UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09491

Allianz Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

5701 Golden Hills Drive, Minneapolis, MN	55416-1297
(Address of principal executive offices)	(Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219-8000

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-833-7113

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Item 1. Reports to Stockholders.

AZL® Allianz AGIC Opportunity Fund

Annual Report

December 31, 2011

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Allianz AGIC Opportunity Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Allianz AGIC Opportunity Fund and Allianz Global Investors Capital LLC (“AGIC”) serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2011?

For the year ended December 31, 2011, the AZL® Allianz AGIC Opportunity Fund had a total return of –11.54%. That compared to a –2.91% total return for its benchmark, the Russell 2000® Growth Index1.

The year was marked by significant volatility in the equity markets. Investor concerns over the size and scope of the European sovereign debt crisis contributed to that volatility, as did global events such as the March earthquake and tsunami in Japan and the “Arab spring”2 that played out in several Middle East countries. These events contributed to a flight to quality among investors, who sought refuge in relatively safe areas of the market such as low-risk fixed-income securities and high-quality stocks. Small-cap stocks performed poorly in this environment.

The Fund invests in a diversified range of small-cap stocks with significant growth potential. The Fund aims to recognize and purchase stocks poised to accelerate in value before they gain broader market recognition. This strategy proved challenging in the recent market environment, in which equity markets have been characterized by risk aversion, unprecedented levels of stock correlation and volatility, and a trend of capital movement from equities to fixed-income securities.

The Fund’s stock selection in the energy sector was the primary driver of underperformance relative to its benchmark. The Fund’s relative performance was hurt by exposure to natural gas stocks, as the price of that commodity declined and investors avoided companies with leveraged balance sheets. Other detractors from relative performance included shares of a surgical instrument manufacturer, an internet marketing firm and a mining company.*

The Fund benefited from stock selection in the technology and pharmaceutical sectors. Those holdings included shares of a semiconductor company, a data storage company, a biopharmaceutical firm and a medical device manufacturer.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2011.
[1]

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

[2]	Arab spring is a revolutionary wave of demonstrations and protests occurring in Arab countries.

1

AZL® Allianz AGIC Opportunity Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of less than $2 billion at the time of investment.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be susceptible to rapid price swings or to adverse developments in certain sectors of the market.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2011

	1 Year	3 Year	5 Year	Since Inception (5/1/02)
AZL® Allianz AGIC Opportunity Fund	–11.54%	18.44%	–0.90%	4.88%
Russell 2000® Growth Index	–2.91%	19.00%	2.09%	5.11%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio

Gross
AZL® Allianz AGIC Opportunity Fund	1.20%

The above expense ratios are based on the current Fund prospectus dated May 1, 2011. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.35% through April 30, 2013. Additional information pertaining to the December 31, 2011 expense ratios can be found in the financial highlights.

[1]	The hypothetical $10,000 investment for the Russell 2000® Growth Index is calculated from April 30, 2002.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 2000® Growth Index, an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Allianz AGIC Opportunity Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Allianz AGIC Opportunity Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only. Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period** 7/1/11 - 12/31/11
AZL Allianz AGIC Opportunity Fund	$1,000.00	$807.00	$5.51	1.21%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period** 7/1/11 - 12/31/11
AZL Allianz AGIC Opportunity Fund	$1,000.00	$1,019.11	$6.16	1.21%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
**	Excludes expense paid indirectly.

Portfolio Composition

(Unaudited)

Investments	Percent of net assets+
Securities Held as Collateral for Securities on Loan	29.2%
Information Technology	25.6
Industrials	22.7
Health Care	15.7
Consumer Discretionary	14.6
Energy	11.7
Materials	4.7
Financials	4.0
Consumer Staples	0.9
Unaffiliated Investment Company	0.3

Total	129.4%

+	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Allianz AGIC Opportunity Fund

Schedule of Portfolio Investments

December 31, 2011

Shares		Fair Value

Common Stocks (99.9%):
Aerospace & Defense (1.6%):
211,479	AerCap Holdings NV	$2,387,598

Airlines (1.6%):
40,649	Copa Holdings SA, Class A	2,384,877

Auto Components (2.1%):
61,075	Tenneco, Inc.*^	1,818,814
45,622	Tesla Motors, Inc.*^	1,302,964

		3,121,778

Biotechnology (3.7%):
43,475	Cubist Pharmaceuticals, Inc.*^	1,722,479
129,000	Emergent Biosolutions, Inc.*^	2,172,360
79,641	Myriad Genetics, Inc.*	1,667,683

		5,562,522

Capital Markets (1.3%):
330,550	WisdomTree Investments, Inc.*^	1,999,827

Commercial Services & Supplies (3.3%):
233,699	Innerworkings, Inc.^	2,175,738
157,067	Mobile Mini, Inc.*	2,740,819

		4,916,557

Communications Equipment (6.0%):
95,225	Acme Packet, Inc.*^	2,943,405
80,450	Aruba Networks, Inc.*^	1,489,934
250,738	Sycamore Networks, Inc.*	4,488,210

		8,921,549

Diversified Consumer Services (2.5%):
86,749	American Public Education*^	3,754,497

Diversified Financial Services (2.7%):
59,200	Encore Capital Group, Inc.*	1,258,592
106,950	Financial Engines, Inc.*^	2,388,193
9,725	MarketAxess Holdings, Inc.	292,820

		3,939,605

Electrical Equipment (2.3%):
76,384	Polypore International, Inc.*^	3,360,132

Electronic Equipment, Instruments & Components (1.8%):
81,000	IPG Photonics Corp.*^	2,743,470

Energy Equipment & Services (1.2%):
134,950	Tesco Corp.*	1,705,768

Food & Staples Retailing (0.9%):
33,025	Fresh Market, Inc. (The)*^	1,317,697

Health Care Equipment & Supplies (7.5%):
78,235	Align Technology, Inc.*^	1,856,125
27,264	Endologix, Inc.*	312,991
456,769	Hansen Medical, Inc.^	1,178,464
77,350	Insulet Corp.*^	1,456,501
193,870	NuVasive, Inc.*	2,440,823
60,525	Zoll Medical Corp.*	3,823,969

		11,068,873

Shares		Fair Value

Common Stocks, continued
Health Care Providers & Services (0.9%):
29,169	IPC The Hospitalist Co.*^	$1,333,607

Hotels, Restaurants & Leisure (2.5%):
1,100	Buffalo Wild Wings, Inc.*^	74,261
46,439	Life Time Fitness, Inc.*^	2,171,023
100,350	Texas Roadhouse, Inc.^	1,495,215

		3,740,499

Internet & Catalog Retail (4.4%):
157,032	Constant Contact, Inc.*^	3,644,713
76,600	ReachLocal, Inc.*^	473,388
104,725	Shutterfly, Inc.*^	2,383,541

		6,501,642

Internet Software & Services (6.2%):
106,075	Ancestry.com, Inc.*^	2,435,482
144,073	BroadSoft, Inc.*^	4,351,004
80,843	VistaPrint NV*^	2,473,796

		9,260,282

IT Services (1.0%):
97,200	ServiceSource International, Inc.^	1,525,068

Machinery (4.2%):
105,525	Dynamic Materials Corp.^	2,087,285
530,136	Wabash National Corp.*	4,156,266

		6,243,551

Metals & Mining (4.7%):
243,375	Globe Specialty Metals, Inc.^	3,258,791
412,317	Horsehead Holding Corp.*^	3,714,976

		6,973,767

Oil, Gas & Consumable Fuels (10.6%):
107,225	Carrizo Oil & Gas, Inc.*^	2,825,379
293,311	Comstock Resources, Inc.*^	4,487,658
353,908	Goodrich Petroleum Corp.*^	4,859,157
530,262	Quicksilver Resources, Inc.*^	3,558,058

		15,730,252

Pharmaceuticals (3.6%):
31,650	Jazz Pharmaceuticals, Inc.*	1,222,640
69,725	Questcor Pharmaceuticals, Inc.*^	2,899,165
25,300	Salix Pharmaceuticals, Inc.*^	1,210,605

		5,332,410

Professional Services (3.9%):
61,775	Acacia Research*^	2,255,405
30,925	Corporate Executive Board Co. (The)^	1,178,243
26,375	FTI Consulting, Inc.*^	1,118,828
31,187	Huron Consulting Group, Inc.*	1,208,184

		5,760,660

continued

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Allianz AGIC Opportunity Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Road & Rail (1.5%):
131,197	Celadon Group, Inc.	$1,549,437
128,607	Vitran Corp., Inc.	740,776

		2,290,213

Semiconductors & Semiconductor Equipment (7.1%):
70,375	Cavium, Inc.*^	2,000,761
22,425	Cymer, Inc.*^	1,115,868
278,650	Inphi Corp.*^	3,332,654
42,825	Mellanox Technologies, Ltd.*	1,391,384
198,850	Teradyne, Inc.*^	2,710,326

		10,550,993

Software (3.4%):
22,050	Concur Technologies, Inc.*^	1,119,920
175,765	Mitek Systems, Inc.^	1,274,296
54,375	QLIK Technologies, Inc.*^	1,315,875
179,168	Rosetta Stone, Inc.^	1,367,052

		5,077,143

Specialty Retail (1.1%):
62,600	Cabela’s, Inc., Class A*^	1,591,292

Textiles, Apparel & Luxury Goods (2.0%):
39,800	Steven Madden, Ltd.*^	1,373,100
48,375	Vera Bradley, Inc.*	1,560,094

		2,933,194

Shares or Principal Amount		Fair Value

Common Stocks, continued
Trading Companies & Distributors (3.3%):
72,900	Titan Machinery, Inc.*^	$1,584,117
112,725	United Rentals, Inc.*^	3,331,024

		4,915,141

Transportation Infrastructure (1.0%):
293,985	Scorpio Tankers, Inc.*	1,437,587

Total Common Stocks (Cost $157,107,270)		148,382,051

Securities Held as Collateral for Securities on Loan (29.2%):
$43,352,006	Allianz Variable Insurance Products Securities Lending Collateral Trust(a)	43,352,006

Total Securities Held as Collateral for Securities on Loan (Cost $43,352,006)		43,352,006

Unaffiliated Investment Company (0.3%):
497,082	Dreyfus Treasury Prime Cash Management, 0.00%(b)	497,082

Total Unaffiliated Investment Company (Cost $497,082)		497,082

Total Investment Securities (Cost $200,956,358)(c) — 129.4%		192,231,139
Net other assets (liabilities) — (29.4)%		(43,622,405)

Net Assets — 100.0%		$148,608,734

Percentages indicated are based on net assets as of December 31, 2011.

*	Non-income producing security

^	This security or a partial position of the security was on loan as of December 31, 2011. The total value of securities on loan as of December 31, 2011 was $41,902,938.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2011.

(b)	The rate represents the effective yield at December 31, 2011.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2011:

Country	Percentage
Bermuda	1.3%
Canada	1.3
Marshall Islands	0.7
Netherlands	1.2
Panama	1.2
United States	94.3

100.0%

See accompanying notes to the financial statements.

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Allianz AGIC Opportunity Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investment securities, at cost	$200,956,358

Investment securities, at value*	$192,231,139
Interest and dividends receivable	30,264
Receivable for capital shares issued	4,872
Receivable for expenses paid indirectly	3,317
Receivable for investments sold	1,373,856
Prepaid expenses	1,474

Total Assets	193,644,922

Liabilities:
Payable for investments purchased	1,400,713
Payable for capital shares redeemed	105,763
Payable for collateral received on loaned securities	43,352,006
Manager fees payable	108,826
Administration fees payable	4,920
Distribution fees payable	32,007
Custodian fees payable	5,478
Administrative and compliance services fees payable	1,460
Trustee fees payable	79
Other accrued liabilities	24,936

Total Liabilities	45,036,188

Net Assets	$148,608,734

Net Assets Consist of:
Capital	$163,903,617
Accumulated net realized gains/(losses) from investment transactions	(6,569,664)
Net unrealized appreciation/(depreciation) on investments	(8,725,219)

Net Assets	$148,608,734

Shares of beneficial interest (unlimited number of shares authorized, no par value)	12,827,999
Net Asset Value (offering and redemption price per share)	$11.58

*	Includes securities on loan of $41,902,938.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income:
Dividends	$294,213
Income from securities lending	332,442

Total Investment Income	626,655

Expenses:
Manager fees	1,569,340
Administration fees	73,980
Distribution fees	461,569
Custodian fees	30,308
Administrative and compliance services fees	9,242
Trustee fees	15,183
Professional fees	16,175
Shareholder reports	21,842
Other expenses	6,928

Total expenses before reductions	2,204,567
Less expenses paid indirectly	(79,980)

Net expenses	2,124,587

Net Investment Income/(Loss)	(1,497,932)

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	19,026,080
Change in unrealized appreciation/depreciation on investments	(36,465,162)

Net Realized/Unrealized Gains/(Losses) on Investments	(17,439,082)

Change in Net Assets Resulting From Operations	$(18,937,014)

See accompanying notes to the financial statements.

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets

	AZL Allianz AGIC Opportunity Fund
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Change in Net Assets:
Operations:
Net investment income/(loss)	$(1,497,932)	$(1,217,351)
Net realized gains/(losses) on investment transactions	19,026,080	18,866,767
Change in unrealized appreciation/depreciation on investments	(36,465,162)	9,195,995

Change in net assets resulting from operations	(18,937,014)	26,845,411

Capital Transactions:
Proceeds from shares issued	33,159,171	65,928,023
Value of shares redeemed	(58,847,373)	(50,719,178)

Change in net assets resulting from capital transactions	(25,688,202)	15,208,845

Change in net assets	(44,625,216)	42,054,256
Net Assets:
Beginning of period	193,233,950	151,179,694

End of period	$148,608,734	$193,233,950

Share Transactions:
Shares issued	2,421,450	5,461,396
Shares redeemed	(4,356,618)	(4,423,141)

Change in shares	(1,935,168)	1,038,255

See accompanying notes to the financial statements.

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Allianz AGIC Opportunity Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$13.09	$11.01	$6.97	$14.97	$15.84

Investment Activities:
Net Investment Income/(Loss)	(0.11)	(0.08)	(0.07)	(0.04)	(0.07)
Net Realized and Unrealized Gains/(Losses) on Investments	(1.40)	2.16	4.11	(6.60)	1.49

Total from Investment Activities	(1.51)	2.08	4.04	(6.64)	1.42

Dividends to Shareholders From:
Net Realized Gains	—	—	—	(1.36)	(2.29)

Total Dividends	—	—	—	(1.36)	(2.29)

Net Asset Value, End of Period	$11.58	$13.09	$11.01	$6.97	$14.97

Total Return(a)	(11.54)%	18.78%	58.11%	(47.15)%	8.89%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$148,609	$193,234	$151,180	$87,046	$195,330
Net Investment Income/(Loss)	(0.81)%	(0.71)%	(0.81)%	(0.38)%	(0.47)%
Expenses Before Reductions(b)	1.19%	1.20%	1.23%	1.25%	1.21%
Expenses Net of Reductions	1.15%	1.09%	1.08%	1.06%	1.10%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.19%	1.20%	1.23%	1.25%	1.21%
Portfolio Turnover Rate	123%	138%	163%	203%	184%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Allianz AGIC Opportunity Fund

Notes to the Financial Statements

December 31, 2011

1.	Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Allianz AGIC Opportunity Fund (the “Fund”). The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

—	AZL Allianz AGIC Opportunity Fund
—	AZL BlackRock Capital Appreciation Fund
—	AZL Columbia Mid Cap Value Fund
—	AZL Columbia Small Cap Value Fund
—	AZL Davis New York Venture Fund (formerly AZL Davis NY Venture Fund)
—	AZL Dreyfus Equity Growth Fund
—	AZL Eaton Vance Large Cap Value Fund
—	AZL Enhanced Bond Index Fund
—	AZL Franklin Small Cap Value Fund
—	AZL Franklin Templeton Founding Strategy Plus Fund
—	AZL Gateway Fund
—	AZL International Index Fund
—	AZL Invesco Equity and Income Fund (formerly AZL Van Kampen Equity and Income Fund)
—	AZL Invesco Growth and Income Fund (formerly AZL Van Kampen Growth and Income Fund)
—	AZL Invesco International Equity Fund
—	AZL JPMorgan International Opportunities Fund (formerly AZL Morgan Stanley International Equity Fund)
—	AZL JPMorgan U.S. Equity Fund
—	AZL MFS Investors Trust Fund
—	AZL Mid Cap Index Fund
—	AZL Money Market Fund
—	AZL Morgan Stanley Global Real Estate Fund
—	AZL Morgan Stanley Mid Cap Growth Fund
—	AZL NFJ International Value Fund
—	AZL Russell 1000 Growth Index Fund
—	AZL Russell 1000 Value Index Fund
—	AZL S&P 500 Index Fund
—	AZL Schroder Emerging Markets Equity Fund
—	AZL Small Cap Stock Index Fund
—	AZL Turner Quantitative Small Cap Growth Fund

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Allianz AGIC Opportunity Fund

Notes to the Financial Statements, continued

December 31, 2011

foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities) and is marked to

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Allianz AGIC Opportunity Fund

Notes to the Financial Statements, continued

December 31, 2011

market daily to provide a level of collateral at least equal to the fair value of securities loaned. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Allianz Investment Management LLC (the “Manager”) to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2011 are presented on the Fund’s Schedule of Portfolio Investments (“Schedule”). The average outstanding amount of securities on loan was $48.9 million for the year ended December 31, 2011.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $32,963 during the year ended December 31, 2011. These fees have been netted against Income from Securities Lending on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments that the Fund may utilize, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2011, the Fund did not enter into any forward currency contracts. The Fund may enter into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

Futures Contracts

During the year ended December 31, 2011, the Fund did not enter into any futures contracts. The Fund may enter into futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Allianz AGIC Opportunity Fund

Notes to the Financial Statements, continued

December 31, 2011

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an affiliated money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement, between the Manager and Allianz Global Investors Capital (“AGIC”), AGIC provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2013.

For the year ended December 31, 2011, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Allianz AGIC Opportunity Fund	0.85%	1.35%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2011, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the year ended December 31, 2011, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Allianz AGIC Opportunity Fund

Notes to the Financial Statements, continued

December 31, 2011

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2011, $2,760 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting and a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2011, actual Trustee compensation was $924,000 in total for both Trusts.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Exchange traded futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Allianz AGIC Opportunity Fund

Notes to the Financial Statements, continued

December 31, 2011

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2011, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2011 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks+	$148,382,051	$—	$—	$148,382,051
Securities Held as Collateral for Securities on Loan	—	43,352,006	—	43,352,006
Unaffiliated Investment Company	497,082	—	—	497,082

Total Investment Securities	$148,879,133	$43,352,006	$—	$192,231,139

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

The Fund recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1, 2 or 3 as of December 31, 2011.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Adoption of ASU 2011-04 will have no effect on the Fund’s net assets. At this time, management is evaluating the impact of ASU 2011-04 on the financial statement disclosures.

5.	Security Purchases and Sales

For the year ended December 31, 2011, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Allianz AGIC Opportunity Fund	$227,264,441	$253,091,949

6.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2011 is $206,941,010. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$11,399,130
Unrealized depreciation	(26,109,001)

Net unrealized depreciation	$(14,709,871)

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Allianz AGIC Opportunity Fund

Notes to the Financial Statements, continued

December 31, 2011

As of the end of its tax year ended December 31, 2011, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the table below. Under the provisions of the Regulated Investment Company Modernization Act of 2010, CLCFs that originated in a tax year that began before December 23, 2010 (pre-effective CLCFs) may be carried forward, subject to certain limitations, and applied to offset future capital gains, and thus reduce the amount of distributable capital gains, for up to eight succeeding tax years, after which any unutilized CLCFs expire. Pre-effective CLCFs are applied as short-term capital loss regardless of whether the originating capital loss was short term or long term. CLCFs that originate in tax years beginning after December 22, 2010 (post-effective CLCFs), are applied consistent with the character in which they originated as a new loss on the first day of the immediately succeeding tax year, and thus take precedent over the application of pre-effective CLCFs. Post-effective CLCFs can be carried forward indefinitely.

Pre-effective CLCFs subject to expiration:

Expires 12/31/2017
AZL Allianz AGIC Opportunity Fund	$585,012

During the year ended December 31, 2011, the Fund utilized $17,861,820 in CLCFs to offset capital gains.

As of December 31, 2011, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Allianz AGIC Opportunity Fund	$—	$(585,012)	$(14,709,871)	$(15,294,883)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Allianz AGIC Opportunity Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio

February 24, 2012

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its

18

affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2011. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 19, 2011, and at an “in person” Board of Trustees meeting held October 26, 2011. The Agreements were approved at the Board meeting of October 26, 2011. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2013. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager and Subadvisers.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

19

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2)  The investment performance of the Funds, the Manager and the Subadvisers.  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 26, 2011, the Manager reported that for the three year period ended June 30, 2011, ten Funds were in the top 40%, six were in the middle 20% and five were in the bottom 40%, and for the one year period ended June 30, 2011, nine Funds were in the top 40%, eight were in the middle 20%, and 11 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2011, nine Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40%. At the Board of Trustees meeting held October 26, 2011, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 29 Funds reviewed by the Board of Trustees in the fall of 2011, 24 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2012 for the 29 Funds was as follows: (1) 21 of the Funds had total expense rankings at or below the 50th percentile; (2) three of the Funds were between the 50th and 65th percentiles; (3) for three of the Funds with expense ranks above the 65th percentile, the Manager recommended, and the Board of Trustees approved, temporary management fee waivers effective May 1, 2012, which are expected to reduce such rankings to the 65th percentile or below; (4) for one Fund with an expense rank above the 65th percentile, the Manager expects such Fund to be below the 65th percentile in 2012 because of greater Fund assets; and (5) for one Fund with an expense rank above the 65th percentile, the Manager reported that the peer group makes for poor comparability.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2009 through June 30, 2011. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

20

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2011 were approximately $6.2 billion, and that no single non-money market Fund had assets in excess of $428 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2012, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

21

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc., 2005 to present; EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	42	Argus Group Holdings; Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 54 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	42	Luther College
Roger Gelfenbien, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	42	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, 2012 to present; General Partner of Fairview Capital, L.P., 1994 to present	42	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to present; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002; Consultant to Hartford Insurance Co., 2001	42	None
Peter W. McClean, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	42	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	42	Connecticut Water Service, Inc.

22

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the Fund Complex During Past 5 Years
Robert DeChellis, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	42	None
Brian Muench, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	42	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Allianz Life from April 2011, to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.
Michael Radmer, Age 66 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/04	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007; Vice President, Fund Administration, Columbia Management, July 2002 to December 2005.
Stephen G. Simon, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

23

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1211 2/12

AZL® BlackRock Capital Appreciation Fund

Annual Report

December 31, 2011

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® BlackRock Capital Appreciation Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® BlackRock Capital Appreciation Fund and BlackRock Capital Management, Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2011?

For the year ended December 31, 2011 the AZL® BlackRock Capital Appreciation Fund returned –9.11%. That compared to a 2.64% return for its benchmark, the Russell 1000® Growth Index1.

A mood of optimism within U.S. equity markets at the start of 2011 quickly gave way to nervousness and fear. A number of major global events early in the year combined to reduce expectations for overall economic growth and send investors seeking safety. Revolutions in Egypt and Libya and the historic natural disaster in Japan prompted a prolonged bout of risk aversion during the first half of the year. Later in the year, the sovereign debt crisis in Europe, Standard and Poor’s decision to downgrade U.S. Treasuries and the unproductive American budget debate dominated the headlines and kept equity investors on edge. China continued to be an important factor in 2011; its falling growth rate and monetary policy tightening continued to have global implications.

In the U.S., these concerns were somewhat offset by double-digit earnings growth, attractive valuations and the improvement of domestic economic data in the fourth quarter. These factors enabled the U.S. market (and the Russell 1000® Growth Index) to rally and close the 12-month period in positive territory, outperforming most other countries for the year. Given investors’ defensive mind-set during the year, the most stable dividend-paying companies drove the market’s strength, with the consumer staples sector delivering the Index’s best performance. The health care and consumer discretionary sectors performed relatively well in this environment, while the materials and industrials sectors delivered disappointing performance. As a result, the Russell 1000® Growth Index (+2.64%) outperformed the Russell 1000® Value Index2 (+0.39%) by more than two percentage points for the year.

Against this backdrop, the Fund’s emphasis on company fundamentals and its bias toward stocks of higher growth companies was not rewarded. Security selection was broadly negative, and underperformance occurred across several sectors. Negative stock selection in the information technology, energy, health care and industrials sectors accounted for the majority of the Fund’s underperformance relative to its benchmark.*

The most significant underperformance came from the information technology sector, largely due to an underweight position in a major technology company as well as stock selection in the semiconductors and semiconductor equipment industries. Stock selection in the energy sector also negatively impacted the portfolio’s relative performance. The Fund’s weakness in the health care sector was largely attributable to one biotechnology firm, which released disappointing sales results and lowered revenue expectations for a new drug. In industrials, the Fund’s airline holdings were negatively affected by concerns over economic growth and a spike in crude oil prices stemming from unrest in the Middle East and North Africa.*

The portfolio benefited from an underweight position in the cyclically sensitive materials sector, which was the worst performing sector in the Index. In addition, several of the Fund’s top holdings delivered strong performance. Two of the Fund’s largest positions in information technology delivered double-digit returns during the year, due to the continued strength of the Smartphone market. In addition, the Fund’s largest holding in the industrials sector outperformed the Index.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2011.
[1]

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

[2]

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Investors cannot invest directly in an index.

1

AZL® BlackRock Capital Appreciation Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in at least 80% of total assets in common and preferred stock and securities convertible into common and preferred stock.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Growth based investments can perform differently from the market as a whole and can be more volatile than other types of securities.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2011

	1 Year	3 Year	5 Year	Since Inception (4/29/05)
AZL® BlackRock Capital Appreciation Fund	–9.11%	13.64%	0.70%	3.66%
Russell 1000® Growth Index	2.64%	18.02%	2.50%	5.11%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio

Gross
AZL® BlackRock Capital Appreciation Fund	1.14%

The above expense ratios are based on the current Fund prospectus dated May 1, 2011. The Manager voluntarily reduced the management fee to 0.70%. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2013. Additional information pertaining to the December 31, 2011 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 1000® Growth Index, an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL BlackRock Capital Appreciation Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL BlackRock Capital Appreciation Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only.Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period** 7/1/11 - 12/31/11
AZL Blackrock Capital Appreciation Fund	$1,000.00	$889.00	$4.90	1.03%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period** 7/1/11 - 12/31/11
AZL Blackrock Capital Appreciation Fund	$1,000.00	$1,020.01	$5.24	1.03%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
**	Excludes expense paid indirectly.

Portfolio Composition

(Unaudited)

Investments	Percent of net assets+
Information Technology	31.8%
Consumer Discretionary	14.2
Industrials	12.9
Consumer Staples	10.6
Energy	10.4
Health Care	10.0
Securities Held as Collateral for Securities on Loan	9.5
Materials	2.8
Telecommunication Services	2.8
Financials	2.7
Unaffiliated Investment Company	1.9

Total	109.6%

+	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL BlackRock Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2011

Shares		Fair Value

Common Stocks (98.2%):
Aerospace & Defense (6.8%):
273,200	Boeing Co. (The)	$20,039,220
38,800	Precision Castparts Corp.	6,393,852
83,100	United Technologies Corp.	6,073,779

		32,506,851

Auto Components (2.0%):
31,400	BorgWarner, Inc.*	2,001,436
136,800	Johnson Controls, Inc.	4,276,368
114,900	Tesla Motors, Inc.*^	3,281,544

		9,559,348

Beverages (4.2%):
194,800	Coca-Cola Co. (The)	13,630,156
96,200	PepsiCo, Inc.	6,382,870

		20,013,026

Biotechnology (1.4%):
61,400	Biogen Idec, Inc.*	6,757,070

Capital Markets (1.5%):
275,800	Jefferies Group, Inc.^	3,792,250
237,300	Morgan Stanley	3,590,349

		7,382,599

Chemicals (2.2%):
112,500	Celanese Corp., Series A	4,980,375
61,600	Monsanto Co.	4,316,312
23,300	Potash Corp. of Saskatchewan, Inc.	961,824

		10,258,511

Commercial Banks (1.2%):
202,700	Wells Fargo & Co.	5,586,412

Communications Equipment (4.6%):
232,900	Cisco Systems, Inc.	4,210,832
324,300	QUALCOMM, Inc.	17,739,210

		21,950,042

Computers & Peripherals (8.2%):
87,400	Apple, Inc.*	35,397,000
73,300	SanDisk Corp.*	3,607,093

		39,004,093

Diversified Consumer Services (1.8%):
160,700	Apollo Group, Inc., Class A*^	8,656,909

Diversified Telecommunication Services (1.8%):
217,200	Verizon Communications, Inc.	8,714,064

Energy Equipment & Services (3.7%):
107,500	Halliburton Co.	3,709,825
74,800	National-Oilwell Varco, Inc.	5,085,652
127,500	Schlumberger, Ltd.	8,709,525

		17,505,002

Food & Staples Retailing (2.8%):
140,600	Wal-Mart Stores, Inc.	8,402,256
68,300	Whole Foods Market, Inc.	4,752,314

		13,154,570

Shares		Fair Value

Common Stocks, continued
Food Products (0.2%):
21,700	Green Mountain Coffee Roasters, Inc.*^	$973,245

Health Care Equipment & Supplies (1.1%):
48,800	Stryker Corp.	2,425,848
56,600	Valeant Pharmaceuticals International, Inc.*	2,642,654

		5,068,502

Health Care Providers & Services (2.2%):
183,600	AmerisourceBergen Corp.^	6,828,084
90,900	Cardinal Health, Inc.	3,691,449

		10,519,533

Health Care Technology (1.6%):
126,400	Cerner Corp.*^	7,742,000

Hotels, Restaurants & Leisure (3.3%):
8,600	Chipotle Mexican Grill, Inc.*	2,904,564
146,900	Las Vegas Sands Corp.*	6,277,037
140,100	Starbucks Corp.	6,446,001

		15,627,602

Household Products (3.4%):
245,500	Procter & Gamble Co. (The)	16,377,305

Industrial Conglomerates (2.6%):
263,300	Danaher Corp.^	12,385,632

Internet & Catalog Retail (2.3%):
62,900	Amazon.com, Inc.*	10,887,990

Internet Software & Services (5.2%):
175,300	eBay, Inc.*	5,316,849
24,500	Google, Inc., Class A*	15,824,550
89,200	Rackspace Hosting, Inc.*^	3,836,492

		24,977,891

IT Services (3.6%):
77,200	Accenture plc, Class A	4,109,356
22,100	International Business Machines Corp.	4,063,748
115,100	VeriFone Systems, Inc.*^	4,088,352
48,200	Visa, Inc., Class A^	4,893,746

		17,155,202

Machinery (2.9%):
141,400	Eaton Corp.	6,155,142
81,600	Stanley Black & Decker, Inc.	5,516,160
174,500	Terex Corp.*^	2,357,495

		14,028,797

Media (1.1%):
224,800	Comcast Corp., Class A	5,330,008

Metals & Mining (0.6%):
81,300	Freeport-McMoRan Copper & Gold, Inc.	2,991,027

continued

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL BlackRock Capital Appreciation Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Oil, Gas & Consumable Fuels (6.7%):
134,702	Alpha Natural Resources, Inc.*	$2,751,962
117,600	Anadarko Petroleum Corp.	8,976,408
146,100	Exxon Mobil Corp.	12,383,436
127,400	Range Resources Corp.	7,891,156

		32,002,962

Pharmaceuticals (3.7%):
62,900	Allergan, Inc.	5,518,846
96,400	Johnson & Johnson Co.	6,321,912
279,900	Pfizer, Inc.	6,057,036

		17,897,794

Professional Services (0.6%):
77,300	Manpower, Inc.	2,763,475

Semiconductors & Semiconductor Equipment (3.9%):
74,600	Avago Technologies, Ltd.	2,152,956
127,000	Broadcom Corp., Class A	3,728,720
298,700	Marvell Technology Group, Ltd.*	4,136,995
156,400	NXP Semiconductors NV, ADR*	2,403,868
79,200	Texas Instruments, Inc.	2,305,512
116,600	Xilinx, Inc.^	3,738,196

		18,466,247

Software (6.2%):
128,700	Check Point Software Technologies, Ltd.*^	6,761,898
180,500	Microsoft Corp.	4,685,780
121,800	Oracle Corp.	3,124,170
146,100	Red Hat, Inc.*^	6,032,469
61,000	Salesforce.com, Inc.*^	6,189,060
35,300	VMware, Inc., Class A*	2,936,607

		29,729,984

Shares or Principal Amount		Fair Value

Common Stocks, continued
Specialty Retail (2.7%):
190,800	Home Depot, Inc.	$8,021,232
71,800	Tiffany & Co.^	4,757,468

		12,778,700

Textiles, Apparel & Luxury Goods (1.1%):
72,100	Coach, Inc.	4,400,984
27,200	Michael Kors Holdings, Ltd.*	741,200

		5,142,184

Wireless Telecommunication Services (1.0%):
61,800	American Tower Corp., Class A	3,708,618
53,800	NII Holdings, Inc.*	1,145,940

		4,854,558

Total Common Stocks (Cost $405,251,520)		468,749,135

Securities Held as Collateral for Securities on Loan (9.5%):
$45,353,613	Allianz Variable Insurance Products Securities Lending Collateral Trust(a)	45,353,613

Total Securities Held as Collateral for Securities on Loan (Cost $45,353,613)		45,353,613

Unaffiliated Investment Company (1.9%):
9,223,765	Dreyfus Treasury Prime Cash Management, 0.00%(b)	9,223,765

Total Unaffiliated Investment Company (Cost $9,223,765)		9,223,765

Total Investment Securities (Cost $459,828,898)(c) — 109.6%		523,326,513
Net other assets (liabilities) — (9.6)%		(45,707,168)

Net Assets — 100.0%		$477,619,345

Percentages indicated are based on net assets as of December 31, 2011.

ADR—American Depositary Receipt

*	Non-income producing security

^	This security or a partial position of the security was on loan as of December 31, 2011. The total value of securities on loan as of December 31, 2011 was $44,063,124.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2011.

(b)	The rate represents the effective yield at December 31, 2011.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL BlackRock Capital Appreciation Fund

Schedule of Portfolio Investments, continued

December 31, 2011

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2011:

Country	Percentage
Bermuda	0.8%
Canada	0.7
Hong Kong	0.1
Ireland (Republic of)	0.8
Israel	1.3
Netherlands	2.1
Singapore	0.4
United States	93.8

100.0%

6

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL BlackRock Capital Appreciation Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investment securities, at cost	$459,828,898

Investment securities, at value*	$523,326,513
Interest and dividends receivable	292,397
Foreign currency, at value (cost $816)	770
Receivable for capital shares issued	13,838
Receivable for expenses paid indirectly	17,051
Receivable for investments sold	1,945,205
Reclaims receivable	379
Prepaid expenses	5,471

Total Assets	525,601,624

Liabilities:
Payable for investments purchased	1,987,261
Payable for capital shares redeemed	173,767
Payable for collateral received on loaned securities	45,353,613
Manager fees payable	283,782
Administration fees payable	13,518
Distribution fees payable	101,351
Custodian fees payable	4,088
Administrative and compliance services fees payable	3,789
Trustee fees payable	204
Other accrued liabilities	60,906

Total Liabilities	47,982,279

Net Assets	$477,619,345

Net Assets Consist of:
Capital	$498,137,382
Accumulated net investment income/(loss)	227,805
Accumulated net realized gains/(losses) from investment transactions	(84,243,396)
Net unrealized appreciation/(depreciation) on investments	63,497,554

Net Assets	$477,619,345

Shares of beneficial interest (unlimited number of shares authorized, no par value)	37,995,354
Net Asset Value (offering and redemption price per share)	$12.57

*	Includes securities on loan of $44,063,124.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income:
Dividends	$5,515,711
Income from securities lending	123,809
Foreign withholding tax	(447)

Total Investment Income	5,639,073

Expenses:
Manager fees	4,225,790
Administration fees	199,108
Distribution fees	1,320,557
Custodian fees	28,361
Administrative and compliance services fees	25,154
Trustee fees	42,477
Professional fees	44,974
Shareholder reports	53,458
Other expenses	20,804

Total expenses before reductions	5,960,683
Less expenses voluntarily waived/reimbursed by the Manager	(590,952)
Less expenses paid indirectly	(17,863)

Net expenses	5,351,868

Net Investment Income/(Loss)	287,205

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	35,470,256
Change in unrealized appreciation/depreciation on investments	(83,154,004)

Net Realized/Unrealized Gains/(Losses) on Investments	(47,683,748)

Change in Net Assets Resulting From Operations	$(47,396,543)

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets

	AZL BlackRock Capital Appreciation Fund
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Change in Net Assets:
Operations:
Net investment income/(loss)	$287,205	$(307,802)
Net realized gains/(losses) on investment transactions	35,470,256	47,984,490
Change in unrealized appreciation/depreciation on investments	(83,154,004)	42,107,784

Change in net assets resulting from operations	(47,396,543)	89,784,472

Dividends to Shareholders:
From net investment income	—	(235,335)
From net realized gains on investments	—	(4,787,118)
From return of capital	—	(35)

Change in net assets resulting from dividends to shareholders	—	(5,022,488)

Capital Transactions:
Proceeds from shares issued	61,278,627	86,852,940
Proceeds from shares issued in merger	—	6,489,469
Proceeds from dividends reinvested	—	5,022,488
Value of shares redeemed	(99,064,010)	(110,255,726)

Change in net assets resulting from capital transactions	(37,785,383)	(11,890,829)

Change in net assets	(85,181,926)	72,871,155
Net Assets:
Beginning of period	562,801,271	489,930,116

End of period	$477,619,345	$562,801,271

Accumulated net investment income/(loss)	$227,805	$—

Share Transactions:
Shares issued	4,515,834	7,098,066
Shares issued in merger	—	513,942
Dividends reinvested	—	427,810
Shares redeemed	(7,213,121)	(9,131,292)

Change in shares	(2,697,287)	(1,091,474)

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL BlackRock Capital Appreciation Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2011	2010		2009		2008	2007
Net Asset Value, Beginning of Period	$13.83	$11.73		$8.66		$13.61	$12.27

Investment Activities:
Net Investment Income/(Loss)	0.01	(0.01)		0.01		0.01	(0.01)
Net Realized and Unrealized Gains/(Losses) on Investments	(1.27)	2.24		3.06		(4.96)	1.35

Total from Investment Activities	(1.26)	2.23		3.07		(4.95)	1.34

Dividends to Shareholders From:
Net Investment Income	—	(0.01)		—	(a)	—	—
Net Realized Gains	—	(0.12)		—		—	—
Return of Capital	—	—	(a)	—		—	—

Total Dividends	—	(0.13)		—	(a)	—	—

Net Asset Value, End of Period	$12.57	$13.83		$11.73		$8.66	$13.61

Total Return(b)	(9.11)%	19.20%		35.46%		(36.37)%	10.92%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$477,619	$562,801		$489,930		$99,344	$62,264
Net Investment Income/(Loss)	0.05%	(0.06)%		0.11%		0.08%	(0.11)%
Expenses Before Reductions(c)	1.13%	1.13%		1.15%		1.20%	1.18%
Expenses Net of Reductions	1.02%	1.00%		1.07%		1.16%	1.16%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)	1.02%	1.00%		1.07%		1.19%	1.18%
Portfolio Turnover Rate	81%	80	%(e)	80	%(f)	175%	76%

(a)	Represents less than $0.005.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(e)	Cost of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after a fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 81%.

(f)	Cost of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after a fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 102%.

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL BlackRock Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2011

1.	Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL BlackRock Capital Appreciation Fund (the “Fund”). The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

—	AZL Allianz AGIC Opportunity Fund
—	AZL BlackRock Capital Appreciation Fund
—	AZL Columbia Mid Cap Value Fund
—	AZL Columbia Small Cap Value Fund
—	AZL Davis New York Venture Fund (formerly AZL Davis NY Venture Fund)
—	AZL Dreyfus Equity Growth Fund
—	AZL Eaton Vance Large Cap Value Fund
—	AZL Enhanced Bond Index Fund
—	AZL Franklin Small Cap Value Fund
—	AZL Franklin Templeton Founding Strategy Plus Fund
—	AZL Gateway Fund
—	AZL International Index Fund
—	AZL Invesco Equity and Income Fund (formerly AZL Van Kampen Equity and Income Fund)
—	AZL Invesco Growth and Income Fund (formerly AZL Van Kampen Growth and Income Fund)
—	AZL Invesco International Equity Fund
—	AZL JPMorgan International Opportunities Fund (formerly AZL Morgan Stanley International Equity Fund)
—	AZL JPMorgan U.S. Equity Fund
—	AZL MFS Investors Trust Fund
—	AZL Mid Cap Index Fund
—	AZL Money Market Fund
—	AZL Morgan Stanley Global Real Estate Fund
—	AZL Morgan Stanley Mid Cap Growth Fund
—	AZL NFJ International Value Fund
—	AZL Russell 1000 Growth Index Fund
—	AZL Russell 1000 Value Index Fund
—	AZL S&P 500 Index Fund
—	AZL Schroder Emerging Markets Equity Fund
—	AZL Small Cap Stock Index Fund
—	AZL Turner Quantitative Small Cap Growth Fund

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL BlackRock Capital Appreciation Fund

Notes to the Financial Statements, continued

December 31, 2011

foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities) and is marked to

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL BlackRock Capital Appreciation Fund

Notes to the Financial Statements, continued

December 31, 2011

market daily to provide a level of collateral at least equal to the fair value of securities loaned. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Allianz Investment Management LLC (the “Manager”) to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2011 are presented on the Fund’s Schedule of Portfolio Investments (“Schedule”). The average outstanding amount of securities on loan was $49.3 million for the year ended December 31, 2011.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $12,410 during the year ended December 31, 2011. These fees have been netted against Income from Securities Lending on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments that the Fund may utilize, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2011, the Fund did not enter into any forward currency contracts. The Fund may enter into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

Futures Contracts

During the year ended December 31, 2011, the Fund did not enter into any futures contracts. The Fund may enter into futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL BlackRock Capital Appreciation Fund

Notes to the Financial Statements, continued

December 31, 2011

Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and BlackRock Capital Management, Inc. (“BlackRock Capital”), BlackRock Capital provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2013.

For the year ended December 31, 2011, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL BlackRock Capital Appreciation Fund	0.80%	1.20%

*	From January 1, 2011 to April 30, 2011, the Manager voluntarily reduced the management fee to 0.70% on the first $200 million of assets and 0.65% on assets above $200 million. Beginning May 1, 2011, the Manager voluntarily reduced the management fee to 0.70% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2011, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL BlackRock Capital Appreciation Fund

Notes to the Financial Statements, continued

December 31, 2011

The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2011, $7,894 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting and a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2011, actual Trustee compensation was $924,000 in total for both Trusts.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL BlackRock Capital Appreciation Fund

Notes to the Financial Statements, continued

December 31, 2011

days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Exchange traded futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2011, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2011 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks+	$468,749,135	$—	$—	$468,749,135
Securities Held as Collateral for Securities on Loan	—	45,353,613	—	45,353,613
Unaffiliated Investment Company	9,223,765	—	—	9,223,765

Total Investment Securities	$477,972,900	$45,353,613	$—	$523,326,513

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

The Fund recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1, 2 or 3 as of December 31, 2011.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Adoption of ASU 2011-04 will have no effect on the Fund’s net assets. At this time, management is evaluating the impact of ASU 2011-04 on the financial statement disclosures.

5.	Security Purchases and Sales

For the year ended December 31, 2011, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL BlackRock Capital Appreciation Fund	$426,232,798	$468,687,040

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL BlackRock Capital Appreciation Fund

Notes to the Financial Statements, continued

December 31, 2011

6.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2011 is $464,213,425. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$82,735,231
Unrealized depreciation	(23,622,143)

Net unrealized appreciation	$59,113,088

As of the end of its tax year ended December 31, 2011, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the table below. Under the provisions of the Regulated Investment Company Modernization Act of 2010, CLCFs that originated in a tax year that began before December 23, 2010 (pre-effective CLCFs) may be carried forward, subject to certain limitations, and applied to offset future capital gains, and thus reduce the amount of distributable capital gains, for up to eight succeeding tax years, after which any unutilized CLCFs expire. Pre-effective CLCFs are applied as short-term capital loss regardless of whether the originating capital loss was short term or long term. CLCFs that originate in tax years beginning after December 22, 2010 (post-effective CLCFs), are applied consistent with the character in which they originated as a new loss on the first day of the immediately succeeding tax year, and thus take precedent over the application of pre-effective CLCFs. Post-effective CLCFs can be carried forward indefinitely.

Pre-effective CLCFs subject to expiration:

	Expires 12/31/2015	Expires 12/31/2016
AZL BlackRock Capital Appreciation Fund	$15,585,941	$64,272,929

During the year ended December 31, 2011, the Fund utilized $37,020,237 in CLCFs to offset capital gains.

During the year ended December 31, 2011 there were no dividends paid to shareholders.

The tax character of dividends paid to shareholders during the year ended December 31, 2010 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions(a)
AZL BlackRock Capital Appreciation Fund	$968,338	$4,054,115	$5,022,453	$35	$5,022,488

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2011, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL BlackRock Capital Appreciation Fund	$227,805	$(79,858,870)	$59,113,028	$(20,518,037)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

7.	Acquisition of AZL Allianz AGIC Growth Fund

On October 15, 2010, the Fund acquired all of the net assets of the AZL Allianz AGIC Growth Fund, an open-end investment company, pursuant to a plan of reorganization approved by AZL Allianz AGIC Growth Fund shareholders on October 13, 2010. The purpose of the transaction was to combine two funds managed by the Manager with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 513,942 shares of the Fund, valued at $6,489,469, for 613,239 shares of the AZL Allianz AGIC Growth Fund outstanding on October 15, 2010.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL BlackRock Capital Appreciation Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio

February 24, 2012

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its

19

affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2011. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 19, 2011, and at an “in person” Board of Trustees meeting held October 26, 2011. The Agreements were approved at the Board meeting of October 26, 2011. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2013. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager and Subadvisers.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

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The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2)  The investment performance of the Funds, the Manager and the Subadvisers.  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 26, 2011, the Manager reported that for the three year period ended June 30, 2011, ten Funds were in the top 40%, six were in the middle 20% and five were in the bottom 40%, and for the one year period ended June 30, 2011, nine Funds were in the top 40%, eight were in the middle 20%, and 11 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2011, nine Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40%. At the Board of Trustees meeting held October 26, 2011, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 29 Funds reviewed by the Board of Trustees in the fall of 2011, 24 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2012 for the 29 Funds was as follows: (1) 21 of the Funds had total expense rankings at or below the 50th percentile; (2) three of the Funds were between the 50th and 65th percentiles; (3) for three of the Funds with expense ranks above the 65th percentile, the Manager recommended, and the Board of Trustees approved, temporary management fee waivers effective May 1, 2012, which are expected to reduce such rankings to the 65th percentile or below; (4) for one Fund with an expense rank above the 65th percentile, the Manager expects such Fund to be below the 65th percentile in 2012 because of greater Fund assets; and (5) for one Fund with an expense rank above the 65th percentile, the Manager reported that the peer group makes for poor comparability.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2009 through June 30, 2011. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

21

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2011 were approximately $6.2 billion, and that no single non-money market Fund had assets in excess of $428 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2012, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

22

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc., 2005 to present; EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	42	Argus Group Holdings; Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 54 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	42	Luther College
Roger Gelfenbien, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	42	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, 2012 to present; General Partner of Fairview Capital, L.P., 1994 to present	42	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to present; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002; Consultant to Hartford Insurance Co., 2001	42	None
Peter W. McClean, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	42	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	42	Connecticut Water Service, Inc.

23

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the Fund Complex During Past 5 Years
Robert DeChellis, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	42	None
Brian Muench, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	42	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Allianz Life from April 2011, to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.
Michael Radmer, Age 66 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/04	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007; Vice President, Fund Administration, Columbia Management, July 2002 to December 2005.
Stephen G. Simon, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

24

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1211 2/12

AZL® Columbia Mid Cap Value Fund

Annual Report

December 31, 2011

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Columbia Mid Cap Value Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Columbia Mid Cap Value Fund and Columbia Management Investment Advisers, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2011?

For the year ended December 31, 2011, the AZL® Columbia Mid Cap Value Fund returned –3.57%. That compared to a return of –1.38% for its benchmark, the Russell Midcap® Value Index1.

The equity markets experienced significant volatility during the year. A range of factors, including investor concerns about the worsening European sovereign debt crisis, the “Arab spring”2 in the Middle East, and a damaging earthquake and tsunami that hit Japan in March, led to that volatility. In the United States, negotiations over the federal debt limit and a decision by Standard & Poor’s to downgrade the country’s credit rating negatively affected the stock market. Investor confidence rebounded late in the period as European leaders worked toward a solution to repair that region’s debt issues and the U.S. job and housing markets experienced modest improvements. In that challenging environment, mid-cap stocks underperformed large-cap stocks but outpaced small-cap stocks during the year.

The Fund’s performance relative to its benchmark was hurt by an overweight allocation to the industrial sector. Macro concerns, for instance the European debt crisis, lowered global economic growth expectations and led investors away from economically sensitive sectors, such as industrials.

The Fund had an underweight allocation to the utilities and consumer staples sectors resulted in a drag on relative performance, as these sectors were among the top performers during the year.*

However, the Fund benefited from an under-weight position relative to its benchmark in the telecommunications sector and in the financial sector, which boosted relative performance, as that sector was among the period’s worst performers. Additionally, the Fund’s stock selection in the consumer discretionary sector helped relative performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2011.
[1]

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

[2]	Arab spring is a revolutionary wave of demonstrations and protests occurring in Arab countries.

1

AZL® Columbia Mid Cap Value Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell Midcap® Value Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility than larger companies.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2011

	1 Year	3 Year	5 Year	Since Inception (5/1/06)
AZL® Columbia Mid Cap Value Fund	–3.57%	16.10%	–4.90%	–4.05%
Russell Midcap® Value Index	–1.38%	18.19%	0.04%	1.88%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio2

Gross
AZL® Columbia Mid Cap Value Fund	1.11%

The above expense ratios are based on the current Fund prospectus dated May 1, 2011. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.30% through April 30, 2013. Additional information pertaining to the December 31, 2011 expense ratios can be found in the financial highlights.

[1]	The hypothetical $10,000 investment for the Russell Midcap® Value Index is calculated from April 30, 2006.
[2]

Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fund Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and Expenses the Fund’s gross ratio would be 1.10%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell Midcap® Value Index, an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Columbia Mid Cap Value Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Columbia Mid Cap Value Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only. Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period** 7/1/11 - 12/31/11
AZL Columbia Mid Cap Value Fund	$1,000.00	$901.40	$5.18	1.08%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period** 7/1/11 - 12/31/11
AZL Columbia Mid Cap Value Fund	$1,000.00	$1,019.76	$5.50	1.08%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
**	Excludes expense paid indirectly.

Portfolio Composition

(Unaudited)

Investments	Percent of net assets+
Financials	26.6%
Securities Held as Collateral for Securities on Loan	20.8
Utilities	14.3
Consumer Discretionary	13.1
Industrials	10.9
Energy	8.6
Consumer Staples	6.2
Materials	6.1
Health Care	5.4
Information Technology	4.8
Unaffiliated Investment Company	3.9

Total	120.7%

+	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Columbia Mid Cap Value Fund

Schedule of Portfolio Investments

December 31, 2011

Shares		Fair Value

Common Stocks (96.0%):
Aerospace & Defense (0.2%):
27,846	AerCap Holdings NV*	$314,381

Auto Components (0.9%):
4,500	BorgWarner, Inc.*^	286,830
28,332	Tenneco, Inc.*^	843,727

		1,130,557

Automobiles (0.7%):
22,711	Harley-Davidson, Inc.	882,777

Beverages (0.1%):
2,742	Beam, Inc.	140,473

Building Products (0.7%):
34,303	Owens Corning, Inc.*^	985,182

Capital Markets (2.1%):
45,200	Raymond James Financial, Inc.	1,399,392
86,600	TD Ameritrade Holding Corp.	1,355,290

		2,754,682

Chemicals (4.1%):
16,000	Albemarle Corp.^	824,160
34,400	Celanese Corp., Series A	1,522,888
25,200	International Flavor & Fragrances, Inc.^	1,320,984
21,339	PPG Industries, Inc.	1,781,593

		5,449,625

Commercial Banks (7.6%):
25,035	City National Corp.^	1,106,046
50,400	Comerica, Inc.	1,300,320
29,800	Cullen/Frost Bankers, Inc.^	1,576,718
181,491	Fifth Third Bancorp	2,308,566
235,543	Huntington Bancshares, Inc.	1,293,131
24,551	SVB Financial Group*^	1,170,837
83,656	Zions Bancorp^	1,361,920

		10,117,538

Communications Equipment (0.1%):
44,200	Tellabs, Inc.	178,568

Computers & Peripherals (1.1%):
49,500	Diebold, Inc.^	1,488,465

Construction & Engineering (0.4%):
24,100	Foster Wheeler AG, ADR*	461,274

Consumer Finance (1.1%):
61,468	Discover Financial Services	1,475,232

Containers & Packaging (1.1%):
58,900	Packaging Corp. of America	1,486,636

Distributors (1.0%):
20,500	Genuine Parts Co.^	1,254,600

Diversified Financial Services (0.7%):
26,900	CIT Group, Inc.*	938,003

Electric Utilities (0.9%):
32,800	Northeast Utilities	1,183,096

Shares		Fair Value

Common Stocks, continued
Electrical Equipment (0.8%):
20,200	Cooper Industries plc, A Shares	$1,093,830

Electronic Equipment, Instruments & Components (0.8%):
27,900	Arrow Electronics, Inc.*	1,043,739

Energy Equipment & Services (2.7%):
15,500	Cameron International Corp.*	762,445
11,200	Dresser-Rand Group, Inc.*^	558,992
28,701	Rowan Cos., Inc.*^	870,501
22,900	Superior Energy Services, Inc.*^	651,276
48,000	Weatherford International, Ltd.*	702,720

		3,545,934

Food & Staples Retailing (0.8%):
51,900	Safeway, Inc.^	1,091,976

Food Products (3.0%):
23,200	Hershey Co.	1,433,296
24,706	J.M. Smucker Co. (The)	1,931,268
7,800	Ralcorp Holdings, Inc.*	666,900

		4,031,464

Gas Utilities (1.4%):
27,100	QEP Resources, Inc.	794,030
55,800	Questar Corp.	1,108,188

		1,902,218

Health Care Equipment & Supplies (2.6%):
10,400	Cooper Cos., Inc. (The)	733,408
27,900	Teleflex, Inc.	1,709,991
18,900	Zimmer Holdings, Inc.*^	1,009,638

		3,453,037

Health Care Providers & Services (1.7%):
32,700	Coventry Health Care, Inc.*	993,099
21,142	Quest Diagnostics, Inc.^	1,227,505

		2,220,604

Hotels, Restaurants & Leisure (2.0%):
18,423	Darden Restaurants, Inc.^	839,720
51,563	International Game Technology	886,884
33,700	Royal Caribbean Cruises, Ltd.^	834,749
2,900	Starwood Hotels & Resorts Worldwide, Inc.	139,113

		2,700,466

Household Durables (0.7%):
72,300	D.R. Horton, Inc.^	911,703

Household Products (1.6%):
11,000	Clorox Co. (The)	732,160
17,200	Energizer Holdings, Inc.*	1,332,656

		2,064,816

Independent Power Producers & Energy Traders (0.8%):
94,036	AES Corp. (The)*	1,113,386

continued

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Columbia Mid Cap Value Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Insurance (6.1%):
51,300	Axis Capital Holdings, Ltd.	$1,639,548
74,814	Hartford Financial Services Group, Inc. (The)	1,215,728
62,172	Principal Financial Group, Inc.	1,529,431
43,625	Reinsurance Group of America, Inc.^	2,279,406
73,035	XL Group plc	1,443,902

		8,108,015

Internet & Catalog Retail (2.0%):
14,900	Expedia, Inc.^	432,398
111,700	Liberty Media Corp. – Interactive, Class A*	1,811,215
14,900	TripAdvisor, Inc.*^	375,629

		2,619,242

Leisure Equipment & Products (1.5%):
30,674	Hasbro, Inc.^	978,194
35,800	Mattel, Inc.	993,808

		1,972,002

Life Sciences Tools & Services (0.5%):
17,600	Agilent Technologies, Inc.*	614,768

Machinery (5.3%):
22,400	AGCO Corp.*	962,528
33,200	Babcock & Wilcox Co. (The)*	801,448
30,000	Crane Co.	1,401,300
22,600	Kennametal, Inc.^	825,352
19,400	Parker Hannifin Corp.	1,479,250
23,623	Stanley Black & Decker, Inc.	1,596,915

		7,066,793

Media (1.7%):
18,900	CBS Corp., Class B	512,946
62,306	DISH Network Corp., Class A	1,774,475

		2,287,421

Metals & Mining (0.4%):
20,200	United States Steel Corp.^	534,492

Multi-Utilities (11.1%):
100,600	CMS Energy Corp.^	2,221,248
25,300	PG&E Corp.	1,042,866
44,966	Public Service Enterprise Group, Inc.	1,484,328
35,800	SCANA Corp.^	1,613,148
55,902	Sempra Energy	3,074,610
82,697	Wisconsin Energy Corp.	2,891,087
88,600	Xcel Energy, Inc.	2,448,904

		14,776,191

Multiline Retail (1.2%):
51,000	Macy’s, Inc.	1,641,180

Oil, Gas & Consumable Fuels (5.9%):
9,100	Cabot Oil & Gas Corp.	690,690
13,226	Cimarex Energy Co.^	818,689

Shares		Fair Value

Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
9,300	Noble Energy, Inc.^	$877,827
18,251	Peabody Energy Corp.	604,291
99,763	Spectra Energy Corp.^	3,067,712
41,400	Valero Energy Corp.	871,470
19,827	Whiting Petroleum Corp.*	925,723

		7,856,402

Pharmaceuticals (0.7%):
14,400	Watson Pharmaceuticals, Inc.*	868,896

Professional Services (1.0%):
35,991	Manpower, Inc.	1,286,678

Real Estate Investment Trusts (REITs) (8.7%):
14,400	Alexandria Real Estate Equities, Inc.	993,168
59,200	CBRE Group, Inc.*	901,024
65,528	General Growth Properties, Inc.^	984,231
93,423	Host Hotels & Resorts, Inc.	1,379,858
47,484	ProLogis, Inc.	1,357,567
31,372	Rayonier, Inc.^	1,400,132
29,600	Taubman Centers, Inc.^	1,838,160
80,000	UDR, Inc.	2,008,000
36,485	Weyerhaeuser Co.	681,175

		11,543,315

Road & Rail (2.4%):
32,672	Con-way, Inc.^	952,715
97,300	Hertz Global Holdings, Inc.*^	1,140,356
21,700	Ryder System, Inc.	1,153,138

		3,246,209

Semiconductors & Semiconductor Equipment (1.3%):
64,000	Atmel Corp.*^	518,400
19,100	Avago Technologies, Ltd.	551,226
7,100	Lam Research Corp.*	262,842
8,000	Novellus Systems, Inc.*	330,320

		1,662,788

Software (1.5%):
27,900	Autodesk, Inc.*	846,207
47,544	Nuance Communications, Inc.*^	1,196,207

		2,042,414

Specialty Retail (1.5%):
57,700	Foot Locker, Inc.	1,375,568
14,400	Limited Brands, Inc.^	581,040

		1,956,608

Thrifts & Mortgage Finance (0.8%):
83,300	People’s United Financial, Inc.	1,070,405
Tobacco (0.7%):
7,700	Lorillard, Inc.	877,800

Total Common Stocks (Cost $113,095,691)		127,445,881

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Columbia Mid Cap Value Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares or Principal Amount		Fair Value

Securities Held as Collateral for Securities on Loan (20.8%):
$27,656,881	Allianz Variable Insurance Products Securities Lending Collateral Trust(a)	27,656,881

Total Securities Held as Collateral for Securities on Loan (Cost $27,656,881)		27,656,881

Unaffiliated Investment Company (3.9%):
5,171,076	Dreyfus Treasury Prime Cash Management, 0.00%(b)	5,171,076

Total Unaffiliated Investment Company (Cost $5,171,076)		5,171,076

Total Investment Securities (Cost $145,923,648)(c) — 120.7%		160,273,838
Net other assets (liabilities) — (20.7)%		(27,484,071)

Net Assets — 100.0%		$132,789,767

Percentages indicated are based on net assets as of December 31, 2011.

ADR—American Depositary Receipt

^	This security or a partial position of the security was on loan as of December 31, 2011. The total value of securities on loan as of December 31, 2011 was $26,825,277.

*	Non-income producing security

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2011.

(b)	The rate represents the effective yield at December 31, 2011.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2011:

Country	Percentage
Bermuda	1.3%
Ireland (Republic of)	1.6
Liberia	0.5
Netherlands	0.2
Singapore	0.3
Switzerland	0.4
United States	95.7

100.0%

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Columbia Mid Cap Value Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investment securities, at cost	$145,923,648

Investment securities, at value*	$160,273,838
Interest and dividends receivable	217,507
Receivable for capital shares issued	95,492
Receivable for expenses paid indirectly	336
Prepaid expenses	1,490

Total Assets	160,588,663

Liabilities:
Payable for capital shares redeemed	11,807
Payable for collateral received on loaned securities	27,656,881
Manager fees payable	83,008
Administration fees payable	4,158
Distribution fees payable	27,669
Custodian fees payable	1,375
Administrative and compliance services fees payable	870
Trustee fees payable	47
Other accrued liabilities	13,081

Total Liabilities	27,798,896

Net Assets	$132,789,767

Net Assets Consist of:
Capital	$143,499,967
Accumulated net investment income/(loss)	873,086
Accumulated net realized gains/(losses) from investment transactions	(25,933,476)
Net unrealized appreciation/(depreciation) on investments	14,350,190

Net Assets	$132,789,767

Shares of beneficial interest (unlimited number of shares authorized, no par value)	17,330,828
Net Asset Value (offering and redemption price per share)	$7.66

*	Includes securities on loan of $26,825,277.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income:
Dividends	$2,260,332
Income from securities lending	26,893
Foreign withholding tax	(173)

Total Investment Income	2,287,052

Expenses:
Manager fees	1,023,227
Administration fees	56,213
Distribution fees	341,075
Custodian fees	9,076
Administrative and compliance services fees	6,060
Trustee fees	10,059
Professional fees	10,874
Shareholder reports	12,238
Other expenses	4,612

Total expenses before reductions	1,473,434
Less expenses paid indirectly	(32,271)

Net expenses	1,441,163

Net Investment Income/(Loss)	845,889

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	8,395,647
Change in unrealized appreciation/depreciation on investments	(14,489,800)

Net Realized/Unrealized Gains/(Losses) on Investments	(6,094,153)

Change in Net Assets Resulting From Operations	$(5,248,264)

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets

	AZL Columbia Mid Cap Value Fund
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Change in Net Assets:
Operations:
Net investment income/(loss)	$845,889	$1,216,868
Net realized gains/(losses) on investment transactions	8,395,647	15,847,470
Change in unrealized appreciation/depreciation on investments	(14,489,800)	5,565,527

Change in net assets resulting from operations	(5,248,264)	22,629,865

Dividends to Shareholders:
From net investment income	(1,182,719)	(679,585)

Change in net assets resulting from dividends to shareholders	(1,182,719)	(679,585)

Capital Transactions:
Proceeds from shares issued	29,397,051	50,635,019
Proceeds from dividends reinvested	1,182,719	679,585
Value of shares redeemed	(24,698,775)	(40,832,757)

Change in net assets resulting from capital transactions	5,880,995	10,481,847

Change in net assets	(549,988)	32,432,127
Net Assets:
Beginning of period	133,339,755	100,907,628

End of period	$132,789,767	$133,339,755

Accumulated net investment income/(loss)	$873,086	$1,209,916

Share Transactions:
Shares issued	3,647,643	7,127,210
Dividends reinvested	162,685	98,634
Shares redeemed	(3,100,729)	(5,947,092)

Change in shares	709,599	1,278,752

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Columbia Mid Cap Value Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$8.02	$6.58	$5.01	$10.53	$10.14

Investment Activities:
Net Investment Income/(Loss)	0.05	0.07	0.03	0.06	0.05
Net Realized and Unrealized Gains/(Losses) on Investments	(0.34)	1.41	1.59	(5.53)	0.34

Total from Investment Activities	(0.29)	1.48	1.62	(5.47)	0.39

Dividends to Shareholders From:
Net Investment Income	(0.07)	(0.04)	(0.05)	(0.05)	— (a)

Total Dividends	(0.07)	(0.04)	(0.05)	(0.05)	— (a)

Net Asset Value, End of Period	$7.66	$8.02	$6.58	$5.01	$10.53

Total Return(b)	(3.57)%	22.66%	32.30%	(52.15)%	3.85%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$132,790	$133,340	$100,908	$52,313	$94,377
Net Investment Income/(Loss)	0.62%	1.12%	0.98%	0.74%	0.50%
Expenses Before Reductions(c)	1.08%	1.10%	1.13%	1.13%	1.10%
Expenses Net of Reductions	1.06%	1.04%	1.07%	1.10%	1.07%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)	1.08%	1.10%	1.13%	1.13%	1.10%
Portfolio Turnover Rate	53%	71%	67%	99%	63%

(a)	Represents less than $0.005.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Columbia Mid Cap Value Fund

Notes to the Financial Statements

December 31, 2011

1.	Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Columbia Mid Cap Value Fund (the “Fund”). The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

—	AZL Allianz AGIC Opportunity Fund
—	AZL BlackRock Capital Appreciation Fund
—	AZL Columbia Mid Cap Value Fund
—	AZL Columbia Small Cap Value Fund
—	AZL Davis New York Venture Fund (formerly AZL Davis NY Venture Fund)
—	AZL Dreyfus Equity Growth Fund
—	AZL Eaton Vance Large Cap Value Fund
—	AZL Enhanced Bond Index Fund
—	AZL Franklin Small Cap Value Fund
—	AZL Franklin Templeton Founding Strategy Plus Fund
—	AZL Gateway Fund
—	AZL International Index Fund
—	AZL Invesco Equity and Income Fund (formerly AZL Van Kampen Equity and Income Fund)
—	AZL Invesco Growth and Income Fund (formerly AZL Van Kampen Growth and Income Fund)
—	AZL Invesco International Equity Fund
—	AZL JPMorgan International Opportunities Fund (formerly AZL Morgan Stanley International Equity Fund)
—	AZL JPMorgan U.S. Equity Fund
—	AZL MFS Investors Trust Fund
—	AZL Mid Cap Index Fund
—	AZL Money Market Fund
—	AZL Morgan Stanley Global Real Estate Fund
—	AZL Morgan Stanley Mid Cap Growth Fund
—	AZL NFJ International Value Fund
—	AZL Russell 1000 Growth Index Fund
—	AZL Russell 1000 Value Index Fund
—	AZL S&P 500 Index Fund
—	AZL Schroder Emerging Markets Equity Fund
—	AZL Small Cap Stock Index Fund
—	AZL Turner Quantitative Small Cap Growth Fund

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Columbia Mid Cap Value Fund

Notes to the Financial Statements, continued

December 31, 2011

foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities) and is marked to

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Columbia Mid Cap Value Fund

Notes to the Financial Statements, continued

December 31, 2011

market daily to provide a level of collateral at least equal to the fair value of securities loaned. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Allianz Investment Management LLC (the “Manager”) to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2011 are presented on the Fund’s Schedule of Portfolio Investments (“Schedule”). The average outstanding amount of securities on loan was $25.0 million for the year ended December 31, 2011.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $2,655 during the year ended December 31, 2011. These fees have been netted against Income from Securities Lending on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments that the Fund may utilize, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2011, the Fund did not enter into any forward currency contracts. The Fund may enter into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

Futures Contracts

During the year ended December 31, 2011, the Fund did not enter into any futures contracts. The Fund may enter into futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Columbia Mid Cap Value Fund

Notes to the Financial Statements, continued

December 31, 2011

Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to subadvisory agreement between the Manager and Columbia Management Investment Advisers, LLC (“CMIA”), CMIA provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2013.

For the year ended December 31, 2011, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Columbia Mid Cap Value Fund	0.75%	1.30%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2011, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the year ended December 31, 2011, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Columbia Mid Cap Value Fund

Notes to the Financial Statements, continued

December 31, 2011

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2011, $1,998 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting and a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2011, actual Trustee compensation was $924,000 in total for both Trusts.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Exchange traded futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Columbia Mid Cap Value Fund

Notes to the Financial Statements, continued

December 31, 2011

used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2011, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2011 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks+	$127,445,881	$—	$—	$127,445,881
Securities Held as Collateral for Securities on Loan	—	27,656,881	—	27,656,881
Unaffiliated Investment Company	5,171,076	—	—	5,171,076

Total Investment Securities	$132,616,957	$27,656,881	$—	$160,273,838

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

The Fund recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1, 2 or 3 as of December 31, 2011.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Adoption of ASU 2011-04 will have no effect on the Fund’s net assets. At this time, management is evaluating the impact of ASU 2011-04 on the financial statement disclosures.

5.	Security Purchases and Sales

For the year ended December 31, 2011, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Columbia Mid Cap Value Fund	$74,376,563	$69,566,731

6.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Columbia Mid Cap Value Fund

Notes to the Financial Statements, continued

December 31, 2011

Cost for federal income tax purposes at December 31, 2011 is $146,558,501. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$19,403,288
Unrealized depreciation	(5,687,951)

Net unrealized appreciation	$13,715,337

As of the end of its tax year ended December 31, 2011, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the table below. Under the provisions of the Regulated Investment Company Modernization Act of 2010, CLCFs that originated in a tax year that began before December 23, 2010 (pre-effective CLCFs) may be carried forward, subject to certain limitations, and applied to offset future capital gains, and thus reduce the amount of distributable capital gains, for up to eight succeeding tax years, after which any unutilized CLCFs expire. Pre-effective CLCFs are applied as short-term capital loss regardless of whether the originating capital loss was short term or long term. CLCFs that originate in tax years beginning after December 22, 2010 (post-effective CLCFs), are applied consistent with the character in which they originated as a new loss on the first day of the immediately succeeding tax year, and thus take precedent over the application of pre-effective CLCFs. Post-effective CLCFs can be carried forward indefinitely.

Pre-effective CLCFs subject to expiration:

Expires 12/31/2017
AZL Columbia Mid Cap Value Fund	$25,298,623

During the year ended December 31, 2011, the Fund utilized $8,161,875 in CLCFs to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2011 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Columbia Mid Cap Value Fund	$1,182,719	$—	$1,182,719

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2010 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Columbia Mid Cap Value Fund	$679,585	$—	$679,585

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2011, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Columbia Mid Cap Value Fund	$873,086	$(25,298,623)	$13,715,337	$(10,710,200)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Columbia Mid Cap Value Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio

February 24, 2012

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2011, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its

20

affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2011. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 19, 2011, and at an “in person” Board of Trustees meeting held October 26, 2011. The Agreements were approved at the Board meeting of October 26, 2011. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2013. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager and Subadvisers.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted

21

that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2)  The investment performance of the Funds, the Manager and the Subadvisers.  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 26, 2011, the Manager reported that for the three year period ended June 30, 2011, ten Funds were in the top 40%, six were in the middle 20% and five were in the bottom 40%, and for the one year period ended June 30, 2011, nine Funds were in the top 40%, eight were in the middle 20%, and 11 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2011, nine Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40%. At the Board of Trustees meeting held October 26, 2011, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 29 Funds reviewed by the Board of Trustees in the fall of 2011, 24 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2012 for the 29 Funds was as follows: (1) 21 of the Funds had total expense rankings at or below the 50th percentile; (2) three of the Funds were between the 50th and 65th percentiles; (3) for three of the Funds with expense ranks above the 65th percentile, the Manager recommended, and the Board of Trustees approved, temporary management fee waivers effective May 1, 2012, which are expected to reduce such rankings to the 65th percentile or below; (4) for one Fund with an expense rank above the 65th percentile, the Manager expects such Fund to be below the 65th percentile in 2012 because of greater Fund assets; and (5) for one Fund with an expense rank above the 65th percentile, the Manager reported that the peer group makes for poor comparability.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2009 through June 30, 2011. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful

22

profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2011 were approximately $6.2 billion, and that no single non-money market Fund had assets in excess of $428 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2012, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

23

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc., 2005 to present; EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	42	Argus Group Holdings; Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 54 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	42	Luther College
Roger Gelfenbien, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	42	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, 2010 to present; General Partner of Fairview Capital, L.P., 1994 to present	42	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to present; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002; Consultant to Hartford Insurance Co., 2001	42	None
Peter W. McClean, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	42	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	42	Connecticut Water Service, Inc.

24

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the Fund Complex During Past 5 Years
Robert DeChellis, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	42	None
Brian Muench, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	42	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Allianz Life from April 2011, to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.
Michael Radmer, Age 66 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/04	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007; Vice President, Fund Administration, Columbia Management, July 2002 to December 2005.
Stephen G. Simon, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

25

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1211 2/12

AZL® Columbia Small Cap Value Fund

Annual Report

December 31, 2011

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Columbia Small Cap Value Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Columbia Small Cap Value Fund and Columbia Management Investment Advisers, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2011?

For the year ended December 31, 2011, the AZL® Columbia Small Cap Value Fund returned –6.21%. That compared to a total return of –5.50% for its benchmark, the Russell 2000® Value Index1.

The equity markets faced significant challenges during the year. In particular, the European sovereign debt crisis led to mounting concerns among investors. The U.S. Congressional debate over the federal deficit and the downgrade by Standard & Poor’s of the country’s credit rating brought about additional concerns among investors. During the year, stocks performed unevenly with small-cap stocks underperformed both large-cap and mid-cap stocks.

The Fund’s performance relative to its benchmark was hurt by an underweight position in the utility sector. That sector—the benchmark’s top performer during the year—benefited as investors sought out relatively stable areas of the equity market. The Fund’s underweight position in real estate investment trusts2 provided an additional drag on relative performance.*

In relative terms, the Fund benefited from strong stock selection in the health care sector, especially among managed care providers. Efforts to reduce health care spending at the state government level drove demand for managed care services, which aided the stocks of these companies. Additionally, the Fund’s holdings in the semiconductor industry performed well and helped relative performance, thanks in part to an improved industry outlook.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2011.
[1]

The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

[2]

Investments in the Funds are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk. By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.

1

AZL® Columbia Small Cap Value Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell 2000® Value Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Smaller companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Investments in the Funds are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk. By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2011

	1 Year	3 Year	5 Year	Since Inception (5/3/04)
AZL® Columbia Small Cap Value Fund	–6.21%	13.77%	–1.70%	3.58%
Russell 2000® Value Index	–5.50%	12.36%	–1.87%	4.55%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio

Gross
AZL® Columbia Small Cap Value Fund	1.27%

The above expense ratios are based on the current Fund prospectus dated May 1, 2011. The Manager has voluntarily reduced the management fee to 0.85% on the first $100 million of assets and 0.80% on assets above $100 million. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.35% through April 30, 2013. Additional information pertaining to the December 31, 2011 expense ratios can be found in the financial highlights.

[1]

The hypothetical $10,000 investment for the Russell 2000® Value Index is calculated from April 30, 2004. The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 2000® Value Index, an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Columbia Small Cap Value Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Columbia Small Cap Value Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only.Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period** 7/1/11 - 12/31/11
AZL Columbia Small Cap Value Fund	$1,000.00	$908.60	$5.68	1.18%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period** 7/1/11 - 12/31/11
AZL Columbia Small Cap Value Fund	$1,000.00	$1,019.26	$6.01	1.18%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
**	Excludes expense paid indirectly.

Portfolio Composition

(Unaudited)

Investments	Percent of net assets+
Financials	30.0%
Securities Held as Collateral for Securities on Loan	27.9
Industrials	15.8
Information Technology	14.0
Consumer Discretionary	10.9
Health Care	9.0
Materials	6.6
Energy	4.9
Utilities	3.7
Consumer Staples	3.0
Telecommunication Services	1.6
Unaffiliated Investment Company	0.4

Total	127.8%

+	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Columbia Small Cap Value Fund

Schedule of Portfolio Investments

December 31, 2011

Shares		Fair Value

Common Stocks (99.5%):
Aerospace & Defense (1.4%):
24,300	AAR Corp.	$465,831
27,295	Ceradyne, Inc.*^	730,960
24,950	Curtiss-Wright Corp.^	881,484

		2,078,275

Building Products (0.4%):
18,523	Universal Forest Products, Inc.	571,805

Capital Markets (1.3%):
122,674	GFI Group, Inc.	505,417
1,481	Greenhill & Co., Inc.^	53,864
45,165	Investment Technology Group, Inc.*	488,234
74,420	Knight Capital Group, Inc., Class A*^	879,644

		1,927,159

Chemicals (3.4%):
11,480	Cabot Corp.^	368,967
44,960	Chemtura Corp.*	509,847
10,840	Cytec Industries, Inc.^	484,006
95,600	Ferro Corp.*^	467,484
43,800	H.B. Fuller Co.^	1,012,218
14,340	Minerals Technologies, Inc.	810,640
54,477	OM Group, Inc.*	1,219,740

		4,872,902

Commercial Banks (9.3%):
58,055	Ameris Bancorp*^	596,805
15,460	BancFirst Corp.^	580,368
18,877	BancTrust Financial Group, Inc.*	23,408
6,410	BOK Financial Corp.^	352,101
30,775	Bryn Mawr Bank Corp.^	599,805
36,610	Chemical Financial Corp.^	780,525
42,780	Columbia Banking System, Inc.^	824,371
24,760	Community Trust Bancorp, Inc.^	728,439
3,948	First Citizens BancShares, Inc., Class A^	690,861
154,427	First Commonwealth Financial Corp.	812,286
27,590	First Financial Corp.^	918,195
211	First National Bank Alaska	324,940
70,310	FirstMerit Corp.^	1,063,790
54,230	Glacier Bancorp, Inc.	652,387
35,752	Hancock Holding Co.^	1,142,992
41,209	Investors Bancorp, Inc.*^	555,497
22,423	Merchants Bancshares, Inc.^	654,752
29,680	Northfield Bancorp, Inc.^	420,269
28,583	Northrim BanCorp, Inc.	500,488
28,388	West Coast Bancorp*	442,853
29,984	Wintrust Financial Corp.^	841,051

		13,506,183

Commercial Services & Supplies (1.8%):
29,680	ABM Industries, Inc.^	612,002
11,600	Consolidated Graphics, Inc.*	560,048
26,897	Ennis, Inc.^	358,537

Shares		Fair Value

Common Stocks, continued
Commercial Services & Supplies, continued
12,530	G & K Services, Inc., Class A	$364,748
22,640	United Stationers, Inc.	737,158

		2,632,493

Communications Equipment (1.4%):
23,770	Anaren, Inc.*	395,058
16,664	Bel Fuse, Inc., Class B^	312,450
17,752	Black Box Corp.^	497,766
68,495	Symmetricom, Inc.*^	369,188
109,230	Tellabs, Inc.^	441,289

		2,015,751

Computers & Peripherals (0.3%):
30,730	QLogic Corp.*^	460,950

Construction & Engineering (2.5%):
38,306	Comfort Systems USA, Inc.	410,640
42,383	Dycom Industries, Inc.*	886,652
34,560	Emcor Group, Inc.^	926,553
5,928	Great Lakes Dredge & Dock Co.	32,960
31,436	KHD Humboldt Wedag International AG*^	203,408
18,890	Layne Christensen Co.*	457,138
50,346	Pike Electric Corp.*	361,988
29,536	Sterling Construction Co., Inc.*	318,103

		3,597,442

Consumer Finance (0.6%):
19,099	Cash America International, Inc.^	890,586

Containers & Packaging (1.5%):
27,046	Greif, Inc., Class A^	1,231,945
8,690	Greif, Inc., Class B^	391,485
20,216	Packaging Corp. of America^	510,252

		2,133,682

Diversified Consumer Services (0.7%):
40,815	Lincoln Educational ServicesCorp.	322,439
39,024	Regis Corp.^	645,847

		968,286

Diversified Financial Services (1.0%):
32,189	INTL FCStone, Inc.*	758,695
34,692	Medallion Financial Corp.	394,795
12,257	PICO Holdings, Inc.*	252,249

		1,405,739

Diversified Telecommunication Services (1.1%):
59,697	Cbeyond, Inc.*	478,173
18,953	Lumos Networks Corp.	290,739
46,320	Neutral Tandem, Inc.*	495,161
30,213	Warwick Valley Telephone Co.^	398,509

		1,662,582

continued

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Columbia Small Cap Value Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Electric Utilities (2.1%):
23,508	ALLETE, Inc.^	$986,866
24,120	IDACORP, Inc.^	1,022,929
6,010	ITT Corp.	116,173
18,440	MGE Energy, Inc.^	862,439

		2,988,407

Electrical Equipment (1.7%):
19,930	Belden CDT, Inc.^	663,270
24,180	Brady Corp., Class A^	763,362
48,798	GrafTech International, Ltd.*^	666,093
13,599	Powell Industries, Inc.*	425,377

		2,518,102

Electronic Equipment, Instruments & Components (2.6%):
13,075	Anixter International, Inc.*^	779,793
45,265	Benchmark Electronics, Inc.*^	609,720
29,065	Electro Scientific Industries, Inc.^	420,861
14,796	Littlelfuse, Inc.^	635,932
34,199	Methode Electronics, Inc.	283,510
13,572	MTS Systems Corp.	553,059
87,803	Nam Tai Electronics, Inc.	466,234

		3,749,109

Energy Equipment & Services (2.1%):
23,907	Gulf Island Fabrication, Inc.^	698,323
45,565	Matrix Service Co.*	430,134
4,370	RPC, Inc.^	79,752
43,680	TETRA Technologies, Inc.*^	407,971
61,609	TGC Industries, Inc.*	439,888
12,412	Tidewater, Inc.^	611,912
63,761	Union Drilling, Inc.*^	397,869

		3,065,849

Food & Staples Retailing (1.6%):
19,140	Andersons, Inc. (The)	835,653
18,722	Ruddick Corp.^	798,306
33,482	Spartan Stores, Inc.^	619,417

		2,253,376

Food Products (1.0%):
62,980	Chiquita Brands International, Inc.*	525,253
4,470	Darling International, Inc.*	59,406
34,330	Fresh Del Monte Produce, Inc.	858,594

		1,443,253

Gas Utilities (1.2%):
18,336	Laclede Group, Inc. (The)^	742,058
24,954	Southwest Gas Corp.^	1,060,295

		1,802,353

Health Care Equipment & Supplies (2.9%):
8,780	Analogic Corp.^	503,270
33,149	AngioDynamics, Inc.*^	490,937
24,934	Cantel Medical Corp.	696,407
13,772	ICU Medical, Inc.*^	619,740
18,416	Kensey Nash Corp.	353,403
48,986	Medical Action Industries, Inc.*^	256,197

Shares		Fair Value

Common Stocks, continued
Health Care Equipment & Supplies, continued
12,358	Orthofix International NV*	$435,372
29,142	Quidel Corp.*^	440,918
47,285	Symmetry Medical, Inc.*^	377,807

		4,174,051

Health Care Providers & Services (3.7%):
29,507	AmSurg Corp.*^	768,362
22,730	Centene Corp.*^	899,881
20,230	Lincare Holdings, Inc.^	520,113
16,260	Magellan Health Services, Inc.*^	804,382
48,886	MedCath Corp.^	356,379
26,410	Molina Healthcare, Inc.*^	589,735
20,418	Owens & Minor, Inc.^	567,416
21,570	Triple-S Management Corp., Class B*	431,832
20,864	U.S. Physical Therapy, Inc.	410,604

		5,348,704

Hotels, Restaurants & Leisure (2.1%):
43,111	Benihana, Inc.*^	441,025
24,172	Bob Evans Farms, Inc.^	810,729
54,530	Chesapeake Lodging Trust^	843,034
16,490	P.F. Chang’s China Bistro, Inc.^	509,706
15,779	Red Robin Gourmet Burgers*	437,078

		3,041,572

Household Durables (0.9%):
37,875	American Greetings Corp., Class A^	473,816
10,923	Cavco Industries, Inc.*^	437,575
21,343	CSS Industries, Inc.	425,153

		1,336,544

Household Products (0.5%):
25,600	Aaron’s, Inc.^	683,008

Insurance (7.6%):
10,470	Allied World Assurance Co. Holdings AG	658,877
31,889	American Safety Insurance Holdings, Ltd.*	693,586
27,990	Argo Group International Holdings, Ltd.	810,590
24,589	Baldwin & Lyons, Inc., Class B^	536,040
48,235	eHealth, Inc.*^	709,054
26,651	EMC Insurance Group, Inc.^	548,211
15,420	Endurance Specialty Holdings, Ltd.	589,815
21,676	FBL Financial Group, Inc., Class A^	737,418
42,302	Global Indemnity plc*	838,849
18,605	Hanover Insurance Group, Inc. (The)	650,245
48,081	Horace Mann Educators Corp.	659,190
2,782	National Western Life Insurance Co., Class A^	378,797

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Columbia Small Cap Value Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Insurance, continued
15,227	Navigators Group, Inc.*	$726,023
40,480	Old Republic International Corp.^	375,250
19,150	Safety Insurance Group, Inc.^	775,192
34,341	Stewart Information Services Corp.^	396,639
44,633	United Fire & Casualty Co.^	900,694

		10,984,470

Internet Software & Services (1.4%):
52,512	InfoSpace, Inc.*^	577,107
17,237	j2 Global, Inc.^	485,049
86,641	United Online, Inc.	471,327
30,980	ValueClick, Inc.*^	504,664

		2,038,147

IT Services (3.0%):
54,736	Acxiom Corp.*	668,327
15,724	CACI International, Inc., Class A*^	879,286
62,435	Convergys Corp.*^	797,295
28,980	CSG Systems International, Inc.*^	426,296
104,339	Global Cash Access Holdings, Inc.*	464,308
34,038	MoneyGram International, Inc.*	604,174
27,980	TeleTech Holdings, Inc.*	453,276

		4,292,962

Machinery (4.4%):
17,406	Astec Industries, Inc.*	560,647
36,232	Briggs & Stratton Corp.^	561,234
16,089	CIRCOR International, Inc.	568,103
20,205	EnPro Industries, Inc.*^	666,361
19,072	Freightcar America, Inc.*	399,558
18,501	Harsco Corp.^	380,750
28,688	Kadant, Inc.*	648,636
19,260	L.B. Foster Co., Class A^	544,865
23,338	Mueller Industries, Inc.	896,646
23,447	Robbins & Myers, Inc.	1,138,352

		6,365,152

Marine (0.2%):
45,910	Diana Shipping, Inc.	343,407

Metals & Mining (1.3%):
22,782	Olympic Steel, Inc.^	531,276
92,490	Thompson Creek Metals Co., Inc.*	643,730
42,420	Worthington Industries, Inc.^	694,840

		1,869,846

Multi-Utilities (0.4%):
9,033	CH Energy Group, Inc.^	527,347

Shares		Fair Value

Common Stocks, continued
Oil, Gas & Consumable Fuels (2.8%):
20,520	Bill Barrett Corp.*^	$699,116
35,400	Cloud Peak Energy, Inc.*^	683,928
32,180	Forest Oil Corp.*^	436,039
41,710	James River Coal Co.*^	288,633
23,486	Stone Energy Corp.*^	619,561
25,677	Swift Energy Co.*^	763,121
87,506	VAALCO Energy, Inc.*^	528,536

		4,018,934

Paper & Forest Products (0.4%):
74,583	Wausau Paper Corp.^	616,056

Pharmaceuticals (2.4%):
31,670	Impax Laboratories, Inc.*^	638,784
18,470	Medicis Pharmaceutical Corp., Class A^	614,127
20,490	Par Pharmaceutical Cos., Inc.*^	670,638
59,796	Symetra Financial Corp.^	542,350
37,760	ViroPharma, Inc.*^	1,034,246

		3,500,145

Professional Services (1.0%):
20,558	FTI Consulting, Inc.*^	872,070
30,159	Korn/Ferry International*	514,513

		1,386,583

Real Estate Investment Trusts (REITs) (5.3%):
24,280	Corporate Office Properties Trust^	516,193
112,121	Cousins Properties, Inc.	718,695
110,226	DiamondRock Hospitality, Co.^	1,062,578
38,887	Franklin Street Properties Corp.^	386,926
17,082	Getty Realty Corp.^	238,294
13,168	National Health Investors, Inc.^	579,129
27,677	Potlatch Corp.^	861,031
59,066	Starwood Property Trust, Inc.^	1,093,312
129,866	Sunstone Hotel Investors, Inc.*^	1,058,408
42,021	Terreno Realty Corp.^	636,198
26,772	Urstadt Biddle Properties, Inc., Class A^	484,038

		7,634,802

Real Estate Management & Development (0.1%):
23,647	Avatar Holdings, Inc.*^	169,786

Road & Rail (1.4%):
29,022	Heartland Express, Inc.^	414,724
11,917	Ryder System, Inc.	633,269
43,146	Werner Enterprises, Inc.^	1,039,819

		2,087,812

Semiconductors & Semiconductor Equipment (4.1%):
91,640	Amkor Technology, Inc.*^	399,550
27,610	ATMI, Inc.*^	553,028
16,050	Cabot Microelectronics Corp.*^	758,363
14,270	Cymer, Inc.*^	710,075

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Columbia Small Cap Value Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Semiconductors & Semiconductor Equipment, continued
93,460	Entegris, Inc.*^	$815,438
76,620	Integrated Device Technology, Inc.*^	418,345
30,130	MKS Instruments, Inc.^	838,217
7,142	Novellus Systems, Inc.*^	294,893
37,190	Teradyne, Inc.*	506,900
42,209	Tessera Technologies, Inc.*^	707,001

		6,001,810

Software (1.2%):
49,026	Compuware Corp.*^	407,896
28,564	Monotype Imaging Holdings, Inc.*^	445,313
22,055	Parametric Technology Corp.*^	402,724
27,100	Progress Software Corp.*^	524,385

		1,780,318

Specialty Retail (5.9%):
16,340	Children’s Place Retail Stores, Inc. (The)*^	867,981
40,645	Finish Line, Inc. (The), Class A^	783,839
23,240	Foot Locker, Inc.^	554,042
23,905	GameStop Corp., Class A*^	576,828
41,456	hhgregg, Inc.*^	599,039
75,250	Jones Group, Inc. (The)	793,887
28,567	Men’s Wearhouse, Inc. (The)^	925,856
81,670	OfficeMax, Inc.*	370,782
63,530	RadioShack Corp.^	616,876
42,511	Rent-A-Center, Inc.^	1,572,907
17,888	Shoe Carnival, Inc.*	459,722
32,997	Stage Store, Inc.	458,328

		8,580,087

Textiles, Apparel & Luxury Goods (1.3%):
32,931	Movado Group, Inc.	598,356
12,390	UniFirst Corp.^	703,009
11,960	Warnaco Group, Inc. (The)*^	598,478

		1,899,843

Thrifts & Mortgage Finance (4.8%):
122,255	Bank Mutual Corp.^	388,771
77,226	BankFinancial Corp.	426,287
83,470	Beneficial Mutual Bancorp, Inc.*^	697,809
86,316	Brookline Bancorp, Inc.^	728,507
45,332	Clifton Savings Bancorp, Inc.^	420,681

Shares or Principal Amount		Fair Value

Common Stocks, continued
Thrifts & Mortgage Finance, continued
38,087	ESSA Bancorp, Inc.	$398,771
62,499	Home Federal Bancorp, Inc.^	649,990
175,241	MGIC Investment Corp.*^	653,649
59,140	Provident New York Bancorp^	392,690
77,151	TrustCo Bank Corp.^	432,817
29,971	United Financial Bancorp, Inc.	482,233
49,019	Washington Federal, Inc.^	685,776
73,976	Westfield Financial, Inc.^	544,463

		6,902,444

Trading Companies & Distributors (0.9%):
19,192	Applied Industrial Technologies, Inc.	674,983
22,760	Kaman Corp., Class A^	621,803

		1,296,786

Wireless Telecommunication Services (0.5%):
19,553	NTELOS Holdings Corp.	398,490
30,087	Shenandoah Telecommunications Co.^	315,312

		713,802

Total Common Stocks (Cost $134,830,011)		144,138,702

Securities Held as Collateral for Securities on Loan (27.9%):
$40,456,477	Allianz Variable Insurance Products Securities Lending Collateral Trust(a)	40,456,477

Total Securities Held as Collateral for Securities on Loan (Cost $40,456,477)		40,456,477

Unaffiliated Investment Company (0.4%):
510,802	Dreyfus Treasury Prime Cash Management, 0.00%(b)	510,802

Total Unaffiliated Investment Company (Cost $510,802)		510,802

Total Investment Securities (Cost $175,797,290)(c) — 127.8%		185,105,981
Net other assets (liabilities) — (27.8)%		(40,218,460)

Net Assets — 100.0%		$144,887,521

Percentages indicated are based on net assets as of December 31, 2011.

*	Non-income producing security

^	This security or a partial position of the security was on loan as of December 31, 2011. The total value of securities on loan as of December 31, 2011 was $39,052,098.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2011.

(b)	The rate represents the effective yield at December 31, 2011.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Columbia Small Cap Value Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investment securities, at cost	$175,797,290

Investment securities, at value*	$185,105,981
Interest and dividends receivable	195,336
Receivable for capital shares issued	174,187
Receivable for expenses paid indirectly	3,202
Receivable for investments sold	207,839
Prepaid expenses	1,472

Total Assets	185,688,017

Liabilities:
Payable for investments purchased	167,179
Payable for capital shares redeemed	16,838
Payable for collateral received on loaned securities	40,456,477
Manager fees payable	101,880
Administration fees payable	4,784
Distribution fees payable	30,510
Custodian fees payable	4,644
Administrative and compliance services fees payable	1,107
Trustee fees payable	60
Other accrued liabilities	17,017

Total Liabilities	40,800,496

Net Assets	$144,887,521

Net Assets Consist of:
Capital	$135,987,675
Accumulated net investment income/(loss)	542,265
Accumulated net realized gains/(losses) from investment transactions	(951,110)
Net unrealized appreciation/(depreciation) on investments	9,308,691

Net Assets	$144,887,521

Shares of beneficial interest (unlimited number of shares authorized, no par value)	14,318,335
Net Asset Value (offering and redemption price per share)	$10.12

*	Includes securities on loan of $39,052,098.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income:
Dividends	$2,472,794
Income from securities lending	78,312
Foreign withholding tax	(1,304)

Total Investment Income	2,549,802

Expenses:
Manager fees	1,388,929
Administration fees	65,823
Distribution fees	385,813
Custodian fees	31,132
Administrative and compliance services fees	7,256
Trustee fees	12,253
Professional fees	12,943
Shareholder reports	14,665
Other expenses	5,849

Total expenses before reductions	1,924,663
Less expenses voluntarily waived/reimbursed by the Manager	(80,679)
Less expenses paid indirectly	(28,643)

Net expenses	1,815,341

Net Investment Income/(Loss)	734,461

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	10,432,036
Net realized gains/(losses) on forward currency contracts	7
Change in unrealized appreciation/depreciation on investments	(19,961,831)

Net Realized/Unrealized Gains/(Losses) on Investments	(9,529,788)

Change in Net Assets Resulting From Operations	$(8,795,327)

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets

	AZL Columbia Small Cap Value Fund
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Change in Net Assets:
Operations:
Net investment income/(loss)	$734,461	$990,802
Net realized gains/(losses) on investment transactions	10,432,043	8,139,262
Change in unrealized appreciation/depreciation on investments	(19,961,831)	18,973,108

Change in net assets resulting from operations	(8,795,327)	28,103,172

Dividends to Shareholders:
From net investment income	(1,121,206)	(449,988)

Change in net assets resulting from dividends to shareholders	(1,121,206)	(449,988)

Capital Transactions:
Proceeds from shares issued	28,520,623	78,879,111
Proceeds from dividends reinvested	1,121,206	449,988
Value of shares redeemed	(42,460,224)	(27,042,552)

Change in net assets resulting from capital transactions	(12,818,395)	52,286,547

Change in net assets	(22,734,928)	79,939,731
Net Assets:
Beginning of period	167,622,449	87,682,718

End of period	$144,887,521	$167,622,449

Accumulated net investment income/(loss)	$542,265	$922,273

Share Transactions:
Shares issued	2,715,807	8,154,328
Dividends reinvested	118,146	49,777
Shares redeemed	(3,922,631)	(2,910,115)

Change in shares	(1,088,678)	5,293,990

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Columbia Small Cap Value Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.88	$8.67	$6.97	$11.29	$13.20

Investment Activities:
Net Investment Income/(Loss)	0.06	0.05	0.02	0.04	0.05
Net Realized and Unrealized Gains/(Losses) on Investments	(0.74)	2.19	1.70	(3.43)	(1.09)

Total from Investment Activities	(0.68)	2.24	1.72	(3.39)	(1.04)

Dividends to Shareholders From:
Net Investment Income	(0.08)	(0.03)	(0.02)	(0.05)	(0.03)
Net Realized Gains	—	—	—	(0.88)	(0.84)

Total Dividends	(0.08)	(0.03)	(0.02)	(0.93)	(0.87)

Net Asset Value, End of Period	$10.12	$10.88	$8.67	$6.97	$11.29

Total Return(a)	(6.21)%	25.93%	24.69%	(32.09)%	(8.24)%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$144,888	$167,622	$87,683	$36,420	$59,468
Net Investment Income/(Loss)	0.48%	0.80%	0.60%	0.52%	0.33%
Expenses Before Reductions(b)	1.25%	1.27%	1.40%	1.49%	1.29%
Expenses Net of Reductions	1.18%	1.16%	1.30%	1.37%	1.23%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.20%	1.22%	1.35%	1.37%	1.24%
Portfolio Turnover Rate	36%	37%	46%	214%	60%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Columbia Small Cap Value Fund

Notes to the Financial Statements

December 31, 2011

1.	Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Columbia Small Cap Value Fund (the “Fund”). The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

—	AZL Allianz AGIC Opportunity Fund
—	AZL BlackRock Capital Appreciation Fund
—	AZL Columbia Mid Cap Value Fund
—	AZL Columbia Small Cap Value Fund
—	AZL Davis New York Venture Fund (formerly AZL Davis NY Venture Fund)
—	AZL Dreyfus Equity Growth Fund
—	AZL Eaton Vance Large Cap Value Fund
—	AZL Enhanced Bond Index Fund
—	AZL Franklin Small Cap Value Fund
—	AZL Franklin Templeton Founding Strategy Plus Fund
—	AZL Gateway Fund
—	AZL International Index Fund
—	AZL Invesco Equity and Income Fund (formerly AZL Van Kampen Equity and Income Fund)
—	AZL Invesco Growth and Income Fund (formerly AZL Van Kampen Growth and Income Fund)
—	AZL Invesco International Equity Fund
—	AZL JPMorgan International Opportunities Fund (formerly AZL Morgan Stanley International Equity Fund)
—	AZL JPMorgan U.S. Equity Fund
—	AZL MFS Investors Trust Fund
—	AZL Mid Cap Index Fund
—	AZL Money Market Fund
—	AZL Morgan Stanley Global Real Estate Fund
—	AZL Morgan Stanley Mid Cap Growth Fund
—	AZL NFJ International Value Fund
—	AZL Russell 1000 Growth Index Fund
—	AZL Russell 1000 Value Index Fund
—	AZL S&P 500 Index Fund
—	AZL Schroder Emerging Markets Equity Fund
—	AZL Small Cap Stock Index Fund
—	AZL Turner Quantitative Small Cap Growth Fund

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Columbia Small Cap Value Fund

Notes to the Financial Statements, continued

December 31, 2011

foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Columbia Small Cap Value Fund

Notes to the Financial Statements, continued

December 31, 2011

at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities) and is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Allianz Investment Management LLC (the “Manager”) to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2011 are presented on the Fund’s Schedule of Portfolio Investments (“Schedule”). The average outstanding amount of securities on loan was $32.2 million for the year ended December 31, 2011.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $7,365 during the year ended December 31, 2011. These fees have been netted against Income from Securities Lending on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments that the Fund may utilize, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2011, the Fund entered into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. As of December 31, 2011, the Fund did not hold any foreign currency contracts. During the year ended December 31, 2011, the Fund had limited activity in these transactions.

Futures Contracts

During the year ended December 31, 2011, the Fund did not enter into any futures contracts. The Fund may enter into futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Columbia Small Cap Value Fund

Notes to the Financial Statements, continued

December 31, 2011

Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Summary of Derivative Instruments

There were no open derivative positions as of December 31, 2011.

The following is a summary of the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2011:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/ (Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income
Foreign Exchange Contracts	Net realized gains/(losses) on forward currency contracts/ change in unrealized appreciation/depreciation on investments	$7	$—

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to subadvisory agreement between the Manager and Columbia Management Investment Advisers, LLC (“CMIA”), CMIA provides investment advisory services as the Subadvisor for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses excluding, interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2013.

For the year ended December 31, 2011, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL Columbia Small Cap Value Fund	0.90%	1.35%

*	From January 1, 2011 to October 31, 2011, the Manager voluntarily reduced the management fee to 0.85%. Beginning November 1, 2011, the Manager voluntarily reduced the management fee to 0.85% on the first $100 million of assets and 0.80% on assets above $100 million. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2011, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Columbia Small Cap Value Fund

Notes to the Financial Statements, continued

December 31, 2011

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2011, $2,304 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting and a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2011, actual Trustee compensation was $924,000 in total for both Trusts.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Columbia Small Cap Value Fund

Notes to the Financial Statements, continued

December 31, 2011

—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Exchange traded futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2011, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2011 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks:
Construction & Engineering	$3,394,034	$203,408	$—	$3,597,442
All Other Common Stocks+	140,541,260	—	—	140,541,260
Securities Held as Collateral for Securities on Loan	—	40,456,477	—	40,456,477
Unaffiliated Investment Company	510,802	—	—	510,802

Total Investment Securities	$144,446,096	$40,659,885	$—	$185,105,981

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Columbia Small Cap Value Fund

Notes to the Financial Statements, continued

December 31, 2011

The Fund recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1, 2 or 3 as of December 31, 2011.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Adoption of ASU 2011-04 will have no effect on the Fund’s net assets. At this time, management is evaluating the impact of ASU 2011-04 on the financial statement disclosures.

5.	Security Purchases and Sales

For the year ended December 31, 2011, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Columbia Small Cap Value Fund	$57,003,074	$70,316,702

6.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2011 is $179,656,694. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$18,960,107
Unrealized depreciation	(13,510,820)

Net unrealized appreciation	$5,449,287

During the year ended December 31, 2011, the Fund utilized $6,672,503 in CLCFs to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2011 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Columbia Small Cap Value Fund	$1,121,206	$—	$1,121,206

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2010 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Columbia Small Cap Value Fund	$449,988	$—	$449,988

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Columbia Small Cap Value Fund

Notes to the Financial Statements, continued

December 31, 2011

As of December 31, 2011, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Columbia Small Cap Value Fund	$609,849	$2,840,710	$5,449,287	$8,899,846

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Columbia Small Cap Value Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio

February 24, 2012

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2011, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its

22

affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2011. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 19, 2011, and at an “in person” Board of Trustees meeting held October 26, 2011. The Agreements were approved at the Board meeting of October 26, 2011. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2013. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager and Subadvisers.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

23

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2)  The investment performance of the Funds, the Manager and the Subadvisers.  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 26, 2011, the Manager reported that for the three year period ended June 30, 2011, ten Funds were in the top 40%, six were in the middle 20% and five were in the bottom 40%, and for the one year period ended June 30, 2011, nine Funds were in the top 40%, eight were in the middle 20%, and 11 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2011, nine Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40%. At the Board of Trustees meeting held October 26, 2011, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 29 Funds reviewed by the Board of Trustees in the fall of 2011, 24 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2012 for the 29 Funds was as follows: (1) 21 of the Funds had total expense rankings at or below the 50th percentile; (2) three of the Funds were between the 50th and 65th percentiles; (3) for three of the Funds with expense ranks above the 65th percentile, the Manager recommended, and the Board of Trustees approved, temporary management fee waivers effective May 1, 2012, which are expected to reduce such rankings to the 65th percentile or below; (4) for one Fund with an expense rank above the 65th percentile, the Manager expects such Fund to be below the 65th percentile in 2012 because of greater Fund assets; and (5) for one Fund with an expense rank above the 65th percentile, the Manager reported that the peer group makes for poor comparability.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2009 through June 30, 2011. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

24

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2011 were approximately $6.2 billion, and that no single non-money market Fund had assets in excess of $428 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2012, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

25

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc., 2005 to present; EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	42	Argus Group Holdings; Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 54 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	42	Luther College
Roger Gelfenbien, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	42	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, 2012 to present; General Partner of Fairview Capital, L.P., 1994 to present	42	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to present; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002; Consultant to Hartford Insurance Co., 2001	42	None
Peter W. McClean, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	42	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	42	Connecticut Water Service, Inc.

26

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the Fund Complex During Past 5 Years
Robert DeChellis, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	42	None
Brian Muench, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	42	None
Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Allianz Life from April 2011, to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.
Michael Radmer, Age 66 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/04	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007; Vice President, Fund Administration, Columbia Management, July 2002 to December 2005.
Stephen G. Simon, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

27

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1211 2/12

AZL® Davis New York Venture Fund

(formerly AZL® Davis NY Venture Fund)

Annual Report

December 31, 2011

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Davis New York Venture Fund Review (unaudited)

(formerly AZL® Davis NY Venture Fund)

Allianz Investment Management LLC serves as the Manager for the AZL® Davis New York Venture Fund and Davis Selected Advisers, L.P. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2011?

For the year ended December 31, 2011, the AZL® Davis New York Venture Fund returned –4.20%. That compared to a 0.39% total return for its benchmark, the Russell 1000® Value Index1.

During the year, the worst performing sectors for the Fund’s benchmark Index were the materials, financial and information technology sectors. The utilities, health care and consumer staples sectors were the strongest performers in the benchmark.

Stock selection and an overweight position in the materials sector contributed negatively to the Fund’s relative performance. The Fund’s materials holdings returned (–30%) for the period, compared to (–7%) for the Index. This difference was amplified by the Fund’s overweight position in the sector relative to the benchmark.*

Relative to the Fund’s benchmark, Energy companies detracted from the Fund’s performance. Stock selection resulted in the Fund’s energy holdings significantly underperforming the corresponding sector within the Index.*

The Fund’s relative performance suffered due to poor performance from a number of international holdings. The Fund held approximately 17% of its assets in foreign companies (including American Depositary Receipts) as of December 31, 2011. As a whole, those securities underperformed the domestic securities held by the Fund.*

The financial sector was the Fund’s largest holding. Because of this sector’s poor performance during the year, financials were the second most significant detractor to the Fund’s absolute performance. However, an overweight position relative to the Fund’s benchmark was more than made up for by stock selection in the sector. The Fund’s financial companies outperformed the corresponding sector within the Index and were the largest contributor to the Fund’s relative performance.*

Stock selection and an overweight position in the consumer staples sector contributed positively to the Fund’s performance. The Fund’s consumer staple companies outperformed the corresponding sector within the Index. The Fund’s average weighting of 16% in this stronger performing sector, compared to 9% for the Index, also benefited its performance relative to the Index.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2011.
[1]

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. Investors cannot invest directly in an index.

1

AZL® Davis New York Venture Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing the majority of its assets in equity securities issued by large companies with market capitalizations of at least $10 billion.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2011

	1 Year	3 Year	5 Year	10 Year
AZL® Davis New York Venture Fund	–4.20%	12.27%	–2.59%	1.74%
Russell 1000® Value Index	0.39%	11.55%	–2.64%	3.89%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio

Gross
AZL® Davis New York Venture Fund	1.08%

The above expense ratios are based on the current Fund prospectus dated May 1, 2011. The Manager voluntarily reduced the management fee to 0.70%. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2013. Additional information pertaining to the December 31, 2011 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 1000® Value Index, an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided by the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Davis New York Venture Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Davis New York Venture Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only.Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period** 7/1/11 - 12/31/11
AZL Davis New York Venture Fund	$1,000.00	$934.60	$5.22	1.07%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period** 7/1/11 - 12/31/11
AZL Davis New York Venture Fund	$1,000.00	$1,019.81	$5.45	1.07%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
**	Excludes expense paid indirectly.

Portfolio Composition

(Unaudited)

Investments	Percent of net assets+
Financials	29.9%
Consumer Staples	16.8
Energy	12.7
Health Care	9.3
Information Technology	8.1
Consumer Discretionary	7.1
Materials	6.0
Securities Held as Collateral for Securities on Loan	5.9
Industrials	5.1
Unaffiliated Investment Company	4.5
Telecommunication Services	0.3

Total	105.7%

+	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Davis New York Venture Fund

Schedule of Portfolio Investments

December 31, 2011

Shares		Fair Value

Common Stocks (95.3%):
Aerospace & Defense (0.9%):
38,450	Lockheed Martin Corp.^	$3,110,605

Automobiles (0.5%):
49,690	Harley-Davidson, Inc.	1,931,450

Beverages (4.6%):
129,250	Coca-Cola Co. (The)	9,043,623
44,010	Diageo plc, Sponsored ADR	3,847,354
95,246	Heineken Holding NV	3,886,661

		16,777,638

Capital Markets (6.6%):
44,130	Ameriprise Financial, Inc.	2,190,613
730,550	Bank of New York Mellon Corp.^	14,545,251
138,040	Charles Schwab Corp. (The)	1,554,330
13,870	Goldman Sachs Group, Inc. (The)	1,254,264
112,550	Julius Baer Group, Ltd.	4,378,692

		23,923,150

Chemicals (4.0%):
23,490	Air Products & Chemicals, Inc.	2,001,113
30,430	Ecolab, Inc.	1,759,158
85,320	Monsanto Co.	5,978,373
64,996	Potash Corp. of Saskatchewan, Inc.	2,683,035
20,800	Praxair, Inc.	2,223,520

		14,645,199

Commercial Banks (5.2%):
693,876	Wells Fargo & Co.	19,123,222

Commercial Services & Supplies (2.0%):
237,880	Iron Mountain, Inc.^	7,326,704

Computers & Peripherals (0.7%):
103,720	Hewlett-Packard Co.	2,671,827

Construction Materials (0.4%):
19,400	Martin Marietta Materials, Inc.^	1,462,954

Consumer Finance (5.1%):
390,840	American Express Co.	18,435,923

Containers & Packaging (0.4%):
91,980	Sealed Air Corp.	1,582,976

Distributors (0.3%):
545,200	Li & Fung, Ltd.	1,003,738

Diversified Financial Services (0.4%):
21,614	Bank of America Corp.	120,174
2,560	CME Group, Inc.	623,795
23,536	JPMorgan Chase & Co.	782,572

		1,526,541

Energy Equipment & Services (0.6%):
11,100	Schlumberger, Ltd.	758,241
37,759	Transocean, Ltd.	1,449,568

		2,207,809

Shares		Fair Value

Common Stocks, continued
Food & Staples Retailing (9.9%):
231,020	Costco Wholesale Corp.	$19,248,586
416,389	CVS Caremark Corp.	16,980,344

		36,228,930

Food Products (1.3%):
52,400	Kraft Foods, Inc., Class A	1,957,664
16,340	Nestle SA, Registered Shares	938,425
49,650	Unilever NV, NYS	1,706,471

		4,602,560

Health Care Equipment & Supplies (0.8%):
38,600	Baxter International, Inc.	1,909,928
14,210	Becton, Dickinson & Co.	1,061,771

		2,971,699

Health Care Providers & Services (1.9%):
152,120	Express Scripts, Inc.*	6,798,243

Household Durables (0.2%):
14,272	Hunter Douglas NV	534,900

Insurance (11.5%):
34,100	ACE, Ltd.	2,391,092
9,080	Aon Corp.	424,944
82	Berkshire Hathaway, Inc., Class A*	9,409,910
14,240	Everest Re Group, Ltd.	1,197,442
1,990	Fairfax Financial Holdings, Ltd.(b)	853,854
4,010	Fairfax Financial Holdings, Ltd.	1,729,112
309,250	Loews Corp.	11,643,262
1,100	Markel Corp.*^	456,137
489,510	Progressive Corp. (The)	9,550,340
80,498	Transatlantic Holdings, Inc.	4,405,655

		42,061,748

Internet & Catalog Retail (1.2%):
33,095	Expedia, Inc.^	960,417
76,160	Liberty Media Corp. - Interactive, Class A*	1,234,934
18,370	Netflix, Inc.*^	1,272,857
33,095	TripAdvisor, Inc.*^	834,325

		4,302,533

Internet Software & Services (3.1%):
17,440	Google, Inc., Class A*	11,264,496

IT Services (0.4%):
14,090	Visa, Inc., Class A^	1,430,558

Life Sciences Tools & Services (0.3%):
34,110	Agilent Technologies, Inc.*	1,191,462

Machinery (0.4%):
37,680	PACCAR, Inc.^	1,411,870

continued

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Davis New York Venture Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Marine (0.9%):
1,000,700	China Shipping Development Co., Ltd., Share H	$621,656
22,070	Kuehne & Nagel International AG, Registered Shares	2,470,940

		3,092,596

Media (1.6%):
31,400	Grupo Televisa SA, Sponsored ADR	661,284
142,120	Walt Disney Co. (The)	5,329,500

		5,990,784

Metals & Mining (1.0%):
56,850	BHP Billiton plc	1,652,654
85,190	MMX Mineracao e Metalicos SA*	130,218
36,815	Rio Tinto plc	1,781,298

		3,564,170

Oil, Gas & Consumable Fuels (12.1%):
283,220	Canadian Natural Resources, Ltd.	10,583,931
1,246,700	China Coal Energy Co., Share H	1,348,922
66,180	Devon Energy Corp.	4,103,160
140,310	EOG Resources, Inc.	13,821,938
126,850	Occidental Petroleum Corp.	11,885,845
298,560	OGX Petroleo e Gas Participacoes SA*	2,180,953

		43,924,749

Paper & Forest Products (0.1%):
278,530	Sino-Forest Corp., Class A*(a)	384,371
9,900	Sino-Forest Corp., Class A*(a)(c )	13,662

		398,033

Personal Products (0.1%):
24,990	Natura Cosmeticos SA	485,995

Pharmaceuticals (6.3%):
120,140	Johnson & Johnson Co.	7,878,781
227,602	Merck & Co., Inc.	8,580,595
38,900	Roche Holding AG	6,580,776

		23,040,152

Real Estate Management & Development (1.2%):
53,560	Brookfield Asset Management, Inc., Class A	1,471,829
543,300	Hang Lung Group, Ltd.	2,974,307

		4,446,136

Semiconductors & Semiconductor Equipment (1.9%):
45,790	Intel Corp.	1,110,407
193,500	Texas Instruments, Inc.	5,632,785

		6,743,192

Shares or Principal Amount		Fair Value
Common Stocks, continued
Software (2.0%):
165,350	Activision Blizzard, Inc.	$2,037,112
179,490	Microsoft Corp.	4,659,560
28,500	Oracle Corp.	731,025

		7,427,697

Specialty Retail (3.2%):
153,610	Bed Bath & Beyond, Inc.*	8,904,771
86,710	CarMax, Inc.*^	2,642,921

		11,547,692

Textiles, Apparel & Luxury Goods (0.1%):
9,600	Compagnie Financiere Richemont SA, Class A	483,540

Tobacco (0.8%):
39,010	Philip Morris International, Inc.	3,061,505

Transportation Infrastructure (1.0%):
1,181,626	China Merchants Holdings International Co., Ltd.	3,417,530
54,630	LLX Logistica SA*	98,741

		3,516,271

Wireless Telecommunication Services (0.3%):
53,750	America Movil SAB de C.V., Sponsored ADR, Series L	1,214,750

Total Common Stocks (Cost $250,371,433)		347,465,997

Convertible Bond (0.0%):
Paper & Forest Products (0.0%):
$488,000	Sino-Forest Corp., 5.00%, 8/1/13(c)	126,880

Total Convertible Bonds (Cost $488,000)		126,880

Securities Held as Collateral for Securities on Loan (5.9%):
21,648,860	Allianz Variable Insurance Products Securities Lending Collateral Trust(d)	21,648,860

Total Securities Held as Collateral for Securities on Loan (Cost $21,648,860)		21,648,860

Unaffiliated Investment Company (4.5%):
16,343,983	Dreyfus Treasury Prime Cash Management, 0.00%(e)	16,343,983

Total Unaffiliated Investment Company (Cost $16,343,983)		16,343,983

Total Investment Securities (Cost $288,852,276)(f) — 105.7%		385,585,720
Net other assets (liabilities) — (5.7)%		(20,943,722)

Net Assets — 100.0%		$364,641,998

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Davis New York Venture Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Percentages indicated are based on net assets as of December 31, 2011.

ADR—American Depositary Receipt

NYS—New York Shares

*	Non-income producing security

^	This security or a partial position of the security was on loan as of December 31, 2011. The total value of securities on loan as of December 31, 2011 was $21,160,206.

(a)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2011. The total of all such securities represent 0.11% of the net assets of the fund.

(b)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investor. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(c)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. The illiquid securities held as of December 31, 2011 are identified below:

Security	Acquisition Date	Acquisition Cost	Shares or Principal Amount	Fair Value	Percentage of Net Assets
Sino-Forest Corp., 5.00%, 8/1/13	7/17/08	$488,000	$488,000	$126,880	0.0%
Sino-Forest Corp., Class A	12/11/09	166,320	9,900	13,662	0.0%

(d)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2011.

(e)	The rate represents the effective yield at December 31, 2011.

(f)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2011:

Country	Percentage
Bermuda	0.3%
Brazil	0.8
Canada	4.6
China	0.5
Hong Kong	1.9
Mexico	0.5
Netherlands	1.8
Switzerland	4.8
United Kingdom	1.9
United States	82.9

100.0%

6

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Davis New York Venture Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investment securities, at cost	$288,852,276

Investment securities, at value*	$385,585,720
Interest and dividends receivable	470,095
Foreign currency, at value (cost $722)	765
Receivable for capital shares issued	613
Receivable for investments sold	747,844
Reclaims receivable	149,096
Prepaid expenses	4,332

Total Assets	386,958,465

Liabilities:
Payable for capital shares redeemed	287,101
Payable for collateral received on loaned securities	21,648,860
Manager fees payable	215,552
Administration fees payable	12,778
Distribution fees payable	76,983
Custodian fees payable	5,296
Administrative and compliance services fees payable	2,959
Trustee fees payable	160
Other accrued liabilities	66,778

Total Liabilities	22,316,467

Net Assets	$364,641,998

Net Assets Consist of:
Capital	$437,929,278
Accumulated net investment income/(loss)	879,185
Accumulated net realized gains/(losses) from investment transactions	(170,908,381)
Net unrealized appreciation/(depreciation) on investments	96,741,916

Net Assets	$364,641,998

Shares of beneficial interest (unlimited number of shares authorized, no par value)	33,213,022
Net Asset Value (offering and redemption price per share)	$10.98

*	Includes securities on loan of $21,160,206.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income:
Interest	$24,787
Dividends	7,082,994
Income from securities lending	58,063
Foreign withholding tax	(136,387)

Total Investment Income	7,029,457

Expenses:
Manager fees	2,986,371
Administration fees	170,055
Distribution fees	995,457
Custodian fees	37,272
Administrative and compliance services fees	20,802
Trustee fees	34,901
Professional fees	37,119
Shareholder reports	65,846
Other expenses	21,918

Total expenses before reductions	4,369,741
Less expenses voluntarily waived/reimbursed by the Manager	(157,452)
Less expenses paid indirectly	(4,425)

Net expenses	4,207,864

Net Investment Income/(Loss)	2,821,593

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	19,227,256
Net realized gains/(losses) on forward currency contracts	(15,691)
Change in unrealized appreciation/depreciation on investments	(39,423,172)

Net Realized/Unrealized Gains/(Losses) on Investments	(20,211,607)

Change in Net Assets Resulting From Operations	$(17,390,014)

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets

	AZL Davis New York Venture Fund
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Change in Net Assets:
Operations:
Net investment income/(loss)	$2,821,593	$2,519,780
Net realized gains/(losses) on investment transactions	19,211,565	25,778,797
Change in unrealized appreciation/depreciation on investments	(39,423,172)	25,298,725

Change in net assets resulting from operations	(17,390,014)	53,597,302

Dividends to Shareholders:
From net investment income	(3,366,833)	(9,651,159)

Change in net assets resulting from dividends to shareholders	(3,366,833)	(9,651,159)

Capital Transactions:
Proceeds from shares issued	12,537,382	24,360,643
Proceeds from dividends reinvested	3,366,833	9,651,159
Value of shares redeemed	(55,810,279)	(225,958,105)

Change in net assets resulting from capital transactions	(39,906,064)	(191,946,303)

Change in net assets	(60,662,911)	(148,000,160)
Net Assets:
Beginning of period	425,304,909	573,305,069

End of period	$364,641,998	$425,304,909

Accumulated net investment income/(loss)	$879,185	$1,467,256

Share Transactions:
Shares issued	1,108,820	2,278,023
Dividends reinvested	319,737	940,659
Shares redeemed	(4,961,060)	(20,627,259)

Change in shares	(3,532,503)	(17,408,577)

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Davis New York Venture Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.57	$10.59	$8.09	$14.13	$13.61

Investment Activities:
Net Investment Income/(Loss)	0.09	0.14	0.16	0.07	0.11
Net Realized and Unrealized Gains/(Losses) on Investments	(0.58)	1.10	2.41	(5.70)	0.47

Total from Investment Activities	(0.49)	1.24	2.57	(5.63)	0.58

Dividends to Shareholders From:
Net Investment Income	(0.10)	(0.26)	(0.07)	(0.11)	(0.06)
Net Realized Gains	—	—	—	(0.30)	—

Total Dividends	(0.10)	(0.26)	(0.07)	(0.41)	(0.06)

Net Asset Value, End of Period	$10.98	$11.57	$10.59	$8.09	$14.13

Total Return(a)	(4.20)%	12.05%	31.83%	(40.50)%	4.15%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$364,642	$425,305	$573,305	$451,995	$572,298
Net Investment Income/(Loss)	0.71%	0.55%	1.72%	0.83%	0.82%
Expenses Before Reductions(b)	1.10%	1.08%	1.11%	1.12%	1.09%
Expenses Net of Reductions	1.06%	1.03%	1.06%	1.07%	1.09%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.06%	1.03%	1.06%	1.08%	1.09%
Portfolio Turnover Rate	11%	14%	23%	26%	15%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Davis New York Venture Fund

Notes to the Financial Statements

December 31, 2011

1.	Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Davis New York Venture Fund (the “Fund”). The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

—	AZL Allianz AGIC Opportunity Fund
—	AZL BlackRock Capital Appreciation Fund
—	AZL Columbia Mid Cap Value Fund
—	AZL Columbia Small Cap Value Fund
—	AZL Davis New York Venture Fund (formerly AZL Davis NY Venture Fund)
—	AZL Dreyfus Equity Growth Fund
—	AZL Eaton Vance Large Cap Value Fund
—	AZL Enhanced Bond Index Fund
—	AZL Franklin Small Cap Value Fund
—	AZL Franklin Templeton Founding Strategy Plus Fund
—	AZL Gateway Fund
—	AZL International Index Fund
—	AZL Invesco Equity and Income Fund (formerly AZL Van Kampen Equity and Income Fund)
—	AZL Invesco Growth and Income Fund (formerly AZL Van Kampen Growth and Income Fund)
—	AZL Invesco International Equity Fund
—	AZL JPMorgan International Opportunities Fund (formerly AZL Morgan Stanley International Equity Fund)
—	AZL JPMorgan U.S. Equity Fund
—	AZL MFS Investors Trust Fund
—	AZL Mid Cap Index Fund
—	AZL Money Market Fund
—	AZL Morgan Stanley Global Real Estate Fund
—	AZL Morgan Stanley Mid Cap Growth Fund
—	AZL NFJ International Value Fund
—	AZL Russell 1000 Growth Index Fund
—	AZL Russell 1000 Value Index Fund
—	AZL S&P 500 Index Fund
—	AZL Schroder Emerging Markets Equity Fund
—	AZL Small Cap Stock Index Fund
—	AZL Turner Quantitative Small Cap Growth Fund

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Davis New York Venture Fund

Notes to the Financial Statements, continued

December 31, 2011

foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Davis New York Venture Fund

Notes to the Financial Statements, continued

December 31, 2011

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities) and is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Allianz Investment Management LLC (the “Manager”) to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2011 are presented on the Fund’s Schedule of Portfolio Investments (“Schedule”). The average outstanding amount of securities on loan was $20.3 million for the year ended December 31, 2011.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $5,762 during the year ended December 31, 2011. These fees have been netted against Income from Securities Lending on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments that the Fund may utilize, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2011, the Fund entered into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund may enter into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. As of December 31, 2011, the Fund did not hold any forward currency contracts. During the year ended December 31, 2011, the Fund had limited activity in these transactions.

Futures Contracts

During the year ended December 31, 2011, the Fund did not enter into any futures contracts. The Fund may enter into futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Davis New York Venture Fund

Notes to the Financial Statements, continued

December 31, 2011

Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Summary of Derivative Instruments

There were no open derivative positions as of December 31, 2011.

The following is a summary of the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2011:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/ (Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income
Foreign Exchange Contracts	Net realized gains/(losses) on forward currency contracts/ change in unrealized appreciation/depreciation on investments	$(15,691)	$—

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to an amended and restated subadvisory agreement between the Manager and Davis Selected Advisers, L.P. (“Davis”), Davis provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2013.

For the year ended December 31, 2011, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL Davis New York Venture Fund	0.75%	1.20%

*	From January 1, 2011 to October 31, 2011, the Manager voluntarily reduced the management fee to 0.75% on the first $100 million of assets, 0.70% on next $400 million and 0.65% on assets above $500 million. Beginning November 1, 2011, the Manager voluntarily reduced the management fee to 0.70% on all assets. The manager reserves the right to increase the management fee to the amount shown in the table at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2011, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Davis New York Venture Fund

Notes to the Financial Statements

December 31, 2011

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2011, $5,928 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting and a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2011, actual Trustee compensation was $924,000 in total for both Trusts.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Davis New York Venture Fund

Notes to the Financial Statements, continued

December 31, 2011

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Exchange traded futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2011 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks:
Beverages	$12,890,977	$3,886,661	$—	$16,777,638
Capital Markets	19,544,458	4,378,692	—	23,923,150
Distributors	—	1,003,738	—	1,003,738
Food Products	3,664,135	938,425	—	4,602,560
Household Durables	—	534,900	—	534,900
Marine	—	3,092,596	—	3,092,596
Metals & Mining	130,218	3,433,952	—	3,564,170
Oil, Gas & Consumable Fuels	42,575,827	1,348,922	—	43,924,749
Paper & Forest Products	—	—	398,033	398,033
Pharmaceuticals	16,459,376	6,580,776	—	23,040,152
Real Estate Management & Development	1,471,829	2,974,307	—	4,446,136
Textiles, Apparel & Luxury Goods	—	483,540	—	483,540
Transportation Infrastructure	98,741	3,417,530	—	3,516,271

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Davis New York Venture Fund

Notes to the Financial Statements, continued

December 31, 2011

	Level 1	Level 2	Level 3	Total
Investment Securities:
All Other Common Stocks+	$218,158,364	$—	$—	$218,158,364
Convertible Bonds	—	126,880	—	126,880
Securities Held as Collateral for Securities on Loan	—	21,648,860	—	21,648,860
Unaffiliated Investment Company	16,343,983	—	—	16,343,983

Total Investment Securities	$331,337,908	$53,849,779	$398,033	$385,585,720

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

As of December 31, 2011, the Fund held securities that were valued in good faith pursuant to procedures approved by the Board of Trustees. The Sino-Forest Corp., Class A and Sino-Forest Corp., Class A - 144A common stocks were valued at the last traded price.

The Fund recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1, 2 or 3 as of December 31, 2011.

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of December 31, 2010	Net realized gains/(losses)	Change in unrealized appreciation/ depreciation	Gross purchases	Transfers in/ (out) of Level 3	Balance as of December 31, 2011
Investment Securities:
Common Stocks:
Paper & Forest Products	$—	$—	$—	$—	$398,033	$398,033

Total Investment Securities	$—	$—	$—	$—	$398,033	$398,033

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Adoption of ASU 2011-04 will have no effect on the Fund’s net assets. At this time, management is evaluating the impact of ASU 2011-04 on the financial statement disclosures.

5.	Security Purchases and Sales

For the year ended December 31, 2011, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Davis New York Venture Fund	$42,232,986	$90,178,789

6.	Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Trustees. Not all restricted securities are considered illiquid. At December 31, 2011, the Fund held restricted securities representing 0.0% of net assets, all of which have been deemed illiquid. The restricted illiquid securities held as of December 31, 2011 are presented in the Fund’s Schedule of Portfolio Investments.

Security	Acquisition Date	Acquisition Cost	Shares or Principal Amount	Fair Value	Percentage of Net Assets
Sino-Forest Corp., 5.00%, 8/1/13	7/17/08	$488,000	$488,000	$126,880	0.0%
Sino-Forest Corp., Class A	12/11/09	166,320	9,900	13,662	0.0%

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Davis New York Venture Fund

Notes to the Financial Statements, continued

December 31, 2011

7.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2011 is $293,660,548. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$107,827,013
Unrealized depreciation	(15,901,841)

Net unrealized appreciation	$91,925,172

As of the end of its tax year ended December 31, 2011, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the table below. Under the provisions of the Regulated Investment Company Modernization Act of 2010, CLCFs that originated in a tax year that began before December 23, 2010 (pre-effective CLCFs) may be carried forward, subject to certain limitations, and applied to offset future capital gains, and thus reduce the amount of distributable capital gains, for up to eight succeeding tax years, after which any unutilized CLCFs expire. Pre-effective CLCFs are applied as short-term capital loss regardless of whether the originating capital loss was short term or long term. CLCFs that originate in tax years beginning after December 22, 2010 (post-effective CLCFs), are applied consistent with the character in which they originated as a new loss on the first day of the immediately succeeding tax year, and thus take precedent over the application of pre-effective CLCFs. Post-effective CLCFs can be carried forward indefinitely.

Pre-effective CLCFs subject to expiration:

	Expires 12/31/2015	Expires 12/31/2016	Expires 12/31/2017
AZL Davis New York Venture Fund	$91,631,356	$30,736,138	$44,314,504

During the year ended December 31, 2011, the Fund utilized $18,229,273 in CLCFs to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2011 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Davis New York Venture Fund	$3,366,833	$—	$3,366,833

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2010 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Davis New York Venture Fund	$9,651,159	$—	$9,651,159

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2011, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Davis New York Venture Fund	$1,461,073	$(166,681,998)	$91,933,645	$(73,287,280)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust

We have audited the accompanying statement of assets and liabilities of AZL Davis New York Venture Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio

February 24, 2012

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2011, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its

21

affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2011. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 19, 2011, and at an “in person” Board of Trustees meeting held October 26, 2011. The Agreements were approved at the Board meeting of October 26, 2011. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2013. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager and Subadvisers.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

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The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2)  The investment performance of the Funds, the Manager and the Subadvisers.  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 26, 2011, the Manager reported that for the three year period ended June 30, 2011, ten Funds were in the top 40%, six were in the middle 20% and five were in the bottom 40%, and for the one year period ended June 30, 2011, nine Funds were in the top 40%, eight were in the middle 20%, and 11 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2011, nine Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40%. At the Board of Trustees meeting held October 26, 2011, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 29 Funds reviewed by the Board of Trustees in the fall of 2011, 24 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2012 for the 29 Funds was as follows: (1) 21 of the Funds had total expense rankings at or below the 50th percentile; (2) three of the Funds were between the 50th and 65th percentiles; (3) for three of the Funds with expense ranks above the 65th percentile, the Manager recommended, and the Board of Trustees approved, temporary management fee waivers effective May 1, 2012, which are expected to reduce such rankings to the 65th percentile or below; (4) for one Fund with an expense rank above the 65th percentile, the Manager expects such Fund to be below the 65th percentile in 2012 because of greater Fund assets; and (5) for one Fund with an expense rank above the 65th percentile, the Manager reported that the peer group makes for poor comparability.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2009 through June 30, 2011. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

23

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2011 were approximately $6.2 billion, and that no single non-money market Fund had assets in excess of $428 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2012, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

24

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc., 2005 to present; EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	42	Argus Group Holdings; Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 54 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	42	Luther College
Roger Gelfenbien, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	42	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, 2012 to present; General Partner of Fairview Capital, L.P., 1994 to present	42	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to present; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002; Consultant to Hartford Insurance Co., 2001	42	None
Peter W. McClean, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	42	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	42	Connecticut Water Service, Inc.

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Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the Fund Complex During Past 5 Years
Robert DeChellis, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	42	None
Brian Muench, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	42	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Allianz Life from April 2011, to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.
Michael Radmer, Age 66 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/04	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007; Vice President, Fund Administration, Columbia Management, July 2002 to December 2005.
Stephen G. Simon, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

26

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1211 2/12

AZL® Dreyfus Equity Growth Fund

Annual Report

December 31, 2011

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Dreyfus Equity Growth Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Dreyfus Equity Growth Fund and The Dreyfus Corporation serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2011?

For the year ended December 31, 2011, the AZL® Dreyfus Equity Growth Fund returned –3.20%. That compared to a 2.64% total return for its benchmark, the Russell 1000® Growth Index1.

The equity markets experienced significant volatility during the year. That volatility was caused by a range of factors, including investor concerns over the worsening sovereign debt crisis in Europe and the “Arab spring”2 in the Middle East. The tepid growth of the U.S. economy combined with slowing growth in China added uncertainty. However, investor confidence received a boost in the fourth quarter as European leaders worked toward a solution for the debt crisis.

The Fund’s Subadviser uses a bottom-up, analyst-driven approach that identifies opportunities for strong earnings growth. However, the challenging environment negatively affected the Fund’s absolute performance.

The Fund did not hold meaningful overweight or underweight sector positions, so its underperformance relative to the benchmark was attributed to individual stock selection. Individual holdings in the industrial sector were the largest detractors from the Fund’s relative performance. These holdings were hurt by mounting investor concerns about the European debt crisis. Midway through the period the Fund sold its holdings in a U.S. based oil company, which hurt relative returns as the stock continued to perform well through the end of the year. Additionally, performance was hurt by the Fund’s minimal exposure to shares of a U.S. fast food chain that performed well during in the year.*

The Fund’s performance benefited from individual holdings in the consumer staples sector. Among the Fund’s best performing holdings was a global food products company that benefited from several acquisitions during the year. Continued consumer spending on natural and organic products, despite the economy, also benefited another of the Fund’s holdings in the consumer staples sector.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2011.

[1]

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

[2]	Arab spring is a revolutionary wave of demonstrations and protests occurring in Arab countries.

1

AZL® Dreyfus Equity Growth Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term growth of capital and income. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, in stocks that are included in a widely recognized index of stock market performance.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Growth based investments can perform differently from the market as a whole and can be more volatile than other types of securities.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2011

	1 Year	3 Year	5 Year	10 Year
AZL® Dreyfus Equity Growth Fund	–3.20%	17.05%	0.36%	1.09%
Russell 1000® Growth Index	2.64%	18.02%	2.50%	2.60%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio

Gross
AZL® Dreyfus Equity Growth Fund	1.11%

The above expense ratios are based on the current Fund prospectus dated May 1, 2011. The Manager has voluntarily reduced the management fee to 0.70%. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2013. Additional information pertaining to the December 31, 2011 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 1000® Growth Index, an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Dreyfus Equity Growth Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Dreyfus Equity Growth Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only. Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period** 7/1/11 - 12/31/11
AZL Dreyfus Equity Growth Fund	$1,000.00	$910.30	$4.96	1.03%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period** 7/1/11 - 12/31/11
AZL Dreyfus Equity Growth Fund	$1,000.00	$1,020.01	$5.24	1.03%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
**	Excludes expense paid indirectly.

Portfolio Composition

(Unaudited)

Investments	Percent of net assets+
Information Technology	30.2%
Consumer Discretionary	15.7
Consumer Staples	12.2
Health Care	11.8
Industrials	11.5
Energy	9.8
Materials	4.7
Financials	2.2
Unaffiliated Investment Company	1.4
Utilities	0.5

Total	100.0%

+	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Dreyfus Equity Growth Fund

Schedule of Portfolio Investments

December 31, 2011

Shares		Fair Value

Common Stocks (98.6%):
Aerospace & Defense (1.1%):
15,310	Precision Castparts Corp.	$2,522,935

Auto Components (0.8%):
54,030	Johnson Controls, Inc.	1,688,978

Beverages (3.1%):
54,880	Coca-Cola Enterprises, Inc.	1,414,806
83,200	PepsiCo, Inc.	5,520,320

		6,935,126

Biotechnology (3.4%):
17,140	Alexion Pharmaceuticals, Inc.*	1,225,510
15,750	Biogen Idec, Inc.*	1,733,287
33,060	Celgene Corp.*	2,234,856
55,290	Gilead Sciences, Inc.*	2,263,020

		7,456,673

Chemicals (2.8%):
20,220	Air Products & Chemicals, Inc.	1,722,542
42,400	Eastman Chemical Co.	1,656,144
39,530	Monsanto Co.	2,769,867

		6,148,553

Commercial Banks (0.9%):
70,020	Wells Fargo & Co.	1,929,751

Communications Equipment (4.6%):
17,050	F5 Networks, Inc.*	1,809,346
119,200	QUALCOMM, Inc.	6,520,240
77,880	Riverbed Technology, Inc.*	1,830,180

		10,159,766

Computers & Peripherals (8.7%):
34,133	Apple, Inc.*	13,823,865
123,890	EMC Corp.*	2,668,591
52,750	SanDisk Corp.*	2,595,827

		19,088,283

Consumer Finance (0.8%):
75,600	Discover Financial Services	1,814,400

Diversified Financial Services (0.5%):
9,160	IntercontinentalExchange, Inc.*	1,104,238

Electrical Equipment (1.5%):
59,600	Cooper Industries plc, A Shares	3,227,340

Energy Equipment & Services (4.5%):
27,680	Cameron International Corp.*	1,361,579
45,330	Ensco plc, Sponsored ADR	2,126,883
27,020	National-Oilwell Varco, Inc.	1,837,090
68,090	Schlumberger, Ltd.	4,651,228

		9,976,780

Food & Staples Retailing (0.8%):
25,150	Whole Foods Market, Inc.	1,749,937

Food Products (2.6%):
110,890	ConAgra Foods, Inc.	2,927,496
74,580	Kraft Foods, Inc., Class A	2,786,309

		5,713,805

Shares		Fair Value

Common Stocks, continued
Health Care Providers & Services (2.8%):
31,960	McKesson, Inc.	$2,490,004
77,730	Omnicare, Inc.	2,677,798
19,860	WellCare Health Plans, Inc.*	1,042,650

		6,210,452

Hotels, Restaurants & Leisure (0.7%):
61,910	Royal Caribbean Cruises, Ltd.	1,533,511

Household Durables (0.8%):
104,060	Newell Rubbermaid, Inc.	1,680,569

Household Products (2.6%):
31,810	Energizer Holdings, Inc.*	2,464,639
47,500	Procter & Gamble Co. (The)	3,168,725

		5,633,364

Industrial Conglomerates (1.5%):
72,390	Danaher Corp.	3,405,226

Internet & Catalog Retail (2.8%):
23,130	Amazon.com, Inc.*	4,003,803
4,730	Priceline.com, Inc.*	2,212,268

		6,216,071

Internet Software & Services (3.9%):
13,227	Google, Inc., Class A*	8,543,319

IT Services (2.8%):
6,850	MasterCard, Inc., Class A	2,553,817
64,160	Paychex, Inc.	1,931,858
35,126	Teradata Corp.*	1,703,962

		6,189,637

Life Sciences Tools & Services (0.6%):
35,970	Agilent Technologies, Inc.*	1,256,432

Machinery (7.3%):
66,590	Caterpillar, Inc.	6,033,054
32,590	Cummins, Inc.	2,868,572
54,102	Dover Corp.	3,140,621
92,140	Eaton Corp.	4,010,854

		16,053,101

Media (3.0%):
44,530	DIRECTV Group, Inc. (The), Class A*	1,904,103
44,340	Omnicom Group, Inc.	1,976,677
58,010	Viacom, Inc., Class B	2,634,234

		6,515,014

Metals & Mining (1.9%):
25,440	Cliffs Natural Resources, Inc.	1,586,184
68,410	Freeport-McMoRan Copper & Gold, Inc.	2,516,804

		4,102,988

Multiline Retail (2.7%):
87,560	Macy’s, Inc.	2,817,681
32,530	Nordstrom, Inc.	1,617,066
30,340	Target Corp.	1,554,015

		5,988,762

continued

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Dreyfus Equity Growth Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Oil, Gas & Consumable Fuels (5.8%):
27,560	Chevron Corp.	$2,932,384
19,920	EQT Corp.	1,091,417
29,130	EOG Resources, Inc.	2,869,596
24,500	Occidental Petroleum Corp.	2,295,650
24,400	Pioneer Natural Resources Co.	2,183,312
41,590	Southwestern Energy Co.*	1,328,385

		12,700,744

Pharmaceuticals (5.0%):
19,120	Allergan, Inc.	1,677,589
35,310	Bristol-Myers Squibb Co.	1,244,324
27,420	Johnson & Johnson Co.	1,798,204
30,510	Merck & Co., Inc.	1,150,227
12,660	Perrigo Co.	1,231,818
107,160	Pfizer, Inc.	2,318,943
27,410	Watson Pharmaceuticals, Inc.*	1,653,919

		11,075,024

Semiconductors & Semiconductor Equipment (4.0%):
82,310	Analog Devices, Inc.	2,945,052
35,320	Broadcom Corp., Class A	1,036,995
112,740	Cypress Semiconductor Corp.	1,904,179
100,000	Texas Instruments, Inc.	2,911,000

		8,797,226

Software (6.2%):
23,680	Citrix Systems, Inc.*	1,437,850
98,350	Electronic Arts, Inc.*	2,026,010
48,050	Intuit, Inc.	2,526,949
162,460	Oracle Corp.	4,167,099

Shares or Principal Amount		Fair Value

Common Stocks, continued
Softwar, continued
16,580	Salesforce.com, Inc.*	$1,682,207
21,388	VMware, Inc., Class A*	1,779,268

		13,619,383

Specialty Retail (2.8%):
32,880	Dick’s Sporting Goods, Inc.	1,212,614
59,310	Express, Inc.*	1,182,641
46,190	Limited Brands, Inc.	1,863,767
38,300	Ross Stores, Inc.	1,820,399

		6,079,421

Textiles, Apparel & Luxury Goods (2.2%):
43,500	Michael Kors Holdings, Ltd.*	1,185,375
28,620	PVH Corp.	2,017,424
22,440	Under Armour, Inc., Class A*	1,610,967

		4,813,766

Tobacco (3.1%):
86,430	Philip Morris International, Inc.	6,783,026

Total Common Stocks (Cost $198,144,017)		216,713,601

Unaffiliated Investment Company (1.4%):
3,101,914	Dreyfus Treasury Prime Cash Management, 0.00%(a)	3,101,914

Total Unaffiliated Investment Company (Cost $3,101,914)		3,101,914

Total Investment Securities (Cost $201,245,931)(b) — 100.0%		219,815,515
Net other assets (liabilities) — 0.0%		(95,548)

Net Assets — 100.0%		$219,719,967

Percentages indicated are based on net assets as of December 31, 2011.

ADR—American	Depositary Receipt

*	Non-income producing security

(a)	The rate represents the effective yield at December 31, 2011.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2011:

Country	Percentage
Hong Kong	0.5%
Ireland (Republic of)	1.5
Liberia	0.7
Netherlands	2.1
United Kingdom	1.0
United States	94.2

100.0%

See accompanying notes to the financial statements.

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Dreyfus Equity Growth Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investment securities, at cost	$201,245,931

Investment securities, at value	$219,815,515
Interest and dividends receivable	265,836
Receivable for capital shares issued	14,859
Receivable for expenses paid indirectly	3,429
Prepaid expenses	3,056

Total Assets	220,102,695

Liabilities:
Payable for capital shares redeemed	166,957
Manager fees payable	131,170
Administration fees payable	6,186
Distribution fees payable	46,847
Custodian fees payable	2,225
Administrative and compliance services fees payable	1,578
Trustee fees payable	85
Other accrued liabilities	27,680

Total Liabilities	382,728

Net Assets	$219,719,967

Net Assets Consist of:
Capital	$223,316,272
Accumulated net investment income/(loss)	924,184
Accumulated net realized gains/(losses) from investment transactions	(23,090,073)
Net unrealized appreciation/(depreciation) on investments	18,569,584

Net Assets	$219,719,967

Shares of beneficial interest (unlimited number of shares authorized, no par value)	23,675,926
Net Asset Value (offering and redemption price per share)	$9.28

Statement of Operations

For the Year Ended December 31, 2011

Investment Income:
Interest	$165
Dividends	3,160,785

Total Investment Income	3,160,950

Expenses:
Manager fees	1,698,752
Administration fees	86,678
Distribution fees	553,750
Custodian fees	13,788
Administrative and compliance services fees	11,081
Trustee fees	18,654
Professional fees	20,310
Shareholder reports	28,887
Other expenses	7,459

Total expenses before reductions	2,439,359
Less expenses voluntarily waived/reimbursed by the Manager	(148,254)
Less expenses paid indirectly	(74,598)

Net expenses	2,216,507

Net Investment Income/(Loss)	944,443

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	14,308,232
Change in unrealized appreciation/depreciation on investments	(29,001,418)

Net Realized/Unrealized Gains/(Losses) on Investments	(14,693,186)

Change in Net Assets Resulting From Operations	$(13,748,743)

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets

	AZL Dreyfus Equity Growth Fund
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Change in Net Assets:
Operations:
Net investment income/(loss)	$944,443	$781,375
Net realized gains/(losses) on investment transactions	14,308,232	17,557,775
Change in unrealized appreciation/depreciation on investments	(29,001,418)	15,275,507

Change in net assets resulting from operations	(13,748,743)	33,614,657

Dividends to Shareholders:
From net investment income	(765,282)	(665,056)

Change in net assets resulting from dividends to shareholders	(765,282)	(665,056)

Capital Transactions:
Proceeds from shares issued	90,710,728	36,753,549
Proceeds from dividends reinvested	765,282	665,056
Value of shares redeemed	(50,368,130)	(31,629,694)

Change in net assets resulting from capital transactions	41,107,880	5,788,911

Change in net assets	26,593,855	38,738,512
Net Assets:
Beginning of period	193,126,112	154,387,600

End of period	$219,719,967	$193,126,112

Accumulated net investment income/(loss)	$924,184	$781,369

Share Transactions:
Shares issued	8,764,203	4,341,779
Dividends reinvested	84,282	80,711
Shares redeemed	(5,254,287)	(3,991,009)

Change in shares	3,594,198	431,481

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Dreyfus Equity Growth Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$9.62	$7.86	$5.86	$11.05	$10.52

Investment Activities:
Net Investment Income/(Loss)	0.03	0.05	0.04	0.04	0.02
Net Realized and Unrealized Gains/(Losses) on Investments	(0.34)	1.75	1.99	(4.40)	0.89

Total from Investment Activities	(0.31)	1.80	2.03	(4.36)	0.91

Dividends to Shareholders From:
Net Investment Income	(0.03)	(0.04)	(0.03)	(0.03)	(0.01)
Net Realized Gains	—	—	—	(0.80)	(0.37)

Total Dividends	(0.03)	(0.04)	(0.03)	(0.83)	(0.38)

Net Asset Value, End of Period	$9.28	$9.62	$7.86	$5.86	$11.05

Total Return(a)	(3.20)%	22.92%	34.76%	(41.63)%	8.75%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$219,720	$193,126	$154,388	$124,602	$292,684
Net Investment Income/(Loss)	0.43%	0.49%	0.49%	0.33%	0.34%
Expenses Before Reductions(b)	1.10%	1.11%	1.12%	1.10%	1.23%
Expenses Net of Reductions	1.00%	0.99%	0.97%	0.98%	1.17%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.03%	1.04%	1.05%	1.03%	1.20%
Portfolio Turnover Rate	109%	112%	165%	127%	73%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Dreyfus Equity Growth Fund

Notes to the Financial Statements

December 31, 2011

1.	Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Dreyfus Equity Growth Fund (the “Fund”). The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

—	AZL Allianz AGIC Opportunity Fund
—	AZL BlackRock Capital Appreciation Fund
—	AZL Columbia Mid Cap Value Fund
—	AZL Columbia Small Cap Value Fund
—	AZL Davis New York Venture Fund (formerly AZL Davis NY Venture Fund)
—	AZL Dreyfus Equity Growth Fund
—	AZL Eaton Vance Large Cap Value Fund
—	AZL Enhanced Bond Index Fund
—	AZL Franklin Small Cap Value Fund
—	AZL Franklin Templeton Founding Strategy Plus Fund
—	AZL Gateway Fund
—	AZL International Index Fund
—	AZL Invesco Equity and Income Fund (formerly AZL Van Kampen Equity and Income Fund)
—	AZL Invesco Growth and Income Fund (formerly AZL Van Kampen Growth and Income Fund)
—	AZL Invesco International Equity Fund
—	AZL JPMorgan International Opportunities Fund (formerly AZL Morgan Stanley International Equity Fund)
—	AZL JPMorgan U.S. Equity Fund
—	AZL MFS Investors Trust Fund
—	AZL Mid Cap Index Fund
—	AZL Money Market Fund
—	AZL Morgan Stanley Global Real Estate Fund
—	AZL Morgan Stanley Mid Cap Growth Fund
—	AZL NFJ International Value Fund
—	AZL Russell 1000 Growth Index Fund
—	AZL Russell 1000 Value Index Fund
—	AZL S&P 500 Index Fund
—	AZL Schroder Emerging Markets Equity Fund
—	AZL Small Cap Stock Index Fund
—	AZL Turner Quantitative Small Cap Growth Fund

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Dreyfus Equity Growth Fund

Notes to the Financial Statements, continued

December 31, 2011

includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Dreyfus Equity Growth Fund

Notes to the Financial Statements, continued

December 31, 2011

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments that the Fund may utilize, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2011, the Fund did not enter into any forward currency contracts. The Fund may enter into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

Futures Contracts

During the year ended December 31, 2011, the Fund did not enter into any futures contracts. The Fund may enter into futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement between the Manager and The Dreyfus Corporation (“Dreyfus”), Dreyfus provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2013.

For the year ended December 31, 2011, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL Dreyfus Equity Growth Fund	1.00%	1.20%

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Dreyfus Equity Growth Fund

Notes to the Financial Statements, continued

December 31, 2011

*	The fees payable to the Manager are based on a tiered structure for various net assets levels as follows: the first $10 million at 1.00%, the next $10 million at 0.875% and above $20 million at 0.75%. The Manager voluntarily reduced management fees to 0.70%. The Manager reserves the right to stop reducing the manager fee at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2011, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2011, $3,156 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting and a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2011, actual Trustee compensation was $924,000 in total for both Trusts.

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Dreyfus Equity Growth Fund

Notes to the Financial Statements, continued

December 31, 2011

During the year ended December 31, 2011, the Fund paid approximately $111,235 to affiliated broker/dealers of the Subadviser on the execution of purchases and sales of the Fund’s portfolio investments.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Exchange traded futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2011, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Dreyfus Equity Growth Fund

Notes to the Financial Statements, continued

December 31, 2011

The following is a summary of the valuation inputs used as of December 31, 2011 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks+	$216,713,601	$—	$—	$216,713,601
Unaffiliated Investment Company	3,101,914	—	—	3,101,914

Total Investment Securities	$219,815,515	$—	$—	$219,815,515

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

The Fund recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1, 2 or 3 as of December 31, 2011.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Adoption of ASU 2011-04 will have no effect on the Fund’s net assets. At this time, management is evaluating the impact of ASU 2011-04 on the financial statement disclosures.

5.	Security Purchases and Sales

For the year ended December 31, 2011, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Dreyfus Equity Growth Fund	$279,317,918	$235,739,931

6.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2011 is $202,502,747. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$23,741,749
Unrealized depreciation	(6,428,981)

Net unrealized appreciation	$17,312,768

As of the end of its tax year ended December 31, 2011, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the table below. Under the provisions of the Regulated Investment Company Modernization Act of 2010, CLCFs that originated in a tax year that began before December 23, 2010 (pre-effective CLCFs) may be carried forward, subject to certain limitations, and applied to offset future capital gains, and thus reduce the amount of distributable capital gains, for up to eight succeeding tax years, after which any unutilized CLCFs expire. Pre-effective CLCFs are applied as short-term capital loss regardless of whether the originating capital loss was short term or long term. CLCFs that originate in tax years beginning after December 22, 2010 (post-effective CLCFs), are applied consistent with the character in which they originated as a new loss on the first day of the immediately succeeding tax year, and thus take precedent over the application of pre-effective CLCFs. Post-effective CLCFs can be carried forward indefinitely.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Dreyfus Equity Growth Fund

Notes to the Financial Statements, continued

December 31, 2011

Pre-effective CLCFs subject to expiration:

Expires 12/31/2017
AZL Dreyfus Equity Growth Fund	$21,833,257

During the year ended December 31, 2011, the Fund utilized $15,085,660 in CLCFs to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2011 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Dreyfus Equity Growth Fund	$765,282	$—	$765,282

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2010 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Dreyfus Equity Growth Fund	$665,056	$—	$665,056

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2011, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Dreyfus Equity Growth Fund	$924,184	$(21,833,257)	$17,312,768	$(3,596,305)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Dreyfus Equity Growth Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio

February 24, 2012

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2011, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its

19

affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2011. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 19, 2011, and at an “in person” Board of Trustees meeting held October 26, 2011. The Agreements were approved at the Board meeting of October 26, 2011. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2013. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager and Subadvisers.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

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The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2)  The investment performance of the Funds, the Manager and the Subadvisers.  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 26, 2011, the Manager reported that for the three year period ended June 30, 2011, ten Funds were in the top 40%, six were in the middle 20% and five were in the bottom 40%, and for the one year period ended June 30, 2011, nine Funds were in the top 40%, eight were in the middle 20%, and 11 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2011, nine Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40%. At the Board of Trustees meeting held October 26, 2011, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 29 Funds reviewed by the Board of Trustees in the fall of 2011, 24 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2012 for the 29 Funds was as follows: (1) 21 of the Funds had total expense rankings at or below the 50th percentile; (2) three of the Funds were between the 50th and 65th percentiles; (3) for three of the Funds with expense ranks above the 65th percentile, the Manager recommended, and the Board of Trustees approved, temporary management fee waivers effective May 1, 2012, which are expected to reduce such rankings to the 65th percentile or below; (4) for one Fund with an expense rank above the 65th percentile, the Manager expects such Fund to be below the 65th percentile in 2012 because of greater Fund assets; and (5) for one Fund with an expense rank above the 65th percentile, the Manager reported that the peer group makes for poor comparability.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2009 through June 30, 2011. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

21

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2011 were approximately $6.2 billion, and that no single non-money market Fund had assets in excess of $428 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2012, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

22

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc., 2005 to present; EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	42	Argus Group Holdings; Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 54 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	42	Luther College
Roger Gelfenbien, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	42	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, 2012 to present; General Partner of Fairview Capital, L.P., 1994 to present	42	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to present; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002; Consultant to Hartford Insurance Co., 2001	42	None
Peter W. McClean, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	42	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	42	Connecticut Water Service, Inc.

23

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the Fund Complex During Past 5 Years
Robert DeChellis, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	42	None
Brian Muench, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	42	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Allianz Life from April 2011, to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.
Michael Radmer, Age 66 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/04	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007; Vice President, Fund Administration, Columbia Management, July 2002 to December 2005.
Stephen G. Simon, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

24

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1211 2/12

AZL® Eaton Vance Large Cap Value Fund

Annual Report

December 31, 2011

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Eaton Vance Large Cap Value Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Eaton Vance Large Cap Value Fund and Eaton Vance Management serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2011?

For the year ended December 31, 2011, the AZL® Eaton Vance Large Cap Value Fund returned –4.45%, which compared to a 0.39% total return for its benchmark, the Russell 1000® Value Index1.

For the year, the Fund posted positive absolute returns for seven of 10 economic sectors despite historical levels of volatility in the second half of the year. The materials, energy, and financial sectors detracted from the Fund’s absolute returns.*

Stock selection in the energy sector was the single largest detractor to the Fund’s performance relative to its benchmark. The Fund’s energy holdings returned (–13.4%) compared to (+4.5%) for the equivalent sector in the Fund’s benchmark. Additionally, stock selection in the poorly performing materials sector dragged on the Fund’s relative performance. In particular, an overweight position in a leading coal producer and an underweight position in a multinational energy company detracted from relative performance.*

The health care and utilities sectors contributed negatively to the Fund’s performance relative to its benchmark.*

Stock selection in the consumer discretionary and telecommunications services sectors aided the Fund’s relative performance, specifically, an overweight position in a leading fast food company and a discount retailer boosted performance, as did an underweight position in a leading financial institution.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2011.
[1]

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. Investors cannot invest directly in an index.

1

AZL® Eaton Vance Large Cap Value Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek total return. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in equity securities of large-cap companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2011

	1 Year	3 Year	5 Year	10 Year
AZL® Eaton Vance Large Cap Value Fund	–4.45%	9.91%	–3.69%	2.02%
Russell 1000® Value Index	0.39%	11.55%	–2.64%	3.89%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio

Gross
AZL® Eaton Vance Large Cap Value Fund	1.09%

The above expense ratios are based on the current Fund prospectus dated May 1, 2011. The Manager voluntarily reduced the management fee to 0.75% on the first $100 million of assets, 0.70% on the next $400 million, and 0.65% on assets above $500 million. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2013. Additional information pertaining to the December 31, 2011 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 1000® Value Index, an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Eaton Vance Large Cap Value Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Eaton Vance Large Cap Value Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only. Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period** 7/1/11 - 12/31/11
AZL Eaton Vance Large Cap Value Fund	$1,000.00	$931.70	$5.06	1.04%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period** 7/1/11 - 12/31/11
AZL Eaton Vance Large Cap Value Fund	$1,000.00	$1,019.96	$5.30	1.04%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
**	Excludes expense paid indirectly.

Portfolio Composition

(Unaudited)

Investments	Percent of net assets+
Financials	23.0%
Health Care	13.9
Energy	12.6
Industrials	8.9
Consumer Discretionary	8.5
Information Technology	8.2
Consumer Staples	7.5
Utilities	7.0
Telecommunication Services	4.9
Securities Held as Collateral for Securities on Loan	4.1
Materials	2.8
Unaffiliated Investment Company	2.5

Total	103.9%

+	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Eaton Vance Large Cap Value Fund

Schedule of Portfolio Investments

December 31, 2011

Shares		Fair Value

Common Stocks (97.3%):
Aerospace & Defense (3.8%):
65,126	Boeing Co. (The)	$4,776,992
35,181	General Dynamics Corp.	2,336,370
28,160	Lockheed Martin Corp.^	2,278,144
100,293	United Technologies Corp.	7,330,416

		16,721,922

Auto Components (0.5%):
65,477	Johnson Controls, Inc.	2,046,811

Beverages (0.8%):
52,767	PepsiCo, Inc.	3,501,090

Biotechnology (1.7%):
114,337	Amgen, Inc.	7,341,579

Capital Markets (1.7%):
44,598	Ameriprise Financial, Inc.	2,213,845
35,203	Goldman Sachs Group, Inc. (The)	3,183,407
52,996	State Street Corp.	2,136,269

		7,533,521

Chemicals (0.5%):
26,177	Air Products & Chemicals, Inc.	2,230,019

Commercial Banks (6.6%):
255,155	Fifth Third Bancorp	3,245,572
422,363	KeyCorp	3,247,971
123,137	PNC Financial Services Group, Inc.^	7,101,311
144,260	U.S. Bancorp	3,902,233
404,715	Wells Fargo & Co.	11,153,945

		28,651,032

Computers & Peripherals (3.1%):
27,817	Apple, Inc.*	11,265,885
87,946	Hewlett-Packard Co.	2,265,489

		13,531,374

Consumer Finance (1.8%):
167,214	American Express Co.	7,887,484

Diversified Financial Services (3.5%):
168,909	Citigroup, Inc.	4,443,996
327,283	JPMorgan Chase & Co.	10,882,159

		15,326,155

Diversified Telecommunication Services (3.7%):
316,702	AT&T, Inc.	9,577,069
167,186	Verizon Communications, Inc.	6,707,502

		16,284,571

Electric Utilities (3.1%):
173,300	American Electric Power Co., Inc.^	7,159,023
207,623	PPL Corp.	6,108,269

		13,267,292

Energy Equipment & Services (0.7%):
61,636	Baker Hughes, Inc.	2,997,975

Shares		Fair Value

Common Stocks, continued
Food & Staples Retailing (2.4%):
202,327	CVS Caremark Corp.	$8,250,895
35,197	Wal-Mart Stores, Inc.	2,103,373

		10,354,268

Food Products (3.0%):
135,480	Kraft Foods, Inc., Class A	5,061,533
58,116	Nestle SA, Registered Shares	3,337,669
139,063	Unilever NV, NYS^	4,779,595

		13,178,797

Health Care Equipment & Supplies (1.0%):
96,754	Covidien plc	4,354,897

Health Care Providers & Services (3.3%):
29,925	Humana, Inc.	2,621,729
228,781	UnitedHealth Group, Inc.	11,594,621

		14,216,350

Hotels, Restaurants & Leisure (0.9%):
121,451	Carnival Corp.	3,964,161

Industrial Conglomerates (2.5%):
607,069	General Electric Co.	10,872,606

Insurance (5.6%):
76,515	ACE, Ltd.	5,365,232
52,751	Aon Corp.	2,468,747
140,759	MetLife, Inc.	4,388,866
88,024	Prudential Financial, Inc.	4,411,763
51,930	Travelers Cos., Inc. (The)	3,072,698
235,763	XL Group plc	4,661,034

		24,368,340

IT Services (1.7%):
13,680	Accenture plc, Class A	728,186
36,632	International Business Machines Corp.	6,735,892

		7,464,078

Life Sciences Tools & Services (0.6%):
61,611	Thermo Fisher Scientific, Inc.*	2,770,647

Machinery (0.6%):
35,175	Deere & Co.	2,720,786

Media (3.4%):
158,324	Comcast Corp., Class A	3,753,862
109,158	Time Warner, Inc.^	3,944,970
193,690	Walt Disney Co. (The)	7,263,375

		14,962,207

Metals & Mining (2.3%):
70,404	BHP Billiton, Ltd., Sponsored ADR^	4,972,635
137,270	Freeport-McMoRan Copper & Gold, Inc.	5,050,163

		10,022,798

continued

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Eaton Vance Large Cap Value Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Multi-Utilities (4.0%):
123,186	PG&E Corp.	$5,077,727
182,099	Public Service Enterprise Group, Inc.^	6,011,088
112,618	Sempra Energy	6,193,990

		17,282,805

Multiline Retail (1.6%):
56,129	Kohl’s Corp.	2,769,966
70,382	Macy’s, Inc.	2,264,893
40,440	Target Corp.	2,071,337

		7,106,196

Oil, Gas & Consumable Fuels (11.9%):
61,561	Anadarko Petroleum Corp.	4,698,951
24,590	Apache Corp.	2,227,362
105,608	Chevron Corp.	11,236,692
109,138	ConocoPhillips	7,952,886
116,154	Exxon Mobil Corp.	9,845,213
60,219	Hess Corp.	3,420,439
102,056	Occidental Petroleum Corp.	9,562,647
94,171	Peabody Energy Corp.	3,118,002

		52,062,192

Pharmaceuticals (7.3%):
183,773	Johnson & Johnson Co.	12,051,833
184,739	Merck & Co., Inc.	6,964,660
592,771	Pfizer, Inc.	12,827,565

		31,844,058

Real Estate Investment Trusts (REITs) (3.8%):
43,105	Avalonbay Communities, Inc.^	5,629,513
53,650	Boston Properties, Inc.^	5,343,540
44,027	Simon Property Group, Inc.	5,676,841

		16,649,894

Shares		Fair Value

Common Stocks, continued
Road & Rail (2.0%):
80,904	Union Pacific Corp.	$8,570,970

Software (3.4%):
290,386	Microsoft Corp.	7,538,421
290,328	Oracle Corp.	7,446,913

		14,985,334

Specialty Retail (2.0%):
137,220	TJX Cos., Inc. (The)	8,857,551

Tobacco (1.3%):
70,365	Philip Morris International, Inc.	5,522,245

Wireless Telecommunication Services (1.2%):
184,807	Vodafone Group plc, Sponsored ADR	5,180,140

Total Common Stocks (Cost $386,855,174)		424,632,145

Securities Held as Collateral for Securities on Loan (4.1%):
$17,989,565	Allianz Variable Insurance Products Securities Lending Collateral Trust(a)	17,989,565

Total Securities Held as Collateral for Securities on Loan (Cost $17,989,565)		17,989,565

Unaffiliated Investment Company (2.5%):
10,783,502	Dreyfus Treasury Prime Cash Management, 0.00%(b)	10,783,502

Total Unaffiliated Investment Company (Cost $10,783,502)		10,783,502

Total Investment Securities (Cost $415,628,241)(c)—103.9%		453,405,212
Net other assets (liabilities) — (3.9)%		(17,153,818)

Net Assets — 100.0%		$436,251,394

Percentages indicated are based on net assets as of December 31, 2011.

ADR—American Depositary Receipt

NYS—New York Shares

*	Non-income producing security

^	This security or a partial position of the security was on loan as of December 31, 2011. The total value of securities on loan as of December 31, 2011 was $17,554,317.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2011.

(b)	The rate represents the effective yield at December 31, 2011.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Eaton Vance Large Cap Value Fund

Schedule of Portfolio Investments, continued

December 31, 2011

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2011:

Country	Percentage
Australia	1.1%
Ireland (Republic of)	2.1
Netherlands	1.1
Panama	0.9
Switzerland	1.9
United Kingdom	1.1
United States	91.8

100.0%

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Eaton Vance Large Cap Value Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investment securities, at cost	$415,628,241

Investment securities, at value*	$453,405,212
Interest and dividends receivable	1,071,140
Foreign currency, at value (cost $135,856)	134,174
Receivable for capital shares issued	291,894
Receivable for investments sold	562,661
Reclaims receivable	108,887
Prepaid expenses	4,906

Total Assets	455,578,874

Liabilities:
Payable for investments purchased	870,225
Payable for capital shares redeemed	44,856
Payable for collateral received on loaned securities	17,989,565
Manager fees payable	258,726
Administration fees payable	12,564
Distribution fees payable	90,885
Custodian fees payable	2,927
Administrative and compliance services fees payable	3,413
Trustee fees payable	184
Other accrued liabilities	54,135

Total Liabilities	19,327,480

Net Assets	$436,251,394

Net Assets Consist of:
Capital	$552,248,764
Accumulated net investment income/(loss)	6,442,187
Accumulated net realized gains/(losses) from investment transactions	(160,218,269)
Net unrealized appreciation/(depreciation) on investments	37,778,712

Net Assets	$436,251,394

Shares of beneficial interest (unlimited number of shares authorized, no par value)	55,968,962
Net Asset Value (offering and redemption price per share)	$7.79

*	Includes securities on loan of $17,554,317.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income:
Dividends	$11,063,469
Income from securities lending	47,368

Total Investment Income	11,110,837

Expenses:
Manager fees	3,394,921
Administration fees	172,809
Distribution fees	1,140,519
Custodian fees	18,303
Administrative and compliance services fees	21,534
Trustee fees	36,218
Professional fees	38,526
Shareholder reports	44,595
Other expenses	17,331

Total expenses before reductions	4,884,756
Less expenses voluntarily waived/reimbursed by the Manager	(151,553)

Net expenses	4,733,203

Net Investment Income/(Loss)	6,377,634

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	(9,563,612)
Net realized gains/(losses) on forward currency contracts	(12,248)
Change in unrealized appreciation/depreciation on investments	(16,906,038)

Net Realized/Unrealized Gains/(Losses) on Investments	(26,481,898)

Change in Net Assets Resulting From Operations	$(20,104,264)

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets

	AZL Eaton Vance Large Cap Value Fund
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Change in Net Assets:
Operations:
Net investment income/(loss)	$6,377,634	$4,336,330
Net realized gains/(losses) on investment transactions	(9,575,860)	(6,873,263)
Change in unrealized appreciation/depreciation on investments	(16,906,038)	44,297,857

Change in net assets resulting from operations	(20,104,264)	41,760,924

Dividends to Shareholders:
From net investment income	(4,313,664)	(4,821,879)

Change in net assets resulting from dividends to shareholders	(4,313,664)	(4,821,879)

Capital Transactions:
Proceeds from shares issued	46,675,953	86,757,920
Proceeds from dividends reinvested	4,313,664	4,821,879
Value of shares redeemed	(74,653,792)	(52,564,536)

Change in net assets resulting from capital transactions	(23,664,175)	39,015,263

Change in net assets	(48,082,103)	75,954,308
Net Assets:
Beginning of period	484,333,497	408,379,189

End of period	$436,251,394	$484,333,497

Accumulated net investment income/(loss)	$6,442,187	$4,392,099

Share Transactions:
Shares issued	5,785,479	11,200,812
Dividends reinvested	586,893	648,974
Shares redeemed	(9,163,402)	(6,928,437)

Change in shares	(2,791,030)	4,921,349

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Eaton Vance Large Cap Value Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$8.24	$7.59	$6.17	$11.21	$12.00

Investment Activities:
Net Investment Income/(Loss)	0.13	0.07	0.10	0.22	0.19
Net Realized and Unrealized Gains/(Losses) on Investments	(0.50)	0.67	1.53	(3.95)	(0.43)

Total from Investment Activities	(0.37)	0.74	1.63	(3.73)	(0.24)

Dividends to Shareholders From:
Net Investment Income	(0.08)	(0.09)	(0.21)	(0.20)	(0.20)
Net Realized Gains	—	—	—	(1.11)	(0.35)

Total Dividends	(0.08)	(0.09)	(0.21)	(1.31)	(0.55)

Net Asset Value, End of Period	$7.79	$8.24	$7.59	$6.17	$11.21

Total Return(a)	(4.45)%	9.83%	26.53%	(36.18)%	(2.22)%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$436,251	$484,333	$408,379	$345,769	$754,496
Net Investment Income/(Loss)	1.40%	1.02%	1.36%	2.00%	1.58%
Expenses Before Reductions(b)	1.07%	1.08%	1.10%	1.07%	1.08%
Expenses Net of Reductions	1.04%	1.05%	1.05%	1.01%	1.05%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.04%	1.05%	1.07%	1.03%	1.05%
Portfolio Turnover Rate	49%	34%	118%	26%	23%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Eaton Vance Large Cap Value Fund

Notes to the Financial Statements

December 31, 2011

1.	Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Eaton Vance Large Cap Value Fund (the “Fund”). The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

—	AZL Allianz AGIC Opportunity Fund
—	AZL BlackRock Capital Appreciation Fund
—	AZL Columbia Mid Cap Value Fund
—	AZL Columbia Small Cap Value Fund
—	AZL Davis New York Venture Fund (formerly AZL Davis NY Venture Fund)
—	AZL Dreyfus Equity Growth Fund
—	AZL Eaton Vance Large Cap Value Fund
—	AZL Enhanced Bond Index Fund
—	AZL Franklin Small Cap Value Fund
—	AZL Franklin Templeton Founding Strategy Plus Fund
—	AZL Gateway Fund
—	AZL International Index Fund
—	AZL Invesco Equity and Income Fund (formerly AZL Van Kampen Equity and Income Fund)
—	AZL Invesco Growth and Income Fund (formerly AZL Van Kampen Growth and Income Fund)
—	AZL Invesco International Equity Fund
—	AZL JPMorgan International Opportunities Fund (formerly AZL Morgan Stanley International Equity Fund)
—	AZL JPMorgan U.S. Equity Fund
—	AZL MFS Investors Trust Fund
—	AZL Mid Cap Index Fund
—	AZL Money Market Fund
—	AZL Morgan Stanley Global Real Estate Fund
—	AZL Morgan Stanley Mid Cap Growth Fund
—	AZL NFJ International Value Fund
—	AZL Russell 1000 Growth Index Fund
—	AZL Russell 1000 Value Index Fund
—	AZL S&P 500 Index Fund
—	AZL Schroder Emerging Markets Equity Fund
—	AZL Small Cap Stock Index Fund
—	AZL Turner Quantitative Small Cap Growth Fund

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Eaton Vance Large Cap Value Fund

Notes to the Financial Statements, continued

December 31, 2011

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities) and is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Eaton Vance Large Cap Value Fund

Notes to the Financial Statements, continued

December 31, 2011

received. In extremely low interest rate environments, the broker rabate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Allianz Investment Management LLC (the “Manager”) to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2011 are presented on the Fund’s Schedule of Portfolio Investments (“Schedule”). The average outstanding amount of securities on loan was $24.7 million for the year ended December 31, 2011.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $4,691 during the year ended December 31, 2011. These fees have been netted against Income from Securities Lending on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments that the Fund may utilize, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2011, the Fund entered into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund may enter into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. As of December 31, 2011, the Fund did not hold any forward currency contracts. During the year ended December 31, 2011, the Fund had limited activity in these transactions.

Futures Contracts

During the year ended December 31, 2011, the Fund did not enter into any futures contracts. The Fund may enter into futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Eaton Vance Large Cap Value Fund

Notes to the Financial Statements, continued

December 31, 2011

involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Summary of Derivative Instruments

There were no open derivative positions as of December 31, 2011.

The following is a summary of the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2011:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income
Foreign Exchange Contracts	Net realized gains/(losses) on forward currency contracts/ change in unrealized appreciation/depreciation on investments	$(12,248)	$—

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Eaton Vance Management (“Eaton Vance”), Eaton Vance provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2013.

For the year ended December 31, 2011, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL Eaton Vance Large Cap Value Fund	0.775%	1.20%

*	The fees payable to the Manager are based on a tiered structure for various net assets levels as follows: the first $100 million at 0.775%, the next $150 million at 0.75%, the next $250 million at 0.725% and above $500 million at 0.675%. The Manager voluntarily reduced the management fees as follows: the first $100 million at 0.75%, the next $400 million at 0.70% and above $500 million at 0.65%. The Manager reserves the right to stop reducing the manager fee at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2011, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Eaton Vance Large Cap Value Fund

Notes to the Financial Statements, continued

December 31, 2011

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2011, $6,777 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting and a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2011, actual Trustee compensation was $924,000 in total for both Trusts.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Eaton Vance Large Cap Value Fund

Notes to the Financial Statements, continued

December 31, 2011

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Exchange traded futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2011, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2011 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks:
Food Products	$9,841,128	$3,337,669	$—	$13,178,797
All Other Common Stocks+	411,453,348	—	—	411,453,348
Securities Held as Collateral for Securities on Loan	—	17,989,565	—	17,989,565
Unaffiliated Investment Company	10,783,502	—	—	10,783,502

Total Investment Securities	$432,077,978	$21,327,234	$—	$453,405,212

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

The Fund recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1, 2 or 3 as of December 31, 2011.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Eaton Vance Large Cap Value Fund

Notes to the Financial Statements, continued

December 31, 2011

hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Adoption of ASU 2011-04 will have no effect on the Fund’s net assets. At this time, management is evaluating the impact of ASU 2011-04 on the financial statement disclosures.

5.	Security Purchases and Sales

For the year ended December 31, 2011, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Eaton Vance Large Cap Value Fund	$220,561,012	$243,851,436

6.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2011 is $421,027,446. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$45,807,993
Unrealized depreciation	(13,430,227)

Net unrealized appreciation	$32,377,766

As of the end of its tax year ended December 31, 2011, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the table below. Under the provisions of the Regulated Investment Company Modernization Act of 2010, CLCFs that originated in a tax year that began before December 23, 2010 (pre-effective CLCFs) may be carried forward, subject to certain limitations, and applied to offset future capital gains, and thus reduce the amount of distributable capital gains, for up to eight succeeding tax years, after which any unutilized CLCFs expire. Pre-effective CLCFs are applied as short-term capital loss regardless of whether the originating capital loss was short term or long term. CLCFs that originate in tax years beginning after December 22, 2010 (post-effective CLCFs), are applied consistent with the character in which they originated as a new loss on the first day of the immediately succeeding tax year, and thus take precedent over the application of pre-effective CLCFs. Post-effective CLCFs can be carried forward indefinitely.

Pre-effective CLCFs subject to expiration:

	Expires 12/31/2016	Expires 12/31/2017	Expires 12/31/2018
AZL Eaton Vance Large Cap Value Fund	$52,518,858	$84,345,488	$5,491,128

Post-effective CLCFs not subject to expiration:

	Short Term Amount	Long Term Amount
AZL Eaton Vance Large Cap Value Fund	$12,370,572	$—

The tax character of dividends paid to shareholders during the year ended December 31, 2011 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Eaton Vance Large Cap Value Fund	$4,313,664	$—	$4,313,664

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Eaton Vance Large Cap Value Fund

Notes to the Financial Statements, continued

December 31, 2011

The tax character of dividends paid to shareholders during the year ended December 31, 2010 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Eaton Vance Large Cap Value Fund	$4,821,879	$—	$4,821,879

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2011, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Eaton Vance Large Cap Value Fund	$6,349,169	$(154,726,046)	$32,379,507	$(115,997,370)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Eaton Vance Large Cap Value Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio

February 24, 2012

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2011, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its

21

affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2011. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 19, 2011, and at an “in person” Board of Trustees meeting held October 26, 2011. The Agreements were approved at the Board meeting of October 26, 2011. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2013. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager and Subadvisers.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

22

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2)  The investment performance of the Funds, the Manager and the Subadvisers.  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 26, 2011, the Manager reported that for the three year period ended June 30, 2011, ten Funds were in the top 40%, six were in the middle 20% and five were in the bottom 40%, and for the one year period ended June 30, 2011, nine Funds were in the top 40%, eight were in the middle 20%, and 11 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2011, nine Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40%. At the Board of Trustees meeting held October 26, 2011, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 29 Funds reviewed by the Board of Trustees in the fall of 2011, 24 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2012 for the 29 Funds was as follows: (1) 21 of the Funds had total expense rankings at or below the 50th percentile; (2) three of the Funds were between the 50th and 65th percentiles; (3) for three of the Funds with expense ranks above the 65th percentile, the Manager recommended, and the Board of Trustees approved, temporary management fee waivers effective May 1, 2012, which are expected to reduce such rankings to the 65th percentile or below; (4) for one Fund with an expense rank above the 65th percentile, the Manager expects such Fund to be below the 65th percentile in 2012 because of greater Fund assets; and (5) for one Fund with an expense rank above the 65th percentile, the Manager reported that the peer group makes for poor comparability.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2009 through June 30, 2011. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

23

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2011 were approximately $6.2 billion, and that no single non-money market Fund had assets in excess of $428 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2012, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

24

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc., 2005 to present; EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	42	Argus Group Holdings; Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 54 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	42	Luther College
Roger Gelfenbien, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	42	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, 2012 to present; General Partner of Fairview Capital, L.P., 1994 to present	42	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to present; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002; Consultant to Hartford Insurance Co., 2001	42	None
Peter W. McClean, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	42	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	42	Connecticut Water Service, Inc.

25

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the Fund Complex During Past 5 Years
Robert DeChellis, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	42	None
Brian Muench, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	42	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Allianz Life from April 2011, to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.
Michael Radmer, Age 66 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/04	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007; Vice President, Fund Administration, Columbia Management, July 2002 to December 2005.
Stephen G. Simon, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

26

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1211 2/12

AZL® Enhanced Bond Index Fund

Annual Report

December 31, 2011

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Enhanced Bond Index Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Enhanced Bond Index Fund and BlackRock Financial Management, Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2011?

For the year ended December 31, 2011, the AZL® Enhanced Bond Index Fund had a total return of 7.28%. That compared to a 7.84% total return for its benchmark, the Barclays Capital U.S. Aggregate Bond Index1.

The year opened amid optimism that the economic recovery that began in 2009 would persist. Europe’s debt problems raised alarm among investors, but the trouble appeared relatively well contained. Within a few months, however, renewed fears of recession were sparked by deteriorating debt conditions in the eurozone as well as weaker-than-expected U.S. economic data. This fog of fear and uncertainty thickened over the summer, causing a dramatic rally in U.S. Treasuries. Nevertheless, by the end of the year, the prospects of U.S. economic growth had improved and signs of progress regarding Europe’s debt crisis began to emerge.

The Fund’s strong performance was driven primarily by a rebound in spread sectors during the fourth quarter. An overweight position in commercial mortgage-backed securities (CMBS) was the largest contributor to the Fund’s relative performance. The CMBS sector was one of the few to post positive excess returns relative to U.S. Treasuries for the year. The Fund frequently traded duration and curve positioning throughout the year, leading to successfully generated active returns. Finally, a tactical allocation to Treasury

Inflation-Protected Securities strengthened relative performance as investors reduced their expectations for another U.S. recession.*

Periods of underperformance relative to the benchmark were mostly related to a short duration bias mid-year. In particular, duration short relative to the benchmark in July and August detracted from performance as interest rates rallied significantly during this period of extreme risk aversion. Additionally, sector allocation within investment-grade credit in August decreased returns, as the Fund was overweight in financials and underweight in industrials. Financials bore the brunt of investors’ fears over the European sovereign debt crisis and were the worst performing credit sub-sector in the Fund’s benchmark.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2011.

[1]

The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. Investors cannot invest directly in an index.

1

AZL® Enhanced Bond Index Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to exceed the total return of the Barclays Capital U.S. Aggregate Bond Index. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of corporate and asset-backed securities in an amount that is within 40% of the weightings of the Index, in government securities in an amount that is within 30% of the weightings of the Index, and in mortgage securities in an amount that is within 30% of the weightings of the Index.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2011

	1 Year	Since Inception (7/10/09)
AZL® Enhanced Bond Index Fund	7.28%	5.34%
Barclays Capital U.S. Aggregate Bond Index	7.84%	6.94%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio1

Gross
AZL® Enhanced Bond Index Fund	0.75%

The above expense ratios are based on the current Fund prospectus dated May 1, 2011. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.70% through April 30, 2013. Additional information pertaining to the December 31, 2011 expense ratios can be found in the financial highlights.

[1]

Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fund Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and Expenses the Fund’s gross ratio would be 0.71%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Barclays Capital U.S. Aggregate Bond Index, which is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Enhanced Bond Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Enhanced Bond Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only. Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period** 7/1/11 - 12/31/11
AZL Enhanced Bond Index Fund	$1,000.00	$1,046.90	$3.51	0.68%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period** 7/1/11 - 12/31/11
AZL Enhanced Bond Index Fund	$1,000.00	$1,021.78	$3.47	0.68%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
**	Excludes expense paid indirectly.

Portfolio Composition

(Unaudited)

Investments	Percent of net assets+
U.S. Government Agency Mortgages	40.6%
U.S. Treasury Obligations	27.9
Securities Held as Collateral for Securities on Loan	12.8
Financials	10.1
Unaffiliated Investment Company	8.1
Collateralized Mortgage Obligations	6.7
Asset Backed Securities	5.6
Consumer Discretionary	2.7
Energy	2.5
Materials	1.8

Investments	Percent of net assets+
Energy Equipment & Services	1.8%
Health Care	1.3
Telecommunication Services	1.3
Industrials	1.1
Information Technology	0.8
Consumer Staples	0.5
Sovereign Bonds	0.2
Municipal Bond	0.0
U.S. Government Agency	0.0

Total	125.8%

+	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2011

Principal Amount		Fair Value

Asset Backed Securities (5.6%):
$810,323	321 Henderson Receivables LLC, Series 2010-3A, Class A, 3.82%, 1/15/32(a)	$798,142
1,220,000	AmeriCredit Automobile Receivables Trust, Series 2011-2, Class A3, 1.61%, 10/8/15	1,224,794
1,786,642	Ares Collateralized Loan Obligation Funds, Series 2007-3RA, Class A2, 0.62%, 4/16/21(a)(b)	1,656,396
440,000	Citibank Credit Card Issuance Trust, Series 2008-C6, Class C6, 6.30%, 6/20/14	450,567
1,240,000	Citibank Omni Master Trust, Series 2009-A13, Class A13, 5.35%, 8/15/18(a)	1,354,484
435,000	Credit Acceptance Auto Loan Trust, Series 2010-1, Class A, 2.06%, 4/16/18(a)	433,412
27,979	GSAA Home Equity Trust, Series 2007-5, Class 1AV1, 0.39%, 5/25/37(b)	11,486
463,647	Henderson Receivables LLC, Series 2010-1A, Class A, 5.56%, 7/15/59(a)	501,265
460,000	Nelnet Student Loan Trust, Series 2008-2, Class A4, 2.27%, 6/26/34(b)	473,742
503,141	Santander Consumer Acquired Receivables Trust, Series 2011-S1A, Class B, 1.66%, 6/15/13(a)	497,484
588,615	Santander Consumer Acquired Receivables Trust, Series 2011-S1A, Class C, 2.01%, 6/15/13(a)	581,802
845,000	Santander Drive Auto Receivables Trust, Series 2010-B, Class A3, 1.31%, 2/17/14(a)	845,477
1,315,000	Santander Drive Auto Receivables Trust, Series 2011-2, Class A2, 1.04%, 4/15/14	1,313,512
2,270,000	Santander Drive Auto Receivables Trust, Series 2011-3, Class C, 3.09%, 5/15/17	2,260,261
1,320,000	Santander Drive Auto Receivables Trust, Series 2011-4, Class A2, 1.37%, 7/15/13	1,319,161

Principal Amount		Fair Value

Asset Backed Securities, continued
$830,000	Santander Drive Auto Receivables Trust, Series 2011-4, Class C, 3.82%, 5/15/15	$830,967
500,794	Santander Drive Auto Receivables Trust, Series 2011-S1A, Class B, 1.48%, 7/15/13(a)	493,332
371,225	Santander Drive Auto Receivables Trust, Series 2011-S2A, Class C, 2.86%, 8/15/13(a)	369,105
750,000	SLC Student Loan Trust, Series 2008-1, Class A4A, 2.15%, 12/15/32(b)	768,221
937,868	SLM Student Loan Trust, Series 2004-B, Class A2, 0.75%, 6/15/21(b)	898,652
530,000	SLM Student Loan Trust, Series 2008-4, Class A4, 2.07%, 1/24/17(b)	543,986
625,000	SLM Student Loan Trust, Series 2008-5, Class A4, 2.12%, 7/25/23(b)	641,421
723,256	SLM Student Loan Trust, Series 2010-1, Class A, 0.69%, 7/25/17(b)	716,319
218,854	Structured Receivables Finance LLC, Series 2010-B, Class A, 3.73%, 2/16/26(a)	217,786

Total Asset Backed Securities (Cost $19,260,156)		19,201,774

Collateralized Mortgage Obligations (6.7%):
350,000	Arkle Master Issuer plc, Series 2006-1X, Class 5A2, 1.11%, 2/17/52(a)(b)	540,778
590,000	Arkle Master Issuer plc, Series 2010-1A, Class 2A, 1.62%, 5/17/60(a)(b)	587,549
690,000	Arkle Master Issuer plc, Series 2010-2A, Class 1A1, 1.87%, 5/17/60(a)(b)	688,321
200,000	Banc of America Commercial Mortgage, Inc., Series 2006-4, Class AM, 5.68%, 8/10/16	205,336
527,546	Banc of America Commercial Mortgage, Inc., Series 2007-3, Class A2, 5.62%, 7/10/12(b)	532,839
1,510,000	Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A3, 5.79%, 8/10/14(b)	1,589,882

continued

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Principal Amount		Fair Value

Collateralized Mortgage Obligations, continued
$50,000	Bear Stearns Commercial Mortgage Securities, Inc., Series 2005-PW10, Class AM, 5.45%, 12/15/15(b)	$47,416
590,000	Commercial Mortgage Pass-Through Certificate, Series 2006-C8, Class AM, 5.35%, 12/10/16	575,371
100,000	Credit Suisse Mortgage Capital Certificates, Series 2006-C3, Class AM, 5.64%, 6/15/16(b)	99,546
692,534	Credit Suisse Mortgage Capital Certificates, Series 2007-C2, Class A2, 5.45%, 1/15/49(b)	699,223
759,695	Credit Suisse Mortgage Capital Certificates, Series 2007-C3, Class A2, 5.90%, 6/15/39(b)	763,809
1,126,291	DBUBS Mortgage Trust, Series 2011-LC1A, Class A1, 3.74%, 6/10/17(a)	1,159,077
1,320,000	DBUBS Mortgage Trust, Series 2011-LC1A, Class A2, 4.53%, 7/1/19(a)	1,423,381
460,000	Extended Stay America Trust, Series 2010-ESHA, Class B, 4.22%, 11/5/15(a)	461,750
88,983	Fannie Mae, Series 2009-70, Class NT, 4.00%, 8/25/19	94,725
755,000	Fannie Mae, Series 2011-52, Class GB, 5.00%, 6/25/41	847,876
1,055,000	Fannie Mae, Series 2011-99, Class DB, 5.00%, 10/25/41	1,188,487
57,095	Freddie Mac, Series 2890, Class KC, 4.50%, 2/15/19	58,978
110,000	Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class AJ, 5.88%, 7/10/16(b)	77,000
797,905	GS Mortgage Securities Trust, Series 2007-GG10, Class A4, 5.98%, 5/10/17(b)	866,514
890,000	Holmes Master Issuer plc, Series 2010-1A, Class A2, 1.80%, 10/15/54(a)(b)	887,827
729,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2003-ML1A, Class A2, 4.77%, 3/12/39	748,797

Principal Amount		Fair Value

Collateralized Mortgage Obligations, continued
$180,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB16, Class AJ, 5.62%, 5/12/45	$136,833
1,260,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP8, Class A3B, 5.45%, 5/15/45	1,300,401
965,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP9, Class A3, 5.34%, 5/15/47	1,023,384
995,550	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A2, 5.80%, 6/15/49(b)	1,006,608
170,000	LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class AM, 6.09%, 6/15/38(b)	173,199
390,000	LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class AM, 5.38%, 10/15/16	377,186
190,000	LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A3, 5.87%, 9/15/45(b)	208,393
1,160,000	Merrill Lynch Mortgage Trust, Series 2004-KEY2, Class A4, 4.86%, 8/12/39(b)	1,233,561
650,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-8, Class A3, 6.17%, 7/12/17(b)	705,438
1,035,000	Morgan Stanley Capital I, Series 2007-HQ12, Class A5, 5.60%, 3/12/17(b)	1,085,762
200,000	Morgan Stanley Capital I, Series 2007-IQ15, Class A2, 5.84%, 8/11/12(b)	202,498
319,000	Permanent Master Issuer plc, Series 2006-1, Class 6A1, 1.09%, 4/15/20(a)(b)	484,720
620,000	RBSCF Trust, Series 2010-RR3, Class WBTA, 5.90%, 4/16/17(a)(b)	683,579

Total Collateralized Mortgage Obligations (Cost $22,420,201)		22,766,044

Corporate Bonds (15.2%):
Automobiles (0.4%):
1,375,000	Daimler Finance NA LLC, 1.88%, 9/15/14(a)	1,367,556

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Principal Amount		Fair Value

Corporate Bonds, continued
Biotechnology (0.2%):
$555,000	Gilead Sciences, Inc., 3.05%, 12/1/16	$568,034

Capital Markets (1.3%):
425,000	Goldman Sachs Group, Inc. (The), 6.15%, 4/1/18	438,638
2,175,000	Goldman Sachs Group, Inc. (The), 3.63%, 2/7/16	2,101,535
370,000	Goldman Sachs Group, Inc. (The), 5.25%, 7/27/21	360,950
150,000	Morgan Stanley, 4.00%, 7/24/15	140,663
105,000	Morgan Stanley, Series F, 5.55%, 4/27/17, MTN	101,305
905,000	Morgan Stanley, Series F, 6.25%, 8/28/17, MTN	885,673
310,000	Morgan Stanley, Series G, 2.95%, 5/14/13, MTN(b)	297,669

		4,326,433

Computers & Peripherals (0.4%):
1,450,000	IBM Corp., 1.95%, 7/22/16	1,492,283

Diversified Financial Services (2.0%):
370,000	Bank of America Corp., 5.63%, 10/14/16	354,971
510,000	Bank of America Corp., 5.00%, 5/13/21, MTN	464,526
935,000	Bank of America Corp., Series 1, 3.75%, 7/12/16^	865,734
1,710,000	Citigroup, Inc., 4.59%, 12/15/15	1,720,939
535,000	Crown Castle Towers LLC, 6.11%, 1/15/20(a)	590,286
370,000	General Electric Capital Corp., 4.38%, 9/16/20, MTN	378,097
875,000	JPMorgan Chase & Co., 3.45%, 3/1/16	888,959
260,000	JPMorgan Chase & Co., 6.30%, 4/23/19	294,485
1,025,000	JPMorgan Chase & Co., 4.35%, 8/15/21	1,035,155
323,233	SteelRiver Transmission Co. LLC, 4.71%, 6/30/17(a)	329,633

		6,922,785

Diversified Telecommunication Services (0.5%):
400,000	AT&T, Inc., 6.40%, 5/15/38	494,151
522,000	GTE Corp., 6.84%, 4/15/18	625,261

Principal Amount		Fair Value

Corporate Bonds, continued
Diversified Telecommunication Services, continued
$450,000	Verizon Communications, Inc., 6.90%, 4/15/38	$601,467
100,000	Virgin Media Secured Finance plc, 5.50%, 1/15/21	153,717

		1,874,596

Electric Utilities (1.4%):
220,000	Carolina Power & Light Co., 5.70%, 4/1/35	268,131
600,000	Constellation Energy Group, Inc., 5.15%, 12/1/20, Callable 9/1/20 @ 100	650,184
100,000	Duke Energy Corp., 3.95%, 9/15/14	106,692
65,000	Florida Power & Light Co., 5.95%, 2/1/38	85,226
40,000	MidAmerican Energy Holdings Co., 5.95%, 5/15/37	47,268
452,000	Ohio Power Co., Series K, 6.00%, 6/1/16	521,965
450,000	Ohio Power Co., Series M, 5.38%, 10/1/21	516,193
850,000	Pacificorp, 5.65%, 7/15/18	1,014,749
350,000	Progress Energy Carolinas, Inc., 5.30%, 1/15/19	409,796
925,000	Xcel Energy, Inc., 4.70%, 5/15/20, Callable 11/15/19 @ 100	1,042,495

		4,662,699

Electronic Equipment, Instruments & Components (0.4%):
675,000	Agilent Technologies, Inc., 6.50%, 11/1/17	781,681
400,000	SBA Tower Trust, 4.25%, 4/15/15(a)	411,213

		1,192,894

Food Products (0.4%):
76,000	Kraft Foods, Inc., 6.13%, 2/1/18	89,084
614,000	Kraft Foods, Inc., 4.13%, 2/9/16	666,636
329,000	Kraft Foods, Inc., 6.50%, 8/11/17	391,367
225,000	Kraft Foods, Inc., 5.38%, 2/10/20	259,617

		1,406,704

Gas Utilities (0.2%):
74,000	Keyspan Gas East Corp., 5.82%, 4/1/41(a)	90,279
575,000	LG&E and KU Energy LLC, 3.75%, 11/15/20	580,475

		670,754

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Principal Amount		Fair Value

Corporate Bonds, continued
Health Care Equipment & Supplies (0.5%):
$825,000	Becton Dickinson & Co., 1.75%, 11/8/16	$831,202
210,000	Boston Scientific Corp., 6.25%, 11/15/15	232,790
525,000	Stryker Corp., 2.00%, 9/30/16	537,249

		1,601,241

Health Care Technology (0.4%):
1,270,000	Amgen, Inc., 3.88%, 11/15/21, Callable 8/15/21 @ 100	1,281,576
43,000	Life Technologies Corp., 6.00%, 3/1/20	48,067
182,000	Life Technologies Corp., 5.00%, 1/15/21, Callable 10/15/20 @ 100	190,436

		1,520,079

Industrial Conglomerates (0.7%):
650,000	Danaher Corp., 2.30%, 6/23/16	675,602
1,000,000	Dow Chemical Co. (The), 4.13%, 11/15/21, Callable 8/15/21 @ 100	1,025,720
555,000	General Electric Capital Corp., Series G, 6.15%, 8/7/37, MTN	607,108

		2,308,430

Insurance (1.3%):
125,000	American International Group, Inc., Series MP, 5.45%, 5/18/17, MTN	119,455
185,000	Berkshire Hathaway, Inc., 2.20%, 8/15/16^	190,433
960,000	MetLife Global Funding I, 2.50%, 1/11/13(a)	971,631
1,120,000	MetLife Global Funding I, 2.00%, 1/10/14(a)	1,126,610
1,125,000	MetLife, Inc., 6.75%, 6/1/16^	1,296,043
200,000	UnitedHealth Group, Inc., 3.88%, 10/15/20, Callable 7/15/20 @ 100	212,413
385,000	UnitedHealth Group, Inc., 3.38%, 11/15/21, Callable 8/15/21 @ 100^	398,183

		4,314,768

Machinery (0.2%):
656,000	Xylem, Inc., 3.55%, 9/20/16(a)	676,442

Principal Amount		Fair Value

Corporate Bonds, continued
Media (2.2%):
$671,000	Comcast Corp., 5.88%, 2/15/18	$775,855
300,000	Comcast Corp., 5.70%, 5/15/18	345,228
337,000	Comcast Corp., 6.40%, 3/1/40^	418,912
295,000	Cox Communications, Inc., 8.38%, 3/1/39(a)	394,993
575,000	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 3.50%, 3/1/16	592,781
925,000	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 7.63%, 5/15/16, Callable 5/15/12 @ 103.81	981,656
173,000	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.88%, 10/1/19	194,732
280,000	NBCUniversal Media LLC, 5.15%, 4/30/20	311,745
490,000	News America, Inc., 7.25%, 5/18/18	590,291
525,000	Omnicom Group, Inc., 5.90%, 4/15/16	583,743
820,000	Scripps Networks Interactive, Inc., 2.70%, 12/15/16	820,436
250,000	Time Warner Cable, Inc., 5.50%, 9/1/41, Callable 3/1/41 @ 100	263,450
1,015,000	Time Warner, Inc., 6.20%, 7/1/13	1,089,161

		7,362,983

Metals & Mining (0.5%):
420,000	Barrick NA Finance LLC, 4.40%, 5/30/21^	454,858
1,295,000	Freeport-McMoRan Copper & Gold, Inc., 8.38%, 4/1/17, Callable 4/1/12 @ 104.19	1,375,938

		1,830,796

Multi-Utilities (0.2%):
300,000	Columbus Southern Power Co., 6.05%, 5/1/18	352,853
400,000	Dominion Resources, Inc., Series C, 4.90%, 8/1/41^	432,620

		785,473

Oil, Gas & Consumable Fuels (1.0%):
150,000	Anadarko Petroleum Corp., 7.63%, 3/15/14	166,628
58,000	Anadarko Petroleum Corp., 5.75%, 6/15/14	62,419

continued

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Principal Amount		Fair Value

Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$425,000	Anadarko Petroleum Corp., 6.38%, 9/15/17	$492,632
216,000	El Paso Pipeline Partners Operating Co. LLC, 6.50%, 4/1/20	238,059
50,000	Enterprise Products Operating LP, 6.13%, 2/1/13	52,186
750,000	Enterprise Products Operating LP, Series L, 6.30%, 9/15/17	878,346
225,000	Kinder Morgan Energy Partners LP, 5.95%, 2/15/18	257,050
186,000	Marathon Petroleum Corp., 6.50%, 3/1/41^	210,780
30,000	Petrobras International Finance, Inc., 5.88%, 3/1/18	32,831
265,000	Rockies Express Pipeline LLC, 3.90%, 4/15/15(a)	261,871
300,000	Southwestern Energy Co., 7.50%, 2/1/18	345,750
480,000	Williams Partners LP, 4.00%, 11/15/21	492,874

		3,491,426

Paper & Forest Products (0.6%):
400,000	Georgia-Pacific LLC, 7.70%, 6/15/15	464,736
480,000	International Paper Co., 7.95%, 6/15/18	584,270
791,000	International Paper Co., 4.75%, 2/15/22, Callable 11/15/21 @ 100^	840,795

		1,889,801

Real Estate Investment Trusts (REITs) (0.1%):
270,000	ERP Operating LP, 4.63%, 12/15/21	275,334

Road & Rail (0.1%):
250,000	CSX Corp., 4.75%, 5/30/42, Callable 11/30/41 @ 100	257,962

Specialty Retail (0.1%):
408,000	Lowe’s Cos., Inc., 5.13%, 11/15/41	452,064

Thrifts & Mortgage Finance (0.0%):
90,000	Prudential Financial, Inc., Series D, 4.75%, 9/17/15, MTN	95,031

Tobacco (0.1%):
359,000	Philip Morris International, Inc., 2.50%, 5/16/16	371,218

Total Corporate Bonds (Cost $50,159,657)		51,717,786

Principal Amount		Fair Value

Yankee Dollars (8.7%):
Capital Markets (0.2%):
$760,000	UBS AG Stamford CT, 2.25%, 8/12/13	$753,225

Commercial Banks (3.3%):
385,000	Barclays Bank plc, 6.05%, 12/4/17(a)	348,139
655,000	DnB NOR ASA, 2.10%, 10/14/15(a)	649,692
1,355,000	DnB NOR ASA, 2.90%, 3/29/16(a)	1,377,488
240,000	Eksportfinans A/S, 3.00%, 11/17/14	213,688
201,000	Eksportfinans A/S, 5.50%, 5/25/16, MTN^	185,335
875,000	HSBC Bank plc, 3.10%, 5/24/16(a)	875,052
265,000	HSBC Holdings plc, 6.10%, 1/14/42	300,368
1,920,000	Nordea Eiendomskreditt AS, 2.13%, 9/22/16(a)	1,873,292
2,135,000	Royal Bank of Canada, 1.45%, 10/30/14	2,146,083
1,205,000	SpareBank 1 Boligkreditt AS, Series 2011-2, 2.63%, 5/27/16(a)	1,215,444
1,015,000	Swedbank Hypotek AB, 2.95%, 3/28/16(a)	1,040,504
910,000	Toronto-Dominion Bank (The), 2.38%, 10/19/16	926,007

		11,151,092

Diversified Financial Services (1.5%):
500,000	BP Capital Markets plc, 3.88%, 3/10/15	533,903
725,000	BP Capital Markets plc, 3.13%, 10/1/15	759,382
630,000	BP Capital Markets plc, 3.56%, 11/1/21	655,883
680,000	CDP Financial, Inc., 3.00%, 11/25/14(a)	707,143
425,000	Credit Suisse Group AG, 5.40%, 1/14/20	400,845
1,355,000	Credit Suisse Guernsey, Ltd., 2.60%, 5/27/16(a)	1,373,142
260,000	Credit Suisse Guernsey, Ltd., 5.86%, 12/31/49, Callable 5/15/17 @ 100(b)	211,250
100,000	Credit Suisse, NY, 5.50%, 5/1/14	103,942
310,000	Manulife Financial Corp., 3.40%, 9/17/15	311,729

		5,057,219

continued

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Principal Amount		Fair Value

Yankee Dollars, continued
Diversified Telecommunication Services (0.5%):
$485,000	Telefonica Emisiones SAU, 4.95%, 1/15/15	$482,449
315,000	Virgin Media Secured Finance plc, 6.50%, 1/15/18, Callable 1/15/14 @ 103.25	334,687
765,000	Vodafone Group plc, 4.15%, 6/10/14	811,141

		1,628,277

Metals & Mining (0.7%):
120,000	Codelco, Inc., 3.75%, 11/4/20(a)	121,865
665,000	Codelco, Inc., 3.88%, 11/3/21(a)	677,075
680,000	Newcrest Finance Pty, Ltd., 4.45%, 11/15/21(a)	670,732
815,000	Xstrata Canada Financial Corp., 2.85%, 11/10/14(a)	819,162

		2,288,834

Oil, Gas & Consumable Fuels (1.1%):
235,000	Canadian Natural Resources, Ltd., 6.50%, 2/15/37	302,575
225,000	Nexen, Inc., 6.20%, 7/30/19	261,474
500,000	Nexen, Inc., 6.40%, 5/15/37	529,630
260,000	Nexen, Inc., 7.50%, 7/30/39	311,685
1,080,000	Petrobras International Finance Co., 3.88%, 1/27/16	1,112,628
645,000	Petrobras International Finance Co., 5.75%, 1/20/20	690,227
495,000	Transocean, Inc., 7.35%, 12/15/41	549,860

		3,758,079

Pharmaceuticals (0.2%):
775,000	Teva Pharmaceutial Finance BV, Series 2, 3.65%, 11/10/21	788,280

Sovereign Bonds (1.0%):
1,950,000	Aid-Israel, 5.50%, 9/18/23	2,489,582
234,000	Republic of Italy, 6.88%, 9/27/23	225,436
492,650	Russia Foreign Bond, 7.50%, 3/31/30(a)(c)	572,090

		3,287,108

Wireless Telecommunication Services (0.2%):
893,000	America Movil SAB de C.V., 2.38%, 9/8/16	890,512

Total Yankee Dollars (Cost $29,079,028)		29,602,626

Principal Amount		Fair Value

Municipal Bond (0.0%):
$130,000	Municipal Electric Authority of Georgia, Build America Bonds, Revenue, Series A, 7.06%, 4/1/57	$132,111

Total Municipal Bonds (Cost $119,421)		132,111

Foreign Bond (0.2%):
580,000	NRW Bank, 4.10%, 12/28/12+	580,871

Total Foreign Bonds (Cost $584,570)		580,871

U.S. Government Agency (0.0%):
130,000	Tennessee Valley Authority, 5.25%, 9/15/39	165,947

Total U.S. Government Agencies (Cost $128,595)		165,947

U.S. Government Agency Mortgages (40.6%):
Federal Home Loan Mortgage Corporation (7.4%)
500,000	5.50%, 1/15/42 TBA	542,500
4,425,000	0.63%, 12/23/13	4,424,845
464,000	5.13%, 11/17/17	558,699
5,290,000	3.53%, 9/30/19, Callable 3/30/12 @ 100	5,327,972
485,295	5.00%, 3/1/38, Pool #G04913	522,316
1,593,531	5.00%, 12/1/38, Pool #G05132	1,714,097
231,524	5.00%, 1/1/39, Pool #G05205	249,041
2,123,916	4.50%, 10/1/39, Pool #G08368	2,252,539
3,175,964	4.50%, 11/1/39, Pool #G08372	3,368,299
1,744,141	5.50%, 5/1/40, Pool # G06817	1,894,907
1,159,439	4.00%, 12/1/40, Pool #A95575	1,221,969
373,796	4.00%, 12/1/40, Pool #A95656	393,956
539,846	4.00%, 12/1/40, Pool #A95856	568,961
1,064,655	4.50%, 8/1/41, Pool #Q02663	1,134,786
187,507	4.50%, 8/1/41, Pool #Q02776	199,859
400,000	5.00%, 1/15/42 TBA	429,812

		24,804,558

Federal National Mortgage Association (29.4%)
7,300,000	6.00%, 1/25/42 TBA	8,037,985
1,065,000	5.00%, 3/2/15	1,208,122
8,050,000	1.38%, 11/15/16^	8,121,098
1,045,000	5.00%, 5/11/17^	1,240,383
1,090,250	5.00%, 1/1/18, Pool #AL0058	1,172,274
741,359	4.00%, 7/1/19, Pool #AE0968	781,931
2,285,000	4.54%, 10/9/19(e)	1,756,857
1,147,932	5.50%, 7/1/25, Pool #AE0096	1,260,614
696,411	3.50%, 11/1/26, Pool #AJ6935	728,915
2,100,000	3.50%, 1/25/27 TBA	2,195,812
3,000,000	4.00%, 1/25/27 TBA	3,163,594
100,000	4.50%, 1/25/27 TBA	106,594
1,200,000	5.50%, 1/25/27 TBA	1,301,625
1,400,000	3.00%, 2/25/27 TBA	1,441,344
1,153,062	5.50%, 1/1/33, Pool #676661	1,260,481
827,933	5.50%, 5/1/33, Pool #555424	905,063

continued

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Principal Amount		Fair Value

U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$563,650	5.00%, 7/1/34, Pool #725589	$609,555
1,993,348	5.50%, 2/1/35, Pool #735989	2,179,049
131,398	6.00%, 4/1/35, Pool #735504	146,472
4,279,409	5.50%, 9/1/36, Pool #995113	4,678,079
113,045	6.50%, 7/1/37, Pool #888596	126,544
639,204	5.50%, 2/1/38, Pool #961545	696,555
1,184,560	5.50%, 5/1/38, Pool #889441	1,290,842
1,634,465	5.50%, 5/1/38, Pool #889692	1,781,114
1,253,963	5.50%, 6/1/38, Pool #995018	1,368,039
346,671	5.50%, 9/1/38, Pool #889995	377,775
508,391	6.50%, 10/1/38, Pool #889984	569,098
512,093	5.50%, 10/1/39, Pool #AD0362	560,440
351,072	6.50%, 10/1/39, Pool #AL0583	390,197
402,689	5.50%, 12/1/39, Pool #AD0571	440,707
916,018	3.24%, 7/1/41, Pool #AL0533(b)	955,153
195,631	4.50%, 7/1/41, Pool #AI7800	209,993
879,849	4.50%, 7/1/41, Pool #AI7782	944,446
2,446,033	4.50%, 7/1/41, Pool #AL0616	2,622,223
5,910,707	4.50%, 7/1/41, Pool #AL0617	6,336,462
1,694,146	4.50%, 8/1/41, Pool #AI5917	1,818,526
1,519,899	4.50%, 8/1/41, Pool #AI8191	1,627,211
230,398	4.50%, 8/1/41, Pool #AI8222	246,665
2,038,691	4.00%, 10/1/41, Pool #AJ4046	2,155,330
596,506	3.50%, 11/1/41, Pool #AB3934	614,010
998,302	3.50%, 11/1/41, Pool #AJ5927	1,027,597
1,297,566	3.50%, 11/1/41, Pool #AJ4163	1,335,643
399,339	3.50%, 12/1/41, Pool #AJ5930	411,057
11,383,489	3.50%, 12/1/41, Pool #AB4103	11,717,535
2,500,000	4.00%, 1/25/42 TBA	2,626,172
6,200,000	4.50%, 1/25/42 TBA	6,597,187
8,800,000	5.00%, 1/25/42 TBA	9,506,750

		100,649,118

Government National Mortgage Association (3.8%)
162,430	6.50%, 8/20/38, Pool #4223	185,237
273,649	6.50%, 10/15/38, Pool #673213	311,780
86,482	6.50%, 11/20/38, Pool #4292	98,625
179,573	6.50%, 12/15/38, Pool #782510	204,623
1,220,595	5.00%, 4/15/39, Pool #782619	1,353,388
3,000,000	5.00%, 1/15/41 TBA	3,322,969
1,100,000	4.00%, 1/15/42 TBA	1,179,922
1,100,000	4.00%, 1/20/42 TBA	1,176,484
3,900,000	4.50%, 1/20/42 TBA	4,247,343
1,000,000	5.00%, 1/20/42 TBA	1,105,625

		13,185,996

Total U.S. Government Agency Mortgages (Cost $136,946,017)		138,639,672

Shares or Principal Amount		Fair Value

U.S. Treasury Obligations (27.9%):
U.S. Treasury Bonds (10.6%)
$1,620,000	4.50%, 2/15/36	$2,119,922
2,200,000	6.50%, 11/15/26	3,337,814
11,000,000	6.63%, 2/15/27	16,926,250
380,000	4.63%, 2/15/40	512,525
1,855,000	4.38%, 5/15/40	2,409,760
3,160,000	3.88%, 8/15/40	3,788,050
2,633,300	4.75%, 2/15/41(f)	3,629,017
3,428,000	3.13%, 11/15/41	3,591,365

		36,314,703

U.S. Treasury Inflation Index Bonds (1.6%)
2,235,000	0.63%, 7/15/21	2,401,925
2,290,000	2.13%, 2/15/41(f)	3,198,059

		5,599,984

U.S. Treasury Inflation Index Notes (3.4%)
5,678,900	2.00%, 4/15/12	6,364,296
4,715,000	0.13%, 4/15/16	5,042,106

		11,406,402

U.S. Treasury Notes (12.3%)
3,855,000	0.25%, 11/30/13^	3,855,451
15,890,000	0.38%, 11/15/14^	15,899,931
675,000	0.25%, 12/15/14^	672,785
955,000	2.00%, 4/30/16^	1,008,421
2,220,000	1.00%, 9/30/16	2,242,893
75,000	2.38%, 7/31/17	80,607
835,000	2.38%, 6/30/18	894,754
1,235,000	1.38%, 9/30/18(f)	1,241,658
3,295,000	1.75%, 10/31/18	3,391,277
8,850,000	1.38%, 11/30/18^(f)	8,880,426
565,000	3.63%, 2/15/20(f)	655,268
2,950,000	2.00%, 11/15/21	2,983,648

		41,807,119

Total U.S. Treasury Obligations (Cost $92,227,478)		95,128,208

Securities Held as Collateral for Securities on Loan (12.8%):
43,686,455	Allianz Variable Insurance Products Securities Lending Collateral Trust(g)	43,686,455

Total Securities Held as Collateral for Securities on Loan (Cost $43,686,455)		43,686,455

Unaffiliated Investment Company (8.1%):
27,491,310	Dreyfus Treasury Prime Cash Management, 0.00%(e)	27,491,310

Total Unaffiliated Investment Company (Cost $27,491,310)		27,491,310

Total Investment Securities (Cost $422,102,888)(h) — 125.8%		429,112,804
Net other assets (liabilities) — (25.8)%		(87,894,119)

Net Assets—100.0%		$341,218,685

continued

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Percentages indicated are based on net assets as of December 31, 2011.

MTN—Medium Term Note

+	The principal amount is disclosed in local currency and the fair value is disclosed in U.S. Dollars.

^	This security or a partial position of the security was on loan as of December 31, 2011. The total value of securities on loan as of December 31, 2011 was $42,754,425.

TBA—Security is subject to delayed delivery.

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investor. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b)	Variable rate security. The rate presented represents the rate in effect at December 31, 2011. The date presented represents the final maturity date.

(c)	Step Bond. Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate represents the effective yield at December 31, 2011.

(e)	The rate represents the effective yield at December 31, 2011.

(f)	All or a portion of the security has been segregated with the custodian to cover margin requirements on open futures contracts. The aggregate fair value of the segregated portion of such securities was $211,634 as of December 31, 2011.

(g)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2011.

(h)	See Federal Tax Information listed in the Notes to the Financial Statements.

continued

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments, continued

December 31, 2011

As of December 31, 2011, the Fund’s open forward currency contracts were as follows:

Short Contracts	Counterparty	Delivery Date	Contract Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Deliver 749,500 British Pound in exchange for U.S. Dollar	Citibank	1/18/12	$1,168,096	$1,163,553	$4,543
Deliver 500,000 Canadian Dollar in exchange for U.S. Dollar	Citibank	1/18/12	491,407	490,721	686
Deliver 104,000 Canadian Dollar in exchange for U.S. Dollar	Citibank	1/18/12	103,490	102,070	1,420
Deliver 602,000 European Euro in exchange for U.S. Dollar	DMG & Partner Securities	1/25/12	813,683	779,155	34,528

					$41,177

Long Contracts	Counterparty	Delivery Date	Contract Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive 510,000 European Euro in exchange for U.S. Dollar	Citibank	1/25/12	$667,331	$660,082	$(7,249)

					$(7,249)

Futures Contracts

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
U.S. Treasury 10-Year Note March Futures	Long	3/21/12	24	$3,147,000	$46,794
U.S. Treasury 30-Year Bond March Futures	Short	3/21/12	(60)	(8,688,750)	(107,044)
U.S. Treasury Long Bond March Futures	Short	3/21/12	(5)	(800,938)	(5,244)
U.S. Treasury 5-Year Note March Futures	Short	3/30/12	(11)	(1,355,836)	(6,693)
U.S. Treasury 2-Year Note March Futures	Long	3/30/12	112	24,701,250	12,486

					$(59,701)

Securities Sold Short (-7.4)%

Security Description	Coupon Rate	Maturity Date	Par Amount	Proceeds Received	Fair Value	Unrealized Appreciation/ (Depreciation)
Federal National Mortgage Association – February TBA	3.50%	02/25/42	$(13,500,000)	$(13,765,711)	$(13,845,937)	$(80,226)
Federal National Mortgage Association – February TBA	4.50	02/25/42	(1,900,000)	(2,011,031)	(2,017,563)	(6,532)
Federal National Mortgage Association – February TBA	5.50	02/25/42	(5,600,000)	(6,079,500)	(6,086,500)	(7,000)
Federal Home Loan Mortgage Corporation – January TBA	4.00	01/15/42	(2,000,000)	(2,074,719)	(2,097,500)	(22,781)
Federal Home Loan Mortgage Corporation – January TBA	4.50	01/15/42	(1,200,000)	(1,261,500)	(1,271,437)	(9,937)

				$(25,192,461)	$(25,318,937)	$(126,476)

continued

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments, continued

December 31, 2011

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2011:

Country	Percentage
Australia	0.2%
Canada	1.5
Cayman Islands	0.4
Chile	0.2
Cook Islands	0.2
Germany	0.1
Israel	0.6
Italy	0.1
Mexico	0.2
Norway	1.3
Russian Federation	0.1
Sweden	0.2
Switzerland	0.5
United Kingdom	1.2
United States	93.2

100.0%

See accompanying notes to the financial statements.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Enhanced Bond Index Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investment securities, at cost	$422,102,888

Investment securities, at value*	$429,112,804
Interest and dividends receivable	1,902,505
Foreign currency, at value (cost $160,032)	159,089
Unrealized appreciation on forward currency contracts	41,177
Receivable for capital shares issued	906,347
Receivable for investments sold	74,729,148
Receivable for variation margin on futures contracts	15,500
Prepaid expenses	4,490

Total Assets	506,871,060

Liabilities:
Unrealized depreciation on forward currency contracts	7,249
Payable for investments purchased	96,412,719
Payable for collateral received on loaned securities	43,686,455
Securities sold short (Proceeds received $25,192,461)	25,318,937
Payable for variation margin on futures contracts	23,453
Manager fees payable	97,996
Administration fees payable	11,927
Distribution fees payable	69,997
Custodian fees payable	3,419
Administrative and compliance services fees payable	1,926
Trustee fees payable	104
Other accrued liabilities	18,193

Total Liabilities	165,652,375

Net Assets	$341,218,685

Net Assets Consist of:
Capital	$321,707,187
Accumulated net investment income/(loss)	5,287,248
Accumulated net realized gains/(losses) from investment transactions	7,367,589
Net unrealized appreciation/(depreciation) on investments	6,856,661

Net Assets	$341,218,685

Shares of beneficial interest (unlimited number of shares authorized, no par value)	30,954,666
Net Asset Value (offering and redemption price per share)	$11.02

*	Includes securities on loan of $42,754,425.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income:
Interest	$6,545,911
Dividends	99
Income from securities lending	30,790

Total Investment Income	6,576,800

Expenses:
Manager fees	966,157
Administration fees	136,587
Distribution fees	690,114
Custodian fees	17,679
Administrative and compliance services fees	11,380
Trustee fees	19,214
Professional fees	21,328
Shareholder reports	6,735
Recoupment of prior expenses reimbursed by the Manager	24,651
Other expenses	8,402

Total expenses	1,902,247

Net Investment Income/(Loss)	4,674,553

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	10,306,213
Net realized gains/(losses) on futures contracts	(1,177,072)
Net realized gains/(losses) on forward currency contracts	11,178
Change in unrealized appreciation/depreciation on investments	6,792,395

Net Realized/Unrealized Gains/(Losses) on Investments	15,932,714

Change in Net Assets Resulting From Operations	$20,607,267

See accompanying notes to the financial statements.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets

	AZL Enhanced Bond Index Fund
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Change in Net Assets:
Operations:
Net investment income/(loss)	$4,674,553	$3,006,655
Net realized gains/(losses) on investment transactions	9,140,319	3,043,820
Change in unrealized appreciation/depreciation on investments	6,792,395	933,946

Change in net assets resulting from operations	20,607,267	6,984,421

Dividends to Shareholders:
From net investment income	(3,413,208)	(430,815)
From net realized gains on investments	(3,362,902)	(914,557)

Change in net assets resulting from dividends to shareholders	(6,776,110)	(1,345,372)

Capital Transactions:
Proceeds from shares issued	139,804,331	95,546,102
Proceeds from dividends reinvested	6,776,110	1,345,372
Value of shares redeemed	(24,764,728)	(24,792,002)

Change in net assets resulting from capital transactions	121,815,713	72,099,472

Change in net assets	135,646,870	77,738,521
Net Assets:
Beginning of period	205,571,815	127,833,294

End of period	$341,218,685	$205,571,815

Accumulated net investment income/(loss)	$5,287,248	$3,401,971

Share Transactions:
Shares issued	13,047,268	9,091,981
Dividends reinvested	624,526	126,802
Shares redeemed	(2,279,503)	(2,390,529)

Change in shares	11,392,291	6,828,254

See accompanying notes to the financial statements.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Enhanced Bond Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,		July 10, 2009 to December 31, 2009(a)
	2011	2010
Net Asset Value, Beginning of Period	$10.51	$10.04	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.11	0.15	0.03
Net Realized and Unrealized Gains/(Losses) on Investments	0.65	0.41	0.01

Total from Investment Activities	0.76	0.56	0.04

Dividends to Shareholders From:
Net Investment Income	(0.13)	(0.03)	—
Net Realized Gains	(0.12)	(0.06)	—

Total Dividends	(0.25)	(0.09)	—

Net Asset Value, End of Period	$11.02	$10.51	$10.04

Total Return(b)	7.28%	5.62%	0.40	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$341,219	$205,572	$127,833
Net Investment Income/(Loss)(d)	1.69%	2.01%	1.34%
Expenses Before Reductions(d)(e)	0.69%	0.71%	0.76%
Expenses Net of Reductions(d)	0.69%	0.70%	0.70%
Portfolio Turnover Rate	407%	700%	366	%(c)

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2011

1.	Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Enhanced Bond Index Fund (the “Fund”). The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

—	AZL Allianz AGIC Opportunity Fund
—	AZL BlackRock Capital Appreciation Fund
—	AZL Columbia Mid Cap Value Fund
—	AZL Columbia Small Cap Value Fund
—	AZL Davis New York Venture Fund (formerly AZL Davis NY Venture Fund)
—	AZL Dreyfus Equity Growth Fund
—	AZL Eaton Vance Large Cap Value Fund
—	AZL Enhanced Bond Index Fund
—	AZL Franklin Small Cap Value Fund
—	AZL Franklin Templeton Founding Strategy Plus Fund
—	AZL Gateway Fund
—	AZL International Index Fund
—	AZL Invesco Equity and Income Fund (formerly AZL Van Kampen Equity and Income Fund)
—	AZL Invesco Growth and Income Fund (formerly AZL Van Kampen Growth and Income Fund)
—	AZL Invesco International Equity Fund
—	AZL JPMorgan International Opportunities Fund (formerly AZL Morgan Stanley International Equity Fund)
—	AZL JPMorgan U.S. Equity Fund
—	AZL MFS Investors Trust Fund
—	AZL Mid Cap Index Fund
—	AZL Money Market Fund
—	AZL Morgan Stanley Global Real Estate Fund
—	AZL Morgan Stanley Mid Cap Growth Fund
—	AZL NFJ International Value Fund
—	AZL Russell 1000 Growth Index Fund
—	AZL Russell 1000 Value Index Fund
—	AZL S&P 500 Index Fund
—	AZL Schroder Emerging Markets Equity Fund
—	AZL Small Cap Stock Index Fund
—	AZL Turner Quantitative Small Cap Growth Fund

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Enhanced Bond Index Fund

Notes to the Financial Statements, continued

December 31, 2011

foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Securities Purchased on a When-Issued Basis

The Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve risk that the yield obtained in the transaction will be less than that available in the market when the delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a when-issued basis, the Fund will segregate or designate cash or liquid assets equal to the amount of the commitment. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Short Sales

The Fund may engage in short sales against the box (i.e., where the fund owns or has an unconditional right to acquire at no additional cost a security substantially similar to the security sold short) for hedging purposes to limit exposure to a possible market decline in the value of its portfolio securities. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund may also incur an interest expense if a security that has been sold short has an interest payment. When a Fund engages in a short sale, the Fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Enhanced Bond Index Fund

Notes to the Financial Statements, continued

December 31, 2011

from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities) and is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Allianz Investment Management LLC (the “Manager”) to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2011 are presented on the Fund’s Schedule of Portfolio Investments (“Schedule”). The average outstanding amount of securities on loan was $32.0 million for the year ended December 31, 2011.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $3,087 during the year ended December 31, 2011. These fees have been netted against Income from Securities Lending on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments that the Fund may utilize, including the primary underlying risk exposures related to each instrument type.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Enhanced Bond Index Fund

Notes to the Financial Statements, continued

December 31, 2011

Forward Currency Contracts

During the year ended December 31, 2011, the Fund entered into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The contract amount of forward currency contracts outstanding was $3.2 million as of December 31, 2011. The monthly average amount for these contracts was $2.4 million for the year ended December 31, 2011.

Futures Contracts

During the year ended December 31, 2011, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $38.0 million as of December 31, 2011. The monthly average notional amount for these contracts was $45.1 million for the year ended December 31, 2011.

Summary of Derivative Instruments

The following is a summary of the fair value of derivative instruments as of December 31, 2011:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value	Statement of Assets and Liabilities Location	Total Fair Value
Foreign Exchange Contracts	Unrealized appreciation on forward currency contracts	$41,177	Unrealized depreciation on forward currency contracts	$7,249
Interest Rate Contracts	Receivable for variation margin on futures contracts*	59,280	Payable for variation margin on futures contracts*	118,981

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation Margin on Futures Contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2011:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income
Foreign Exchange Contracts	Net realized gains/(losses) on forward currency contracts/change in unrealized appreciation/depreciation on investments	$11,178	$22,693

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Enhanced Bond Index Fund

Notes to the Financial Statements, continued

December 31, 2011

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income
Interest Rate Contracts	Net realized gains/(losses) on futures contracts/change in unrealized appreciation/depreciation on investments	$(1,177,072)	$(78,337)

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and BlackRock Financial Management, Inc. (“BlackRock Financial”), BlackRock Financial provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2013.

For the year ended December 31, 2011, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Enhanced Bond Index Fund	0.35%	0.70%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2011, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the year ended December 31, 2011, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program.

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Enhanced Bond Index Fund

Notes to the Financial Statements, continued

December 31, 2011

Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2011, $3,861 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting and a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2011, actual Trustee compensation was $924,000 in total for both Trusts.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets

—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Exchange traded futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Enhanced Bond Index Fund

Notes to the Financial Statements, continued

December 31, 2011

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2011, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value

The following is a summary of the valuation inputs used as of December 31, 2011 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities+:
Asset Backed Securities	$—	$19,201,774	$—	$19,201,774
Collateralized Mortgage Obligations	—	22,766,044	—	22,766,044
Corporate Bonds	—	51,717,786	—	51,717,786
Yankee Dollars	—	29,602,626	—	29,602,626
Municipal Bonds	—	132,111	—	132,111
Foreign Bonds	—	580,871	—	580,871
U.S. Government Agency	—	165,947	—	165,947
U.S. Government Agency Mortgages	—	138,639,672	—	138,639,672
U.S. Treasury Obligations	—	95,128,208	—	95,128,208
Securities Held as Collateral for Securities on Loan	—	43,686,455	—	43,686,455
Unaffiliated Investment Company	27,491,310	—	—	27,491,310

Total Investment Securities	27,491,310	401,621,494	—	429,112,804

Securities Sold Short	—	(25,318,937)	—	(25,318,937)

Other Financial Instruments:*
Futures Contracts	(59,701)	—	—	(59,701)
Forward Currency Contracts	—	33,928	—	33,928

Total Investments	$27,431,609	$376,336,485	$—	$403,768,094

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts and forward currency contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

The Fund recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1, 2 or 3 as of December 31, 2011.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim

23

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Enhanced Bond Index Fund

Notes to the Financial Statements, continued

December 31, 2011

and annual reporting periods beginning after December 15, 2011. Adoption of ASU 2011-04 will have no effect on the Fund’s net assets. At this time, management is evaluating the impact of ASU 2011-04 on the financial statement disclosures.

5.	Security Purchases and Sales

For the year ended December 31, 2011, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Enhanced Bond Index Fund	$1,017,289,009	$880,684,818

For the year ended December 31, 2011, purchases and sales on long-term U.S government securities were as follows:

	Purchases	Sales
AZL Enhanced Bond Index Fund	$880,761,531	$793,118,361

6.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2011 is $396,980,933. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$7,787,511
Unrealized depreciation	(974,577)

Net unrealized appreciation	$6,812,934

The tax character of dividends paid to shareholders during the year ended December 31, 2011 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Enhanced Bond Index Fund	$6,776,110	$—	$6,776,110

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2010 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Enhanced Bond Index Fund	$1,300,911	$44,461	$1,345,372

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2011, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Enhanced Bond Index Fund	$12,964,122	$63,290	$6,484,086	$19,511,498

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Enhanced Bond Index Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio

February 24, 2012

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

During the year ended December 31, 2011, the Fund declared net short-term capital gain distributions of $3,362,902.

26

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

27

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its

28

affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2011. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 19, 2011, and at an “in person” Board of Trustees meeting held October 26, 2011. The Agreements were approved at the Board meeting of October 26, 2011. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2013. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager and Subadvisers.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

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The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2)  The investment performance of the Funds, the Manager and the Subadvisers.  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 26, 2011, the Manager reported that for the three year period ended June 30, 2011, ten Funds were in the top 40%, six were in the middle 20% and five were in the bottom 40%, and for the one year period ended June 30, 2011, nine Funds were in the top 40%, eight were in the middle 20%, and 11 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2011, nine Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40%. At the Board of Trustees meeting held October 26, 2011, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 29 Funds reviewed by the Board of Trustees in the fall of 2011, 24 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2012 for the 29 Funds was as follows: (1) 21 of the Funds had total expense rankings at or below the 50th percentile; (2) three of the Funds were between the 50th and 65th percentiles; (3) for three of the Funds with expense ranks above the 65th percentile, the Manager recommended, and the Board of Trustees approved, temporary management fee waivers effective May 1, 2012, which are expected to reduce such rankings to the 65th percentile or below; (4) for one Fund with an expense rank above the 65th percentile, the Manager expects such Fund to be below the 65th percentile in 2012 because of greater Fund assets; and (5) for one Fund with an expense rank above the 65th percentile, the Manager reported that the peer group makes for poor comparability.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2009 through June 30, 2011. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

30

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2011 were approximately $6.2 billion, and that no single non-money market Fund had assets in excess of $428 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2012, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc., 2005 to present; EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	42	Argus Group Holdings; Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 54 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	42	Luther College
Roger Gelfenbien, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	42	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., 1994 to present	42	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to present; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002; Consultant to Hartford Insurance Co., 2001	42	None
Peter W. McClean, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	42	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	42	Connecticut Water Service, Inc.

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Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the Fund Complex During Past 5 Years
Robert DeChellis, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	42	None
Brian Muench, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	42	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Allianz Life from April 2011, to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President,
Investments, Allianz Life from February 2002 to November 2005.
Michael Radmer, Age 66 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/04	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007; Vice President, Fund Administration, Columbia Management, July 2002 to December 2005.
Stephen G. Simon, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

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The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1211 2/12

AZL® Franklin Small Cap Value Fund

Annual Report

December 31, 2011

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Franklin Small Cap Value Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Franklin Small Cap Value Fund and Franklin Advisory Services LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2011?

For the year ended December 31, 2011, the AZL® Franklin Small Cap Value Fund returned –3.92%. That compared to a –5.50% total return for its benchmark, the Russell 2000® Value Index1.

The Fund’s subadviser, Franklin Advisory Services LLC, employs a bottom-up stock selection process and constructs the portfolio without regard to the benchmark. As a result, the portfolio frequently contains sector and security allocations that are significantly different than those of the Fund’s benchmark.

The broad-based stock market rose slightly during the year with wide variation among sectors. Small-cap stocks generally lost value and underperformed large-cap stocks. The strongest-performing sectors in the Fund’s benchmark during the year were consumer staples, utilities and health care, while the poorest-performing sectors were information technology, financials and energy.*

The Fund’s absolute returns were driven by holdings in the specialty retail, machinery, energy equipment and services, food products, life sciences, tools and services, household durables, insurance, and chemicals industries. Key detractors from the Fund’s absolute performance included a leader in global energy transportations services, a leading auto components company, two electronics manufacturers and two specialty retailers.*

The Fund’s performance relative to its benchmark was strengthened by stock selection in the industrials, consumer discretionary, materials, energy and health care sectors.*

An underweight position in the utilities sector detracted from the Fund’s relative performance, though the better-than-market performance of the Fund’s holdings in this sector helped reduce the impact. In addition, stock selection and an underweighting in the financials and information technology sectors hurt the Fund’s relative performance.*

Past performance does not guarantee future results.

*The	Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2011.
[1]

The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

AZL® Franklin Small Cap Value Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term total return. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, in investments of small-capitalization companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Smaller companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2011

	1 Year	3 Year	5 Year	Since Inception (5/1/03)
AZL® Franklin Small Cap Value Fund	–3.92%	16.84%	0.22%	8.16%
Russell 2000® Value Index	–5.50%	12.36%	–1.87%	8.45%[1]

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio

Gross
AZL® Franklin Small Cap Value Fund	1.09%

The above expense ratios are based on the current Fund prospectus dated May 1, 2011. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.35% through April 30, 2013. Additional information pertaining to the December 31, 2011 expense ratios can be found in the financial highlights.

[1]	The hypothetical $10,000 investment and the since inception performance data for the Russell 2000® Value Index is calculated from April 30, 2003.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 2000® Value Index, an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Small Cap Value Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Franklin Small Cap Value Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare – these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only. Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period** 7/1/11 - 12/31/11
AZL Franklin Small Cap Value Fund	$1,000.00	$940.50	$5.38	1.10%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period** 7/1/11 - 12/31/11
AZL Franklin Small Cap Value Fund	$1,000.00	$1,019.66	$5.60	1.10%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
**	Excludes expense paid indirectly.

Portfolio Composition

(Unaudited)

Investments	Percent of net assets+
Industrials	34.4%
Securities Held as Collateral for Securities on Loan	27.7
Consumer Discretionary	20.9
Financials	13.4
Energy	11.1
Materials	7.4
Information Technology	3.9
Unaffiliated Investment Company	3.1
Health Care	2.9
Utilities	1.7
Consumer Staples	1.1

Total	127.6%

+	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Small Cap Value Fund

Schedule of Portfolio Investments

December 31, 2011

Shares		Fair Value

Common Stocks (96.8%):
Aerospace & Defense (1.8%):
94,900	AAR Corp.	$1,819,233
64,000	Ceradyne, Inc.*	1,713,920

		3,533,153

Airlines (1.0%):
159,000	SkyWest, Inc.	2,001,810

Auto Components (3.5%):
53,000	Autoliv, Inc.^	2,834,970
40,500	Drew Industries, Inc.*^	993,465
104,200	Gentex Corp.^	3,083,278

		6,911,713

Automobiles (2.0%):
131,000	Thor Industries, Inc.^	3,593,330
65,100	Winnebago Industries, Inc.*^	480,438

		4,073,768

Building Products (4.9%):
69,900	American Woodmark Corp.^	954,834
126,900	Apogee Enterprises, Inc.^	1,555,794
144,000	Gibraltar Industries, Inc.*	2,010,240
70,900	Simpson Manufacturing Co., Inc.	2,386,494
91,000	Universal Forest Products, Inc.^	2,809,170

		9,716,532

Chemicals (4.0%):
74,000	A. Schulman, Inc.	1,567,320
52,400	Cabot Corp.^	1,684,136
31,900	H.B. Fuller Co.^	737,209
116,600	RPM International, Inc.^	2,862,530
30,300	Sensient Technologies Corp.	1,148,370

		7,999,565

Commercial Banks (1.3%):
57,400	Chemical Financial Corp.^	1,223,768
98,000	Oriental Financial Group, Inc.^	1,186,780
11,400	Peoples Bancorp, Inc.^	168,834

		2,579,382

Commercial Services & Supplies (1.9%):
98,400	ABM Industries, Inc.	2,029,008
52,100	Mine Safety Appliances Co.^	1,725,552

		3,754,560

Construction & Engineering (2.1%):
53,000	Emcor Group, Inc.^	1,420,930
120,500	Granite Construction, Inc.^	2,858,260

		4,279,190

Containers & Packaging (0.3%):
10,000	AptarGroup, Inc.^	521,700

Diversified Consumer Services (2.3%):
87,000	Hillenbrand, Inc.^	1,941,840
162,000	Regis Corp.^	2,681,100

		4,622,940

Electric Utilities (0.8%):
98,500	NV Energy, Inc.	1,610,475

Shares		Fair Value

Common Stocks, continued
Electrical Equipment (4.1%):
19,050	A.O. Smith Corp.^	$764,286
73,000	Brady Corp., Class A^	2,304,610
3,900	EnerSys*	101,283
29,600	Franklin Electric Co., Inc.^	1,289,376
16,500	General Cable Corp.*^	412,665
36,000	Powell Industries, Inc.*	1,126,080
24,200	Roper Industries, Inc.^	2,102,254

		8,100,554

Electronic Equipment, Instruments & Components (3.3%):
206,000	Benchmark Electronics, Inc.*^	2,774,820
43,100	Multi-Fineline Electronix, Inc.*	885,705
93,900	Rofin-Sinar Technologies, Inc.*	2,145,615
63,900	Schawk, Inc.	716,319

		6,522,459

Energy Equipment & Services (10.1%):
63,500	Atwood Oceanics, Inc.*^	2,526,665
76,100	Bristow Group, Inc.^	3,606,379
125,400	Helix Energy Solutions Group, Inc.*^	1,981,320
40,800	Oil States International, Inc.*^	3,115,896
101,000	Rowan Cos., Inc.*	3,063,330
68,800	Tidewater, Inc.^	3,391,840
52,400	Unit Corp.*	2,431,360

		20,116,790

Food & Staples Retailing (0.0%):
500	Casey’s General Stores, Inc.^	25,755

Food Products (1.1%):
30,901	Lancaster Colony Corp.^	2,142,675

Gas Utilities (0.9%):
35,200	Energen Corp.^	1,760,000

Health Care Equipment & Supplies (2.6%):
17,900	Hill-Rom Holdings, Inc.^	603,051
51,200	STERIS Corp.^	1,526,784
37,100	Teleflex, Inc.^	2,273,859
23,000	West Pharmaceutical Services, Inc.^	872,850

		5,276,544

Household Durables (3.0%):
73,400	D.R. Horton, Inc.^	925,574
29,000	Ethan Allen Interiors, Inc.^	687,590
81,600	Hooker Furniture Corp.^	935,952
174,900	La-Z-Boy, Inc.*	2,081,310
33,400	M.D.C. Holdings, Inc.^	588,842
69,600	M/I Homes, Inc.*	668,160

		5,887,428

Industrial Conglomerates (1.3%):
57,100	Carlisle Cos., Inc.	2,529,530

Insurance (11.3%):
300	American National Insurance Co.	21,909
37,700	Arthur J. Gallagher & Co.^	1,260,688

continued

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Small Cap Value Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Insurance, continued
78,700	Aspen Insurance Holdings, Ltd.	$2,085,550
60,000	Hanover Insurance Group, Inc. (The)^	2,097,000
29,200	HCC Insurance Holdings, Inc.	803,000
99,200	Montpelier Re Holdings, Ltd.	1,760,800
222,400	Old Republic International Corp.^	2,061,648
179,000	Protective Life Corp.^	4,038,240
7,000	RLI Corp.^	510,020
64,000	StanCorp Financial Group, Inc.^	2,352,000
124,600	Tower Group, Inc.^	2,513,182
16,700	Transatlantic Holdings, Inc.	913,991
68,600	Validus Holdings, Ltd.	2,160,900

		22,578,928

Leisure Equipment & Products (0.8%):
83,500	Brunswick Corp.^	1,508,010

Life Sciences Tools & Services (0.3%):
3,600	Mettler-Toledo International, Inc.*^	531,756

Machinery (15.1%):
51,400	Astec Industries, Inc.*	1,655,594
92,800	Briggs & Stratton Corp.^	1,437,472
18,500	CIRCOR International, Inc.	653,235
63,000	EnPro Industries, Inc.*	2,077,740
37,500	Gardner Denver, Inc.	2,889,750
44,900	Graco, Inc.^	1,835,961
62,000	Kaydon Corp.^	1,891,000
64,971	Kennametal, Inc.^	2,372,741
67,500	Lincoln Electric Holdings, Inc.^	2,640,600
64,500	Mueller Industries, Inc.^	2,478,090
35,200	Nordson Corp.	1,449,536
34,100	Pentair, Inc.^	1,135,189
15,900	Timken Co.	615,489
123,400	Trinity Industries, Inc.^	3,709,404
221,100	Wabash National Corp.*	1,733,424
40,800	Watts Water Technologies, Inc., Class A^	1,395,768

		29,970,993

Metals & Mining (3.1%):
61,000	Commercial Metals Co.^	843,630
69,300	Reliance Steel & Aluminum Co.^	3,374,217
157,000	Steel Dynamics, Inc.^	2,064,550

		6,282,397

Multiline Retail (1.7%):
45,000	Fred’s, Inc.^	656,100
49,800	J.C. Penney Co., Inc.^	1,750,470
93,700	Saks, Inc.*^	913,575
17,800	Tuesday Morning Corp.*^	61,410

		3,381,555

Shares or Principal Amount		Fair Value

Common Stocks, continued
Oil, Gas & Consumable Fuels (1.0%):
16,500	Arch Coal, Inc.^	$239,415
60,000	Overseas Shipholding Group, Inc.	655,800
40,000	Teekay Shipping Corp.^	1,069,200

		1,964,415

Professional Services (0.6%):
47,400	Insperity, Inc.	1,201,590

Road & Rail (1.1%):
35,900	Genesee & Wyoming, Inc., Class A*^	2,174,822

Semiconductors & Semiconductor Equipment (0.6%):
113,400	Cohu, Inc.^	1,287,090

Specialty Retail (7.6%):
159,800	Brown Shoe Co., Inc.^	1,422,220
71,100	Cato Corp.^	1,720,620
183,300	Christopher & Banks Corp.	428,922
104,700	GameStop Corp., Class A*^	2,526,411
73,409	Group 1 Automotive, Inc.^	3,802,586
85,000	Men’s Wearhouse, Inc. (The)^	2,754,850
91,500	Pier 1 Imports, Inc.*^	1,274,595
97,200	West Marine, Inc.*	1,130,436

		15,060,640

Textiles, Apparel & Luxury Goods (0.0%):
3,200	Maidenform Brands, Inc.*	58,560

Thrifts & Mortgage Finance (0.8%):
271,117	TrustCo Bank Corp.^	1,520,967

Trading Companies & Distributors (0.5%):
31,400	Applied Industrial Technologies, Inc.^	1,104,338

Total Common Stocks (Cost $161,301,985)		192,592,584

Securities Held as Collateral for Securities on Loan (27.7%):
$55,018,067	Allianz Variable Insurance Products Securities Lending Collateral Trust(a)	55,018,067

Total Securities Held as Collateral for Securities on Loan (Cost $55,018,067)		55,018,067

Unaffiliated Investment Company (3.1%):
6,266,044	Dreyfus Treasury Prime Cash Management, 0.00%(b)	6,266,044

Total Unaffiliated Investment Company (Cost $6,266,044)		6,266,044

Total Investment Securities (Cost $222,586,096)(c) —127.6%		253,876,695
Net other assets (liabilities) — (27.6)%		(54,857,047)

Net Assets — 100.0%		$199,019,648

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Small Cap Value Fund

Schedule of Portfolio Investments, continued

Percentages indicated are based on net assets as of December 31, 2011.

*	Non-income producing security

^	This security or a partial position of the security was on loan as of December 31, 2011. The total value of securities on loan as of December 31, 2011 was $53,346,244.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2011.

(b)	The rate represents the effective yield at December 31, 2011.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Small Cap Value Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investment securities, at cost	$222,586,096

Investment securities, at value*	$253,876,695
Cash	17,150
Interest and dividends receivable	187,262
Receivable for capital shares issued	197,925
Receivable for investments sold	29,415
Prepaid expenses	2,024

Total Assets	254,310,471

Liabilities:
Payable for investments purchased	55,972
Payable for capital shares redeemed	2,930
Payable for collateral received on loaned securities	55,018,067
Manager fees payable	125,586
Administration fees payable	6,317
Distribution fees payable	41,862
Custodian fees payable	1,909
Administrative and compliance services fees payable	1,646
Trustee fees payable	89
Other accrued liabilities	36,445

Total Liabilities	55,290,823

Net Assets	$199,019,648

Net Assets Consist of:
Capital	$214,837,235
Accumulated net investment income/(loss)	1,295,495
Accumulated net realized gains/(losses) from investment transactions	(48,403,681)
Net unrealized appreciation/(depreciation) on investments	31,290,599

Net Assets	$199,019,648

Shares of beneficial interest (unlimited number of shares authorized, no par value)	12,471,325
Net Asset Value (offering and redemption price per share)	$15.96

*	Includes securities on loan of $53,346,244.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income:
Dividends	$3,569,031
Income from securities lending	74,546
Foreign withholding tax	(980)

Total Investment Income	3,642,597

Expenses:
Manager fees	1,608,170
Administration fees	84,942
Distribution fees	536,056
Custodian fees	12,428
Administrative and compliance services fees	12,013
Trustee fees	20,148
Professional fees	21,391
Shareholder reports	43,289
Other expenses	8,662

Total expenses	2,347,099

Net Investment Income/(Loss)	1,295,498

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	14,093,276
Change in unrealized appreciation/depreciation on investments	(24,528,593)

Net Realized/Unrealized Gains/(Losses) on Investments	(10,435,317)

Change in Net Assets Resulting From Operations	$(9,139,819)

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets

	AZL Franklin Small Cap Value Fund
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Change in Net Assets:
Operations:
Net investment income/(loss)	$1,295,498	$1,199,894
Net realized gains/(losses) on investment transactions	14,093,276	2,055,827
Change in unrealized appreciation/depreciation on investments	(24,528,593)	44,395,283

Change in net assets resulting from operations	(9,139,819)	47,651,004

Dividends to Shareholders:
From net investment income	(1,199,892)	(1,652,724)

Change in net assets resulting from dividends to shareholders	(1,199,892)	(1,652,724)

Capital Transactions:
Proceeds from shares issued	16,322,293	50,881,817
Proceeds from dividends reinvested	1,199,892	1,652,724
Value of shares redeemed	(42,468,074)	(51,702,992)

Change in net assets resulting from capital transactions	(24,945,889)	831,549

Change in net assets	(35,285,600)	46,829,829
Net Assets:
Beginning of period	234,305,248	187,475,419

End of period	$199,019,648	$234,305,248

Accumulated net investment income/(loss)	$1,295,495	$1,199,889

Share Transactions:
Shares issued	1,007,140	3,464,541
Dividends reinvested	82,694	121,167
Shares redeemed	(2,630,097)	(3,702,743)

Change in shares	(1,540,263)	(117,035)

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Small Cap Value Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$16.72	$13.27	$10.31	$16.47	$17.96

Investment Activities:
Net Investment Income/(Loss)	0.11	0.09	0.15	0.18	0.14
Net Realized and Unrealized Gains/(Losses) on Investments	(0.77)	3.48	3.01	(5.47)	(0.88)

Total from Investment Activities	(0.66)	3.57	3.16	(5.29)	(0.74)

Dividends to Shareholders From:
Net Investment Income	(0.10)	(0.12)	(0.20)	(0.17)	(0.10)
Net Realized Gains	—	—	—	(0.70)	(0.65)

Total Dividends	(0.10)	(0.12)	(0.20)	(0.87)	(0.75)

Net Asset Value, End of Period	$15.96	$16.72	$13.27	$10.31	$16.47

Total Return(a)	(3.92)%	27.11%	30.61%	(33.73)%	(4.37)%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$199,020	$234,305	$187,475	$181,941	$361,804
Net Investment Income/(Loss)	0.60%	0.59%	0.96%	1.00%	0.75%
Expenses Before Reductions(b)	1.09%	1.08%	1.12%	1.12%	1.11%
Expenses Net of Reductions	1.09%	1.08%	1.12%	1.12%	1.11%
Portfolio Turnover Rate	15%	23%	10%	20%	24%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Small Cap Value Fund

Notes to the Financial Statements

December 31, 2011

1.	Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Franklin Small Cap Value Fund (the “Fund”). The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

—	AZL Allianz AGIC Opportunity Fund
—	AZL BlackRock Capital Appreciation Fund
—	AZL Columbia Mid Cap Value Fund
—	AZL Columbia Small Cap Value Fund
—	AZL Davis New York Venture Fund (formerly AZL Davis NY Venture Fund)
—	AZL Dreyfus Equity Growth Fund
—	AZL Eaton Vance Large Cap Value Fund
—	AZL Enhanced Bond Index Fund
—	AZL Franklin Small Cap Value Fund
—	AZL Franklin Templeton Founding Strategy Plus Fund
—	AZL Gateway Fund
—	AZL International Index Fund
—	AZL Invesco Equity and Income Fund (formerly AZL Van Kampen Equity and Income Fund)
—	AZL Invesco Growth and Income Fund (formerly AZL Van Kampen Growth and Income Fund)
—	AZL Invesco International Equity Fund
—	AZL JPMorgan International Opportunities Fund (formerly AZL Morgan Stanley International Equity Fund)
—	AZL JPMorgan U.S. Equity Fund
—	AZL MFS Investors Trust Fund
—	AZL Mid Cap Index Fund
—	AZL Money Market Fund
—	AZL Morgan Stanley Global Real Estate Fund
—	AZL Morgan Stanley Mid Cap Growth Fund
—	AZL NFJ International Value Fund
—	AZL Russell 1000 Growth Index Fund
—	AZL Russell 1000 Value Index Fund
—	AZL S&P 500 Index Fund
—	AZL Schroder Emerging Markets Equity Fund
—	AZL Small Cap Stock Index Fund
—	AZL Turner Quantitative Small Cap Growth Fund

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Small Cap Value Fund

Notes to the Financial Statements, continued

December 31, 2011

applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities) and is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Small Cap Value Fund

Notes to the Financial Statements, continued

December 31, 2011

such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Allianz Investment Management LLC (the “Manager”) to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2011 are presented on the Fund’s Schedule of Portfolio Investments (“Schedule”). The average outstanding amount of securities on loan was $55.1 million for the year ended December 31, 2011.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $7,365 during the year ended December 31, 2011. These fees have been netted against Income from Securities Lending on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments that the Fund may utilize, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2011, the Fund did not enter into any forward currency contracts. The Fund may enter into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

Futures Contracts

During the year ended December 31, 2011, the Fund did not enter into any futures contracts. The Fund may enter into futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Small Cap Value Fund

Notes to the Financial Statements, continued

December 31, 2011

Pursuant to a portfolio management agreement between the Manager, Franklin Advisory Services, LLC (“Franklin”), and the Trust, Franklin provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense ( e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2013.

For the year ended December 31, 2011, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Franklin Small Cap Value Fund	0.75%	1.35%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2011, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the year ended December 31, 2011, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Small Cap Value Fund

Notes to the Financial Statements, continued

December 31, 2011

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2011, $3,200 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting and a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2011, actual Trustee compensation was $924,000 in total for both Trusts.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Exchange traded futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Small Cap Value Fund

Notes to the Financial Statements, continued

December 31, 2011

Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2011, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2011 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks+	$192,592,584	$—	$—	$192,592,584
Securities Held as Collateral for Securities on Loan	—	55,018,067	—	55,018,067
Unaffiliated Investment Company	6,266,044	—	—	6,266,044

Total Investment Securities	$198,858,628	$55,018,067	$—	$253,876,695

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

The Fund recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1, 2 or 3 as of December 31, 2011.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Adoption of ASU 2011-04 will have no effect on the Fund’s net assets. At this time, management is evaluating the impact of ASU 2011-04 on the financial statement disclosure.

5.	Security Purchases and Sales

For the year ended December 31, 2011, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Franklin Small Cap Value Fund	$31,405,477	$50,451,687

6.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2011 is $223,889,173. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$48,818,032
Unrealized depreciation	(18,830,510)

Net unrealized appreciation	$29,987,522

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Small Cap Value Fund

Notes to the Financial Statements, continued

December 31, 2011

As of the end of its tax year ended December 31, 2011, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the table below. Under the provisions of the Regulated Investment Company Modernization Act of 2010, CLCFs that originated in a tax year that began before December 23, 2010 (pre-effective CLCFs) may be carried forward, subject to certain limitations, and applied to offset future capital gains, and thus reduce the amount of distributable capital gains, for up to eight succeeding tax years, after which any unutilized CLCFs expire. Pre-effective CLCFs are applied as short-term capital loss regardless of whether the originating capital loss was short term or long term. CLCFs that originate in tax years beginning after December 22, 2010 (post-effective CLCFs), are applied consistent with the character in which they originated as a new loss on the first day of the immediately succeeding tax year, and thus take precedent over the application of pre-effective CLCFs. Post-effective CLCFs can be carried forward indefinitely.

Pre-effective CLCFs subject to expiration:

	Expires 12/31/2016	Expires 12/31/2017	Expires 12/31/2018
AZL Franklin Small Cap Value Fund	$2,045,418	$44,269,348	$785,838

During the year ended December 31, 2011, the Fund utilized $14,091,197 in CLCFs to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2011 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Franklin Small Cap Value Fund	$1,199,892	$—	$1,199,892

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2010 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Franklin Small Cap Value Fund	$1,652,724	$—	$1,652,724

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2011, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Franklin Small Cap Value Fund	$1,295,495	$(47,100,604)	$29,987,522	$(15,817,587)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

7.	Subsequent Event

Effective at close of business on February 24, 2012, Federated Global Investment Management Corp. (“Federated”) replaced Franklin Advisory Services, LLC (“Franklin”) as the subadviser to the AZL® Franklin Small Cap Value Fund and the following name change was effective at close of business on February 24, 2012.

Name effective on February 24, 2012	Previous Name
AZL® Federated Clover Small Value Fund	AZL® Franklin Small Cap Value Fund

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Franklin Small Cap Value Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio

February 24, 2012

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2011, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its

20

affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2011. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 19, 2011, and at an “in person” Board of Trustees meeting held October 26, 2011. The Agreements were approved at the Board meeting of October 26, 2011. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2013. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager and Subadvisers.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted

21

that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2)  The investment performance of the Funds, the Manager and the Subadvisers.  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 26, 2011, the Manager reported that for the three year period ended June 30, 2011, ten Funds were in the top 40%, six were in the middle 20% and five were in the bottom 40%, and for the one year period ended June 30, 2011, nine Funds were in the top 40%, eight were in the middle 20%, and 11 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2011, nine Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40%. At the Board of Trustees meeting held October 26, 2011, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 29 Funds reviewed by the Board of Trustees in the fall of 2011, 24 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2012 for the 29 Funds was as follows: (1) 21 of the Funds had total expense rankings at or below the 50th percentile; (2) three of the Funds were between the 50th and 65th percentiles; (3) for three of the Funds with expense ranks above the 65th percentile, the Manager recommended, and the Board of Trustees approved, temporary management fee waivers effective May 1, 2012, which are expected to reduce such rankings to the 65th percentile or below; (4) for one Fund with an expense rank above the 65th percentile, the Manager expects such Fund to be below the 65th percentile in 2012 because of greater Fund assets; and (5) for one Fund with an expense rank above the 65th percentile, the Manager reported that the peer group makes for poor comparability.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2009 through June 30, 2011. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful

22

profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4)  and  (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.  The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2011 were approximately $6.2 billion, and that no single non-money market Fund had assets in excess of $428 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2012, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

* * * * * *

Selection of New Sub-Adviser

Following a recommendation by the Manager, at an “in-person” Board of Trustees meeting held December 7, 2011, the Board of Trustees approved Federated Global Investment Management Corp. (“Federated”) to replace Franklin Advisory Services, LLC as the Subadviser to the AZL Franklin Small Cap Value Fund (the “Fund”). This change is expected to occur in February, 2012, at which time the name of the Fund will be changed to “AZL Federated Clover Small Value Fund.”

Key factors in the Manager’s recommendation include Federated’s: (1) sound philosophy, management team, and process; (2) consistent performance driven by stock selection; (3) investment process which has led to strong absolute and risk-adjusted returns relative to peer performance; and that (4) following the retention of Federated, the shareholder fee structure will remain unchanged.

At the Board of Trustees meeting on December 7, 2011, the Trustees were provided with information on Federated’s investment philosophy and investment process, and the Federated team which will be responsible for managing the Fund. The Trustees received historical performance information which indicated that a Federated managed fund (which has been managed by personnel and pursuant to the process which will be used for the Fund) significantly outperformed the Fund for the last two, three, four and five year periods ending September 30, 2011. Other information supplied indicated that over the five year period ended September 30, 2011, the Federated managed fund had strong risk adjusted returns.

At the Board of Trustees meeting on December 7, 2011, the Trustees were provided with information that the change in Subadvisers will not have an impact on shareholder fees. Under the new Subadvisory Agreement fee schedule, there will be a maximum reduction of five basis points, but the Manager’s fee under the Advisory Agreement will be unchanged. The Trustees were supplied with information which indicated that following the change in Subadvisers, the Fund will continue to have a total expense ratio in the 38th percentile in the category of Small Cap Value Funds.

At the meeting on December 7, 2011, the Board of Trustees reaffirmed their conclusions on the “factors” discussed in (1) through (5) above to the extent relevant in connection with the decision to retain Federated as the new Subadviser to the Fund.

23

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc., 2005 to present; EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	42	Argus Group Holdings; Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 54 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	42	Luther College
Roger Gelfenbien, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	42	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, 2012 to present; General Partner of Fairview Capital, L.P., 1994 to present	42	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to present; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002; Consultant to Hartford Insurance Co., 2001	42	None
Peter W. McClean, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	42	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	42	Connecticut Water Service, Inc.

24

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the Fund Complex During Past 5 Years
Robert DeChellis, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	42	None
Brian Muench, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	42	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Allianz Life from April 2011, to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.
Michael Radmer, Age 66 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/04	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007; Vice President, Fund Administration, Columbia Management, July 2002 to December 2005.
Stephen G. Simon , Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

25

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1211 2/12

AZL® Franklin Templeton

Founding Strategy Plus Fund

Annual Report

December 31, 2011

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Franklin Templeton Founding Strategy Plus Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Franklin Templeton Founding Strategy Plus Fund. Franklin Mutual Advisers, LLC serves as Subadviser to the Mutual Shares Strategy, Templeton Global Advisors Limited serves as Subadviser to the Templeton Growth Strategy, and Franklin Advisers Inc. serves as Subadviser to the Franklin Income Strategy and the Templeton Global Bond Strategy.

What factors affected the Fund’s performance during the year ended December 31, 2011?

For the year ended December 31, 2011, the AZL® Franklin Templeton Founding Strategy Plus Fund returned –1.83%. That compared to a 4.98% total return for its benchmark, the Balanced Composite Index, which is comprised of a 60% weighting in the S&P 500 Index1 and a 40% weighting in the Barclays Capital U.S. Aggregate Bond Index2.

The Fund invests in a combination of subportfolios, or strategies, each of which is managed by a Franklin Templeton asset manager. Two of the strategies invest primarily in U.S. and foreign equity securities, one portfolio invests in U.S. stocks and bonds, and the fourth portfolio invests in foreign fixed-income securities. The Fund generally makes equal allocations–approximately 25%–to each of the following four strategies:

•	Franklin Mutual Shares Strategy

•	Templeton Growth Strategy

•	Franklin Income Strategy

•	Templeton Global Bond Strategy

U.S. equity markets made a small gain during the year with wide variations among sectors, while international developed and emerging markets declined. Global equity markets reacted to several significant developments, including the European debt crisis, debate over raising the U.S. debt ceiling, geopolitical factors surrounding populist uprisings in the Middle East and North Africa, the aftermath of the earthquake and tsunami in Japan and generally slowing global growth.

In the fixed income markets, U.S. Treasuries performed well due to their perception as a safe haven. The performance of most non-Treasury fixed income sectors dragged because of continued investor uncertainty regarding regulatory reform, increased regulation and mortgage market weakness. Key domestic fixed income sectors contributing to the Fund’s absolute performance included capital goods, consumer non-cyclical, and consumer cyclical. Sectors detracting from the Fund’s absolute performance included transportation and basic industry.

The Templeton Global Bond Strategy interest rate positioning boosted the Fund’s absolute performance. However, the overall currency positions hurt absolute and relative performance, but its global sovereign credit exposure bolstered returns.*

The Fund’s performance relative to its composite benchmark benefited from stock selection in the consumer discretionary sector, overweighting in health care and underweighting in the materials sector. Nevertheless, financials stocks, including a large U.S.-based banking conglomerate, declined generally due to worries about the European sovereign debt crisis and detracted from absolute results. Furthermore, many investors shunned industrial stocks as global growth began to slow, and a position in a large industrial conglomerate performed poorly, hurting the Fund’s returns.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2011.
[1]

The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

[2]

The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. Investors cannot invest directly in an index.

1

AZL® Franklin Templeton Founding Strategy Plus Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation, with income as a secondary goal. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of subportfolios or strategies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2011

	1 Year	Since Inception (10/23/09)
AZL® Franklin Templeton Founding Strategy Plus Fund	–1.83%	4.73%
S&P 500 Index	2.11%	9.46%
Barclays Capital U.S. Aggregate Bond Index	7.84%	6.66%
Balanced Composite Index	4.98%	8.90%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio

Gross
AZL® Franklin Templeton Founding Strategy Plus Fund	1.26%

The above expense ratios are based on the current Fund prospectus dated May 1, 2011. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2013. Additional information pertaining to the December 31, 2011 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against a composite index (the “Balanced Composite Index”), which is comprised of 60% of the Standard & Poor’s 500 Index (“S&P 500”) and 40% of the Barclays Capital U.S. Aggregate Bond Index. The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Franklin Templeton Founding Strategy Plus Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only.Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period** 7/1/11 - 12/31/11
AZL Franklin Templeton Founding Strategy Plus Fund	$1,000.00	$926.00	$5.49	1.13%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period** 7/1/11 - 12/31/11
AZL Franklin Templeton Founding Strategy Plus Fund	$1,000.00	$1,019.51	$5.75	1.13%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
**	Excludes expense paid indirectly.

Portfolio Composition

(Unaudited)

Investments	Percent of net assets+
Sovereign Bonds	19.7%
Financials	11.6
Health Care	9.5
Energy	8.4
Consumer Discretionary	8.1
Unaffiliated Investment Company	8.1
Information Technology	7.6
Consumer Staples	7.1
Industrials	5.6
Utilities	4.7

Investments	Percent of net assets+
Materials	3.5%
Telecommunication Services	3.4
Securities Held as Collateral for Securities on Loan	2.7
Collateralized Mortgage Obligation	0.1
Municipal Bonds	0.1
U.S. Government Agency	0.1

Total	100.3%

+	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2011

Shares		Fair Value

Common Stocks (52.3%):
Aerospace & Defense (0.9%):
74,880	BAE Systems plc	$330,093
2,670	Boeing Co. (The)	195,845
2,520	Embraer SA, ADR	63,554
2,362	Gencorp, Inc.*	12,566
3,520	Goodrich Corp.	435,424
22,590	Raytheon Co.	1,092,904
16,510	Thales SA	519,431

		2,649,817

Air Freight & Logistics (0.4%):
19,100	Deutsche Post AG	293,621
2,510	FedEx Corp.	209,610
13,845	TNT Express NV	103,163
14,659	TNT NV	46,445
5,950	United Parcel Service, Inc., Class B	435,481

		1,088,320

Airlines (0.5%):
58,520	Deutsche Lufthansa AG, Registered Shares	695,539
308,140	International Consolidated Airlines Group SA*	702,165

		1,397,704

Auto Components (0.2%):
8,720	Compagnie Generale DES Establissements Michelin SCA, Class B	512,572

Automobiles (0.7%):
1,698	Daimler AG, Registered Shares	74,527
26,356	General Motors Co.*	534,236
207,000	Mazda Motor Corp.*	365,213
54,600	Nissan Motor Co., Ltd.	490,193
21,100	Toyota Motor Corp.	702,406

		2,166,575

Beverages (1.2%):
17,126	Coca-Cola Enterprises, Inc.	441,508
10,000	Diageo plc	218,167
20,201	Dr Pepper Snapple Group, Inc.	797,535
16,133	PepsiCo, Inc.	1,070,425
12,990	Pernod Ricard SA	1,202,160

		3,729,795

Biotechnology (1.0%):
42,762	Amgen, Inc.	2,745,748
58,940	Savient Pharmaceuticals, Inc.*^	131,436

		2,877,184

Building Products (0.2%):
21,705	Owens Corning, Inc.*^	623,368

Capital Markets (0.8%):
13,620	Bank of New York Mellon Corp.	271,174
24,940	Credit Suisse Group AG, Registered Shares	585,380

Shares		Fair Value

Common Stocks, continued
Capital Markets, continued
85,127	Morgan Stanley	$1,287,971
72,600	Nomura Holdings, Inc.	219,391

		2,363,916

Chemicals (0.6%):
15,231	Akzo Nobel NV^	732,752
4,787	Linde AG	712,052
10,000	LyondellBasell Industries NV, Class A	324,900

		1,769,704

Commercial Banks (2.5%):
19,901	Banco Santander SA	150,341
46,750	Barclays plc	126,620
9,040	BNP Paribas SA	353,857
62,420	Credit Agricole SA	351,153
3,625	Danske Bank A/S	46,173
47,000	DBS Group Holdings, Ltd.	416,455
76,092	HSBC Holdings plc	576,054
38,540	HSBC Holdings plc	292,509
8,000	ICICI Bank, Ltd., Sponsored ADR	211,440
449,361	Intesa Sanpaolo	746,279
20,557	KB Financial Group, Inc.*	649,297
5,000	M&T Bank Corp.^	381,700
21,832	PNC Financial Services Group, Inc.	1,259,051
46,928	UniCredit SpA	386,852
62,871	Wells Fargo & Co.	1,732,725

		7,680,506

Commercial Services & Supplies (0.1%):
239,690	Rentokil Initial plc*	232,192

Communications Equipment (1.2%):
64,810	Brocade Communications Systems, Inc.*	336,364
128,673	Cisco Systems, Inc.	2,326,408
10,430	Motorola Mobility Holdings, Inc.*	404,684
66,150	Telefonaktiebolaget LM Ericsson, B Shares	672,318

		3,739,774

Computers & Peripherals (0.5%):
33,010	Dell, Inc.*	482,936
13,170	Hewlett-Packard Co.	339,259
38,880	Seagate Technology plc	637,632

		1,459,827

Construction & Engineering (0.0%):
13,760	Carillion plc	64,000

Construction Materials (0.3%):
51,641	CRH plc	1,025,107

Consumer Finance (0.3%):
16,300	American Express Co.	768,871

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Diversified Financial Services (1.7%):
75,870	Bank of America Corp.	$421,837
1,251	Bond Street Holdings LLC, Class A*(a)	22,518
13,131	Canary Wharf Group plc*(a)	48,189
9,695	CIT Group, Inc.*	338,065
41,273	Citigroup, Inc.	1,085,893
7,222	Deutsche Boerse AG*	378,581
97,552	ING Groep NV*	695,095
29,010	JPMorgan Chase & Co.	964,582
14,730	NYSE Euronext	384,453
74,639	UBS AG, Registered Shares*	886,867

		5,226,080

Diversified Telecommunication Services (1.1%):
20,820	AT&T, Inc.	629,597
4,000	CenturyTel, Inc.	148,800
7,020	China Telecom Corp., Ltd., Sponsored ADR^	401,053
40,700	France Telecom SA	636,868
6,473	Frontier Communications Corp.^	33,336
343,520	Singapore Telecommunications, Ltd.	818,977
30,361	Telefonica SA	523,901
84,310	Telstra Corp., Ltd.	286,919

		3,479,451

Electric Utilities (1.8%):
5,930	American Electric Power Co., Inc.	244,968
22,590	Duke Energy Corp.^	496,980
30,636	E.ON AG	658,480
11,202	Entergy Corp.	818,306
19,199	Exelon Corp.	832,661
4,000	FirstEnergy Corp.	177,200
15,080	GDF Suez	410,085
11,750	NextEra Energy, Inc.	715,340
9,000	PPL Corp.	264,780
9,722	Prime ATET&D Holdings No. 1 Pty., Ltd.(a)(b)	—
8,770	Progress Energy, Inc.	491,295
10,000	Southern Co.	462,900

		5,572,995

Electrical Equipment (0.2%):
24,090	Alstom SA	726,385

Electronic Equipment, Instruments & Components (0.4%):
41,590	Flextronics International, Ltd.*	235,399
31,071	TE Connectivity, Ltd.	957,298

		1,192,697

Energy Equipment & Services (0.09%):
7,850	Baker Hughes, Inc.	381,824
6,886	Ensco plc, Sponsored ADR	323,091
10,290	Halliburton Co.	355,108
22,980	Noble Corp.	694,456

Shares		Fair Value

Common Stocks, continued
Energy Equipment & Services, continued
1,500	Schlumberger, Ltd.	$102,465
17,354	Transocean, Ltd.	666,220
6,000	Weatherford International, Ltd.*	87,840

		2,611,004

Food & Staples Retailing (1.9%):
74,951	CVS Caremark Corp.	3,056,502
44,965	Kroger Co. (The)	1,089,052
134,760	Tesco plc	843,443
10,438	Wal-Mart Stores, Inc.	623,775

		5,612,772

Food Products (0.9%):
62,652	Cable & Wireless Communications plc	37,071
20,176	General Mills, Inc.	815,312
47,733	Kraft Foods, Inc., Class A	1,783,305
2,220	Nestle SA, Registered Shares	127,497

		2,763,185

Gas Utilities (0.0%):
2,870	AGL Resources, Inc.	121,286

Health Care Equipment & Supplies (0.9%):
94,179	Boston Scientific Corp.*	502,916
57,014	Medtronic, Inc.	2,180,785

		2,683,701

Health Care Providers & Services (0.6%):
5,536	Community Health Systems, Inc.*	96,603
10,899	Coventry Health Care, Inc.*	331,003
5,440	Quest Diagnostics, Inc.	315,846
29,117	Tenet Healthcare Corp.*	149,370
20,588	UnitedHealth Group, Inc.	1,043,400

		1,936,222

Household Durables (0.1%):
21,380	D.R. Horton, Inc.^	269,602
18,737	Persimmon plc	136,172

		405,774

Independent Power Producers & Energy Traders (0.2%):
30,629	NRG Energy, Inc.*	554,997

Industrial Conglomerates (1.2%):
242,000	Citic Pacific, Ltd.	433,902
98,120	General Electric Co.	1,757,329
49,230	Koninklijke Philips Electronics NV	1,031,519
6,574	Orkla ASA	48,948
3,940	Siemens AG	376,779

		3,648,477

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Insurance (2.3%):
20,997	ACE, Ltd.	$1,472,310
139,200	AIA Group, Ltd.	433,879
883	Alleghany Corp.*^	251,911
32,150	American International Group, Inc.*	745,880
48,053	AXA SA	619,206
3,604	CNO Financial Group, Inc.*	22,741
15,246	MetLife, Inc.	475,370
4,840	Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares	593,600
8,188	Old Republic International Corp.^	75,903
19,114	QBE Insurance Group, Ltd.	253,012
4,760	RenaissanceRe Holdings, Ltd.	354,001
13,810	Swiss Re AG*	703,549
980	White Mountains Insurance Group, Ltd.	444,391
1,971	Zurich Financial Services AG	445,224

		6,890,977

Internet Software & Services (0.2%):
1,160	Google, Inc., Class A*	749,244

Leisure Equipment & Products (0.1%):
15,868	Mattel, Inc.	440,496

Life Sciences Tools & Services (0.1%):
3,100	Lonza Group AG, Registered Shares	182,477

Machinery (0.4%):
1,650	Caterpillar, Inc.	149,490
3,788	Federal Signal Corp.*	15,720
17,446	Oshkosh Corp.*	372,996
7,972	Stanley Black & Decker, Inc.	538,907

		1,077,113

Marine (0.4%):
120	A.P. Moller - Maersk A/S, Class B	789,778
13,450	Huntington Ingalls Industries, Inc.*^	420,716

		1,210,494

Media (3.3%):
61,652	British Sky Broadcasting Group plc	700,438
54,210	Comcast Corp., Special Class A	1,277,188
3,910	Comcast Corp., Class A	92,706
132,825	News Corp., Class A	2,369,598
10,276	News Corp., Class B	186,818
47,530	Reed Elsevier NV	552,740
28,648	Time Warner Cable, Inc.	1,821,153
14,330	Time Warner, Inc.	517,886
36,180	Viacom, Inc., Class B	1,642,934

Shares		Fair Value

Common Stocks, continued
Media, continued
21,550	Vivendi	$470,403
6,700	Walt Disney Co. (The)	251,250

		9,883,114

Metals & Mining (0.7%):
3,000	AngloGold Ashanti, Ltd., Sponsored ADR	127,350
148,437	Aviva plc	688,951
5,000	Barrick Gold Corp.	226,250
2,000	Freeport-McMoRan Copper & Gold, Inc.	73,580
1,000	Nucor Corp.	39,570
1,152	POSCO	381,799
24,164	ThyssenKrupp AG	553,075

		2,090,575

Multi-Utilities (0.9%):
9,270	Dominion Resources, Inc.	492,051
21,020	PG&E Corp.	866,444
12,060	Public Service Enterprise Group, Inc.	398,101
11,070	Sempra Energy	608,850
3,650	TECO Energy, Inc.	69,861
12,390	Xcel Energy, Inc.	342,460

		2,777,767

Multiline Retail (0.5%):
8,890	Kohl’s Corp.	438,721
77,970	Marks & Spencer Group plc	376,072
12,880	Target Corp.	659,714

		1,474,507

Office Electronics (0.5%):
41,100	Konica Minolta Holdings, Inc.	306,128
157,160	Xerox Corp.	1,250,994

		1,557,122

Oil, Gas & Consumable Fuels (5.6%):
2,000	Alpha Natural Resources, Inc.*	40,860
10,440	Apache Corp.	945,655
183,601	BP plc	1,309,051
18,160	BP plc, Sponsored ADR	776,158
29,300	Canadian Oil Sands Trust	668,851
10,660	Chevron Corp.	1,134,224
8,650	ConocoPhillips	630,326
21,515	El Paso Corp.	571,654
31,256	Eni SpA	645,533
10,000	Exxon Mobil Corp.	847,600
52,398	Marathon Oil Corp.	1,533,690
15,674	Marathon Petroleum Corp.	521,787
10,370	Murphy Oil Corp.	578,024
50,940	OAO Gazprom, Sponsored GDR	544,090
9,010	Petroleo Brasileiro SA, Sponsored ADR	211,645

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
34,472	Royal Dutch Shell plc, A Shares(a)(b)	$—
38,349	Royal Dutch Shell plc, A Shares	1,395,148
330	Royal Dutch Shell plc, A Shares	12,129
32,218	Royal Dutch Shell plc, B Shares	1,225,857
6,140	Royal Dutch Shell plc, ADR	448,773
3,300	Spectra Energy Corp.	101,475
19,938	StatoilHydro ASA	510,889
43,300	Talisman Energy, Inc.	551,825
16,820	Total SA	858,407
23,186	Williams Cos., Inc. (The)	765,602

		16,829,253

Paper & Forest Products (0.6%):
4,464	Domtar Corp.	356,941
39,927	International Paper Co.	1,181,839
4,589	MeadWestvaco Corp.	137,441

		1,676,221

Pharmaceuticals (5.6%):
5,970	Abbott Laboratories	335,693
25,306	Eli Lilly & Co.	1,051,718
48,190	GlaxoSmithKline plc	1,098,645
12,482	Hospira, Inc.*^	379,078
12,500	Johnson & Johnson Co.	819,750
121,654	Merck & Co., Inc.	4,586,356
6,860	Merck KGaA	683,809
2,560	Novartis AG, Registered Shares	146,290
179,008	Pfizer, Inc.	3,873,733
14,320	Roche Holding AG	2,422,538
16,620	Sanofi-Aventis	1,215,957
11,530	Teva Pharmaceutical Industries, Ltd., Sponsored ADR	465,351

		17,078,918

Professional Services (0.3%):
1,970	Adecco SA, Registered Shares	82,131
24,750	Hays plc	24,518
24,750	Randstad Holding NV	728,482

		835,131

Real Estate Investment Trusts (REITs) (0.1%):
376	Alexander’s, Inc.	139,131
28,600	Westfield Retail Trust	72,740

		211,871

Real Estate Management & Development (0.1%):
22,000	Cheung Kong Holdings, Ltd.	260,684
3,700	Forestar Group, Inc.*	55,981
8,240	Swire Pacific, Ltd., Class A	99,220

		415,885

Road & Rail (0.2%):
9,860	East Japan Railway Co.	627,568

Semiconductors & Semiconductor Equipment (0.9%):
43,000	Intel Corp.	1,042,750
1,053	Samsung Electronics Co., Ltd.	967,460

Shares		Fair Value

Common Stocks, continued
Semiconductors & Semiconductor Equipment, continued
262,000	Taiwan Semiconductor Manufacturing Co., Ltd.	$655,443

		2,665,653

Software (1.8%):
2,010	Check Point Software Technologies, Ltd.*^	105,605
108,522	Microsoft Corp.	2,817,231
5,717	Nintendo Co., Ltd.	788,333
24,440	Oracle Corp.	626,886
12,060	SAP AG	637,576
36,164	Symantec Corp.*	565,967

		5,541,598

Specialty Retail (0.3%):
4,890	Home Depot, Inc.	205,576
147,370	Kingfisher plc	572,825
670	USS Co., Ltd.	60,567

		838,968

Tobacco (2.4%):
44,586	Altria Group, Inc.	1,321,975
46,095	British American Tobacco plc	2,185,196
48,826	Imperial Tobacco Group plc	1,845,258
6,722	Lorillard, Inc.	766,308
9,599	Philip Morris International, Inc.	753,329
10,937	Reynolds American, Inc.	453,011

		7,325,077

Trading Companies & Distributors (0.1%):
15,900	ITOCHU Corp.	161,267
6,270	Wolseley plc	206,619

		367,886

Wireless Telecommunication Services (1.6%):
36,000	China Mobile, Ltd.	351,010
4,760	SK Telecom Co., Ltd., ADR	64,784
275,520	Sprint Nextel Corp.*	644,717
38,060	Turkcell Iletisim Hizmetleri AS, Sponsored ADR*	447,586
1,156,259	Vodafone Group plc	3,209,569

		4,717,666

Total Common Stocks (Cost $163,531,430)		158,149,839

Preferred Stocks (0.1%):
Diversified Financial Services (0.0%):
6,800	GMAC Capital Trust I, Series 2, 0.51%, Callable 2/15/16 @ 25	131,512

Metals & Mining (0.1%):
9,730	Vale SA, Sponsored ADR, Preferred Shares, 0.30%,	200,438

Total Preferred Stocks (Cost $440,934)		331,950

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares or Principal Amount		Fair Value

Equity Linked Notes (0.2%):
Capital Markets (0.1%):
$5,000	UBS AG into Newmont Mining Corp., 8.00%,*(c)	$304,050

Oil, Gas & Consumable Fuels (0.1%):
10,000	Deutsche Bank AG into Chesapeake Energy Corp., 8.50%,(c)	229,130

Total Equity Linked Notes (Cost $624,200)		533,180

Convertible Preferred Stocks (0.7%):
Automobiles (0.1%):
6,000	General Motors Co., Series B, 0.59%,	205,500

Commercial Banks (0.0%):
116	Wells Fargo & Co., Series L, Class A, 18.75%,	122,380

Diversified Financial Services (0.2%):
800	Bank of America Corp., Series L, 18.13%,	630,416
1,500	Citigroup, Inc., 1.88%,	121,875

		752,291

Insurance (0.1%):
4,200	MetLife, Inc., 0.94%,	258,804

Metals & Mining (0.1%):
7,000	AngloGold Ashanti Holdings Plc, 0.75%,	334,110

Oil, Gas & Consumable Fuels (0.2%):
100	Chesapeake Energy Corp., Series A, 5.75%,(c)	98,000
3,500	SandRidge Energy, Inc., 7.00%,(d)	416,937

		514,937

Real Estate Investment Trusts (REITs) (0.0%):
2,500	FelCor Lodging Trust, Inc., Series A, 0.49%,	55,391

Total Convertible Preferred Stocks (Cost $2,382,563)		2,243,413

Convertible Bonds (0.3%):
Construction Materials (0.2%):
$455,000	Cemex SAB de C.V., 3.25%, 3/15/16(c)	296,319
300,000	Cemex SAB de C.V., 3.75%, 3/15/18(c)	194,625

		490,944

Real Estate Investment Trusts (REITs) (0.0%):
97,000	iStar Financial, Inc., 0.87%, 10/1/12(e)	87,300

Principal Amount		Fair Value

Convertible Bonds, continued
Real Estate Management & Development (0.1%):
$500,000	Forest City Enterprises, Inc., 4.25%, 8/15/18(c)	$436,250

Total Convertible Bonds (Cost $1,344,321)		1,014,494

Floating Rate Loans (2.1%):
Automobiles (0.2%):
698,250	Chrysler Group LLC, Tranche B Term Loan, 6.00%, 5/24/17(e)	659,323

Electric Utilities (0.3%):
1,606,986	Texas Competitive Electric Holdings Co. LLC, 4.78%, 10/10/17(e)	1,014,120

Food & Staples Retailing (0.2%):
500,000	BJ’s Wholesale Club, Inc., 1st Lien Term Loan B, 7.00%, 9/29/18(e)	500,890

Independent Power Producers & Energy Traders (0.3%):
349,125	Dynegy Midwest Generation LLC, Term Loan B, 9.25%, 8/5/16(e)	350,598
648,375	Dynegy Power LLC, Term Loan, 9.25%, 8/5/16(e)	655,397

		1,005,995

IT Services (0.1%):
498,750	Go Daddy Operating Co., LLC, Initial Term Loan, 7.00%, 9/28/18(e)	498,127

Media (0.5%):
54,885	Clear Channel Communications, Inc., Tranche C, 3.95%, 1/19/16(e)	39,243
53,000	Clear Channel Communications, Inc., Delayed Draw Term Loan 2, 3.95%, 1/29/16(e)	37,876
354,000	Clear Channel Communications, Inc., Tranche B, 3.95%, 1/29/16(e)	261,224
1,000,000	Cumulus Media Holdings, Inc., 2nd Lien Term Loan, 7.50%, 9/16/18(e)	971,250
33,000	Tribune Co., , 6/4/14(f)	18,628
223,000	Tribune Co., Tranche B Term Loan, 6/4/14(f)	129,804

		1,458,025

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Principal Amount		Fair Value

Floating Rate Loans, continued
Real Estate Investment Trusts (REITs) (0.2%):
$35,321	iStar Financial, Inc., 5.00%, 6/28/13(e)	$35,039
526,000	iStar Financial, Inc., Term Loan A2, 7.00%, 6/30/14(e)	507,264

		542,303

Real Estate Management & Development (0.1%):
11,358	Realogy Corp., Synthetic LC Facility, 4.40%, 10/10/13(e)	10,542
166,143	Realogy Corp., 4.69%, 10/10/16(e)	147,678
50,000	Realogy Corp., 13.32%, 10/15/17(e)	50,000

		208,220

Software (0.2%):
500,000	Sophia LP / Sophia FInance, Inc., 7.00%, 7/31/18(e)	499,690

Total Floating Rate Loans (Cost $6,722,583)		6,386,693

Collateralized Mortgage Obligation (0.1%):
477,662	Banc of America Large Loan, Inc., Series 2010, Class HLTN, 2.03%, 11/15/13(c)(e)	431,599

Total Collateralized Mortgage Obligations (Cost $437,223)		431,599

Corporate Bonds (11.2%):
Airlines (0.2%):
900,000	American Airlines, Inc., 7.50%, 3/15/16, Callable 3/15/13 @ 105.62(c)(f)	643,500

Auto Components (0.1%):
300,000	Goodyear Tire & Rubber Co., 8.25%, 8/15/20, Callable 8/15/15 @ 104.13^	327,000
100,000	United Rentals (North America), Inc., 8.38%, 9/15/20, Callable 9/15/15 @ 104.19^	97,500

		424,500

Chemicals (0.1%):
100,000	Hexion US Finance Corp./ Hexion Nova Scotia Finance ULC, 8.88%, 2/1/18, Callable 2/1/14 @ 104.44	93,750
100,000	Kerling plc, 10.63%, 2/1/17, Callable 2/1/14 @ 105.31(c)	114,528

		208,278

Principal Amount		Fair Value

Corporate Bonds, continued
Commercial Banks (0.2%):
$500,000	M&T Bank Corp., Series D, 6.88%, 12/29/49, Callable 6/15/16 @ 100(c)	$494,785

Computers & Peripherals (0.5%):
1,200,000	CDW LLC / CDW Finance Corp., 8.50%, 4/1/19, Callable 4/1/15 @ 104.25	1,209,000
150,000	SunGard Data Systems, Inc., 7.63%, 11/15/20, Callable 11/15/15 @ 103.81	154,125
47,520	Vanguard Health Systems, Inc., 10.90%, 2/1/16, Callable 2/1/13 @ 77.52	29,700

		1,392,825

Construction Materials (0.2%):
500,000	Vulcan Materials Co., 7.50%, 6/15/21^	540,000

Containers & Packaging (0.3%):
50,000	Berry Plastics Corp., 9.75%, 1/15/21, Callable 1/15/16 @ 104.88	49,875
400,000	Building Materials Corp., 6.75%, 5/1/21, Callable 5/1/16 @ 103.38(c)	420,000
300,000	Sealed Air Corp., 8.13%, 9/15/19, Callable 9/15/15 @ 104.06(c)	328,500
100,000	Sealed Air Corp., 8.38%, 9/15/21, Callable 9/15/16 @ 104.19^(c)	110,500

		908,875

Diversified Consumer Services (0.1%):
200,000	Visant Corp., 10.00%, 10/1/17, Callable 10/1/13 @ 107.50	183,000

Diversified Financial Services (1.0%):
82,000	Capmark Financial Group, Inc., Series B, 9.00%, 9/30/15, Callable 2/6/12 @ 100(e)	83,025
473	CIT Group, Inc., 7.00%, 5/1/15, Callable 1/1/12 @ 100	474
391,000	CIT Group, Inc., 7.00%, 5/4/15, Callable 1/1/12 @ 100(c)	391,489
991	CIT Group, Inc., 7.00%, 5/1/16, Callable 1/1/12 @ 100	991

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Principal Amount		Fair Value

Corporate Bonds, continued
Diversified Financial Services, continued
$1,080,000	CIT Group, Inc., 7.00%, 5/2/16, Callable 1/1/12 @ 100(c)	$1,078,650
296	CIT Group, Inc., 7.00%, 5/1/17, Callable 1/1/12 @ 100	296
1,150,000	CIT Group, Inc., 7.00%, 5/2/17, Callable 1/1/12 @ 100(c)	1,148,562
250,000	JPMorgan Chase & Co., Series 1, 7.90%, 4/29/49, Callable 4/30/18 @ 100(e)	266,173

		2,969,660

Diversified Telecommunication Services (0.1%):
50,000	Cequel Communications Holdings I LLC, 8.63%, 11/15/17, Callable 11/15/12 @ 106.47(c)	53,000
100,000	Frontier Communications Corp., 8.50%, 4/15/20^	102,375

		155,375

Electric Utilities (0.4%):
1,165,000	Texas Competitive Electric Holdings Co. LLC, Series A, 10.25%, 11/1/15, Callable 2/9/12 @ 105.13(f)	413,575
781,000	Texas Competitive Electric Holdings Co. LLC, 11.50%, 10/1/20, Callable 4/1/16 @ 105.75(c)	662,874
134,000	Texas Competitive Electric Holdings Co. LLC, Series B, 15.00%, 4/1/21, Callable 10/1/15 @ 107.50	73,700
12,551	Texas Competitive Electric Holdings Co. LLC, PIK, 10.50%, 11/1/16, Callable 11/1/12 @ 105.25(f)	4,487

		1,154,636

Electronic Equipment, Instruments & Components (0.2%):
500,000	Sanmina-SCI Corp., 7.00%, 5/15/19, Callable 5/15/14 @ 105.25^(c)	487,500

Energy Equipment & Services (0.2%):
100,000	Antero Resources Finance Corp., 9.38%, 12/1/17, Callable 12/1/13 @ 104.69	108,000
300,000	Antero Resources Finance Corp., 7.25%, 8/1/19, Callable 8/1/14 @ 105.44(c)	307,500

Principal Amount		Fair Value

Corporate Bonds, continued
Energy Equipment & Services, continued
$100,000	Green Field Energy Services, Inc., 13.00%, 11/15/16, Callable 11/15/14 @ 109.75(c)	$97,000

		512,500

Food & Staples Retailing (0.1%):
81,000	Rite Aid Corp., 8.63%, 3/1/15, Callable 3/1/12 @ 102.16	78,165
104,000	Rite Aid Corp., 9.38%, 12/15/15, Callable 6/15/12 @ 102.34	100,360

		178,525

Food Products (0.1%):
200,000	Dean Foods Co., 9.75%, 12/15/18, Callable 12/15/14 @ 104.88^	213,000
135,000	Supervalu, Inc., 8.00%, 5/1/16^	139,387

		352,387

Health Care Providers & Services (1.3%):
282,000	Community Health Systems, Inc., 8.88%, 7/15/15, Callable 7/15/12 @ 102.22	291,165
399,000	HCA, Inc., 6.50%, 2/15/16	404,985
900,000	HCA, Inc., 6.50%, 2/15/20	933,750
50,000	HCA, Inc., 7.88%, 2/15/20, Callable 8/15/14 @ 103.94^	54,000
800,000	HCA, Inc., 7.50%, 2/15/22^	818,000
100,000	Health Management Associates, Inc., 7.38%, 1/15/20, Callable 1/15/16 @ 103.69(c)	104,000
100,000	Kinetic Concepts, Inc./KCI USA, Inc., 10.50%, 11/1/18, Callable 11/1/15 @ 105.25(c)	98,000
300,000	Mylan, Inc., 6.00%, 11/15/18, Callable 11/15/14 @ 103(c)	308,625
500,000	Tenet Healthcare Corp., 9.25%, 2/1/15	525,625
50,000	Vanguard Health Holding LLC/Vanguard Health Holding, Inc., 8.00%, 2/1/18, Callable 2/1/14 @ 104	49,625

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Principal Amount		Fair Value

Corporate Bonds, continued
Health Care Providers & Services, continued
$300,000	Vanguard Health Holding LLC/Vanguard Health Holding, Inc., 7.75%, 2/1/19, Callable 2/1/14 @ 105.81	$288,000

		3,875,775

Hotels, Restaurants & Leisure (0.5%):
100,000	CityCenter Holdings LLC/ CityCenter Finance Corp., 7.63%, 1/15/16, Callable 1/15/14 @ 103.81(c)	102,500
422,233	CityCenter Holdings LLC/ CityCenter Finance Corp., PIK, 10.75%, 1/15/17, Callable 1/15/14 @ 105.38(c)	435,428
500,000	ClubCorp Club Operations, Inc., 10.00%, 12/1/18, Callable 12/1/14 @ 105	480,000
500,000	MGM Resorts International, 10.00%, 11/1/16^	525,000

		1,542,928

Independent Power Producers & Energy Traders (0.5%):
200,000	Calpine Corp., 7.88%, 7/31/20, Callable 7/31/15 @ 103.94(c)	215,500
250,000	Calpine Corp., 7.50%, 2/15/21, Callable 11/1/15 @ 103.75(c)	267,500
500,000	Calpine Corp., 7.88%, 1/15/23, Callable 1/15/17 @ 103.94(c)	537,500
410,000	Dynegy Holdings, Inc., 7.50%, 6/1/15(f)	270,600
50,000	Dynegy Holdings, Inc., 8.38%, 5/1/16(f)	33,250
170,000	Dynegy Holdings, Inc., 7.75%, 6/1/19(f)	111,350
120,000	NRG Energy, Inc., 7.38%, 1/15/17, Callable 1/15/12 @ 103.69	124,500
115,000	RRI Energy, Inc., 7.88%, 6/15/17	110,975

		1,671,175

Internet Software & Services (0.4%):
25,000	CDW LLC/CDW Finance Corp., 11.00%, 10/12/15, Callable 2/9/12 @ 105.50	26,250
250,000	CDW LLC/CDW Finance Corp., 12.54%, 10/12/17, Callable 10/15/12 @ 106.27	251,250

Principal Amount		Fair Value

Corporate Bonds, continued
Internet Software & Services, continued
$58,808	First Data Corp., 10.55%, 9/24/15, Callable 2/6/12 @ 105.28	$56,088
47,000	First Data Corp., 11.25%, 3/31/16, Callable 2/9/12 @ 105.62^	39,010
389,000	First Data Corp., 8.25%, 1/15/21, Callable 1/15/16 @ 104.13(c)	348,155
600,000	First Data Corp., 12.63%, 1/15/21, Callable 1/15/16 @ 112.62(c)	522,000
30,000	First Data Corp., PIK, 9.88%, 9/24/15, Callable 2/9/12 @ 104.94	28,200
141,000	First Data Corp., PIK, 8.75%, 1/15/22, Callable 1/15/16 @ 104.38(c)	121,260

		1,392,213

IT Services (0.1%):
200,000	Sterling Merger, Inc., 11.00%, 10/1/19, Callable 10/1/15 @ 105.50(c)	195,000

Machinery (0.4%):
245,000	Aviation Capital Group, 6.75%, 4/6/21(c)	230,834
500,000	Dynacast International LLC/Dynacast Finance, Inc., 9.25%, 7/15/19, Callable 7/15/15 @ 104.63(c)	470,000
400,000	Manitowoc Co., Inc., 9.50%, 2/15/18, Callable 2/15/14 @ 104.75^	426,000
100,000	RBS Global & Rexnord Corp., 8.50%, 5/1/18, Callable 5/1/14 @ 104.25	106,000

		1,232,834

Media (1.3%):
325,000	Cablevision Systems Corp., 8.63%, 9/15/17	359,938
100,000	Cablevision Systems Corp., 7.75%, 4/15/18	106,000
100,000	Cablevision Systems Corp., 8.00%, 4/15/20	107,250
1,000,000	CCO Holdings LLC/CCO Holdings Capital Corp., 7.00%, 1/15/19, Callable 1/15/14 @ 105.25	1,042,500

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Principal Amount		Fair Value

Corporate Bonds, continued
Media, continued
$500,000	CCO Holdings LLC / CCO Holdings Capital Corp., 6.50%, 4/30/21, Callable 4/30/15 @ 104.88	$506,250
837,000	Clear Channel Communications, Inc., 9.00%, 3/1/21, Callable 3/1/16 @ 104.50	696,802
112,000	Clear Channel Communications, Inc., PIK, 11.00%, 8/1/16, Callable 8/1/12 @ 105.50	70,560
1,000,000	CSC Holdings LLC, 6.75%, 11/15/21(c)	1,052,500

		3,941,800

Oil, Gas & Consumable Fuels (1.4%):
100,000	ATP Oil & Gas Corp., 11.88%, 5/1/15, Callable 5/1/13 @ 111.88	65,750
345,000	Chesapeake Energy Corp., 6.50%, 8/15/17	367,425
200,000	Chesapeake Energy Corp., 6.88%, 8/15/18, Callable 8/15/13 @ 105.16^	214,000
200,000	Chesapeake Energy Corp., 7.25%, 12/15/18^	221,000
200,000	Energy Transfer Equity LP, 7.50%, 10/15/20	218,500
500,000	Energy XXI Gulf Coast, Inc., 9.25%, 12/15/17, Callable 12/15/14 @ 104.63	542,500
400,000	EXCO Resources, Inc., 7.50%, 9/15/18, Callable 9/15/14 @ 103.75	378,000
100,000	Linn Energy LLC / Linn Energy Finance Corp., 8.63%, 4/15/20, Callable 4/15/15 @ 104.31	108,500
500,000	Peabody Energy Corp., 6.25%, 11/15/21(c)	517,500
600,000	Plains Exploration & Production Co., 6.75%, 2/1/22, Callable 2/1/17 @ 103.38	628,500
135,000	SandRidge Energy, Inc., 4.00%, 4/1/14, Callable 2/9/12 @ 101(e)	131,197
65,000	SandRidge Energy, Inc., 8.00%, 6/1/18, Callable 6/1/13 @ 104(c)	65,650
500,000	SandRidge Energy, Inc., 8.75%, 1/15/20, Callable 1/15/15 @ 104.38	516,250

Principal Amount		Fair Value

Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$400,000	W & T Offshore, Inc., 8.50%, 6/15/19, Callable 6/15/15 @ 104.25(c)	$414,000

		4,388,772

Pharmaceuticals (0.0%):
100,000	Grifols, Inc., 8.25%, 2/1/18, Callable 2/1/14 @ 106.19	105,000

Real Estate Investment Trusts (REITs) (0.1%):
155,000	FelCor Lodging LP, 10.00%, 10/1/14	169,725
55,000	iStar Financial, Inc., 8.63%, 6/1/13	50,875

		220,600

Real Estate Management & Development (0.0%):
48,000	Realogy Corp., 11.50%, 4/15/17, Callable 4/15/13 @ 105.75(g)	37,440
39,000	Realogy Corp., 7.88%, 2/15/19, Callable 2/15/15 @ 103.94	33,930

		71,370

Road & Rail (0.0%):
19,000	Hertz Corp. (The), 8.88%, 1/1/14, Callable 2/9/12 @ 100^	19,095

Semiconductors & Semiconductor Equipment (0.4%):
271,000	Freescale Semiconductor, Inc., 9.25%, 4/15/18, Callable 4/15/14 @ 104.63(c)	289,631
400,000	Freescale Semiconductor, Inc., 8.05%, 2/1/20, Callable 6/1/15 @ 104.03	376,000
480,000	Freescale Semiconductor, Inc., 10.75%, 8/1/20, Callable 8/1/15 @ 105.38	500,400

		1,166,031

Software (0.1%):
400,000	Chrysler GP/Chrysler CG Co. Issuer, 8.25%, 6/15/21, Callable 6/15/16 @ 104.13^(c)	364,000

Specialty Retail (0.1%):
400,000	Academy, Ltd., 9.25%, 8/1/19, Callable 8/1/14 @ 106.94^(c)	395,000

Tobacco (0.3%):
300,000	Reynolds Group Issuer LLC/Reynolds Group Issuer, Inc., 7.88%, 8/15/19, Callable 8/15/15 @ 103.94(c)	313,500

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Principal Amount		Fair Value

Corporate Bonds, continued
Tobacco, continued
$200,000	Reynolds Group Issuer LLC/Reynolds Group Issuer, Inc., 9.88%, 8/15/19, Callable 8/15/15 @ 104.94(c)	$194,000
600,000	Reynolds Group Issuer LLC/Reynolds Group Issuer, Inc., 8.25%, 2/15/21, Callable 2/15/16 @ 104.13(c)	531,000

		1,038,500

Wireless Telecommunication Services (0.5%):
100,000	CommScope, Inc., 8.25%, 1/15/19, Callable 1/15/15 @ 104.13(c)	100,000
500,000	Cricket Communications, Inc., 7.75%, 10/15/20, Callable 10/15/15 @ 103.88	437,500
500,000	Sprint Nextel Corp., 9.00%, 11/15/18(c)	525,000
500,000	Sprint Nextel Corp., 11.50%, 11/15/21(c)	495,000

		1,557,500

Total Corporate Bonds (Cost $34,239,627)		33,783,939

Foreign Bonds (19.3%):
Chemicals (0.2%):
500,000	Kinove German Bondco GmbH, 10.00%, 6/15/18, Callable 6/15/14 @ 107.50+(c)	575,873

Commercial Banks (0.8%):
130,000	Bank Negara Monetary Notes, Series 3511, 2.75%, 1/3/12+(g)	41,022
530,000	Bank Negara Monetary Notes, Series 6711, 2.78%, 1/10/12+(h)	167,176
40,000	Bank Negara Monetary Notes, Series 5211, 2.66%, 1/17/12+(h)	12,610
40,000	Bank Negara Monetary Notes, Series 4211, 2.74%, 1/19/12+(h)	12,607
60,000	Bank Negara Monetary Notes, Series 2711, 2.76%, 1/26/12+(h)	18,900
160,000	Bank Negara Monetary Notes, Series 5411, 2.72%, 1/31/12+(h)	50,380
750,000	Bank Negara Monetary Notes, Series 4811, 2.72%, 2/16/12+(h)	235,862

Principal Amount		Fair Value

Foreign Bonds, continued
Commercial Banks, continued
$1,145,000	Bank Negara Monetary Notes, Series 0911, 2.72%, 2/21/12+(h)	$359,933
480,000	Bank Negara Monetary Notes, Series 4011, 2.70%, 3/8/12+(h)	150,676
370,000	Bank Negara Monetary Notes, Series 4711, 2.66%, 4/5/12+(h)	115,887
200,000	Bank Negara Monetary Notes, Seires 6111, 2.86%, 4/19/12+(h)	62,569
15,000	Bank Negara Monetary Notes, Series 6511, 2.76%, 4/26/12+(h)	4,690
210,000	Bank Negara Monetary Notes, Series 6811, 2.75%, 5/17/12+(h)	65,546
1,830,000	Bank Negara Monetary Notes, Series 3111, 2.84%, 5/29/12+(h)	570,622
50,000	Bank Negara Monetary Notes, Series 6211, 2.75%, 6/14/12+(h)	15,571
250,000	Boparan Finance plc, 9.75%, 4/30/18, Callable 4/30/14 @ 107.31+(c)	260,437
250,000	Boparan Finance plc, 9.88%, 4/30/18, Callable 4/30/14 @ 107.41+(c)	310,540

		2,455,028

Sovereign Bonds (18.3%):
340,000	Australian Government, Series 123, 5.75%, 4/15/12+	349,429
25,000	Brazil Nota do Tesouro Nacional, Series NTNB, 0.00%, 5/15/13+(i)	29,094
365,000	Brazil Nota do Tesouro Nacional, Series NTNB, 6.00%, 5/15/15+(i)	426,820
1,200,000	Brazil Nota do Tesouro Nacional, Series NTNF, 1.72%, 1/1/17+(i)	618,581
140,000	Brazil Nota do Tesouro Nacional, Series NTNB, 0.00%, 5/15/45+(i)	170,867
3,025,000	Egypt Treasury Bill, Series 371, 10.33%, 1/17/12+(h)	498,480

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Principal Amount		Fair Value

Foreign Bonds, continued
Sovereign Bonds, continued
$525,000	Egypt Treasury Bill, Series 364, 12.02%, 2/21/12+(h)	$85,033
8,900,000	Hungary Government Bond, Series 13/D, 6.75%, 2/12/13+	35,901
7,100,000	Hungary Government Bond, Series 13/E, 7.50%, 10/24/13+	28,608
17,300,000	Hungary Government Bond, Series 14/C, 5.50%, 2/12/14+	66,250
50,000,000	Hungary Government Bond, Series 14/D, 6.75%, 8/22/14+	194,245
7,800,000	Hungary Government Bond, Series 15/A, 8.00%, 2/12/15+	30,900
12,500,000	Hungary Government Bond, Series 16/C, 5.50%, 2/12/16+	44,760
11,200,000	Hungary Government Bond, Series 17/B, 6.75%, 2/24/17+	41,079
40,900,000	Hungary Government Bond, Series 17/A, 6.75%, 11/24/17+	145,596
11,000,000	Hungary Government Bond, Series 19/A, 6.50%, 6/24/19+	37,112
800,000	Hungary Government Bond, Series 20/A, 7.50%, 11/12/20+	2,835
7,000,000	Hungary Government Bond, Series 22/A, 7.00%, 6/24/22+	23,720
14,300,000	Hungary Treasury Bill, Series 12M, 5.69%, 8/22/12+(h)	55,952
3,400,000,000	Indonesia Government, Series FR49, 9.00%, 9/15/13+	400,209
5,300,000,000	Indonesia Government, Series FR34, 12.80%, 6/15/21+	862,006
3,200,000,000	Indonesia Government, Series FR44, 10.00%, 9/15/24+	456,274
3,300,000,000	Indonesia Government, Series FR47, 10.00%, 2/15/28+	467,778

Principal Amount		Fair Value

Foreign Bonds, continued
Sovereign Bonds, continued
$1,680,000,000	Indonesia Treasury Bill, Series SP38, 4.44%, 9/14/12+(h)	$178,185
432,000	Irish Government, 4.00%, 1/15/14+	517,797
280,000	Irish Government, 4.60%, 4/18/16+	321,989
227,000	Irish Government, 4.50%, 10/18/18+	232,211
374,000	Irish Government, 4.40%, 6/18/19+	381,463
917,000	Irish Government, 5.90%, 10/18/19+	1,014,617
202,000	Irish Government, 4.50%, 4/18/20+	200,136
292,000	Irish Government, 5.00%, 10/18/20+	305,978
397,000	Irish Government, 5.40%, 3/13/25+	404,465
115,000	Israel Fixed Bond, Series 0312, 4.00%, 3/30/12+	31,189
530,000	Israel Fixed Bond, Series 0313, 5.00%, 3/31/13+	148,261
3,352,000	Israel Fixed Bond, Series 0913, 3.50%, 9/30/13+	899,057
1,715,000	Israel Treasury Bill, Series 0112, 2.37%, 1/4/12+(h)	449,951
475,000	Israel Treasury Bill, Series 0212, 3.02%, 2/1/12+(h)	124,385
685,000	Israel Treasury Bill, Series 0252, 3.10%, 2/29/12+(h)	179,017
640,000	Israel Treasury Bill, Series 0412, 3.20%, 4/4/12+(h)	166,887
2,250,000	Israel Treasury Bill, Series 512, 3.32%, 5/2/12+(h)	585,472
1,770,000	Kommuninvest I Sverige AB, Series K1210, 1.75%, 10/8/12, MTN+	257,137
2,045,000,000	Korea Treasury Bond, Series 1206, 4.00%, 6/10/12+	1,780,402
1,808,000,000	Korea Treasury Bond, Series 1212, 4.25%, 12/10/12+	1,581,988

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Principal Amount		Fair Value

Foreign Bonds, continued
Sovereign Bonds, continued
$104,000,000	Korea Treasury Bond, Series 1303, 5.25%, 3/10/13+	$92,219
4,318,710,000	Korea Treasury Bond, Series 1306, 3.75%, 6/10/13+	3,768,441
2,909,780,000	Korea Treasury Bond, Series 1312, 3.00%, 12/10/13+	2,510,945
30,000	Malaysia Treasury Bill, Series 182, 2.65%, 1/20/12+(h)	9,455
20,000	Malaysia Treasury Bill, Series 182, 2.73%, 4/13/12+(h)	6,260
50,000	Malaysia Treasury Bill, Series 364, 2.84%, 6/1/12+(h)	15,588
60,000	Malaysia Treasury Bill, Series 364, 2.66%, 7/27/12+(h)	18,620
2,059,000	Malaysian Government, Series 0309, 2.71%, 2/14/12+	649,527
4,830,000	Malaysian Government, Series 5-06, 3.72%, 6/15/12+	1,529,304
3,395,000	Malaysian Government, Series 0109, 2.51%, 8/27/12+	1,068,418
4,815,000	Malaysian Government, Series 3-03, 3.70%, 2/25/13+	1,532,896
270,000	Malaysian Government, Series 0507, 3.70%, 5/15/13+	86,086
1,910,000	Malaysian Government, Series 0509, 3.21%, 5/31/13+	605,102
1,040,000	Malaysian Government, Series 0108, 3.46%, 7/31/13+	330,853
290,000	Mexico Bonos Desarr, Series M, 7.50%, 6/21/12+(e)(j)	21,069
2,750,000	Mexico Bonos Desarr, Series MI10, 9.00%, 12/20/12+(e)(j)	205,110
13,340,000	Mexico Bonos Desarr, Series M, 9.00%, 6/20/13+(e)(j)	1,012,512

Principal Amount		Fair Value

Foreign Bonds, continued
Sovereign Bonds, continued
$19,619,000	Mexico Bonos Desarr, Series MI10, 8.00%, 12/19/13+(e)(j)	$1,487,128
2,060,000	Mexico Bonos Desarr, Series M, 7.00%, 6/19/14+(e)(j)	154,413
1,450,000	Mexico Bonos Desarr, Series MI10, 9.50%, 12/18/14+(e)(j)	116,277
1,210,000	New South Wales Treasury Corp., Series 12, 6.00%, 5/1/12+	1,244,881
340,000	New South Wales Treasury Corp., Series 813, 5.50%, 8/1/13+	356,407
10,240,000	Norwegian Treasury Bill, 2.52%, 3/21/12+(h)	1,708,003
3,800,000	Norwegian Treasury Bill, 2.19%, 6/20/12+(h)	631,458
8,170,000	Philippine Government International Bond, Series 5-65, 5.75%, 2/21/12+	187,351
5,130,000	Philippine Government International Bond, Series R3-7, 5.25%, 9/24/12+	119,997
3,760,000	Philippine Government International Bond, Series 3-19, 5.25%, 1/7/13+	88,644
10,730,000	Philippine Government International Bond, Series 7-43, 8.75%, 3/3/13+	263,784
1,090,000	Philippine Treasury Bill, 2.02%, 1/11/12+(h)	24,855
2,820,000	Philippine Treasury Bill, 2.58%, 2/8/12+(h)	64,218
990,000	Philippine Treasury Bill, 2.46%, 2/22/12+(h)	22,531
3,530,000	Philippine Treasury Bill, 2.29%, 3/7/12+(h)	80,268
1,100,000	Philippine Treasury Bill, 2.19%, 3/21/12+(h)	25,008
190,000	Philippine Treasury Bill, 2.39%, 7/11/12+(h)	4,299
2,010,000	Philippine Treasury Bill, 1.20%, 8/22/12+(h)	45,114
800,000	Philippine Treasury Bill, 0.78%, 9/5/12+(h)	18,046
505,000	Poland Government Bond, Series 0112, 4.46%, 1/25/12+	146,223

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Principal Amount		Fair Value

Foreign Bonds, continued
Sovereign Bonds, continued
$2,929,000	Poland Government Bond, Series 0412, 4.75%, 4/25/12+	$850,940
910,000	Poland Government Bond, Series 0712, 4.69%, 7/25/12+	257,732
1,864,000	Poland Government Bond, Series 1012, 4.70%, 10/25/12+	521,842
6,608,000	Poland Government Bond, Series 0113, 4.84%, 1/25/13+(h)	1,829,227
1,960,000	Poland Government Bond, Series 0413, 5.25%, 4/25/13+	572,923
2,289,000	Poland Government Bond, Series 0713, 4.82%, 7/25/13+	618,063
580,000	Poland Government Bond, Series 1013, 5.00%, 10/24/13+	168,961
750,000	Poland Government Bond, Series 0414, 5.75%, 4/25/14+	221,641
720,000	Poland Government Bond, Series 1015, 6.25%, 10/24/15+	216,941
780,000	Queensland Treasury Corp., Series 13, 6.00%, 8/14/13+	824,851
1,615,000	Queensland Treasury Corp., 6.00%, 8/21/13+	1,698,401
200,000	Republic of Hungary, 5.75%, 6/11/18+	216,865
70,000	Republic of Hungary, 6.00%, 1/11/19+	76,600
80,000	Republic of South Africa, Series E, 4.50%, 4/5/16, MTN+	106,375
860,000	Singapore Government, 2.63%, 4/1/12+	666,640
450,000	Singapore Government, 3.50%, 7/1/12+	352,439
180,000	Singapore Government, 2.50%, 10/1/12+	141,013
680,000	Singapore Government, 1.63%, 4/1/13+	532,719
190,000	Singapore Treasury Bill, Series 365, 0.08%, 5/2/12+(h)	146,341

Principal Amount		Fair Value

Foreign Bonds, continued
Sovereign Bonds, continued
$240,000	Singapore Treasury Bill, Series 366, 0.00%, 11/1/12+(h)	$184,585
30,725,000	Swedish Government Bond, Series 1046, 5.50%, 10/8/12+	4,616,657
4,870,000	Swedish Government Bond, Series 1055, 1.50%, 8/30/13+	708,670
100,000	Ukraine Government, 4.95%, 10/13/15+(c)	106,116
623,000	United Kingdom Treasury Note, 5.00%, 3/7/12+	975,252
762,000	United Kingdom Treasury Note, 5.25%, 6/7/12+	1,208,168
2,050,000	Western Australian Treasury Corp., Series 12, 5.50%, 7/17/12+	2,112,219
220,000	Western Australian Treasury Corp., Series 13, 8.00%, 6/15/13+	238,090

		55,253,697

Total Foreign Bonds (Cost $61,456,164)		58,284,598

Yankee Dollars (3.0%):
Commercial Banks (0.4%):
100,000	Export-Import Bank of Korea, 8.13%, 1/21/14	110,519
110,000	Korea Development Bank, 8.00%, 1/23/14	121,030
500,000	UPCB Finance III, Ltd., 6.63%, 7/1/20(c)	492,500
500,000	UPCB Finance V, Ltd., 7.25%, 11/15/21(c)	506,250

		1,230,299

Construction & Engineering (0.1%):
400,000	Abengoa Finance SAU, 8.88%, 11/1/17(c)	400,000

Consumer Finance (0.0%):
100,000	NXP BV/NXP Funding LLC, 9.75%, 8/1/18(c)	109,000

Diversified Financial Services (0.1%):
275,000	CEVA Group plc, 8.38%, 12/1/17(c)	257,812
100,000	CEVA Group plc, 11.50%, 4/1/18(c)	90,250

		348,062

Metals & Mining (0.3%):
100,000	FMG Resources Pty, Ltd., 7.00%, 11/1/15(c)	101,000
500,000	FMG Resources Pty, Ltd., 6.88%, 2/1/18(c)	478,750
250,000	FMG Resources Pty, Ltd., 8.25%, 11/1/19(c)	254,375

		834,125

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Principal Amount		Fair Value

Yankee Dollars, continued
Multi-Utilities (0.2%):
$500,000	CGGVeritas, 6.50%, 6/1/21	$485,000

Oil, Gas & Consumable Fuels (0.2%):
180,000	Expro Finance Luxembourg, 8.50%, 12/15/16(c)	158,400
440,000	Petroplus Finance, Ltd., 6.75%, 5/1/14^(c)	261,800
85,000	Petroplus Finance, Ltd., 7.00%, 5/1/17(c)	42,075

		462,275

Sovereign Bonds (1.3%):
170,000	Emirate of Abu Dhabi, 6.75%, 4/8/19(c)	208,250
200,000	Financing of Infrastructure, 7.40%, 4/20/18(c)	155,500
175,000	Indonesia Government International Bond, 11.63%, 3/4/19(c)	258,563
960,000	Republic of Argentina, 0.44%, 8/3/12(e)	118,560
483,000	Republic of Hungary, 6.25%, 1/29/20	434,700
410,000	Republic of Hungary, 6.38%, 3/29/21	366,950
320,000	Republic of Iraq, 5.80%, 1/15/28(c)	262,400
230,000	Republic of Lithuania, 7.38%, 2/11/20(c)	248,400
100,000	Republic of Lithuania, 7.38%, 2/11/20(c)	108,000
150,000	Republic of Lithuania, 6.13%, 3/9/21(c)	149,250
617,900	Russia Foreign Bond, 7.50%, 3/31/30(c)(g)	717,536
100,000	Socialist Republic of Vietnam, 6.75%, 1/29/20(c)	100,750
240,000	South Africa Government International Bond, 6.88%, 5/27/19	289,200
100,000	Ukraine Government, 7.65%, 6/11/13(c)	96,000
200,000	Ukraine Government, 6.25%, 6/17/16(c)	175,500
100,000	Ukraine Government, 7.75%, 9/23/20(c)	86,500
330,000	Ukraine Government, 7.95%, 2/23/21(c)	291,314

		4,067,373

Thrifts & Mortgage Finance (0.2%):
500,000	OGX Petroleo e Gas Participacoes SA, 8.50%, 6/1/18(c)	490,000

Wireless Telecommunication Services (0.2%):
500,000	Intelsat Jackson Holdings SA, 7.50%, 4/1/21(c)	505,625

Total Yankee Dollars (Cost $9,873,221)		8,931,759

Shares or Principal Amount		Fair Value

Municipal Bonds (0.1%):
California (0.1%):
$15,000	California State, Build America Bonds, GO, 6.65%, 3/1/22	$17,372
25,000	California State, Build America Bonds, GO, 7.95%, 3/1/36, Callable 3/1/20 @ 100	28,269
125,000	California State, Build America Bonds, GO, 7.63%, 3/1/40	153,794

		199,435

Illinois (0.0%):
60,000	Illinois State, GO, 4.42%, 1/1/15	62,107

Michigan (0.0%):
5,000	Detroit Michigan, GO, 4.50%, 11/1/23, Callable 11/1/20 @ 100	5,400

Total Municipal Bonds (Cost $236,549)		266,942

U.S. Government Agency (0.1%):
455,000	Federal Home Loan Bank, 0.00%, 1/3/12(h)	455,000

Total U.S. Government Agencies (Cost $455,000)		455,000

Warrant (0.0%):
Oil, Gas & Consumable Fuels (0.0%):
100	Green Field Energy Services, Inc.*(c)	4,500

Total Warrants (Cost $—)		4,500

Securities Held as Collateral for Securities on Loan (2.7%):
$8,120,309	Allianz Variable Insurance Products Securities Lending Collateral Trust(k)	8,120,309

Total Securities Held as Collateral for Securities on Loan (Cost $8,120,309)		8,120,309

Unaffiliated Investment Company (8.1%):
24,487,520	Dreyfus Treasury Prime Cash Management, 0.00%(h)	24,487,520

Total Unaffiliated Investment Company (Cost $24,487,520)		24,487,520

Total Investment Securities (Cost $314,351,644)(l) — 100.3%		303,425,735
Net other assets (liabilities) — (0.3)%		(834,186)

Net Assets — 100.0%		$302,591,549

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Percentages indicated are based on net assets as of December 31, 2011.

ADR—American Depositary Receipt

GDR—Global Depository Receipt

GO—General Obligation

MTN—Medium Term Note

PIK—Payment-in-Kind

+	The principal amount is disclosed in local currency and the fair value is disclosed in U.S. Dollars.

*	Non-income producing security

^	This security or a partial position of the security was on loan as of December 31, 2011. The total value of securities on loan as of December 31, 2011 was $7,805,887.

(a)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2011. The total of all such securities represent 0.02% of the net assets of the fund.

(b)	Security issued in connection with a pending litigation settlement.

(c)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investor. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(d)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely.

(e)	Variable rate security. The rate presented represents the rate in effect at December 31, 2011. The date presented represents the final maturity date.

(f)	Defaulted Bond.

(g)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate represents the effective yield at December 31, 2011.

(h)	The rate represents the effective yield at December 31, 2011.

(i)	Principal amount is stated in 1,000 Brazilian Real Units.

(j)	Principal amount is stated in 100 Mexican Peso Units.

(k)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2011.

(l)	See Federal Tax Information listed in the Notes to the Financial Statements.

Written Call Options (-0.0%)		Fair Value
Number of Contracts
(2)	Google, Inc., Strike @ $645, Exp. 2/18/12	$(5,680)

	Total Written Call Option (Premiums received $(4,050))	$(5,680)

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments, continued

December 31, 2011

As of December 31, 2011, the Fund’s open forward currency contracts were as follows:

Long Contracts	Counterparty	Delivery Date	Contract Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive 43,228 Australian Dollar in exchange for U.S. Dollar	Morgan Stanley	2/8/12	$42,033	$43,998	$1,965
Receive 43,216 Australian Dollar in exchange for U.S. Dollar	UBS Warburg	2/8/12	41,909	43,985	2,076
Receive 350,567 Australian Dollar in exchange for U.S. Dollar	Barclays Bank	2/23/12	350,567	356,240	5,673
Receive 570,000 Australian Dollar in exchange for U.S. Dollar	Deutsche Bank	9/13/12	575,301	568,698	(6,603)
Receive 435,000 Brazilian Real in exchange for U.S. Dollar	Deutsche Bank	10/31/12	237,445	220,730	(16,715)
Receive 17,552 British Pound in exchange for U.S. Dollar	Barclays Bank	1/24/12	27,810	27,247	(563)
Receive 11,688 British Pound in exchange for U.S. Dollar	Citibank	1/24/12	18,470	18,144	(326)
Receive 17,502 British Pound in exchange for U.S. Dollar	Deutsche Bank	1/24/12	27,704	27,169	(535)
Receive 9,301 British Pound in exchange for U.S. Dollar	Deutsche Bank	1/26/12	14,799	14,438	(361)
Receive 11,788 British Pound in exchange for U.S. Dollar	Barclays Bank	1/27/12	18,541	18,299	(242)
Receive 2,341 British Pound in exchange for U.S. Dollar	JPMorgan Chase	1/27/12	3,725	3,634	(91)
Receive 7,025 British Pound in exchange for U.S. Dollar	Morgan Stanley	1/27/12	11,059	10,905	(154)
Receive 4,650 British Pound in exchange for U.S. Dollar	JPMorgan Chase	1/30/12	7,318	7,218	(100)
Receive 2,361 British Pound in exchange for U.S. Dollar	Morgan Stanley	1/31/12	3,738	3,665	(73)
Receive 981 British Pound in exchange for U.S. Dollar	Barclays Bank	2/1/12	1,547	1,523	(24)
Receive 7,906 British Pound in exchange for U.S. Dollar	Citibank	2/1/12	12,506	12,272	(234)
Receive 9,103 British Pound in exchange for U.S. Dollar	Morgan Stanley	2/1/12	14,349	14,130	(219)
Receive 61,544 British Pound in exchange for U.S. Dollar	Barclays Bank	2/14/12	98,063	95,518	(2,545)
Receive 69,700 British Pound in exchange for U.S. Dollar	Barclays Bank	2/21/12	108,855	108,168	(687)
Receive 74,696 British Pound in exchange for U.S. Dollar	Deutsche Bank	3/29/12	118,995	115,877	(3,118)
Receive 74,687 British Pound in exchange for U.S. Dollar	Morgan Stanley	3/29/12	118,996	115,863	(3,133)
Receive 149,827 British Pound in exchange for U.S. Dollar	Barclays Bank	3/30/12	237,991	232,427	(5,564)
Receive 89,848 British Pound in exchange for U.S. Dollar	Credit Suisse	4/2/12	142,796	139,377	(3,419)
Receive 8,700,000 Chilean Peso in exchange for U.S. Dollar	Morgan Stanley	1/13/12	17,145	16,723	(422)
Receive 305,012,200 Chilean Peso in exchange for U.S. Dollar	Morgan Stanley	1/20/12	610,000	585,690	(24,310)
Receive 4,400,000 Chilean Peso in exchange for U.S. Dollar	Deutsche Bank	2/10/12	8,939	8,428	(511)
Receive 4,400,000 Chilean Peso in exchange for U.S. Dollar	Barclays Bank	2/13/12	8,929	8,426	(503)
Receive 4,400,000 Chilean Peso in exchange for U.S. Dollar	Deutsche Bank	2/14/12	8,972	8,425	(547)
Receive 8,010,000 Chilean Peso in exchange for U.S. Dollar	Morgan Stanley	2/14/12	16,476	15,337	(1,139)
Receive 7,240,000 Chilean Peso in exchange for U.S. Dollar	Morgan Stanley	2/16/12	15,040	13,861	(1,179)
Receive 7,250,000 Chilean Peso in exchange for U.S. Dollar	Morgan Stanley	2/16/12	15,054	13,880	(1,174)
Receive 3,890,000 Chilean Peso in exchange for U.S. Dollar	Deutsche Bank	2/21/12	8,044	7,444	(600)
Receive 4,300,000 Chilean Peso in exchange for U.S. Dollar	JPMorgan Chase	2/21/12	8,827	8,228	(599)
Receive 7,300,000 Chilean Peso in exchange for U.S. Dollar	JPMorgan Chase	2/22/12	15,153	13,968	(1,185)
Receive 2,610,000 Chilean Peso in exchange for U.S. Dollar	Deutsche Bank	2/23/12	5,392	4,993	(399)
Receive 3,250,000 Chilean Peso in exchange for U.S. Dollar	Deutsche Bank	2/27/12	6,714	6,216	(498)
Receive 9,210,000 Chilean Peso in exchange for U.S. Dollar	Morgan Stanley	2/27/12	18,983	17,615	(1,368)
Receive 3,900,000 Chilean Peso in exchange for U.S. Dollar	JPMorgan Chase	2/28/12	8,033	7,458	(575)
Receive 5,600,000 Chilean Peso in exchange for U.S. Dollar	Morgan Stanley	2/28/12	11,426	10,709	(717)
Receive 8,000,000 Chilean Peso in exchange for U.S. Dollar	Barclays Bank	2/29/12	16,297	15,298	(999)
Receive 3,250,000 Chilean Peso in exchange for U.S. Dollar	Deutsche Bank	2/29/12	6,714	6,214	(500)
Receive 4,000,000 Chilean Peso in exchange for U.S. Dollar	Barclays Bank	3/1/12	8,137	7,648	(489)
Receive 700,000 Chilean Peso in exchange for U.S. Dollar	Deutsche Bank	3/1/12	1,425	1,338	(87)
Receive 700,000 Chilean Peso in exchange for U.S. Dollar	Deutsche Bank	3/2/12	1,425	1,338	(87)
Receive 2,500,000 Chilean Peso in exchange for U.S. Dollar	Morgan Stanley	3/12/12	5,083	4,774	(309)
Receive 4,300,000 Chilean Peso in exchange for U.S. Dollar	JPMorgan Chase	3/21/12	8,630	8,203	(427)
Receive 4,500,000 Chilean Peso in exchange for U.S. Dollar	Morgan Stanley	5/11/12	9,268	8,547	(721)
Receive 162,750,000 Chilean Peso in exchange for U.S. Dollar	Deutsche Bank	7/11/12	337,796	307,667	(30,129)
Receive 990,530,400 Chilean Peso in exchange for U.S. Dollar	JPMorgan Chase	9/12/12	2,060,000	1,864,251	(195,749)
Receive 153,759,000 Chilean Peso in exchange for U.S. Dollar	Barclays Bank	10/29/12	294,670	288,427	(6,243)
Receive 307,366,000 Chilean Peso in exchange for U.S. Dollar	Deutsche Bank	10/29/12	589,106	576,570	(12,536)

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Long Contracts	Counterparty	Delivery Date	Contract Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive 110,600 European Euro in exchange for U.S. Dollar	Bank of America	3/15/12	$152,335	$143,214	$(9,121)
Receive 21,750 European Euro in exchange for U.S. Dollar	Barclays Bank	3/15/12	29,467	28,163	(1,304)
Receive 110,130 European Euro in exchange for U.S. Dollar	Barclays Bank	3/15/12	148,770	142,605	(6,165)
Receive 192,450 European Euro in exchange for U.S. Dollar	Deutsche Bank	3/15/12	258,909	249,200	(9,709)
Receive 111,074 European Euro in exchange for U.S. Dollar	Deutsche Bank	3/15/12	144,445	143,828	(617)
Receive 21,750 European Euro in exchange for U.S. Dollar	HSBC	3/15/12	29,463	28,164	(1,299)
Receive 61,100 European Euro in exchange for U.S. Dollar	State Street Bank	3/15/12	79,190	79,117	(73)
Receive 21,000,000 Hungarian Forint in exchange for U.S. Dollar	Deutsche Bank	9/28/12	96,507	84,143	(12,364)
Receive 22,200,000 Hungarian Forint in exchange for U.S. Dollar	Deutsche Bank	9/28/12	100,475	88,951	(11,524)
Receive 43,950,000 Indian Rupee in exchange for U.S. Dollar	JPMorgan Chase	3/15/12	918,495	815,914	(102,581)
Receive 28,560,000 Indian Rupee in exchange for U.S. Dollar	Deutsche Bank	5/29/12	600,000	524,067	(75,933)
Receive 14,490,000 Indian Rupee in exchange for U.S. Dollar	JPMorgan Chase	7/12/12	312,309	264,269	(48,040)
Receive 41,781,250 Indian Rupee in exchange for U.S. Dollar	JPMorgan Chase	10/31/12	813,501	753,401	(60,100)
Receive 1,225,000,000 Indonesian Rupiah in exchange for U.S. Dollar	JPMorgan Chase	3/19/12	135,284	134,151	(1,133)
Receive 255,000,000 Indonesian Rupiah in exchange for U.S. Dollar	Deutsche Bank	3/26/12	26,566	27,907	1,341
Receive 128,000,000 Indonesian Rupiah in exchange for U.S. Dollar	JPMorgan Chase	3/26/12	13,333	14,008	675
Receive 803,000,000 Indonesian Rupiah in exchange for U.S. Dollar	JPMorgan Chase	9/17/12	84,526	86,415	1,889
Receive 1,050,000,000 Indonesian Rupiah in exchange for U.S. Dollar	JPMorgan Chase	9/19/12	112,722	112,972	250
Receive 1,365,000,000 Indonesian Rupiah in exchange for U.S. Dollar	JPMorgan Chase	9/20/12	147,968	146,847	(1,121)
Receive 923,000,000 Indonesian Rupiah in exchange for U.S. Dollar	HSBC	9/21/12	98,611	99,285	674
Receive 1,849,000,000 Indonesian Rupiah in exchange for U.S. Dollar	JPMorgan Chase	9/21/12	197,226	198,893	1,667
Receive 944,000,000 Indonesian Rupiah in exchange for U.S. Dollar	JPMorgan Chase	9/24/12	98,590	101,511	2,921
Receive 273,000,000 Indonesian Rupiah in exchange for U.S. Dollar	Deutsche Bank	9/26/12	27,936	29,350	1,414
Receive 183,000,000 Indonesian Rupiah in exchange for U.S. Dollar	JPMorgan Chase	9/26/12	18,626	19,674	1,048
Receive 126,000,000 Indonesian Rupiah in exchange for U.S. Dollar	JPMorgan Chase	12/17/12	13,030	13,423	393
Receive 525,246 Japanese Yen in exchange for U.S. Dollar	Bank of America	1/20/12	6,833	6,828	(5)
Receive 233,633 Japanese Yen in exchange for U.S. Dollar	Bank of America	1/20/12	3,003	3,037	34
Receive 220,650 Japanese Yen in exchange for U.S. Dollar	Deutsche Bank	1/20/12	2,833	2,869	36
Receive 158,000,000 Korean Won in exchange for U.S. Dollar	Deutsche Bank	6/27/12	134,680	136,706	2,026
Receive 158,000,000 Korean Won in exchange for U.S. Dollar	Deutsche Bank	6/27/12	135,844	136,706	862
Receive 317,000,000 Korean Won in exchange for U.S. Dollar	HSBC	9/26/12	268,425	274,221	5,796
Receive 11,644,900 Mexican Peso in exchange for U.S. Dollar	HSBC	9/4/12	905,548	817,716	(87,832)
Receive 35,270,000 Philippine Peso in exchange for U.S. Dollar	Deutsche Bank	1/31/12	818,120	803,575	(14,545)
Receive 9,520,000 Philippine Peso in exchange for U.S. Dollar	JPMorgan Chase	7/11/12	221,343	215,443	(5,900)
Receive 28,970,800 Philippine Peso in exchange for U.S. Dollar	Deutsche Bank	7/18/12	670,000	655,564	(14,436)
Receive 3,200,000 Philippine Peso in exchange for U.S. Dollar	HSBC	9/28/12	73,203	72,339	(864)
Receive 2,600,000 Philippine Peso in exchange for U.S. Dollar	HSBC	10/3/12	59,232	58,771	(461)
Receive 4,820,000 Philippine Peso in exchange for U.S. Dollar	Morgan Stanley	10/29/12	111,574	108,914	(2,660)
Receive 3,000,000 Philippine Peso in exchange for U.S. Dollar	Deutsche Bank	11/14/12	69,380	67,774	(1,606)
Receive 123,000 Singapore Dollar in exchange for U.S. Dollar	Deutsche Bank	2/7/12	96,316	94,853	(1,463)
Receive 123,000 Singapore Dollar in exchange for U.S. Dollar	HSBC	2/7/12	96,328	94,853	(1,475)
Receive 221,000 Singapore Dollar in exchange for U.S. Dollar	Deutsche Bank	2/8/12	173,790	170,428	(3,362)
Receive 25,000 Singapore Dollar in exchange for U.S. Dollar	Deutsche Bank	2/8/12	19,642	19,279	(363)
Receive 34,819 Singapore Dollar in exchange for U.S. Dollar	Barclays Bank	2/9/12	27,333	26,851	(482)
Receive 125,400 Singapore Dollar in exchange for U.S. Dollar	HSBC	2/13/12	98,472	96,706	(1,766)
Receive 90,300 Singapore Dollar in exchange for U.S. Dollar	HSBC	2/14/12	70,909	69,638	(1,271)
Receive 103,000 Singapore Dollar in exchange for U.S. Dollar	Barclays Bank	2/17/12	80,617	79,433	(1,184)
Receive 154,000 Singapore Dollar in exchange for U.S. Dollar	Deutsche Bank	2/17/12	120,456	118,763	(1,693)
Receive 154,000 Singapore Dollar in exchange for U.S. Dollar	HSBC	2/17/12	120,460	118,763	(1,697)
Receive 212,000 Singapore Dollar in exchange for U.S. Dollar	Deutsche Bank	2/24/12	165,849	163,496	(2,353)
Receive 132,000 Singapore Dollar in exchange for U.S. Dollar	Deutsche Bank	2/27/12	103,521	101,800	(1,721)
Receive 132,000 Singapore Dollar in exchange for U.S. Dollar	Deutsche Bank	2/29/12	103,390	101,801	(1,589)
Receive 220,800 Singapore Dollar in exchange for U.S. Dollar	Deutsche Bank	3/19/12	173,086	170,310	(2,776)

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Long Contracts	Counterparty	Delivery Date	Contract Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive 252,000 Singapore Dollar in exchange for U.S. Dollar	HSBC	3/19/12	$197,498	$194,375	$(3,123)
Receive 316,000 Singapore Dollar in exchange for U.S. Dollar	JPMorgan Chase	3/19/12	247,087	243,740	(3,347)
Receive 237,700 Singapore Dollar in exchange for U.S. Dollar	Deutsche Bank	3/21/12	185,428	183,348	(2,080)
Receive 190,000 Singapore Dollar in exchange for U.S. Dollar	HSBC	3/21/12	148,385	146,555	(1,830)
Receive 321,000 Singapore Dollar in exchange for U.S. Dollar	CS First Boston	3/26/12	249,903	247,611	(2,292)
Receive 321,000 Singapore Dollar in exchange for U.S. Dollar	Morgan Stanley	3/26/12	250,076	247,611	(2,465)
Receive 748,020 Singapore Dollar in exchange for U.S. Dollar	Deutsche Bank	5/29/12	600,000	577,421	(22,579)
Receive 38,400 Swiss Franc in exchange for U.S. Dollar	Bank of America	2/10/12	42,958	40,932	(2,026)
Receive 33,023 Swiss Franc in exchange for U.S. Dollar	Bank of America	2/10/12	36,073	35,200	(873)
Receive 9,305 Swiss Franc in exchange for U.S. Dollar	Bank of America	2/10/12	9,951	9,918	(33)
Receive 15,000 Swiss Franc in exchange for U.S. Dollar	Deutsche Bank	2/10/12	19,942	15,989	(3,953)
Receive 40,000 Swiss Franc in exchange for U.S. Dollar	Deutsche Bank	2/10/12	53,277	42,638	(10,639)
Receive 27,800 Swiss Franc in exchange for U.S. Dollar	Deutsche Bank	2/10/12	30,181	29,633	(548)
Receive 20,947 Swiss Franc in exchange for U.S. Dollar	Deutsche Bank	2/10/12	23,260	22,328	(932)
Receive 25,015 Swiss Franc in exchange for U.S. Dollar	Deutsche Bank	2/10/12	27,944	26,665	(1,279)
Receive 35,000 Swiss Franc in exchange for U.S. Dollar	Deutsche Bank	2/10/12	38,274	37,308	(966)
Receive 39,000 Swiss Franc in exchange for U.S. Dollar	Deutsche Bank	2/10/12	42,449	41,572	(877)
Receive 57,000 Swiss Franc in exchange for U.S. Dollar	Deutsche Bank	2/10/12	62,319	60,759	(1,560)
Receive 32,255 Swiss Franc in exchange for U.S. Dollar	Deutsche Bank	2/10/12	35,274	34,382	(892)
Receive 34,000 Swiss Franc in exchange for U.S. Dollar	State Street Bank	2/10/12	45,951	36,242	(9,709)
Receive 66,250 Swiss Franc in exchange for U.S. Dollar	State Street Bank	2/10/12	73,550	70,619	(2,931)
Receive 36,962 Swiss Franc in exchange for U.S. Dollar	State Street Bank	2/10/12	41,229	39,399	(1,830)
Receive 11,882 Swiss Franc in exchange for U.S. Dollar	State Street Bank	2/10/12	12,934	12,665	(269)
Receive 13,000 Swiss Franc in exchange for U.S. Dollar	State Street Bank	2/10/12	13,911	13,857	(54)

					$(867,643)

Short Contracts	Counterparty	Delivery Date	Contract Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Deliver 81,000 Australian Dollar in exchange for U.S. Dollar	Bank of America	2/23/12	$84,532	$82,311	$2,221
Deliver 246,567 Australian Dollar in exchange for U.S. Dollar	Bank of America	2/23/12	252,238	250,557	1,681
Deliver 16,400 Australian Dollar in exchange for U.S. Dollar	Barclays Bank	2/23/12	15,828	16,666	(838)
Deliver 6,600 Australian Dollar in exchange for U.S. Dollar	Deutsche Bank	2/23/12	6,370	6,707	(337)
Deliver 82,798 British Pound in exchange for U.S. Dollar	Bank of America	2/21/12	129,512	128,495	1,017
Deliver 3,379,702 British Pound in exchange for U.S. Dollar	Bank of America	2/21/12	5,329,791	5,244,998	84,793
Deliver 131,620 British Pound in exchange for U.S. Dollar	Deutsche Bank	2/21/12	206,490	204,263	2,227
Deliver 115,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	1/5/12	153,301	148,825	4,476
Deliver 1,650,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	1/23/12	2,215,884	2,135,534	80,350
Deliver 15,000 European Euro in exchange for U.S. Dollar	JPMorgan Chase	2/16/12	20,064	19,418	646
Deliver 15,000 European Euro in exchange for U.S. Dollar	UBS Warburg	2/16/12	20,073	19,418	655
Deliver 17,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	2/17/12	22,811	22,007	804
Deliver 17,000 European Euro in exchange for U.S. Dollar	UBS Warburg	2/21/12	22,760	22,008	752
Deliver 146,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	2/27/12	198,935	189,015	9,920
Deliver 89,930 European Euro in exchange for U.S. Dollar	Deutsche Bank	2/29/12	122,890	116,428	6,462
Deliver 41,800 European Euro in exchange for U.S. Dollar	Deutsche Bank	3/1/12	56,992	54,117	2,875
Deliver 43,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	3/5/12	58,768	55,673	3,095
Deliver 15,000 European Euro in exchange for U.S. Dollar	HSBC	3/8/12	20,730	19,422	1,308
Deliver 43,000 European Euro in exchange for U.S. Dollar	Morgan Stanley	3/8/12	59,488	55,675	3,813
Deliver 57,000 European Euro in exchange for U.S. Dollar	UBS Warburg	3/8/12	78,862	73,802	5,060
Deliver 2,559,677 European Euro in exchange for U.S. Dollar	Bank of America	3/15/12	3,501,638	3,314,485	187,153
Deliver 11,390 European Euro in exchange for U.S. Dollar	Bank of America	3/15/12	15,287	14,749	538
Deliver 17,713 European Euro in exchange for U.S. Dollar	Bank of America	3/15/12	23,742	22,936	806
Deliver 4,486 European Euro in exchange for U.S. Dollar	Bank of America	3/15/12	5,875	5,808	67

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Short Contracts	Counterparty	Delivery Date	Contract Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Deliver 47,650 European Euro in exchange for U.S. Dollar	Barclays Bank	3/15/12	$66,055	$61,702	$4,353
Deliver 17,288 European Euro in exchange for U.S. Dollar	Barclays Bank	3/15/12	23,335	22,386	949
Deliver 22,781 European Euro in exchange for U.S. Dollar	Barclays Bank	3/15/12	30,618	29,498	1,120
Deliver 8,856 European Euro in exchange for U.S. Dollar	Barclays Bank	3/15/12	11,852	11,468	384
Deliver 690,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	3/15/12	948,060	893,470	54,590
Deliver 47,650 European Euro in exchange for U.S. Dollar	Deutsche Bank	3/15/12	66,037	61,702	4,335
Deliver 230,400 European Euro in exchange for U.S. Dollar	Deutsche Bank	3/15/12	309,644	298,341	11,303
Deliver 163,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	3/15/12	224,803	211,066	13,737
Deliver 130,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	3/15/12	184,535	168,335	16,200
Deliver 119,212 European Euro in exchange for U.S. Dollar	Deutsche Bank	3/15/12	160,316	154,365	5,951
Deliver 35,426 European Euro in exchange for U.S. Dollar	Deutsche Bank	3/15/12	47,479	45,872	1,607
Deliver 6,437 European Euro in exchange for U.S. Dollar	Deutsche Bank	3/15/12	8,454	8,335	119
Deliver 82,000 European Euro in exchange for U.S. Dollar	HSBC	3/15/12	113,457	106,181	7,276
Deliver 17,288 European Euro in exchange for U.S. Dollar	HSBC	3/15/12	23,326	22,386	940
Deliver 119,212 European Euro in exchange for U.S. Dollar	State Street Bank	3/15/12	160,414	154,366	6,048
Deliver 13,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	3/16/12	17,983	16,834	1,149
Deliver 121,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	3/16/12	167,386	156,683	10,703
Deliver 87,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	3/21/12	120,749	112,663	8,086
Deliver 86,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	3/22/12	120,508	111,369	9,139
Deliver 78,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	3/26/12	109,169	101,014	8,155
Deliver 109,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	4/4/12	153,118	141,179	11,939
Deliver 73,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	4/5/12	102,173	94,552	7,621
Deliver 61,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	4/10/12	85,912	79,015	6,897
Deliver 73,000 European Euro in exchange for U.S. Dollar	HSBC	4/10/12	102,567	94,560	8,007
Deliver 37,000 European Euro in exchange for U.S. Dollar	UBS Warburg	4/10/12	51,954	47,928	4,026
Deliver 99,000 European Euro in exchange for U.S. Dollar	UBS Warburg	4/12/12	141,132	128,243	12,889
Deliver 370,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	4/16/12	528,027	479,320	48,707
Deliver 60,000 European Euro in exchange for U.S. Dollar	HSBC	4/16/12	85,984	77,727	8,257
Deliver 319,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	4/23/12	451,018	413,296	37,722
Deliver 112,000 European Euro in exchange for U.S. Dollar	Barclays Bank	5/7/12	164,648	145,138	19,510
Deliver 153,000 European Euro in exchange for U.S. Dollar	Credit Suisse	5/7/12	224,298	198,269	26,029
Deliver 181,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	5/7/12	264,731	234,554	30,177
Deliver 112,000 European Euro in exchange for U.S. Dollar	Morgan Stanley	5/7/12	164,750	145,138	19,612
Deliver 112,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	5/9/12	161,588	145,143	16,445
Deliver 56,000 European Euro in exchange for U.S. Dollar	UBS Warburg	5/9/12	80,326	72,571	7,755
Deliver 118,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	5/18/12	165,312	152,939	12,373
Deliver 147,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	5/21/12	205,247	190,535	14,712
Deliver 24,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	5/21/12	33,667	31,108	2,559
Deliver 118,000 European Euro in exchange for U.S. Dollar	UBS Warburg	5/21/12	164,823	152,947	11,876
Deliver 260,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	5/29/12	361,725	337,042	24,683
Deliver 500,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	5/29/12	695,625	648,158	47,467
Deliver 57,050 European Euro in exchange for U.S. Dollar	Deutsche Bank	6/6/12	81,644	73,964	7,680
Deliver 147,700 European Euro in exchange for U.S. Dollar	Deutsche Bank	6/7/12	212,710	191,492	21,218
Deliver 76,800 European Euro in exchange for U.S. Dollar	UBS Warburg	6/7/12	110,239	99,571	10,668
Deliver 44,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	6/11/12	63,741	57,049	6,692
Deliver 231,600 European Euro in exchange for U.S. Dollar	Deutsche Bank	6/11/12	333,932	300,287	33,645
Deliver 103,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	6/13/12	147,774	133,551	14,223
Deliver 21,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	6/14/12	30,006	27,229	2,777
Deliver 1,030,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	7/11/12	1,458,687	1,336,169	122,518
Deliver 82,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	7/16/12	114,885	106,385	8,500
Deliver 226,000 European Euro in exchange for U.S. Dollar	Morgan Stanley	7/16/12	315,298	293,208	22,090
Deliver 257,000 European Euro in exchange for U.S. Dollar	UBS Warburg	7/16/12	360,019	333,427	26,592
Deliver 129,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	7/18/12	180,947	167,369	13,578

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Short Contracts	Counterparty	Delivery Date	Contract Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Deliver 51,000 European Euro in exchange for U.S. Dollar	Morgan Stanley	7/18/12	$71,400	$66,169	$5,231
Deliver 257,000 European Euro in exchange for U.S. Dollar	UBS Warburg	7/18/12	360,378	333,440	26,938
Deliver 97,000 European Euro in exchange for U.S. Dollar	Barclays Bank	7/19/12	135,906	125,853	10,053
Deliver 470,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	7/19/12	656,773	609,805	46,968
Deliver 71,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	7/20/12	99,034	92,121	6,913
Deliver 366,000 European Euro in exchange for U.S. Dollar	Morgan Stanley	7/20/12	510,039	474,879	35,160
Deliver 64,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	7/23/12	89,776	83,044	6,732
Deliver 29,795 European Euro in exchange for U.S. Dollar	Deutsche Bank	7/23/12	41,955	38,661	3,294
Deliver 9,975 European Euro in exchange for U.S. Dollar	Deutsche Bank	7/25/12	14,191	12,944	1,247
Deliver 9,978 European Euro in exchange for U.S. Dollar	Deutsche Bank	7/27/12	14,203	12,948	1,255
Deliver 19,995 European Euro in exchange for U.S. Dollar	Barclays Bank	7/31/12	28,472	25,948	2,524
Deliver 48,730 European Euro in exchange for U.S. Dollar	Barclays Bank	8/1/12	69,060	63,241	5,819
Deliver 48,862 European Euro in exchange for U.S. Dollar	Barclays Bank	8/2/12	69,663	63,414	6,249
Deliver 78,136 European Euro in exchange for U.S. Dollar	Barclays Bank	8/6/12	111,000	101,414	9,586
Deliver 136,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	8/6/12	191,311	176,517	14,794
Deliver 87,500 European Euro in exchange for U.S. Dollar	Deutsche Bank	8/6/12	124,332	113,568	10,764
Deliver 46,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	8/6/12	65,363	59,704	5,659
Deliver 34,482 European Euro in exchange for U.S. Dollar	Citibank	8/8/12	48,411	44,757	3,654
Deliver 117,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	8/8/12	164,648	151,863	12,785
Deliver 122,500 European Euro in exchange for U.S. Dollar	Deutsche Bank	8/8/12	172,388	159,002	13,386
Deliver 9,686 European Euro in exchange for U.S. Dollar	Citibank	8/9/12	13,629	12,573	1,056
Deliver 92,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	8/9/12	130,372	119,416	10,956
Deliver 88,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	8/9/12	124,475	114,224	10,251
Deliver 61,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	8/10/12	86,211	79,180	7,031
Deliver 46,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	8/13/12	65,199	59,713	5,486
Deliver 71,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	8/13/12	100,510	92,165	8,345
Deliver 395,000 European Euro in exchange for U.S. Dollar	Barclays Bank	8/20/12	566,212	512,822	53,390
Deliver 263,000 European Euro in exchange for U.S. Dollar	Barclays Bank	8/20/12	379,235	341,448	37,787
Deliver 263,000 European Euro in exchange for U.S. Dollar	CS First Boston	8/20/12	377,720	341,448	36,272
Deliver 263,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	8/20/12	377,134	341,448	35,686
Deliver 132,000 European Euro in exchange for U.S. Dollar	Morgan Stanley	8/20/12	189,400	171,373	18,027
Deliver 28,299 European Euro in exchange for U.S. Dollar	Barclays Bank	8/23/12	40,694	36,742	3,952
Deliver 47,689 European Euro in exchange for U.S. Dollar	Barclays Bank	8/24/12	68,415	61,919	6,496
Deliver 30,957 European Euro in exchange for U.S. Dollar	Barclays Bank	8/27/12	44,625	40,197	4,428
Deliver 28,089 European Euro in exchange for U.S. Dollar	Deutsche Bank	8/29/12	40,212	36,474	3,738
Deliver 891 European Euro in exchange for U.S. Dollar	Deutsche Bank	8/31/12	1,289	1,157	132
Deliver 15,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	9/6/12	21,282	19,481	1,801
Deliver 29,182 European Euro in exchange for U.S. Dollar	Barclays Bank	9/10/12	40,974	37,902	3,072
Deliver 34,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	9/10/12	47,560	44,160	3,400
Deliver 28,968 European Euro in exchange for U.S. Dollar	Barclays Bank	9/12/12	40,497	37,626	2,871
Deliver 15,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	9/13/12	20,525	19,484	1,041
Deliver 81,755 European Euro in exchange for U.S. Dollar	Barclays Bank	9/14/12	111,827	106,194	5,633
Deliver 76,694 European Euro in exchange for U.S. Dollar	UBS Warburg	9/17/12	105,125	99,626	5,499
Deliver 19,406 European Euro in exchange for U.S. Dollar	Barclays Bank	9/19/12	26,900	25,209	1,691
Deliver 45,864 European Euro in exchange for U.S. Dollar	Barclays Bank	9/24/12	62,399	59,586	2,813
Deliver 133,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	9/24/12	181,669	172,792	8,877
Deliver 96,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	9/24/12	131,269	124,722	6,547
Deliver 107,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	9/26/12	144,759	139,018	5,741
Deliver 270,000 European Euro in exchange for U.S. Dollar	CS First Boston	9/28/12	364,365	350,808	13,557
Deliver 130,000 European Euro in exchange for U.S. Dollar	CS First Boston	9/28/12	176,410	168,908	7,502
Deliver 350,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	9/28/12	470,008	454,751	15,257
Deliver 840,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	9/28/12	1,141,509	1,091,402	50,107
Deliver 130,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	9/28/12	176,776	168,908	7,868

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Short Contracts	Counterparty	Delivery Date	Contract Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Deliver 180,000 European Euro in exchange for U.S. Dollar	HSBC	9/28/12	$241,808	$233,872	$7,936
Deliver 130,000 European Euro in exchange for U.S. Dollar	Morgan Stanley	9/28/12	176,615	168,908	7,707
Deliver 420,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	10/9/12	554,765	545,820	8,945
Deliver 320,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	10/15/12	441,088	415,913	25,175
Deliver 20,617 European Euro in exchange for U.S. Dollar	Barclays Bank	10/24/12	28,330	26,801	1,529
Deliver 154,898 European Euro in exchange for U.S. Dollar	Barclays Bank	10/25/12	214,905	201,365	13,540
Deliver 60,360 European Euro in exchange for U.S. Dollar	Citibank	10/26/12	84,031	78,468	5,563
Deliver 1,644,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	10/31/12	2,317,729	2,137,430	180,299
Deliver 103,075 European Euro in exchange for U.S. Dollar	Deutsche Bank	10/31/12	145,316	134,012	11,304
Deliver 7,376 European Euro in exchange for U.S. Dollar	Deutsche Bank	11/2/12	10,259	9,590	669
Deliver 49,418 European Euro in exchange for U.S. Dollar	Barclays Bank	11/5/12	68,128	64,257	3,871
Deliver 278,508 European Euro in exchange for U.S. Dollar	Barclays Bank	11/8/12	382,991	362,157	20,834
Deliver 335,703 European Euro in exchange for U.S. Dollar	Barclays Bank	11/15/12	458,017	436,591	21,426
Deliver 93,863 European Euro in exchange for U.S. Dollar	Barclays Bank	11/19/12	128,672	122,081	6,591
Deliver 327,027 European Euro in exchange for U.S. Dollar	Barclays Bank	11/21/12	443,776	425,358	18,418
Deliver 172,504 European Euro in exchange for U.S. Dollar	Barclays Bank	11/23/12	234,140	224,382	9,758
Deliver 100,000 European Euro in exchange for U.S. Dollar	Deutsche Bank	12/3/12	134,590	130,099	4,491
Deliver 97,000 European Euro in exchange for U.S. Dollar	Barclays Bank	12/12/12	130,630	126,219	4,411
Deliver 525,093 European Euro in exchange for U.S. Dollar	Deutsche Bank	12/20/12	687,346	683,371	3,975
Deliver 5,989,000 Japanese Yen in exchange for U.S. Dollar	Deutsche Bank	1/4/12	77,287	77,835	(548)
Deliver 3,030,000 Japanese Yen in exchange for U.S. Dollar	Barclays Bank	1/10/12	36,638	39,383	(2,745)
Deliver 1,520,000 Japanese Yen in exchange for U.S. Dollar	Citibank	1/10/12	18,391	19,756	(1,365)
Deliver 1,520,000 Japanese Yen in exchange for U.S. Dollar	UBS Warburg	1/10/12	18,382	19,756	(1,374)
Deliver 1,520,000 Japanese Yen in exchange for U.S. Dollar	Deutsche Bank	1/12/12	18,384	19,757	(1,373)
Deliver 1,520,000 Japanese Yen in exchange for U.S. Dollar	HSBC	1/12/12	18,421	19,757	(1,336)
Deliver 4,090,000 Japanese Yen in exchange for U.S. Dollar	Barclays Bank	1/13/12	49,515	53,163	(3,648)
Deliver 4,120,000 Japanese Yen in exchange for U.S. Dollar	HSBC	1/13/12	49,917	53,553	(3,636)
Deliver 3,250,000 Japanese Yen in exchange for U.S. Dollar	UBS Warburg	1/13/12	39,364	42,245	(2,881)
Deliver 7,722,356 Japanese Yen in exchange for U.S. Dollar	Deutsche Bank	1/20/12	100,761	100,390	371
Deliver 331,000 Japanese Yen in exchange for U.S. Dollar	HSBC	1/20/12	4,274	4,303	(29)
Deliver 50,187,445 Japanese Yen in exchange for U.S. Dollar	Morgan Stanley	1/20/12	610,000	652,432	(42,432)
Deliver 1,413,045 Japanese Yen in exchange for U.S. Dollar	State Street Bank	1/20/12	18,217	18,369	(152)
Deliver 8,700,000 Japanese Yen in exchange for U.S. Dollar	Barclays Bank	1/26/12	105,762	113,111	(7,349)
Deliver 5,078,281 Japanese Yen in exchange for U.S. Dollar	Deutsche Bank	1/26/12	61,879	66,024	(4,145)
Deliver 2,170,000 Japanese Yen in exchange for U.S. Dollar	Deutsche Bank	1/26/12	26,400	28,213	(1,813)
Deliver 7,610,000 Japanese Yen in exchange for U.S. Dollar	UBS Warburg	1/26/12	92,574	98,940	(6,366)
Deliver 9,353,364 Japanese Yen in exchange for U.S. Dollar	HSBC	1/27/12	114,121	121,607	(7,486)
Deliver 3,336,000 Japanese Yen in exchange for U.S. Dollar	HSBC	2/10/12	40,752	43,384	(2,632)
Deliver 3,771,000 Japanese Yen in exchange for U.S. Dollar	Morgan Stanley	2/10/12	46,149	49,041	(2,892)
Deliver 964,860 Japanese Yen in exchange for U.S. Dollar	Deutsche Bank	2/15/12	11,745	12,549	(804)
Deliver 1,140,000 Japanese Yen in exchange for U.S. Dollar	JPMorgan Chase	2/15/12	13,889	14,827	(938)
Deliver 680,000 Japanese Yen in exchange for U.S. Dollar	JPMorgan Chase	2/16/12	8,220	8,844	(624)
Deliver 4,020,000 Japanese Yen in exchange for U.S. Dollar	HSBC	2/22/12	48,513	52,292	(3,779)
Deliver 4,000,000 Japanese Yen in exchange for U.S. Dollar	JPMorgan Chase	2/23/12	48,248	52,033	(3,785)
Deliver 4,600,000 Japanese Yen in exchange for U.S. Dollar	HSBC	3/1/12	56,615	59,846	(3,231)
Deliver 4,600,000 Japanese Yen in exchange for U.S. Dollar	JPMorgan Chase	3/1/12	56,595	59,846	(3,251)
Deliver 5,100,000 Japanese Yen in exchange for U.S. Dollar	UBS Warburg	3/1/12	62,735	66,351	(3,616)
Deliver 2,260,084 Japanese Yen in exchange for U.S. Dollar	Citibank	3/15/12	29,138	29,413	(275)
Deliver 44,142,850 Japanese Yen in exchange for U.S. Dollar	JPMorgan Chase	3/15/12	535,000	574,488	(39,488)
Deliver 5,012,000 Japanese Yen in exchange for U.S. Dollar	Citibank	3/19/12	62,384	65,234	(2,850)
Deliver 3,000,000 Japanese Yen in exchange for U.S. Dollar	Morgan Stanley	3/19/12	37,330	39,046	(1,716)
Deliver 4,060,000 Japanese Yen in exchange for U.S. Dollar	UBS Warburg	3/19/12	50,538	52,843	(2,305)
Deliver 4,542,830 Japanese Yen in exchange for U.S. Dollar	UBS Warburg	3/23/12	56,242	59,133	(2,891)

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Short Contracts	Counterparty	Delivery Date	Contract Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Deliver 68,447,040 Japanese Yen in exchange for U.S. Dollar	Morgan Stanley	4/16/12	$820,000	$891,501	$(71,501)
Deliver 3,500,000 Japanese Yen in exchange for U.S. Dollar	Citibank	4/20/12	42,638	45,591	(2,953)
Deliver 3,500,000 Japanese Yen in exchange for U.S. Dollar	UBS Warburg	4/20/12	42,613	45,591	(2,978)
Deliver 11,180,000 Japanese Yen in exchange for U.S. Dollar	Citibank	5/10/12	139,101	145,707	(6,606)
Deliver 7,475,000 Japanese Yen in exchange for U.S. Dollar	Deutsche Bank	5/11/12	92,981	97,423	(4,442)
Deliver 11,175,000 Japanese Yen in exchange for U.S. Dollar	UBS Warburg	5/11/12	139,010	145,646	(6,636)
Deliver 48,990,000 Japanese Yen in exchange for U.S. Dollar	Credit Suisse	5/29/12	600,000	638,798	(38,798)
Deliver 2,416,000 Japanese Yen in exchange for U.S. Dollar	Citibank	6/15/12	31,215	31,517	(302)
Deliver 6,679,000 Japanese Yen in exchange for U.S. Dollar	Bank of America	6/29/12	86,161	87,160	(999)
Deliver 9,732,000 Japanese Yen in exchange for U.S. Dollar	Barclays Bank	6/29/12	125,672	127,002	(1,330)
Deliver 26,073,000 Japanese Yen in exchange for U.S. Dollar	Deutsche Bank	7/11/12	322,287	340,373	(18,086)
Deliver 22,800,000 Japanese Yen in exchange for U.S. Dollar	JPMorgan Chase	8/30/12	299,193	298,084	1,109
Deliver 2,251,755 Japanese Yen in exchange for U.S. Dollar	Barclays Bank	9/18/12	29,053	29,456	(403)
Deliver 121,466,500 Japanese Yen in exchange for U.S. Dollar	UBS Warburg	9/28/12	1,598,348	1,589,398	8,950
Deliver 20,662,500 Japanese Yen in exchange for U.S. Dollar	Deutsche Bank	10/29/12	273,784	270,617	3,167
Deliver 91,650,000 Japanese Yen in exchange for U.S. Dollar	JPMorgan Chase	10/31/12	1,217,051	1,200,415	16,636
Deliver 6,194,000 Japanese Yen in exchange for U.S. Dollar	Deutsche Bank	11/16/12	81,112	81,166	(54)
Deliver 7,667,000 Japanese Yen in exchange for U.S. Dollar	Barclays Bank	11/19/12	100,617	100,477	140
Deliver 1,616,000 Japanese Yen in exchange for U.S. Dollar	HSBC	11/19/12	21,171	21,178	(7)
Deliver 3,093,000 Japanese Yen in exchange for U.S. Dollar	JPMorgan Chase	11/19/12	40,481	40,534	(53)
Deliver 2,471,000 Japanese Yen in exchange for U.S. Dollar	UBS Warburg	11/19/12	32,407	32,383	24
Deliver 8,613,000 Japanese Yen in exchange for U.S. Dollar	Barclays Bank	11/21/12	113,180	112,881	299
Deliver 41,392,500 Japanese Yen in exchange for U.S. Dollar	Morgan Stanley	12/17/12	535,673	542,903	(7,230)
Deliver 2,255,332 Japanese Yen in exchange for U.S. Dollar	JPMorgan Chase	12/27/12	29,187	29,590	(403)
Deliver 29,000 Swiss Franc in exchange for U.S. Dollar	Bank of America	2/10/12	33,856	30,912	2,944
Deliver 9,400 Swiss Franc in exchange for U.S. Dollar	Bank of America	2/10/12	10,072	10,020	52
Deliver 348,799 Swiss Franc in exchange for U.S. Dollar	Barclays Bank	2/10/12	460,097	371,800	88,297
Deliver 5,652 Swiss Franc in exchange for U.S. Dollar	Barclays Bank	2/10/12	7,079	6,025	1,054
Deliver 22,457 Swiss Franc in exchange for U.S. Dollar	Barclays Bank	2/10/12	28,316	23,938	4,378
Deliver 10,522 Swiss Franc in exchange for U.S. Dollar	Barclays Bank	2/10/12	11,667	11,215	452
Deliver 14,500 Swiss Franc in exchange for U.S. Dollar	Barclays Bank	2/10/12	16,279	15,456	823
Deliver 360,201 Swiss Franc in exchange for U.S. Dollar	Deutsche Bank	2/10/12	474,191	383,953	90,238
Deliver 11,343 Swiss Franc in exchange for U.S. Dollar	Deutsche Bank	2/10/12	14,158	12,091	2,067
Deliver 6,211 Swiss Franc in exchange for U.S. Dollar	Deutsche Bank	2/10/12	6,800	6,620	180
Deliver 4,778 Swiss Franc in exchange for U.S. Dollar	Deutsche Bank	2/10/12	5,308	5,094	214
Deliver 15,311 Swiss Franc in exchange for U.S. Dollar	State Street Bank	2/10/12	17,435	16,321	1,114

					$2,102,868

As of December 31, 2011, the Fund’s open forward cross currency contracts were as follows:

Purchase/Sale	Counterparty	Amount Purchased		Amount Sold		Contract Value	Fair Value	Net Unrealized Appreciation/ (Depreciation)
Australian Dollar/Japanese Yen	Deutsche Bank	27,000	AUD	2,143,206	JPY	$26,079	$25,685	$(394)
Australian Dollar/Japanese Yen	Citibank	27,000	AUD	2,142,450	JPY	26,079	25,695	(384)
Australian Dollar/Japanese Yen	Barclays Bank	27,000	AUD	2,141,100	JPY	26,079	25,712	(367)
Norwegian Krone/European Euro	UBS Warburg	389,900	NOK	49,200	EUR	66,284	67,733	1,449
Norwegian Krone/European Euro	Deutsche Bank	779,000	NOK	97,969	EUR	132,042	135,358	3,316
Norwegian Krone/European Euro	UBS Warburg	545,000	NOK	68,522	EUR	92,378	94,723	2,345
Norwegian Krone/European Euro	Deutsche Bank	2,110,000	NOK	270,305	EUR	383,781	382,058	(1,723)
Norwegian Krone/European Euro	UBS Warburg	275,700	NOK	34,983	EUR	48,324	48,518	194

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Purchase/Sale	Counterparty	Amount Purchased		Amount Sold		Contract Value	Fair Value	Net Unrealized Appreciation/ (Depreciation)
Norwegian Krone/European Euro	Morgan Stanley	158,780	NOK	20,010	EUR	$26,757	$27,025	$268
Norwegian Krone/European Euro	Morgan Stanley	240,000	NOK	30,244	EUR	40,443	40,849	406
Norwegian Krone/European Euro	UBS Warburg	600,000	NOK	75,559	EUR	101,109	102,191	1,082
Norwegian Krone/European Euro	UBS Warburg	180,000	NOK	22,848	EUR	30,782	30,862	80
Polish Zloty/European Euro	Deutsche Bank	233,000	PLN	58,594	EUR	79,137	70,667	(8,470)
Polish Zloty/European Euro	Barclays Bank	233,000	PLN	58,559	EUR	79,195	70,764	(8,431)
Polish Zloty/European Euro	Deutsche Bank	233,000	PLN	58,027	EUR	78,338	70,568	(7,770)
Polish Zloty/European Euro	Morgan Stanley	91,000	PLN	22,722	EUR	31,683	28,318	(3,365)
Polish Zloty/European Euro	Deutsche Bank	700,000	PLN	158,278	EUR	225,026	218,094	(6,932)
Swedish Krona/European Euro	Deutsche Bank	5,900,000	SEK	633,857	EUR	855,486	882,629	27,143
Swedish Krona/European Euro	Deutsche Bank	4,380,000	SEK	479,412	EUR	679,959	687,780	7,821

								$6,268

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2011:

Country	Percentage
Argentina	—	%^
Australia	2.7
Bermuda	0.3
Brazil	0.7
Canada	0.5
Cayman Islands	0.3
China	0.1
Denmark	0.3
Egypt	0.2
France	2.8
Germany	2.1
Hong Kong	0.5
Hungary	0.6
India	0.1
Indonesia	0.9
Iraq	0.1
Ireland (Republic of)	1.7
Isle of Man	0.1
Israel	1.0
Italy	0.6
Japan	1.2
Jersey	0.1
Lithuania	0.2

Country	Percentage
Luxembourg	0.2
Malaysia	2.5
Mexico	1.1
Netherlands	1.5
Norway	1.0
Philippines	0.3
Poland	1.8
Republic of Korea (South)	4.0
Russian Federation	0.4
Singapore	1.2
South Africa	0.2
Spain	0.6
Sweden	2.1
Switzerland	3.1
Taiwan	0.2
Turkey	0.1
Ukraine	0.3
United Arab Emirates	0.1
United Kingdom	7.3
United States	54.9
Vietnam	—^

100.0%

^	Represents less than 0.05%.

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investment securities, at cost	$314,351,644

Investment securities, at value*	$303,425,735
Interest and dividends receivable	1,961,018
Foreign currency, at value (cost $4,633,013)	4,609,056
Unrealized appreciation on forward currency contracts	2,637,876
Receivable for capital shares issued	695,929
Receivable for expenses paid indirectly	152
Receivable for investments sold	71,833
Reclaims receivable	102,092
Prepaid expenses	4,032

Total Assets	313,507,723

Liabilities:
Cash overdraft	452,597
Unrealized depreciation on forward currency contracts	1,396,383
Written options (Premiums received $4,050)	5,680
Payable for investments purchased	633,180
Payable for collateral received on loaned securities	8,120,309
Manager fees payable	176,485
Administration fees payable	11,308
Distribution fees payable	63,030
Custodian fees payable	32,324
Administrative and compliance services fees payable	1,511
Trustee fees payable	82
Other accrued liabilities	23,285

Total Liabilities	10,916,174

Net Assets	$302,591,549

Net Assets Consist of:
Capital	$304,025,342
Accumulated net investment income/(loss)	6,798,880
Accumulated net realized gains/(losses) from investment transactions	1,511,095
Net unrealized appreciation/(depreciation) on investments	(9,743,768)

Net Assets	$302,591,549

Shares of beneficial interest (unlimited number of shares authorized, no par value)	28,149,526
Net Asset Value (offering and redemption price per share)	$10.75

*	Includes securities on loan of $7,805,887.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income:
Interest	$5,716,143
Dividends	4,401,090
Income from securities lending	63,461
Foreign withholding tax	(247,823)

Total Investment Income	9,932,871

Expenses:
Manager fees	1,713,160
Administration fees	155,475
Distribution fees	611,841
Custodian fees	228,131
Administrative and compliance services fees	10,680
Trustee fees	18,540
Professional fees	20,527
Shareholder reports	22,229
Recoupment of prior expenses reimbursed by the Manager	53,765
Other expenses	11,325

Total expenses before reductions	2,845,673
Less expenses paid indirectly	(629)

Net expenses	2,845,044

Net Investment Income/(Loss)	7,087,827

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	2,074,269
Net realized gains/(losses) on forward currency contracts	(914,337)
Change in unrealized appreciation/depreciation on investments	(17,536,993)

Net Realized/Unrealized Gains/(Losses) on Investments	(16,377,061)

Change in Net Assets Resulting From Operations	$(9,289,234)

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets

	AZL Franklin Templeton Founding Strategy Plus Fund
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Change in Net Assets:
Operations:
Net investment income/(loss)	$7,087,827	$2,779,155
Net realized gains/(losses) on investment transactions	1,159,932	1,339,311
Change in unrealized appreciation/depreciation on investments	(17,536,993)	6,730,645

Change in net assets resulting from operations	(9,289,234)	10,849,111

Dividends to Shareholders:
From net investment income	(527,750)	(2,445,181)
From net realized gains on investments	(401,429)	(682,907)

Change in net assets resulting from dividends to shareholders	(929,179)	(3,128,088)

Capital Transactions:
Proceeds from shares issued	180,753,267	96,087,006
Proceeds from dividends reinvested	929,179	3,128,088
Value of shares redeemed	(25,852,336)	(4,908,478)

Change in net assets resulting from capital transactions	155,830,110	94,306,616

Change in net assets	145,611,697	102,027,639
Net Assets:
Beginning of period	156,979,852	54,952,213

End of period	$302,591,549	$156,979,852

Accumulated net investment income/(loss)	$6,798,880	$723,478

Share Transactions:
Shares issued	16,188,461	9,082,863
Dividends reinvested	88,917	285,688
Shares redeemed	(2,416,131)	(467,930)

Change in shares	13,861,247	8,900,621

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,		October 23, 2009 to December 31, 2009(a)
	2011	2010
Net Asset Value, Beginning of Period	$10.99	$10.20	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.23	0.20	0.04
Net Realized and Unrealized Gains/(Losses) on Investments	(0.43)	0.82	0.21

Total from Investment Activities	(0.20)	1.02	0.25

Dividends to Shareholders From:
Net Investment Income	(0.02)	(0.18)	(0.05)
Net Realized Gains	(0.02)	(0.05)	—

Total Dividends	(0.04)	(0.23)	(0.05)

Net Asset Value, End of Period	$10.75	$10.99	$10.20

Total Return(b)	(1.83)%	10.02%	2.45	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$302,592	$156,980	$54,952
Net Investment Income/(Loss)(d)	2.90%	3.13%	2.11%
Expenses Before Reductions(d)(e)	1.16%	1.25%	1.20%
Expenses Net of Reductions(d)	1.16%	1.19%	1.20%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)(f)	1.16%	1.19%	1.20%
Portfolio Turnover Rate	17%	17%	2	%(c)

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(f)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements

December 31, 2011

1.	Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Franklin Templeton Founding Strategy Plus Fund (the “Fund”). The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

—	AZL Allianz AGIC Opportunity Fund
—	AZL BlackRock Capital Appreciation Fund
—	AZL Columbia Mid Cap Value Fund
—	AZL Columbia Small Cap Value Fund
—	AZL Davis New York Venture Fund (formerly AZL Davis NY Venture Fund)
—	AZL Dreyfus Equity Growth Fund
—	AZL Eaton Vance Large Cap Value Fund
—	AZL Enhanced Bond Index Fund
—	AZL Franklin Small Cap Value Fund
—	AZL Franklin Templeton Founding Strategy Plus Fund
—	AZL Gateway Fund
—	AZL International Index Fund
—	AZL Invesco Equity and Income Fund (formerly AZL Van Kampen Equity and Income Fund)
—	AZL Invesco Growth and Income Fund (formerly AZL Van Kampen Growth and Income Fund)
—	AZL Invesco International Equity Fund
—	AZL JPMorgan International Opportunities Fund (formerly AZL Morgan Stanley International Equity Fund)
—	AZL JPMorgan U.S. Equity Fund
—	AZL MFS Investors Trust Fund
—	AZL Mid Cap Index Fund
—	AZL Money Market Fund
—	AZL Morgan Stanley Global Real Estate Fund
—	AZL Morgan Stanley Mid Cap Growth Fund
—	AZL NFJ International Value Fund
—	AZL Russell 1000 Growth Index Fund
—	AZL Russell 1000 Value Index Fund
—	AZL S&P 500 Index Fund
—	AZL Schroder Emerging Markets Equity Fund
—	AZL Small Cap Stock Index Fund
—	AZL Turner Quantitative Small Cap Growth Fund

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements, continued

December 31, 2011

foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Floating Rate Loans

The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. These loans are made by banks and other large financial institutions to various companies and are typically senior in the borrowing companies’ capital structure. Coupon rates are floating, not fixed and are tied to a benchmark lending rate. Loans involve a risk of loss in case of default or insolvency of the financial intermediaries who are parties to the transactions. A Fund records an investment when the borrower withdraws money and records the interest as earned.

Structured Notes

The Fund may invest in structured notes, the values of which are based on the price movements of a reference security or index. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. The terms of the structured notes may provide that in certain circumstances no principal is due at maturity and therefore, may result in a loss of invested capital. Structured notes may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

Securities Purchased on a When-Issued Basis

The Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve risk that the yield obtained in the

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements, continued

December 31, 2011

transaction will be less than that available in the market when the delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a when-issued basis, the Fund will segregate or designate cash or liquid assets equal to the amount of the commitment. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

Short Sales

The Fund may engage in short sales against the box (i.e., where the fund owns or has an unconditional right to acquire at no additional cost a security substantially similar to the security sold short) for hedging purposes to limit exposure to a possible market decline in the value of its portfolio securities. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund may also incur an interest expense if a security that has been sold short has an interest payment. When a Fund engages in a short sale, the Fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities) and is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Allianz Investment Management LLC (the “Manager”) to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are,

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements, continued

December 31, 2011

therefore, not considered to be illiquid investments. Securities on loan at December 31, 2011 are presented on the Fund’s Schedule of Portfolio Investments (“Schedule”). The average outstanding amount of securities on loan was $10.7 million for the year ended December 31, 2011.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $6,277 during the year ended December 31, 2011. These fees have been netted against Income from Securities Lending on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments that the Fund may utilize, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2011, the Fund entered into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The contract amount of forward currency contracts outstanding was $71.1 million as of December 31, 2011. The monthly average amount for these contracts was $47.9 million for the year ended December 31, 2011.

Futures Contracts

During the year ended December 31, 2011, the Fund did not enter into any futures contracts. The Fund may enter into futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Options Contracts

The Fund may purchase or write put and call options on a security or an index of securities. During the year ended December 31, 2011, the Fund used written call options to hedge against security prices (equity risk).

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements, continued

December 31, 2011

A stock index fluctuates with changes in the market values of the stocks included in the index, and therefore options on stock indexes and options on stocks involve elements of equity price risk.

Purchased Options Contracts – The Fund pays a premium which is included in “Investments, at value” on the Statement of Assets and Liabilities and marked to market to reflect the current value of the option. Premiums paid for purchasing put options that expire are treated as realized losses. When a put option is exercised or closed, premiums paid for purchasing put options are offset against proceeds to determine the realized gain/loss on the transaction. The Fund bears the risk of loss of the premium and change in value should the counterparty not perform under the contract.

Written Options Contracts – The Fund receives a premium which is recorded as a liability and is subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. The risk associated with writing an option is that the Fund bears the market risk of an unfavorable change in the price of an underlying asset and are required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value.

Realized gains and losses are reported as “Net realized gains/(losses) from option transactions” on the Statement of Operations.

The Fund had the following transactions in written call and put options during the year ended December 31, 2011:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2010	—	$—
Options written	(32)	(6,735)
Options exercised	30	2,685
Options expired	—	—
Options closed	—	—

Options outstanding at December 31, 2011	(2)	$(4,050)

Summary of Derivative Instruments

The following is a summary of the fair value of derivative instruments as of December 31, 2011:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value	Statement of Assets and Liabilities Location	Total Fair Value
Foreign Exchange Contracts	Unrealized appreciation on forward currency contracts	$2,637,876	Unrealized depreciation on forward currency contracts	$1,396,383
Equity Contracts	Investment securities, at value (purchased options)	$—	Written options	5,680

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements, continued

December 31, 2011

The following is a summary of the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2011:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income
Foreign Exchange Contracts	Net realized gains (losses) on forward currency contracts/change in unrealized appreciation/depreciation on investments	$(914,337)	$1,235,049
Equity Contracts	Net realized gains/(losses) on options contracts/change in unrealized appreciation/depreciation on investments	—	(1,630)

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained three independent money management organizations (the “Subadviser”), Franklin Advisers, Inc. (“Advisers”), Franklin Mutual Advisers, LLC (“Franklin Mutual”) and Templeton Global Advisors Limited (“Global Advisors”) to make investment decisions on behalf of the Fund. Pursuant to subadvisory agreements between the Manager and Advisers, the Manager and Franklin Mutual, and the Manager and Global Advisors, and the Trust, Advisers, Franklin Mutual and Global Advisors provide investment advisory services as Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2013.

For the year ended December 31, 2011, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Franklin Templeton Founding Strategy Plus Fund	0.70%	1.20%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2011, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the year ended December 31, 2011, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements, continued

December 31, 2011

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2011,$3,358 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting and a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2011, actual Trustee compensation was $924,000 in total for both Trusts.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements, continued

December 31, 2011

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Exchange traded futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2011 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total
Common Stocks:
Aerospace & Defense	$1,800,293	$849,524	$—	$2,649,817
Air Freight & Logistics	645,091	443,229	—	1,088,320
Automobiles	534,236	1,632,339	—	2,166,575
Beverages	2,309,468	1,420,327	—	3,729,795
Biotechnology	2,877,184	—	—	2,877,184
Building Products	623,368	—	—	623,368
Capital Markets	1,559,145	804,771	—	2,363,916
Chemicals	324,900	1,444,804	—	1,769,704
Commercial Banks	3,584,916	4,095,590	—	7,680,506
Communications Equipment	3,067,456	672,318	—	3,739,774
Computers & Peripherals	1,459,827	—	—	1,459,827
Consumer Finance	768,871	—	—	768,871
Diversified Financial Services	3,194,830	1,960,543	70,707	5,226,080
Diversified Telecommunication Services	1,212,786	2,266,665	—	3,479,451
Electric Utilities	4,504,430	1,068,565	—	5,572,995
Electronic Equipment, Instruments & Components	1,192,697	—	—	1,192,697
Energy Equipment & Services	2,611,004	—	—	2,611,004
Food & Staples Retailing	4,769,329	843,443	—	5,612,772
Food Products	2,598,617	164,568	—	2,763,185
Gas Utilities	121,286	—	—	121,286
Health Care Equipment & Supplies	2,683,701	—	—	2,683,701
Health Care Providers & Services	1,936,222	—	—	1,936,222
Household Durables	269,602	136,172	—	405,774
Independent Power Producers & Energy Traders	554,997	—	—	554,997
Industrial Conglomerates	1,757,329	1,891,148	—	3,648,477
Insurance	3,842,507	3,048,470	—	6,890,977
Internet Software & Services	749,244	—	—	749,244
Leisure Equipment & Products	440,496	—	—	440,496

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements, continued

December 31, 2011

Investment Securities:	Level 1	Level 2	Level 3	Total
Machinery	$1,077,113	$—	$—	$1,077,113
Marine	420,716	789,778	—	1,210,494
Media	8,159,533	1,723,581	—	9,883,114
Metals & Mining	466,750	1,623,825	—	2,090,575
Multi-Utilities	2,777,767	—	—	2,777,767
Multiline Retail	1,098,435	376,072	—	1,474,507
Office Electronics	1,250,994	306,128	—	1,557,122
Oil, Gas & Consumable Fuels	10,872,239	5,957,014	—	16,829,253
Paper & Forest Products	1,676,221	—	—	1,676,221
Pharmaceuticals	11,511,679	5,567,239	—	17,078,918
Real Estate Investment Trusts (REITs)	139,131	72,740	—	211,871
Real Estate Management & Development	55,981	359,904	—	415,885
Semiconductors & Semiconductor Equipment	1,042,750	1,622,903	—	2,665,653
Software	4,115,689	1,425,909	—	5,541,598
Specialty Retail	205,576	633,392	—	838,968
Tobacco	3,294,623	4,030,454	—	7,325,077
Wireless Telecommunication Services	1,157,087	3,560,579	—	4,717,666
All Other Common Stocks+	—	5,971,022	—	5,971,022
Preferred Stocks+	331,950	—	—	331,950
Equity Linked Notes+	—	533,180	—	533,180
Convertible Preferred Stocks:
Oil, Gas & Consumable Fuels	—	514,937	—	514,937
Real Estate Investment Trusts (REITs)	—	55,391	—	55,391
All Other Convertible Preferred Stocks+	1,673,085	—	—	1,673,085
Convertible Bonds	—	1,014,494	—	1,014,494
Floating Rate Loans+	—	6,386,693	—	6,386,693
Collateralized Mortgage Obligations	—	431,599	—	431,599
Corporate Bonds+	—	33,783,939	—	33,783,939
Foreign Bonds	—	58,284,598	—	58,284,598
Yankee Dollars	—	8,931,759	—	8,931,759
Municipal Bonds	—	266,942	—	266,942
U.S. Government Agency	—	455,000	—	455,000
Warrants	—	4,500	—	4,500
Securities Held as Collateral for Securities on Loan	—	8,120,309	—	8,120,309
Unaffiliated Investment Company	24,487,520	—	—	24,487,520

Total Investment Securities	127,808,671	175,546,357	70,707	303,425,735

Other Financial Instruments:*
Written Call Options	(5,680)	—	—	(5,680)
Forward Currency Contracts	—	1,241,493	—	1,241,493

Total Investments	$127,802,991	$176,787,850	$70,707	$304,661,548

*	Other Financial Instruments would include any derivative instruments, such as futures contracts, forward currency contracts and option contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.
+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

As of December 31, 2011, the Fund held securities that were valued in good faith pursuant to procedures approved by the Board of Trustees. The inputs used to value the Canary Wharf Group plc common stock included a discount applied to the closing price of a similar security that held the majority of the Company’s shares. The Bond Street Holding LLC, Class A common stock was valued at the last traded price.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements, continued

December 31, 2011

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of December 31, 2010	Net Realized gains/(losses)	Change in unrealized appreciation/ depreciation	Gross purchases	Settlements	Transfers in/ (out) of Level 3	Balance as of December 31, 2011
Investment Securities:
Common Stocks:
Diversified Finanical Services	$81,086	$—	$(11,261)	$882	$—	$—	$70,707
Electric Utilities	53,349	12,870	(15,426)	—	(50,793)	—	—

Total Investment Securities	$134,435	$12,870	$(26,687)	$882	$(50,793)	$—	$70,707

The Fund recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1, 2 or 3 as of December 31, 2011.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Adoption of ASU 2011-04 will have no effect on the Fund’s net assets. At this time, management is evaluating the impact of ASU 2011-04 on the financial statement disclosures.

5.	Security Purchases and Sales

For the year ended December 31, 2011, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Franklin Templeton Strategy Plus Fund	$186,556,178	$36,173,620

6.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2011 is $314,512,735. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$13,671,411
Unrealized depreciation	(24,764,091)

Net unrealized depreciation	$(11,092,680)

The tax character of dividends paid to shareholders during the year ended December 31, 2011 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Franklin Templeton Founding Strategy Plus Fund	$781,041	$148,138	$929,179

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements, continued

December 31, 2011

The tax character of dividends paid to shareholders during the year ended December 31, 2010 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Franklin Templeton Founding Strategy Plus Fund	$3,104,374	$23,714	$3,128,088

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2011, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Franklin Templeton Founding Strategy Plus Fund	$8,687,579	$1,691,049	$(11,812,421)	$(1,433,793)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Franklin Templeton Founding Strategy Plus Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio

February 24, 2012

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2011, 26.21% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2011, the Fund declared net long-term capital gain distributions of $148,139.

During the year ended December 31, 2011, the Fund declared net short-term capital gain distributions of $253,280.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2011. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 19, 2011, and at an “in person” Board of Trustees meeting held October 26, 2011. The Agreements were approved at the Board meeting of October 26, 2011. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2013. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager and Subadvisers.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2)  The investment performance of the Funds, the Manager and the Subadvisers.  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 26, 2011, the Manager reported that for the three year period ended June 30, 2011, ten Funds were in the top 40%, six were in the middle 20% and five were in the bottom 40%, and for the one year period ended June 30, 2011, nine Funds were in the top 40%, eight were in the middle 20%, and 11 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2011, nine Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40%. At the Board of Trustees meeting held October 26, 2011, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 29 Funds reviewed by the Board of Trustees in the fall of 2011, 24 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2012 for the 29 Funds was as follows: (1) 21 of the Funds had total expense rankings at or below the 50th percentile; (2) three of the Funds were between the 50th and 65th percentiles; (3) for three of the Funds with expense ranks above the 65th percentile, the Manager recommended, and the Board of Trustees approved, temporary management fee waivers effective May 1, 2012, which are expected to reduce such rankings to the 65th percentile or below; (4) for one Fund with an expense rank above the 65th percentile, the Manager expects such Fund to be below the 65th percentile in 2012 because of greater Fund assets; and (5) for one Fund with an expense rank above the 65th percentile, the Manager reported that the peer group makes for poor comparability.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2009 through June 30, 2011. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2011 were approximately $6.2 billion, and that no single non-money market Fund had assets in excess of $428 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2012, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc., 2005 to present; EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	42	Argus Group Holdings; Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 54 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	42	Luther College
Roger Gelfenbien, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	42	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, 2012 to present; General Partner of Fairview Capital, L.P., 1994 to present	42	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to present; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002; Consultant to Hartford Insurance Co., 2001	42	None
Peter W. McClean, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	42	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	42	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the Fund Complex During Past 5 Years
Robert DeChellis, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	42	None
Brian Muench, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	42	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Allianz Life from April 2011, to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.
Michael Radmer, Age 66 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/04	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007; Vice President, Fund Administration, Columbia Management, July 2002 to December 2005.
Stephen G. Simon , Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.	ANNRPT1211 2/12
These Funds are not FDIC Insured.

AZL® Gateway Fund

Annual Report

December 31, 2011

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Information

Approval of Investment Advisory and Subadvisory Agreementsss

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Gateway Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Gateway Fund, and Gateway Investment Advisers, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2011?

For the year ended December 31, 2011, the AZL® Gateway Fund returned 3.06%. That compared to a 2.11% total return for its benchmark, the S&P 500 Index1.

The Fund’s objective is to capture the majority of the returns associated with equity market investments while exposing investors to less risk than other equity investments. The Fund implements its strategy by holding a broadly diversified portfolio of common stocks, while also selling index call options and purchasing index put options. The use of index call options helps reduce the Fund’s volatility and provides steady cash flow that comprises an important source of the Fund’s return. However, index call options reduce the Fund’s ability to profit from increases in the value of its equity portfolio. The Fund also purchases index put options, which may help protect the Fund against significant market declines that could occur over a short period of time.*

Volatility is an important driver of options pricing: The greater the volatility in the marketplace, the higher the premium on index call options. During the period under review, the volatility in daily stock market movements drove up the implied volatility embedded in option prices. Heightened volatility directly translates into higher cash flow received for the Fund’s sale of index call options. In contrast to the S&P 500 Index, which was close to flat for the year, the Chicago Board Options Exchange Market Volatility Index2 (the “VIX”)—a commonly accepted measure of equity market volatility—increased nearly 32%. Elevated VIX levels were especially beneficial to the Fund’s performance relative to the S&P 500 during the second half of the year.*

The Fund’s management team uses a consistent process to maintain the Fund’s diversified equity portfolio so that it closely tracks the performance of the S&P 500. The Portfolio managers strive to avoid material deviations from the S&P 500 in terms of style or sector weightings. The over- or under-performance of the Fund compared to the benchmark is usually a direct result of the Fund’s hedging strategy. Specifically, in strong bull markets, the Fund will generally lag the broad equity market, as the opportunity cost of risk management becomes more apparent. Conversely, if the broad equity market sells off, the benefits of hedging and risk management are easier to see. An example of the latter phenomenon occurred in the second half of 2011, when the Fund rose 0.58%, and the S&P 500 fell 3.68%. This strong relative performance occurred in part because of the collection of time premium for the Fund’s call writing, or the degree to which the Fund was able to take advantage of the difference between the price of options and their intrinsic value.*

Another important factor supporting the Fund’s performance was the sale of a portion of its put protection in early August as the stock market decline began in earnest. However, the declining volatility level during October created a favorable pricing environment that allowed the Fund’s investment management team to restore index put options to the levels that occurred at the beginning of August.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2011.
[1]

The Standard & Poor’s 500® Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

[2]

Chicago Board Options Exchange Market Volatility Index (“VIX”) is a measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectations of 30 day volatility.

Investors cannot invest directly in an index.

1

AZL® Gateway Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a broadly diversified portfolio of common stocks, while also selling index call options and buying index put options.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2011

	1 Year	Since Inception (4/30/10)
AZL® Gateway Fund	3.06%	3.02%
S&P 500 Index	2.11%	5.74%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio1

Gross
AZL® Gateway Fund	1.61%

The above expense ratios are based on the current Fund prospectus dated May 1, 2011. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.25% through April 30, 2013. Additional information pertaining to the December 31, 2011 expense ratios can be found in the financial highlights.

[1]

Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fund Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and Expenses the Fund’s gross ratio would be 1.59%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), an unmanaged index that is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, which is a measure of the U.S. Stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Gateway Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Gateway Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only. Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period** 7/1/11 - 12/31/11
AZL Gateway Fund	$1,000.00	$1,005.80	$6.32	1.25%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period** 7/1/11 - 12/31/11
AZL Gateway Fund	$1,000.00	$1,018.90	$6.36	1.25%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
**	Excludes expense paid indirectly.

Portfolio Composition

(Unaudited)

Investments	Percent of net assets+
Information Technology	19.2%
Financials	11.9
Energy	11.8
Health Care	11.2
Industrials	11.0
Consumer Discretionary	10.6
Consumer Staples	10.1
Unaffiliated Investment Company	9.3
Utilities	4.6
Telecommunication Services	3.9
Materials	3.3
Purchased Put Options	0.3

Total	107.2%

+	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Gateway Fund

Schedule of Portfolio Investments

December 31, 2011

Shares		Fair Value

Common Stocks +(97.6%):
Aerospace & Defense (2.6%):
4,860	Boeing Co. (The)	$356,481
1,520	Goodrich Corp.	188,024
4,365	Honeywell International, Inc.	237,238
3,835	Raytheon Co.	185,537
5,265	United Technologies Corp.	384,819

		1,352,099

Air Freight & Logistics (1.0%):
7,150	United Parcel Service, Inc., Class B	523,309

Auto Components (0.0%):
1,560	Cooper Tire & Rubber Co.	21,856

Automobiles (0.2%):
11,690	Ford Motor Co.	125,784

Beverages (2.4%):
10,290	Coca-Cola Co. (The)	719,992
8,235	PepsiCo, Inc.	546,392

		1,266,384

Biotechnology (1.2%):
5,115	Amgen, Inc.	328,434
1,240	Biogen Idec, Inc.*	136,462
3,080	Gilead Sciences, Inc.*	126,064
610	Human Genome Sciences, Inc.*	4,508
2,850	PDL BioPharma, Inc.	17,670

		613,138

Capital Markets (1.6%):
8,450	Charles Schwab Corp. (The)	95,147
3,625	Eaton Vance Corp.	85,695
3,070	Goldman Sachs Group, Inc. (The)	277,620
6,405	Legg Mason, Inc.	154,040
9,930	Morgan Stanley	150,241
650	TD Ameritrade Holding Corp.	10,173
1,835	Waddell & Reed Financial, Inc., Class A	45,453

		818,369

Chemicals (2.0%):
9,450	Dow Chemical Co. (The)	271,782
7,810	E.I. du Pont de Nemours & Co.	357,542
4,360	Eastman Chemical Co.	170,302
1,190	Monsanto Co.	83,383
3,960	Olin Corp.	77,814
2,980	RPM International, Inc.	73,159

		1,033,982

Commercial Banks (2.4%):
1,640	Associated Banc-Corp.	18,319
1,260	FirstMerit Corp.	19,064
1,680	Old National Bancorp	19,572
120	Toronto-Dominion Bank (The)	8,977

Shares		Fair Value

Common Stocks, continued
Commercial Banks, continued
12,475	U.S. Bancorp	$337,448
31,155	Wells Fargo & Co.	858,632

		1,262,012

Commercial Services & Supplies (0.5%):
2,995	Avery Dennison Corp.	85,896
760	Deluxe Corp.	17,298
2,400	R.R. Donnelley & Sons Co.	34,632
4,155	Waste Management, Inc.	135,910

		273,736

Communications Equipment (2.1%):
22,470	Cisco Systems, Inc.	406,258
1,813	Motorola Mobility Holdings, Inc.*	70,344
2,129	Motorola Solutions, Inc.	98,551
320	Plantronics, Inc.	11,405
9,490	QUALCOMM, Inc.	519,103

		1,105,661

Computers & Peripherals (4.1%):
4,335	Apple, Inc.*	1,755,675
4,040	Dell, Inc.*	59,105
1,200	EMC Corp.*	25,848
10,535	Hewlett-Packard Co.	271,382

		2,112,010

Consumer Finance (0.6%):
3,400	American Express Co.	160,378
5,600	Discover Financial Services	134,400

		294,778

Containers & Packaging (0.1%):
1,110	Sonoco Products Co.	36,586

Distributors (0.3%):
2,775	Genuine Parts Co.	169,830

Diversified Financial Services (2.8%):
34,415	Bank of America Corp.	191,347
10,158	Citigroup, Inc.	267,257
765	CME Group, Inc.	186,408
23,960	JPMorgan Chase & Co.	796,670
1,595	NYSE Euronext	41,629

		1,483,311

Diversified Telecommunication Services (3.7%):
35,485	AT&T, Inc.	1,073,066
12,804	Frontier Communications Corp.	65,941
19,575	Verizon Communications, Inc.	785,349

		1,924,356

Electric Utilities (1.8%):
19,165	Duke Energy Corp.	421,630
770	Hawaiian Electric Industries, Inc.	20,390
9,815	Pepco Holdings, Inc.	199,244
5,600	Progress Energy, Inc.	313,712

		954,976

continued

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Gateway Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Electrical Equipment (0.6%):
5,210	Emerson Electric Co.	$242,734
960	Hubbell, Inc., Class B	64,186

		306,920

Electronic Equipment, Instruments & Components (0.4%):
10,490	Corning, Inc.	136,160
2,520	TE Connectivity, Ltd.	77,641

		213,801

Energy Equipment & Services (2.2%):
2,270	Baker Hughes, Inc.	110,413
575	CARBO Ceramics, Inc.	70,915
190	Diamond Offshore Drilling, Inc.	10,499
7,040	Halliburton Co.	242,950
4,645	Patterson-UTI Energy, Inc.	92,807
8,151	Schlumberger, Ltd.	556,795
1,220	Tidewater, Inc.	60,146

		1,144,525

Food & Staples Retailing (1.7%):
8,215	CVS Caremark Corp.	335,008
1,790	Supervalu, Inc.	14,535
9,240	Wal-Mart Stores, Inc.	552,182

		901,725

Food Products (1.5%):
7,580	ConAgra Foods, Inc.	200,112
12,250	Kraft Foods, Inc., Class A	457,660
7,165	Sara Lee Corp.	135,562

		793,334

Gas Utilities (0.8%):
636	AGL Resources, Inc.	26,877
1,820	National Fuel Gas Co.	101,156
2,390	ONEOK, Inc.	207,189
1,290	WGL Holdings, Inc.	57,044

		392,266

Health Care Equipment & Supplies (1.3%):
4,060	Baxter International, Inc.	200,889
4,750	Boston Scientific Corp.*	25,365
1,220	Covidien plc	54,912
390	Intuitive Surgical, Inc.*	180,574
5,115	Medtronic, Inc.	195,649

		657,389

Health Care Providers & Services (2.1%):
4,905	Aetna, Inc.	206,942
1,845	Coventry Health Care, Inc.*	56,033
1,600	HCA Holdings, Inc.*	35,248
2,980	Medco Health Solutions, Inc.*	166,582
8,020	UnitedHealth Group, Inc.	406,453
1,080	Universal Health Services, Inc., Class B	41,969
2,520	WellPoint, Inc.	166,950

		1,080,177

Shares		Fair Value

Common Stocks, continued
Health Care Technology (0.0%):
600	Quality Systems, Inc.	$22,194

Hotels, Restaurants & Leisure (1.9%):
6,840	International Game Technology	117,648
650	Las Vegas Sands Corp.*	27,775
7,775	McDonald’s Corp.	780,066
520	Tim Hortons, Inc.	25,178
2,590	Wendy’s Co. (The)	13,882
190	Wynn Resorts, Ltd.	20,993

		985,542

Household Durables (0.8%):
5,500	Leggett & Platt, Inc.	126,720
5,455	Newell Rubbermaid, Inc.	88,098
700	Toll Brothers, Inc.*	14,294
2,105	Tupperware Brands Corp.	117,817
970	Whirlpool Corp.	46,027

		392,956

Household Products (2.0%):
2,020	Colgate-Palmolive Co.	186,628
2,045	Kimberly-Clark Corp.	150,430
10,645	Procter & Gamble Co. (The)	710,128

		1,047,186

Industrial Conglomerates (2.3%):
3,185	3M Co.	260,310
48,705	General Electric Co.	872,307
1,490	Tyco International, Ltd.	69,598

		1,202,215

Insurance (2.5%):
540	AEGON NV, NYS*	2,171
1,660	AFLAC, Inc.	71,812
6,160	Allstate Corp. (The)	168,846
1,570	American International Group, Inc.*	36,424
900	Aon Corp.	42,120
2,810	Arthur J. Gallagher & Co.	93,967
1,900	Berkshire Hathaway, Inc., Class B*	144,970
4,255	Fidelity National Financial, Inc., Class A	67,782
410	Kemper Corp.	11,976
4,460	Lincoln National Corp.	86,613
4,665	Marsh & McLennan Cos., Inc.	147,507
870	Mercury General Corp.	39,689
4,930	Old Republic International Corp.	45,701
1,570	Principal Financial Group, Inc.	38,622
2,990	Travelers Cos., Inc. (The)	176,918
6,905	XL Group plc	136,512

		1,311,630

Internet & Catalog Retail (0.7%):
1,995	Amazon.com, Inc.*	345,335

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Gateway Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Internet Software & Services (2.4%):
2,360	Akamai Technologies, Inc.*	$76,181
660	AOL, Inc.*	9,966
200	Baidu, Inc., Sponsored ADR*	23,294
7,110	eBay, Inc.*	215,646
1,335	Google, Inc., Class A*	862,276
1,890	VeriSign, Inc.	67,511

		1,254,874

IT Services (4.2%):
6,530	Automatic Data Processing, Inc.	352,685
1,500	Broadridge Financial Solutions, Inc.	33,825
3,220	Cognizant Technology Solutions Corp., Class A*	207,078
2,420	Fidelity National Information Services, Inc.	64,348
5,375	International Business Machines Corp.	988,355
320	Lender Processing Services, Inc.	4,822
7,765	Paychex, Inc.	233,804
1,390	Visa, Inc., Class A	141,127
8,115	Western Union Co.	148,180

		2,174,224

Leisure Equipment & Products (0.4%):
3,750	Eastman Kodak Co.*	2,436
7,010	Mattel, Inc.	194,597

		197,033

Machinery (3.2%):
2,640	Caterpillar, Inc.	239,184
3,090	Cummins, Inc.	271,982
3,200	Deere & Co.	247,520
5,320	Eaton Corp.	231,580
2,225	Parker Hannifin Corp.	169,656
1,020	Pentair, Inc.	33,956
1,005	Snap-On, Inc.	50,873
1,685	SPX Corp.	101,555
4,090	Stanley Black & Decker, Inc.	276,484
1,830	Timken Co.	70,839

		1,693,629

Media (2.4%):
6,675	News Corp., Class B	121,352
3,315	Omnicom Group, Inc.	147,783
2,520	Time Warner Cable, Inc.	160,196
7,300	Time Warner, Inc.	263,822
700	Virgin Media, Inc.	14,966
14,620	Walt Disney Co. (The)	548,250

		1,256,369

Metals & Mining (0.9%):
13,275	Alcoa, Inc.	114,829
930	Companhia Siderurgica Nacional SA, Sponsored ADR	7,607

Shares		Fair Value

Common Stocks, continued
Metals & Mining, continued
3,020	Freeport-McMoRan Copper & Gold, Inc.	$111,106
3,675	Gerdau SA, Sponsored ADR	28,702
2,710	Nucor Corp.	107,234
1,750	Southern Copper Corp.	52,815
600	Steel Dynamics, Inc.	7,890
1,100	Worthington Industries, Inc.	18,018

		448,201

Multi-Utilities (2.0%):
5,930	Ameren Corp.	196,461
2,400	CenterPoint Energy, Inc.	48,216
5,165	Consolidated Edison, Inc.	320,385
2,655	Integrys Energy Group, Inc.	143,848
1,285	OGE Energy Corp.	72,872
7,410	Public Service Enterprise Group, Inc.	244,604

		1,026,386

Multiline Retail (1.1%):
4,165	J.C. Penney Co., Inc.	146,400
7,040	Macy’s, Inc.	226,547
3,770	Nordstrom, Inc.	187,406
10	Sears Holdings Corp.*	318
450	Target Corp.	23,049

		583,720

Oil, Gas & Consumable Fuels (9.6%):
7,695	Chesapeake Energy Corp.	171,522
11,310	Chevron Corp.	1,203,384
590	CNOOC, Ltd., Sponsored ADR	103,061
9,350	ConocoPhillips	681,334
2,020	Consol Energy, Inc.	74,134
23,240	Exxon Mobil Corp.	1,969,822
6,350	Occidental Petroleum Corp.	594,995
3,955	Southwestern Energy Co.*	126,323
1,170	Statoil ASA, Sponsored ADR	29,964
530	Total SA, Sponsored ADR	27,088

		4,981,627

Paper & Forest Products (0.4%):
6,760	MeadWestvaco Corp.	202,462

Personal Products (0.1%):
4,540	Avon Products, Inc.	79,314

Pharmaceuticals (6.7%):
9,680	Abbott Laboratories	544,306
1,810	Bristol-Myers Squibb Co.	63,784
2,600	Eli Lilly & Co.	108,056
2,410	GlaxoSmithKline plc, Sponsored ADR	109,968
12,800	Johnson & Johnson Co.	839,424
18,960	Merck & Co., Inc.	714,792
50,735	Pfizer, Inc.	1,097,906

		3,478,236

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Gateway Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Professional Services (0.1%):
640	Dun & Bradstreet Corp.	$47,891

Real Estate Investment Trusts (REITs) (1.8%):
8,550	Annaly Capital Management, Inc.	136,458
10,280	Duke Realty Corp.	123,874
440	Hatteras Financial Corp.	11,603
1,170	Healthcare Realty Trust, Inc.	21,750
6,490	Liberty Property Trust	200,411
4,175	Mack-Cali Realty Corp.	111,431
4,345	Senior Housing Properties Trust	97,502
4,088	Ventas, Inc.	225,371

		928,400

Road & Rail (0.5%):
12,725	CSX Corp.	267,989

Semiconductors & Semiconductor Equipment (2.4%):
6,920	Advanced Micro Devices, Inc.*	37,368
560	Altera Corp.	20,776
2,590	Analog Devices, Inc.	92,670
1,310	Applied Materials, Inc.	14,030
120	First Solar, Inc.*	4,051
25,515	Intel Corp.	618,739
2,625	Linear Technology Corp.	78,829
450	Maxim Integrated Products, Inc.	11,718
3,615	Microchip Technology, Inc.	132,417
3,575	NVIDIA Corp.*	49,550
5,040	Texas Instruments, Inc.	146,714
1,860	Xilinx, Inc.	59,632

		1,266,494

Software (3.6%):
5,400	Activision Blizzard, Inc.	66,528
3,085	Adobe Systems, Inc.*	87,213
2,510	Autodesk, Inc.*	76,128
40,785	Microsoft Corp.	1,058,779
21,275	Oracle Corp.	545,704
3,420	Symantec Corp.*	53,523

		1,887,875

Specialty Retail (2.8%):
1,830	Abercrombie & Fitch Co., Class A	89,377
3,840	American Eagle Outfitters, Inc.	58,714
2,125	Best Buy Co., Inc.	49,661
1,770	Foot Locker, Inc.	42,197
2,205	Gap, Inc. (The)	40,903
11,925	Home Depot, Inc.	501,327
4,810	Limited Brands, Inc.	194,083
7,950	Lowe’s Cos., Inc.	201,771
4,240	RadioShack Corp.	41,170
2,930	Tiffany & Co.	194,142
720	TJX Cos., Inc. (The)	46,476

		1,459,821

Shares or Contracts		Fair Value

Common Stocks, continued
Thrifts & Mortgage Finance (0.2%):
1,394	Capitol Federal Financial, Inc.	$16,087
9,005	New York Community Bancorp, Inc.	111,392

		127,479

Tobacco (2.3%):
12,730	Altria Group, Inc.	377,444
8,195	Philip Morris International, Inc.	643,144
3,340	Reynolds American, Inc.	138,343
1,721	Vector Group, Ltd.	30,565

		1,189,496

Trading Companies & Distributors (0.1%):
1,255	GATX Corp.	54,793

Wireless Telecommunication Services (0.2%):
1,800	Clearwire Corp., Class A*	3,492
2,970	Vodafone Group plc, Sponsored ADR	83,249

		86,741

Total Common Stocks (Cost $49,348,920)		50,862,426

Purchased Put Options (0.3%):
84	On S&P 500 Index, Strike @ 1,125 Exp. 1/21/12	16,380
123	On S&P 500 Index, Strike @ 1,100 Exp. 1/21/12	14,760
58	On S&P 500 Index, Strike @ 1,075 Exp. 2/18/12	36,540
59	On S&P 500 Index, Strike @ 1,125 Exp. 2/18/12	63,130
75	On S&P 500 Index, Strike @ 1,100 Exp. 2/18/12	61,500

Total Purchased Put Options (Cost $809,838)		192,310

Unaffiliated Investment Company (9.3%):
4,829,614	Dreyfus Treasury Prime Cash Management, 0.00%(a)	4,829,614

Total Unaffiliated Investment Company (Cost $4,829,614)		4,829,614

Total Investment Securities (Cost $54,988,372)(b) — 107.2%		55,884,350
Net other assets (liabilities) — (7.2)%		(3,768,679)

Net Assets — 100.0%		$52,115,671

7

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Gateway Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Percentages indicated are based on net assets as of December 31, 2011.

ADR—American Depositary Receipt

NYS—New York Shares

*	Non-income producing security

+	All or a portion of each common stock has been pledged as collateral for outstanding call options written.

(a)	The rate represents the effective yield at December 31, 2011.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

Written Call Options (-4.7%)
Number of Contracts		Fair Value
(49)	On S&P 500 Index, Strike @1175, Exp. 1/21/12	$(426,055)
(48)	On S&P 500 Index, Strike @1200, Exp. 1/21/12	(312,240)
(47)	On S&P 500 Index, Strike @1225, Exp. 1/21/12	(211,265)
(50)	On S&P 500 Index, Strike @1250, Exp. 1/21/12	(138,250)
(51)	On S&P 500 Index, Strike @1200, Exp. 2/18/12	(396,015)
(108)	On S&P 500 Index, Strike @1225, Exp. 2/18/12	(642,060)
(46)	On S&P 500 Index, Strike @1225, Exp. 3/17/12	(321,770)

Total Written Call Options (Premiums received $(2,417,493))		$(2,447,655)

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Gateway Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investment securities, at cost	$54,988,372

Investment securities, at value	$55,884,350
Interest and dividends receivable	94,495
Receivable for capital shares issued	125,608
Receivable for expenses paid indirectly	1,606
Prepaid expenses	649

Total Assets	56,106,708

Liabilities:
Written options (Premiums received $2,417,493)	2,447,655
Payable for investments purchased	1,487,925
Payable for capital shares redeemed	291
Manager fees payable	38,148
Administration fees payable	1,868
Distribution fees payable	10,353
Custodian fees payable	1,910
Administrative and compliance services fees payable	208
Trustee fees payable	11
Other accrued liabilities	2,668

Total Liabilities	3,991,037

Net Assets	$52,115,671

Net Assets Consist of:
Capital	$50,901,986
Accumulated net investment income/(loss)	458,963
Accumulated net realized gains/(losses) from investment transactions	(111,094)
Net unrealized appreciation/(depreciation) on investments	865,816

Net Assets	$52,115,671

Shares of beneficial interest (unlimited number of shares authorized, no par value)	4,993,517
Net Asset Value (offering and redemption price per share)	$10.44

Statement of Operations

For the Year Ended December 31, 2011

Investment Income:
Dividends	$873,493
Foreign withholding tax	(140)

Total Investment Income	873,353

Expenses:
Manager fees	267,836
Administration fees	20,260
Distribution fees	83,699
Custodian fees	15,173
Administrative and compliance services fees	1,484
Trustee fees	2,509
Professional fees	2,887
Shareholder reports	2,693
Recoupment of prior expenses reimbursed by the Manager	21,020
Other expenses	938

Total expenses before reductions	418,499
Less expenses paid indirectly	(4,551)

Net expenses	413,948

Net Investment Income/(Loss)	459,405

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	(218,514)
Net realized gains/(losses) on options contracts	588,596
Change in unrealized appreciation/depreciation on investments	220,721

Net Realized/Unrealized Gains/(Losses) on Investments	590,803

Change in Net Assets Resulting From Operations	$1,050,208

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets

	AZL Gateway Fund
	For the Year Ended December 31, 2011	April 30, 2010 to December 31, 2010(a)
Change in Net Assets:
Operations:
Net investment income/(loss)	$459,405	$101,692
Net realized gains/(losses) on investment transactions	370,082	(484,438)
Change in unrealized appreciation/depreciation on investments	220,721	645,095

Change in net assets resulting from operations	1,050,208	262,349

Dividends to Shareholders:
From net investment income	—	(107,605)

Change in net assets resulting from dividends to shareholders	—	(107,605)

Capital Transactions:
Proceeds from shares issued	46,584,624	20,729,615
Proceeds from dividends reinvested	—	107,605
Value of shares redeemed	(11,736,376)	(4,774,749)

Change in net assets resulting from capital transactions	34,848,248	16,062,471

Change in net assets	35,898,456	16,217,215
Net Assets:
Beginning of period	16,217,215	—

End of period	$52,115,671	$16,217,215

Accumulated net investment income/(loss)	$458,963	$2,324

Share Transactions:
Shares issued	4,543,347	2,076,896
Dividends reinvested	—	10,622
Shares redeemed	(1,150,647)	(486,701)

Change in shares	3,392,700	1,600,817

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Gateway Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2011	April 30, 2010 to December 31, 2010(a)
Net Asset Value, Beginning of Period	$10.13	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.09	0.07
Net Realized and Unrealized Gains/(Losses) on Investments	0.22	0.13

Total from Investment Activities	0.31	0.20

Dividends to Shareholders From:
Net Investment Income	—	(0.07)

Total Dividends	—	(0.07)

Net Asset Value, End of Period	$10.44	$10.13

Total Return(b)	3.06%	1.98	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$52,116	$16,217
Net Investment Income/(Loss)(d)	1.37%	1.38%
Expenses Before Reductions(d)(e)	1.25%	1.59%
Expenses Net of Reductions(d)	1.24%	1.25%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)(f)	1.25%	1.25%
Portfolio Turnover Rate	12%	28	%(c)

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(f)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Gateway Fund

Notes to the Financial Statements

December 31, 2011

1.	Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Gateway Fund (the “Fund”). The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

—	AZL Allianz AGIC Opportunity Fund
—	AZL BlackRock Capital Appreciation Fund
—	AZL Columbia Mid Cap Value Fund
—	AZL Columbia Small Cap Value Fund
—	AZL Davis New York Venture Fund (formerly AZL Davis NY Venture Fund)
—	AZL Dreyfus Equity Growth Fund
—	AZL Eaton Vance Large Cap Value Fund
—	AZL Enhanced Bond Index Fund
—	AZL Franklin Small Cap Value Fund
—	AZL Franklin Templeton Founding Strategy Plus Fund
—	AZL Gateway Fund
—	AZL International Index Fund
—	AZL Invesco Equity and Income Fund (formerly AZL Van Kampen Equity and Income Fund)
—	AZL Invesco Growth and Income Fund (formerly AZL Van Kampen Growth and Income Fund)
—	AZL Invesco International Equity Fund
—	AZL JPMorgan International Opportunities Fund (formerly AZL Morgan Stanley International Equity Fund)
—	AZL JPMorgan U.S. Equity Fund
—	AZL MFS Investors Trust Fund
—	AZL Mid Cap Index Fund
—	AZL Money Market Fund
—	AZL Morgan Stanley Global Real Estate Fund
—	AZL Morgan Stanley Mid Cap Growth Fund
—	AZL NFJ International Value Fund
—	AZL Russell 1000 Growth Index Fund
—	AZL Russell 1000 Value Index Fund
—	AZL S&P 500 Index Fund
—	AZL Schroder Emerging Markets Equity Fund
—	AZL Small Cap Stock Index Fund
—	AZL Turner Quantitative Small Cap Growth Fund

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Gateway Fund

Notes to the Financial Statements, continued

December 31, 2011

foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Gateway Fund

Notes to the Financial Statements, continued

December 31, 2011

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments that the Fund may utilize, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2011, the Fund did not enter into any forward currency contracts. The Fund may enter into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

Futures Contracts

During the year ended December 31, 2011, the Fund did not enter into any futures contracts. The Fund may enter into futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Options Contracts

The Fund seeks to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments. To meet this investment goal, the Fund invests in a broadly diversified portfolio of common stocks, while also selling index call options and purchasing index put options. Writing index call options reduces the Fund’s volatility, provides a steady cash flow and is an important source of the Fund’s return, although it reduces the Fund’s ability to profit from increases in the value of its equity portfolio. The Fund also buys index put options, which can protect the Fund from a significant market decline that may occur over a short period of time. The value of an index put option generally increases as the prices of stocks constituting the index decrease and decreases as those stocks increase in price. The combination of the diversified stock portfolio, the steady cash flow from the sale of index call options and the downside protection from index put options is intended to provide the Fund with the majority of the returns associated with equity market investments while exposing investors to less risk than other equity investments. During the year ended December 31, 2011, written index call options and purchased index put options were used in accordance with this objective.

A stock index fluctuates with changes in the market values of the stocks included in the index, and therefore options on stock indexes involve elements of equity price risk.

Purchased Options Contracts—The Fund pays a premium which is included in “Investments, at value” on the Statement of Assets and Liabilities and marked to market to reflect the current value of the option. Premiums paid for purchasing put options that expire are treated as realized losses. When a put option is exercised or closed, premiums paid for purchasing put options are offset against proceeds to determine the realized gain/loss on the transaction.

Written Options Contracts—The Fund receives a premium which is recorded as a liability and is subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Gateway Fund

Notes to the Financial Statements, continued

December 31, 2011

Realized gains and losses are reported as “Net realized gains/(losses) from option transactions” on the Statement of Operations.

The Fund had the following transactions in purchased call and put options during the year ended December 31, 2011:

	Number of Contracts	Cost
Options outstanding at December 31, 2010	128	$143,344
Options purchased	1,980	3,380,053
Options expired	(324)	(433,473)
Options closed	(1,385)	(2,280,086)

Options outstanding at December 31, 2011	399	$809,838

The Fund had the following transactions in written call and put options during the year ended December 31, 2011:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2010	(128)	$(478,370)
Options written	(2,474)	(10,484,683)
Options expired	—	—
Options closed	2,203	8,545,560

Options outstanding at December 31, 2011	(399)	$(2,417,493)

Summary of Derivative Instruments

The following is a summary of the fair value of derivative instruments as of December 31, 2011:

	Asset Derivatives		Liabilities Derivatives
Primary Risk Exposure	Statements of Assets and Liabilities Location	Total Fair Value	Statements of Assets and Liabilities Location	Total Fair Value
Equity Contracts	Investment securities, at value (purchased options)	$192,310	Written options	$2,447,655

The following is a summary of the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2011:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income
Equity Contracts	Net realized gains/(losses) on options contracts/change in unrealized appreciation/depreciation on investments	$588,596	$(444,946)

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Gateway Investment Advisers, LLC (“Gateway”), Gateway provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Gateway Fund

Notes to the Financial Statements, continued

December 31, 2011

other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2013.

For the year ended December 31, 2011, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Gateway Fund	0.80%	1.25%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2011, the contractual reimbursements that are subject to repayment by the Fund in subsequent years were as follows:

Expires 12/31/2013
AZL Gateway Fund	$3,980

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the year ended December 31, 2011, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2011, $446 was paid from the Fund relating to these fees and expenses.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Gateway Fund

Notes to the Financial Statements, continued

December 31, 2011

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting and a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2011, actual Trustee compensation was $924,000 in total for both Trusts.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Exchange traded futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

The Fund generally values index options at the average of the closing bid and ask quotations on the principal exchange on which the option is traded and are typically categorized as Level 1 in the fair value hierarchy. For options where market quotations are not readily available, fair value procedures as described below may be applied.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Gateway Fund

Notes to the Financial Statements, continued

December 31, 2011

Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2011, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2011 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks+	$50,862,426	$—	$—	$50,862,426
Purchased Put Options	192,310	—	—	192,310
Unaffiliated Investment Company	4,829,614	—	—	4,829,614

Total Investment Securities	55,884,350	—	—	55,884,350

Other Financial Instruments:*
Written Call Options	(2,447,655)	—	—	(2,447,655)

Total Investments	$53,436,695	$—	$—	$53,436,695

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.
*	Other Financial Investment would include any drivative instruments, such as futures contracts, forward contracts and option contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

The Fund recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1, 2 or 3 as of December 31, 2011.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Adoption of ASU 2011-04 will have no effect on the Fund’s net assets. At this time, management is evaluating the impact of ASU 2011-04 on the financial statement disclosures.

5.	Security Purchases and Sales

For the year ended December 31, 2011, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Gateway Fund	$38,117,589	$4,047,412

6.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Gateway Fund

Notes to the Financial Statements, continued

December 31, 2011

Cost for federal income tax purposes at December 31, 2011 is $52,948,479. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$3,313,619
Unrealized depreciation	(2,825,403)

Net unrealized appreciation	$488,216

As of the end of its tax year ended December 31, 2011, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the table below. Under the provisions of the Regulated Investment Company Modernization Act of 2010, CLCFs that originated in a tax year that began before December 23, 2010 (pre-effective CLCFs) may be carried forward, subject to certain limitations, and applied to offset future capital gains, and thus reduce the amount of distributable capital gains, for up to eight succeeding tax years, after which any unutilized CLCFs expire. Pre-effective CLCFs are applied as short-term capital loss regardless of whether the originating capital loss was short term or long term. CLCFs that originate in tax years beginning after December 22, 2010 (post-effective CLCFs), are applied consistent with the character in which they originated as a new loss on the first day of the immediately succeeding tax year, and thus take precedent over the application of pre-effective CLCFs. Post-effective CLCFs can be carried forward indefinitely.

Pre-effective CLCFs subject to expiration:

Expires 12/31/2018
AZL Gateway Fund	$10,170

Post-effective CLCFs not subject to expiration:

	Short Term Amount	Long Term Amount
AZL Gateway Fund	$135,557	$223,333

During the year ended December 31, 2011 there were no dividends paid to shareholders.

The tax character of dividends paid to shareholders during the year ended December 31, 2010 were as follows:

	Ordinary Income	Return of Capital	Net Long-Term Capital Gains	Total Distributions(a)
AZL Gateway Fund	$105,722	$1,883	$—	$107,605

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2011, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Gateway Fund	$446,839	$(369,060)	$1,135,906	$1,213,685

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Gateway Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2011, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2011, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio

February 24, 2012

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its

22

affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2011. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 19, 2011, and at an “in person” Board of Trustees meeting held October 26, 2011. The Agreements were approved at the Board meeting of October 26, 2011. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2013. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager and Subadvisers.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted

23

that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2)  The investment performance of the Funds, the Manager and the Subadvisers.  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 26, 2011, the Manager reported that for the three year period ended June 30, 2011, ten Funds were in the top 40%, six were in the middle 20% and five were in the bottom 40%, and for the one year period ended June 30, 2011, nine Funds were in the top 40%, eight were in the middle 20%, and 11 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2011, nine Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40%. At the Board of Trustees meeting held October 26, 2011, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 29 Funds reviewed by the Board of Trustees in the fall of 2011, 24 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2012 for the 29 Funds was as follows: (1) 21 of the Funds had total expense rankings at or below the 50th percentile; (2) three of the Funds were between the 50th and 65th percentiles; (3) for three of the Funds with expense ranks above the 65th percentile, the Manager recommended, and the Board of Trustees approved, temporary management fee waivers effective May 1, 2012, which are expected to reduce such rankings to the 65th percentile or below; (4) for one Fund with an expense rank above the 65th percentile, the Manager expects such Fund to be below the 65th percentile in 2012 because of greater Fund assets; and (5) for one Fund with an expense rank above the 65th percentile, the Manager reported that the peer group makes for poor comparability.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2009 through June 30, 2011. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful

24

profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2011 were approximately $6.2 billion, and that no single non-money market Fund had assets in excess of $428 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2012, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

25

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc., 2005 to present; EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	42	Argus Group Holdings; Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 54 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	42	Luther College
Roger Gelfenbien, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	42	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, 2012 to present; General Partner of Fairview Capital, L.P., 1994 to present	42	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to present; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002; Consultant to Hartford Insurance Co., 2001	42	None
Peter W. McClean, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	42	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	42	Connecticut Water Service, Inc.

26

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the Fund Complex During Past 5 Years
Robert DeChellis, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	42	None
Brian Muench, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	42	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Allianz Life from April 2011, to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.
Michael Radmer, Age 66 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/04	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007; Vice President, Fund Administration, Columbia Management, July 2002 to December 2005.
Stephen G. Simon, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

27

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.	ANNRPT1211 2/12
These Funds are not FDIC Insured.

AZL® International Index Fund

Annual Report

December 31, 2011

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® International Index Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® International Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2011?

For the year ended December 31, 2011, the AZL® International Index Fund returned –12.78%. That compared to a –11.73% total return for its benchmark, the MSCI EAFE Index1.

The Fund attempts to replicate the performance of the MSCI EAFE Index, which tracks the performance of 22 international equity markets.

International equities lost the trading tug-of-war between assets perceived as high risk and those perceived as low risk that characterized 2011. Political turmoil, natural disasters and, above all, global debt problems consumed investors’ attention and drove broad market swings. As the year progressed, news flow grew increasingly influential over investors’ trading activity, to the point where company fundamentals became virtually meaningless.

Early in the year, stocks moved unevenly higher despite political upheaval spreading across the Middle East and North Africa regions and a sharp rise in oil and other commodity prices. March brought devastating natural disasters that left Japan with massive infrastructure damage, resulting in global supply chain disruptions. All the while, inflationary pressures persisted in developing countries. Nevertheless, the global economy continued to expand, although at a slower pace. Solid corporate profits, improving labor market conditions and reasonably upbeat leading indicators pushed most of the world’s equity markets forward.

After reaching a peak at the end of April, equities were met with a sharp reversal when the heightened possibility of Greece defaulting on its debt rekindled fears about the potential impact of the sovereign debt crisis spreading in Europe. During the same weeks it became evident that the pace of economic growth had slowed in the United States and other developed nations. In the United States, a prolonged debt ceiling debate revealed the ineffectiveness of the nation’s policymakers and ultimately led to Standard & Poor’s decision to downgrade the U.S. government’s credit rating in early August. This announcement spurred one of the most volatile periods in equity trading history. Stock markets across the world swooned as debt problems in Europe spread to Italy and Spain, and global economic indicators grew increasingly bleak.

Equities rebounded in October as stronger economic data from the United States helped to calm fears of a global double-dip recession and European leaders demonstrated greater unity in their quest to stem the debt crisis. After months of deliberation, at last finance ministers agreed upon a new plan to reduce Greece’s debt burden, recapitalize the region’s banks and increase the size of the euro-zone bailout fund. However, a lack of details about the rescue plan raised doubts among investors and thwarted the rally at the end of October. International equities generally declined through the final two months of the year as political instability in Greece and Italy fueled uncertainty about whether Europe’s leaders would be able to contain the crisis. Market volatility softened in December with the support of global central bank actions and improving economic data.

Of the 22 developed countries in the MSCI EAFE Index, only Ireland (+13.71%) and New Zealand (+5.54%) posted gains for the year (in USD). While equity markets sold off broadly across Europe, countries participating in the euro currency union saw particularly painful losses. Greece (–62.77%) finished well below all other countries in the Index.

Health care was the top performing sector in the Fund’s benchmark in 2011. In addition, the defensive consumer staples sector outperformed amid highly volatile conditions. Heightened uncertainty did not bode well for the more cyclical materials sector. Financials were also battered by the world’s debt problems.*

The underperformance of the Fund compared to its benchmark was the result of Fund expenses that are not incurred by the benchmark.

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2011.
[1]

The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. Investors cannot invest directly in an index.

1

AZL® International Index Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE® Index”) as closely as possible. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in a statistically selected sampling of equity securities of companies included in the MSCI EAFE Index and in derivative instruments linked to the MSCI EAFE Index, primarily futures contracts.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2011

	1 Year	Since Inception (5/1/09)
AZL® International Index Fund	–12.78%	8.51%
MSCI EAFE Index (gross of withholding taxes)	–11.73%	10.33%
MSCI EAFE Index (net of withholding taxes)	–12.14%	9.85%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio

Gross
AZL® International Index Fund	0.83%

The above expense ratios are based on the current Fund prospectus dated May 1, 2011. The Manager and the Fund have entered into a written contact limiting operating expenses, excluding certain expenses (such as interest expense), to 0.77% through April 30, 2013. Additional information pertaining to the December 31, 2011 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index, which is an unmanaged free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The index noted as “gross of withholding taxes” does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL International Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL International Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only. Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period** 7/1/11 - 12/31/11
AZL International Index Fund	$1,000.00	$829.00	$3.55	0.77%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period** 7/1/11 - 12/31/11
AZL International Index Fund	$1,000.00	$1,021.32	$3.92	0.77%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
**	Excludes expense paid indirectly.

Portfolio Composition

(Unaudited)

Investments	Percent of net assets+
Financials	21.0%
Industrials	12.2
Consumer Staples	11.3
Consumer Discretionary	10.3
Materials	10.0
Health Care	9.8
Energy	8.9
Telecommunication Services	5.7
Information Technology	4.6
Utilities	4.4
Securities Held as Collateral for Securities on Loan	2.0
Unaffiliated Investment Company	0.9

Total	101.1%

+	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2011

Shares		Fair Value

Common Stocks (97.7%):
Aerospace & Defense (0.7%):
132,046	BAE Systems plc	$582,098
45,152	Cobham plc	128,091
817	Elbit Systems, Ltd.	33,627
16,115	European Aeronautic Defence & Space Co. NV	501,298
14,519	Finmeccanica SpA^	53,531
29,768	Meggitt plc	162,861
73,944	Rolls-Royce Holdings plc	853,921
6,546	Safran SA^	195,640
62,000	Singapore Technologies Engineering, Ltd.	128,432
4,014	Thales SA	126,287

		2,765,786

Air Freight & Logistics (0.3%):
33,406	Deutsche Post AG	513,545
77,000	Global Logistic Properties, Ltd.*	103,978
14,405	TNT Express NV	107,336
27,356	Toll Holdings, Ltd.	117,833
15,500	YAMATO HOLDINGS Co., Ltd.	261,029

		1,103,721

Airlines (0.2%):
34,000	All Nippon Airways Co., Ltd.^	95,021
49,000	Cathay Pacific Airways, Ltd.	84,166
9,285	Deutsche Lufthansa AG, Registered Shares	110,357
38,521	International Consolidated Airlines Group SA*	86,359
46,621	Qantas Airways, Ltd.*	69,504
1,200	Ryanair Holdings plc, Sponsored ADR*	33,432
22,000	Singapore Airlines, Ltd.	172,032

		650,871

Auto Components (0.8%):
7,600	AISIN SEIKI Co., Ltd.	216,299
25,800	Bridgestone Corp.	584,152
7,093	Compagnie Generale DES Establissements Michelin SCA, Class B	416,935
3,079	Continental AG	191,623
19,200	DENSO Corp.	529,572
59,979	GKN plc	169,457
4,000	Koito Manufacturing Co., Ltd.	56,063
6,000	NGK Spark Plug Co., Ltd.	74,378
6,300	NHK SPRING Co., Ltd.	55,758
3,900	NOK Corp.	66,954
4,414	Nokian Renkaat OYJ	141,616
9,841	Pirelli & C. SpA	82,514
5,400	Stanley Electric Co., Ltd.	79,252
6,400	Sumitomo Rubber Industries, Ltd.	76,764
2,900	Toyoda Gosei Co., Ltd.	46,178

Shares		Fair Value

Common Stocks, continued
Auto Components, continued
2,100	Toyota Boshoku Corp.	$21,884
7,300	Toyota Industries Corp.	198,428

		3,007,827

Automobiles (2.9%):
13,077	Bayerische Motoren Werke AG (BMW)	874,162
8,000	Daihatsu Motor Co., Ltd.	142,669
35,789	Daimler AG, Registered Shares	1,570,814
30,660	Fiat Industrial SpA*	261,192
29,757	Fiat SpA	136,063
24,000	Fuji Heavy Industries, Ltd.	144,794
64,400	Honda Motor Co., Ltd.^	1,961,637
46,000	Isuzu Motors, Ltd.	212,452
62,000	Mazda Motor Corp.*	109,387
148,000	Mitsubishi Motors Corp.	174,852
98,200	Nissan Motor Co., Ltd.	881,629
6,256	PSA Peugeot Citroen SA	97,542
7,638	Renault SA	263,237
13,200	Suzuki Motor Corp.	272,200
109,000	Toyota Motor Corp.	3,628,545
1,193	Volkswagen AG	159,918
11,200	Yamaha Motor Co., Ltd.^	141,517

		11,032,610

Beverages (2.2%):
31,723	Anheuser-Busch InBev NV	1,937,174
15,600	Asahi Breweries, Ltd.^	342,859
4,248	Carlsberg A/S, Class B	300,081
22,820	Coca-Cola Amatil, Ltd.	268,526
7,413	Coca-Cola Hellenic Bottling Co. SA	127,000
2,300	Coca-Cola West Co., Ltd.	39,880
98,949	Diageo plc	2,158,740
4,577	Heineken Holding NV	186,772
10,230	Heineken NV	472,216
32,000	Kirin Holdings Co., Ltd.	388,887
7,893	Pernod Ricard SA	730,458
37,658	SABMiller plc	1,319,949

		8,272,542

Biotechnology (0.2%):
4,316	Actelion, Ltd., Registered Shares	147,623
20,725	CSL, Ltd.	678,166
5,186	Grifols SA*	87,055

		912,844

Building Products (0.6%):
40,000	Asahi Glass Co., Ltd.^	336,756
12,286	Assa Abloy AB, Class B	307,856
15,872	Compagnie de Saint-Gobain	608,204
9,400	Daikin Industries, Ltd.	257,056
1,556	Geberit AG, Registered Shares	299,643

continued

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL International Index Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Building Products, continued
10,700	JS Group Corp.	$205,317
34,000	Nippon Sheet Glass Co., Ltd.	63,531
11,000	TOTO, Ltd.	84,815

		2,163,178

Capital Markets (1.3%):
39,885	3i Group plc	111,532
45,071	Credit Suisse Group AG, Registered Shares	1,057,885
65,300	Daiwa Securities Group, Inc.^	203,295
36,723	Deutsche Bank AG, Registered Shares	1,387,837
7,313	GAM Holding, Ltd.	79,055
22,629	ICAP plc	121,716
21,926	Investec plc	114,956
18,151	Investor AB, B Shares	337,473
8,287	Julius Baer Group, Ltd.	322,401
13,972	Macquarie Group, Ltd.	339,543
72,661	Man Group plc	140,904
20,338	Mediobanca SpA	116,894
144,000	Nomura Holdings, Inc.	435,155
514	Partners Group Holding AG	89,566
7,906	Ratos AB, B Shares	92,473
949	SBI Holdings, Inc.	69,430
4,244	Schroders plc	86,227

		5,106,342

Chemicals (3.6%):
11,208	Air Liquide SA	1,384,989
6,000	Air Water, Inc.	76,348
9,185	Akzo Nobel NV	441,883
2,170	Arkema, Inc.	153,283
50,000	ASAHI KASEI Corp.	301,172
36,296	BASF SE	2,531,026
1,335	Brenntag AG	124,004
11,000	Daicel Chemical Industries, Ltd.	66,967
18,000	Denki Kagaku Kogyo Kabushiki Kaisha	66,569
334	Givaudan SA, Registered Shares	317,111
4,400	Hitachi Chemical Co., Ltd.	77,418
63,305	Incitec Pivot, Ltd.	200,818
17,314	Israel Chemicals, Ltd.	179,847
8,604	Johnson Matthey plc	244,943
7,100	JSR Corp.	130,818
6,820	K+S AG, Registered Shares	307,473
10,000	Kaneka Corp.	53,235
9,000	Kansai Paint Co., Ltd.	80,290
6,172	Koninklijke DSM NV	285,952
13,400	Kuraray Co., Ltd.	190,441
3,194	Lanxess AG	165,231
6,745	Linde AG	1,003,300
52,500	Mitsubishi Chemical Holdings Corp.	288,895

Shares		Fair Value

Common Stocks, continued
Chemicals, continued
17,000	Mitsubishi Gas Chemical Co., Inc.	$94,197
32,000	Mitsui Chemicals, Inc.	97,560
6,500	Nitto Denko Corp.	232,249
9,192	Novozymes A/S, B Shares	283,120
14,542	Orica, Ltd.	360,620
16,100	Shin-Etsu Chemical Co., Ltd.	792,005
57,000	Showa Denko K.K.	115,407
82	Sika AG-Bearer Shares	154,120
2,380	Solvay SA	195,211
61,000	SUMITOMO CHEMICAL Co., Ltd.	222,449
3,745	Syngenta AG	1,102,572
10,000	Taiyo Nippon Sanso Corp.	69,708
38,000	Teijin, Ltd.	116,837
58,000	TORAY INDUSTRIES, Inc.	414,883
18,000	Tosoh Corp.	48,102
41,000	Ube Industries, Ltd.	112,229
4,418	Umicore	181,878
625	Wacker Chemie AG^	50,264
7,493	Yara International ASA	300,285

		13,615,709

Commercial Banks (11.1%):
24,000	Aozora Bank, Ltd.	66,026
103,885	Australia & New Zealand Banking Group, Ltd.	2,176,590
27,973	Banca Carige SpA^	53,372
188,318	Banca Monte dei Paschi di Siena SpA^	61,014
181,099	Banco Bilbao Vizcaya Argentaria SA^	1,556,312
43,128	Banco de Sabadell SA	163,268
28,458	Banco Espirito Santo SA^	49,646
65,391	Banco Popolare Societa Cooperativa^	84,146
40,135	Banco Popular Espanol SA^	182,608
333,543	Banco Santander SA	2,519,732
41,847	Bank Hapoalim BM	136,630
46,665	Bank Leumi Le	133,838
62,000	Bank of East Asia, Ltd. (The)	235,147
14,000	Bank of Kyoto, Ltd. (The)	120,525
50,000	Bank of Yokohama, Ltd. (The)	236,310
33,351	Bankia SA*	154,987
8,504	Bankinter SA^	52,042
451,443	Barclays plc	1,222,709
13,898	Bendigo and Adelaide Bank, Ltd.	113,963
38,174	BNP Paribas SA	1,494,261
146,500	BOC Hong Kong Holdings, Ltd.	345,430
30,000	Chiba Bank, Ltd. (The)	193,179
7,000	Chugoku Bank, Ltd. (The)	97,603

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL International Index Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Commercial Banks, continued
122,030	Chuo Mitsui Trust Holdings, Inc.	$357,866
142,338	Commerzbank AG^	239,687
61,601	Commonwealth Bank of Australia	3,095,038
40,252	Credit Agricole SA	226,444
25,907	Danske Bank A/S	329,986
70,000	DBS Group Holdings, Ltd.	620,252
38,601	DnB NOR ASA	377,349
7,424	Erste Group Bank AG	130,011
31,000	Fukuoka Financial Group, Inc.	130,317
17,000	Gunma Bank, Ltd. (The)	93,515
18,000	Hachijuni Bank, Ltd. (The)	102,798
30,100	Hang Seng Bank, Ltd.	356,720
19,000	Hiroshima Bank, Ltd. (The)	88,297
50,000	Hokuhoku Financial Group, Inc.	97,365
705,374	HSBC Holdings plc	5,353,608
398,780	Intesa Sanpaolo	662,276
40,629	Intesa Sanpaolo	50,320
30,726	Israel Discount Bank*	41,197
9,000	Iyo Bank, Ltd. (The)	88,822
26,000	Joyo Bank, Ltd. (The)	114,986
5,917	KBC Groep NV	74,287
1,633,389	Lloyds Banking Group plc*	652,269
503,300	Mitsubishi UFJ Financial Group, Inc.	2,135,670
4,424	Mizrahi Tefahot Bank, Ltd.	35,050
901,039	Mizuho Financial Group, Inc.	1,216,284
86,980	National Australia Bank, Ltd.	2,073,184
38,124	National Bank of Greece SA	79,388
36,059	Natixis	90,447
25,000	NISHI-NIPPON CITY BANK, Ltd. (The)	71,904
103,896	Nordea Bank AB	802,517
101,000	Oversea-Chinese Banking Corp., Ltd.	608,323
1,711	Raiffeisen International Bank-Holding AG^	44,257
74,587	Resona Holdings, Inc.	328,250
690,675	Royal Bank of Scotland Group plc*	218,919
24,800	Seven Bank, Ltd.	48,637
51,000	Shinsei Bank, Ltd.	52,881
23,000	Shizuoka Bank, Ltd. (The)	242,185
56,371	Skandinaviska Enskilda Banken AB, Class A	327,788
26,248	Societe Generale	582,479
94,013	Standard Chartered plc	2,046,502
53,069	Sumitomo Mitsui Financial Group, Inc.	1,476,825
8,000	Suruga Bank, Ltd.	71,565
22,913	Svenska Cellulosa AB, B Shares	339,381

Shares		Fair Value

Common Stocks, continued
Commercial Banks, continued
19,379	Svenska Handelsbanken AB, A Shares	$509,221
32,031	Swedbank AB, A Shares	414,305
32,167	UBI Banca – Unione di Banche Italiane SCPA^	131,052
53,130	UniCredit SpA	437,982
50,000	United Overseas Bank, Ltd.	587,343
119,747	Westpac Banking Corp.	2,443,750
8,000	Wing Hang Bank, Ltd.	65,377
8,000	Yamaguchi Financial Group, Inc.	76,347

		42,290,561

Commercial Services & Supplies (0.6%):
10,595	Aggreko plc	330,424
14,137	Babcock International Group plc	160,798
58,454	Brambles, Ltd.	427,299
22,000	Dai Nippon Printing Co., Ltd.	211,923
56,255	G4S plc	236,736
8,400	SECOM Co., Ltd.	387,251
11,934	Securitas AB, B Shares	102,932
19,921	Serco Group plc	146,456
1,185	Societe BIC SA	104,905
22,000	TOPPAN PRINTING Co., Ltd.	161,634

		2,270,358

Communications Equipment (0.6%):
93,012	Alcatel-Lucent*	144,985
147,883	Nokia OYJ	714,528
119,080	Telefonaktiebolaget LM Ericsson, B Shares	1,210,275

		2,069,788

Computers & Peripherals (0.3%):
74,000	Fujitsu, Ltd.	384,069
100,000	NEC Corp.*	202,394
4,900	Seiko Epson Corp.	65,008
159,000	Toshiba Corp.	649,473

		1,300,944

Construction & Engineering (0.7%):
5,393	ACS, Actividades de Construccion y Servicios SA^	159,623
29,552	Balfour Beatty plc	121,023
7,591	Bouygues SA^	238,143
6,000	Chiyoda Corp.	60,961
1,381	Eiffage SA	33,270
2,015	Fomento de Construcciones y Contratas SA^	52,199
1,742	Hochtief AG	100,749
8,000	JGC Corp.	191,824
35,000	Kajima Corp.	107,484
6,000	Kinden Corp.	50,677
2,897	Koninklijke Boskalis Westminster NV	106,292

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL International Index Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Construction & Engineering, continued
5,731	Leighton Holdings, Ltd.	$111,352
27,000	Obayashi Corp.	119,893
22,000	Shimizu Corp.	92,258
15,545	Skanska AB, B Shares	256,511
39,000	TAISEI Corp.	98,744
17,863	Vinci SA	779,236

		2,680,239

Construction Materials (0.6%):
27,589	Boral, Ltd.	101,362
7,665	CIMPOR-Cimentos de Portugal SGPS SA	52,733
28,022	CRH plc	556,255
27,582	Fletcher Building, Ltd.	131,699
5,600	HeidelbergCement AG	237,606
9,756	Holcim, Ltd., Registered Shares	521,379
1,441	Imerys SA	66,004
17,641	James Hardie Industries SE	123,109
7,858	Lafarge SA	274,524

		2,064,671

Consumer Finance (0.1%):
2,900	Aeon Credit Service Co., Ltd.	45,778
5,600	Credit Saison Co., Ltd.	112,126
4,180	ORIX Corp.	344,666

		502,570

Containers & Packaging (0.2%):
49,005	Amcor, Ltd.	360,923
33,559	Rexam plc	183,602
5,600	Toyo Seikan Kaisha, Ltd.	76,289

		620,814

Distributors (0.2%):
4,000	Jardine Cycle & Carriage, Ltd.	148,579
226,000	Li & Fung, Ltd.	416,076

		564,655

Diversified Consumer Services (0.1%):
2,600	Benesse Holdings, Inc.	125,849
95,700	Sands China, Ltd.*	271,248

		397,097

Diversified Financial Services (1.4%):
6,999	ASX, Ltd.	218,604
74,028	BGP Holdings plc*(a)	—
29,995	Criteria Caixacorp SA	146,653
7,609	Deutsche Boerse AG*	398,868
1,156	Eurazeo	40,931
2,410	EXOR SpA	48,187
82,000	First Pacific Co., Ltd.	85,099
3,124	Groupe Bruxelles Lambert SA	207,539
40,500	Hong Kong Exchanges & Clearing, Ltd.	648,559
4,519	Industrivarden AB, C Shares	53,710
151,305	ING Groep NV*	1,078,106
8,109	Kinnevik Investment AB, Class B	157,910

Shares		Fair Value

Common Stocks, continued
Diversified Financial Services, continued
5,491	London Stock Exchange Group plc	$67,677
2,160	Mitsubishi UFJ Lease & Finance Co., Ltd.	85,526
1,229	Pargesa Holding SA	80,138
5,180	Pohjola Bank plc	50,122
55,899	Resolution, Ltd.	217,256
34,000	Singapore Exchange, Ltd.	160,374
143,802	UBS AG, Registered Shares*	1,708,668

		5,453,927

Diversified Telecommunication Services (3.3%):
5,987	Belgacom SA	187,385
69,816	Bezeq The Israeli Telecommunication Corp., Ltd.	128,094
307,036	BT Group plc	906,523
110,969	Deutsche Telekom AG	1,272,994
5,672	Elisa OYJ	118,101
73,248	France Telecom SA	1,146,176
8,245	Hellenic Telecommunications Organization SA	30,640
787	Iliad SA	97,063
18,472	Inmarsat plc	115,616
58,344	Koninklijke KPN NV	696,484
18,776	Nippon Telegraph and Telephone Corp.	953,814
169,000	PCCW, Ltd.	58,163
27,349	Portugal Telecom SGPS SA, Registered Shares^	157,651
314,000	Singapore Telecommunications, Ltd.	748,600
925	Swisscom AG, Registered Shares	349,833
14,001	TDC A/S	112,066
12,631	Tele2 AB, B Shares	245,642
75,503	Telecom Corp. of New Zealand, Ltd.	120,774
372,946	Telecom Italia SpA	398,169
235,997	Telecom Italia SpA	210,565
162,329	Telefonica SA	2,801,102
12,734	Telekom Austria AG	152,493
28,763	Telenor ASA	470,806
85,443	TeliaSonera AB	579,180
170,897	Telstra Corp., Ltd.	581,587

		12,639,521

Electric Utilities (2.7%):
940	Acciona SA^	81,057
19,000	Cheung Kong Infrastructure Holdings, Ltd.	111,087
26,800	Chubu Electric Power Co., Inc.	500,526
11,400	Chugoku Electric Power Co., Inc. (The)	199,916
76,500	CLP Holdings, Ltd.	650,458
13,021	Contact Energy, Ltd.	53,390

continued

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL International Index Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Electric Utilities, continued
71,154	E.ON AG	$1,529,359
74,172	EDP – Energias de Portugal SA	229,467
7,686	EDP Renovaveis SA*	46,918
9,701	Electricite de France	235,102
260,013	Enel SpA	1,053,550
17,642	Fortum OYJ	375,304
48,918	GDF Suez	1,330,274
7,400	Hokkaido Electric Power Co., Inc.	105,425
6,900	Hokuriku Electric Power Co.	128,902
55,500	Hongkong Electric Holdings, Ltd.	410,472
151,028	Iberdrola SA	941,702
30,000	Kansai Electric Power Co., Inc. (The)	460,442
15,500	Kyushu Electric Power Co., Inc.	222,023
2,819	Oesterreichische Elektrizitaetswirtschafts AG, Class A	75,498
4,147	Red Electrica Corporacion SA	176,925
37,000	Scottish & Southern Energy plc	741,083
7,300	Shikoku Electric Power Co., Inc.	209,165
61,025	SP AusNet	58,606
47,832	Terna – Rete Elettrica Nationale SpA	160,727
18,200	Tohoku Electric Power Co., Inc.	174,935
59,000	Tokyo Electric Power Co., Inc. (The)*	140,206

		10,402,519

Electrical Equipment (1.2%):
86,614	ABB, Ltd.	1,629,993
8,313	Alstom SA	250,662
1,468	Bekaert NV	46,850
20,000	Fuji Electric Holdings Co., Ltd.	54,750
23,000	Furukawa Electric Co., Ltd. (The)	52,820
13,000	GS Yuasa Corp.	69,846
8,910	Legrand SA	285,402
77,000	Mitsubishi Electric Corp.	736,411
8,280	Prysmian SpA	102,314
19,336	Schneider Electric SA	1,010,395
30,000	Sumitomo Electric Industries, Ltd.	326,263
3,700	Ushio, Inc.	53,346
8,198	Vestas Wind Systems A/S*^	88,157

		4,707,209

Electronic Equipment, Instruments & Components (1.2%):
9,300	Citizen Holdings Co., Ltd.	53,904
83,144	Foxconn International Holdings, Ltd.*	53,442
18,100	Fujifilm Holdings Corp.	428,205
2,800	Hamamatsu Photonics K.K.	97,884
1,300	HIROSE ELECTRIC Co., Ltd.	113,906

Shares		Fair Value

Common Stocks, continued
Electronic Equipment, Instruments & Components, continued
2,300	Hitachi High-Technologies Corp.	$49,861
178,100	Hitachi, Ltd.	933,765
17,200	HOYA Corp.	370,078
5,000	IBIDEN Co., Ltd.	99,255
1,600	Keyence Corp.	385,532
6,000	KYOCERA Corp.	481,930
800	MABUCHI MOTOR Co., Ltd.	33,378
8,000	Murata Manufacturing Co., Ltd.	410,584
4,300	Nidec Corp.	373,321
16,000	Nippon Electric Glass Co., Ltd.	159,002
7,900	Omron Corp.	158,595
10,000	Shimadzu Corp.	84,631
4,900	TDK Corp.	216,707
8,000	Yaskawa Electric Corp.	68,027
8,800	Yokogawa Electric Corp.*	79,353

		4,651,360

Energy Equipment & Services (0.8%):
6,849	Aker Solutions ASA	71,674
12,766	AMEC plc	179,076
5,790	Compagnie Generale de Geophysique-Veritas	134,708
67,132	Enel Green Power SpA	139,750
2,689	Fugro NV	155,409
10,417	Petrofac, Ltd.	232,585
10,420	Saipem SpA	440,365
6,719	SBM Offshore NV	138,100
13,046	Seadrill, Ltd.	435,537
10,989	Subsea 7 SA	202,965
3,910	Technip-Coflexip SA	365,397
18,662	Tenaris SA	346,244
7,507	WorleyParsons, Ltd.	196,635

		3,038,445

Food & Staples Retailing (2.3%):
23,500	AEON Co., Ltd.	322,610
22,702	Carrefour SA	515,921
2,142	Casino Guichard-Perrachon SA	179,979
3,049	Colruyt SA	115,179
3,960	Delhaize Group	222,009
23,563	Distribuidora Internacional de Alimentacion SA*	106,345
2,600	FamilyMart Co., Ltd.	105,039
48,476	J Sainsbury plc	227,709
8,718	Jeronimo Martins SGPS SA*	143,973
2,792	Kesko OYJ, B Shares	93,595
45,873	Koninklijke Ahold NV	616,818
2,500	LAWSON, Inc.	156,053
31,052	Metcash, Ltd.	128,187
5,108	Metro AG	186,402
57,000	Olam International, Ltd.	93,263
29,900	Seven & I Holdings Co., Ltd.	832,750
316,750	Tesco plc	1,982,491

continued

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL International Index Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Food & Staples Retailing, continued
39,734	Wesfarmers, Ltd.	$1,197,166
86,497	William Morrison Supermarkets plc	437,050
48,062	Woolworths, Ltd.	1,232,567

		8,895,106

Food Products (4.0%):
26,000	Ajinomoto Co., Inc.	311,995
3,413	Aryzta AG	164,727
13,919	Associated British Foods plc	239,079
70	Barry Callebaut AG, Registered Shares	68,920
23,072	Danone SA	1,449,048
262,382	Golden Agri-Resources, Ltd.	144,269
6,000	Kikkoman Corp.	68,871
37	Lindt & Spruengli AG	110,008
4	Lindt & Spruengli AG, Registered Shares	133,566
2,826	Meiji Holdings Co., Ltd.	117,256
130,435	Nestle SA, Registered Shares	7,491,033
7,000	Nippon Meat Packers, Inc.	87,058
7,500	Nisshin Seifun Group, Inc.	90,867
2,400	Nissin Foods Holdings Co., Ltd.	94,012
2,679	Suedzucker AG	85,269
18,921	Tate & Lyle plc	206,551
4,000	Toyo Suisan Kaisha, Ltd.	96,910
58,846	Unilever NV(a)(b)	—
64,372	Unilever NV	2,210,368
50,713	Unilever plc	1,701,922
75,000	Wilmar International, Ltd.	288,987
3,900	Yakult Honsha Co., Ltd.^	122,830
5,000	Yamazaki Baking Co., Ltd.	65,659

		15,349,205

Gas Utilities (0.5%):
7,343	Enagas	135,352
13,931	Gas Natural SDG SA^	238,380
184,940	Hong Kong & China Gas Co., Ltd.	428,464
73,000	Osaka Gas Co., Ltd.	288,086
63,779	Snam Rete Gas SpA	280,299
17,000	Toho Gas Co., Ltd.	108,252
98,000	Tokyo Gas Co., Ltd.	450,459

		1,929,292

Health Care Equipment & Supplies (0.8%):
2,240	Cochlear, Ltd.	142,190
914	Coloplast A/S, Class B	131,227
7,989	Essilor International SA Cie Generale d’Optique*	563,190
4,431	Fresenius SE	409,863
8,030	Getinge AB, B Shares	202,966
8,800	Olympus Co., Ltd.	115,630
35,504	Smith & Nephew plc	343,964

Shares		Fair Value

Common Stocks, continued
Health Care Equipment & Supplies, continued
1,983	Sonova Holding AG, Registered Shares	$207,443
296	Straumann Holding AG, Registered Shares	51,080
2,585	Synthes, Inc.	432,842
3,000	Sysmex Corp.	97,706
6,800	Terumo Corp.	319,956
867	William Demant Holding A/S*	71,994

		3,090,051

Health Care Providers & Services (0.3%):
1,400	Alfresa Holdings Corp.	58,977
3,182	Celesio AG	50,401
8,314	Fresenius Medical Care AG & Co. KGaA	564,837
6,200	Medipal Holdings Corp.	64,717
4,945	Ramsay Health Care, Ltd.	97,403
14,740	Sonic Healthcare, Ltd.	169,792
2,600	Suzuken Co., Ltd.	72,045

		1,078,172

Hotels, Restaurants & Leisure (1.0%):
5,752	Accor SA	144,941
4,481	Autogrill SpA	43,567
7,135	Carnival plc	234,386
74,470	Compass Group plc	704,976
19,062	Crown, Ltd.	157,507
27,168	Echo Entertainment Group, Ltd.*	99,595
6,178	Edenred	151,443
50,000	Galaxy Entertainment Group, Ltd.*	90,806
242,757	Genting Singapore plc*^	281,787
11,723	InterContinental Hotels Group plc	209,641
2,829	McDonald’s Holdings Co., Ltd.^	76,359
8,306	OPAP SA	73,386
2,000	Oriental Land Co., Ltd.	211,284
57,333	Shangri-La Asia, Ltd.	98,846
63,000	SJM Holdings, Ltd.	102,177
24,270	Sky City Entertainment Group, Ltd.	64,889
3,664	Sodexo	262,834
24,877	Tabcorp Holdings, Ltd.	69,376
53,939	Tatts Group, Ltd.	134,419
21,585	Tui Travel plc	55,383
7,123	Whitbread plc	172,776
63,600	Wynn Macau, Ltd.	158,534

		3,598,912

Household Durables (0.7%):
10,100	Casio Computer Co., Ltd.^	61,222
9,418	Electrolux AB, Series B	149,501
18,540	Husqvarna AB, B Shares	85,242
4,400	Makita Corp.	142,193

continued

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL International Index Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Household Durables, continued
86,800	Panasonic Corp.	$736,690
1,200	Rinnai Corp.	85,876
17,000	Sekisui Chemical Co., Ltd.	140,036
23,000	Sekisui House, Ltd.	203,688
40,000	Sharp Corp.	349,329
39,500	Sony Corp.	712,056

		2,665,833

Household Products (0.6%):
5,096	Henkel AG & Co. KGaA	246,640
20,700	Kao Corp.	565,291
24,461	Reckitt Benckiser Group plc	1,205,163
4,400	Unicharm Corp.	216,959

		2,234,053

Independent Power Producers & Energy Traders (0.1%):
4,700	Electric Power Development Co., Ltd.	124,952
60,653	International Power plc	317,249

		442,201

Industrial Conglomerates (1.6%):
36,000	Fraser and Neave, Ltd.	171,909
84,000	Hutchison Whampoa, Ltd.	700,140
57,200	Keppel Corp., Ltd.	409,013
39,964	Koninklijke Philips Electronics NV	837,368
56,500	NWS Holdings, Ltd.	83,180
30,891	Orkla ASA	230,006
40,000	SembCorp Industries, Ltd.	124,501
32,516	Siemens AG	3,109,480
15,795	Smiths Group plc	223,375
1,260	Wendel	83,576

		5,972,548

Insurance (4.0%):
7,897	Admiral Group plc	104,329
68,675	AEGON NV*	273,509
333,000	AIA Group, Ltd.	1,037,943
17,715	Allianz SE, Registered Shares+	1,692,834
111,188	AMP, Ltd.	461,895
45,925	Assicurazioni Generali SpA	687,924
68,738	AXA SA	885,752
1,935	Baloise Holding AG, Registered Shares	132,168
5,561	CNP Assurances	68,778
356	Dai-ichi Life Insurance Co., Ltd. (The)	349,545
3,755	Delta Lloyd NV	62,829
89,443	Fortis	138,549
8,151	Gjensidige Forsikring ASA	94,460
2,475	Hannover Rueckversicherung AG, Registered Shares	122,747
82,754	Insurance Australia Group, Ltd.	251,785
229,858	Legal & General Group plc	364,824
30,866	Mapfre SA^	97,542

Shares		Fair Value

Common Stocks, continued
Insurance, continued
22,511	MS&AD Insurance Group Holdings, Inc.	$416,600
7,126	Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares	873,966
14,625	NKSJ Holdings, Inc.	286,593
219,508	Old Mutual plc	459,290
101,064	Prudential plc	995,640
43,293	QBE Insurance Group, Ltd.	573,069
136,582	RSA Insurance Group plc	222,124
16,791	Sampo OYJ, A Shares	415,989
6,884	SCOR SE	160,380
6,700	Sony Financial Holdings, Inc.	98,599
90,164	Standard Life plc	287,429
50,145	Suncorp-Metway, Ltd.	428,886
1,150	Swiss Life Holding AG, Registered Shares	105,188
13,678	Swiss Re AG*	696,824
22,336	T&D Holdings, Inc.	207,837
28,600	Tokio Marine Holdings, Inc.	632,799
983	Tryg A/S	54,494
1,469	Vienna Insurance Group Weiner Staeditische Versicherung AG	58,117
5,756	Zurich Financial Services AG	1,300,208

		15,101,445

Internet & Catalog Retail (0.1%):
4,000	DeNA Co., Ltd.	119,675
289	Rakuten, Inc.	310,889

		430,564

Internet Software & Services (0.1%):
3,700	Gree, Inc.	127,268
4,125	United Internet AG, Registered Shares	73,665
563	Yahoo! Japan Corp.	181,224

		382,157

IT Services (0.2%):
2,056	Atos Origin SA	89,945
5,812	Cap Gemini SA	180,761
17,579	Computershare, Ltd.	143,805
3,723	Indra Sistemas SA	47,182
1,100	Itochu Techno-Solutions Corp.	49,365
3,900	Nomura Research Institute, Ltd.	88,100
51	NTT Data Corp.	162,748
700	Otsuka Corp.	48,209

		810,115

Leisure Equipment & Products (0.2%):
8,000	Namco Bandai Holdings, Inc.	113,866
13,200	Nikon Corp.	293,589
2,200	Sankyo Co., Ltd.	111,434
8,300	Sega Sammy Holdings, Inc.	179,189

continued

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL International Index Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Leisure Equipment & Products, continued
3,100	Shimano, Inc.	$150,513
6,000	Yamaha Corp.	54,966

		903,557

Life Sciences Tools & Services (0.1%):
2,040	Lonza Group AG, Registered Shares	120,082
9,308	QIAGEN NV*	128,158

		248,240

Machinery (2.6%):
13,600	Alfa Laval AB	256,664
15,000	AMADA Co., Ltd.	94,887
26,510	Atlas Copco AB, A Shares	567,821
15,092	Atlas Copco AB, B Shares	285,749
40,000	Cosco Corp., Ltd.^	26,932
7,500	Fanuc, Ltd.	1,146,672
7,084	GEA Group AG	200,298
10,243	Hexagon AB, B Shares	152,277
11,000	Hino Motors, Ltd.	66,638
4,000	Hitachi Construction Machinery Co., Ltd.	67,222
53,000	IHI Corp.	128,599
32,942	Invensys plc	107,392
12,000	Japan Steel Works, Ltd. (The)	83,291
8,200	JTEKT Corp.	80,533
55,000	Kawasaki Heavy Industries, Ltd.	136,959
37,400	Komatsu, Ltd.	872,421
6,257	Kone OYJ, B Shares	323,618
45,000	Kubota Corp.	376,584
4,600	Kurita Water Industries, Ltd.	119,739
2,535	MAN AG	225,352
4,928	Metso Corp. OYJ	181,577
121,000	Mitsubishi Heavy Industries, Ltd.	515,114
3,900	Nabtesco Corp.	70,895
11,000	NGK INSULATORS, Ltd.	130,295
18,000	NSK, Ltd.	116,741
20,000	NTN Corp.	80,426
39,798	Sandvik AB	485,846
13,313	Scania AB, B Shares	196,528
1,933	Schindler Holding AG	224,415
848	Schindler Holding AG, Registered Shares	98,290
34,000	SembCorp Marine, Ltd.	99,747
15,518	SKF AB, B Shares	327,820
2,100	SMC Corp.	338,313
890	Sulzer AG, Registered Shares	94,744
21,000	Sumitomo Heavy Industries, Ltd.	122,279
5,000	THK Co., Ltd.	98,267
4,510	Vallourec SA	291,460
54,551	Volvo AB, B Shares	593,388
6,470	Wartsila Corp. OYJ	186,158
8,444	Weir Group plc (The)	264,857

Shares		Fair Value

Common Stocks, continued
Machinery, continued
73,250	Yangzijiang Shipbuilding Holdings, Ltd.	$51,266
5,971	Zardoya Otis SA	81,641

		9,969,715

Marine (0.5%):
53	A.P. Moller – Maersk A/S, Class B	348,819
21	A.P. Moller – Maersk A/S, Class A	130,595
210,000	Hutchison Port Holdings Trust	130,027
32,000	Kawasaki Kisen Kaisha, Ltd.^	57,682
2,149	Kuehne & Nagel International AG, Registered Shares	240,600
45,000	Mitsui O.S.K. Lines, Ltd.	174,098
30,500	Neptune Orient Lines, Ltd.	26,375
64,000	Nippon Yusen Kabushiki Kaisha	163,623
9,000	Orient Overseas International, Ltd.	52,325
13,758	Transocean, Ltd.	531,284

		1,855,428

Media (1.5%):
1,614	Axel Springer AG	69,350
45,059	British Sky Broadcasting Group plc	511,922
6,977	Dentsu, Inc.	212,648
3,890	Eutelsat Communications	151,484
82,302	Fairfax Media, Ltd.^	60,472
900	Hakuhodo DY Holdings, Inc.	51,636
143,535	ITV plc	151,316
2,512	JC Decaux SA*	57,667
64	Jupiter Telecommunications Co., Ltd.	64,886
3,447	Kabel Deutschland Holding AG	174,415
4,939	Lagardere S.C.A.	129,846
26,250	Mediaset SpA	72,408
2,016	Modern Times Group MTG AB, B Shares	96,031
31,892	Pearson plc	597,144
5,746	Publicis Groupe	263,680
27,367	Reed Elsevier NV	318,259
47,993	Reed Elsevier plc	386,945
2,925	Sanoma OYJ^	33,462
11,940	SES	286,416
55,000	Singapore Press Holdings, Ltd.^	156,362
4,442	Societe Television Francaise 1	43,170
4,800	Toho Co., Ltd.	85,521
49,260	Vivendi	1,075,270
12,132	Wolters Kluwer NV	208,857
49,679	WPP plc	518,711

		5,777,878

Metals & Mining (5.5%):
3,503	Acerinox SA^	44,701
95,670	Alumina, Ltd.	108,810
52,284	Anglo American plc	1,926,598

continued

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL International Index Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Metals & Mining, continued
15,840	Antofagasta plc	$296,511
34,008	ArcelorMittal	620,424
113,697	Aviva plc	527,710
83,464	BHP Billiton plc	2,426,335
126,929	BHP Billiton, Ltd.	4,479,537
11,180	Boliden AB	162,220
12,000	Daido Steel Co., Ltd.	75,215
10,697	Eurasian Natural Resource Corp.	104,846
49,951	Fortescue Metals Group, Ltd.	218,802
7,019	Fresnillo plc	166,069
32,337	Glencore International plc	196,315
6,000	Hitachi Metals, Ltd.	65,172
16,557	Iluka Resources, Ltd.	261,540
18,500	JFE Holdings, Inc.	336,376
8,613	Kazakhmys plc	123,014
97,000	Kobe Steel, Ltd.	149,769
6,564	Lonmin plc	99,270
68,939	Lynas Corp., Ltd.*^	73,746
1,900	Maruichi Steel Tube, Ltd.	42,352
45,000	Mitsubishi Materials Corp.	122,007
30,293	Newcrest Mining, Ltd.	917,480
203,000	Nippon Steel Corp.	505,699
26,000	Nisshin Steel Co., Ltd.	39,797
36,792	Norsk Hydro ASA	170,429
52,164	OneSteel, Ltd.	37,371
12,659	OZ Minerals, Ltd.	129,213
3,628	Randgold Resources, Ltd.	370,655
55,283	Rio Tinto plc	2,674,873
17,302	Rio Tinto, Ltd.	1,070,678
1,705	Salzgitter AG	85,228
6,748	Sims Metal Management, Ltd.	87,474
6,062	SSAB AB, A Shares^	53,093
20,000	Sumitomo Metal & Mining Co., Ltd.	256,612
134,000	Sumitomo Metal Industries, Ltd.	243,407
15,434	ThyssenKrupp AG	353,259
4,462	Vedanta Resources plc	69,805
4,154	Voestalpine AG	116,868
81,986	Xstrata plc	1,234,377
1,900	YAMATO KOGYO Co., Ltd.	54,493

		21,098,150

Multi-Utilities (1.0%):
41,721	A2A SpA	39,085
18,325	AGL Energy, Ltd.	268,267
204,856	Centrica plc	919,236
140,618	National Grid plc	1,364,029
19,482	RWE AG	682,420
10,964	Suez Environnement Co.	125,877
27,332	United Utilities Group plc	257,035
14,039	Veolia Environnement	154,588

		3,810,537

Shares		Fair Value

Common Stocks, continued
Multiline Retail (0.4%):
20,381	Harvey Norman Holdings, Ltd.	$38,175
14,900	Isetan Mitsukoshi Holdings, Ltd.	156,078
20,000	J. FRONT RETAILING Co., Ltd.	96,551
25,366	Lifestyle International Holdings, Ltd.	55,867
61,761	Marks & Spencer Group plc	297,891
9,400	MARUI GROUP Co., Ltd.	73,194
6,689	Next plc	284,062
2,997	Pinault Printemps Redoute	428,560
10,000	Takashimaya Co., Ltd.	72,306

		1,502,684

Office Electronics (0.7%):
9,000	Brother Industries, Ltd.	110,363
44,700	Canon, Inc.	1,978,439
19,000	Konica Minolta Holdings, Inc.	141,519
1,345	Neopost SA(a)(b)	—
1,345	Neopost SA	90,350
26,000	Ricoh Co., Ltd.	226,415

		2,547,086

Oil, Gas & Consumable Fuels (8.1%):
133,966	BG Group plc	2,856,582
748,714	BP plc	5,338,234
56,783	Cairn Energy plc*	233,394
5,117	Caltex Australia, Ltd.	61,478
26,000	Cosmo Oil Co., Ltd.	72,569
156	Delek Group, Ltd.	29,420
94,962	Eni SpA	1,961,259
11,172	Essar Energy, Ltd.*	29,529
8,882	Galp Energia SGPS SA, B Shares	130,681
1,000	Idemitsu Kosan Co., Ltd.	103,010
86	INPEX Corp.	540,958
94	Israel Corp., Ltd. (The)	58,827
1,100	Japan Petroleum Exploration Co., Ltd.	42,973
88,770	JX Holdings, Inc.	535,648
8,977	Lundin Petroleum AB*	220,377
4,544	Neste Oil OYJ	45,706
6,549	OMV AG	198,888
42,166	Origin Energy, Ltd.	572,922
3,472	Orion OYJ, Class B	67,549
31,344	Repsol YPF SA	957,456
143,038	Royal Dutch Shell plc, A Shares	5,257,434
106,092	Royal Dutch Shell plc, B Shares	4,036,675
37,462	Santos, Ltd.	467,896
6,600	Showa Shell Sekiyu K.K.^	44,455
44,087	StatoilHydro ASA	1,129,680
12,000	TonenGeneral Sekiyu K.K.^	131,051
83,894	Total SA	4,281,523
35,697	Tullow Oil plc	775,786
25,061	Woodside Petroleum, Ltd.	783,272

		30,965,232

continued

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL International Index Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Paper & Forest Products (0.2%):
2,254	Holmen AB, B Shares	$64,726
4,167	Nippon Paper Group, Inc.	90,928
34,000	Oji Paper Co., Ltd.	174,383
22,747	Stora Enso OYJ, R Shares	135,491
20,241	UPM-Kymmene OYJ	221,823

		687,351

Personal Products (0.4%):
3,980	Beiersdorf AG	225,689
9,495	L’Oreal SA	990,771
14,300	Shiseido Co., Ltd.	262,748

		1,479,208

Pharmaceuticals (8.4%):
17,600	Astellas Pharma, Inc.	715,306
53,108	AstraZeneca plc	2,459,477
32,677	Bayer AG	2,088,880
9,000	Chugai Pharmaceutical Co., Ltd.	148,304
26,500	Daiichi Sankyo Co., Ltd.	525,033
6,700	Dainippon Sumitomo Pharma Co., Ltd.	76,301
10,000	Eisai Co., Ltd.	414,020
19,764	Elan Corp. plc*	272,466
200,554	GlaxoSmithKline plc	4,572,270
2,300	Hisamitsu Pharmaceutical Co., Inc.	97,389
10,000	Kyowa Hakko Kogyo Co., Ltd.	122,331
2,576	Merck KGaA	256,777
2,300	Miraca Holdings, Inc.	91,654
8,900	Mitsubishi Tanabe Pharma Corp.	140,785
92,241	Novartis AG, Registered Shares	5,271,073
16,804	Novo Nordisk A/S, B Shares	1,933,598
3,200	Ono Pharmaceutical Co., Ltd.	179,570
9,800	Otsuka Holdings Co., Ltd.	275,702
27,767	Roche Holding AG	4,697,388
45,295	Sanofi-Aventis	3,313,886
3,000	Santen Pharmaceutical Co., Ltd.	123,642
11,700	Shionogi & Co., Ltd.	150,215
22,359	Shire plc	775,900
1,400	Taisho Pharmaceutical Holdings Co., Ltd.	107,927
31,100	Takeda Pharmacuetical Co., Ltd.	1,366,427
37,157	Teva Pharmaceutical Industries, Ltd.	1,499,623
2,300	Tsumura & Co.	67,813
4,036	UCB SA	169,380

		31,913,137

Professional Services (0.5%):
5,317	Adecco SA, Registered Shares	221,671
2,135	Bureau Veritas SA	155,185
2,590	Campbell Brothers, Ltd.	129,565
24,790	Capita Group plc	241,708
39,616	Experian plc	537,835
6,216	Intertek Group plc	195,662

Shares		Fair Value

Common Stocks, continued
Professional Services, continued
4,866	Randstad Holding NV	$143,224
219	SGS SA, Registered Shares	361,710

		1,986,560

Real Estate Investment Trusts (REITs) (1.4%):
70,000	Ascendas Real Estate Investment Trust	98,835
33,733	British Land Co. plc	241,160
83,000	CapitaMall Trust	108,634
51,606	CapitaMalls Asia, Ltd.	44,874
72,676	CFS Retail Property Trust	125,100
2,446	Corio NV	105,888
184,778	Dexus Property Group	156,883
1,061	Fonciere des Regions SA	67,885
925	Gecina SA	77,688
279,286	Goodman Group	162,519
70,460	GPT Group	221,019
27,410	Hammerson plc+	152,543
878	Icade	68,969
29	Japan Prime Realty Investment Corp.	68,378
19	Japan Real Estate Investment Corp.	148,104
74	Japan Retail Fund Investment Corp.	109,650
4,233	Klepierre	120,246
31,236	Land Securities Group plc	307,046
22,994	Liberty International plc	111,072
88,500	Link REIT (The)	326,097
130,863	Mirvac Group	157,840
22	Nippon Building Fund, Inc.	180,067
10	Nomura Real Estate Office Fund, Inc.	51,377
30,124	SEGRO plc	97,409
95,175	Stockland	310,074
3,628	Unibail-Rodamco	649,244
87,161	Westfield Group	696,393
116,594	Westfield Retail Trust	296,539

		5,261,533

Real Estate Management & Development (1.6%):
2,900	AEON Mall Co., Ltd.	61,479
99,000	Capitaland, Ltd.	168,260
54,000	Cheung Kong Holdings, Ltd.	639,860
20,000	City Developments, Ltd.	136,962
2,800	Daito Trust Construction Co., Ltd.	240,304
19,000	Daiwa House Industry Co., Ltd.	226,450
34,000	Hang Lung Group, Ltd.	186,134
98,000	Hang Lung Properties, Ltd.	278,632
37,000	Henderson Land Development Co., Ltd.	183,199
24,500	Hopewell Holdings, Ltd.	62,533
26,000	Hysan Development Co., Ltd.	85,167
7,136	Immoeast AG(a)(b)	—

continued

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL International Index Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Real Estate Management & Development, continued
37,457	Immofinanz Immobilien Anlagen AG	$112,806
29,000	Keppel Land, Ltd.	49,493
5,544	Kerry Group plc, Class A	202,904
29,500	Kerry Properties, Ltd.	97,518
21,277	Lend Lease Group	155,507
49,000	Mitsubishi Estate Co., Ltd.	731,267
33,000	Mitsui Fudosan Co., Ltd.	480,396
146,000	New World Development Co., Ltd.	117,201
3,600	Nomura Real Estate Holdings, Inc.	53,534
45	NTT Urban Development Corp.	30,662
115,600	Sino Land Co., Ltd.	164,492
14,000	Sumitomo Realty & Development Co., Ltd.	244,859
56,000	Sun Hung Kai Properties, Ltd.	698,994
29,000	Swire Pacific, Ltd., Class A	349,197
16,000	Tokyu Land Corp.	60,419
17,000	UOL Group, Ltd.	52,320
61,300	Wharf Holdings, Ltd. (The)	276,577
34,000	Wheelock & Co., Ltd.	84,134

		6,231,260

Road & Rail (1.0%):
38,866	Asciano Group	178,942
60	Central Japan Railway Co.	506,529
76,000	ComfortDelGro Corp., Ltd.	82,820
7,986	DSV A/S	142,799
13,413	East Japan Railway Co.	853,709
19,000	Keihin Electric Express Railway Co., Ltd.	170,530
22,000	Keio Corp.	155,131
12,000	Keisei Electric Railway Co., Ltd.	88,204
64,000	Kintetsu Corp.^	250,211
57,500	MTR Corp., Ltd.	185,733
35,000	Nippon Express Co., Ltd.	136,331
25,000	Odakyu Electric Railway Co., Ltd.	241,575
66,370	QR National, Ltd.	231,782
41,000	Tobu Railway Co., Ltd.	209,315
44,000	Tokyu Corp.	216,574
6,800	West Japan Railway Co.	295,508

		3,945,693

Semiconductors & Semiconductor Equipment (0.6%):
5,600	Advantest Corp.	53,226
53,048	ARM Holdings plc	488,952
7,400	ASM Pacific Technology, Ltd.	82,997
16,928	ASML Holding NV	709,354
11,000	Elpida Memory, Inc.	51,075
42,951	Infineon Technologies AG	323,241
3,800	ROHM Co., Ltd.	177,023
24,247	STMicroelectronics NV	143,189
4,200	SUMCO Corp.*	30,974
6,900	Tokyo Electron, Ltd.	350,649

		2,410,680

Shares		Fair Value

Common Stocks, continued
Software (0.9%):
12,696	Amadeus IT Holding SA, A Shares	$205,073
2,439	Dassault Systemes SA	195,267
3,800	Konami Corp.	113,696
3,900	Nintendo Co., Ltd.	537,782
1,400	Oracle Corp.	46,318
51,221	Sage Group plc (The)	233,692
36,358	SAP AG	1,922,139
2,400	Square Enix Holdings Co., Ltd.	47,074
4,100	Trend Micro, Inc.^	122,444

		3,423,485

Specialty Retail (0.9%):
900	ABC-Mart, Inc.	34,211
2,100	Fast Retailing Co., Ltd.	381,727
40,394	Hennes & Mauritz AB, B Shares	1,296,834
8,678	Industria de Diseno Textil SA	708,934
93,337	Kingfisher plc	362,800
1,550	Nitori Co., Ltd.	145,363
1,700	Sanrio Co., Ltd.	87,293
900	Shimamura Co., Ltd.	92,091
920	USS Co., Ltd.	83,166
3,280	Yamada Denki Co., Ltd.	222,919

		3,415,338

Textiles, Apparel & Luxury Goods (1.2%):
8,187	Adidas AG	532,450
5,600	ASICS Corp.	63,120
17,130	Burberry Group plc	313,422
2,112	Christian Dior SA	249,595
20,655	Compagnie Financiere Richemont SA, Class A	1,040,366
4,583	Luxottica Group SpA	128,234
10,039	LVMH Moet Hennessy Louis Vuitton SA	1,414,212
1,219	Swatch Group AG (The)	454,323
1,738	Swatch Group AG (The), Registered Shares	115,445
30,500	Yue Yuen Industrial Holdings, Ltd.	96,362

		4,407,529

Tobacco (1.7%):
78,132	British American Tobacco plc	3,703,954
40,036	Imperial Tobacco Group plc	1,513,062
177	Japan Tobacco, Inc.	832,176
8,343	Swedish Match AB, Class B	296,262

		6,345,454

Trading Companies & Distributors (1.2%):
12,882	Bunzl plc	176,235
60,000	ITOCHU Corp.	608,556
66,000	Marubeni Corp.	401,500
55,500	Mitsubishi Corp.	1,119,450
68,600	Mitsui & Co., Ltd.	1,065,165
155,090	Noble Group, Ltd.	134,590
51,700	Sojitz Corp.	79,835

continued

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL International Index Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Trading Companies & Distributors, continued
44,800	Sumitomo Corp.	$605,557
8,900	Toyota Tsushu Corp.	157,164
11,279	Wolseley plc	371,683

		4,719,735

Transportation Infrastructure (0.4%):
15,006	Abertis Infraestructuras SA	238,740
1,466	Aeroports de Paris	100,182
12,453	Atlantia SpA	198,633
38,860	Auckland International Airport, Ltd.	76,192
14,121	Ferrovial SA	170,234
1,337	Fraport AG	65,743
20,908	Groupe Eurotunnel SA	141,732
10,000	Kamigumi Co., Ltd.	86,227
2,852	Koninklijke Vopak NV	150,239
4,000	Mitsubishi Logistics Corp.	44,385
14,522	Sydney Airport	39,464
50,858	Transurban Group	292,021

		1,603,792

Water Utilities (0.1%):
9,186	Severn Trent plc	212,930

Wireless Telecommunication Services (2.4%):
1,935	Cellcom Israel, Ltd.	32,407
116	KDDI Corp.	746,936
2,968	Millicom International Cellular SA, SDR	297,363
1,103	Mobistar SA	57,604
2,483	NICE Systems, Ltd.*	84,554
603	NTT DoCoMo, Inc.	1,108,172
3,848	Partner Communications Co., Ltd.	34,046
35,200	SOFTBANK Corp.	1,035,904
23,202	StarHub, Ltd.	52,099
2,009,070	Vodafone Group plc	5,576,821

		9,025,906

Total Common Stocks (Cost $388,113,071)		372,013,860

Shares or Principal Amount		Fair Value

Preferred Stocks (0.5%):
Aerospace & Defense (0.0%):
4,766,175	Rolls-Royce Holdings plc, C Shares*(a)(b)	$—

Airlines (0.0%):
1,580	RWE AG	52,002

Automobiles (0.4%):
2,125	Bayerische Motoren Werke AG (BMW), Preferred Shares	100,506
6,060	Porsche Automobil Holding SE, Preferred Shares	324,264
5,711	Volkswagen AG, Preferred Shares	853,915

		1,278,685

Household Products (0.1%):
7,046	Henkel AG & Co. KGaA	406,567

Media (0.0%):
3,292	ProSiebenSat.1 Media AG, Preferred Shares	60,128

Total Preferred Stocks (Cost $1,665,533)		1,797,382

Securities Held as Collateral for Securities on Loan (2.0%):
$7,754,081	Allianz Variable Insurance Products Securities Lending Collateral Trust(c)	7,754,081

Total Securities Held as Collateral for Securities on Loan (Cost $7,754,081)		7,754,081

Unaffiliated Investment Company (0.9%):
3,524,709	Dreyfus Treasury Prime Cash Management, 0.00%(d)	3,524,709

Total Unaffiliated Investment Company (Cost $3,524,709)		3,524,709

Total Investment Securities (Cost $401,057,394)(e) — 101.1%		385,090,032
Net other assets (liabilities) — (1.1)%		(4,327,097)

Net Assets — 100.0%		$380,762,935

Percentages indicated are based on net assets as of December 31, 2011.

ADR—American Depositary Receipt

SDR—Swedish Depositary Receipt

*	Non-income producing security

^	This security or a partial position of the security was on loan as of December 31, 2011. The total value of securities on loan as of December 31, 2011 was $6,349,571.

+	Affiliated securities

(a)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2011. The total of all such securities represent 0.00% of the net assets of the fund.

(b)	Security issued in connection with a pending litigation settlement.

(c)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2011.

(d)	The rate represents the effective yield at December 31, 2011.

(e)	See Federal Tax Information listed in the Notes to the Financial Statements.

continued

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL International Index Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Futures Contracts

Cash of $351,000 has been segregated to cover margin requirements for the following open contracts as of December 31, 2011:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
TOPIX Index March Futures (Japanese Yen)	Long	3/8/12	9	$851,462	$2,045
SPI 200 Index March Futures (Australia Dollar)	Long	3/15/12	4	410,983	(6,211)
DJ EURO STOXX 50 March Futures (Euro)	Long	3/16/12	41	1,224,577	42,062
FTSE 100 Index March Futures (British Pounds)	Long	3/16/12	13	1,117,446	27,573
MSCI EAFE Index E-Mini March Futures (U.S. Dollar)	Long	3/16/12	32	2,255,040	12,144

					$77,613

continued

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL International Index Fund

Schedule of Portfolio Investments, continued

December 31, 2011

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2011:

Country	Percentage
Australia	8.3%
Austria	0.2
Belgium	0.9
Bermuda	0.1
Cayman Islands	—	^
Denmark	1.0	^
Finland	0.8
France	8.4
Germany	7.6
Greece	0.1%
Guernsey	0.1
Hong Kong	2.8
Ireland (Republic of)	0.4
Israel	0.6
Italy	2.1
Japan	21.1
Jersey	0.1
Kazakhstan	—	^
Luxembourg	0.3
Netherlands	2.8
New Zealand	0.1
Norway	0.7
Portugal	0.2
Singapore	1.5
Spain	3.2
Sweden	2.9
Switzerland	8.4
United Kingdom	22.3
United States	3.0

	100.0%

^	Represents less than 0.05	%.

See accompanying notes to the financial statements.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL International Index Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investment securities, at cost	$401,057,394

Investment securities, at value*	$385,090,032
Segregated cash for collateral	351,000
Interest and dividends receivable	725,415
Foreign currency, at value (cost $6,654,226)	6,693,167
Receivable for capital shares issued	705,395
Receivable for investments sold	4,482
Reclaims receivable	450,639
Receivable for variation margin on futures contracts	359,641
Receivable from Manager	7,837
Prepaid expenses	4,657

Total Assets	394,392,265

Liabilities:
Payable for investments purchased	5,191,037
Payable for capital shares redeemed	35,422
Payable for collateral received on loaned securities	7,754,081
Payable for variation margin on futures contracts	419,362
Administration fees payable	19,316
Distribution fees payable	79,060
Custodian fees payable	60,068
Administrative and compliance services fees payable	2,535
Trustee fees payable	137
Other accrued liabilities	68,312

Total Liabilities	13,629,330

Net Assets	$380,762,935

Net Assets Consist of:
Capital	$488,039,335
Accumulated net investment income/(loss)	9,368,906
Accumulated net realized gains/(losses) from investment transactions	(100,777,101)
Net unrealized appreciation/(depreciation) on investments	(15,868,205)

Net Assets	$380,762,935

Shares of beneficial interest (unlimited number of shares authorized, no par value)	31,654,038
Net Asset Value (offering and redemption price per share)	$12.03

*	Includes securities on loan of $6,349,571.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income:
Interest	$203
Dividends	13,457,245
Income from securities lending	219,231
Foreign withholding tax	(1,112,755)

Total Investment Income	12,563,924

Expenses:
Manager fees	1,277,255
Administration fees	250,158
Distribution fees	912,327
Custodian fees	352,431
Administrative and compliance services fees	16,363
Trustee fees	27,731
Professional fees	29,791
Shareholder reports	16,852
Other expenses	156,723

Total expenses before reductions	3,039,631
Less expenses contractually waived/reimbursed by the Manager	(322,520)
Less expenses paid indirectly	(2,011)

Net expenses	2,715,100

Net Investment Income/(Loss)	9,848,824

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	1,922,190
Net realized gains/(losses) on futures contracts	(897,273)
Net realized gains/(losses) on forward currency contracts	135,288
Change in unrealized appreciation/depreciation on investments	(57,941,131)

Net Realized/Unrealized Gains/(Losses) on Investments	(56,780,926)

Change in Net Assets Resulting From Operations	$(46,932,102)

See accompanying notes to the financial statements.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets

	AZL International Index Fund
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Change in Net Assets:
Operations:
Net investment income/(loss)	$9,848,824	$4,983,488
Net realized gains/(losses) on investment transactions	1,160,205	(283,321)
Change in unrealized appreciation/depreciation on investments	(57,941,131)	20,027,931

Change in net assets resulting from operations	(46,932,102)	24,728,098

Dividends to Shareholders:
From net investment income	(4,835,521)	(1,545,801)
From net realized gains on investments	—	(3,740,521)

Change in net assets resulting from dividends to shareholders	(4,835,521)	(5,286,322)

Capital Transactions:
Proceeds from shares issued	155,796,696	190,528,504
Proceeds from dividends reinvested	4,835,521	5,286,322
Value of shares redeemed	(68,882,228)	(35,659,803)

Change in net assets resulting from capital transactions	91,749,989	160,155,023

Change in net assets	39,982,366	179,596,799
Net Assets:
Beginning of period	340,780,569	161,183,770

End of period	$380,762,935	$340,780,569

Accumulated net investment income/(loss)	$9,368,906	$4,283,192

Share Transactions:
Shares issued	11,634,249	14,612,678
Dividends reinvested	404,646	408,842
Shares redeemed	(4,748,348)	(2,771,126)

Change in shares	7,290,547	12,250,394

See accompanying notes to the financial statements.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL International Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,		May 1, 2009 to December 31, 2009(a)
	2011	2010
Net Asset Value, Beginning of Period	$13.99	$13.31	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.28	0.15	0.10
Net Realized and Unrealized Gains/(Losses) on Investments	(2.07)	0.77	3.21

Total from Investment Activities	(1.79)	0.92	3.31

Dividends to Shareholders From:
Net Investment Income	(0.17)	(0.07)	—
Net Realized Gains	—	(0.17)	—

Total Dividends	(0.17)	(0.24)	—

Net Asset Value, End of Period	$12.03	$13.99	$13.31

Total Return(b)	(12.78)%	7.12%	33.10	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$380,763	$340,781	$161,184
Net Investment Income/(Loss)(d)	2.70%	2.07%	1.79%
Expenses Before Reductions(d)(e)	0.83%	0.83%	0.91%
Expenses Net of Reductions(d)	0.74%	0.70%	0.70%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)(f)	0.74%	0.70%	0.70%
Portfolio Turnover Rate	12%	3%	23	%(c)(g)

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(f)	Expenses net of reductions excluding expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(g)	Costs of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after a fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 42%.

See accompanying notes to the financial statements.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL International Index Fund

Notes to the Financial Statements

December 31, 2011

1.	Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL International Index Fund (the “Fund”). The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

—	AZL Allianz AGIC Opportunity Fund
—	AZL BlackRock Capital Appreciation Fund
—	AZL Columbia Mid Cap Value Fund
—	AZL Columbia Small Cap Value Fund
—	AZL Davis New York Venture Fund (formerly AZL Davis NY Venture Fund)
—	AZL Dreyfus Equity Growth Fund
—	AZL Eaton Vance Large Cap Value Fund
—	AZL Enhanced Bond Index Fund
—	AZL Franklin Small Cap Value Fund
—	AZL Franklin Templeton Founding Strategy Plus Fund
—	AZL Gateway Fund
—	AZL International Index Fund
—	AZL Invesco Equity and Income Fund (formerly AZL Van Kampen Equity and Income Fund)
—	AZL Invesco Growth and Income Fund (formerly AZL Van Kampen Growth and Income Fund)
—	AZL Invesco International Equity Fund
—	AZL JPMorgan International Opportunities Fund (formerly AZL Morgan Stanley International Equity Fund)
—	AZL JPMorgan U.S. Equity Fund
—	AZL MFS Investors Trust Fund
—	AZL Mid Cap Index Fund
—	AZL Money Market Fund
—	AZL Morgan Stanley Global Real Estate Fund
—	AZL Morgan Stanley Mid Cap Growth Fund
—	AZL NFJ International Value Fund
—	AZL Russell 1000 Growth Index Fund
—	AZL Russell 1000 Value Index Fund
—	AZL S&P 500 Index Fund
—	AZL Schroder Emerging Markets Equity Fund
—	AZL Small Cap Stock Index Fund
—	AZL Turner Quantitative Small Cap Growth Fund

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL International Index Fund

Notes to the Financial Statements, continued

December 31, 2011

foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL International Index Fund

Notes to the Financial Statements, continued

December 31, 2011

at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities) and is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Allianz Investment Management LLC (the “Manager”) to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2011 are presented on the Fund’s Schedule of Portfolio Investments (“Schedule”). The average outstanding amount of securities on loan was $12.5 million for the year ended December 31, 2011.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $21,687 during the year ended December 31, 2011. These fees have been netted against Income from Securities Lending on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments that the Fund may utilize, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2011, the Fund entered into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. As of December 31, 2011, the Fund did not hold any forward currency contracts. During the year ended December 31, 2011, the Fund had limited activity in these transactions.

Futures Contracts

During the year ended December 31, 2011, the Fund used futures contracts to provide equity exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange.

23

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL International Index Fund

Notes to the Financial Statements, continued

December 31, 2011

Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $5.9 million as of December 31, 2011. The monthly average notional amount for these contracts was $9.7 million for the year ended December 31, 2011.

Summary of Derivative Instruments

The following is a summary of the fair value of derivative instruments as of December 31, 2011:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*
Equity Contracts	Receivable for variation margin on futures contracts	83,824	Payable for variation margin on futures contracts	6,211

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation Margin on Futures Contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2011:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income
Foreign Exchange Contracts	Net realized gains/(losses) on forward currency contracts / change in unrealized appreciation/depreciation on investments	$135,288	$—
Equity Contracts	Net realized gains/(losses) on futures contracts / change in unrealized appreciation/depreciation on investments	(897,273)	76,998

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2013.

24

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL International Index Fund

Notes to the Financial Statements, continued

December 31, 2011

For the year ended December 31, 2011, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit*
AZL International Index Fund	0.35%	0.77%

*	Prior to May 1, 2011, the Annual Expense Limit was 0.70%.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2011, the contractual reimbursements that are subject to repayment by the Fund in subsequent years were as follows:

	Expires 12/31/2012	Expires 12/31/2013	Expires 12/31/2014
AZL International Index Fund	$138,328	$309,793	$322,520

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the year ended December 31, 2011, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2011, $5,313 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee

25

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL International Index Fund

Notes to the Financial Statements, continued

December 31, 2011

receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting and a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2011, actual Trustee compensation was $924,000 in total for both Trusts.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Exchange traded futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

26

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL International Index Fund

Notes to the Financial Statements, continued

December 31, 2011

The following is a summary of the valuation inputs used as of December 31, 2011 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks:
Airlines	$33,432	$617,439	$—	$650,871
Hotels, Restaurants & Leisure	76,359	3,522,553	—	3,598,912
All Other Common Stocks+	—	367,764,077	—	367,764,077
Preferred Stocks+	—	1,797,382	—	1,797,382
Securities Held as Collateral for Securities on Loan	—	7,754,081	—	7,754,081
Unaffiliated Investment Company	3,524,709	—	—	3,524,709

Total Investment Securities	3,634,500	381,455,532	—	385,090,032

Other Financial Instruments:*
Futures Contracts	77,613	—	—	77,613

Total Investments	$3,712,113	381,455,532	—	385,167,645

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts and forward currency contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

As of December 31, 2011, the Fund held securities that were valued in good faith pursuant to procedures approved by the Board of Trustees. The BGP Holdings plc common stock was valued at $0.

The Fund recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1, 2 or 3 as of December 31, 2011.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Adoption of ASU 2011-04 will have no effect on the Fund’s net assets. At this time, management is evaluating the impact of ASU 2011-04 on the financial statement disclosures.

5.	Security Purchases and Sales

For the year ended December 31, 2011, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL International Index Fund	$146,951,776	$44,345,445

6.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

27

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL International Index Fund

Notes to the Financial Statements, continued

December 31, 2011

Cost for federal income tax purposes at December 31, 2011 is $404,024,486. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$26,499,054
Unrealized depreciation	(45,433,508)

Net unrealized depreciation	$(18,934,454)

As of the end of its tax year ended December 31, 2011, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the table below. Under the provisions of the Regulated Investment Company Modernization Act of 2010, CLCFs that originated in a tax year that began before December 23, 2010 (pre-effective CLCFs) may be carried forward, subject to certain limitations, and applied to offset future capital gains, and thus reduce the amount of distributable capital gains, for up to eight succeeding tax years, after which any unutilized CLCFs expire. Pre-effective CLCFs are applied as short-term capital loss regardless of whether the originating capital loss was short term or long term. CLCFs that originate in tax years beginning after December 22, 2010 (post-effective CLCFs), are applied consistent with the character in which they originated as a new loss on the first day of the immediately succeeding tax year, and thus take precedent over the application of pre-effective CLCFs. Post-effective CLCFs can be carried forward indefinitely.

Pre-effective CLCFs subject to expiration:

	Expires 12/31/2015	Expires 12/31/2016
AZL International Index Fund	$42,254,215	$55,890,176

During the year ended December 31, 2011, the Fund utilized $2,378,268 in CLCFs to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2011 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL International Index Fund	$4,835,521	$—	$4,835,521

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2010 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL International Index Fund	$5,286,322	$—	$5,286,322

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2011, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL International Index Fund	$9,744,959	$(98,144,391)	$(18,876,968)	$(107,276,400)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL International Index Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio

February 24, 2012

29

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

30

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

31

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2011. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 19, 2011, and at an “in person” Board of Trustees meeting held October 26, 2011. The Agreements were approved at the Board meeting of October 26, 2011. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2013. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager and Subadvisers.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

32

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2)  The investment performance of the Funds, the Manager and the Subadvisers.  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 26, 2011, the Manager reported that for the three year period ended June 30, 2011, ten Funds were in the top 40%, six were in the middle 20% and five were in the bottom 40%, and for the one year period ended June 30, 2011, nine Funds were in the top 40%, eight were in the middle 20%, and 11 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2011, nine Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40%. At the Board of Trustees meeting held October 26, 2011, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 29 Funds reviewed by the Board of Trustees in the fall of 2011, 24 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2012 for the 29 Funds was as follows: (1) 21 of the Funds had total expense rankings at or below the 50th percentile; (2) three of the Funds were between the 50th and 65th percentiles; (3) for three of the Funds with expense ranks above the 65th percentile, the Manager recommended, and the Board of Trustees approved, temporary management fee waivers effective May 1, 2012, which are expected to reduce such rankings to the 65th percentile or below; (4) for one Fund with an expense rank above the 65th percentile, the Manager expects such Fund to be below the 65th percentile in 2012 because of greater Fund assets; and (5) for one Fund with an expense rank above the 65th percentile, the Manager reported that the peer group makes for poor comparability.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2009 through June 30, 2011. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering

33

profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2011 were approximately $6.2 billion, and that no single non-money market Fund had assets in excess of $428 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2012, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

34

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc., 2005 to present; EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	42	Argus Group Holdings; Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 54 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	42	Luther College
Roger Gelfenbien, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	42	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, 2012 to present; General Partner of Fairview Capital, L.P., 1994 to present	42	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to present; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002; Consultant to Hartford Insurance Co., 2001	42	None
Peter W. McClean, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	42	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	42	Connecticut Water Service, Inc.

35

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the Fund Complex During Past 5 Years
Robert DeChellis, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	42	None
Brian Muench, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	42	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Allianz Life from April 2011, to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.
Michael Radmer, Age 66 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/04	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007; Vice President, Fund Administration, Columbia Management, July 2002 to December 2005.
Stephen G. Simon, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

36

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1211 2/12

AZL® Invesco Equity and Income Fund

(formerly AZL® Van Kampen Equity and Income Fund)

Annual Report

December 31, 2011

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Invesco Equity and Income Fund Review (unaudited)

(formerly AZL®Van Kampen Equity and Income Fund)

Allianz Investment Management LLC serves as the Manager for the AZL® Invesco Equity and Income Fund and Invesco Advisers, Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2011?

For the year ended December 31, 2011, the AZL® Invesco Equity and Income Fund returned –2.18% compared to a 2.11% and 7.84% total return for its benchmarks, the S&P 500 Index1 and the Barclays Capital U.S. Aggregate Bond Index2, respectively.

The financial markets faced a challenging year. Investors grew increasingly concerned over the size and scope of the European sovereign debt crisis, and over the deficit issues facing the U.S. government. Political upheaval in the Middle East and northern Africa and a devastating earthquake and tsunami in Japan also contributed to investors’ uneasiness. Corporate earnings remained strong, but were often overshadowed by investor concerns about continuing high unemployment and a weak housing market in the U.S. Stocks and fixed-income investments posted mixed results in that environment.

In the Fund’s equity portfolio, stock selection in the consumer staples sector was the largest detractor from performance relative to the benchmark. Stock selection in the energy sector also negatively affected performance, particularly due to holdings in certain gas equipment service companies and exploration and production firms. An overweight position in the technology sector dragged on performance relative to the benchmark, as did individual stock selection within that sector. In addition, the Fund was hurt by exposure to stocks in the hardware and equipment industry.*

The equity portion of the Fund’s portfolio benefited in relative terms from an underweight position in the financial sector, which was the worst performing sector in the benchmark during the year. Strong stock selection in the materials and telecommunications sectors also benefited relative performance.*

Within the fixed-income portion of the portfolio, the Fund benefited from exposure to investment-grade corporate, U.S. Treasury and agency bonds. Those gains, however, were largely offset by the Fund’s allocation to convertible securities. Convertible bonds were very sensitive to movements in the equity markets during the year, which led to weak performance.*

Currency forward contracts were used during the year for the sole purpose of hedging currency exposure of the U.S.-dollar-denominated American Depositary Receipts in the Fund.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2011.
[1]

The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

[2]

The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Investors cannot invest directly in an index.

1

AZL® Invesco Equity and Income Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek the highest possible income consistent with safety of principal, with long-term growth of capital as an important secondary objective. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 65% of its total assets in income-producing equity securities.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2011

	1 Year	3 Year	5 Year	Since Inception (5/3/04)
AZL® Invesco Equity and Income Fund	–2.18%	10.32%	1.04%	4.29%
S&P 500 Index	2.11%	14.11%	–0.25%	3.66%
Barclays Capital U.S. Aggregate Bond Index	7.84%	6.77%	6.50%	5.69%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio2

Gross
AZL® Invesco Equity and Income Fund	1.11%

The above expense ratios are based on the current Fund prospectus dated May 1, 2011. The Manager voluntarily reduced the management fee to 0.70% on the first $100 million of assets, 0.675% on the next $100 million, and 0.65% on assets above $200 million. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2013. Additional information pertaining to the December 31, 2011 expense ratios can be found in the financial highlights.

[1]	The hypothetical $10,000 investment for the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index is calculated from April 30, 2004.
[2]

Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and expenses the Fund’s gross ratio would be 1.10%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”) and the Barclays Capital U.S. Aggregate Bond Index. The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund.

Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Equity and Income Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Invesco Equity and Income Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only. Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period** 7/1/11 - 12/31/11
AZL Invesco Equity and Income Fund	$1,000.00	$943.50	$4.95	1.01%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period** 7/1/11 - 12/31/11
AZL Invesco Equity and Income Fund	$1,000.00	$1,020.11	$5.14	1.01%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
**	Excludes expense paid indirectly.

Portfolio Composition

(Unaudited)

Investments	Percent of net assets+
Financials	15.8%
Unaffiliated Investment Company	13.2
Health Care	12.6
Information Technology	10.4
Energy	9.3
Consumer Discretionary	8.6
Consumer Staples	8.5
U.S. Treasury Obligations	6.6
Industrials	6.5
Securities Held as Collateral for Securities on Loan	4.9

Investments	Percent of net assets+
Telecommunication Services	3.0%
Utilities	3.0
Materials	1.3
U.S. Government Agency Mortgages	0.5
Exchange Traded Fund	0.2
Municipal Bond	0.0
Sovereign Bonds	0.0

Total	104.4%

+	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Equity and Income Fund

Schedule of Portfolio Investments

December 31, 2011

Shares		Fair Value

Common Stocks (61.9%):
Beverages (1.0%):
44,617	Coca-Cola Co. (The)	$3,121,851
22,876	PepsiCo, Inc.	1,517,823

		4,639,674

Capital Markets (1.7%):
235,301	Charles Schwab Corp. (The)	2,649,489
55,975	Northern Trust Corp.	2,219,968
61,044	State Street Corp.	2,460,684

		7,330,141

Chemicals (0.7%):
34,940	PPG Industries, Inc.	2,917,141

Commercial Banks (3.9%):
100,001	BB&T Corp.^	2,517,025
71,096	Comerica, Inc.	1,834,277
172,731	Fifth Third Bancorp	2,197,138
93,171	PNC Financial Services Group, Inc.^	5,373,172
81,667	U.S. Bancorp	2,209,092
116,384	Wells Fargo & Co.	3,207,543

		17,338,247

Commercial Services & Supplies (0.4%):
57,024	Cintas Corp.^	1,985,005

Computers & Peripherals (1.4%):
185,407	Dell, Inc.*	2,712,505
140,887	Hewlett-Packard Co.	3,629,249

		6,341,754

Diversified Financial Services (3.7%):
167,484	Citigroup, Inc.	4,406,504
360,659	JPMorgan Chase & Co.	11,991,912

		16,398,416

Diversified Telecommunication Services (0.9%):
96,379	Verizon Communications, Inc.	3,866,726

Electric Utilities (2.7%):
120,473	American Electric Power Co., Inc.	4,976,739
63,152	Edison International	2,614,493
25,439	Entergy Corp.	1,858,319
58,069	FirstEnergy Corp.	2,572,457

		12,022,008

Energy Equipment & Services (1.6%):
50,037	Baker Hughes, Inc.	2,433,799
41,262	Cameron International Corp.*	2,029,678
37,758	Schlumberger, Ltd.	2,579,249

		7,042,726

Food & Staples Retailing (1.5%):
132,340	SYSCO Corp.	3,881,532
90,551	Walgreen Co.	2,993,616

		6,875,148

Shares		Fair Value

Common Stocks, continued
Food Products (2.3%):
102,557	Archer-Daniels Midland Co.	$2,933,130
80,847	Kraft Foods, Inc., Class A	3,020,444
126,895	Unilever NV, NYS	4,361,381

		10,314,955

Health Care Equipment & Supplies (0.9%):
105,688	Medtronic, Inc.	4,042,566

Health Care Providers & Services (2.5%):
51,899	Cardinal Health, Inc.	2,107,619
34,575	CIGNA Corp.	1,452,150
42,463	HCA Holdings, Inc.*	935,460
126,424	UnitedHealth Group, Inc.	6,407,168

		10,902,397

Household Durables (0.1%):
33,949	Sony Corp., Sponsored ADR	612,440

Household Products (2.2%):
22,739	Energizer Holdings, Inc.*	1,761,818
117,528	Procter & Gamble Co. (The)	7,840,293

		9,602,111

Industrial Conglomerates (4.3%):
705,232	General Electric Co.	12,630,705
137,897	Tyco International, Ltd.	6,441,169

		19,071,874

Insurance (2.7%):
36,672	Chubb Corp. (The)^	2,538,436
293,798	Marsh & McLennan Cos., Inc.	9,289,893

		11,828,329

Internet Software & Services (1.9%):
224,655	eBay, Inc.*^	6,813,786
88,725	Yahoo!, Inc.*	1,431,134

		8,244,920

IT Services (1.3%):
99,078	Amdocs, Ltd.*	2,826,695
150,754	Western Union Co.	2,752,768

		5,579,463

Machinery (0.7%):
101,535	Ingersoll-Rand plc	3,093,771

Media (4.8%):
248,340	Comcast Corp., Class A^	5,888,142
60,446	Time Warner Cable, Inc.	3,842,552
137,607	Time Warner, Inc.	4,973,117
141,781	Viacom, Inc., Class B	6,438,275

		21,142,086

Oil, Gas & Consumable Fuels (7.1%):
104,243	Anadarko Petroleum Corp.	7,956,868
40,120	Devon Energy Corp.	2,487,440
45,090	Exxon Mobil Corp.	3,821,828
83,913	Hess Corp.	4,766,259
33,340	Occidental Petroleum Corp.	3,123,958

continued

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Equity and Income Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares or Principal Amount		Fair Value

Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
88,626	Royal Dutch Shell plc, ADR	$6,477,674
634	Sunoco, Inc.	26,007
81,742	Williams Cos., Inc. (The)	2,699,121

		31,359,155

Personal Products (1.0%):
252,497	Avon Products, Inc.	4,411,123

Pharmaceuticals (5.3%):
27,439	Abbott Laboratories	1,542,895
169,857	Bristol-Myers Squibb Co.^	5,985,761
24,395	Eli Lilly & Co.	1,013,856
15,105	Hospira, Inc.*^	458,739
152,246	Merck & Co., Inc.	5,739,674
395,299	Pfizer, Inc.	8,554,270

		23,295,195

Semiconductors & Semiconductor Equipment (1.5%):
221,078	Applied Materials, Inc.	2,367,745
107,578	Intel Corp.	2,608,767
207,661	STMicroelectronics NV	1,226,328
109,984	STMicroelectronics NV, NYS	652,205

		6,855,045

Software (1.4%):
241,592	Microsoft Corp.	6,271,728

Specialty Retail (1.2%):
123,590	Home Depot, Inc.	5,195,724

Wireless Telecommunication Services (1.2%):
194,865	Vodafone Group plc, Sponsored ADR	5,462,066

Total Common Stocks (Cost $246,476,581)		274,041,934

Preferred Stocks (1.4%):
Commercial Banks (0.3%):
13,608	KeyCorp, Series A^	1,435,644

Diversified Financial Services (0.0%):
3,370	Nielsen Holdings NV	194,828

Health Care Providers & Services (0.4%):
1,310	HealthSouth Corp., Series A	1,149,525
9,754	Omnicare Capital Trust II	449,903

		1,599,428

Multi-Utilities (0.20%):
22,092	Centerpoint Energy, Inc., 9/15/29	758,032

Oil, Gas & Consumable Fuels (0.3%):
27,346	El Paso Energy Capital Trust I	1,252,789

Road & Rail (0.2%):
91,449	Swift Mandatory Common Exchange Security Trust(a)	783,370

Total Preferred Stocks (Cost $5,598,739)		6,024,091

Convertible Bonds (10.3%):
Biotechnology (1.4%):
$1,252,000	Amylin Pharmaceuticals, Inc., 3.00%, 6/15/14	1,114,280

Principal Amount		Fair Value

Convertible Bonds, continued
Biotechnology, continued
$347,000	Dendreon Corp., 2.88%, 1/15/16	$243,334
2,903,000	Gilead Sciences, Inc., Series D, 1.63%, 5/1/16	3,321,106
1,744,000	Invitrogen Corp., 1.50%, 2/15/24	1,744,000

		6,422,720

Capital Markets (0.7%):
1,747,000	Affiliated Managers Group, Inc., 3.95%, 8/15/38, Callable 8/15/13 @ 100	1,895,495
1,200,000	Goldman Sachs Group, Inc. (The), 1.00%, 3/15/17, Callable 3/13/15 @ 100, MTN(a)	1,058,450

		2,953,945

Communications Equipment (1.0%):
1,106,000	Ciena Corp., 4.00%, 3/15/15(a)	1,086,645
2,529,000	Lucent Technologies Corp., 2.88%, 6/15/25	2,219,197

983,000	TW Telecom, Inc., 2.38%, 4/1/26, Callable 4/6/13 @ 100	1,157,483

		4,463,325

Computers & Peripherals (0.8%):
3,608,000	Sandisk Corp., 1.00%, 5/15/13	3,513,290

Construction Materials (0.3%):
2,000,000	Cemex SAB de C.V., 4.88%, 3/15/15^	1,305,000

Diversified Telecommunication Services (0.3%):
793,000	JDS Uniphase Corp., 1.00%, 5/15/26, Callable 5/20/13 @ 100^	779,123
400,000	JDS Uniphase Corp., 1.00%, 5/15/26(a)	388,500

		1,167,623

Energy Equipment & Services (0.2%):
1,000,000	Helix Energy Solutions Group, Inc., 3.25%, 12/15/25, Callable 12/20/12 @ 100	1,002,500

Health Care Equipment & Supplies (0.9%):
1,890,000	LifePoint Hospitals, Inc., 3.50%, 5/15/14	1,932,525
503,000	NuVasive, Inc., 2.75%, 7/1/17	366,561
1,252,000	Teleflex, Inc., 3.88%, 8/1/17	1,505,530

		3,804,616

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Equity and Income Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Principal Amount		Fair Value

Convertible Bonds, continued
Health Care Providers & Services (0.3%):
$416,000	Omnicare, Inc., 3.75%, 12/15/25	$578,240
771,000	Omnicare, Inc., 3.25%, 12/15/35	707,392

		1,285,632

Hotels, Restaurants & Leisure (1.1%):
2,049,000	International Game Technology, Inc., 3.25%, 5/1/14^(a)	2,425,504
2,693,000	MGM Resorts International, 4.25%, 4/15/15^	2,554,983

		4,980,487

Internet & Catalog Retail (0.3%):
1,209,700	Liberty Media Corp., 3.13%, 3/30/23	1,353,352

Machinery (0.3%):
836,000	Linear Technology Corp., Series A, 3.00%, 5/1/27, Callable 5/1/14 @ 100	853,765
460,000	Linear Technology Corp., 3.00%, 5/1/27(a)	469,775

		1,323,540

Media (0.6%):
1,317,000	Gaylord Entertainment Co., 3.75%, 10/1/14(a)	1,465,163
641,000	Interpublic Group of Cos., Inc. (The), 4.25%, 3/15/23, Callable 3/15/12 @ 100	648,211
480,000	Interpublic Group of Cos., Inc. (The), 4.75%, 3/15/23, Callable 3/15/13 @ 100	526,800

		2,640,174

Pharmaceuticals (0.6%):
1,094,000	Endo Pharmaceuticals Holdings, Inc., 1.75%, 4/15/15	1,431,772
885,000	Salix Pharmaceuticals, Ltd., 2.75%, 5/15/15	1,144,969

		2,576,741

Semiconductors & Semiconductor Equipment (0.6%):
1,003,000	Micron Technology, Inc., Series A, 1.50%, 8/1/31, Callable 8/5/15 @ 100(a)	900,192
663,000	Novellus Systems, Inc., 2.63%, 5/15/41(a)	793,943
452,000	Xilinx, Inc., 3.13%, 3/15/37	513,020

Principal Amount		Fair Value

Convertible Bonds, continued
Semiconductors & Semiconductor Equipment, continued
$512,000	Xilinx, Inc., 3.13%, 3/15/37(a)	$581,120

		2,788,275

Software (0.4%):
592,000	Cadence Design Systems, Inc., 1.50%, 12/15/13	583,860
901,000	Symantec Corp., 1.00%, 6/15/13^	1,003,489

		1,587,349

Thrifts & Mortgage Finance (0.1%):
990,000	MGIC Investment Corp., 5.00%, 5/1/17	595,238

Wireless Telecommunication Services (0.4%):
1,691,000	SBA Communications Corp., 1.88%, 5/1/13	1,908,716

Total Convertible Bonds (Cost $46,032,694)		45,672,523

Corporate Bonds (4.0%):
Aerospace & Defense (0.0%):
65,000	Raytheon Co., 1.63%, 10/15/15	65,445

Airlines (0.0%):
105,000	Continental Airlines 2010-A, Class A, 4.75%, 1/12/21^	107,100
84,894	Delta Air Lines, Inc., 6.20%, 7/2/18	90,412

		197,512

Automobiles (0.0%):
55,000	Daimler Finance LLC, 7.30%, 1/15/12	55,102

Beverages (0.1%):
20,000	Anheuser-Busch InBev NV Worldwide, Inc., 5.38%, 11/15/14	22,223
135,000	Anheuser-Busch InBev NV Worldwide, Inc., 3.63%, 4/15/15	143,754
80,000	FBG Finance, Ltd., 5.13%, 6/15/15(a)	87,065

		253,042

Capital Markets (0.4%):
120,000	Bear Stearns Co., Inc., 7.25%, 2/1/18	140,682
305,000	Goldman Sachs Group, Inc. (The), 6.15%, 4/1/18	314,787
175,000	Goldman Sachs Group, Inc. (The), 5.25%, 7/27/21	170,719
140,000	Goldman Sachs Group, Inc. (The), 6.75%, 10/1/37	130,272

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Equity and Income Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Principal Amount		Fair Value

Corporate Bonds, continued
Capital Markets, continued
$175,000	Jefferies Group, Inc., 6.88%, 4/15/21	$157,500
70,000	Merrill Lynch & Co., 6.88%, 4/25/18	69,016
235,000	Morgan Stanley, 4.00%, 7/24/15	220,372
295,000	Morgan Stanley, 3.45%, 11/2/15	271,604
120,000	Morgan Stanley, 5.75%, 1/25/21	111,937

		1,586,889

Commercial Banks (0.2%):
28,000	AT&T, Inc., 5.35%, 9/1/40	31,497
75,000	Enterprise Products Partners LP, 6.50%, 1/31/19	87,336
105,000	HBOS plc, 6.75%, 5/21/18(a)	84,188
50,000	PNC Funding Corp., 6.70%, 6/10/19	61,002
185,000	U.S. Bancorp, 2.00%, 6/14/13^	188,018
250,000	U.S. Bank NA, 3.78%, 4/29/20, Callable 4/29/15 @ 100(b)	257,440
230,000	Wells Fargo & Co., 5.63%, 12/11/17	262,092

		971,573

Commercial Services & Supplies (0.1%):
195,000	Cintas Corp., 2.85%, 6/1/16	199,981
135,000	Waste Management, Inc., 5.00%, 3/15/14^	144,680

		344,661

Communications Equipment (0.0%):
45,000	Juniper Networks, Inc., 4.60%, 3/15/21	47,688

Computers & Peripherals (0.0%):
195,000	Hewlett-Packard Co., 2.63%, 12/9/14	196,718

Consumer Finance (0.1%):
140,000	Capital One Financial Corp., 6.75%, 9/15/17	156,872
200,000	GMAC, Inc., 2.20%, 12/19/12	203,814
165,000	HSBC Finance Corp., 7.00%, 5/15/12	168,077

		528,763

Principal Amount		Fair Value

Corporate Bonds, continued
Diversified Financial Services (0.9%):
$295,000	Bank of America Corp., 5.75%, 12/1/17	$278,634
175,000	Bank of America Corp., 5.65%, 5/1/18	166,732
180,000	Charles Schwab Corp. (The), 4.45%, 7/22/20	190,451
1,000,000	Citibank NA, 1.75%, 12/28/12	1,015,284
1,050,000	Citigroup Funding, Inc., 2.25%, 12/10/12	1,069,500
135,000	Citigroup, Inc., 6.13%, 11/21/17	144,076
220,000	Citigroup, Inc., 8.50%, 5/22/19	258,959
115,000	ERAC USA Finance Co., 2.75%, 7/1/13(a)	116,940
185,000	General Electric Capital Corp., 4.65%, 10/17/21, MTN	193,078
120,000	JPMorgan Chase & Co., 6.00%, 1/15/18	133,882
65,000	JPMorgan Chase & Co., 6.30%, 4/23/19	73,621
150,000	JPMorgan Chase & Co., 4.40%, 7/22/20	153,182
130,000	PNC Funding Corp., 5.13%, 2/8/20	146,896

		3,941,235

Diversified Telecommunication Services (0.1%):
1,000	AT&T, Inc., 8.00%, 11/15/31	1,413
65,000	Verizon Communications, Inc., 3.00%, 4/1/16^	68,067
65,000	Verizon Communications, Inc., 6.35%, 4/1/19	79,203
120,000	Verizon Communications, Inc., 8.95%, 3/1/39	192,175
90,000	Verizon Communications, Inc., 4.75%, 11/1/41^	96,861

		437,719

Electric Utilities (0.1%):
175,000	Louisville Gas & Electric Co., 1.63%, 11/15/15	175,896
125,000	Ohio Power Co., Series M, 5.38%, 10/1/21	143,387

		319,283

Electronic Equipment, Instruments & Components (0.0%):
10,000	Corning, Inc., 6.63%, 5/15/19	12,068
20,000	Corning, Inc., 7.25%, 8/15/36, Callable 8/15/26 @ 100	24,127

		36,195

continued

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Equity and Income Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Principal Amount		Fair Value

Corporate Bonds, continued
Energy Equipment & Services (0.0%):
$45,000	Texas East Transmission, 7.00%, 7/15/32	$57,393

Food & Staples Retailing (0.1%):
117,712	CVS Pass-Through Trust, 6.04%, 12/10/28	122,501
19,141	CVS Pass-Through Trust, 8.35%, 7/10/31(a)	23,426
185,000	Safeway, Inc., 3.95%, 8/15/20^	182,693
15,000	Wal-Mart Stores, Inc., 6.50%, 8/15/37	20,722

		349,342

Food Products (0.1%):
85,000	Corn Products International, Inc., 6.63%, 4/15/37	101,059
85,000	GlaxoSmithKline plc, 5.65%, 5/15/18	102,307
85,000	Kraft Foods, Inc., 5.38%, 2/10/20	98,077
135,000	Kraft Foods, Inc., 7.00%, 8/11/37	180,353
15,000	Kraft Foods, Inc., 6.88%, 2/1/38	19,862

		501,658

Health Care Equipment & Supplies (0.1%):
95,000	Boston Scientific Corp., 4.50%, 1/15/15	99,694
130,000	CareFusion Corp., 4.13%, 8/1/12	131,975

		231,669

Health Care Providers & Services (0.2%):
220,000	Aetna, Inc., 3.95%, 9/1/20	227,615
335,000	Express Scripts, Inc., 5.25%, 6/15/12	341,333
75,000	Medco Health Solutions, Inc., 2.75%, 9/15/15	75,424
135,000	WellPoint, Inc., 4.35%, 8/15/20	145,833

		790,205

Hotels, Restaurants & Leisure (0.1%):
170,000	Expedia, Inc., 5.95%, 8/15/20	171,434
225,000	Wyndham Worldwide Corp., 5.63%, 3/1/21	232,327
20,000	Yum! Brands, Inc., 6.25%, 3/15/18	23,436
60,000	Yum! Brands, Inc., 5.30%, 9/15/19	67,130

		494,327

Principal Amount		Fair Value

Corporate Bonds, continued
Household Products (0.1%):
350,000	Pentair, Inc., 5.00%, 5/15/21, Callable 2/15/21 @ 100	$369,450
225,000	Tupperware Corp., 4.75%, 6/1/21, Callable 3/1/21 @ 100(a)	225,448

		594,898

Industrial Conglomerates (0.3%):
1,200,000	General Electric Capital Corp., Series G, 2.63%, 12/28/12, MTN	1,228,722
75,000	General Electric Capital Corp., Series G, 6.00%, 8/7/19, MTN	86,147
160,000	General Electric Co., 5.25%, 12/6/17	183,642

		1,498,511

Insurance (0.1%):
115,000	CNA Financial Corp., 5.88%, 8/15/20^	118,134
75,000	Pacific Life Corp., 6.00%, 2/10/20(a)	79,823
70,000	Travelers Cos., Inc. (The), 5.35%, 11/1/40	80,874

		278,831

Media (0.3%):
135,000	Comcast Corp., 5.70%, 5/15/18	155,352
20,000	Cox Communications, Inc., 8.38%, 3/1/39(a)	26,779
430,000	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 7.63%, 5/15/16, Callable 5/15/12 @ 103.81	456,338
80,000	NBCUniversal Media LLC, 2.10%, 4/1/14	81,318
65,000	NBCUniversal Media LLC, 5.15%, 4/30/20	72,369
75,000	NBCUniversal Media LLC, 5.95%, 4/1/41	88,156
160,000	Time Warner Cable, Inc., 5.88%, 11/15/40, Callable 5/15/40 @ 100	173,162
40,000	Time Warner, Inc., 5.88%, 11/15/16	46,169
60,000	Time Warner, Inc., 8.75%, 2/14/19	76,616

		1,176,259

Metals & Mining (0.0%):
115,000	Freeport-McMoRan Copper & Gold, Inc., 8.38%, 4/1/17, Callable 4/1/12 @ 104.19	122,187

continued

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Equity and Income Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Principal Amount		Fair Value

Corporate Bonds, continued
Multi-Utilities (0.0%):
$40,000	NiSource Finance Corp., 6.80%, 1/15/19	$46,850

Multiline Retail (0.0%):
90,000	Macy’s Retail Holdings, Inc., 5.35%, 3/15/12	90,617

Oil, Gas & Consumable Fuels (0.1%):
35,000	Enterprise Products Operating LP, 5.25%, 1/31/20	38,644
50,000	Hess Corp., 5.60%, 2/15/41	55,864
300,000	Morgan Stanley, 3.80%, 4/29/16	276,394
45,000	Spectra Energy Capital Corp., 7.50%, 9/15/38	58,553

		429,455

Paper & Forest Products (0.0%):
125,000	International Paper Co., 6.00%, 11/15/41, Callable 5/15/41 @ 100	135,702

Pharmaceuticals (0.1%):
110,000	Express Scripts, Inc., 3.13%, 5/15/16^	110,610
95,000	Merck & Co., Inc., 5.00%, 6/30/19	112,031
230,000	Pfizer, Inc., 6.20%, 3/15/19	283,798

		506,439

Real Estate Investment Trusts (REITs) (0.1%):
115,000	Digital Realty Trust LP, 4.50%, 7/15/15^	117,299
185,000	Senior Housing Properties Trust, 4.30%, 1/15/16, Callable 10/15/15 @ 100	182,326
75,000	WEA Finance LLC, 7.13%, 4/15/18(a)	83,822

		383,447

Road & Rail (0.1%):
20,000	CSX Corp., 6.15%, 5/1/37	24,051
140,000	CSX Corp., 5.50%, 4/15/41, Callable 10/15/40 @ 100	158,578
105,000	Ryder System, Inc., 3.15%, 3/2/15, MTN	107,905
20,000	Union Pacific Corp., 6.13%, 2/15/20	24,482

		315,016

Software (0.0%):
75,000	Adobe Systems, Inc., 4.75%, 2/1/20	81,417

Principal Amount		Fair Value

Corporate Bonds, continued
Specialty Retail (0.1%):
$100,000	Advance Auto Parts, Inc., 5.75%, 5/1/20	$109,516
140,000	AutoZone, Inc., 6.50%, 1/15/14	153,796
155,000	Best Buy Co., Inc., 5.50%, 3/15/21, Callable 12/15/20 @ 100^	148,270

		411,582

Thrifts & Mortgage Finance (0.0%):
80,000	Prudential Financial, Inc., Series D, 4.75%, 9/17/15, MTN	84,472
20,000	Prudential Financial, Inc., 7.38%, 6/15/19	23,641
35,000	Prudential Financial, Inc., 6.63%, 12/1/37	38,325

		146,438

Wireless Telecommunication Services (0.1%):
55,000	American Tower Corp., 4.63%, 4/1/15	57,327
125,000	American Tower Corp., 4.50%, 1/15/18	127,158
25,000	SBC Communications, Inc., 6.15%, 9/15/34	29,656

		214,141

Total Corporate Bonds (Cost $17,151,582)		17,838,209

Yankee Dollars (1.4%):
Commercial Banks (0.5%):
65,000	Abbey National Treasury Services plc, 2.88%, 4/25/14	60,596
100,000	Abbey National Treasury Services plc, 3.88%, 11/10/14(a)	93,851
85,000	Abbey National Treasury Services plc, 4.00%, 4/27/16	76,258
135,000	Bank of Nova Scotia, NY, 2.38%, 12/17/13	138,604
175,000	Barclays Bank plc, 6.75%, 5/22/19	194,009
110,000	Barclays Bank plc, 5.14%, 10/14/20	93,114
155,000	BPCE SA, 2.38%, 10/4/13(a)	150,125
95,000	Commonwealth Bank of Australia, 5.00%, 10/15/19(a)	100,751
255,000	HSBC Bank plc, 4.13%, 8/12/20(a)	251,625
250,000	Lloyds TSB Bank plc, 4.88%, 1/21/16	243,646
100,000	Lloyds TSB Bank plc, 5.80%, 1/13/20(a)	94,938

continued

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Equity and Income Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Principal Amount		Fair Value

Yankee Dollars, continued
Commercial Banks, continued
$100,000	Royal Bank of Scotland plc, 4.88%, 3/16/15	$95,618
100,000	Santander U.S. Debt SA, 3.72%, 1/20/15(a)	90,802
305,000	Societe Generale, 2.50%, 1/15/14(a)	282,430
100,000	Standard Chartered plc, 3.85%, 4/27/15(a)	100,646
160,000	Westpac Banking Corp., NY, 2.10%, 8/2/13	161,563

		2,228,576

Diversified Financial Services (0.2%):
155,000	Credit Suisse Group AG, 5.40%, 1/14/20	146,190
30,000	Credit Suisse, NY, 6.00%, 2/15/18	29,587
100,000	Credit Suisse, NY, 5.30%, 8/13/19	103,131
125,000	National Australia Bank, 3.75%, 3/2/15(a)	128,994
180,000	Nationwide Building Society, 6.25%, 2/25/20(a)	178,592
180,000	Rabobank Nederland NV, 4.75%, 1/15/20(a)	189,076
60,000	UBS AG Stamford CT, 5.88%, 12/20/17	62,463

		838,033

Diversified Telecommunication Services (0.1%):
75,000	Deutsche Telekom International Finance BV, 6.00%, 7/8/19	86,100
155,000	Telecom Italia Capital SA, 7.00%, 6/4/18	144,909

		231,009

Electric Utilities (0.0%):
50,000	Electricite de France, 4.60%, 1/27/20(a)	51,104
100,000	Enel Finance International SA, 5.13%, 10/7/19(a)	89,335

		140,439

Electronic Equipment, Instruments & Components (0.0%):
70,000	Philips Electronics NV, 5.75%, 3/11/18	80,183

Food & Staples Retailing (0.0%):
40,000	Delhaize Group, 5.88%, 2/1/14	43,415

Food Products (0.0%):
100,000	Grupo Bimbo SAB de C.V., 4.88%, 6/30/20(a)	105,340

Principal Amount		Fair Value

Yankee Dollars, continued
Independent Power Producers & Energy Traders (0.0%):
$100,000	Iberdrola Finance Ireland, Ltd., 3.80%, 9/11/14(a)	$99,839

Insurance (0.0%):
100,000	AEGON NV, 4.63%, 12/1/15	103,670

Media (0.0%):
100,000	WPP Finance, 8.00%, 9/15/14	111,391

Metals & Mining (0.3%):
100,000	Anglo American Capital plc, 9.38%, 4/8/19(a)	127,242
205,000	ArcelorMittal, 3.75%, 8/5/15	195,975
145,000	ArcelorMittal, 9.85%, 6/1/19	161,272
30,000	ArcelorMittal, 5.50%, 3/1/21^	27,537
30,000	ArcelorMittal, 6.75%, 3/1/41	26,977
155,000	Barrick Gold Corp., 2.90%, 5/30/16	159,083
265,000	Gold Fields Holdings Co., Ltd., 4.88%, 10/7/20(a)	233,980
100,000	Rio Tinto Finance (USA), Ltd., 9.00%, 5/1/19	136,477
55,000	Vale Overseas, Ltd., 5.63%, 9/15/19^	60,588
65,000	Vale Overseas, Ltd., 6.88%, 11/10/39	74,451

		1,203,582

Oil, Gas & Consumable Fuels (0.1%):
130,000	Petroleos Mexicanos, 5.50%, 1/21/21	141,050
40,000	Shell International Finance B.V., 3.10%, 6/28/15	42,886

		183,936

Real Estate Investment Trusts (REITs) (0.1%):
430,000	Dexus Diversified Trust /Dexus Office Trust, 5.60%, 3/15/21(a)	436,973

Real Estate Management & Development (0.0%):
30,000	Brookfield Asset Management, Inc., 7.13%, 6/15/12	30,721

Sovereign Bonds (0.0%):
95,000	Republic of Italy, 6.88%, 9/27/23	91,523

Wireless Telecommunication Services (0.1%):
200,000	America Movil SAB de C.V., 2.38%, 9/8/16	199,443

Total Yankee Dollars (Cost $6,135,672)		6,128,073

continued

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Equity and Income Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Principal Amount		Fair Value

Municipal Bond (0.0%):
Texas (0.0%):
$80,000	Texas State Transportation Commission Revenue, Series B, Build America Bonds, 5.03%, 4/1/26	$92,423

Total Municipal Bond (Cost $80,000)		92,423

U.S. Government Agency Mortgages (0.5%):
Federal Home Loan Mortgage Corporation (0.3%)
250,000	3.00%, 7/28/14^	265,281
950,000	4.88%, 6/13/18^	1,144,675

		1,409,956

Federal National Mortgage Association (0.2%)
540,000	4.38%, 10/15/15	610,194
185,000	6.63%, 11/15/30	274,013

		884,207

Total U.S. Government Agency Mortgages (Cost $2,051,413)		2,294,163

U.S. Treasury Obligations (6.6%):
U.S. Treasury Bonds (1.4%)
300,000	6.63%, 2/15/27	461,625
1,280,000	3.50%, 2/15/39	1,439,800
420,000	4.25%, 5/15/39	534,319
400,000	4.38%, 11/15/39	519,312
350,000	4.63%, 2/15/40	472,063
2,500,000	4.25%, 11/15/40	3,188,280

		6,615,399

U.S. Treasury Notes (5.2%)
550,000	0.88%, 2/29/12	550,730
6,500,000	1.00%, 4/30/12	6,520,312
250,000	4.38%, 8/15/12	256,582
180,000	4.13%, 8/31/12	184,746
500,000	1.38%, 1/15/13	506,211
1,680,000	2.75%, 10/31/13	1,756,059
1,350,000	1.75%, 3/31/14	1,394,191

Principal Amount		Fair Value

U.S. Treasury Obligations, continued
U.S. Treasury Notes, continued
$200,000	2.63%, 6/30/14	$211,375
2,470,000	2.25%, 1/31/15	2,609,130
2,300,000	2.50%, 3/31/15^	2,452,375
3,500,000	2.63%, 4/30/16	3,786,836
6,000	3.63%, 2/15/20	6,959
1,500,000	2.63%, 11/15/20	1,614,843
85,000	2.13%, 8/15/21	87,178
500,000	6.88%, 8/15/25	770,000

		22,707,527

Total U.S. Treasury Obligations (Cost $27,067,475)		29,322,926

Exchange Traded Fund (0.2%):
39,187	SPDR S&P Homebuilders^	670,098

Total Exchange Traded Fund (Cost $662,601)		670,098

Securities Held as Collateral for Securities on Loan (4.9%):
$21,559,963	Allianz Variable Insurance Products Securities Lending Collateral Trust(c)	21,559,963

Total Securities Held as Collateral for Securities on Loan (Cost $21,559,963)		21,559,963

Unaffiliated Investment Company (13.2%):
58,438,001	Dreyfus Treasury Prime Cash Management, 0.00%(d)	58,438,001

Total Unaffiliated Investment Company (Cost $58,438,001)		58,438,001

Total Investment Securities (Cost $431,254,721)+(e) — 104.4%		462,082,404
Net other assets (liabilities) — (4.4)%		(19,686,053)

Net Assets — 100.0%		$442,396,351

Percentages indicated are based on net assets as of December 31, 2011.

ADR—American Depositary Receipt

MTN—Medium Term Note

NYS—New York Shares

+	$440,522,441 of the total aggregate value of investment securities are segregated as available collateral for open forward currency contracts.

*	Non-income producing security

^	This security or a partial position of the security was on loan as of December 31, 2011. The total value of securities on loan as of December 31, 2011 was $20,941,227.

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investor. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b)	Variable rate security. The rate presented represents the rate in effect at December 31, 2011. The date presented represents the final maturity date.

continued

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Equity and Income Fund

Schedule of Portfolio Investments, continued

December 31, 2011

(c)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2011.

(d)	The rate represents the effective yield at December 31, 2011.

(e)	See Federal Tax Information listed in the Notes to the Financial Statements.

As of December 31, 2011, the Fund’s open forward currency contracts were as follows:

Short Contracts	Counterparty	Delivery Date	Contract Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Deliver 2,551,201 British Pound in exchange for U.S. Dollar	State Street	1/12/12	$3,993,076	$3,960,803	$32,273
Deliver 1,749,141 European Euro in exchange for U.S. Dollar	State Street	1/12/12	2,353,154	2,263,709	89,445
Deliver 4,990,442 European Euro in exchange for U.S. Dollar	BNY Mellon	1/12/12	6,712,743	6,458,547	254,196

					$375,914

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2011:

Country	Percentage
Australia	0.2%
Belgium	—^
British Virgin Islands	0.1
Canada	0.1
Cayman Islands	—^
France	0.1
Guernsey	0.6
Ireland (Republic of)	0.7
Italy	—^
Japan	0.1
Luxembourg	0.1
Mexico	0.4
Netherlands	2.1
Spain	—^
Switzerland	1.4
United Kingdom	2.9
United States	91.2

100.0%

^	Represents less than 0.05%.

See accompanying notes to the financial statements.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Equity and Income Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investment securities, at cost	$431,254,721

Investment securities, at value*	$462,082,404
Cash	2,436
Interest and dividends receivable	1,391,772
Unrealized appreciation on forward currency contracts	375,914
Receivable for capital shares issued	264,662
Receivable for expenses paid indirectly	5,980
Receivable for investments sold	321,317
Prepaid expenses	5,418

Total Assets	464,449,903

Liabilities:
Payable for investments purchased	92,882
Payable for collateral received on loaned securities	21,559,963
Manager fees payable	243,231
Administration fees payable	14,522
Distribution fees payable	91,100
Custodian fees payable	3,250
Administrative and compliance services fees payable	3,032
Trustee fees payable	164
Other accrued liabilities	45,408

Total Liabilities	22,053,552

Net Assets	$442,396,351

Net Assets Consist of:
Capital	$419,525,182
Accumulated net investment income/(loss)	5,969,145
Accumulated net realized gains/(losses) from investment transactions	(14,301,573)
Net unrealized appreciation/(depreciation) on investments	31,203,597

Net Assets	$442,396,351

Shares of beneficial interest (unlimited number of shares authorized, no par value)	38,336,935
Net Asset Value (offering and redemption price per share)	$11.54

*	Includes securities on loan of $20,941,227.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income:
Interest	$3,548,889
Dividends	6,804,723
Income from securities lending	105,030
Foreign withholding tax	(3,532)

Total Investment Income	10,455,110

Expenses:
Manager fees	3,051,071
Administration fees	187,165
Distribution fees	1,017,024
Custodian fees	23,624
Administrative and compliance services fees	19,649
Trustee fees	32,883
Professional fees	35,882
Shareholder reports	41,300
Other expenses	14,540

Total expenses before reductions	4,423,138
Less expenses voluntarily waived/reimbursed by the Manager	(331,810)
Less expenses paid indirectly	(5,980)

Net expenses	4,085,348

Net Investment Income/(Loss)	6,369,762

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	1,743,867
Net realized gains/(losses) on forward currency contracts	437,617
Payments by affiliates for the violation of certain investment policies and limitations	1,491
Change in unrealized appreciation/depreciation on investments	(19,761,900)

Net Realized/Unrealized Gains/(Losses) on Investments	(17,578,925)

Change in Net Assets Resulting From Operations	$(11,209,163)

See accompanying notes to the financial statements.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets

	AZL Invesco Equity and Income Fund
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Change in Net Assets:
Operations:
Net investment income/(loss)	$6,369,762	$4,263,341
Net realized gains/(losses) on investment transactions	2,181,484	10,689,219
Payments by affiliates for the violation of certain investment policies and limitations	1,491	—
Change in unrealized appreciation/depreciation on investments	(19,761,900)	19,220,629

Change in net assets resulting from operations	(11,209,163)	34,173,189

Dividends to Shareholders:
From net investment income	(5,032,142)	(3,752,896)

Change in net assets resulting from dividends to shareholders	(5,032,142)	(3,752,896)

Capital Transactions:
Proceeds from shares issued	137,844,982	86,339,778
Proceeds from dividends reinvested	5,032,142	3,752,896
Value of shares redeemed	(35,397,971)	(11,839,372)

Change in net assets resulting from capital transactions	107,479,153	78,253,302

Change in net assets	91,237,848	108,673,595
Net Assets:
Beginning of period	351,158,503	242,484,908

End of period	$442,396,351	$351,158,503

Accumulated net investment income/(loss)	$5,969,145	$3,970,738

Share Transactions:
Shares issued	11,537,734	7,729,016
Dividends reinvested	456,223	344,302
Shares redeemed	(3,036,817)	(1,078,172)

Change in shares	8,957,140	6,995,146

See accompanying notes to the financial statements.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Equity and Income Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2011		2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.95		$10.83	$9.00	$12.57	$12.68

Investment Activities:
Net Investment Income/(Loss)	0.14		0.12	0.07	0.34	0.26
Net Realized and Unrealized Gains/(Losses) on Investments	(0.41)		1.14	1.98	(3.25)	0.13

Total from Investment Activities	(0.27)		1.26	2.05	(2.91)	0.39

Dividends to Shareholders From:
Net Investment Income	(0.14)		(0.14)	(0.22)	(0.30)	(0.20)
Net Realized Gains	—		—	—	(0.36)	(0.30)

Total Dividends	(0.14)		(0.14)	(0.22)	(0.66)	(0.50)

Net Asset Value, End of Period	$11.54		$11.95	$10.83	$9.00	$12.57

Total Return(a)	(2.18	)%(b)	11.74%	22.85%	(23.92)%	3.07%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$442,396		$351,159	$242,485	$135,765	$244,193
Net Investment Income/(Loss)	1.57%		1.49%	1.80%	2.37%	2.05%
Expenses Before Reductions(c)	1.09%		1.10%	1.13%	1.13%	1.11%
Expenses Net of Reductions	1.01%		1.02%	1.07%	1.07%	1.06%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)	1.01%		1.02%	1.07%	1.07%	1.06%
Portfolio Turnover Rate	28%		37%	69%	59%	69%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	During the year ended December 31, 2011, Invesco Advisers, Inc. reimbursed $1,491 to the Fund in connection with violations of certain investment policies and limitations. The corresponding impact to the return was less than 0.005%.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Equity and Income Fund

Notes to the Financial Statements

December 31, 2011

1.	Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Invesco Equity and Income Fund (the “Fund”). The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

—	AZL Allianz AGIC Opportunity Fund
—	AZL BlackRock Capital Appreciation Fund
—	AZL Columbia Mid Cap Value Fund
—	AZL Columbia Small Cap Value Fund
—	AZL Davis New York Venture Fund (formerly AZL Davis NY Venture Fund)
—	AZL Dreyfus Equity Growth Fund
—	AZL Eaton Vance Large Cap Value Fund
—	AZL Enhanced Bond Index Fund
—	AZL Franklin Small Cap Value Fund
—	AZL Franklin Templeton Founding Strategy Plus Fund
—	AZL Gateway Fund
—	AZL International Index Fund
—	AZL Invesco Equity and Income Fund (formerly AZL Van Kampen Equity and Income Fund)
—	AZL Invesco Growth and Income Fund (formerly AZL Van Kampen Growth and Income Fund)
—	AZL Invesco International Equity Fund
—	AZL JPMorgan International Opportunities Fund (formerly AZL Morgan Stanley International Equity Fund)
—	AZL JPMorgan U.S. Equity Fund
—	AZL MFS Investors Trust Fund
—	AZL Mid Cap Index Fund
—	AZL Money Market Fund
—	AZL Morgan Stanley Global Real Estate Fund
—	AZL Morgan Stanley Mid Cap Growth Fund
—	AZL NFJ International Value Fund
—	AZL Russell 1000 Growth Index Fund
—	AZL Russell 1000 Value Index Fund
—	AZL S&P 500 Index Fund
—	AZL Schroder Emerging Markets Equity Fund
—	AZL Small Cap Stock Index Fund
—	AZL Turner Quantitative Small Cap Growth Fund

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Equity and Income Fund

Notes to the Financial Statements, continued

December 31, 2011

foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Equity and Income Fund

Notes to the Financial Statements, continued

December 31, 2011

at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities) and is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Allianz Investment Management LLC (the “Manager”) to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2011 are presented on the Fund’s Schedule of Portfolio Investments (“Schedule”). The average outstanding amount of securities on loan was $28.4 million for the year ended December 31, 2011.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $10,418 during the year ended December 31, 2011. These fees have been netted against Income from Securities Lending on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments that the Fund may utilize, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2011, the Fund entered into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency as well as to hedge the currency exposure of the U.S. dollar denominated American Depositary Receipts held in the Fund. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The contract amount of forward currency contracts outstanding was $13.1 million as of December 31, 2011. The monthly average amount for these contracts was $7.7 million for the year ended December 31, 2011.

Futures Contracts

During the year ended December 31, 2011, the Fund did not enter into any futures contracts. The Fund may enter into futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Equity and Income Fund

Notes to the Financial Statements, continued

December 31, 2011

Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Summary of Derivative Instruments

The following is a summary of the fair value of derivative instruments as of December 31, 2011.

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value	Statement of Assets and Liabilities Location	Total Fair Value
Foreign Exchange Contracts	Unrealized appreciation on forward currency contracts	$375,914	Unrealized depreciation on forward currency contracts	$—

The following is a summary of the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2011:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income
Foreign Exchange Contracts	Net realized gains/(losses) on forward currency contracts/ change in unrealized appreciation/depreciation on investments	$437,617	$375,914

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Invesco Advisers, Inc. (“Invesco”), Invesco provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2013.

For the year ended December 31, 2011, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL Invesco Equity and Income Fund	0.75%	1.20%

*	The Manager voluntarily reduced the management fee to 0.70% on the first $100 million in assets, 0.675% on the next $100 million in assets, and 0.65% on assets above $200 million. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Equity and Income Fund

Notes to the Financial Statements, continued

December 31, 2011

are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2011, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2011, 5,841 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting and a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2011, actual Trustee compensation was $924,000 in total for both Trusts.

During the year ended December 31, 2011, the Subadvisor reimbursed $1,491 to the Fund related to the violation of certain investment policies and limitations. The impact to the total return is disclosed in the Financial Highlights.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Equity and Income Fund

Notes to the Financial Statements, continued

December 31, 2011

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Exchange traded futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2011, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Equity and Income Fund

Notes to the Financial Statements, continued

December 31, 2011

The following is a summary of the valuation inputs used as of December 31, 2011 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks
Semiconductors & Semiconductor Equipment	$5,628,717	$1,226,328	$—	$6,855,045
All Other Common Stocks+	267,186,889	—	—	267,186,889
Preferred Stocks+	—	6,024,091	—	6,024,091
Convertible Bonds+	—	45,672,523	—	45,672,523
Corporate Bonds+	—	17,838,209	—	17,838,209
Yankee Dollars+	—	6,128,073	—	6,128,073
Municipal Bonds	—	92,423	—	92,423
U.S. Government Agency Mortgages	—	2,294,163	—	2,294,163
U.S. Treasury Obligations	—	29,322,926	—	29,322,926
Exchange Traded Fund	670,098	—	—	670,098
Securities Held as Collateral for Securities on Loan	—	21,559,963	—	21,559,963
Unaffiliated Investment Company	58,438,001	—	—	58,438,001

Total Investment Securities	331,923,705	130,158,699	—	462,082,404

Other Financial Instruments:*
Forward Currency Contracts	—	375,914	—	375,914

Total Investments	$331,923,705	$130,534,613	$—	$462,458,318

*	Other Financial Instruments would include any derivative instruments, such as futures contracts and forward currency contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

The Fund recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1, 2 or 3 as of December 31, 2011.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Adoption of ASU 2011-04 will have no effect on the Fund’s net assets. At this time, management is evaluating the impact of ASU 2011-04 on the financial statement disclosures.

5.	Security Purchases and Sales

For the year ended December 31, 2011, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Invesco Equity and Income Fund	$176,573,590	$104,837,913

6.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Equity and Income Fund

Notes to the Financial Statements, continued

December 31, 2011

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2011 is $435,992,691. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$45,398,634
Unrealized depreciation	(19,308,921)

Net unrealized appreciation	$26,089,713

As of the end of its tax year ended December 31, 2011, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the table below. Under the provisions of the Regulated Investment Company Modernization Act of 2010, CLCFs that originated in a tax year that began before December 23, 2010 (pre-effective CLCFs) may be carried forward, subject to certain limitations, and applied to offset future capital gains, and thus reduce the amount of distributable capital gains, for up to eight succeeding tax years, after which any unutilized CLCFs expire. Pre-effective CLCFs are applied as short-term capital loss regardless of whether the originating capital loss was short term or long term. CLCFs that originate in tax years beginning after December 22, 2010 (post-effective CLCFs), are applied consistent with the character in which they originated as a new loss on the first day of the immediately succeeding tax year, and thus take precedent over the application of pre-effective CLCFs. Post-effective CLCFs can be carried forward indefinitely.

Pre-effective CLCFs subject to expiration:

	Expires 12/31/2016	Expires 12/31/2017
AZL Invesco Equity and Income Fund	$151,980	$11,069,112

During the year ended December 31, 2011, the Fund utilized $1,310,290 in CLCFs to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2011 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Invesco Equity and Income Fund	$5,032,142	$—	$5,032,142

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2010 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Invesco Equity and Income Fund	$3,752,896	$—	$3,752,896

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2011, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Invesco Equity and Income Fund	$8,002,548	$(11,221,092)	$26,089,713	$22,871,169

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Invesco Equity and Income Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio

February 24, 2012

24

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2011, 68.30% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

25

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

26

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its

27

affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2011. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 19, 2011, and at an “in person” Board of Trustees meeting held October 26, 2011. The Agreements were approved at the Board meeting of October 26, 2011. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2013. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager and Subadvisers.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

28

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2)  The investment performance of the Funds, the Manager and the Subadvisers.  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 26, 2011, the Manager reported that for the three year period ended June 30, 2011, ten Funds were in the top 40%, six were in the middle 20% and five were in the bottom 40%, and for the one year period ended June 30, 2011, nine Funds were in the top 40%, eight were in the middle 20%, and 11 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2011, nine Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40%. At the Board of Trustees meeting held October 26, 2011, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 29 Funds reviewed by the Board of Trustees in the fall of 2011, 24 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2012 for the 29 Funds was as follows: (1) 21 of the Funds had total expense rankings at or below the 50th percentile; (2) three of the Funds were between the 50th and 65th percentiles; (3) for three of the Funds with expense ranks above the 65th percentile, the Manager recommended, and the Board of Trustees approved, temporary management fee waivers effective May 1, 2012, which are expected to reduce such rankings to the 65th percentile or below; (4) for one Fund with an expense rank above the 65th percentile, the Manager expects such Fund to be below the 65th percentile in 2012 because of greater Fund assets; and (5) for one Fund with an expense rank above the 65th percentile, the Manager reported that the peer group makes for poor comparability.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2009 through June 30, 2011. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

29

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2011 were approximately $6.2 billion, and that no single non-money market Fund had assets in excess of $428 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2012, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

30

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc., 2005 to present; EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	42	Argus Group Holdings; Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 54 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	42	Luther College
Roger Gelfenbien, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	42	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, 2012 to present; General Partner of Fairview Capital, L.P., 1994 to present	42	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to present; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002; Consultant to Hartford Insurance Co., 2001	42	None
Peter W. McClean, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	42	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	42	Connecticut Water Service, Inc.

31

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the Fund Complex During Past 5 Years
Robert DeChellis, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	42	None
Brian Muench, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	42	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Allianz Life from April 2011, to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.
Michael Radmer, Age 66 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/04	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007; Vice President, Fund Administration, Columbia Management, July 2002 to December 2005.
Stephen G. Simon, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

32

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1211 2/12

AZL® Invesco Growth and Income Fund

(formerly AZL® Van Kampen Growth and Income Fund)

Annual Report December 31, 2011

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Invesco Growth and Income Fund Review (unaudited)

(formerly AZL®Van Kampen Growth and Income Fund)

Allianz Investment Management LLC serves as the Manager for the AZL® Invesco Growth and Income Fund and Invesco Advisers, Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2011?

For the year ended December 31, 2011, the AZL® Invesco Growth and Income Fund returned –1.94%. That compared to a 0.39% total return for its benchmark, the Russell 1000® Value Index1.

The year began with modest gains in the equity markets. However, the spring brought increased market volatility due to civil unrest in Egypt and Libya and a devastating earthquake and tsunami in Japan. Corporate earnings remained strong, but were often overshadowed by investor concern about continuing high unemployment and a weak housing market in the U.S. Although markets stabilized through the summer, major equity indices sold off precipitously in August as the U.S. government struggled to raise the nation’s debt ceiling and had its credit downgraded by rating agency Standard & Poor’s. Uncertainty created by the downgrade and Europe’s continued sovereign debt problems reignited fears of a global recession.

Stocks posted mixed results in that environment. Among the sectors of the Russell 1000® Value Index, cyclical industries, such as financials, materials, and information technology performed poorly, while defensive sectors, such as health care and consumer staples fared better, posting double-digit returns.

Though consumer staples stocks fared well during the period, the Fund’s stock selection in that sector was the largest detractor from performance relative to the benchmark. Stock selection in the energy sector also negatively affected performance, particularly due to holdings in certain gas equipment service companies and exploration and production firms.*

An overweight position in the technology sector dragged on performance, relative to the benchmark, as did individual stock selection within that sector. In addition, the Fund was hurt by exposure to stocks in the hardware and equipment industry.*

The Fund benefited in relative terms from an underweight position in the financial sector, which was the worst performing sector in the benchmark during the year. Strong stock selection in the materials and telecommunications sectors benefited relative performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2011.
[1]

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. Investors cannot invest directly in an index.

1

AZL® Invesco Growth and Income Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek income and long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing primarily in income-producing equity securities, including common stocks and convertible securities although investments are also made in non-convertible preferred stocks and debt securities rated “investment grade,” which are securities rated within the four highest grades assigned by S&P® or by Moody’s.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2011

	1 Year	3 Year	5 Year	10 Year
AZL® Invesco Growth and Income Fund	–1.94%	10.86%	–1.25%	3.93%
Russell 1000® Value Index	0.39%	11.55%	–2.64%	3.89%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio

Gross
AZL® Invesco Growth and Income Fund	1.11%

The above expense ratios are based on the current Fund prospectus dated May 1, 2011. The Manager voluntarily reduced the management fee to 0.675% on the first $100 million of assets and 0.65% on assets above $100 million. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2013. Additional information pertaining to the December 31, 2011 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 1000® Value Index, an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Growth and Income Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Invesco Growth and Income Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only.Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period** 7/1/11 - 12/31/11
AZL Invesco Growth and Income Fund	$1,000.00	$938.50	$4.84	0.99%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period** 7/1/11 - 12/31/11
AZL Invesco Growth and Income Fund	$1,000.00	$1,020.21	$5.04	0.99%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
**	Excludes expense paid indirectly.

Portfolio Composition

(Unaudited)

Investments	Percent of net assets+
Financials	17.4%
Energy	12.8
Health Care	12.5
Consumer Staples	12.0
Information Technology	11.3
Consumer Discretionary	9.5
Industrials	8.2
Unaffiliated Investment Company	7.4

Investments	Percent of net assets+
Securities Held as Collateral for Securities on Loan	4.5%
Utilities	4.0
Telecommunication Services	3.3
Materials	1.0
Exchange Traded Fund	0.2

Total	104.1%

+	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Growth and Income Fund

Schedule of Portfolio Investments

December 31, 2011

Shares		Fair Value

Common Stocks (92.0%):
Beverages (1.5%):
36,944	Coca-Cola Co. (The)	$2,584,972
18,929	PepsiCo, Inc.	1,255,939

		3,840,911

Capital Markets (2.4%):
193,074	Charles Schwab Corp. (The)	2,174,013
46,162	Northern Trust Corp.	1,830,785
52,999	State Street Corp.	2,136,390

		6,141,188

Chemicals (1.0%):
30,062	PPG Industries, Inc.	2,509,876

Commercial Banks (5.8%):
82,986	BB&T Corp.^	2,088,758
58,328	Comerica, Inc.	1,504,862
142,811	Fifth Third Bancorp	1,816,556
81,811	PNC Financial Services Group, Inc.	4,718,040
67,117	U.S. Bancorp	1,815,515
96,223	Wells Fargo & Co.	2,651,906

		14,595,637

Commercial Services & Supplies (0.7%):
52,250	Cintas Corp.^	1,818,823

Computers & Peripherals (2.1%):
160,452	Dell, Inc.*	2,347,413
116,689	Hewlett-Packard Co.	3,005,908

		5,353,321

Diversified Financial Services (5.4%):
136,557	Citigroup, Inc.	3,592,814
298,919	JPMorgan Chase & Co.	9,939,057

		13,531,871

Diversified Telecommunication Services (1.4%):
84,623	Verizon Communications, Inc.	3,395,075

Electric Utilities (4.0%):
96,441	American Electric Power Co., Inc.	3,983,978
52,294	Edison International	2,164,971
20,874	Entergy Corp.	1,524,846
51,044	FirstEnergy Corp.	2,261,249

		9,935,044

Energy Equipment & Services (2.2%):
40,270	Baker Hughes, Inc.	1,958,733
29,486	Cameron International Corp.*	1,450,416
30,968	Schlumberger, Ltd.	2,115,424

		5,524,573

Food & Staples Retailing (2.3%):
114,808	SYSCO Corp.^	3,367,319
74,751	Walgreen Co.	2,471,268

		5,838,587

Food Products (3.5%):
85,932	Archer-Daniels Midland Co.	2,457,655
69,631	Kraft Foods, Inc., Class A	2,601,414
109,403	Unilever NV, NYS	3,760,181

		8,819,250

Health Care Equipment & Supplies (1.3%):
84,882	Medtronic, Inc.	3,246,737

Shares		Fair Value
Common Stocks, continued
Health Care Providers & Services (3.6%):
47,556	Cardinal Health, Inc.	$1,931,249
28,615	CIGNA Corp.	1,201,830
33,993	HCA Holdings, Inc.*	748,866
101,205	UnitedHealth Group, Inc.	5,129,069

		9,011,014

Household Durables (0.2%):
27,821	Sony Corp., Sponsored ADR^	501,891

Household Products (3.2%):
18,668	Energizer Holdings, Inc.*^	1,446,396
97,318	Procter & Gamble Co. (The)	6,492,084

		7,938,480

Industrial Conglomerates (6.4%):
599,741	General Electric Co.	10,741,361
114,185	Tyco International, Ltd.	5,333,582

		16,074,943

Insurance (3.8%):
30,086	Chubb Corp. (The)^	2,082,553
235,326	Marsh & McLennan Cos., Inc.^	7,441,008

		9,523,561

Internet Software & Services (2.8%):
193,875	eBay, Inc.*^	5,880,229
73,104	Yahoo!, Inc.*	1,179,167

		7,059,396

IT Services (1.9%):
86,444	Amdocs, Ltd.*	2,466,247
130,465	Western Union Co.	2,382,291

		4,848,538

Machinery (1.1%):
89,042	Ingersoll-Rand plc	2,713,110

Media (7.5%):
218,065	Comcast Corp., Class A	5,170,321
55,328	Time Warner Cable, Inc.	3,517,201
127,612	Time Warner, Inc.	4,611,898
119,740	Viacom, Inc., Class B	5,437,393

		18,736,813

Oil, Gas & Consumable Fuels (10.7%):
88,189	Anadarko Petroleum Corp.	6,731,467
36,778	Devon Energy Corp.	2,280,236
39,349	Exxon Mobil Corp.	3,335,221
67,945	Hess Corp.	3,859,276
27,429	Occidental Petroleum Corp.	2,570,097
81,164	Royal Dutch Shell plc, ADR	5,932,277
530	Sunoco, Inc.	21,741
67,665	Williams Cos., Inc. (The)	2,234,298

		26,964,613

Personal Products (1.4%):
206,241	Avon Products, Inc.	3,603,030

Pharmaceuticals (7.7%):
22,012	Abbott Laboratories	1,237,735
140,572	Bristol-Myers Squibb Co.	4,953,757
20,026	Eli Lilly & Co.	832,281
12,393	Hospira, Inc.*^	376,375
122,274	Merck & Co., Inc.	4,609,730
332,848	Pfizer, Inc.	7,202,831

		19,212,709

continued

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Growth and Income Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Semiconductors & Semiconductor Equipment (2.3%):
182,077	Applied Materials, Inc.	$1,950,045
88,880	Intel Corp.	2,155,340
171,952	STMicroelectronics NV	1,015,451
97,593	STMicroelectronics NV, NYS	578,726

		5,699,562

Software (2.1%):
205,590	Microsoft Corp.	5,337,116

Specialty Retail (1.8%):
107,593	Home Depot, Inc.	4,523,210

Wireless Telecommunication Services (1.9%):
171,101	Vodafone Group plc, Sponsored ADR	4,795,961

Total Common Stocks (Cost $203,452,059)		231,094,840

Exchange Traded Fund (0.2%):
31,424	SPDR S&P Homebuilders^	537,351

Total Exchange Traded Fund (Cost $531,429)		537,351

Shares or Principal Amount		Fair Value

Securities Held as Collateral for Securities on Loan (4.5%):
$11,437,206	Allianz Variable Insurance Products Securities Lending Collateral Trust(a)	$11,437,206

Total Securities Held as Collateral for Securities on Loan (Cost $11,437,206)		11,437,206

Unaffiliated Investment Company (7.4%):
18,557,903	Dreyfus Treasury Prime Cash Management, 0.00%(b)	18,557,903

Total Unaffiliated Investment Company (Cost $18,557,903)		18,557,903

Total Investment Securities (Cost $233,978,597)+(c) — 104.1%		261,627,300
Net other assets (liabilities) — (4.1)%		(10,325,763)

Net Assets — 100.0%		$251,301,537

Percentages indicated are based on net assets as of December 31, 2011.

ADR—American Depositary Receipt

NYS—New York Shares

+	$250,190,094 of the total aggregate value of investment securities are segregated as available collateral for open forward currency contracts.

*	Non-income producing security

^	This security or a partial position of the security was on loan as of December 31, 2011. The total value of securities on loan as of December 31, 2011 was $11,088,143.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2011.

(b)	The rate represents the effective yield at December 31, 2011.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

As of December 31, 2011, the Fund’s open forward currency contracts were as follows:

Short Contracts	Counterparty	Delivery Date	Contract Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Deliver 2,256,668 British Pound in exchange for U.S. Dollar	State Street	1/12/12	$3,532,080	$3,503,533	$28,547
Deliver 1,563,671 European Euro in exchange for U.S. Dollar	State Street	1/12/12	2,103,638	2,023,677	79,961
Deliver 4,461,281 European Euro in exchange for U.S. Dollar	BNY Mellon	1/12/12	6,000,958	5,773,716	227,242

					$335,750

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2011:

Country	Percentage
Guernsey	0.9%
Ireland (Republic of)	1.0
Japan	0.2
Netherlands	2.9
Switzerland	2.0
United Kingdom	4.1
United States	88.9

100.0%

See accompanying notes to the financial statements.

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Growth and Income Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investment securities, at cost	$233,978,597

Investment securities, at value*	$261,627,300
Interest and dividends receivable	548,907
Unrealized appreciation on forward currency contracts	335,750
Receivable for capital shares issued	376,460
Receivable for expenses paid indirectly	1,579
Receivable for investments sold	149,964
Prepaid expenses	2,813

Total Assets	263,042,773

Liabilities:
Payable for investments purchased	53,453
Payable for capital shares redeemed	18,888
Payable for collateral received on loaned securities	11,437,206
Manager fees payable	137,626
Administration fees payable	7,269
Distribution fees payable	52,116
Custodian fees payable	2,244
Administrative and compliance services fees payable	1,885
Trustee fees payable	102
Other accrued liabilities	30,447

Total Liabilities	11,741,236

Net Assets	$251,301,537

Net Assets Consist of:
Capital	$243,272,484
Accumulated net investment income/(loss)	3,829,512
Accumulated net realized gains/(losses) from investment transactions	(23,784,912)
Net unrealized appreciation/(depreciation) on investments	27,984,453

Net Assets	$251,301,537

Shares of beneficial interest (unlimited number of shares authorized, no par value)	24,192,395
Net Asset Value (offering and redemption price per share)	$10.39

*	Includes securities on loan of $11,088,143.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income:
Dividends	$5,987,801
Income from securities lending	24,729
Foreign withholding tax	(2,961)

Total Investment Income	6,009,569

Expenses:
Manager fees	1,985,819
Administration fees	102,200
Distribution fees	655,010
Custodian fees	14,744
Administrative and compliance services fees	12,932
Trustee fees	21,559
Professional fees	23,155
Shareholder reports	28,520
Other expenses	9,834

Total expenses before reductions	2,853,773
Less expenses voluntarily waived/reimbursed by the Manager	(257,788)
Less expenses paid indirectly	(35,052)

Net expenses	2,560,933

Net Investment Income/(Loss)	3,448,636

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	1,387,652
Net realized gains/(losses) on forward currency contracts	413,837
Payments by affiliates for the violation of certain investment policies and limitations	1,687
Change in unrealized appreciation/depreciation on investments	(11,021,396)

Net Realized/Unrealized Gains/(Losses) on Investments	(9,218,220)

Change in Net Assets Resulting From Operations	$(5,769,584)

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets

	AZL Invesco Growth and Income Fund
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Change in Net Assets:
Operations:
Net investment income/(loss)	$3,448,636	$2,301,738
Net realized gains/(losses) on investment transactions	1,801,489	8,320,516
Payments by affiliates for the violation of certain investment policies and limitations	1,687	—
Change in unrealized appreciation/depreciation on investments	(11,021,396)	13,496,778

Change in net assets resulting from operations	(5,769,584)	24,119,032

Dividends to Shareholders:
From net investment income	(2,285,285)	(2,141,891)

Change in net assets resulting from dividends to shareholders	(2,285,285)	(2,141,891)

Capital Transactions:
Proceeds from shares issued	35,049,634	94,239,834
Proceeds from dividends reinvested	2,285,285	2,141,891
Value of shares redeemed	(45,436,950)	(34,259,321)

Change in net assets resulting from capital transactions	(8,102,031)	62,122,404

Change in net assets	(16,156,900)	84,099,545
Net Assets:
Beginning of period	267,458,437	183,358,892

End of period	$251,301,537	$267,458,437

Accumulated net investment income/(loss)	$3,829,512	$2,301,731

Share Transactions:
Shares issued	3,283,048	9,241,737
Dividends reinvested	236,083	225,700
Shares redeemed	(4,328,893)	(3,550,937)

Change in shares	(809,762)	5,916,500

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Growth and Income Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2011		2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.70		$9.61	$7.95	$12.95	$13.37

Investment Activities:
Net Investment Income/(Loss)	0.15		0.07	0.12	0.24	0.22
Net Realized and Unrealized Gains/(Losses) on Investments	(0.36)		1.11	1.75	(4.31)	0.14

Total from Investment Activities	(0.21)		1.18	1.87	(4.07)	0.36

Dividends to Shareholders From:
Net Investment Income	(0.10)		(0.09)	(0.21)	(0.24)	(0.18)
Net Realized Gains	—		—	—	(0.69)	(0.60)

Total Dividends	(0.10)		(0.09)	(0.21)	(0.93)	(0.78)

Net Asset Value, End of Period	$10.39		$10.70	$9.61	$7.95	$12.95

Total Return(a)	(1.94	)%(b)	12.37%	23.64%	(32.86)%	2.64%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$251,302		$267,458	$183,359	$159,898	$327,862
Net Investment Income/(Loss)	1.32%		1.03%	1.32%	1.71%	1.39%
Expenses Before Reductions(c)	1.09%		1.10%	1.13%	1.12%	1.09%
Expenses Net of Reductions	0.98%		0.99%	1.00%	1.00%	0.99%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)	0.99%		1.00%	1.03%	1.03%	1.00%
Portfolio Turnover Rate	22%		34%	54%	40%	25%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	During the year ended December 31, 2011, Invesco Advisers, Inc. reimbursed $1,687 to the Fund in connection with violations of certain investment policies and limitations. The corresponding impact to the return was less than 0.005%.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Growth and Income Fund

Notes to the Financial Statements

December 31, 2011

1.	Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Invesco Growth and Income Fund (the “Fund”). The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

—	AZL Allianz AGIC Opportunity Fund
—	AZL BlackRock Capital Appreciation Fund
—	AZL Columbia Mid Cap Value Fund
—	AZL Columbia Small Cap Value Fund
—	AZL Davis New York Venture Fund (formerly AZL Davis NY Venture Fund)
—	AZL Dreyfus Equity Growth Fund
—	AZL Eaton Vance Large Cap Value Fund
—	AZL Enhanced Bond Index Fund
—	AZL Franklin Small Cap Value Fund
—	AZL Franklin Templeton Founding Strategy Plus Fund
—	AZL Gateway Fund
—	AZL International Index Fund
—	AZL Invesco Equity and Income Fund (formerly AZL Van Kampen Equity and Income Fund)
—	AZL Invesco Growth and Income Fund (formerly AZL Van Kampen Growth and Income Fund)
—	AZL Invesco International Equity Fund
—	AZL JPMorgan International Opportunities Fund (formerly AZL Morgan Stanley International Equity Fund)
—	AZL JPMorgan U.S. Equity Fund
—	AZL MFS Investors Trust Fund
—	AZL Mid Cap Index Fund
—	AZL Money Market Fund
—	AZL Morgan Stanley Global Real Estate Fund
—	AZL Morgan Stanley Mid Cap Growth Fund
—	AZL NFJ International Value Fund
—	AZL Russell 1000 Growth Index Fund
—	AZL Russell 1000 Value Index Fund
—	AZL S&P 500 Index Fund
—	AZL Schroder Emerging Markets Equity Fund
—	AZL Small Cap Stock Index Fund
—	AZL Turner Quantitative Small Cap Growth Fund

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Growth and Income Fund

Notes to the Financial Statements, continued

December 31, 2011

includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Growth and Income Fund

Notes to the Financial Statements, continued

December 31, 2011

at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities) and is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Allianz Investment Management LLC (the “Manager”) to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2011 are presented on the Fund’s Schedule of Portfolio Investments (“Schedule”). The average outstanding amount of securities on loan was $7.8 million for the year ended December 31, 2011.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $2,447 during the year ended December 31, 2011. These fees have been netted against Income from Securities Lending on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments that the Fund may utilize, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2011, the Fund entered into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The contract amount of forward currency contracts outstanding was $11.6 million as of December 31, 2011. The monthly average amount for these contracts was $7.4 million for the year ended December 31, 2011.

Futures Contracts

During the year ended December 31, 2011, the Fund did not enter into any futures contracts. The Fund may enter into futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Growth and Income Fund

Notes to the Financial Statements, continued

December 31, 2011

recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Summary of Derivative Instruments

The following is a summary of the fair value of derivative instruments as of December 31, 2011.

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statements of Assets and Liabilities Location	Total Fair Value	Statements of Assets and Liabilities Location	Total Fair Value
Foreign Exchange Contracts	Unrealized appreciation on forward currency contracts	$335,750	Unrealized depreciation on forward currency contracts	$—

The following is a summary of the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2011:

Primary Risk Exposure	Location of Gains /(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income
Foreign Exchange Contracts	Net realized gains/(losses) on forward currency contracts/change in unrealized appreciation/depreciation on investments	$413,837	$335,750

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Invesco Advisers, Inc. (“Invesco”), Invesco provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2013.

For the year ended December 31, 2011, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL Invesco Growth and Income Fund	0.775%	1.20%

*	The fees payable to the Manager are based on a tiered structure for various net assets levels as follows: the first $100 million at 0.775%, the next $150 million at 0.75%, the next $250 million at 0.725% and above $500 million at 0.675%. The Manager voluntarily reduced the management fees as follows: the first $100 million at 0.675% and above $100 million at 0.65%. The Manager reserves the right to stop reducing the manager fee at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Growth and Income Fund

Notes to the Financial Statements, continued

December 31, 2011

period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2011, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2011, $3,877 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting and a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2011, actual Trustee compensation was $924,000 in total for both Trusts.

During the year ended December 31, 2011, the Subadviser reimbursed $1,687 to the Fund related to the violation of certain investment policies and limitations. The impact to the total return is disclosed in the Financial Highlights.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Growth and Income Fund

Notes to the Financial Statements, continued

December 31, 2011

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Exchange traded futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2011, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Growth and Income Fund

Notes to the Financial Statements, continued

December 31, 2011

The following is a summary of the valuation inputs used as of December 31, 2011 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total
Common Stocks:
Semiconductors & Semiconductor Equipment	$4,684,111	$1,015,451	$—	$5,699,562
All Other Common Stocks+	225,395,278	—	—	225,395,278
Exchange Traded Fund	537,351	—	—	537,351
Securities Held as Collateral for Securities on Loan	—	11,437,206	—	11,437,206
Unaffiliated Investment Company	18,557,903	—	—	18,557,903

Total Investment Securities	$249,174,643	$12,452,657	$—	$261,627,300

Other Financial Instruments:*
Forward Currency Contracts	—	335,750	—	335,750

Total Investments	$249,174,643	$12,788,407	$—	$261,963,050

*	Other Financial Instruments would include any derivative instruments, such as futures contracts and forward currency contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

The Fund recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1, 2 or 3 as of December 31, 2011.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Adoption of ASU 2011-04 will have no effect on the Fund’s net assets. At this time, management is evaluating the impact of ASU 2011-04 on the financial statement disclosures.

5.	Security Purchases and Sales

For the year ended December 31, 2011, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Invesco Growth and Income Fund	$55,808,057	$72,000,563

6.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2011 is $235,487,810. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$36,621,397
Unrealized depreciation	(10,481,907)

Net unrealized appreciation	$26,139,490

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Growth and Income Fund

Notes to the Financial Statements, continued

December 31, 2011

As of the end of its tax year ended December 31, 2011, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the table below. Under the provisions of the Regulated Investment Company Modernization Act of 2010, CLCFs that originated in a tax year that began before December 23, 2010 (pre-effective CLCFs) may be carried forward, subject to certain limitations, and applied to offset future capital gains, and thus reduce the amount of distributable capital gains, for up to eight succeeding tax years, after which any unutilized CLCFs expire. Pre-effective CLCFs are applied as short-term capital loss regardless of whether the originating capital loss was short term or long term. CLCFs that originate in tax years beginning after December 22, 2010 (post-effective CLCFs), are applied consistent with the character in which they originated as a new loss on the first day of the immediately succeeding tax year, and thus take precedent over the application of pre-effective CLCFs. Post-effective CLCFs can be carried forward indefinitely.

Pre-effective CLCFs subject to expiration:

Expires 12/31/2017
AZL Invesco Growth and Income Fund	$22,275,700

During the year ended December 31, 2011, the Fund utilized $1,247,222 in CLCFs to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2011 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Invesco Growth and Income Fund	$2,285,285	$—	$2,285,285

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2010 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Invesco Growth and Income Fund	$2,141,891	$—	$2,141,891

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2011, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Invesco Growth and Income Fund	$4,165,263	$(22,275,700)	$26,139,490	$8,029,053

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Invesco Growth and Income Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio

February 24, 2012

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2011, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

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The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2011. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 19, 2011, and at an “in person” Board of Trustees meeting held October 26, 2011. The Agreements were approved at the Board meeting of October 26, 2011. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2013. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager and Subadvisers.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

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The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2)  The investment performance of the Funds, the Manager and the Subadvisers.  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 26, 2011, the Manager reported that for the three year period ended June 30, 2011, ten Funds were in the top 40%, six were in the middle 20% and five were in the bottom 40%, and for the one year period ended June 30, 2011, nine Funds were in the top 40%, eight were in the middle 20%, and 11 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2011, nine Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40%. At the Board of Trustees meeting held October 26, 2011, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 29 Funds reviewed by the Board of Trustees in the fall of 2011, 24 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2012 for the 29 Funds was as follows: (1) 21 of the Funds had total expense rankings at or below the 50th percentile; (2) three of the Funds were between the 50th and 65th percentiles; (3) for three of the Funds with expense ranks above the 65th percentile, the Manager recommended, and the Board of Trustees approved, temporary management fee waivers effective May 1, 2012, which are expected to reduce such rankings to the 65th percentile or below; (4) for one Fund with an expense rank above the 65th percentile, the Manager expects such Fund to be below the 65th percentile in 2012 because of greater Fund assets; and (5) for one Fund with an expense rank above the 65th percentile, the Manager reported that the peer group makes for poor comparability.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2009 through June 30, 2011. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering

22

profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2011 were approximately $6.2 billion, and that no single non-money market Fund had assets in excess of $428 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2012, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

23

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the Fund Complex During Past 5 Years
Peter R. Burnim, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc., 2005 to present; EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	42	Argus Group Holdings; Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 54 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	42	Luther College
Roger Gelfenbien, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	42	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, 2012 to present; General Partner of Fairview Capital, L.P., 1994 to present	42	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to present; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002; Consultant to Hartford Insurance Co., 2001	42	None
Peter W. McClean, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	42	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	42	Connecticut Water Service, Inc.

24

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the Fund Complex During Past 5 Years
Robert DeChellis, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	42	None
Brian Muench, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	42	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Allianz Life from April 2011, to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.
Michael Radmer, Age 66 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/04	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007; Vice President, Fund Administration, Columbia Management, July 2002 to December 2005.
Stephen G. Simon, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

25

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1211 2/12

AZL® Invesco International Equity Fund

Annual Report

December 31, 2011

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Invesco International Equity Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Invesco International Equity Fund and Invesco Advisers, Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2011?

For the year ended December 31, 2011, the AZL® Invesco International Equity Fund returned—7.32%, that compared to a—11.73% total return for its benchmark, the MSCI EAFE Index1.

Global equity markets faced a challenging environment in 2011. China’s economic growth continued to slow as the U.S. battled high unemployment and mounting deficits. Several European countries faced significant debt issues that enveloped the eurozone for much of the period. In addition, numerous world events caught investors’ attention, including political unrest in the Middle East and northern Africa, and the devastating earthquake and tsunami in Japan in March. In this environment, many investors favored safety over risk. That contributed to poor performance among international equities during the period.

The Fund was not immune to the volatility in the equity markets during the year. The consumer staples and health care sectors were the only two sectors that contributed positive returns to the Fund during the year. All other Fund sector exposures posted losses.*

Relative results were favorable, however, as the Fund meaningfully outperformed its benchmark, the MSCI EAFE Index. That outperformance primarily came from holdings in the consumer discretionary, financials and materials sectors. A modest exposure to cash during this volatile period benefited relative performance. That cash exposure was not an allocation strategy, but rather a residual effect of the subadviser’s bottom-up stock selection process.*

In the consumer discretionary sector, holdings in the automobile industry provided a particular boost to relative performance. The Fund’s performance benefited from its holdings in the financials sector—one of the year’s weakest performers. Stock selection combined with an underweight allocation, relative to the benchmark, helped the Fund in that sector. The Fund’s performance also benefited from exposure to the United Kingdom, which was the Fund’s largest single-country exposure.*

The Fund’s performance was hurt by holdings in the telecommunications service sector. In particular, exposure to the wireless industry dragged on relative returns. Stock selection in the energy sector also hurt relative performance. From a geographic perspective, the Fund’s exposure to emerging markets detracted from relative results as the benchmark did not have exposure to this segment of the market. Additionally, select holdings in Australia, Sweden and France also dragged on relative performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2011.
[1]

The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. Investors cannot invest directly in an index.

1

AZL® Invesco International Equity Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek to provide long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, in a diversified portfolio of international equity securities whose issuers are considered by the Fund’s subadviser to have strong earnings growth.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

The value of convertible securities may be affected by interest rates, default by the issuer on principal or interest payments, and the value of underlying stock into which the securities may be converted.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2011

	1 Year	3 Year	5 Year	Since Inception (5/1/02)
AZL® Invesco International Equity Fund	–7.32%	11.89%	–1.25%	6.02%
MSCI EAFE Index (gross of withholding taxes)	–11.73%	8.16%	–4.26%	5.11%
MSCI EAFE Index (net of withholding taxes)	–12.14%	7.65%	–4.72%	4.66%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio2

Gross
AZL® Invesco International Equity Fund	1.29%

The above expense ratios are based on the current Fund prospectus dated May 1, 2011. The Manager voluntarily reduced the management fee to 0.85%. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.45% through April 30, 2013. Additional information pertaining to the December 31, 2011 expense ratios can be found in the financial highlights.

[1]	The hypothetical $10,000 investment for the MSCI EAFE Index is calculated from April 30, 2002.
[2]

Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and expenses the Fund’s gross ratio would be 1.28%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index, which is an unmanaged free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Index noted as “gross of withholding taxes” does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco International Equity Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Invesco International Equity Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only. Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period** 7/1/11 - 12/31/11
AZL Invesco International Equity Fund	$1,000.00	$872.50	$5.81	1.23%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period** 7/1/11 - 12/31/11
AZL Invesco International Equity Fund	$1,000.00	$1,019.00	$6.26	1.23%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
**	Excludes expense paid indirectly.

Portfolio Composition

(Unaudited)

Investments	Percent of net assets+
Consumer Discretionary	18.1%
Consumer Staples	14.3
Health Care	11.4
Information Technology	11.2
Energy	10.2
Financials	9.6
Industrials	8.5
Unaffiliated Investment Company	7.8
Telecommunication Services	4.0
Materials	3.6
Securities Held as Collateral for Securities on Loan	2.3
Utilities	1.6

Total	102.6%

+	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco International Equity Fund

Schedule of Portfolio Investments

December 31, 2011

Shares		Fair Value

Common Stocks (91.5%):
Auto Components (2.9%):
42,211	Compagnie Generale DES Establissements Michelin SCA, Class B	$2,481,214
187,200	DENSO Corp.	5,163,324
21,677	Hyundai Mobis Co., Ltd.	5,504,231

		13,148,769

Automobiles (1.4%):
22,176	Bayerische Motoren Werke AG (BMW)	1,482,405
147,700	Toyota Motor Corp.	4,916,844

		6,399,249

Beverages (3.2%):
146,082	Anheuser-Busch InBev NV	8,920,539
84,968	Fomento Economico Mexicano SAB de C.V., Sponsored ADR	5,923,119

		14,843,658

Biotechnology (0.8%):
115,541	CSL, Ltd.	3,780,748

Capital Markets (1.1%):
125,202	Julius Baer Group, Ltd.	4,870,910

Chemicals (2.2%):
53,266	Agrium, Inc.	3,576,170
22,048	Syngenta AG	6,491,188

		10,067,358

Commercial Banks (6.3%):
914,571	Akbank T.A.S.	2,902,649
475,339	Banco Bradesco SA, ADR^	7,928,655
88,251	BNP Paribas SA	3,454,446
9,344,000	Industrial & Commercial Bank of China	5,561,200
313,561	Swedbank AB, A Shares	4,055,755
411,000	United Overseas Bank, Ltd.	4,827,957

		28,730,662

Commercial Services & Supplies (1.4%):
891,042	Brambles, Ltd.	6,513,512

Communications Equipment (1.1%):
516,773	Telefonaktiebolaget LM Ericsson, B Shares	5,252,247

Diversified Financial Services (0.5%):
115,448	Kinnevik Investment AB, Class B	2,248,167

Diversified Telecommunication Services (0.4%):
56,223	Koninklijke KPN NV	671,164
146,300	VimpelCom, Ltd., Sponsored ADR	1,385,461

		2,056,625

Electrical Equipment (1.7%):
272,348	ABB, Ltd.	5,125,331
51,006	Schneider Electric SA	2,665,298

		7,790,629

Shares		Fair Value

Common Stocks, continued
Electronic Equipment, Instruments & Components (2.0%):
18,269	Keyence Corp.	$4,402,057
57,400	Nidec Corp.	4,983,395

		9,385,452

Energy Equipment & Services (1.4%):
244,208	WorleyParsons, Ltd.	6,396,677

Food & Staples Retailing (2.4%):
361,822	Koninklijke Ahold NV	4,865,134
984,212	Tesco plc	6,160,035

		11,025,169

Food Products (4.2%):
91,317	Danone SA	5,735,208
127,646	Nestle SA, Registered Shares	7,330,858
29,700	Unilever NV(a)(b)	—
34,002	Unilever NV	1,167,541
153,688	Unilever plc	5,157,751

		19,391,358

Health Care Equipment & Supplies (0.9%):
445,318	Smith & Nephew plc	4,314,252

Health Care Providers & Services (1.2%):
80,331	Fresenius Medical Care AG & Co. KGaA	5,457,534

Hotels, Restaurants & Leisure (2.3%):
1,114,303	Compass Group plc	10,548,641

Independent Power Producers & Energy Traders (0.7%):
626,816	International Power plc	3,278,601

Industrial Conglomerates (2.5%):
630,000	Hutchison Whampoa, Ltd.	5,251,049
839,700	Keppel Corp., Ltd.	6,004,341

		11,255,390

Insurance (1.8%):
10,146	Fairfax Financial Holdings, Ltd.	4,353,366
279,903	QBE Insurance Group, Ltd.	3,705,071

		8,058,437

Internet Software & Services (1.3%):
32,096	NHN Corp.*	5,881,349

IT Services (1.6%):
104,374	Cap Gemini SA	3,246,175
77,560	Infosys Technologies, Ltd.	4,041,923

		7,288,098

Life Sciences Tools & Services (0.0%):
376,113	Art Advanced Research Technologies, Inc.*(a)	—

Machinery (2.1%):
28,100	Fanuc, Ltd.	4,296,196
117,700	Komatsu, Ltd.	2,745,562
219,270	Volvo AB, B Shares	2,385,146

		9,426,904

continued

4

 ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco International Equity Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Media (5.2%):
79,548	Eutelsat Communications	$3,097,753
202,111	Grupo Televisa SA, Sponsored ADR	4,256,458
666,916	Informa plc	3,726,995
51,637	Publicis Groupe	2,369,582
821,690	Reed Elsevier plc	6,624,904
367,312	WPP plc	3,835,200

		23,910,892

Metals & Mining (1.4%):
183,642	BHP Billiton, Ltd.	6,481,034

Multi-Utilities (0.9%):
927,439	Centrica plc	4,161,633

Multiline Retail (1.3%):
139,599	Next plc	5,928,359

Office Electronics (1.8%):
184,050	Canon, Inc.	8,146,123

Oil, Gas & Consumable Fuels (8.8%):
350,577	BG Group plc	7,475,417
102,155	Canadian Natural Resources, Ltd.	3,826,424
129,254	Cenovus Energy, Inc.	4,293,238
400,584	OAO Gazprom, Registered shares	4,259,469
147,503	Petroleo Brasileiro SA, Sponsored ADR^	3,464,845
186,181	Royal Dutch Shell plc, B Shares	7,083,966
242,107	Suncor Energy, Inc.	6,983,902
60,620	Total SA	3,093,737

		40,480,998

Personal Products (0.6%):
28,200	L’Oreal SA	2,942,574

Pharmaceuticals (8.4%):
36,223	Bayer AG	2,315,559
165,981	GlaxoSmithKline plc	3,784,068
136,390	Novartis AG, Registered Shares	7,793,949
60,259	Novo Nordisk A/S, B Shares	6,933,865
33,808	Roche Holding AG	5,719,354
120,627	Shire plc	4,185,986
198,995	Teva Pharmaceutical Industries, Ltd., Sponsored ADR	8,031,438

		38,764,219

Road & Rail (0.9%):
52,159	Canadian National Railway Co.	4,104,609

Semiconductors & Semiconductor Equipment (1.4%):
486,997	Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	6,287,131

Software (2.0%):
151,643	Amadeus IT Holding SA, A Shares	2,449,422
127,778	SAP AG	6,755,241

		9,204,663

Shares or Principal Amount		Fair Value

Common Stocks, continued
Specialty Retail (2.7%):
1,108,857	Kingfisher plc	$4,310,112
117,880	Yamada Denki Co., Ltd.	8,011,499

		12,321,611

Textiles, Apparel & Luxury Goods (1.4%):
101,710	Adidas AG	6,614,820

Tobacco (3.8%):
159,282	British American Tobacco plc	7,550,980
258,890	Imperial Tobacco Group plc	9,784,106

		17,335,086

Wireless Telecommunication Services (3.5%):
253,390	America Movil SAB de C.V., Sponsored ADR, Series L	5,726,614
534,500	China Mobile, Ltd.	5,211,525
1,885,027	Vodafone Group plc	5,232,500

		16,170,639

Total Common Stocks (Cost $383,730,528)		420,264,787

Preferred Stocks (1.0%):
Automobiles (1.0%):
30,642	Volkswagen AG, Preferred Shares	4,581,627

Total Preferred Stocks (Cost $5,642,855)		4,581,627

Warrant (0.0%):
Biotechnology (0.0%):
10,000	Marshall Edwards, Inc., Private Equity(a)(c)	—

Total Warrants (Cost $—)		—

Securities Held as Collateral for Securities on Loan (2.3%):
$10,625,034	Allianz Variable Insurance Products Securities Lending Collateral Trust(d)	10,625,034

Total Securities Held as Collateral for Securities on Loan (Cost $10,625,034)		10,625,034

Unaffiliated Investment Company (7.8%):
35,928,873	Dreyfus Treasury Prime Cash Management, 0.00%(e)	35,928,873

Total Unaffiliated Investment Company (Cost $35,928,873)		35,928,873

Total Investment Securities (Cost $435,927,290)(f) — 102.6%		471,400,321
Net other assets (liabilities) — (2.6)%		(11,871,720)

Net Assets — 100.0%		$459,528,601

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco International Equity Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Percentages indicated are based on net assets as of December 31, 2011.

ADR—American Depositary Receipt

*	Non-income producing security

^	This security or a partial position of the security was on loan as of December 31, 2011. The total value of securities on loan as of December 31, 2011 was $10,440,676.

(a)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2011. The total of all such securities represent 0.00% of the net assets of the fund.

(b)	Security issued in connection with a pending litigation settlement.

(c)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. The illiquid securities held as of December 31, 2011 are identified below:

Security	Acquisition Date	Acquisition Cost	Shares	Fair Value	Percentage of Net Assets
Marshall Edwards, Inc., Private Equity	8/3/07	$—	10,000	$—	0.0%

(d)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2011.
(e)	The rate represents the effective yield at December 31, 2011.
(f)	See Federal Tax Information listed in the Notes to the Financial Statements.

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco International Equity Fund

Schedule of Portfolio Investments, continued

December 31, 2011

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2011:

Country	Percentage
Australia	5.7%
Belgium	1.9
Brazil	2.4
Canada	5.8
Denmark	1.5
France	6.2
Germany	5.8
Hong Kong	3.4
India	0.9
Israel	1.7
Japan	9.1
Mexico	3.4
Netherlands	1.4
Republic of Korea (South)	2.4
Russian Federation	0.9
Singapore	2.3
Spain	0.5
Sweden	3.0
Switzerland	7.9
Taiwan	1.3
Turkey	0.6
United Kingdom	21.8
United States	10.1

100.0%

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco International Equity Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investment securities, at cost	$435,927,290

Investment securities, at value*	$471,400,321
Interest and dividends receivable	603,279
Foreign currency, at value (cost $1,334,123)	1,318,683
Receivable for capital shares issued	22,166
Receivable for expenses paid indirectly	333
Receivable for investments sold	52,015
Reclaims receivable	656,652
Prepaid expenses	5,139

Total Assets	474,058,588

Liabilities:
Payable for investments purchased	3,221,094
Payable for capital shares redeemed	129,422
Payable for collateral received on loaned securities	10,625,034
Manager fees payable	331,087
Administration fees payable	14,807
Distribution fees payable	97,379
Custodian fees payable	35,672
Administrative and compliance services fees payable	4,203
Trustee fees payable	227
Other accrued liabilities	71,062

Total Liabilities	14,529,987

Net Assets	$459,528,601

Net Assets Consist of:
Capital	$453,329,483
Accumulated net investment income/(loss)	8,900,913
Accumulated net realized gains/(losses) from investment transactions	(38,199,919)
Net unrealized appreciation/(depreciation) on investments	35,498,124

Net Assets	$459,528,601

Shares of beneficial interest (unlimited number of shares authorized, no par value)	32,896,308
Net Asset Value (offering and redemption price per share)	$13.97

*	Includes securities on loan of $10,440,676.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income:
Interest	$64
Dividends	15,784,425
Income from securities lending	204,650
Foreign withholding tax	(997,870)

Total Investment Income	14,991,269

Expenses:
Manager fees	4,642,016
Administration fees	217,515
Distribution fees	1,289,448
Custodian fees	220,045
Administrative and compliance services fees	25,275
Trustee fees	43,917
Professional fees	45,028
Shareholder reports	47,104
Other expenses	31,823

Total expenses before reductions	6,562,171
Less expenses voluntarily waived/reimbursed by the Manager	(412,047)
Less expenses paid indirectly	(7,898)

Net expenses	6,142,226

Net Investment Income/(Loss)	8,849,043

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	15,090,411
Net realized gains/(losses) on forward currency contracts	262,396
Payments by affiliates for the violation of certain investment policies and limitations	13,257
Change in unrealized appreciation/depreciation on investments	(57,609,440)

Net Realized/Unrealized Gains/(Losses) on Investments	(42,243,376)

Change in Net Assets Resulting From Operations	$(33,394,333)

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets

	AZL Invesco International Equity Fund
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Change in Net Assets:
Operations:
Net investment income/(loss)	$8,849,043	$4,890,710
Net realized gains/(losses) on investment transactions	15,352,807	9,351,170
Payments by affiliates for the violation of certain investment policies and limitations	13,257	—
Change in unrealized appreciation/depreciation on investments	(57,609,440)	44,692,936

Change in net assets resulting from operations	(33,394,333)	58,934,816

Dividends to Shareholders:
From net investment income	(4,902,431)	(2,453,878)

Change in net assets resulting from dividends to shareholders	(4,902,431)	(2,453,878)

Capital Transactions:
Proceeds from shares issued	51,362,509	180,772,419
Proceeds from dividends reinvested	4,902,431	2,453,878
Value of shares redeemed	(114,485,009)	(88,891,816)

Change in net assets resulting from capital transactions	(58,220,069)	94,334,481

Change in net assets	(96,516,833)	150,815,419
Net Assets:
Beginning of period	556,045,434	405,230,015

End of period	$459,528,601	$556,045,434

Accumulated net investment income/(loss)	$8,900,913	$4,668,934

Share Transactions:
Shares issued	3,427,041	13,131,890
Dividends reinvested	360,738	177,047
Shares redeemed	(7,378,628)	(6,591,230)

Change in shares	(3,590,849)	6,717,707

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco International Equity Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$15.24		$13.61		$10.31		$19.95	$18.27

Investment Activities:
Net Investment Income/(Loss)	0.28		0.12		0.08		0.28	0.13
Net Realized and Unrealized Gains/(Losses) on Investments	(1.40)		1.58		3.45		(8.16)	2.51

Total from Investment Activities	(1.12)		1.70		3.53		(7.88)	2.64

Dividends to Shareholders From:
Net Investment Income	(0.15)		(0.07)		(0.23)		(0.08)	(0.11)
Net Realized Gains	—		—		—		(1.68)	(0.85)

Total Dividends	(0.15)		(0.07)		(0.23)		(1.76)	(0.96)

Net Asset Value, End of Period	$13.97		$15.24		$13.61		$10.31	$19.95

Total Return(a)	(7.32	)%(b)	12.52	%(c)	34.33%		(41.51)%	14.62%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$459,529		$556,045		$405,230		$176,746	$373,047
Net Investment Income/(Loss)	1.72%		1.04%		1.09%		1.66%	0.61%
Expenses Before Reductions(d)	1.27%		1.28%		1.32%		1.37%	1.35%
Expenses Net of Reductions	1.19%		1.15%		1.28%		1.37%	1.35%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(e)	1.19%		1.15%		1.28%		1.37%	1.35%
Portfolio Turnover Rate	30%		39%		35	%(f)	44%	42%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	During the year ended December 31, 2011, Invesco Advisers, Inc. reimbursed $13,257 to the Fund in connection with violations of certain investment policies and limitations. The corresponding impact to the return was less than 0.005%.

(c)	During the year ended December 31, 2010, Invesco Advisers, Inc. reimbursed $45,566 to the Fund related to violation of certain investment policies and limitations. The corresponding impact to the total return was 0.01%.

(d)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(e)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(f)	Costs of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after a fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 77%.

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco International Equity Fund

Notes to the Financial Statements

December 31, 2011

1.	Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Invesco International Equity Fund (the “Fund”). The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

—	AZL Allianz AGIC Opportunity Fund
—	AZL BlackRock Capital Appreciation Fund
—	AZL Columbia Mid Cap Value Fund
—	AZL Columbia Small Cap Value Fund
—	AZL Davis New York Venture Fund (formerly AZL Davis NY Venture Fund)
—	AZL Dreyfus Equity Growth Fund
—	AZL Eaton Vance Large Cap Value Fund
—	AZL Enhanced Bond Index Fund
—	AZL Franklin Small Cap Value Fund
—	AZL Franklin Templeton Founding Strategy Plus Fund
—	AZL Gateway Fund
—	AZL International Index Fund
—	AZL Invesco Equity and Income Fund (formerly AZL Van Kampen Equity and Income Fund)
—	AZL Invesco Growth and Income Fund (formerly AZL Van Kampen Growth and Income Fund)
—	AZL Invesco International Equity Fund
—	AZL JPMorgan International Opportunities Fund (formerly AZL Morgan Stanley International Equity Fund)
—	AZL JPMorgan U.S. Equity Fund
—	AZL MFS Investors Trust Fund
—	AZL Mid Cap Index Fund
—	AZL Money Market Fund
—	AZL Morgan Stanley Global Real Estate Fund
—	AZL Morgan Stanley Mid Cap Growth Fund
—	AZL NFJ International Value Fund
—	AZL Russell 1000 Growth Index Fund
—	AZL Russell 1000 Value Index Fund
—	AZL S&P 500 Index Fund
—	AZL Schroder Emerging Markets Equity Fund
—	AZL Small Cap Stock Index Fund
—	AZL Turner Quantitative Small Cap Growth Fund

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco International Equity Fund

Notes to the Financial Statements, continued

December 31, 2011

foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco International Equity Fund

Notes to the Financial Statements, continued

December 31, 2011

at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities) and is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Allianz Investment Management LLC (the “Manager”) to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2011 are presented on the Fund’s Schedule of Portfolio Investments (“Schedule”). The average outstanding amount of securities on loan was $15.5 million for the year ended December 31, 2011.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $20,251 during the year ended December 31, 2011. These fees have been netted against Income from Securities Lending on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments that the Fund may utilize, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2011, the Fund entered into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. As of December 31, 2011, the Fund did not hold any forward currency contracts. During the year ended December 31, 2011, the Fund had limited activity in these transactions.

Futures Contracts

During the year ended December 31, 2011, the Fund did not enter into any futures contracts. The Fund may enter into futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco International Equity Fund

Notes to the Financial Statements, continued

December 31, 2011

Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Summary of Derivative Instruments

There were no open derivative positions as of December 31, 2011.

The following is a summary of the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2011:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recongnized in Income
Foreign Exchange Contracts	Net realized gains/(losses) on forward currency contracts/change in unrealized appreciation/depreciation on investments	$262,396	$—

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement between the Manager and Invesco Advisers, Inc. (“Invesco”), Invesco provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business , based on the daily net assets of the Fund, through April 30, 2013.

For the year ended December 31, 2011, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL Invesco International Equity Fund	0.90%	1.45%

*	From January 1, 2011 through April 30, 2011, the Manager voluntarily reduced the management fee to 0.80% on the first $200 million of assets and 0.75% on assets above $200 million. Beginning May 1, 2011, the Manager voluntarily reduced the management fee to 0.85% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated in effect limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2011, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco International Equity Fund

Notes to the Financial Statements, continued

December 31, 2011

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2011, 7,698 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting and a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2011, actual Trustee compensation was $924,000 in total for both Trusts.

During the year ended December 31, 2011, the Subadviser reimbursed $13,257 to the Fund related to the violation of certain investment policies and limitations. The impact to the total return is disclosed in the Financial Highlights.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco International Equity Fund

Notes to the Financial Statements, continued

December 31, 2011

—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Exchange traded futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2011 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks:
Beverages	$5,923,119	$8,920,539	$—	$14,843,658
Chemicals	3,576,170	6,491,188	—	10,067,358
Commercial Banks	7,928,655	20,802,007	—	28,730,662
Diversified Telecommunication Services	1,385,461	671,164	—	2,056,625
Insurance	4,353,366	3,705,071	—	8,058,437
Media	4,256,458	19,654,434	—	23,910,892
Oil, Gas & Consumable Fuels	18,568,409	21,912,589	—	40,480,998
Pharmaceuticals	8,031,438	30,732,781	—	38,764,219

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco International Equity Fund

Notes to the Financial Statements, continued

December 31, 2011

	Level 1	Level 2	Level 3	Total
Investment Securities:
Road & Rail	$4,104,609	$—	$—	$4,104,609
Semiconductors & Semiconductor Equipment	6,287,131	—	—	6,287,131
Wireless Telecommunication Services	5,726,614	10,444,025	—	16,170,639
All Other Common Stocks+	—	226,789,559	—	226,789,559
Preferred Stocks	—	4,581,627	—	4,581,627
Warrant	—	—	—	—
Securities Held as Collateral for Securities on Loan	—	10,625,034	—	10,625,034
Unaffiliated Investment Company	35,928,873	—	—	35,928,873

Total Investment Securities	106,070,303	365,330,018	—	471,400,321

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

As of December 31, 2011, the Fund held securities that were valued in good faith pursuant to procedures approved by the Board of Trustees. The Art Advanced Research Technologies, Inc. common stock and the Marshall Edwards, Inc. warrant were valued at $0.

The Fund recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1, 2 or 3 as of December 31, 2011.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Adoption of ASU 2011-04 will have no effect on the Fund’s net assets. At this time, management is evaluating the impact of ASU 2011-04 on the financial statement disclosures.

5.	Security Purchases and Sales

For the year ended December 31, 2011, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Invesco International Equity Fund	$143,803,213	$195,322,504

6.	Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Trustees. Not all restricted securities are considered illiquid. At December 31, 2011, the Fund held restricted securities representing 0.0% of net assets, all of which have been deemed illiquid. The restricted illiquid securities held as of December 31, 2011 are presented in the Fund’s Schedule of Portfolio Investments.

Security	Acquisition Date	Acquisition Cost	Shares	Fair Value	Percentage of Net Assets
Marshall Edwards, Inc., Private Equity	8/3/07	$—	10,000	$—	0.0%

7.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco International Equity Fund

Notes to the Financial Statements, continued

December 31, 2011

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2011 is $441,813,434. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$58,391,580
Unrealized depreciation	(28,804,693)

Net unrealized appreciation	$29,586,887

As of the end of its tax year ended December 31, 2011, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the table below. Under the provisions of the Regulated Investment Company Modernization Act of 2010, CLCFs that originated in a tax year that began before December 23, 2010 (pre-effective CLCFs) may be carried forward, subject to certain limitations, and applied to offset future capital gains, and thus reduce the amount of distributable capital gains, for up to eight succeeding tax years, after which any unutilized CLCFs expire. Pre-effective CLCFs are applied as short-term capital loss regardless of whether the originating capital loss was short term or long term. CLCFs that originate in tax years beginning after December 22, 2010 (post-effective CLCFs), are applied consistent with the character in which they originated as a new loss on the first day of the immediately succeeding tax year, and thus take precedent over the application of pre-effective CLCFs. Post-effective CLCFs can be carried forward indefinitely.

Pre-effective CLCFs subject to expiration:

	Expires 12/31/2016	Expires 12/31/2017
AZL Invesco Intenational Equity Fund	$18,216,888	$14,096,888

During the year ended December 31, 2011, the Fund utilized $11,859,418 in CLCFs to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2011 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Invesco International Equity Fund	$4,902,431	$—	$4,902,431

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2010 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Invesco International Equity Fund	$2,453,878	$—	$2,453,878

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2011, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Invesco International Equity Fund	$8,911,598	$(32,313,776)	$29,601,296	$6,199,118

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Invesco International Equity Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio

February 24, 2012

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its

21

affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2011. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 19, 2011, and at an “in person” Board of Trustees meeting held October 26, 2011. The Agreements were approved at the Board meeting of October 26, 2011. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2013. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager and Subadvisers.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

22

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2)  The investment performance of the Funds, the Manager and the Subadvisers.  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 26, 2011, the Manager reported that for the three year period ended June 30, 2011, ten Funds were in the top 40%, six were in the middle 20% and five were in the bottom 40%, and for the one year period ended June 30, 2011, nine Funds were in the top 40%, eight were in the middle 20%, and 11 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2011, nine Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40%. At the Board of Trustees meeting held October 26, 2011, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 29 Funds reviewed by the Board of Trustees in the fall of 2011, 24 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2012 for the 29 Funds was as follows: (1) 21 of the Funds had total expense rankings at or below the 50th percentile; (2) three of the Funds were between the 50th and 65th percentiles; (3) for three of the Funds with expense ranks above the 65th percentile, the Manager recommended, and the Board of Trustees approved, temporary management fee waivers effective May 1, 2012, which are expected to reduce such rankings to the 65th percentile or below; (4) for one Fund with an expense rank above the 65th percentile, the Manager expects such Fund to be below the 65th percentile in 2012 because of greater Fund assets; and (5) for one Fund with an expense rank above the 65th percentile, the Manager reported that the peer group makes for poor comparability.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2009 through June 30, 2011. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

23

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2011 were approximately $6.2 billion, and that no single non-money market Fund had assets in excess of $428 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2012, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

24

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc., 2005 to present; EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	42	Argus Group Holdings; Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 54 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	42	Luther College
Roger Gelfenbien, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	42	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, 2012 to present; General Partner of Fairview Capital, L.P., 1994 to present	42	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to present; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002; Consultant to Hartford Insurance Co., 2001	42	None
Peter W. McClean, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	42	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	42	Connecticut Water Service, Inc.

25

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	42	None
Brian Muench, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	42	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Allianz Life from April 2011, to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.
Michael Radmer, Age 66 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/04	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007; Vice President, Fund Administration, Columbia Management, July 2002 to December 2005.
Stephen G. Simon, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

26

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1211 2/12

AZL® JPMorgan

International Opportunities Fund

(formerly AZL® Morgan Stanley International Equity Fund)

Annual Report

December 31, 2011

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® JPMorgan International Opportunities Fund Review (unaudited)

(formerly AZL® Morgan Stanley International Equity Fund)

Allianz Investment Management LLC serves as the Manager for the AZL® JPMorgan International Opportunities Fund and J.P. Morgan Investment Management Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2011?

For the year ended December 31, 2011, the AZL® JPMorgan International Opportunities Fund returned –13.41%. That compared to a –11.73% total return for its benchmark, the MSCI EAFE Index1.

Allianz changed the Fund’s Subadviser roughly a third of the way through the year. At that point, the Fund’s name changed from the Morgan Stanley International Equity Fund to the JPMorgan International Opportunities Fund and on May 1, 2011, J.P. Morgan assumed management of the Fund on May 1, 2011. The Fund’s current management team seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

The Fund’s negative absolute return was largely due to a challenging environment for global equity markets in the second half of the year. The Fund’s performance was strong in the first four months of the year, thanks to solid returns from the energy, utilities, and materials sectors. However, investor confidence fell in the second quarter, triggering a sharp reversal in equities. The ongoing European sovereign debt saga, the slowdown in emerging markets, and the political gridlock in Washington contributed to increasing investor anxiety.*

Losses were widespread for the year as a whole. Regionally, continental Europe was the worst performer, as currency movements aggravated the decline in share prices. The U.S. was the best performer on a regional basis. Meanwhile, the financial sector and cyclically sensitive areas like materials and industrials were hardest hit, while more defensive sectors, such as consumer staples and health care suffered declines that were more modest.

Early in the year, the Fund’s relative performance benefited from a modest overweight position in the materials sector, as well as from stock selection in the financial, consumer staples and health care sectors. Later in the year, stock selection in telecommunications and automobiles contributed positively to the Fund’s relative performance.*

At the regional level, stock selection in continental Europe and emerging markets provided the biggest boost to the Fund’s relative performance late in the year.*

Early in the period, stock selection in the information technology, consumer discretionary and industrial sectors contributed negatively to the Fund’s relative performance. Later in the year, stock selection in the financial sector and utilities dragged on relative performance, as did stock selection in the U.K. and Japan.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2011.

[1]

The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. Investors cannot invest directly in an index.

1

AZL® JPMorgan International Opportunities Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing primarily in equity securities of companies from developed countries other than the United States.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2011

	1 Year	3 Year	5 Year	Since Inception (5/1/03)
AZL® JPMorgan International Opportunities Fund	–13.41%	5.04%	–1.89%	6.39%
MSCI EAFE Index (gross of withholding taxes)	–11.73%	8.16%	–4.26%	7.91%[1]
MSCI EAFE Index (net of withholding taxes)	–12.14%	7.65%	–4.72%	7.44%[1]

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio

Gross
AZL® JPMorgan International Opportunities Fund	1.34%

The above expense ratios are based on the current Fund prospectus dated May 1, 2011. The Manager voluntarily reduced the management fee to 0.85%. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.39% through April 30, 2013. Additional information pertaining to the December 31, 2011 expense ratios can be found in the financial highlights.

[1]	The hypothetical $10,000 investment and the since inception performance data for the MSCI EAFE Index is calculated from April 30, 2003.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index, which is an unmanaged free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Index noted as “gross of withholding taxes” do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Index noted as “net of withholding taxes” reflect the reinvestment of dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL JPMorgan International Opportunities Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL JPMorgan International Opportunities Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only.Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During Period* 7/1/11 - 2/31/11	Annualized Expense Ratio During Period** 7/1/11 - 12/31/11
AZL JPMorgan International Opportunities Fund	$1,000.00	$821.70	$5.60	1.22%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period** 7/1/11 - 12/31/11
AZL JPMorgan International Opportunities Fund	$1,000.00	$1,019.06	$6.21	1.22%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
**	Excludes expense paid indirectly.

Portfolio Composition

(Unaudited)

Investments	Percent of net assets+
Financials	16.7%
Consumer Discretionary	12.3
Industrials	12.0
Consumer Staples	11.2
Energy	10.0
Health Care	9.2
Information Technology	7.8

Investments	Percent of net assets+
Telecommunication Services	6.6%
Utilities	5.6
Materials	5.3
Unaffiliated Investment Company	2.8
Securities Held as Collateral for Securities on Loan	2.2

Total	101.7%

+	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL JPMorgan International Opportunities Fund

Schedule of Portfolio Investments

December 31, 2011

Shares		Fair Value
Common Stocks (95.0%):
Aerospace & Defense (1.0%):
122,335	European Aeronautic Defence & Space Co. NV	$3,805,537

Auto Components (0.8%):
137,500	Bridgestone Corp.	3,113,213

Automobiles (1.9%):
111,300	Honda Motor Co., Ltd.	3,390,220
453,900	Nissan Motor Co., Ltd.	4,075,063

		7,465,283

Beverages (0.7%):
40,611	Carlsberg A/S, Class B	2,868,784

Building Products (0.9%):
1,965,000	Nippon Sheet Glass Co., Ltd.	3,671,725

Chemicals (1.3%):
41,677	Lanxess AG	2,156,022
38,644	Solvay SA	3,169,636

		5,325,658

Commercial Banks (7.9%):
190,829	Australia & New Zealand Banking Group, Ltd.	3,998,233
304,758	DnB NOR ASA	2,979,204
28,247	Erste Group Bank AG^	494,669
921,888	HSBC Holdings plc	6,996,893
6,116,018	Lloyds Banking Group plc*	2,442,337
950,500	Mitsubishi UFJ Financial Group, Inc.	4,033,289
300,276	Standard Chartered plc	6,536,495
146,472	Sumitomo Mitsui Financial Group, Inc.	4,076,081

		31,557,201

Communications Equipment (1.1%):
440,916	Telefonaktiebolaget LM Ericsson, B Shares	4,481,271

Computers & Peripherals (1.2%):
944,000	Fujitsu, Ltd.	4,899,472

Consumer Finance (0.7%):
34,530	ORIX Corp.	2,847,203

Diversified Consumer Services (0.6%):
779,600	Sands China, Ltd.*	2,209,663

Diversified Financial Services (1.6%):
84,423	Deutsche Boerse AG*	4,425,495
253,405	ING Groep NV*	1,805,607

		6,231,102

Diversified Telecommunication Services (2.8%):
362,227	Koninklijke KPN NV	4,324,099
97,200	Nippon Telegraph and Telephone Corp.	4,937,726
1,227,483	Telecom Corp. of New Zealand, Ltd.	1,963,471

		11,225,296

Shares		Fair Value
Common Stocks, continued
Electric Utilities (2.2%):
202,404	E.ON AG	$4,350,401
168,292	GDF Suez	4,576,524

		8,926,925

Electrical Equipment (4.2%):
328,354	ABB, Ltd.	6,179,311
546,000	Mitsubishi Electric Corp.	5,221,824
102,967	Schneider Electric SA	5,380,498

		16,781,633

Electronic Equipment, Instruments & Components (1.8%):
69,300	Fujifilm Holdings Corp.	1,639,482
684,519	Hon Hai Precision Industry Co., Ltd., Sponsored GDR	3,748,221
695,583	Premier Farnell plc	1,936,872

		7,324,575

Food Products (4.5%):
122,672	Nestle SA, Registered Shares	7,045,195
312,965	Unilever NV(a)(b)	—
316,127	Unilever NV	10,854,983

		17,900,178

Gas Utilities (1.7%):
5,576,000	PT Perusahaan Gas Negara	1,956,323
1,078,200	Snam Rete Gas SpA	4,738,525

		6,694,848

Hotels, Restaurants & Leisure (3.0%):
331,240	InterContinental Hotels Group plc	5,923,530
85,630	Sodexo	6,142,606

		12,066,136

Industrial Conglomerates (0.9%):
441,000	Hutchison Whampoa, Ltd.	3,675,734

Insurance (3.3%):
4,369	Dai-ichi Life Insurance Co., Ltd. (The)	4,289,781
535,404	Prudential plc	5,274,576
73,155	Swiss Re AG*	3,726,874

		13,291,231

Machinery (1.2%):
130,264	Atlas Copco AB, A Shares	2,790,143
481,000	Mitsubishi Heavy Industries, Ltd.	2,047,685

		4,837,828

Media (1.3%):
269,809	Pearson plc	5,051,889

Metals & Mining (3.1%):
205,766	First Quantum Minerals, Ltd.	4,050,671
169,184	Rio Tinto plc	8,185,984

		12,236,655

continued

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL JPMorgan International Opportunities Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value
Common Stocks, continued
Multi-Utilities (1.7%):
1,018,919	Centrica plc	$4,572,125
174,869	Suez Environnement Co.	2,007,652

		6,579,777

Multiline Retail (1.2%):
33,104	Pinault Printemps Redoute	4,733,754

Office Electronics (1.2%):
111,900	Canon, Inc.^	4,952,737

Oil, Gas & Consumable Fuels (10.0%):
463,098	BG Group plc	9,874,723
360,628	Cairn Energy plc*	1,482,280
1,486,000	CNOOC, Ltd.	2,599,656
800,500	JX Holdings, Inc.	4,830,306
465,549	Royal Dutch Shell plc, A Shares(a)(b)	—
485,582	Royal Dutch Shell plc, A Shares	17,665,613
157,476	Tullow Oil plc	3,422,351

		39,874,929

Paper & Forest Products (0.9%):
257,578	Stora Enso OYJ, R Shares	1,534,247
199,092	UPM-Kymmene OYJ	2,181,868

		3,716,115

Personal Products (1.5%):
239,000	Hengan International Group Co., Ltd.	2,228,097
35,219	L’Oreal SA	3,674,982

		5,903,079

Pharmaceuticals (9.2%):
117,063	Bayer AG	7,483,264
391,105	GlaxoSmithKline plc	8,916,489
42,642	Novo Nordisk A/S, B Shares	4,906,718
17,090	Roche Holding AG	2,891,143
39,543	Sanofi-Aventis	2,893,056
141,807	Shire plc	4,920,972
111,737	Teva Pharmaceutical Industries, Ltd., Sponsored ADR	4,509,705

		36,521,347

Professional Services (1.4%):
399,743	Experian plc	5,426,993

Real Estate Investment Trusts (REITs) (0.5%):
244,454	Westfield Group	1,953,123

Real Estate Management & Development (2.6%):
2,050,000	China Overseas Land & Investment, Ltd.^	3,437,390
232,000	Mitsubishi Estate Co., Ltd.	3,462,325
286,000	Sun Hung Kai Properties, Ltd.	3,569,864

		10,469,579
Road & Rail (0.7%):
43,400	East Japan Railway Co.	2,762,317

Shares or Principal Amount		Fair Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment (2.4%):
79,336	ASML Holding NV	$3,324,508
6,579	Samsung Electronics Co., Ltd.	6,044,556

		9,369,064

Specialty Retail (1.4%):
1,587,000	Belle International Holdings, Ltd.	2,772,872
36,348	Industria de Diseno Textil SA	2,969,388

		5,742,260

Textiles, Apparel & Luxury Goods (1.1%):
86,777	Compagnie Financiere Richemont SA, Class A	4,370,849

Tobacco (3.9%):
206,785	British American Tobacco plc	9,802,925
1,256	Japan Tobacco, Inc.	5,905,158

		15,708,083

Trading Companies & Distributors (1.8%):
531,000	Marubeni Corp.	3,230,251
244,800	Mitsui & Co., Ltd.	3,801,054

		7,031,305

Wireless Telecommunication Services (3.8%):
698	KDDI Corp.	4,494,495
3,887,236	Vodafone Group plc	10,790,276

		15,284,771

Total Common Stocks (Cost $434,144,394)		378,889,122

Preferred Stocks (1.7%):
Automobiles (1.1%):
29,148	Volkswagen AG, Preferred Shares	4,358,242

Household Products (0.6%):
40,483	Henkel AG & Co. KGaA	2,335,944

Total Preferred Stocks (Cost $7,630,748)		6,694,186

Securities Held as Collateral for Securities on Loan (2.2%):
$8,861,973	Allianz Variable Insurance Products Securities Lending Collateral Trust(c)	8,861,973

Total Securities Held as Collateral for Securities on Loan (Cost $8,861,973)		8,861,973

Unaffiliated Investment Company (2.8%):
11,075,724	Dreyfus Treasury Prime Cash Management, 0.00%(d)	11,075,724

Total Unaffiliated Investment Company (Cost $11,075,724)		11,075,724

Total Investment Securities (Cost $461,712,839)(e) — 101.7%		405,521,005
Net other assets (liabilities) — (1.7)%		(6,837,619)

Net Assets — 100.0%		$398,683,386

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL JPMorgan International Opportunities Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Percentages indicated are based on net assets as of December 31, 2011.

ADR—American Depositary Receipt

GDR—Global Depository Receipt

*	Non-income producing security

^	This security or a partial position of the security was on loan as of December 31, 2011. The total value of securities on loan as of December 31, 2011 was $8,191,055.

(a)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2011. The total of all such securities represent 0.00% of the net assets of the fund.

(b)	Security issued in connection with a pending litigation settlement.

(c)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2011.

(d)	The rate represents the effective yield at December 31, 2011.

(e)	See Federal Tax Information listed in the Notes to the Financial Statements.

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL JPMorgan International Opportunities Fund

Schedule of Portfolio Investments, continued

December 31, 2011

As of December 31, 2011, the Fund’s open forward currency contracts were as follows:

Short Contracts	Counterparty	Delivery Date	Contract Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Deliver 4,038,737 Australian Dollar in exchange for U.S. Dollar	Citigroup	3/14/12	$4,096,491	$4,095,444	$1,047
Deliver 12,938,908 British Pound in exchange for U.S. Dollar	Barclays Investments	3/14/12	20,173,206	20,075,470	97,736
Deliver 5,746,689 Canadian Dollar in exchange for U.S. Dollar	Citigroup	3/14/12	5,598,333	5,633,571	(35,238)
Deliver 14,981,535 European Euro in exchange for U.S. Dollar	RBC Dominion Securities	3/14/12	19,846,249	19,399,114	447,135
Deliver 13,105,315 Hongkong Dollar in exchange for U.S. Dollar	State Street	3/14/12	1,685,268	1,688,016	(2,748)
Deliver 28,106,819 Hongkong Dollar in exchange for U.S. Dollar	Credit Suisse	3/14/12	3,617,086	3,620,268	(3,182)
Deliver 268,028,434 Japanese Yen in exchange for U.S. Dollar	RBC Dominion Securities	3/14/12	3,448,229	3,488,118	(39,889)
Deliver 1,692,670 New Zealand Dollar in exchange for U.S. Dollar	Westpac Banking Corp.	3/14/12	1,290,031	1,310,327	(20,296)
Deliver 1,080,240 Swiss Franc in exchange for U.S. Dollar	Credit Suisse	3/14/12	1,166,858	1,152,412	14,446
Deliver 1,200,000 Swiss Franc in exchange for U.S. Dollar	Bank National of Paris	3/14/12	1,298,245	1,280,173	18,072
Deliver 1,426,132 Swiss Franc in exchange for U.S. Dollar	UBS Warburg	3/14/12	1,526,738	1,521,413	5,325
Deliver 1,221,249 Swiss Franc in exchange for U.S. Dollar	UBS Warburg	3/14/12	1,289,258	1,302,842	(13,584)
Deliver 568,104 Swiss Franc in exchange for U.S. Dollar	Bank National of Paris	3/14/12	613,454	606,059	7,395

					$476,219

Long Contracts	Counterparty	Delivery Date	Contract Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive 32,378,111 Australian Dollar in exchange for U.S. Dollar	Westpac Banking Corp.	3/14/12	$32,427,908	$32,832,727	$404,819
Receive 506,611 British Pound in exchange for U.S. Dollar	UBS Warburg	3/14/12	793,401	786,037	(7,364)
Receive 2,706,008 British Pound in exchange for U.S. Dollar	Credit Suisse	3/14/12	4,222,942	4,198,529	(24,413)
Receive 3,130,619 Canadian Dollar in exchange for U.S. Dollar	Credit Suisse	3/14/12	3,065,544	3,068,996	3,452
Receive 856,239 European Euro in exchange for U.S. Dollar	Credit Suisse	3/14/12	1,118,099	1,108,717	(9,382)
Receive 1,295,375 European Euro in exchange for U.S. Dollar	UBS Warburg	3/14/12	1,711,325	1,677,340	(33,985)
Receive 1,764,865 European Euro in exchange for U.S. Dollar	UBS Warburg	3/14/12	2,293,545	2,285,268	(8,277)
Receive 1,731,939 European Euro in exchange for U.S. Dollar	Credit Suisse	3/14/12	2,315,873	2,242,633	(73,240)
Receive 75,060,936 Japanese Yen in exchange for U.S. Dollar	Toronto Dominion	3/14/12	966,060	976,842	10,782
Receive 8,564,098 Singapore Dollar in exchange for U.S. Dollar	State Street	3/14/12	6,597,918	6,605,501	7,583
Receive 31,319,505 Swedish Krona in exchange for U.S. Dollar	Credit Suisse	3/14/12	4,563,483	4,538,153	(25,330)
Receive 14,578,921 Swiss Franc in exchange for U.S. Dollar	UBS Warburg	3/14/12	15,659,590	15,552,953	(106,637)

					$138,008

As of December 31, 2011, the Fund’s open forward cross currency contracts were as follows:

Purchase/Sale	Counterparty	Amount Purchased		Amount Sold		Contract Value	Fair Value	Net Unrealized Appreciation/ (Depreciation)
Europeon Euro/Canadian Dollar	UBS Warburg	$ 759,398	EUR	$1,010,698	CAD	$983,385	$975,902	$(7,483)
Japanese Yen/European Euro	State Street	60,730,102	JPY	606,343	EUR	783,698	788,904	5,206

								$(2,277)

continued

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL JPMorgan International Opportunities Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Futures Contracts

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
TOPIX Index March Futures (Japanese Yen)	Long	3/8/12	18	$1,702,924	$8,000
DJ EURO STOXX 50 March Futures (Euro)	Long	3/16/12	86	2,568,626	58,840
FTSE 100 Index March Futures (British Pounds)	Long	3/16/12	26	2,234,892	25,352

					$92,192

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2011:

Country	Percentage
Australia	1.5%
Austria	0.1
Belgium	0.8
Canada	1.0
Denmark	1.9
Finland	0.9
France	7.3
Germany	6.2
Hong Kong	5.1
Indonesia	0.5
Ireland (Republic of)	1.3
Israel	1.1
Italy	1.2
Japan	20.1
Netherlands	5.9
New Zealand	0.5
Norway	0.7
Republic of Korea (South)	1.5
Spain	0.7
Sweden	1.8
Switzerland	6.0
Taiwan	0.9
United Kingdom	28.1
United States	4.9

100.0%

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL JPMorgan International Opportunities Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investment securities, at cost	$461,712,839

Investment securities, at value*	$405,521,005
Interest and dividends receivable	1,039,515
Foreign currency, at value (cost $177,285)	172,318
Unrealized appreciation on forward currency contracts	1,024,434
Receivable for capital shares issued	16,646
Receivable for investments sold	143
Reclaims receivable	717,925
Receivable for variation margin on futures contracts	52,489
Prepaid expenses	5,843

Total Assets	408,550,318

Liabilities:
Unrealized depreciation on forward currency contracts	412,484
Payable for capital shares redeemed	117,583
Payable for collateral received on loaned securities	8,861,973
Manager fees payable	286,235
Administration fees payable	12,468
Distribution fees payable	84,186
Custodian fees payable	27,450
Administrative and compliance services fees payable	3,114
Trustee fees payable	168
Other accrued liabilities	61,271

Total Liabilities	9,866,932

Net Assets	$398,683,386

Net Assets Consist of:
Capital	$463,853,627
Accumulated net investment income/(loss)	7,899,148
Accumulated net realized gains/(losses) from investment transactions	(17,597,117)
Net unrealized appreciation/(depreciation) on investments	(55,472,272)

Net Assets	$398,683,386

Shares of beneficial interest (unlimited number of shares authorized, no par value)	29,701,331
Net Asset Value (offering and redemption price per share)	$13.42

*	Includes securities on loan of $8,191,055.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income:
Dividends	$13,456,968
Income from securities lending	188,154
Foreign withholding tax	(1,123,552)

Total Investment Income	12,521,570

Expenses:
Manager fees	3,850,958
Administration fees	177,097
Distribution fees	1,013,408
Custodian fees	154,691
Administrative and compliance services fees	19,242
Trustee fees	32,546
Professional fees	35,536
Shareholder reports	53,132
Other expenses	20,781

Total expenses before reductions	5,357,391
Less expenses voluntarily waived/reimbursed by the Manager	(460,951)
Less expenses paid indirectly	(40)

Net expenses	4,896,400

Net Investment Income/(Loss)	7,625,170

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	320,789
Net realized gains/(losses) on futures contracts	1,524,625
Net realized gains/(losses) on forward currency contracts	(1,613,937)
Change in unrealized appreciation/depreciation on investments	(85,457,265)

Net Realized/Unrealized Gains/(Losses) on Investments	(85,225,788)

Change in Net Assets Resulting From Operations	$(77,600,618)

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets

	AZL JPMorgan International Opportunities Fund
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Change in Net Assets:
Operations:
Net investment income/(loss)	$7,625,170	$5,515,594
Net realized gains/(losses) on investment transactions	231,477	(4,405,464)
Change in unrealized appreciation/depreciation on investments	(85,457,265)	15,594,302

Change in net assets resulting from operations	(77,600,618)	16,704,432

Dividends to Shareholders:
From net investment income	(3,080,527)	(1,466,815)
From net realized gains on investments	—	(1,865,974)

Change in net assets resulting from dividends to shareholders	(3,080,527)	(3,332,789)

Capital Transactions:
Proceeds from shares issued	202,470,055	15,286,904
Proceeds from dividends reinvested	3,080,527	3,332,789
Value of shares redeemed	(58,001,474)	(62,723,005)

Change in net assets resulting from capital transactions	147,549,108	(44,103,312)

Change in net assets	66,867,963	(30,731,669)
Net Assets:
Beginning of period	331,815,423	362,547,092

End of period	$398,683,386	$331,815,423

Accumulated net investment income/(loss)	$7,899,148	$3,080,521

Share Transactions:
Shares issued	12,084,310	1,025,822
Dividends reinvested	231,793	230,324
Shares redeemed	(3,860,738)	(4,346,644)

Change in shares	8,455,365	(3,090,498)

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL JPMorgan International Opportunities Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2011		2010	2009		2008	2007
Net Asset Value, Beginning of Period	$15.62		$14.90	$12.77		$19.57	$18.14

Investment Activities:
Net Investment Income/(Loss)	0.21		0.27	0.26		0.46	0.35
Net Realized and Unrealized Gains/(Losses) on Investments	(2.31)		0.61	3.06		(5.80)	1.42

Total from Investment Activities	(2.10)		0.88	3.32		(5.34)	1.77

Dividends to Shareholders From:
Net Investment Income	(0.10)		(0.07)	(1.19)		(0.34)	—
Net Realized Gains	—		(0.09)	—		(1.12)	(0.34)

Total Dividends	(0.10)		(0.16)	(1.19)		(1.46)	(0.34)

Net Asset Value, End of Period	$13.42		$15.62	$14.90		$12.77	$19.57

Total Return(a)	(13.41)%		5.95%	26.32%		(28.56)%	9.82%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$398,683		$331,815	$362,547		$207,351	$413,382
Net Investment Income/(Loss)	1.88%		1.68%	1.51%		2.31%	1.71%
Expenses Before Reductions(b)	1.32%		1.33%	1.33%		1.35%	1.32%
Expenses Net of Reductions	1.21%		1.18%	1.26%		1.29%	1.32%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.21%		1.18%	1.26%		1.30%	1.32%
Portfolio Turnover Rate	128	%(d)	35%	30	%(e)	27%	31%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(d)	Effective May 1, 2011, the Subadviser changed from Morgan Stanley Management, Inc. to J.P. Morgan Investment Management, Inc. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the Subadviser contributed to a higher portfolio turnover rate for the year ended December 31, 2011 as compared to prior years.

(e)	Cost of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after a fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 153%.

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL JPMorgan International Opportunities Fund

Notes to the Financial Statements

December 31, 2011

1.	Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL JPMorgan International Opportunities Fund (the “Fund”). The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

—	AZL Allianz AGIC Opportunity Fund
—	AZL BlackRock Capital Appreciation Fund
—	AZL Columbia Mid Cap Value Fund
—	AZL Columbia Small Cap Value Fund
—	AZL Davis New York Venture Fund (formerly AZL Davis NY Venture Fund)
—	AZL Dreyfus Equity Growth Fund
—	AZL Eaton Vance Large Cap Value Fund
—	AZL Enhanced Bond Index Fund
—	AZL Franklin Small Cap Value Fund
—	AZL Franklin Templeton Founding Strategy Plus Fund
—	AZL Gateway Fund
—	AZL International Index Fund
—	AZL Invesco Equity and Income Fund (formerly AZL Van Kampen Equity and Income Fund)
—	AZL Invesco Growth and Income Fund (formerly AZL Van Kampen Growth and Income Fund)
—	AZL Invesco International Equity Fund
—	AZL JPMorgan International Opportunities Fund (formerly AZL Morgan Stanley International Equity Fund)
—	AZL JPMorgan U.S. Equity Fund
—	AZL MFS Investors Trust Fund
—	AZL Mid Cap Index Fund
—	AZL Money Market Fund
—	AZL Morgan Stanley Global Real Estate Fund
—	AZL Morgan Stanley Mid Cap Growth Fund
—	AZL NFJ International Value Fund
—	AZL Russell 1000 Growth Index Fund
—	AZL Russell 1000 Value Index Fund
—	AZL S&P 500 Index Fund
—	AZL Schroder Emerging Markets Equity Fund
—	AZL Small Cap Stock Index Fund
—	AZL Turner Quantitative Small Cap Growth Fund

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL JPMorgan International Opportunities Fund

Notes to the Financial Statements, continued

December 31, 2011

foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities) and is marked to market daily to

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL JPMorgan International Opportunities Fund

Notes to the Financial Statements, continued

December 31, 2011

provide a level of collateral at least equal to the fair value of securities loaned. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Allianz Investment Management LLC (the “Manager”) to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2011 are presented on the Fund’s Schedule of Portfolio Investments (“Schedule”). The average outstanding amount of securities on loan was $13.9 million for the year ended December 31, 2011.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $18,652 during the year ended December 31, 2011. These fees have been netted against Income from Securities Lending on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments that the Fund may utilize, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2011, the Fund entered into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The contract amount of forward currency contracts outstanding was $143.2 million as of December 31, 2011. The monthly average amount for these contracts was $99.2 million for the year ended December 31, 2011.

Futures Contracts

During the year ended December 31, 2011, the Fund used futures contracts to provide equity exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures,

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL JPMorgan International Opportunities Fund

Notes to the Financial Statements, continued

December 31, 2011

interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $6.5 million as of December 31, 2011. The monthly average notional amount for these contracts was $16.8 million for the year ended December 31, 2011.

Summary of Derivative Instruments

The following is a summary of the fair value of derivative instruments as of December 31, 2011:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value	Statement of Assets and Liabilities Location	Total Fair Value
Foreign Exchange Contracts	Unrealized appreciation on forward currency contracts	$1,024,434	Unrealized depreciation on forward currency contracts	$412,484
Equity Contracts	Receivable for variation margin on futures contracts*	92,192	Payable for variation margin on futures contracts*	—

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation Margin on Futures Contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2011:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recongnized in Income
Foreign Exchange Contracts	Net realized gains/(losses) on forward currency contracts/ change in unrealized apprection/depreciation on investments	$(1,613,937)	$611,950
Equity Contracts	Net realized gains/(losses) on futures contracts/change in unrealized appreciation/depreciation on investments	1,524,625	92,192

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement, effective May 1, 2011 between the Manager and J.P. Morgan Investment Management, Inc. (“JPMIM”), JPMIM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. Prior to May 1, 2011 the Fund was subadvised by Morgan Stanley Management, Inc. (“MSIM”). The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2013.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL JPMorgan International Opportunities Fund

Notes to the Financial Statements, continued

December 31, 2011

For the year ended December 31, 2011, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Expense Limit
AZL JPMorgan International Opportunities Fund	0.95%	1.39%

*	From January 1, 2011 through April 30, 2011, the Manager voluntarily reduced the management fee to 0.80% on all assets. Beginning May 1, 2011, the Manager voluntarily reduced the management fee to 0.85% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2011, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2011, 5,676 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting and a $4,000

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL JPMorgan International Opportunities Fund

Notes to the Financial Statements, continued

December 31, 2011

meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2011, actual Trustee compensation was $924,000 in total for both Trusts.

During the year ended December 31, 2011, the Fund paid approximately $9,443 to affiliated broker/dealers of the Subadviser on the execution of purchases and sales of the Fund’s portfolio investments.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Exchange traded futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL JPMorgan International Opportunities Fund

Notes to the Financial Statements, continued

December 31, 2011

For the year ended December 31, 2011, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2011 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks:
Metals & Mining	$4,050,671	$8,185,984	$—	$12,236,655
Pharmaceuticals	4,509,705	32,011,642	—	36,521,347
All Other Common Stocks+	—	330,131,120	—	330,131,120
Preferred Stocks+	—	6,694,186	—	6,694,186
Securities Held as Collateral for Securities on Loan	—	8,861,973	—	8,861,973
Unaffiliated Investment Company	11,075,724	—	—	11,075,724

Total Investment Securities	19,636,100	385,884,905	—	405,521,005

Other Financial Instruments:*
Futures Contracts	92,192	—	—	92,192
Forward Currency Contracts	—	611,949	—	611,949

Total Investments	$19,728,292	$386,496,854	$—	$406,225,146

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts and forwards contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

The Fund recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1, 2 or 3 as of December 31, 2011.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Adoption of ASU 2011-04 will have no effect on the Fund’s net assets. At this time, management is evaluating the impact of ASU 2011-04 on the financial statement disclosures.

5.	Security Purchases and Sales

For the year ended December 31, 2011, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL JPMorgan International Opportunities Fund	$655,416,774	$503,365,256

6.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL JPMorgan International Opportunities Fund

Notes to the Financial Statements, continued

December 31, 2011

Cost for federal income tax purposes at December 31, 2011 is $463,215,759. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$11,244,871
Unrealized depreciation	(68,939,625)

Net unrealized depreciation	$(57,694,754)

As of the end of its tax year ended December 31, 2011, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the table below. Under the provisions of the Regulated Investment Company Modernization Act of 2010, CLCFs that originated in a tax year that began before December 23, 2010 (pre-effective CLCFs) may be carried forward, subject to certain limitations, and applied to offset future capital gains, and thus reduce the amount of distributable capital gains, for up to eight succeeding tax years, after which any unutilized CLCFs expire. Pre-effective CLCFs are applied as short-term capital loss regardless of whether the originating capital loss was short term or long term. CLCFs that originate in tax years beginning after December 22, 2010 (post-effective CLCFs), are applied consistent with the character in which they originated as a new loss on the first day of the immediately succeeding tax year, and thus take precedent over the application of pre-effective CLCFs. Post-effective CLCFs can be carried forward indefinitely.

Pre-effective CLCFs subject to expiration:

	Expires 12/31/2015	Expires 12/31/2016	Expires 12/31/2018
AZL JPMorgan International Opportunities Fund	$4,478,674	$6,813,930	$3,127,390

Post-effective CLCFs not subject to expiration:

	Short Term Amount	Long Term Amount
AZL JPMorgan International Opportunities Fund	$1,690,485	$—

The tax character of dividends paid to shareholders during the year ended December 31, 2011 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL JPMorgan International Opportunities Fund	$3,080,527	$—	$3,080,527

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2010 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL JPMorgan International Opportunities Fund	$3,332,789	$—	$3,332,789

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2011, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL JPMorgan International Opportunities Fund	$8,525,727	$(16,110,479)	$(57,585,489)	$(65,170,241)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL JPMorgan International Opportunities Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio

February 24, 2012

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2011, 4.04% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its

23

affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2011. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 19, 2011, and at an “in person” Board of Trustees meeting held October 26, 2011. The Agreements were approved at the Board meeting of October 26, 2011. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2013. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager and Subadvisers.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

24

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2)  The investment performance of the Funds, the Manager and the Subadvisers.  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 26, 2011, the Manager reported that for the three year period ended June 30, 2011, ten Funds were in the top 40%, six were in the middle 20% and five were in the bottom 40%, and for the one year period ended June 30, 2011, nine Funds were in the top 40%, eight were in the middle 20%, and 11 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2011, nine Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40%. At the Board of Trustees meeting held October 26, 2011, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 29 Funds reviewed by the Board of Trustees in the fall of 2011, 24 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2012 for the 29 Funds was as follows: (1) 21 of the Funds had total expense rankings at or below the 50th percentile; (2) three of the Funds were between the 50th and 65th percentiles; (3) for three of the Funds with expense ranks above the 65th percentile, the Manager recommended, and the Board of Trustees approved, temporary management fee waivers effective May 1, 2012, which are expected to reduce such rankings to the 65th percentile or below; (4) for one Fund with an expense rank above the 65th percentile, the Manager expects such Fund to be below the 65th percentile in 2012 because of greater Fund assets; and (5) for one Fund with an expense rank above the 65th percentile, the Manager reported that the peer group makes for poor comparability.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2009 through June 30, 2011. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

25

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2011 were approximately $6.2 billion, and that no single non-money market Fund had assets in excess of $428 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2012, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

26

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc., 2005 to present; EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	42	Argus Group Holdings; Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 54 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	42	Luther College
Roger Gelfenbien, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	42	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, 2012 to present; General Partner of Fairview Capital, L.P., 1994 to present	42	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to present; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002; Consultant to Hartford Insurance Co., 2001	42	None
Peter W. McClean, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	42	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	42	Connecticut Water Service, Inc.

27

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the Fund Complex During Past 5 Years
Robert DeChellis, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	42	None
Brian Muench, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	42	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Allianz Life from April 2011, to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.
Michael Radmer, Age 66 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/04	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007; Vice President, Fund Administration, Columbia Management, July 2002 to December 2005.
Stephen G. Simon , Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

28

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1211 2/12

AZL® JPMorgan U.S. Equity Fund

Annual Report

December 31, 2011

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® JPMorgan U.S. Equity Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® JPMorgan U.S. Equity Fund and J.P. Morgan Investment Management Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2011?

For the year ended December 31, 2011, the AZL® JPMorgan U.S. Equity Fund returned –2.20%. That compared to a 2.11% total return for its benchmark, the S&P 500 Index1.

The year began with a quarter of solid results from U.S. companies, including a 10% year-over-year increase in revenue and the eighth consecutive quarter of better-than-expected earnings. Nevertheless, conflicts in the Middle East pushed oil prices higher, followed by a devastating earthquake and subsequent tsunami in Japan. As a result, the S&P 500 sold off sharply; by the middle of March, the Index was down almost 7% from its February peak.

Attention quickly shifted to the European sovereign debt crisis, with Greece taking center stage in June. Contagion spread to the core of the eurozone, hurting Italian and Spanish bonds. Meanwhile, Standard & Poor’s downgraded U.S. sovereign debt in August, which triggered a market drop. The third quarter of 2011 was the year’s toughest quarter for the U.S. equity markets, as the S&P 500 declined 13.9%. The Index returned –8.7% for the first nine months of the year.

A turn in sentiment led U.S. equity markets to rally sharply in the fourth quarter, allowing the S&P 500 to finish the year in positive territory. Investor confidence improved as economic data supported the perception that the U.S. was not headed toward a recession and European policymakers took bolder actions in their efforts to stave off a sovereign debt crisis.

The Fund lagged its benchmark for the year. In particular, an overweight position in cyclical stocks and an underweight position in defensive stocks, such as real estate investment trusts2, utilities, consumer staples and retail, contributed to the Fund’s underperformance.*

From a stock selection standpoint, the Fund’s relative performance was negatively impacted by an overweight position in a major automaker. In addition, overweight positions in a basic materials producer, and a truck manufacturer in the industrial sector detracted from the Fund’s relative performance.*

The Fund’s performance benefited from stock selection in the information technology sector, notably from an overweight position in a technology innovator and an underweight position in a computer and printer manufacturer. Relative performance was boosted by an overweight position in a shipping and transportation company. Additionally, an overweight position in a drug manufacturer was a top contributor to relative performance for the year.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2011.

[1]

The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. Investors cannot invest directly in an index.

[2]

Investments in the Funds are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk. By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.

1

AZL® JPMorgan U.S. Equity Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek to provide high total return from a portfolio of selected equity securities. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, in large-and medium-capitalization U.S. companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Investments in the Funds are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk. By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2011

	1 Year	3 Year	5 Year	Since Inception (5/3/04)
AZL® JPMorgan U.S. Equity Fund	–2.20%	13.89%	–1.22%	2.78%
S&P 500 Index	2.11%	14.11%	–0.25%	3.66%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio

Gross
AZL® JPMorgan U.S. Equity Fund	1.14%

The above expense ratios are based on the current Fund prospectus dated May 1, 2011. The Manager has voluntarily reduced the management fee to 0.75% on the first $100 million of assets and 0.70% on assets above $100 million. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2013. Additional information pertaining to the December 31, 2011 expense ratios can be found in the financial highlights.

[1]	The hypothetical $10,000 investment for the S&P 500 Index is calculated from April 30, 2004.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), an unmanaged index that is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, which is a measure of the U.S. Stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL JPMorgan U.S. Equity Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL JPMorgan U.S. Equity Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only. Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period** 7/1/11 - 12/31/11

AZL JPMorgan U.S. Equity Fund	$1,000.00	$939.50	$5.23	1.07%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period** 7/1/11 - 12/31/11

AZL JPMorgan U.S. Equity Fund	$1,000.00	$1,019.81	$5.45	1.07%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
**	Excludes expense paid indirectly.

Portfolio Composition

(Unaudited)

Investments	Percent of net assets+
Information Technology	17.8%
Consumer Discretionary	15.2
Health Care	13.7
Energy	12.5
Financials	12.3
Industrials	9.7
Consumer Staples	8.3
Securities Held as Collateral for Securities on Loan	4.1
Materials	3.4
Utilities	3.0
Telecommunication Services	2.8
Unaffiliated Investment Company	0.7
U.S. Treasury Obligation	0.6

Total	104.1%

+	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL JPMorgan U.S. Equity Fund

Schedule of Portfolio Investments

December 31, 2011

Shares		Fair Value

Common Stocks (98.7%):
Aerospace & Defense (2.9%):
62,310	Honeywell International, Inc.	$3,386,548
76,373	United Technologies Corp.	5,582,103

		8,968,651

Auto Components (1.7%):
167,607	Johnson Controls, Inc.	5,239,395

Automobiles (1.2%):
191,110	General Motors Co.*	3,873,800

Beverages (1.8%):
79,136	Coca-Cola Co. (The)	5,537,146

Biotechnology (2.0%):
27,573	Biogen Idec, Inc.*	3,034,408
35,413	Celgene Corp.*	2,393,919
23,800	Vertex Pharmaceuticals, Inc.*	790,398

		6,218,725

Building Products (0.1%):
33,430	Masco Corp.	350,346

Capital Markets (2.5%):
16,527	Ameriprise Financial, Inc.	820,400
29,148	Goldman Sachs Group, Inc. (The)	2,635,854
80,303	Invesco, Ltd.	1,613,287
80,534	Morgan Stanley	1,218,480
12,068	State Street Corp.	486,461
67,469	TD Ameritrade Holding Corp.	1,055,890

		7,830,372

Chemicals (2.2%):
25,731	Air Products & Chemicals, Inc.	2,192,024
54,798	E.I. du Pont de Nemours & Co.	2,508,652
30,766	Georgia Gulf Corp.*^	599,629
21,166	Monsanto Co.	1,483,102

		6,783,407

Commercial Banks (3.2%):
21,657	Huntington Bancshares, Inc.	118,897
35,413	Regions Financial Corp.	152,276
35,954	SunTrust Banks, Inc.	636,386
43,355	U.S. Bancorp	1,172,753
287,670	Wells Fargo & Co.	7,928,185
8,782	Zions Bancorp^	142,971

		10,151,468

Communications Equipment (3.1%):
356,159	Cisco Systems, Inc.	6,439,355
14,759	Juniper Networks, Inc.*	301,231
54,388	QUALCOMM, Inc.	2,975,024

		9,715,610

Computers & Peripherals (5.5%):
36,010	Apple, Inc.*	14,584,050
57,295	EMC Corp.*	1,234,134
1,300	Hewlett-Packard Co.	33,488

Shares		Fair Value

Common Stocks, continued
Computers & Peripherals, continued
26,754	NetApp, Inc.*^	970,368
6,550	SanDisk Corp.*	$322,325

		17,144,365

Construction & Engineering (0.5%):
31,912	Fluor Corp.	1,603,578

Consumer Finance (0.6%):
8,843	American Express Co.	417,125
37,232	Capital One Financial Corp.	1,574,541

		1,991,666

Diversified Financial Services (2.4%):
361,638	Bank of America Corp.	2,010,707
123,266	Citigroup, Inc.	3,243,129
5,620	CME Group, Inc.	1,369,425
7,823	IntercontinentalExchange, Inc.*	943,063

		7,566,324

Diversified Telecommunication Services (2.7%):
114,492	AT&T, Inc.	3,462,238
125,969	Verizon Communications, Inc.	5,053,876

		8,516,114

Electric Utilities (2.0%):
20,163	American Electric Power Co., Inc.	832,934
24,543	Exelon Corp.^	1,064,430
36,273	NextEra Energy, Inc.	2,208,300
29,149	Northeast Utilities	1,051,404
41,244	PPL Corp.	1,213,399

		6,370,467

Electrical Equipment (1.3%):
87,135	Emerson Electric Co.	4,059,620

Energy Equipment & Services (3.7%):
32,506	Baker Hughes, Inc.	1,581,092
9,343	Cameron International Corp.*	459,582
34,455	Halliburton Co.	1,189,042
120,445	Schlumberger, Ltd.	8,227,598

		11,457,314

Food & Staples Retailing (0.6%):
49,291	CVS Caremark Corp.	2,010,087

Food Products (2.6%):
48,980	Campbell Soup Co.^	1,628,095
42,782	General Mills, Inc.	1,728,820
125,849	Kraft Foods, Inc., Class A	4,701,719

		8,058,634

Gas Utilities (0.1%):
8,086	AGL Resources, Inc.^	341,714

Health Care Equipment & Supplies (1.1%):
8,597	Becton, Dickinson & Co.	642,368
60,401	Covidien plc	2,718,649

		3,361,017

continued

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL JPMorgan U.S. Equity Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Health Care Providers & Services (4.2%):
60,676	Cardinal Health, Inc.	$2,464,052
35,044	Express Scripts, Inc.*	1,566,116
34,942	Humana, Inc.	3,061,269
17,133	McKesson, Inc.	1,334,832
89,658	UnitedHealth Group, Inc.	4,543,868

		12,970,137

Hotels, Restaurants & Leisure (2.1%):
81,132	Carnival Corp.	2,648,148
16,703	Darden Restaurants, Inc.^	761,323
21,034	Marriott International, Inc., Class A^	613,562
42,884	Yum! Brands, Inc.	2,530,585

		6,553,618

Household Durables (0.7%):
45,038	D.R. Horton, Inc.^	567,929
15,959	Lennar Corp.^	313,594
1,377	NVR, Inc.*	944,622
16,580	Ryland Group, Inc. (The)^	261,301

		2,087,446

Household Products (2.5%):
15,393	Colgate-Palmolive Co.	1,422,159
96,167	Procter & Gamble Co. (The)	6,415,301

		7,837,460

Industrial Conglomerates (2.1%):
16,683	3M Co.	1,363,502
170,350	General Electric Co.	3,050,968
46,507	Tyco International, Ltd.	2,172,342

		6,586,812

Insurance (3.5%):
25,751	ACE, Ltd.	1,805,660
29,804	Allstate Corp. (The)	816,928
12,139	Axis Capital Holdings, Ltd.	387,963
4,278	Everest Re Group, Ltd.	359,737
4,729	Hartford Financial Services Group, Inc. (The)	76,846
99,527	MetLife, Inc.	3,103,252
51,277	Prudential Financial, Inc.	2,570,003
11,101	RenaissanceRe Holdings, Ltd.	825,581
54,040	XL Group plc	1,068,371

		11,014,341

Internet & Catalog Retail (1.3%):
22,842	Amazon.com, Inc.*	3,953,950

Internet Software & Services (0.8%):
3,666	Google, Inc., Class A*	2,367,869
29,800	Zynga, Inc., Class A*	280,418

		2,648,287

Shares		Fair Value

Common Stocks, continued
IT Services (1.6%):
28,033	Cognizant Technology Solutions Corp., Class A*	$1,802,802
11,054	Genpact, Ltd.*	165,257
5,486	International Business Machines Corp.	1,008,766
5,056	MasterCard, Inc., Class A	1,884,978

		4,861,803

Machinery (0.9%):
78,165	PACCAR, Inc.^	2,928,843

Media (4.5%):
95,123	CBS Corp., Class B	2,581,638
167,832	Comcast Corp., Class A	3,979,297
203,579	Time Warner, Inc.^	7,357,345

		13,918,280

Metals & Mining (1.1%):
91,617	Freeport-McMoRan Copper & Gold, Inc.	3,370,589

Multi-Utilities (0.8%):
18,967	Dominion Resources, Inc.	1,006,768
15,168	DTE Energy Co.	825,898
11,590	PG&E Corp.	477,740
5,568	Sempra Energy	306,240

		2,616,646

Multiline Retail (0.9%):
14,370	Kohl’s Corp.	709,159
41,726	Target Corp.	2,137,206

		2,846,365

Oil, Gas & Consumable Fuels (8.9%):
24,625	Anadarko Petroleum Corp.	1,879,626
7,983	Apache Corp.	723,100
52,935	Chevron Corp.	5,632,284
30,991	ConocoPhillips	2,258,314
5,994	Devon Energy Corp.	371,628
23,718	EOG Resources, Inc.	2,336,460
57,193	Exxon Mobil Corp.	4,847,679
8,782	Hess Corp.	498,818
14,083	Marathon Petroleum Corp.	468,823
80,303	Occidental Petroleum Corp.	7,524,392
20,777	Southwestern Energy Co.*	663,618
14,656	Williams Cos., Inc. (The)	483,941

		27,688,683

Paper & Forest Products (0.2%):
16,417	International Paper Co.	485,943

Pharmaceuticals (6.5%):
21,741	Abbott Laboratories	1,222,496
9,252	Allergan, Inc.	811,771
41,390	Johnson & Johnson Co.	2,714,356

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL JPMorgan U.S. Equity Fund

Schedule of Portfolio Investments continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Pharmaceuticals, continued
291,577	Merck & Co., Inc.	$10,992,453
208,465	Pfizer, Inc.	4,511,183

		20,252,259

Road & Rail (1.8%):
39,200	CSX Corp.	825,552
66,509	Norfolk Southern Corp.	4,845,846

		5,671,398

Semiconductors & Semiconductor Equipment (2.4%):
53,638	Altera Corp.^	1,989,970
29,091	Broadcom Corp., Class A	854,112
41,265	Freescale Semiconductor Holdings I, Ltd.*^	522,002
45,607	Lam Research Corp.*	1,688,371
5,965	Novellus Systems, Inc.*	246,295
66,442	Xilinx, Inc.^	2,130,130

		7,430,880

Software (4.4%):
5,363	Citrix Systems, Inc.*	325,641
307,399	Microsoft Corp.	7,980,078
212,523	Oracle Corp.	5,451,215

		13,756,934

Specialty Retail (1.6%):
2,422	AutoZone, Inc.*	787,077
54,295	Home Depot, Inc.	2,282,562
56,654	Lowe’s Cos., Inc.	1,437,878
9,614	TJX Cos., Inc. (The)	620,584

		5,128,101

Textiles, Apparel & Luxury Goods (1.2%):
24,871	Nike, Inc., Class B	2,396,818
10,391	V.F. Corp.	1,319,554

		3,716,372

Shares or Principal Amount		Fair Value

Common Stocks, continued
Tobacco (0.8%):
31,564	Philip Morris International, Inc.	$2,477,142

Wireless Telecommunication Services (0.1%):
84,581	Sprint Nextel Corp.*	197,919

Total Common Stocks (Cost $277,944,933)		308,150,028

U.S. Treasury Obligation (0.6%):
$1,890,000	U.S. Treasury Note, 0.63%, 6/30/12	1,895,241

Total U.S. Treasury Obligation (Cost $1,894,222)		1,895,241

Securities Held as Collateral for Securities on Loan (4.1%):
12,666,402	Allianz Variable Insurance Products Securities Lending Collateral Trust(a)	12,666,402

Total Securities Held as Collateral for Securities on Loan (Cost $12,666,402)		12,666,402

Unaffiliated Investment Company (0.7%):
2,307,473	Dreyfus Treasury Prime Cash Management, 0.00%(b)	2,307,473

Total Unaffiliated Investment Company (Cost $2,307,473)		2,307,473

Total Investment Securities (Cost $294,813,030)(c) — 104.1%		325,019,144
Net other assets (liabilities) — (4.1)%		(12,742,528)

Net Assets — 100.0%		$312,276,616

Percentages indicated are based on net assets as of December 31, 2011.

*	Non-income producing security

^	This security or a partial position of the security was on loan as of December 31, 2011. The total value of securities on loan as of December 31, 2011 was $12,297,316.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2011.

(b)	The rate represents the effective yield at December 31, 2011.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL JPMorgan U.S. Equity Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Futures Contracts

Cash of $105,000 has been segregated to cover margin requirements for the following open contracts as of December 31, 2011:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)

S&P 500 Index E-Mini March Futures	Long	3/16/12	25	$1,565,750	$12,988

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2011:

Country	Percentage
Bermuda	0.7%
Ireland (Republic of)	1.2
Netherlands	2.5
Panama	0.8
Switzerland	1.2
United States	93.6

100.0%

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL JPMorgan U.S. Equity Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investment securities, at cost	$294,813,030

Investment securities, at value*	$325,019,144
Cash	2,886
Segregated cash for collateral	105,000
Interest and dividends receivable	524,801
Receivable for capital shares issued	15,394
Receivable for expenses paid indirectly	3,530
Receivable for investments sold	50,163
Prepaid expenses	3,679

Total Assets	325,724,597

Liabilities:
Payable for investments purchased	415,032
Payable for capital shares redeemed	57,640
Payable for collateral received on loaned securities	12,666,402
Payable for variation margin on futures contracts	6,000
Manager fees payable	188,416
Administration fees payable	8,968
Distribution fees payable	65,775
Custodian fees payable	5,520
Administrative and compliance services fees payable	2,079
Trustee fees payable	112
Other accrued liabilities	32,037

Total Liabilities	13,447,981

Net Assets	$312,276,616

Net Assets Consist of:
Capital	$469,585,898
Accumulated net investment income/(loss)	2,893,822
Accumulated net realized gains/(losses) from investment transactions	(190,422,206)
Net unrealized appreciation/(depreciation) on investments	30,219,102

Net Assets	$312,276,616

Shares of beneficial interest (unlimited number of shares authorized, no par value)	33,882,484
Net Asset Value (offering and redemption price per share)	$9.22

*	Includes securities on loan of $12,297,316.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income:
Interest	$2,081
Dividends	6,317,328
Income from securities lending	12,684
Foreign withholding tax	(126)

Total Investment Income	6,331,967

Expenses:
Manager fees	2,564,898
Administration fees	124,076
Distribution fees	801,529
Custodian fees	29,044
Administrative and compliance services fees	14,352
Trustee fees	24,230
Professional fees	25,893
Shareholder reports	29,027
Other expenses	12,297

Total expenses before reductions	3,625,346
Less expenses voluntarily waived/reimbursed by the Manager	(177,708)
Less expenses paid indirectly	(8,602)

Net expenses	3,439,036

Net Investment Income/(Loss)	2,892,931

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	15,653,835
Net realized gains/(losses) on futures contracts	(345,336)
Change in unrealized appreciation/depreciation on investments	(26,138,776)

Net Realized/Unrealized Gains/(Losses) on Investments	(10,830,277)

Change in Net Assets Resulting From Operations	$(7,937,346)

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets

	AZL JPMorgan U.S. Equity Fund
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Change in Net Assets:
Operations:
Net investment income/(loss)	$2,892,931	$2,285,200
Net realized gains/(losses) on investment transactions	15,308,499	40,846,333
Change in unrealized appreciation/depreciation on investments	(26,138,776)	(4,678,576)

Change in net assets resulting from operations	(7,937,346)	38,452,957

Dividends to Shareholders:
From net investment income	(2,270,278)	(1,631,644)

Change in net assets resulting from dividends to shareholders	(2,270,278)	(1,631,644)

Capital Transactions:
Proceeds from shares issued	39,275,843	59,588,846
Proceeds from dividends reinvested	2,270,278	1,631,644
Value of shares redeemed	(44,098,405)	(74,116,747)

Change in net assets resulting from capital transactions	(2,552,284)	(12,896,257)

Change in net assets	(12,759,908)	23,925,056
Net Assets:
Beginning of period	325,036,524	301,111,468

End of period	$312,276,616	$325,036,524

Accumulated net investment income/(loss)	$2,893,822	$2,293,632

Share Transactions:
Shares issued	4,143,436	6,875,831
Dividends reinvested	259,164	194,475
Shares redeemed	(4,735,453)	(8,463,723)

Change in shares	(332,853)	(1,393,417)

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL JPMorgan U.S. Equity Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$9.50	$8.46	$6.35	$12.42	$12.68

Investment Activities:
Net Investment Income/(Loss)	0.09	0.07	— (a)	0.10	0.09
Net Realized and Unrealized Gains/(Losses) on Investments	(0.30)	1.02	2.14	(4.51)	0.41

Total from Investment Activities	(0.21)	1.09	2.14	(4.41)	0.50

Dividends to Shareholders From:
Net Investment Income	(0.07)	(0.05)	(0.03)	(0.11)	(0.07)
Net Realized Gains	—	—	—	(1.55)	(0.69)

Total Dividends	(0.07)	(0.05)	(0.03)	(1.66)	(0.76)

Net Asset Value, End of Period	$9.22	$9.50	$8.46	$6.35	$12.42

Total Return(b)	(2.20)%	12.97%	33.71%	(38.68)%	3.80	%(c)
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$312,277	$325,037	$301,111	$63,203	$139,593
Net Investment Income/(Loss)	0.90%	0.79%	0.97%	0.79%	0.72%
Expenses Before Reductions(d)	1.13%	1.13%	1.20%	1.30%	1.25%
Expenses Net of Reductions	1.08%	1.08%	1.15%	1.22%	1.20%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(e)	1.08%	1.08%	1.15%	1.22%	1.20%
Portfolio Turnover Rate	81%	86%	103%	125%	126%

(a)	Represents less than $0.005.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	During the year ended December 31, 2007, OppenheimerFunds, Inc. reimbursed $51,744 to the Fund related to violations of certain investment policies and limitations. The corresponding impact to the total return was 0.04%.

(d)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(e)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL JPMorgan U.S. Equity Fund

Notes to the Financial Statements

December 31, 2011

1.	Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL JPMorgan U.S. Equity Fund (the “Fund”). The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

—	AZL Allianz AGIC Opportunity Fund
—	AZL BlackRock Capital Appreciation Fund
—	AZL Columbia Mid Cap Value Fund
—	AZL Columbia Small Cap Value Fund
—	AZL Davis New York Venture Fund (formerly AZL Davis NY Venture Fund)
—	AZL Dreyfus Equity Growth Fund
—	AZL Eaton Vance Large Cap Value Fund
—	AZL Enhanced Bond Index Fund
—	AZL Franklin Small Cap Value Fund
—	AZL Franklin Templeton Founding Strategy Plus Fund
—	AZL Gateway Fund
—	AZL International Index Fund
—	AZL Invesco Equity and Income Fund (formerly AZL Van Kampen Equity and Income Fund)
—	AZL Invesco Growth and Income Fund (formerly AZL Van Kampen Growth and Income Fund)
—	AZL Invesco International Equity Fund
—	AZL JPMorgan International Opportunities Fund (formerly AZL Morgan Stanley International Equity Fund)
—	AZL JPMorgan U.S. Equity Fund
—	AZL MFS Investors Trust Fund
—	AZL Mid Cap Index Fund
—	AZL Money Market Fund
—	AZL Morgan Stanley Global Real Estate Fund
—	AZL Morgan Stanley Mid Cap Growth Fund
—	AZL NFJ International Value Fund
—	AZL Russell 1000 Growth Index Fund
—	AZL Russell 1000 Value Index Fund
—	AZL S&P 500 Index Fund
—	AZL Schroder Emerging Markets Equity Fund
—	AZL Small Cap Stock Index Fund
—	AZL Turner Quantitative Small Cap Growth Fund

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL JPMorgan U.S. Equity Fund

Notes to the Financial Statements, continued

December 31, 2011

foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL JPMorgan U.S. Equity Fund

Notes to the Financial Statements, continued

December 31, 2011

at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities) and is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Allianz Investment Management LLC (the “Manager”) to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2011 are presented on the Fund’s Schedule of Portfolio Investments (“Schedule”). The average outstanding amount of securities on loan was $12.7 million for the year ended December 31, 2011.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $1,253 during the year ended December 31, 2011. These fees have been netted against Income from Securities Lending on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments that the Fund may utilize, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2011, the Fund did not enter into any forward currency contracts. The Fund may enter into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opended and the value at the time it was closed.

Futures Contracts

During the year ended December 31, 2011, the Fund used futures contracts to provide equity exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures,

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL JPMorgan U.S. Equity Fund

Notes to the Financial Statements, continued

December 31, 2011

interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $1.6 million as of December 31, 2011. The monthly average notional amount for these contracts was $2.7 million for the year ended December 31, 2011.

Summary of Derivative Instruments

The following is a summary of the fair value of derivative instruments as of December 31, 2011:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Contracts	Receivable for variation margin on futures contracts	$12,988	Payable for variation margin on futures contracts	$—

*	For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation Margin on Futures Contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2011:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income

Equity Contracts	Net realized gains/(losses) on futures contracts/change in unrealized appreciation/depreciation on investments	$(345,336)	$(6,946)

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and J.P. Morgan Investment Management Inc. (“JPMIM”), JPMIM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2013.

For the year ended December 31, 2011, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL JPMorgan U.S. Equity Fund	0.80%	1.20%

*	From January 1, 2011 through October 31, 2011, the Manager voluntarily reduced the management fee to 0.75%. Beginning November 1, 2011, the Manager voluntarily reduced the management fee to 0.75% on the first $100 million of assets and 0.70% on assets above $100 million. The Manager reserves the right to increase the management fee to the amount shown in the table.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL JPMorgan U.S. Equity Fund

Notes to the Financial Statements, continued

December 31, 2011

the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2011, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2011, 4,721 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting and a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2011, actual Trustee compensation was $924,000 in total for both Trusts.

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL JPMorgan U.S. Equity Fund

Notes to the Financial Statements, continued

December 31, 2011

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Exchange traded futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2011, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL JPMorgan U.S. Equity Fund

Notes to the Financial Statements, continued

December 31, 2011

The following is a summary of the valuation inputs used as of December 31, 2011 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks+	$308,150,028	$—	$—	$308,150,028
U.S. Treasury Obligation	—	1,895,241	—	1,895,241
Securities Held as Collateral for Securities on Loan	—	12,666,402	—	12,666,402
Unaffiliated Investment Company	2,307,473	—	—	2,307,473

Total Investment Securities	310,457,501	14,561,643	—	325,019,144

Other Financial Instruments:*
Futures Contracts	12,988	—	—	12,988

Total Investments	$310,470,489	$14,561,643	$—	$325,032,132

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts and forward currency contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

The Fund recognizes significant transfers between Level 1 and Level 2 at the reporting period end. There were no significant transfers between Levels 1, 2 or 3 as of December 31, 2011.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Adoption of ASU 2011-04 will have no effect on the Fund’s net assets. At this time, management is evaluating the impact of ASU 2011-04 on the financial statement disclosures.

5.	Security Purchases and Sales

For the year ended December 31, 2011, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL JPMorgan U.S. Equity Fund	$256,320,213	$258,253,370

6.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2011 is $301,991,567. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$41,206,741
Unrealized depreciation	(18,179,164)

Net unrealized appreciation	$23,027,577

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL JPMorgan U.S. Equity Fund

Notes to the Financial Statements, continued

December 31, 2011

As of the end of its tax year ended December 31, 2011, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the table below. Under the provisions of the Regulated Investment Company Modernization Act of 2010, CLCFs that originated in a tax year that began before December 23, 2010 (pre-effective CLCFs) may be carried forward, subject to certain limitations, and applied to offset future capital gains, and thus reduce the amount of distributable capital gains, for up to eight succeeding tax years, after which any unutilized CLCFs expire. Pre-effective CLCFs are applied as short-term capital loss regardless of whether the originating capital loss was short term or long term. CLCFs that originate in tax years beginning after December 22, 2010 (post-effective CLCFs), are applied consistent with the character in which they originated as a new loss on the first day of the immediately succeeding tax year, and thus take precedent over the application of pre-effective CLCFs. Post-effective CLCFs can be carried forward indefinitely.

Pre-effective CLCFs subject to expiration:

	Expires 12/31/2015	Expires 12/31/2016	Expires 12/31/2017
AZL JPMorgan U.S. Equity Fund	$44,161,041	$125,099,162	$13,967,218

During the year ended December 31, 2011, the Fund utilized $15,928,789 in CLCFs to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2011 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL JPMorgan U.S. Equity Fund	$2,270,278	$—	$2,270,278

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2010 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL JPMorgan U.S. Equity Fund	$1,631,644	$—	$1,631,644

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2011, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL JPMorgan U.S. Equity Fund	$2,890,562	$(183,227,421)	$23,027,577	$(157,309,282)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL JPMorgan U.S. Equity Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio

February 24, 2012

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2011, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

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The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2011. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 19, 2011, and at an “in person” Board of Trustees meeting held October 26, 2011. The Agreements were approved at the Board meeting of October 26, 2011. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2013. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager and Subadvisers.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

23

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2)  The investment performance of the Funds, the Manager and the Subadvisers.  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 26, 2011, the Manager reported that for the three year period ended June 30, 2011, ten Funds were in the top 40%, six were in the middle 20% and five were in the bottom 40%, and for the one year period ended June 30, 2011, nine Funds were in the top 40%, eight were in the middle 20%, and 11 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2011, nine Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40%. At the Board of Trustees meeting held October 26, 2011, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 29 Funds reviewed by the Board of Trustees in the fall of 2011, 24 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2012 for the 29 Funds was as follows: (1) 21 of the Funds had total expense rankings at or below the 50th percentile; (2) three of the Funds were between the 50th and 65th percentiles; (3) for three of the Funds with expense ranks above the 65th percentile, the Manager recommended, and the Board of Trustees approved, temporary management fee waivers effective May 1, 2012, which are expected to reduce such rankings to the 65th percentile or below; (4) for one Fund with an expense rank above the 65th percentile, the Manager expects such Fund to be below the 65th percentile in 2012 because of greater Fund assets; and (5) for one Fund with an expense rank above the 65th percentile, the Manager reported that the peer group makes for poor comparability.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

24

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2009 through June 30, 2011. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2011 were approximately $6.2 billion, and that no single non-money market Fund had assets in excess of $428 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2012, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

25

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc., 2005 to present; EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	42	Argus Group Holdings; Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 54 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	42	Luther College
Roger Gelfenbien, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	42	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, 2012 to present; General Partner of Fairview Capital, L.P., 1994 to present	42	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to present; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002; Consultant to Hartford Insurance Co., 2001	42	None
Peter W. McClean, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	42	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	42	Connecticut Water Service, Inc.

26

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the Fund Complex During Past 5 Years
Robert DeChellis, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	42	None
Brian Muench, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	42	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Allianz Life from April 2011, to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.
Michael Radmer, Age 66 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/04	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007; Vice President, Fund Administration, Columbia Management, July 2002 to December 2005.
Stephen G. Simon , Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

27

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1211 2/12

AZL® MFS Investors Trust Fund

Annual Report

December 31, 2011

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MFS Investors Trust Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MFS Investors Trust Fund and Massachusetts Financial Services Company serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2011?

For the year ended December 31, 2011, the AZL® MFS Investors Trust Fund returned –2.22%. That compared to a 2.11% total return for its benchmark, the S&P 500 Index1.

Early in the year, the U.S. Federal Reserve Board responded to weak economic growth by loosening monetary policy. That action boosted market sentiment and drove risk-asset prices markedly higher. However, toward the middle of the year, a weakening macroeconomic backdrop and renewed concerns over the size and scope of the European sovereign debt crisis caused a flight to quality among investors. In the U.S., concerns about sovereign debt default and the long-term sustainability of U.S. fiscal policy resulted in a historic downgrade of U.S. credit. Amidst this turmoil, global equity markets declined sharply, which contributed to the Fund’s negative absolute performance for the year.*

Stock selection in the health care, retail and energy sectors was the largest detractor on performance, relative to the Fund’s benchmark. In particular, holdings of an underperforming medical device maker and an office supply retailer dragged on relative performance.*

During the year, the Fund’s currency exposure, resulting primarily from holdings of foreign denominated securities, was a detractor from relative performance. All of the Subadviser’s investment decisions are driven by the fundamentals of each individual opportunity. As a result, it is common for our portfolios to have different currency exposures than their benchmarks.*

Stock selection in the basic materials and technology sectors was among the largest contributors to relative performance. Within the basic materials sector, a decision to avoid a particular precious metals company that performed poorly benefited the Fund’s performance relative to its benchmark. In the technology sector, the Fund eliminated its exposure to a major computer products and service provider. That helped the Fund’s relative performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2011.
[1]

The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. Investors cannot invest directly in an index.

1

AZL® MFS Investors Trust Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing primarily in equity securities.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Growth based investments can perform differently from the market as a whole and can be more volatile than other types of securities.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2011

	1 Year	3 Year	5 Year	Since Inception (4/29/05)
AZL® MFS Investors Trust Fund	–2.22%	18.12%	1.79%	6.51%
S&P 500 Index	2.11%	14.11%	–0.25%	3.40%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio

Gross
AZL® MFS Investors Trust Fund	1.10%

The above expense ratios are based on the current Fund prospectus dated May 1, 2011. The Manager voluntarily reduced the management fee to 0.75% on the first $100 million of assets and 0.70% on assets above $100 million. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2013. Additional information pertaining to the December 31, 2011 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 (“S&P 500”) Index, which is an unmanaged index that is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL MFS Investors Trust Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MFS Investors Trust Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only.Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period** 7/1/11 - 12/31/11
AZL MFS Investors Trust Fund	$1,000.00	$930.00	$5.16	1.06%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period** 7/1/11 - 12/31/11
AZL MFS Investors Trust Fund	$1,000.00	$1,019.86	$5.40	1.06%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
**	Excludes expense paid indirectly.

Portfolio Composition

(Unaudited)

Investments	Percent of net assets+
Information Technology	19.8%
Financials	13.4
Consumer Discretionary	12.2
Consumer Staples	11.9
Health Care	11.6
Energy	11.0
Industrials	9.9
Securities Held as Collateral for Securities on Loan	6.5
Utilities	3.6
Materials	3.0
Telecommunication Services	2.4
Unaffiliated Investment Company	1.2

Total	106.5%

+	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL MFS Investors Trust Fund

Schedule of Portfolio Investments

December 31, 2011

Shares		Fair Value

Common Stocks (98.8%):
Aerospace & Defense (2.0%):
75,004	United Technologies Corp.	$5,482,042

Air Freight & Logistics (0.3%):
22,043	Expeditors International of Washington, Inc.	902,881

Automobiles (0.5%):
21,985	Bayerische Motoren Werke AG (BMW)	1,469,637

Beverages (3.7%):
131,559	Diageo plc	2,870,182
81,671	Heineken NV	3,769,928
53,684	PepsiCo, Inc.	3,561,934

		10,202,044

Biotechnology (1.2%):
76,269	Gilead Sciences, Inc.*	3,121,690

Building Products (0.8%):
74,110	Owens Corning, Inc.*^	2,128,439

Capital Markets (4.8%):
97,377	Bank of New York Mellon Corp.	1,938,776
19,680	BlackRock, Inc.^	3,507,763
29,923	Franklin Resources, Inc.	2,874,403
34,699	Goldman Sachs Group, Inc. (The)	3,137,831
41,352	State Street Corp.	1,666,899

		13,125,672

Chemicals (3.0%):
35,540	Celanese Corp., Series A	1,573,356
24,106	Linde AG	3,585,699
28,681	Praxair, Inc.	3,065,999

		8,225,054

Commercial Banks (2.2%):
52,595	SunTrust Banks, Inc.	930,931
179,032	Wells Fargo & Co.	4,934,122

		5,865,053

Communications Equipment (1.6%):
237,038	Cisco Systems, Inc.	4,285,647

Computers & Peripherals (5.8%):
25,511	Apple, Inc.*	10,331,955
256,229	EMC Corp.*^	5,519,173

		15,851,128

Construction & Engineering (0.8%):
42,500	Fluor Corp.	2,135,625

Consumer Finance (1.2%):
71,460	American Express Co.	3,370,768

Diversified Financial Services (2.7%):
329,918	Bank of America Corp.	1,834,344
164,050	JPMorgan Chase & Co.	5,454,663

		7,289,007

Shares		Fair Value

Common Stocks, continued
Diversified Telecommunication Services (1.2%):
104,139	AT&T, Inc.	$3,149,163

Electric Utilities (1.7%):
53,649	American Electric Power Co., Inc.	2,216,240
57,120	Exelon Corp.^	2,477,295

		4,693,535

Energy Equipment & Services (3.4%):
51,740	Cameron International Corp.*	2,545,091
58,877	Halliburton Co.	2,031,845
34,961	National-Oilwell Varco, Inc.	2,376,998
33,955	Schlumberger, Ltd.	2,319,466

		9,273,400

Food Products (1.7%):
41,496	Danone SA	2,606,176
47,916	General Mills, Inc.	1,936,286

		4,542,462

Health Care Equipment & Supplies (4.7%):
35,247	Baxter International, Inc.	1,744,022
31,592	Becton, Dickinson & Co.	2,360,554
46,020	Covidien plc	2,071,360
81,585	Medtronic, Inc.	3,120,626
99,612	St. Jude Medical, Inc.	3,416,692

		12,713,254

Health Care Providers & Services (0.5%):
71,960	VCA Antech, Inc.*^	1,421,210

Household Products (4.2%):
26,126	Colgate-Palmolive Co.	2,413,781
94,646	Procter & Gamble Co. (The)	6,313,835
57,096	Reckitt Benckiser Group plc	2,813,049

		11,540,665

Industrial Conglomerates (3.9%):
51,050	3M Co.	4,172,317
137,938	Danaher Corp.^	6,488,604

		10,660,921

Insurance (2.5%):
55,450	ACE, Ltd.	3,888,154
60,630	Aon Corp.	2,837,484

		6,725,638

Internet Software & Services (2.7%):
9,533	Google, Inc., Class A*	6,157,364
35,233	VeriSign, Inc.^	1,258,523

		7,415,887

IT Services (4.1%):
35,545	Accenture plc, Class A	1,892,060
10,600	International Business Machines Corp.	1,949,128
9,200	MasterCard, Inc., Class A^	3,429,944
38,228	Visa, Inc., Class A	3,881,289

		11,152,421

continued

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL MFS Investors Trust Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Life Sciences Tools & Services (0.9%):
56,100	Thermo Fisher Scientific, Inc.*	$2,522,817

Machinery (.8%):
32,950	Stanley Black & Decker, Inc.	2,227,420

		2,227,420

Media (4.4%):
109,990	Comcast Corp., Class A	2,607,863
66,750	Viacom, Inc., Class B	3,031,118
169,467	Walt Disney Co. (The)	6,355,012

		11,993,993

Multi-Utilities (1.8%):
49,212	Alliant Energy Corp.	2,170,742
80,318	Wisconsin Energy Corp.	2,807,917

		4,978,659

Multiline Retail (2.9%):
62,097	Kohl’s Corp.	3,064,487
95,268	Target Corp.	4,879,627

		7,944,114

Oil, Gas & Consumable Fuels (7.6%):
24,370	Apache Corp.	2,207,435
57,641	Chevron Corp.	6,133,002
25,564	EOG Resources, Inc.	2,518,310
46,671	Exxon Mobil Corp.	3,955,834
23,037	Hess Corp.	1,308,502
31,000	Kinder Morgan, Inc.	997,270
37,302	Occidental Petroleum Corp.	3,495,197

		20,615,550

Pharmaceuticals (4.4%):
81,003	Abbott Laboratories	4,554,799
80,739	Johnson & Johnson Co.	5,294,863
50,011	Teva Pharmaceutical Industries, Ltd., Sponsored ADR	2,018,444

		11,868,106

Road & Rail (1.2%):
41,970	Canadian National Railway Co.	3,297,163

Semiconductors & Semiconductor Equipment (2.6%):
35,010	Altera Corp.	1,298,871
31,967	ASML Holding NV, NYS	1,335,901
117,821	Microchip Technology, Inc.^	4,315,783

		6,950,555

Shares or Principal Amount		Fair Value

Common Stocks, continued
Software (3.2%):
42,070	Check Point Software Technologies, Ltd.*^	$2,210,357
254,295	Oracle Corp.	6,522,667

		8,733,024

Specialty Retail (1.8%):
55,060	Hennes & Mauritz AB, B Shares	1,767,681
35,233	Sherwin Williams Co.	3,145,249

		4,912,930

Textiles, Apparel & Luxury Goods (2.5%):
18,044	LVMH Moet Hennessy Louis Vuitton SA	2,541,891
33,458	Nike, Inc., Class B	3,224,347
8,230	V.F. Corp.	1,045,128

		6,811,366

Tobacco (2.3%):
79,184	Philip Morris International, Inc.	6,214,360

Wireless Telecommunication Services (1.2%):
56,034	American Tower Corp.,Class A	3,362,601

Total Common Stocks (Cost $236,782,590)		269,175,901

Securities Held as Collateral for Securities on Loan (6.5%):
$17,686,947	Allianz Variable Insurance Products Securities Lending Collateral Trust(a)	17,686,947

Total Securities Held as Collateral for Securities on Loan (Cost $17,686,947)		17,686,947

Unaffiliated Investment Company (1.2%):
3,299,500	Dreyfus Treasury Prime Cash Management, 0.00%(b)	3,299,500

Total Unaffiliated Investment Company (Cost $3,299,500)		3,299,500

Total Investment Securities (Cost $257,769,037)(c) — 106.5%		290,162,348
Net other assets (liabilities) — (6.5)%		(17,826,775)

Net Assets — 100.0%		$272,335,573

Percentages indicated are based on net assets as of December 31, 2011.

ADR—American Depositary Receipt

NYS—New York Shares

*	Non-income producing security

^	This security or a partial position of the security was on loan as of December 31, 2011. The total value of securities on loan as of December 31, 2011 was $17,184,356.

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL MFS Investors Trust Fund

Schedule of Portfolio Investments, continued

December 31, 2011

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2011.

(b)	The rate represents the effective yield at December 31, 2011.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2011:

Country	Percentage
Canada	1.1%
France	1.8
Germany	1.7
Ireland (Republic of)	1.4
Israel	1.5
Netherlands	2.6
Sweden	0.6
Switzerland	1.3
United Kingdom	2.0
United States	86.0

100.0%

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL MFS Investors Trust Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investment securities, at cost	$257,769,037

Investment securities, at value*	$290,162,348
Cash	11,350
Interest and dividends receivable	313,441
Foreign currency, at value (cost $2,042)	2,042
Receivable for capital shares issued	5,650
Reclaims receivable	70,571
Prepaid expenses	3,289

Total Assets	290,568,691

Liabilities:
Payable for capital shares redeemed	269,369
Payable for collateral received on loaned securities	17,686,947
Manager fees payable	165,549
Administration fees payable	8,549
Distribution fees payable	57,608
Custodian fees payable	5,035
Administrative and compliance services fees payable	2,281
Trustee fees payable	123
Other accrued liabilities	37,657

Total Liabilities	18,233,118

Net Assets	$272,335,573

Net Assets Consist of:
Capital	$269,592,186
Accumulated net investment income/(loss)	2,217,530
Accumulated net realized gains/(losses) from investment transactions	(31,871,951)
Net unrealized appreciation/(depreciation) on investments	32,397,808

Net Assets	$272,335,573

Shares of beneficial interest (unlimited number of shares authorized, no par value)	19,745,692
Net Asset Value (offering and redemption price per share)	$13.79

*	Includes securities on loan of $17,184,356.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income:
Dividends	$5,447,109
Income from securities lending	56,558
Foreign withholding tax	(26,885)

Total Investment Income	5,476,782

Expenses:
Manager fees	2,230,338
Administration fees	121,786
Distribution fees	743,446
Custodian fees	28,417
Administrative and compliance services fees	13,680
Trustee fees	23,067
Professional fees	24,477
Shareholder reports	30,887
Other expenses	10,741

Total expenses before reductions	3,226,839
Less expenses voluntarily waived/reimbursed by the Manager	(98,692)
Less expenses paid indirectly	(15,235)

Net expenses	3,112,912

Net Investment Income/(Loss)	2,363,870

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	5,784,058
Net realized gains/(losses) on forward currency contracts	46,457
Change in unrealized appreciation/depreciation on investments	(14,699,890)

Net Realized/Unrealized Gains/(Losses) on Investments	(8,869,375)

Change in Net Assets Resulting From Operations	$(6,505,505)

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets

	AZL MFS Investors Trust Fund
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Change in Net Assets:
Operations:
Net investment income/(loss)	$2,363,870	$1,912,934
Net realized gains/(losses) on investment transactions	5,830,515	8,619,606
Change in unrealized appreciation/depreciation on investments	(14,699,890)	21,620,188

Change in net assets resulting from operations	(6,505,505)	32,152,728

Dividends to Shareholders:
From net investment income	(1,849,218)	(406,267)

Change in net assets resulting from dividends to shareholders	(1,849,218)	(406,267)

Capital Transactions:
Proceeds from shares issued	18,224,473	30,610,308
Proceeds from dividends reinvested	1,849,218	406,267
Value of shares redeemed	(53,979,011)	(102,789,053)

Change in net assets resulting from capital transactions	(33,905,320)	(71,772,478)

Change in net assets	(42,260,043)	(40,026,017)
Net Assets:
Beginning of period	314,595,616	354,621,633

End of period	$272,335,573	$314,595,616

Accumulated net investment income/(loss)	$2,217,530	$1,891,142

Share Transactions:
Shares issued	1,285,826	2,349,721
Dividends reinvested	139,669	31,990
Shares redeemed	(3,837,635)	(7,897,252)

Change in shares	(2,412,140)	(5,515,541)

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL MFS Investors Trust Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2011	2010		2009	2008	2007
Net Asset Value, Beginning of Period	$14.20	$12.81		$8.44	$14.85	$13.92

Investment Activities:
Net Investment Income/(Loss)	0.12	0.10		0.02	— (a)	0.02
Net Realized and Unrealized Gains/(Losses) on Investments	(0.44)	1.31		4.35	(5.77)	1.45

Total from Investment Activities	(0.32)	1.41		4.37	(5.77)	1.47

Dividends to Shareholders From:
Net Investment Income	(0.09)	(0.02)		— (a)	(0.01)	(0.03)
Net Realized Gains	—	—		—	(0.63)	(0.51)

Total Dividends	(0.09)	(0.02)		— (a)	(0.64)	(0.54)

Net Asset Value, End of Period	$13.79	$14.20		$12.81	$8.44	$14.85

Total Return(b)	(2.22)%	11.01%		51.80%	(40.11)%	10.73%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$272,336	$314,596		$354,622	$272,746	$383,239
Net Investment Income/(Loss)	0.79%	0.62%		0.15%	0.02%	0.11%
Expenses Before Reductions(c)	1.09%	1.10%		1.10%	1.11%	1.12%
Expenses Net of Reductions	1.05%	1.06%		1.04%	1.03%	1.04%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)	1.05%	1.06%		1.07%	1.08%	1.07%
Portfolio Turnover Rate	22%	21	%(e)	193%	144%	120%

(a)	Represents less than $0.005.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(e)	Effective October 26, 2009, the Subadviser changed from Jennison Associates LLC to Massachusettes FinancialServices Company (“MFS”). Implementation of MFS’ investment strategy has contributed to a lower portfolio turnover rate for the year ended December 31, 2010 as compared to prior years.

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL MFS Investors Trust Fund

Notes to the Financial Statements

December 31, 2011

1.	Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL MFS Investors Trust Fund (the “Fund”). The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

—	AZL Allianz AGIC Opportunity Fund
—	AZL BlackRock Capital Appreciation Fund
—	AZL Columbia Mid Cap Value Fund
—	AZL Columbia Small Cap Value Fund
—	AZL Davis New York Venture Fund (formerly AZL Davis NY Venture Fund)
—	AZL Dreyfus Equity Growth Fund
—	AZL Eaton Vance Large Cap Value Fund
—	AZL Enhanced Bond Index Fund
—	AZL Franklin Small Cap Value Fund
—	AZL Franklin Templeton Founding Strategy Plus Fund
—	AZL Gateway Fund
—	AZL International Index Fund
—	AZL Invesco Equity and Income Fund (formerly AZL Van Kampen Equity and Income Fund)
—	AZL Invesco Growth and Income Fund (formerly AZL Van Kampen Growth and Income Fund)
—	AZL Invesco International Equity Fund
—	AZL JPMorgan International Opportunities Fund (formerly AZL Morgan Stanley International Equity Fund)
—	AZL JPMorgan U.S. Equity Fund
—	AZL MFS Investors Trust Fund
—	AZL Mid Cap Index Fund
—	AZL Money Market Fund
—	AZL Morgan Stanley Global Real Estate Fund
—	AZL Morgan Stanley Mid Cap Growth Fund
—	AZL NFJ International Value Fund
—	AZL Russell 1000 Growth Index Fund
—	AZL Russell 1000 Value Index Fund
—	AZL S&P 500 Index Fund
—	AZL Schroder Emerging Markets Equity Fund
—	AZL Small Cap Stock Index Fund
—	AZL Turner Quantitative Small Cap Growth Fund

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL MFS Investors Trust Fund

Notes to the Financial Statements, continued

December 31, 2011

foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL MFS Investors Trust Fund

Notes to the Financial Statements, continued

December 31, 2011

least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities) and is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Allianz Investment Management LLC (the “Manager”) to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2011 are presented on the Fund’s Schedule of Portfolio Investments (“Schedule”). The average outstanding amount of securities on loan was $14.1 million for the year ended December 31, 2011.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $5,599 during the year ended December 31, 2011. These fees have been netted against Income from Securities Lending on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments that the Fund may utilize, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2011, the Fund entered into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. As of December 31, 2011 the Fund did not hold any forward currency contracts. During the year ended December 31, 2011, the Fund had limited activity in these transactions.

Futures Contracts

During the year ended December 31, 2011, the Fund did not enter into any futures contracts. The Fund may enter into futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL MFS Investors Trust Fund

Notes to the Financial Statements, continued

December 31, 2011

Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Summary of Derivative Instruments

There were no open derivative positions as of December 31, 2011.

The following is a summary of the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2011:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/ (Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income
Foreign Exchange Contracts	Net realized gains/(losses) on forward currency contracts/ change in unrealized appreciation/depreciation on investments	$46,457	$199

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement between the Manager and Massachusetts Financial Services Company (“MFS”), MFS provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2013.

For the year ended December 31, 2011, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL MFS Investors Trust Fund	0.75%	1.20%

*	The Manager voluntarily reduced the management fee to 0.70% on assets above $100 million. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2011, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL MFS Investors Trust Fund

Notes to the Financial Statements, continued

December 31, 2011

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2011, $4,418 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting and a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2011, actual Trustee compensation was $924,000 in total for both Trusts.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL MFS Investors Trust Fund

Notes to the Financial Statements, continued

December 31, 2011

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Exchange traded futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2011, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL MFS Investors Trust Fund

Notes to the Financial Statements, continued

December 31, 2011

The following is a summary of the valuation inputs used as of December 31, 2011 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks:
Automobiles	$—	$1,469,637	$—	$1,469,637
Beverages	3,561,934	6,640,110	—	10,202,044
Chemicals	4,639,355	3,585,699	—	8,225,054
Food Products	1,936,286	2,606,176	—	4,542,462
Household Products	8,727,616	2,813,049	—	11,540,665
Specialty Retail	3,145,249	1,767,681	—	4,912,930
Textiles, Apparel and Luxury Goods	4,269,475	2,541,891	—	6,811,366
All Other Common Stocks+	221,471,743	—	—	221,471,743
Securities Held as Collateral for Securities on Loan	—	17,686,947	—	17,686,947
Unaffiliated Investment Company	3,299,500	—	—	3,299,500

Total Investment Securities	$251,051,158	$39,111,190	$—	$290,162,348

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

The Fund recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1, 2 or 3 as of December 31, 2011.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Adoption of ASU 2011-04 will have no effect on the Fund’s net assets. At this time, management is evaluating the impact of ASU 2011-04 on the financial statement disclosures.

5.	Security Purchases and Sales

For the year ended December 31, 2011, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MFS Investors Trust Fund	$64,004,235	$97,014,958

6.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2011 is $258,696,565. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$44,448,565
Unrealized depreciation	(12,982,782)

Net unrealized appreciation	$31,465,783

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL MFS Investors Trust Fund

Notes to the Financial Statements, continued

December 31, 2011

As of the end of its tax year ended December 31, 2011, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the table below. Under the provisions of the Regulated Investment Company Modernization Act of 2010, CLCFs that originated in a tax year that began before December 23, 2010 (pre-effective CLCFs) may be carried forward, subject to certain limitations, and applied to offset future capital gains, and thus reduce the amount of distributable capital gains, for up to eight succeeding tax years, after which any unutilized CLCFs expire. Pre-effective CLCFs are applied as short-term capital loss regardless of whether the originating capital loss was short term or long term. CLCFs that originate in tax years beginning after December 22, 2010 (post-effective CLCFs), are applied consistent with the character in which they originated as a new loss on the first day of the immediately succeeding tax year, and thus take precedent over the application of pre-effective CLCFs. Post-effective CLCFs can be carried forward indefinitely.

Pre-effective CLCFs subject to expiration:

	Expires 12/31/2016	Expires 12/31/2017
AZL MFS Investors Trust Fund	$18,063,308	$12,881,114

During the year ended December 31, 2011, the Fund utilized $5,800,722 in CLCFs to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2011 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MFS Investors Trust Fund	$1,849,218	$—	$1,849,218

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2010 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MFS Investors Trust Fund	$406,267	$—	$406,267

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2011, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL MFS Investors Trust Fund	$2,217,529	$(30,944,422)	$31,470,280	$2,743,387

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL MFS Investors Trust Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio

February 24, 2012

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2011, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser

21

may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2011. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 19, 2011, and at an “in person” Board of Trustees meeting held October 26, 2011. The Agreements were approved at the Board meeting of October 26, 2011. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2013. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager and Subadvisers.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

22

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2)  The investment performance of the Funds, the Manager and the Subadvisers.  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 26, 2011, the Manager reported that for the three year period ended June 30, 2011, ten Funds were in the top 40%, six were in the middle 20% and five were in the bottom 40%, and for the one year period ended June 30, 2011, nine Funds were in the top 40%, eight were in the middle 20%, and 11 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2011, nine Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40%. At the Board of Trustees meeting held October 26, 2011, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 29 Funds reviewed by the Board of Trustees in the fall of 2011, 24 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2012 for the 29 Funds was as follows: (1) 21 of the Funds had total expense rankings at or below the 50th percentile; (2) three of the Funds were between the 50th and 65th percentiles; (3) for three of the Funds with expense ranks above the 65th percentile, the Manager recommended, and the Board of Trustees approved, temporary management fee waivers effective May 1, 2012, which are expected to reduce such rankings to the 65th percentile or below; (4) for one Fund with an expense rank above the 65th percentile, the Manager expects such Fund to be below the 65th percentile in 2012 because of greater Fund assets; and (5) for one Fund with an expense rank above the 65th percentile, the Manager reported that the peer group makes for poor comparability.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2009 through June 30, 2011. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

23

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2011 were approximately $6.2 billion, and that no single non-money market Fund had assets in excess of $428 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2012, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

24

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc., 2005 to present; EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years.	42	Argus Group Holdings; Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 54 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003.	42	Luther College
Roger Gelfenbien, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999.	42	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, 2012 to present; General Partner of Fairview Capital, L.P., 1994 to present	42	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to present; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	42	None
Peter W. McClean, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001.	42	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999.	42	Connecticut Water Service, Inc.

25

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the Fund Complex During Past 5 Years
Robert DeChellis, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	42	None
Brian Muench, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	42	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Allianz Life from April 2011, to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.
Michael Radmer, Age 66 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/04	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007; Vice President, Fund Administration, Columbia Management, July 2002 to December 2005.
Stephen G. Simon, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

26

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1211 2/12

AZL® Mid Cap Index Fund

Annual Report

December 31, 2011

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Mid Cap Index Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Mid Cap Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2011?

For the year ended December 31, 2011, the AZL® Mid Cap Index Fund returned –2.32%, which compared to a –1.73% total return for its benchmark, the S&P MidCap 400 Index1.

The Fund attempts to replicate the performance of the S&P 400 index of mid-cap U.S. stocks. U.S. equities delivered paltry rewards for the extreme volatility investors endured in 2011. Political turmoil, natural disasters and, above all, global debt problems led to market activity during the year that was characterized by a tug-of-war between assets perceived as high risk and those perceived as low risk.

Stocks moved unevenly higher early in the year despite political upheaval spreading across the Middle East and North Africa regions and a sharp rise in oil and other commodity prices. March brought devastating natural disasters in Japan, resulting in global supply chain disruptions. However, equity markets were remarkably resilient as the global economic recovery appeared to be on track and investors gradually increased their appetite for risk. After peaking in late April, equities were met with a sharp reversal when the heightened possibility of Greece defaulting on its debt rekindled fears about the potential impact of the sovereign debt crisis spreading in Europe.

In the United States, a prolonged debt ceiling debate revealed the ineffectiveness of the nation’s policymakers and ultimately led to Standard & Poor’s decision to downgrade the U.S. government’s credit rating in early August. This announcement spurred one of the most volatile periods in trading history. Stock markets across the world whipsawed on hopes and fears driven by news flow. Equities swooned as debt problems in Europe spread to Italy and Spain, and global economic indicators grew increasingly bleak.

U.S. stocks staged a strong rebound in October as the domestic labor market improved and corporate profits continued to beat analyst expectations. Encouraging news from Europe also contributed to the rally. After months of deliberation, European leaders agreed upon a new plan to reduce Greece’s debt burden, recapitalize the region’s banks, and increase the size of the euro-zone bailout fund. However, a lack of definitive details about the rescue plan soon raised doubts among investors and thwarted the rally at the end of October. In November, political instability in Greece and Italy fueled uncertainty as to whether Europe’s leaders would be able to contain the crisis. In the United States, bickering lawmakers failed to reach an agreement on reducing the U.S. budget deficit, further undermining investors’ confidence in policymakers on both sides of the Atlantic. Market volatility softened in December with the support of global central bank actions and continued improvement in economic data.

U.S. stocks outperformed most international markets during the year due to their relative safety in a time of heightened uncertainty overseas. Dividend-paying stocks performed particularly well as investors sought yield in a low-interest rate environment.

Among sectors in the benchmark, consumer staples and utilities performed strongest in 2011. Information technology and telecommunications experienced the largest losses among sectors in the Fund’s benchmark. Financials, which were battered by the world’s debt problems, also performed poorly. The more cyclical materials and industrials sectors also declined amid heightened uncertainty about the global economy.

The underperformance of the Fund compared to its benchmark was the result of Fund expenses that are not incurred by the benchmark.

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2011.

[1]

The Standard & Poor’s MidCap 400 Index (“S&P 400”) is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition. Investors cannot invest directly in an index.

1

AZL® Mid Cap Index Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek to match the performance of the Standard & Poor’s MidCap 400 Index (“S&P 400”) as closely as possible. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in a statistically selected sampling of equity securities of companies included in the S&P 400 Index and in derivative instruments linked to the S&P 400 Index, primarily futures contracts.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance. In addition, factors such as Fund expenses, selection of a representative portfolio, changes in the composition of the Index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the Index and the Fund’s performance.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2011

	1 Year	Since Inception (5/1/09)
AZL® Mid Cap Index Fund	–2.32%	19.09%
S&P MidCap 400 Index	–1.73%	20.29%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio

Gross
AZL® Mid Cap Index Fund	0.62%

The above expense ratios are based on the current Fund prospectus dated May 1, 2011. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.71% through April 30, 2013. Additional information pertaining to the December 31, 2011 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s MidCap 400 Index (“S&P 400”), which is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Mid Cap Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Mid Cap Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only.Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period** 7/1/11 - 12/31/11
AZL Mid Cap Index Fund	$1,000.00	$902.60	$2.97	0.62%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period** 7/1/11 - 12/31/11
AZL Mid Cap Index Fund	$1,000.00	$1,022.08	$3.16	0.62%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
**	Excludes expense paid indirectly.

Portfolio Composition

(Unaudited)

Investments	Percent of net assets+
Financials	20.0%
Industrials	15.8
Information Technology	14.7
Consumer Discretionary	12.6
Health Care	9.8
Securities Held as Collateral for Securities on Loan	8.4
Materials	6.6
Energy	6.4
Utilities	6.2
Consumer Staples	4.3
Unaffiliated Investment Company	2.5
Telecommunication Services	0.5

Total	107.8%

+	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2011

Shares		Fair Value

Common Stocks (96.9%):
Aerospace & Defense (1.1%):
6,375	Alliant Techsystems, Inc.	$364,395
19,957	BE Aerospace, Inc.*	772,536
5,923	Esterline Technologies Corp.*	331,510
35,715	Exelis, Inc.	323,221
8,356	Triumph Group, Inc.	488,408

		2,280,070

Air Freight & Logistics (0.1%):
19,954	UTI Worldwide, Inc.	265,189

Airlines (0.3%):
6,872	Alaska Air Group, Inc.*	516,019
39,537	JetBlue Airways Corp.*	205,592

		721,611

Auto Components (0.4%):
27,761	Gentex Corp.	821,448

Automobiles (0.1%):
8,489	Thor Industries, Inc.^	232,853

Beverages (0.6%):
14,659	Hansen Natural Corp.*	1,350,680

Biotechnology (1.3%):
14,705	Regeneron Pharmaceuticals, Inc.*^	815,098
10,046	United Therapeutics Corp.*	474,673
40,356	Vertex Pharmaceuticals, Inc.*	1,340,223

		2,629,994

Building Products (0.4%):
30,159	Fortune Brands Home & Security, Inc.*	513,608
9,978	Lennox International, Inc.	336,757

		850,365

Capital Markets (2.0%):
10,315	Affiliated Managers Group, Inc.*	989,724
38,127	Apollo Investment Corp.	245,538
22,217	Eaton Vance Corp.^	525,210
5,593	Greenhill & Co., Inc.^	203,417
36,378	Janus Capital Group, Inc.	229,545
28,210	Jefferies Group, Inc.	387,888
19,750	Raymond James Financial, Inc.	611,460
28,367	SEI Investments Co.	492,168
16,507	Waddell & Reed Financial, Inc., Class A	408,878

		4,093,828

Chemicals (2.8%):
17,175	Albemarle Corp.	884,684
15,113	Ashland, Inc.	863,859
12,365	Cabot Corp.	397,411
9,595	Cytec Industries, Inc.	428,417
10,243	Intrepid Potash, Inc.*	231,799

Shares		Fair Value

Common Stocks, continued
Chemicals, continued
3,417	Minerals Technologies, Inc.	$193,163
2,049	NewMarket Corp.^	405,927
15,511	Olin Corp.	304,791
25,355	RPM International, Inc.	622,465
8,374	Scotts Miracle-Gro Co. (The), Class A^	390,982
9,691	Sensient Technologies Corp.	367,289
18,084	Valspar Corp. (The)	704,734

		5,795,521

Commercial Banks (3.7%):
33,573	Associated Banc-Corp.	375,010
14,463	BancorpSouth, Inc.^	159,382
8,989	Bank of Hawaii Corp.^	399,921
15,218	Cathay General Bancorp	227,205
9,057	City National Corp.^	400,138
15,314	Commerce Bancshares, Inc.	583,770
11,851	Cullen/Frost Bankers, Inc.^	627,036
28,841	East West Bancorp, Inc.	569,610
21,138	FirstMerit Corp.	319,818
38,701	Fulton Financial Corp.	379,657
16,390	Hancock Holding Co.	523,988
10,284	International Bancshares Corp.	188,557
9,074	Prosperity Bancshares, Inc.^	366,136
8,934	Signature Bank*	535,951
8,387	SVB Financial Group*	399,976
144,360	Synovus Financial Corp.^	203,548
30,507	TCF Financial Corp.^	314,832
12,407	Trustmark Corp.^	301,366
36,217	Valley National Bancorp^	448,004
14,222	Webster Financial Corp.	289,987
5,531	Westamerica Bancorp^	242,811

		7,856,703

Commercial Services & Supplies (1.7%):
9,062	Brink’s Co. (The)	243,586
9,138	Clean Harbors, Inc.*^	582,365
10,322	Copart, Inc.*	494,321
19,254	Corrections Corp. of America*	392,204
9,833	Deluxe Corp.^	223,799
11,267	Herman Miller, Inc.	207,876
8,674	HNI Corp.	226,391
5,955	Mine Safety Appliances Co.^	197,230
12,455	Rollins, Inc.	276,750
21,645	Waste Connections, Inc.	717,315

		3,561,837

Communications Equipment (1.2%):
12,317	ADTRAN, Inc.	371,481
18,746	Ciena Corp.*^	226,827
8,418	Plantronics, Inc.	300,018
34,275	Polycom, Inc.*	558,682

continued

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Mid Cap Index Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Communications Equipment, continued
29,995	Riverbed Technology, Inc.*	$704,882
69,361	Tellabs, Inc.	280,218

		2,442,108

Computers & Peripherals (0.6%):
12,120	Diebold, Inc.	364,448
30,456	NCR Corp.*	501,306
19,469	QLogic Corp.*	292,035

		1,157,789

Construction & Engineering (1.1%):
22,321	Aecom Technology Corp.*	459,143
6,733	Granite Construction, Inc.	159,707
28,803	KBR, Inc.	802,740
12,607	Shaw Group, Inc.*	339,128
15,405	URS Corp.*	541,023

		2,301,741

Construction Materials (0.3%):
8,842	Martin Marietta Materials, Inc.^	666,775

Containers & Packaging (1.9%):
12,784	AptarGroup, Inc.	666,941
5,953	Greif, Inc., Class A	271,159
18,916	Packaging Corp. of America	477,440
13,644	Rock-Tenn Co., Class A	787,259
9,590	Silgan Holdings, Inc.	370,558
19,346	Sonoco Products Co.	637,644
21,241	Temple-Inland, Inc.	673,552

		3,884,553

Distributors (0.6%):
28,361	LKQ Corp.*	853,099
5,492	Watsco, Inc.^	360,605

		1,213,704

Diversified Consumer Services (0.8%):
3,953	ITT Educational Services, Inc.*^	224,886
5,503	Matthews International Corp., Class A	172,959
11,168	Regis Corp.	184,830
44,116	Service Corp. International	469,836
13,071	Sotheby’s	372,916
2,249	Strayer Education, Inc.^	218,580

		1,644,007

Diversified Financial Services (0.4%):
23,329	MSCI, Inc., Class A*	768,224

Diversified Telecommunication Services (0.3%):
28,900	TW Telecom, Inc.*	560,082

Electric Utilities (1.9%):
11,739	Cleco Corp.	447,256
26,255	Great Plains Energy, Inc.	571,834
18,571	Hawaiian Electric Industries, Inc.	491,760
9,630	IDACORP, Inc.	408,408

Shares		Fair Value

Common Stocks, continued
Electric Utilities, continued
17,947	ITT Corp.	$346,915
45,665	NV Energy, Inc.	746,623
15,413	PNM Resources, Inc.	280,979
22,705	Westar Energy, Inc.	653,450

		3,947,225

Electrical Equipment (2.0%):
8,139	Acuity Brands, Inc.^	431,367
30,979	AMETEK, Inc.	1,304,216
10,133	General Cable Corp.*	253,426
11,404	Hubbell, Inc., Class B	762,471
8,034	Regal-Beloit Corp.^	409,493
10,071	Thomas & Betts Corp.*	549,877
11,599	Woodward, Inc.	474,747

		4,185,597

Electronic Equipment, Instruments & Components (2.2%):
21,620	Arrow Electronics, Inc.*	808,804
28,708	Avnet, Inc.*	892,532
29,682	Ingram Micro, Inc., Class A*	539,915
7,906	Itron, Inc.*	282,798
17,938	National Instruments Corp.	465,491
7,986	Tech Data Corp.*	394,588
23,860	Trimble Navigation, Ltd.*	1,035,524
30,414	Vishay Intertechnology, Inc.*	273,422

		4,693,074

Energy Equipment & Services (2.9%):
10,935	Atwood Oceanics, Inc.*	435,104
3,845	CARBO Ceramics, Inc.	474,204
14,559	Dresser-Rand Group, Inc.*	726,640
6,669	Dril-Quip, Inc.*	438,953
20,408	Helix Energy Solutions Group, Inc.*^	322,446
20,904	Oceaneering International, Inc.	964,301
9,913	Oil States International, Inc.*	757,056
29,862	Patterson-UTI Energy, Inc.	596,643
15,453	Superior Energy Services, Inc.*	439,483
10,042	Tidewater, Inc.	495,071
8,013	Unit Corp.*	371,803

		6,021,704

Food & Staples Retailing (0.2%):
9,536	Ruddick Corp.	406,615

Food Products (2.1%):
14,665	Corn Products International, Inc.	771,232
21,836	Flowers Foods, Inc.	414,447
25,150	Green Mountain Coffee Roasters, Inc.*^	1,127,978
3,850	Lancaster Colony Corp.	266,959
10,668	Ralcorp Holdings, Inc.*	912,114

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Mid Cap Index Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Food Products, continued
31,604	Smithfield Foods, Inc.*	$767,345
4,807	Tootsie Roll Industries, Inc.^	113,782

		4,373,857

Gas Utilities (1.9%):
17,485	Atmos Energy Corp.	583,125
13,950	Energen Corp.	697,500
16,030	National Fuel Gas Co.	890,948
34,362	Questar Corp.+	682,429
22,371	UGI Corp.	657,707
9,951	WGL Holdings, Inc.^	440,033

		3,951,742

Health Care Equipment & Supplies (2.6%):
9,236	Cooper Cos., Inc. (The)	651,323
9,000	Gen-Probe, Inc.*	532,080
11,941	Hill-Rom Holdings, Inc.	402,292
50,911	Hologic, Inc.*	891,452
10,865	IDEXX Laboratories, Inc.*^	836,170
11,610	Masimo Corp.*^	216,933
28,461	ResMed, Inc.*	722,909
11,216	STERIS Corp.	334,461
7,879	Teleflex, Inc.	482,904
11,596	Thoratec Corp.*	389,162

		5,459,686

Health Care Providers & Services (3.8%):
9,256	AMERIGROUP Corp.*	546,844
9,680	Catalyst Health Solutions, Inc.*	503,360
17,526	Community Health Systems, Inc.*	305,829
49,167	Health Management Associates, Inc., Class A*	362,361
16,054	Health Net, Inc.*	488,363
17,484	Henry Schein, Inc.*	1,126,494
16,485	HMS Holdings Corp.*	527,190
9,318	LifePoint Hospitals, Inc.*	346,164
17,133	Lincare Holdings, Inc.	440,489
9,464	MEDNAX, Inc.*	681,503
22,124	Omnicare, Inc.^	762,172
12,273	Owens & Minor, Inc.^	341,067
18,679	Universal Health Services, Inc., Class B	725,866
16,776	VCA Antech, Inc.*	331,326
8,281	WellCare Health Plans, Inc.*	434,752

		7,923,780

Health Care Technology (0.3%):
36,729	Allscripts Healthcare Solutions, Inc.*	695,647

Hotels, Restaurants & Leisure (1.5%):
8,387	Bally Technologies, Inc.*	331,790
5,691	Bob Evans Farms, Inc.	190,876

Shares		Fair Value

Common Stocks, continued
Hotels, Restaurants & Leisure, continued
15,575	Brinker International, Inc.	$416,787
10,563	Cheesecake Factory, Inc. (The)*^	310,024
5,479	International Speedway Corp., Class A	138,892
8,193	Life Time Fitness, Inc.*^	383,023
5,736	Panera Bread Co., Class A*	811,357
10,971	Scientific Games Corp.*	106,419
57,225	Wendy’s Co. (The)	306,726
10,984	WMS Industries, Inc.*	225,392

		3,221,286

Household Durables (1.4%):
7,720	American Greetings Corp., Class A	96,577
13,971	KB Home^	93,885
6,944	M.D.C. Holdings, Inc.^	122,423
11,044	Mohawk Industries, Inc.*	660,983
963	NVR, Inc.*	660,618
28,459	Toll Brothers, Inc.*	581,133
11,099	Tupperware Brands Corp.	621,211

		2,836,830

Household Products (1.3%):
14,613	Aaron’s, Inc.	389,875
27,679	Church & Dwight Co., Inc.	1,266,591
12,945	Energizer Holdings, Inc.*	1,002,978

		2,659,444

Industrial Conglomerates (0.2%):
11,809	Carlisle Cos., Inc.	523,139

Insurance (4.3%):
14,901	American Financial Group, Inc.	549,698
21,935	Arthur J. Gallagher & Co.	733,506
13,661	Aspen Insurance Holdings, Ltd.	362,017
22,472	Brown & Brown, Inc.	508,541
20,607	CoreLogic, Inc.*	266,449
10,392	Everest Re Group, Ltd.	873,863
42,409	Fidelity National Financial, Inc., Class A	675,575
20,491	First American Financial Corp.	259,621
8,682	Hanover Insurance Group, Inc. (The)	303,436
22,027	HCC Insurance Holdings, Inc.	605,743
9,710	Kemper Corp.	283,629
6,485	Mercury General Corp.	295,846
49,443	Old Republic International Corp.^	458,337
16,024	Protective Life Corp.	361,501
14,177	Reinsurance Group of America, Inc.	740,748
8,550	StanCorp Financial Group, Inc.^	314,213

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Mid Cap Index Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Insurance, continued
11,115	Transatlantic Holdings, Inc.	$608,324
21,488	W.R. Berkley Corp.	738,972

		8,940,019

Internet & Catalog Retail (0.1%):
7,797	HSN, Inc.	282,719

Internet Software & Services (1.1%):
18,897	AOL, Inc.*	285,345
9,182	Equinix, Inc.*	931,055
20,036	Rackspace Hosting, Inc.*^	861,748
16,102	ValueClick, Inc.*^	262,301

		2,340,449

IT Services (2.5%):
15,146	Acxiom Corp.*	184,933
9,669	Alliance Data Systems Corp.*^	1,004,029
24,016	Broadridge Financial Solutions, Inc.	541,561
23,250	Convergys Corp.*	296,902
6,481	DST Systems, Inc.	295,015
18,361	Gartner, Inc.*	638,412
15,154	Global Payments, Inc.	717,997
16,327	Lender Processing Services, Inc.	246,048
4,487	ManTech International Corp., Class A^	140,174
12,650	NeuStar, Inc., Class A*	432,250
20,389	VeriFone Systems, Inc.*	724,217

		5,221,538

Leisure Equipment & Products (0.4%):
13,357	Polaris Industries, Inc.	747,725

Life Sciences Tools & Services (1.2%):
3,809	Bio-Rad Laboratories, Inc., Class A*	365,817
9,567	Charles River Laboratories International, Inc.*	261,466
11,757	Covance, Inc.*	537,530
6,111	Mettler-Toledo International, Inc.*	902,656
7,159	Techne Corp.	488,673

		2,556,142

Machinery (5.0%):
18,826	AGCO Corp.*	808,953
9,737	CLARCOR, Inc.	486,753
9,453	Crane Co.	441,550
14,419	Donaldson Co., Inc.	981,645
9,788	Gardner Denver, Inc.	754,263
11,549	Graco, Inc.	472,239
15,617	Harsco Corp.	321,398
16,145	IDEX Corp.	599,141
15,375	Kennametal, Inc.	561,495
16,215	Lincoln Electric Holdings, Inc.	634,331

Shares		Fair Value

Common Stocks, continued
Machinery, continued
11,537	Nordson Corp.	$475,094
17,690	Oshkosh Corp.*	378,212
19,072	Pentair, Inc.^	634,907
9,872	SPX Corp.	594,985
21,226	Terex Corp.*^	286,763
16,249	Timken Co.	628,999
15,506	Trinity Industries, Inc.	466,110
4,349	Valmont Industries, Inc.	394,846
9,282	Wabtec Corp.	649,276

		10,570,960

Marine (0.6%):
8,068	Alexander & Baldwin, Inc.	329,336
9,444	Huntington Ingalls Industries, Inc.*	295,408
10,772	Kirby Corp.*	709,229

		1,333,973

Media (1.0%):
11,124	AMC Networks, Inc., Class A*	418,040
13,740	DreamWorks Animation SKG, Inc., Class A*^	228,015
9,192	John Wiley & Sons, Inc.	408,125
11,332	Lamar Advertising Co.*^	311,630
7,283	Meredith Corp.^	237,790
23,394	New York Times Co. (The), Class A*	180,836
4,892	Scholastic Corp.	146,613
8,660	Valassis Communications, Inc.*	166,532

		2,097,581

Metals & Mining (1.2%):
8,549	Carpenter Technology Corp.	440,103
22,356	Commercial Metals Co.	309,183
6,369	Compass Minerals International, Inc.	438,506
14,507	Reliance Steel & Aluminum Co.	706,346
42,316	Steel Dynamics, Inc.	556,455
10,382	Worthington Industries, Inc.	170,057

		2,620,650

Multi-Utilities (2.1%):
21,474	Alliant Energy Corp.	947,218
7,637	Black Hills Corp.	256,451
36,531	MDU Resources Group, Inc.	783,955
20,043	NSTAR	941,219
18,973	OGE Energy Corp.	1,075,959
15,838	Vectren Corp.	478,783

		4,483,585

Multiline Retail (0.2%):
9,153	99 Cents Only Stores*^	200,908
30,936	Saks, Inc.*^	301,626

		502,534

continued

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Mid Cap Index Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Office Electronics (0.2%):
10,055	Zebra Technologies Corp., Class A*	$359,768

Oil, Gas & Consumable Fuels (3.5%):
40,947	Arch Coal, Inc.	594,141
9,061	Bill Barrett Corp.*	308,708
16,591	Cimarex Energy Co.	1,026,983
9,503	Comstock Resources, Inc.*	145,396
21,641	Forest Oil Corp.*	293,236
40,255	HollyFrontier Corp.	941,967
12,222	Northern Oil & Gas, Inc.*^	293,084
17,681	Patriot Coal Corp.*	149,758
27,283	Plains Exploration & Production Co.*	1,001,832
23,209	Quicksilver Resources, Inc.*^	155,732
12,384	SM Energy Co.	905,270
24,138	Southern Union Co.	1,016,451
13,786	World Fuel Services Corp.	578,736

		7,411,294

Paper & Forest Products (0.4%):
7,052	Domtar Corp.	563,878
26,798	Louisiana-Pacific Corp.*^	216,260

		780,138

Pharmaceuticals (0.6%):
22,607	Endo Pharmaceuticals Holdings, Inc.*	780,620
12,208	Medicis Pharmaceutical Corp., Class A^	405,916

		1,186,536

Professional Services (1.0%):
6,442	Corporate Executive Board Co. (The)	245,440
7,928	FTI Consulting, Inc.*^	336,306
9,234	Korn/Ferry International*	157,532
15,787	Manpower, Inc.	564,385
25,036	Monster Worldwide, Inc.*	198,536
9,970	Towers Watson & Co., Class A	597,502

		2,099,701

Real Estate Investment Trusts (REITs) (8.5%):
11,988	Alexandria Real Estate Equities, Inc.	826,812
13,732	American Campus Communities, Inc.	576,195
14,590	BRE Properties, Inc.	736,503
13,807	Camden Property Trust	859,348
13,929	Corporate Office Properties Trust	296,131
48,939	Duke Realty Corp.	589,715
11,537	Equity One, Inc.^	195,898
6,610	Essex Property Trust, Inc.	928,771

Shares		Fair Value

Common Stocks, continued
Real Estate Investment Trusts (REITs), continued
12,295	Federal Realty Investment Trust	$1,115,772
12,683	Highwoods Properties, Inc.	376,305
9,355	Home Properties, Inc.	538,567
23,901	Hospitality Properties Trust	549,245
22,453	Liberty Property Trust	693,349
25,530	Macerich Co. (The)^	1,291,818
16,862	Mack-Cali Realty Corp.	450,047
20,041	National Retail Properties, Inc.^	528,682
20,007	OMEGA Healthcare Investors, Inc.	387,135
7,776	Potlatch Corp.^	241,911
23,390	Rayonier, Inc.	1,043,896
25,800	Realty Income Corp.	901,968
17,398	Regency Centers Corp.	654,513
31,510	Senior Housing Properties Trust	707,084
16,683	SL Green Realty Corp.	1,111,755
11,207	Taubman Centers, Inc.	695,955
42,384	UDR, Inc.	1,063,838
23,382	Weingarten Realty Investors	510,195

		17,871,408

Real Estate Management & Development (0.2%):
8,411	Jones Lang LaSalle, Inc.	515,258

Road & Rail (1.5%):
10,787	Con-way, Inc.	314,549
17,392	J.B. Hunt Transport Services, Inc.	783,857
21,254	Kansas City Southern Industries, Inc.*	1,445,485
9,076	Landstar System, Inc.	434,922
8,782	Werner Enterprises, Inc.	211,646

		3,190,459

Semiconductors & Semiconductor Equipment (2.5%):
89,511	Atmel Corp.*	725,039
22,327	Cree, Inc.*	492,087
29,966	Cypress Semiconductor Corp.	506,126
24,462	Fairchild Semiconductor International, Inc.*	294,522
27,486	Integrated Device Technology, Inc.*	150,074
13,360	International Rectifier Corp.*	259,451
24,545	Intersil Corp., Class A	256,250
23,132	Lam Research Corp.*	856,347
44,808	MEMC Electronic Materials, Inc.*	176,543
53,784	RF Micro Devices, Inc.*^	290,434
12,863	Semtech Corp.*	319,260
8,098	Silicon Laboratories, Inc.*	351,615
36,415	Skyworks Solutions, Inc.*	590,651

		5,268,399

continued

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Mid Cap Index Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Software (4.4%):
6,483	ACI Worldwide, Inc.*^	$185,673
6,193	Advent Software, Inc.*	150,861
17,875	Ansys, Inc.*	1,023,880
52,777	Cadence Design Systems, Inc.*	548,881
42,258	Compuware Corp.*	351,587
9,001	Concur Technologies, Inc.*^	457,161
8,739	FactSet Research Systems, Inc.	762,740
6,932	Fair Isaac Corp.	248,443
20,578	Informatica Corp.*	759,946
16,753	Jack Henry & Associates, Inc.	563,068
18,057	Mentor Graphics Corp.*	244,853
15,505	Micros Systems, Inc.*	722,223
22,609	Parametric Technology Corp.*	412,840
10,932	Quest Software, Inc.*	203,335
21,284	Rovi Corp.*	523,161
13,720	Solera Holdings, Inc.	611,089
27,729	Synopsys, Inc.*	754,229
31,195	TIBCO Software, Inc.*	745,872

		9,269,842

Specialty Retail (4.1%):
14,018	Advance Auto Parts, Inc.	976,073
15,625	Aeropostale, Inc.*	238,281
37,489	American Eagle Outfitters, Inc.	573,207
7,918	Barnes & Noble, Inc.*^	114,653
32,446	Chico’s FAS, Inc.	361,448
11,721	Collective Brands, Inc.*	168,431
18,687	Dick’s Sporting Goods, Inc.	689,177
29,596	Foot Locker, Inc.	705,569
12,925	Guess?, Inc.	385,424
56,406	Office Depot, Inc.*	121,273
21,599	PetSmart, Inc.	1,107,813
19,318	RadioShack Corp.^	187,578
11,369	Rent-A-Center, Inc.	420,653
16,816	Signet Jewelers, Ltd.	739,231
13,743	Tractor Supply Co.	964,071
20,061	Williams-Sonoma, Inc.	772,348

		8,525,230

Textiles, Apparel & Luxury Goods (2.0%):
10,133	Ann, Inc.*	251,096
13,015	Ascena Retail Group, Inc.*	386,806
7,470	Deckers Outdoor Corp.*	564,508
10,174	Fossil, Inc.*	807,409
18,802	Hanesbrands, Inc.*	411,012

Shares		Fair Value
Common Stocks, continued
Textiles, Apparel & Luxury Goods, continued
9,496	J. Crew Group, Inc.*(a)(b)	$—
13,072	PVH Corp.	921,445
7,104	Under Armour, Inc., Class A*^	509,996
7,833	Warnaco Group, Inc. (The)*^	391,963

		4,244,235

Thrifts & Mortgage Finance (1.0%):
16,380	Astoria Financial Corp.	139,066
67,304	First Niagara Financial Group, Inc.	580,833
84,635	New York Community Bancorp, Inc.^	1,046,935
20,824	Washington Federal, Inc.	291,328

		2,058,162

Tobacco (0.1%):
4,558	Universal Corp.^	209,486

Trading Companies & Distributors (0.7%):
9,017	GATX Corp.^	393,682
8,864	MSC Industrial Direct Co., Inc., Class A	634,219
12,122	United Rentals, Inc.*^	358,205

		1,386,106

Water Utilities (0.3%):
26,812	Aqua America, Inc.	591,205

Wireless Telecommunication Services (0.2%):
17,804	Telephone and Data Systems, Inc.	460,946

Total Common Stocks (Cost $190,354,403)		203,124,756

Securities Held as Collateral for Securities on Loan (8.4%):
$17,474,428	Allianz Variable Insurance Products Securities Lending Collateral Trust(c)	17,474,428

Total Securities Held as Collateral for Securities on Loan (Cost $17,474,428)		17,474,428

Unaffiliated Investment Company (2.5%):
5,296,646	Dreyfus Treasury Prime Cash Management, 0.00%(d)	5,296,646

Total Unaffiliated Investment Company (Cost $5,296,646)		5,296,646

Total Investment Securities (Cost $213,125,477)(e) — 107.8%		225,895,830
Net other assets (liabilities) — (7.8)%		(16,310,179)

Net Assets — 100.0%		$209,585,651

continued

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Mid Cap Index Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Percentages indicated are based on net assets as of December 31, 2011.

*	Non-income producing security

^	This security or a partial position of the security was on loan as of December 31, 2011. The total value of securities on loan as of December 31, 2011 was $16,956,605.

+	Affiliated securities

(a)	Security issued in connection with a pending litigation settlement.

(b)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2011. The total of all such securities represent 0.00% of the net assets of the fund.

(c)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2011.

(d)	The rate represents the effective yield at December 31, 2011.

(e)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $425,000 has been segregated to cover margin requirements for the following open contracts as of December 31, 2011:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
S&P 400 Index E-Mini March Futures	Long	3/16/12	63	$5,526,990	$38,774

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Mid Cap Index Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investment securities, at cost	$213,125,477

Investment securities, at value*	$225,895,830
Segregated cash for collateral	425,000
Interest and dividends receivable	215,487
Receivable for capital shares issued	949,801
Receivable for investments sold	105,865
Prepaid expenses	2,522

Total Assets	227,594,505

Liabilities:
Payable for investments purchased	392,209
Payable for capital shares redeemed	7,131
Payable for collateral received on loaned securities	17,474,428
Payable for variation margin on futures contracts	23,668
Manager fees payable	43,654
Administration fees payable	5,953
Distribution fees payable	43,654
Custodian fees payable	2,326
Administrative and compliance services fees payable	859
Trustee fees payable	46
Other accrued liabilities	14,926

Total Liabilities	18,008,854

Net Assets	$209,585,651

Net Assets Consist of:
Capital	$190,284,874
Accumulated net investment income/(loss)	1,235,876
Accumulated net realized gains/(losses) from investment transactions	5,255,774
Net unrealized appreciation/(depreciation) on investments	12,809,127

Net Assets	$209,585,651

Shares of beneficial interest (unlimited number of shares authorized, no par value)	13,884,302
Net Asset Value (offering and redemption price per share)	$15.10

*	Includes securities on loan of $16,956,605.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income:
Interest	$217
Dividends	2,360,791
Income from securities lending	20,550

Total Investment Income	2,381,558

Expenses:
Manager fees	470,124
Administration fees	80,153
Distribution fees	470,124
Custodian fees	23,943
Administrative and compliance services fees	8,184
Trustee fees	13,737
Professional fees	15,010
Shareholder reports	12,744
Recoupment of prior expenses reimbursed by the Manager	10,039
Licensing fees	67,023
Other expenses	4,591

Total expenses before reductions	1,175,672
Less expenses voluntarily waived/reimbursed by the Manager	(30,000)

Net expenses	1,145,672

Net Investment Income/(Loss)	1,235,886

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on security transactions	6,233,830
Net realized gains/(losses) on futures contracts	(493,253)
Change in unrealized appreciation/depreciation on investments	(12,924,143)

Net Realized/Unrealized Gains/(Losses) on Investments	(7,183,566)

Change in Net Assets Resulting From Operations	$(5,947,680)

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets

	AZL Mid Cap Index Fund
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Change in Net Assets:
Operations:
Net investment income/(loss)	$1,235,886	$750,948
Net realized gains/(losses) on investment transactions	5,740,577	7,228,092
Change in unrealized appreciation/depreciation on investments	(12,924,143)	15,396,510

Change in net assets resulting from operations	(5,947,680)	23,375,550

Dividends to Shareholders:
From net investment income	(750,957)	(332,765)
From net realized gains on investments	(7,490,007)	(748,869)

Change in net assets resulting from dividends to shareholders	(8,240,964)	(1,081,634)

Capital Transactions:
Proceeds from shares issued	82,000,063	104,238,155
Proceeds from dividends reinvested	8,240,964	1,081,634
Value of shares redeemed	(21,462,117)	(37,828,780)

Change in net assets resulting from capital transactions	68,778,910	67,491,009

Change in net assets	54,590,266	89,784,925
Net Assets:
Beginning of period	154,995,385	65,210,460

End of period	$209,585,651	$154,995,385

Accumulated net investment income/(loss)	$1,235,876	$750,947

Share Transactions:
Shares issued	5,066,807	7,178,404
Dividends reinvested	562,907	78,209
Shares redeemed	(1,329,222)	(2,654,539)

Change in shares	4,300,492	4,602,074

See accompanying notes to the financial statements.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Mid Cap Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,		May 1, 2009 to December 31, 2009(a)
	2011	2010
Net Asset Value, Beginning of Period	$16.17	$13.09	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.07	0.05	0.06
Net Realized and Unrealized Gains/(Losses) on Investments	(0.47)	3.16	3.03

Total from Investment Activities	(0.40)	3.21	3.09

Dividends to Shareholders From:
Net Investment Income	(0.06)	(0.04)	—
Net Realized Gains	(0.61)	(0.09)	—

Total Dividends	(0.67)	(0.13)	—

Net Asset Value, End of Period	$15.10	$16.17	$13.09

Total Return(b)	(2.32)%	24.67%	30.90	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$209,586	$154,995	$65,210
Net Investment Income/(Loss)(d)	0.66%	0.71%	1.12%
Expenses Before Reductions(d)(e)	0.63%	0.61%	0.66%
Expenses Net of Reductions(d)	0.61%	0.60%	0.60%
Portfolio Turnover Rate	15%	34%	27	%(c)

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Mid Cap Index Fund

Notes to the Financial Statements

December 31, 2011

1.	Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Mid Cap Index Fund (the “Fund”). The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

—	AZL Allianz AGIC Opportunity Fund
—	AZL BlackRock Capital Appreciation Fund
—	AZL Columbia Mid Cap Value Fund
—	AZL Columbia Small Cap Value Fund
—	AZL Davis New York Venture Fund (formerly AZL Davis NY Venture Fund)
—	AZL Dreyfus Equity Growth Fund
—	AZL Eaton Vance Large Cap Value Fund
—	AZL Enhanced Bond Index Fund
—	AZL Franklin Small Cap Value Fund
—	AZL Franklin Templeton Founding Strategy Plus Fund
—	AZL Gateway Fund
—	AZL International Index Fund
—	AZL Invesco Equity and Income Fund (formerly AZL Van Kampen Equity and Income Fund)
—	AZL Invesco Growth and Income Fund (formerly AZL Van Kampen Growth and Income Fund)
—	AZL Invesco International Equity Fund
—	AZL JPMorgan International Opportunities Fund (formerly AZL Morgan Stanley International Equity Fund)
—	AZL JPMorgan U.S. Equity Fund
—	AZL MFS Investors Trust Fund
—	AZL Mid Cap Index Fund
—	AZL Money Market Fund
—	AZL Morgan Stanley Global Real Estate Fund
—	AZL Morgan Stanley Mid Cap Growth Fund
—	AZL NFJ International Value Fund
—	AZL Russell 1000 Growth Index Fund
—	AZL Russell 1000 Value Index Fund
—	AZL S&P 500 Index Fund
—	AZL Schroder Emerging Markets Equity Fund
—	AZL Small Cap Stock Index Fund
—	AZL Turner Quantitative Small Cap Growth Fund

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Mid Cap Index Fund

Notes to the Financial Statements, continued

December 31, 2011

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Mid Cap Index Fund

Notes to the Financial Statements, continued

December 31, 2011

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities) and is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Allianz Investment Management LLC (the “Manager”) to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2011 are presented on the Fund’s Schedule of Portfolio Investments (“Schedule”). The average outstanding amount of securities on loan was $12.6 million for the year ended December 31, 2011.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $2,044 during the year ended December 31, 2011. These fees have been netted against Income from Securities Lending on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments that the Fund may utilize, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2011, the Fund did not enter into any forward currency contracts. The Fund may enter into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

Futures Contracts

During the year ended December 31, 2011, the Fund used futures contracts to provide equity exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract,

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Mid Cap Index Fund

Notes to the Financial Statements, continued

December 31, 2011

the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $5.5 million as of December 31, 2011. The monthly average notional amount for these contracts was $5.8 million for the year ended December 31, 2011.

Summary of Derivative Instruments

The following is a summary of the fair value of derivative instruments as of December 31, 2011:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*
Equity Contracts	Receivable for variation margin on futures contracts	$38,774	Payable for variation margin on futures contracts	$—

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation Margin on Futures Contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2011:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income
Equity Contracts	Net realized gains/(losses) on futures contracts/change in unrealized appreciation/depreciation on investments	$(493,253)	$(2,667)

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2013.

For the year ended December 31, 2011, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit*
AZL Mid Cap Index Fund	0.25%	0.71%

*	Prior to May 1, 2011 the Annual Expense Limit was 0.60%.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Mid Cap Index Fund

Notes to the Financial Statements, continued

December 31, 2011

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2011, the contractual reimbursements that are subject to repayment by the Fund in subsequent years were as follows:

	Expires 12/31/2012	Expires 12/31/2013
AZL Mid Cap Index Fund	$7,545	$15,938

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2011, $2,678 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting and a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2011, actual Trustee compensation was $924,000 in total for both Trusts.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Mid Cap Index Fund

Notes to the Financial Statements, continued

December 31, 2011

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Exchange traded futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2011, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Mid Cap Index Fund

Notes to the Financial Statements, continued

December 31, 2011

The following is a summary of the valuation inputs used as of December 31, 2011 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks+	$203,124,756	$—	$—	$203,124,756
Securities Held as Collateral for Securities on Loan	—	17,474,428	—	17,474,428
Unaffiliated Investment Company	5,296,646	—	—	5,296,646

Total Investment Securities	208,421,402	17,474,428	—	225,895,830

Other Financial Instruments:*
Futures Contracts	38,774	—	—	38,774

Total Investments	$208,460,176	$17,474,428	$—	$225,934,604

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts and forward currency contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

The Fund recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1, 2 or 3 as of December 31, 2011.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Adoption of ASU 2011-04 will have no effect on the Fund’s net assets. At this time, management is evaluating the impact of ASU 2011-04 on the financial statement disclosures.

5.	Security Purchases and Sales

For the year ended December 31, 2011, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Mid Cap Index Fund	$87,068,344	$27,164,552

6.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2011 is $213,694,701. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$24,951,159
Unrealized depreciation	(12,750,030)

Net unrealized appreciation	$12,201,129

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Mid Cap Index Fund

Notes to the Financial Statements, continued

December 31, 2011

The tax character of dividends paid to shareholders during the year ended December 31, 2011 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Mid Cap Index Fund	$5,136,435	$3,104,529	$8,240,964

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2010 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Mid Cap Index Fund	$845,670	$235,964	$1,081,634

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2011, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Mid Cap Index Fund	$2,448,766	$4,650,882	$12,201,129	$19,300,777

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Mid Cap Index Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio

February 24, 2012

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2011, 21.86% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2011, the Fund declared net long-term capital gain distributions of $3,104,529.

During the year ended December 31, 2011, the Fund declared net short-term capital gain distributions of $4,385,479.

23

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

24

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser

25

may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2011. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 19, 2011, and at an “in person” Board of Trustees meeting held October 26, 2011. The Agreements were approved at the Board meeting of October 26, 2011. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2013. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager and Subadvisers.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

26

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2)  The investment performance of the Funds, the Manager and the Subadvisers.  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 26, 2011, the Manager reported that for the three year period ended June 30, 2011, ten Funds were in the top 40%, six were in the middle 20% and five were in the bottom 40%, and for the one year period ended June 30, 2011, nine Funds were in the top 40%, eight were in the middle 20%, and 11 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2011, nine Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40%. At the Board of Trustees meeting held October 26, 2011, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 29 Funds reviewed by the Board of Trustees in the fall of 2011, 24 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2012 for the 29 Funds was as follows: (1) 21 of the Funds had total expense rankings at or below the 50th percentile; (2) three of the Funds were between the 50th and 65th percentiles; (3) for three of the Funds with expense ranks above the 65th percentile, the Manager recommended, and the Board of Trustees approved, temporary management fee waivers effective May 1, 2012, which are expected to reduce such rankings to the 65th percentile or below; (4) for one Fund with an expense rank above the 65th percentile, the Manager expects such Fund to be below the 65th percentile in 2012 because of greater Fund assets; and (5) for one Fund with an expense rank above the 65th percentile, the Manager reported that the peer group makes for poor comparability.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2009 through June 30, 2011. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

27

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2011 were approximately $6.2 billion, and that no single non-money market Fund had assets in excess of $428 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2012, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

28

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc., 2005 to present; EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years.	42	Argus Group Holdings; Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 54 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003.	42	Luther College
Roger Gelfenbien, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999.	42	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, 2012 to present; General Partner of Fairview Capital, L.P., 1994 to present	42	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to present; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	42	None
Peter W. McClean, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001.	42	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999.	42	Connecticut Water Service, Inc.

29

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the Fund Complex During Past 5 Years
Robert DeChellis, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	42	None
Brian Muench, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	42	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Allianz Life from April 2011, to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.
Michael Radmer, Age 66 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/04	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 66 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007; Vice President, Fund Administration, Columbia Management, July 2002 to December 2005.
Stephen G. Simon , Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

30

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1211 2/12

AZL® Money Market Fund

Annual Report

December 31, 2011

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Money Market Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Money Market Fund, and effective July 1, 2011, BlackRock Advisors, LLC serves as Subadviser to the Fund. Prior to July 1, 2011, BlackRock Institutional Management Corporation served as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2011?

Throughout the year ended December 31, 2011, the Federal Open Market Committee (“FOMC”) maintained its target range for the federal funds rate at 0.00% to 0.25%. In June the FOMC completed the program under which it purchased $600 billion of longer-term U.S. Treasury securities for the purpose of keeping interest rates low. In August the FOMC announced its intention to keep rates low through mid-2013. In September the FOMC noted that recent data indicated that economic growth remained slow and inflation had moderated since earlier in the year.

In response to these conditions, the FOMC announced “Operation Twist,” its plan to extend the average duration of the U.S. Treasury security portfolio by purchasing an additional $400 billion of long-term Treasury bonds and selling an equal amount of short-term Treasury securities before the end of June 2012. The plan is designed to put downward pressure on long-term interest rates and make overall conditions more accommodative for economic growth.

In Europe, the sovereign debt crisis escalated in mid-2011 as fiscal problems spread from the peripheral countries of Greece, Portugal and Ireland to the larger nations of Italy and Spain, and ultimately to the core European economies of France and Germany. In September, the European Central Bank (“ECB”) announced it would offer three-month loans of U.S. dollars to eurozone banks on a full-allotment basis through its long-term refinancing operations (“LTRO”) in three separate auctions to ensure funding was available through year-end. Later in the year, the ECB announced additional long-term refinancing operations to be conducted in October and December 2011, also to alleviate year-end funding pressures. Furthermore, the ECB expanded its long-term refinancing operations in December by allowing eurozone banks to access loans with maturities of three years against a broader set of eligible collateral.

During the summer and fall, European leaders agreed to a number of measures intended to restore confidence and overcome the region’s fiscal challenges, including increasing the lending capacity of the EFSF and implementing higher capital requirements for European banks.

The U.S. Federal Reserve Bank lengthened the term of its U.S. dollar liquidity swap facilities with the ECB, the Bank of Canada, the Bank of England and the Swiss National Bank to August 1, 2012, also for the purpose of maintaining liquidity. Later in the period, these central banks, along with the Bank of Japan, agreed to reduce the interest rate on loans made through U.S. dollar liquidity swap lines by 50 basis points (0.50%), making it less expensive for banks around the world to borrow U.S. dollars.

London Interbank Offered Rates1 (“LIBOR”) moved higher by as much as 0.35% during the year, due in large part to ongoing concerns about European sovereign debt risk.

The low-rate environment hurt the Fund’s absolute yield during the year. Meanwhile, the Fund’s weighted average maturity was shortened during the period to reduce spread and duration exposure.*

For the year, the Fund was positioned with a laddered portfolio structure. Treasury and U.S. Government Agency securities were added to increase quality, liquidity and diversification. The Fund also added investments in municipal variable rate demand notes to enhance the liquidity and diversification of the portfolio.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2011.
[1]	London Inter-Bank Offer Rate (“LIBOR”) is the interest rate that the largest international banks charge each other for loans.

1

AZL® Money Market Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek current income consistent with stability of principal. The Fund seeks to achieve its objective by investing in a broad range of short-term, high-quality U.S. dollar-denominated money market instruments, including government, U.S. and foreign bank, commercial and other obligations.

Investment Concerns

An investment in the Fund is neither guaranteed nor insured by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. Past performance is not predictive of future performance as yields on money market funds fluctuate daily.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2011

	1 Year	3 Year	5 Year	10 Years
AZL® Money Market Fund	0.00%	0.08%	1.48%	1.62%
Three-Month U.S. Treasury Bill Index	0.05%	0.11%	1.21%	1.78%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio

Gross
AZL® Money Market Fund	0.70%

The above expense ratios are based on the current Fund prospectus dated May 1, 2011. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.87% through April 30, 2013. Additional information pertaining to the December 31, 2011 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

Yield as of December 31, 2011

	7 Day Average	7 Day Effective	30 Day Average
AZL® Money Market Fund	0.00%	0.00%	0.00%

The Fund’s performance is measured against the Three-Month U.S. Treasury Bill Index. The Treasury Bill Index is an unmanaged index and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

The Manager has voluntarily undertaken to waive, reimburse, or pay the Fund’s expenses to the extent necessary in order to maintain a minimum daily net investment income for the Fund of 0.00%. The Distributor may waive its Rule 12b-1 fees. The amount waived, reimbursed, or paid by the Manager and/or the Distributor will be repaid to the Manager and/ or the Distributor subject to certain limitations as further described in Note 3 to the Financial Statements. The ability of the Manager and/or Distributor to receive such payments could negatively affect the Fund’s future yield.

The 7-day yield quotation is as of December 31, 2011 and more closely reflects the current earnings of the Fund than the total return quotation.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Money Market Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Money Market Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only. Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period 7/1/11 - 12/31/11
AZL Money Market Fund	$1,000.00	$1,000.00	$1.31	0.26%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use thisinformation to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period 7/1/11 - 12/31/11
AZL Money Market Fund	$1,000.00	$1,023.89	$1.33	0.26%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Portfolio Composition

(Unaudited)

Investments	Percent of net assets+
Commercial Banks	44.3%
Diversified Financial Services	26.9
U.S. Government Agency Mortgages	11.7
Municipal Bonds	11.1
Time Deposit	3.7
U.S. Treasury Obligation	2.3
Unaffiliated Investment Company	0.0

Total	100.0%

+	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Money Market Fund

Schedule of Portfolio Investments

December 31, 2011

Principal Amount		Fair Value

Certificates of Deposit (35.9%):
Commercial Banks (34.8%):
$15,000,000	Bank of Montreal, 0.37%, 1/25/12(a)	$15,000,000
20,000,000	Bank of Nova Scotia, NY, 0.30%, 1/13/12	20,000,000
15,000,000	Bank of Tokyo-Mitsubishi UFJ, NY, 0.41%, 2/10/12	15,000,000
8,880,000	Lloyds TSB Bank plc, NY, 0.70%, 2/14/12(a)	8,880,000
20,000,000	Mizuho Corporate Bank, NY, 0.14%, 1/5/12	20,000,000
15,000,000	Mizuho Corporate Bank, NY, 0.20%, 1/20/12	15,000,000
20,000,000	National Australia Bank, NY, 0.37%, 2/10/12(a)	20,000,000
10,000,000	National Australia Bank, NY, 0.32%, 2/21/12	10,000,000
20,000,000	Norinchukin Bank, NY, 0.18%, 1/3/12	20,000,000
10,000,000	Norinchukin Bank, NY, 0.18%, 1/4/12	10,000,000
15,500,000	Rabobank Nederland NV, NY, 0.43%, 3/1/12	15,500,000
8,000,000	Royal Bank of Canada, NY, 0.52%, 2/29/12(a)	8,000,000
5,000,000	Royal Bank of Canada, NY, 0.40%, 4/10/12(a)	5,000,000
11,000,000	Royal Bank of Canada, NY, 0.40%, 7/9/12(a)	11,000,000
10,000,000	Sumitomo Mitsui Bank, NY, 0.22%, 1/20/12	10,000,000
11,000,000	Sumitomo Mitsui Bank, NY, 0.40%, 2/9/12	11,000,000
25,000,000	Sumitomo Trust & Bank, NY, 0.23%, 1/6/12	25,000,000
10,000,000	Sumitomo Trust & Bank, NY, 0.24%, 1/23/12	10,000,000
10,000,000	Svenska Handelsbanken, NY, 0.33%, 1/9/12	10,000,000
3,500,000	Svenska Handelsbanken, NY, 0.50%, 3/29/12	3,500,000
12,500,000	Toronto Dominion Bank, NY, 0.37%, 4/17/12	12,500,000
4,500,000	Toronto-Dominion Bank, NY, 0.36%, 1/12/12(a)	4,500,000
13,000,000	Westpac Banking Corp., NY, 0.42%, 1/18/12(a)	13,000,000
8,000,000	Westpac Banking Corp., NY, 0.37%, 4/4/12(a)	7,999,917

		300,879,917

Principal Amount		Fair Value

Certificates of Deposit, continued
Diversified Financial Services (1.1%):
$10,000,000	Credit Suisse, NY, 0.40%, 1/26/12	$10,000,000

Total Certificates of Deposit (Cost $310,879,917)		310,879,917

Commercial Paper (35.3%):
Commercial Banks (9.6%):
20,000,000	Bank of Tokyo-Mitsubishi UFJ, NY, 0.33%, 1/6/12(b)	19,999,083
20,000,000	Commonwealth Bank of Australia, 0.34%, 2/15/12(b)(c)	19,991,500
4,000,000	National Australia Funding Delaware, Inc., 0.49%, 6/18/12(b)(c)	3,990,799
9,050,000	Nordea North America, Inc., 0.38%, 1/20/12(b)	9,048,185
15,000,000	Nordea North America, Inc., 0.36%, 2/3/12(b)	14,995,050
10,000,000	State Street Corp., 0.22%, 3/5/12(b)	9,996,089
5,000,000	Sumitomo Mitsui Bank, NY, 0.40%, 2/10/12(b)(c)	4,997,778

		83,018,484

Diversified Financial Services (25.7%):
5,000,000	Argento Variable Funding LLC, 0.32%, 1/23/12(b)(c)	4,999,022
35,000,000	Barclays US Funding LLC, 0.09%, 1/3/12(b)	34,999,825
10,000,000	Cancara Asset Securitization LLC, 0.31%, 1/13/12(b)(c)	9,998,967
17,000,000	Credit Suisse, NY, 0.39%, 1/5/12(b)	16,999,263
5,000,000	Credit Suisse, NY, 0.47%, 2/22/12(b)	4,996,606
15,000,000	Fairway Finance Corp., 0.31%, 3/9/12(a)(c)	15,000,000
8,000,000	Fairway Finance Corp., 0.32%, 5/9/12(a)(c)	8,000,000
9,000,000	Kells Funding LLC, 0.48%, 2/10/12(a)(c)	9,000,000
5,000,000	Kells Funding LLC, 0.57%, 3/1/12(a)(c)	5,000,000
6,000,000	Kells Funding LLC, 0.57%, 3/8/12(a)(c)	6,000,000
10,608,000	Regency Markets No 1 LLC, 0.36%, 1/17/12(b)(c)	10,606,303
10,000,000	Regency Markets No 1 LLC, 0.25%, 1/25/12(b)(c)	9,998,333

continued

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Money Market Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Principal Amount		Fair Value
Commercial Paper, continued
Diversified Financial Services, continued
$15,000,000	Sheffield Receivables Corp., 0.30%, 1/25/12(b)(c)	$14,997,000
10,000,000	Solitaire Funding LLC, 0.40%, 1/23/12(b)(c)	9,997,555
15,000,000	Thames Asset Global Securitization No 1, Inc., 0.32%, 1/12/12(b)(c)	14,998,533
10,000,000	UBS Finance Delaware LLC, 0.20%, 1/24/12(b)	9,998,722
10,000,000	UBS Finance Delaware LLC, 0.48%, 2/13/12(b)	9,994,267
17,000,000	Victory Receivables Corp., 0.35%, 1/6/12(b)(c)	16,999,174
10,000,000	Victory Receivables Corp., 0.37%, 1/18/12(b)(c)	9,998,253

		222,581,823

Total Commercial Paper (Cost $305,600,307)		305,600,307

Municipal Bonds (11.1%):
California (6.5%):
16,500,000	California Health Facilities Financing Authority Revenue, Series B, 0.04%, 1/7/12, LOC: JPMorgan Chase Bank(a)	16,500,000
10,800,000	California Housing Finance Agency Revenue, Series E, 0.07%, 1/7/12, AMT(a)	10,800,000
7,800,000	California Housing Finance Agency Revenue, Series E-1, 0.07%, 1/7/12, AMT(a)	7,800,000
11,000,000	Los Angeles Community Redevelopment Agency Multi-Family Housing Revenue, Series A, 0.09%, 1/7/12, LIQ FAC: Fannie Mae, AMT(a)	11,000,000
9,900,000	San Francisco City & County Redevelopment Agency Multi-Family Housing Revenue, Series A, 0.07%, 1/7/12, LIQ FAC: Fannie Mae(a)	9,900,000

		56,000,000

New York (2.9%):
10,000,000	New York City Housing Development Corp. Multi-Family Rent Revenue, Series A, 0.09%, 1/7/12, LIQ FAC: Fannie Mae, AMT(a)	10,000,000

Principal Amount		Fair Value
Municipal Bonds, continued
New York, continued
$15,000,000	New York City Housing Development Corp. Multi-Family Rent Revenue, Series A, 0.09%, 1/7/12, LIQ FAC: Fannie Mae(a)	$15,000,000

		25,000,000

Pennsylvania (1.7%):
14,700,000	Pennsylvania Housing Finance Agency Revenue, Series 86B, 0.08%, 1/7/12, GO of Agency, LOC: Freddie Mac, Fannie Mae, AMT(a)	14,700,000

Total Municipal Bonds (Cost $95,700,000)		95,700,000

U.S. Government Agency Mortgages (11.7%):
Federal Home Loan Mortgage Corporation (10.2%)
10,000,000	0.15%, 2/15/12(b)	9,998,125
5,000,000	0.15%, 4/3/12(b)	4,998,062
8,500,000	0.24%, 4/3/12(a)	8,499,121
10,000,000	0.15%, 4/4/12(b)	9,996,083
6,000,000	1.13%, 4/25/12	6,017,940
5,000,000	0.21%, 11/2/12, MTN(a)	4,997,461
7,000,000	0.27%, 9/3/13(a)	6,997,636
36,300,000	0.22%, 9/13/13(a)	36,262,563

		87,766,991

Federal National Mortgage Association (1.5%)
9,000,000	0.28%, 7/26/12(a)	8,998,981
4,500,000	0.31%, 12/20/12(a)	4,499,117

		13,498,098

Total U.S. Government Agency Mortgages (Cost $101,265,089)		101,265,089

U.S. Treasury Obligation (2.3%):
U.S. Treasury Notes (2.3%)
20,000,000	0.38%, 8/31/12	20,031,225

Total U.S. Treasury Obligations (Cost $20,031,225)		20,031,225

Time Deposit (3.7%):
Diversified Financial Services (3.7%):
32,225,000	Citigroup, Inc., 0.06%, 1/3/12	32,225,000

Total Time Deposits (Cost $32,225,000)		32,225,000

Unaffiliated Investment Company (0.0%):
354	Dreyfus Treasury Prime Cash Management, 0.00%(b)	354

Total Unaffiliated Investment Company (Cost $354)		354

Total Investment Securities (Cost $865,701,892)(d) — 100.0%		865,701,892
Net other assets (liabilities) — 0.0%		(76,228)

Net Assets — 100.0%		$865,625,664

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Money Market Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Percentages indicated are based on net assets as of December 31, 2011.

AMT—Subject to alternative minimum tax

GO—General Obligation

LIQ FAC—Liquidity Facility

LOC—Letter of Credit

MTN—Medium Term Note

(a)	Variable rate security. The rate presented represents the rate in effect at December 31, 2011. These securities are deemed to have a maturity remaining until the next adjustment of the interest rate or the longer of the demand period or time to the next readjustment.

(b)	The rate represents the effective yield at December 31, 2011.

(c)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investor. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.
(d)	Aggregate cost for federal income tax and financial reporting purposes is substantially the same.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2011:

Country	Percentage
Australia	7.0%
Canada	5.0
Japan	0.6
United Kingdom	1.0
United States	86.4

100.0%

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Money Market Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investment securities, at cost	$865,701,892

Investment securities, at value	$865,701,892
Interest and dividends receivable	220,525
Receivable for capital shares issued	121,898
Receivable from Manager	26,703
Prepaid expenses	14,279

Total Assets	866,085,297

Liabilities:
Payable for capital shares redeemed	150,122
Administration fees payable	24,879
Distribution fees payable	186,252
Custodian fees payable	5,263
Administrative and compliance services fees payable	6,389
Trustee fees payable	345
Other accrued liabilities	86,383

Total Liabilities	459,633

Net Assets	$865,625,664

Net Assets Consist of:
Capital	$865,618,318
Accumulated net realized gains/(losses) from investment transactions	7,346

Net Assets	$865,625,664

Shares of beneficial interest (unlimited number of shares authorized, no par value)	865,618,959
Net Asset Value (offering and redemption price per share)	$1.00

Statement of Operations

For the Year Ended December 31, 2011

Investment Income:
Interest	$2,411,140
Income from securities lending	173

Total Investment Income	2,411,313

Expenses:
Manager fees	3,038,064
Administration fees	324,063
Distribution fees	2,170,050
Custodian fees	17,939
Administrative and compliance services fees	25,741
Trustee fees	44,071
Professional fees	46,826
Shareholder reports	39,826
Other expenses	23,797

Total expenses before reductions	5,730,377
Less expenses voluntarily waived/reimbursed by the Manager	(3,319,064)

Net expenses	2,411,313

Net Investment Income/(Loss)	—

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	7,694

Net Realized/Unrealized Gains/(Losses) on Investments	7,694

Change in Net Assets Resulting From Operations	$7,694

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets

	AZL Money Market Fund
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Change in Net Assets:
Operations:
Net investment income/(loss)	$—	$24,376
Net realized gains/(losses) on investment transactions	7,694	16,461

Change in net assets resulting from operations	7,694	40,837

Dividends to Shareholders:
From net investment income	—	(24,377)
From net realized gains on investments	(15,411)	(43,007)

Change in net assets resulting from dividends to shareholders	(15,411)	(67,384)

Capital Transactions:
Proceeds from shares issued	630,912,085	618,523,335
Proceeds from dividends reinvested	15,411	67,384
Value of shares redeemed	(626,364,363)	(659,265,186)

Change in net assets resulting from capital transactions	4,563,133	(40,674,467)

Change in net assets	4,555,416	(40,701,014)
Net Assets:
Beginning of period	861,070,248	901,771,262

End of period	$865,625,664	$861,070,248

Accumulated net investment income	$—	$—

Share Transactions:
Shares issued	630,912,085	618,523,334
Dividends reinvested	15,411	67,384
Shares redeemed	(626,364,363)	(659,265,186)

Change in shares	4,563,133	(40,674,468)

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Money Market Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00	$1.00

Investment Activities:
Net Investment Income/(Loss)	—		—	(a)	—	(a)	0.02	0.05
Net Realized and Unrealized Gains/(Losses) on Investments	—	(a)	—	(a)	—	(a)	— (a)	— (a)

Total from Investment Activities	—	(a)	—	(a)	—	(a)	0.02	0.05

Dividends to Shareholders From:
Net Investment Income	—		—	(a)	—	(a)	(0.02)	(0.05)
Net Realized Gains	—	(a)	—	(a)	—	(a)	—	—

Total Dividends	—	(a)	—	(a)	—	(a)	(0.02)	(0.05)

Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00	$1.00

Total Return(b)	—%		—%		0.22%		2.44%	4.79%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$865,626		$861,070		$901,771		$1,029,286	$596,861
Net Investment Income/(Loss)	—%		—%		0.22%		2.36%	4.66%
Expenses Before Reductions(c)	0.66%		0.70%		0.69%		0.69%	0.69%
Expenses Net of Reductions	0.28	%(d)	0.33	%(d)	0.59	%(d)	0.69%	0.69%

(a)	Represents less than $0.005.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	The expense ratio for the period reflects the reduction of certain expenses to maintain a certain minimum yield.

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Money Market Fund

Notes to the Financial Statements

December 31, 2011

1.	Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Money Market Fund (the “Fund”). The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

—	AZL Allianz AGIC Opportunity Fund
—	AZL BlackRock Capital Appreciation Fund
—	AZL Columbia Mid Cap Value Fund
—	AZL Columbia Small Cap Value Fund
—	AZL Davis New York Venture Fund (formerly AZL Davis NY Venture Fund)
—	AZL Dreyfus Equity Growth Fund
—	AZL Eaton Vance Large Cap Value Fund
—	AZL Enhanced Bond Index Fund
—	AZL Franklin Small Cap Value Fund
—	AZL Franklin Templeton Founding Strategy Plus Fund
—	AZL Gateway Fund
—	AZL International Index Fund
—	AZL Invesco Equity and Income Fund (formerly AZL Van Kampen Equity and Income Fund)
—	AZL Invesco Growth and Income Fund (formerly AZL Van Kampen Growth and Income Fund)
—	AZL Invesco International Equity Fund
—	AZL JPMorgan International Opportunities Fund (formerly AZL Morgan Stanley International Equity Fund)
—	AZL JPMorgan U.S. Equity Fund
—	AZL MFS Investors Trust Fund
—	AZL Mid Cap Index Fund
—	AZL Money Market Fund
—	AZL Morgan Stanley Global Real Estate Fund
—	AZL Morgan Stanley Mid Cap Growth Fund
—	AZL NFJ International Value Fund
—	AZL Russell 1000 Growth Index Fund
—	AZL Russell 1000 Value Index Fund
—	AZL S&P 500 Index Fund
—	AZL Schroder Emerging Markets Equity Fund
—	AZL Small Cap Stock Index Fund
—	AZL Turner Quantitative Small Cap Growth Fund

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Investments of the Fund are valued, in accordance with Rule 2a-7 of the 1940 Act, at amortized cost, which approximates fair value. Under the amortized cost method, discounts or premiums are amortized on a constant basis to the maturity of the security.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Money Market Fund

Notes to the Financial Statements, continued

December 31, 2011

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Dividends to Shareholders

Dividends from net investment income are declared daily and paid monthly from the Fund. The net realized gains, if any, are declared and paid at least annually by the Fund. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities) and is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Money Market Fund

Notes to the Financial Statements, continued

December 31, 2011

received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Allianz Investment Management LLC (the “Manager”) to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. There were no securities on loan at December 31, 2011. The average outstanding amount of securities on loan was $0.3 million for the year ended December 31, 2011.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $17 during the year ended December 31, 2011. These fees have been netted against Income from Securities Lending on the Statement of Operations.

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement, effective July 1, 2011 between the Manager and BlackRock Advisors, LLC (“BlackRock Advisors”), BlackRock Advisors provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. Prior to July 1, 2011 the Fund was subadvised by BlackRock Institutional Management Corporation. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2013.

For the year ended December 31, 2011, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Money Market Fund	0.35%	0.87%

The Manager has voluntarily agreed to waive, reimburse, or pay Fund expenses to the extent necessary in order to maintain a minimum daily net investment income for the Fund of 0.00%. The Distributor may waive its Rule 12b-1 fees. The amount waived, reimbursed, or paid by the Manager and/or the Distributor will be repaid to the Manager and/or the Distributor subject to the following limitations:

1.	The repayments will not cause the Fund’s net investment income to fall below 0.00%.

2.	The repayments must be made no later than three years after the end of the fiscal year in which the waiver, reimbursement, or payment took place.

3.	Any expense recovery paid by the Fund will not cause its expense ratio to exceed 0.87%.

The ability of the Manager and/or the Distributor to receive such payments could negatively affect the Fund’s future yield. Amounts waived under this agreement during the year ended December 31, 2011 are reflected on the Statement of Operations at “Expenses voluntarily waived/reimbursed by Manager.”

Any amounts waived or reimbursed by the Manager in a particular fiscal year under this agreement will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Money Market Fund

Notes to the Financial Statements, continued

December 31, 2011

Manager.” At December 31, 2011, the reimbursements that are subject to repayment by the Fund in subsequent years were as follows:

	Expires 12/31/2012	Expires 12/31/2013	Expires 12/31/2014
AZL Money Market Fund	$1,064,636	$3,302,245	$3,319,064

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the year ended December 31, 2011, there were no voluntary waivers in addition to the amounts disclosed above.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2011, $12,781 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting and a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2011, actual Trustee compensation was $924,000 in total for both Trusts.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Money Market Fund

Notes to the Financial Statements, continued

December 31, 2011

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described in Note 2 above, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

For the year ended December 31, 2011, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2011 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Certificates of Deposit	$—	$310,879,917	$—	$310,879,917
Commercial Paper	—	305,600,307	—	305,600,307
Municipal Bonds	—	95,700,000	—	95,700,000
U.S. Government Agency Mortgages	—	101,265,089	—	101,265,089
U.S. Treasury Obligations	—	20,031,225	—	20,031,225
Time Deposits	—	32,225,000	—	32,225,000
Unaffiliated Investment Company	354	—	—	354

Total Investment Securities	$354	$865,701,538	$—	$865,701,892

The Fund recognizes significant transfers between Level 1 and Level 2 at the reporting period end. There were no significant transfers between Level 1, 2 or 3 as of December 31, 2011.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Adoption of ASU 2011-04 will have no effect on the Fund’s net assets. At this time, management is evaluating the impact of ASU 2011-04 on the financial statement disclosures.

5.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Money Market Fund

Notes to the Financial Statements, continued

December 31, 2011

The tax character of dividends paid to shareholders during the year ended December 31, 2011 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Money Market Fund	$15,411	$—	$15,411

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the latest tax year ended December 31, 2010 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Money Market Fund	$64,426	$2,958	$67,384

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2011, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Total Accumulated Earnings
AZL Money Market Fund	$7,346	$7,346

15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Money Market Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio

February 24, 2012

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

During the year ended December 31, 2011, the Fund declared net short-term capital gain distributions of $15,411.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

The Fund will disclose on its website at www.Allianzlife.com, within five business days after the end of each month, a complete schedule of portfolio holdings and information regarding the weighted average maturity of the Fund. In addition, the Fund will file with the Commission on Form N-MFP, within five business days after the end of each month, more detailed portfolio holdings information. The Fund’s Forms N-MFP will be available on the Commission’s website at http://www.sec.gov, on a delayed basis, and the Fund’s website will also contain a link to these filings.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser

19

may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2011. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 19, 2011, and at an “in person” Board of Trustees meeting held October 26, 2011. The Agreements were approved at the Board meeting of October 26, 2011. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2013. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager and Subadvisers.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

20

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2)  The investment performance of the Funds, the Manager and the Subadvisers.  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 26, 2011, the Manager reported that for the three year period ended June 30, 2011, ten Funds were in the top 40%, six were in the middle 20% and five were in the bottom 40%, and for the one year period ended June 30, 2011, nine Funds were in the top 40%, eight were in the middle 20%, and 11 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2011, nine Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40%. At the Board of Trustees meeting held October 26, 2011, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 29 Funds reviewed by the Board of Trustees in the fall of 2011, 24 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2012 for the 29 Funds was as follows: (1) 21 of the Funds had total expense rankings at or below the 50th percentile; (2) three of the Funds were between the 50th and 65th percentiles; (3) for three of the Funds with expense ranks above the 65th percentile, the Manager recommended, and the Board of Trustees approved, temporary management fee waivers effective May 1, 2012, which are expected to reduce such rankings to the 65th percentile or below; (4) for one Fund with an expense rank above the 65th percentile, the Manager expects such Fund to be below the 65th percentile in 2012 because of greater Fund assets; and (5) for one Fund with an expense rank above the 65th percentile, the Manager reported that the peer group makes for poor comparability.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2009 through June 30, 2011. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

21

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2011 were approximately $6.2 billion, and that no single non-money market Fund had assets in excess of $428 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2012, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

22

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc., 2005 to present; EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years.	42	Argus Group Holdings; Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 54 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003.	42	Luther College
Roger Gelfenbien, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999.	42	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, 2012 to present; General Partner of Fairview Capital, L.P., 1994 to present	42	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to present; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	42	None
Peter W. McClean, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001.	42	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999.	42	Connecticut Water Service, Inc.

23

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the Fund Complex During Past 5 Years
Robert DeChellis, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	42	None
Brian Muench, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	42	None

Officers
Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Allianz Life from April 2011, to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.
Michael Radmer, Age 66 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/04	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007; Vice President, Fund Administration, Columbia Management, July 2002 to December 2005.
Stephen G. Simon, Age 43 44 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

24

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1211 2/12

AZL® Morgan Stanley Global Real Estate Fund

Annual Report

December 31, 2011

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Morgan Stanley Global Real Estate Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Morgan Stanley Global Real Estate Fund and Morgan Stanley Investment Management Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2011?

For the year ended December 31, 2011, the AZL® Morgan Stanley Global Real Estate Fund returned –9.94%. That compared to a –5.82% return for its benchmark, the FTSE EPRA/ NAREIT Developed Real Estate Index1.

After posting gains for the first half of the year, global real estate securities significantly declined during the third quarter. Investor concerns about the prospects for a double-dip recession in the U.S., the size and scope of the European sovereign debt crisis, and the health of the Chinese economy contributed to these declines. Real estate securities rallied later in the period, however, as investor concerns about these issues eased.

Within the global portfolio, performance within the Asian and North American regions detracted from the Fund’s performance relative to its benchmark index, while the European region boosted relative performance. Top-down global allocation detracted due to an underweight position in North America and an overweight position to Asia.*

In Asia, stock selection and an overweight position in Hong Kong, individual stock selection in Singapore, and an underweight position in Australia dragged on relative performance. In North America, the Fund’s relative performance was hurt by stock selection in the diversified and health care sectors and by an overweight position in the hotel sector. The Fund benefited in relative terms from stock selection and an overweight position in the mall sector, and from stock selection and an underweight position in the office sector. An underweight position in the industrial sector and stock selection in the shopping center sector also helped relative performance.*

In Europe, the Fund benefited from an overweight position in the U.K. However, weak performance among certain individual stocks in the U.K. dragged on relative performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2011.

[1]

The Financial Times London Stock Exchange (“FTSE”) European Public Real Estate Association (“EPRA”)/ NAREIT Developed Real Estate Index Series, which is designed to represent general trends in eligible real estate stocks worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate. Investors cannot invest directly in an index.

1

AZL® Morgan Stanley Global Real Estate Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek to provide income and capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of the Fund’s assets, plus any borrowings for investment purposes, will be invested in equity securities of companies in the real estate industry, including REOCs, REITs, and foreign real estate companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Investments in the Funds are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk. By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2011

	1 Year	3 Year	5 Year	Since Inception (5/1/06)
AZL® Morgan Stanley Global Real Estate Fund	–9.94%	15.13%	–5.47%	–1.49%
FTSE EPRA/NAREIT Developed Real Estate Index (gross of withholding taxes)	–5.82%	16.17%	–5.28%	–0.71%
FTSE EPRA/NAREIT Developed Real Estate Index (net of withholding taxes)	–6.46%	15.35%	–5.93%	–1.36%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio

Gross
AZL® Morgan Stanley Global Real Estate Fund	1.33%

The above expense ratios are based on the current Fund prospectus dated May 1, 2011. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.35% through April 30, 2013. Additional information pertaining to the December 31, 2011 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Financial Times London Stock Exchange (“FTSE”) European Public Real Estate Association (“EPRA”)/NAREIT Developed Real Estate Index series, which is designed to represent general trends in eligible real estate stocks worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate. The Index noted as “gross of withholding taxes” does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Morgan Stanley Global Real Estate Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Morgan Stantey Global Real Estate Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only. Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period** 7/1/11 - 12/31/11
AZL Morgan Stanley Global Real Estate Fund	$1,000.00	$854.00	$6.31	1.35%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period** 7/1/11 - 12/31/11
AZL Morgan Stanley Global Real Estate Fund	$1,000.00	$1,018.40	$6.87	1.35%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
**	Excludes expense paid indirectly.

Portfolio Composition

(Unaudited)

Investments	Percent of net assets+
Securities Held as Collateral for Securities on Loan	20.3%
Diversified Real Estate Activities	20.0
Retail REITs	18.5
Real Estate Operating Companies	13.3
Diversified REITs	9.6
Residential REITs	9.1
Specialized REITs	9.1
Office REITs	5.7

Investments	Percent of net assets+
Real Estate Management & Development	5.1%
Unaffiliated Investment Company	2.6
Real Estate Investment Trusts (REITs)	2.3
Hotels, Resorts & Cruise Lines	2.2
Industrial REITs	1.2
Health Care Providers & Services	0.4
Mortgage REITs	0.4

Total	119.8%

+	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Morgan Stanley Global Real Estate Fund

Schedule of Portfolio Investments

December 31, 2011

Shares		Fair Value

Common Stocks (96.9%):
Diversified Real Estate Activities (20.0%):
960,103	Beni Stabili SpA	$429,449
37,100	BR Properties SA	368,115
929,000	Capitaland, Ltd.	1,578,925
75,000	City Developments, Ltd.	513,606
482,000	Hang Lung Properties, Ltd.	1,370,414
285,113	Henderson Land Development Co., Ltd.	1,411,687
581,303	Kerry Properties, Ltd.	1,921,604
367,000	Mitsubishi Estate Co., Ltd.	5,477,041
321,000	Mitsui Fudosan Co., Ltd.	4,672,942
542,026	New World Development Co., Ltd.^	435,109
183,000	Sumitomo Realty & Development Co., Ltd.	3,200,663
813,584	Sun Hung Kai Properties, Ltd.	10,155,189
464,035	Wharf Holdings, Ltd. (The)	2,093,660

		33,628,404

Diversified REIT’s (9.6%):
184,897	British Land Co. plc	1,321,846
114,940	Cousins Properties, Inc.	736,765
997,805	Dexus Property Group	847,172
6,519	Fonciere des Regions SA	417,097
4,593	Gecina SA	385,751
565,199	GPT Group	1,772,916
6,115	ICADE	480,348
206,667	Land Securities Group plc	2,031,511
5,839	Liberty Property Trust^	180,308
42,700	London & Stamford Property plc	71,549
562,429	Mirvac Group	678,370
5,982	PS Business Parks, Inc.^	331,582
52,960	Retail Opportunity Investments Corp.^	627,046
16,398	Shaftesbury plc	118,819
450,178	Stockland Trust Group	1,466,653
55,361	Vornado Realty Trust	4,255,047
4,021	Wereldhave NV	266,046
24,640	Winthrop Realty Trust^	250,589

		16,239,415

Health Care Providers & Services (0.4%):
38,388	Assisted Living Concepts, Inc., Class A	571,597
19,005	Capital Senior Living Corp.*	150,900

		722,497

Hotels, Resorts & Cruise Lines (2.2%):
78,308	Starwood Hotels & Resorts Worldwide, Inc.	3,756,435

Industrial REIT’s (1.2%):
106,040	DCT Industrial Trust, Inc.	542,925
1,588,334	Macquarie Goodman Group	924,263
160,542	SERGO plc	519,128

		1,986,316

Shares		Fair Value

Common Stocks, continued
Mortgage REIT’s (0.4%):
10,860	CreXus Investment Corp.	$112,727
34,160	Starwood Property Trust, Inc.^	632,301

		745,028

Office REIT’s (5.7%):
40,925	Alstria Office AG	485,575
1,209	Befimmo SCA Sicafi	78,644
34,439	Boston Properties, Inc.^	3,430,124
179,000	CapitaCommercial Trust	145,379
423	Cofinimmo SA	49,620
219,897	Commonwealth Property Office Fund	214,607
18,954	CommonWealth REIT	315,395
11,770	Coresite Realty Corp.	209,741
18,311	Derwent Valley Holdings plc	442,197
1,930	Digital Realty Trust, Inc.^	128,673
5,050	Douglas Emmett, Inc.^	92,112
59,886	Great Portland Estates plc	299,413
28,040	Hudson Pacific Properties, Inc.	397,046
89	Japan Real Estate Investment Corp.	693,752
51,544	Mack-Cali Realty Corp.	1,375,709
97	Nippon Building Fund, Inc.	793,930
1,360	Parkway Properties, Inc.^	13,410
2,080	Societe de la Tour Eiffel	103,360
2,457	Societe Immobiliere de Locationpour l’Industrie et le Commerce^	238,146

		9,506,833

Real Estate Investment Trusts (REITs) (2.3%):
12,745	BioMed Realty Trust, Inc.^	230,429
127,000	CapitaMalls Asia, Ltd.	110,433
14,510	Health Care REIT, Inc.^	791,230
920	Lexington Corporate Properties Trust^	6,891
100,000	Link REIT (The)	368,471
10,550	OMEGA Healthcare Investors, Inc.^	204,142
1,190	SL Green Realty Corp.^	79,302
816,739	Westfield Retail Trust	2,077,251

		3,868,149

Real Estate Management & Development (5.1%):
36,081	Atrium European Real Estate, Ltd.	164,115
2,485,087	BGP Holdings plc*(a)(b)	—
1,865,120	China Overseas Land & Investment,Ltd.^	3,127,387
1,599,000	China Resources Land, Ltd.^	2,577,562
4,173	Conwert Immobilien Invest AG	46,280
12,956	Fabege AB	101,476
1,386,100	Guangzhou R&F Properties Co., Ltd.^	1,091,644

continued

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Morgan Stanley Global Real Estate Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Real Estate Management & Development, continued
13,900	Iguatemi Empresa de Shopping Centers SA	$258,393
109,181	Keppel Land, Ltd.	186,336
61,216	Norwegian Property ASA	75,288
221,603	Sino Land Co., Ltd.	315,328
235,207	ST Modwen Properties plc	411,780
14,000	Swire Pacific, Ltd., Class A	168,578

		8,524,167

Real Estate Operating Companies (13.3%):
20,933	Atrium Ljungberg AB, B Shares	222,817
20,800	BR Malls Participacoes SA	202,143
5,386	Brookfield Office Properties Canada	128,608
137,879	Brookfield Properties Corp.^	2,156,428
62,813	Capital & Counties Properties plc	179,813
428,900	Capital & Regional plc*	211,289
8,891	Castellum AB	109,980
58,368	Citycon Oyj	174,060
4,295	Deutsche Euroshop AG	137,840
40,373	Development Securities plc	94,008
184,710	Forest City Enterprises, Inc., Class A*^	2,183,272
232,317	General Growth Properties, Inc.^	3,489,401
224,967	Grainger Trust plc	373,043
1,048,500	Hongkong Land Holdings, Ltd.	4,746,495
61,604	Hufvudstaden AB	627,067
490,148	Hysan Development Co., Ltd.	1,605,557
336,612	LXB Retail Properties plc*	545,652
151	NTT Urban Development Corp.	102,887
35,126	Prime Office REIT AG*	197,551
62,858	Prologis, Inc.	1,797,110
13,988	PSP Swiss Property AG	1,168,779
416,406	Quintain Estates & Development plc*	243,553
284,785	Safestore Holdings, Ltd.	441,098
80,473	Sponda Oyj	323,777
12,450	STAG Industrial, Inc.^	142,802
3,318	Swiss Prime Site AG	249,203
223,920	Unite Group plc	582,258

		22,436,491

Residential REIT’s (9.1%):
99,014	Apartment Investment & Management Co., Class A^	2,268,411
19,618	AvalonBay Communities, Inc.^	2,562,111
16,884	Boardwalk REIT	836,160
12,740	BRE Properties, Inc.^	643,115
20,027	Camden Property Trust^	1,246,480
20,748	Equity Lifestyle Properties, Inc.	1,383,684
112,801	Equity Residential Property Trust	6,433,041

		15,373,002

Shares or Principal Amount		Fair Value

Common Stocks, continued
Retail REIT’s (18.5%):
42,216	Acadia Realty Trust	$850,230
5,005	Calloway REIT	131,550
103,000	CapitaMall Trust	134,811
547,137	CFS Retail Property Trust	941,809
21,583	Corio NV	934,333
22,432	Eurocommercial Properties NV	709,810
11,800	Federal Realty Investment Trust^	1,070,850
259,328	Hammerson plc	1,443,218
11,310	Kite Realty Group Trust	51,008
37,825	Klepierre	1,074,485
115,090	Liberty International plc	555,938
4,431	Mercialys SA	142,723
157,558	Metric Property Investments plc	207,898
85,751	Regency Centers Corp.^	3,225,953
82,410	RioCan	2,138,533
71,094	Simon Property Group, Inc.	9,166,860
202,000	Suntec REIT	167,193
19,308	Unibail	3,455,238
594,168	Westfield Group	4,747,246

		31,149,686

Specialized REIT’s (9.1%):
42,150	Ashford Hospitality Trust^	337,200
136,439	Big Yellow Group plc	518,466
30,210	Extendicare REIT	252,121
78,902	HCP, Inc.^	3,268,910
97,746	Healthcare Realty Trust, Inc.^	1,817,098
307,845	Host Hotels & Resorts, Inc.^	4,546,871
21,088	Public Storage, Inc.	2,835,492
63,874	Senior Housing Properties Trust	1,433,333
8,687	Sovran Self Storage, Inc.^	370,674

		15,380,165

Total Common Stocks (Cost $147,025,176)		163,316,588

Securities Held as Collateral for Securities on Loan (20.3%):
$34,129,686	Allianz Variable Insurance Products Securities Lending Collateral Trust(c)	34,129,686

Total Securities Held as Collateral for Securities on Loan (Cost $34,129,686)		34,129,686

Unaffiliated Investment Company (2.6%):
4,454,468	Dreyfus Treasury Prime Cash Management, 0.00%(d)	4,454,468

Total Unaffiliated Investment Company (Cost $4,454,468)		4,454,468

Total Investment Securities (Cost $185,609,330)(e) — 119.8%		201,900,742
Net other assets (liabilities) — (19.8)%		(33,435,545)

Net Assets — 100.0%		$168,465,197

5

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Morgan Stanley Global Real Estate Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Percentages indicated are based on net assets as of December 31, 2011.

*	Non-income producing security

^	This security or a partial position of the security was on loan as of December 31, 2011. The total value of securities on loan as of December 31, 2011 was $32,818,336.

(a)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2011. The total of all such securities represent 0.00% of the net assets of the fund.

(b)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. The illiquid securities held as of December 31, 2011 are identified below:

Security	Acquisition Date	Acquisition Cost	Shares	Fair Value	Percentage of Net Assets
BGP Holdings plc	8/21/09	$—	2,485,087	$—	0.0%

(c)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2011.

(d)	The rate represents the effective yield at December 31, 2011.

(e)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2011:

Country	Percentage
Australia	6.8%
Austria	—	^
Belgium	0.1
Belize	0.2
Bermuda	2.4
Brazil	0.2
Canada	2.8
Finland	0.2
France	3.1
Germany	0.4
Guernsey	—	^
Hong Kong	13.2
Italy	0.2
Japan	7.4
Jersey	0.1
Netherlands	0.9
Norway	—	^
Singapore	1.4
Sweden	0.5
Switzerland	0.7
United Kingdom	5.2
United States	54.2

	100.0%

^     Represents less than 0.05%.

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Morgan Stanley Global Real Estate Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investment securities, at cost	$185,609,330

Investment securities, at value*	$201,900,742
Cash	16,408
Interest and dividends receivable	704,665
Foreign currency, at value (cost $138,817)	138,094
Receivable for capital shares issued	16,217
Receivable for expenses paid indirectly	316
Receivable for investments sold	188,266
Reclaims receivable	30,516
Prepaid expenses	2,051

Total Assets	202,997,275

Liabilities:
Payable for investments purchased	168,119
Payable for capital shares redeemed	24,562
Payable for collateral received on loaned securities	34,129,686
Manager fees payable	130,212
Administration fees payable	6,286
Distribution fees payable	35,553
Custodian fees payable	18,673
Administrative and compliance services fees payable	989
Trustee fees payable	53
Other accrued liabilities	17,945

Total Liabilities	34,532,078

Net Assets	$168,465,197

Net Assets Consist of:
Capital	$207,733,310
Accumulated net investment income/(loss)	1,856,988
Accumulated net realized gains/(losses) from investment transactions	(57,412,622)
Net unrealized appreciation/(depreciation) on investments	16,287,521

Net Assets	$168,465,197

Shares of beneficial interest (unlimited number of shares authorized, no par value)	21,546,181
Net Asset Value (offering and redemption price per share)	$7.82

*	Includes securities on loan of $32,818,336.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income:
Dividends	$5,269,949
Income from securities lending	113,349
Foreign withholding tax	(243,082)

Total Investment Income	5,140,216

Expenses:
Manager fees	1,662,109
Administration fees	95,421
Distribution fees	461,697
Custodian fees	127,260
Administrative and compliance services fees	8,022
Trustee fees	13,409
Professional fees	14,335
Shareholder reports	17,671
Recoupment of prior expenses reimbursed by the Manager	84,305
Other expenses	8,934

Total expenses before reductions	2,493,163
Less expenses paid indirectly	(5,698)

Net expenses	2,487,465

Net Investment Income/(Loss)	2,652,751

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	3,225,407
Net realized gains/(losses) on forward currency contracts	(770)
Change in unrealized appreciation/depreciation on investments	(24,801,417)

Net Realized/Unrealized Gains/(Losses) on Investments	(21,576,780)

Change in Net Assets Resulting From Operations	$(18,924,029)

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets

	AZL Morgan Stanley Global Real Estate Fund
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Change in Net Assets:
Operations:
Net investment income/(loss)	$2,652,751	$4,698,270
Net realized gains/(losses) on investment transactions	3,224,637	2,357,009
Change in unrealized appreciation/depreciation on investments	(24,801,417)	24,505,247

Change in net assets resulting from operations	(18,924,029)	31,560,526

Dividends to Shareholders:
From net investment income	(5,751,525)	(3,041,547)

Change in net assets resulting from dividends to shareholders	(5,751,525)	(3,041,547)

Capital Transactions:
Proceeds from shares issued	27,576,051	59,047,937
Proceeds from dividends reinvested	5,751,525	3,041,547
Value of shares redeemed	(25,672,157)	(50,032,002)

Change in net assets resulting from capital transactions	7,655,419	12,057,482

Change in net assets	(17,020,135)	40,576,461
Net Assets:
Beginning of period	185,485,332	144,908,871

End of period	$168,465,197	$185,485,332

Accumulated net investment income/(loss)	$1,856,988	$4,331,696

Share Transactions:
Shares issued	3,132,742	7,342,641
Dividends reinvested	728,964	366,010
Shares redeemed	(2,944,539)	(6,226,383)

Change in shares	917,167	1,482,268

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Morgan Stanley Global Real Estate Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$8.99	$7.57	$5.46	$10.93	$12.08

Investment Activities:
Net Investment Income/(Loss)	0.13	0.23	0.11	0.13	0.13
Net Realized and Unrealized Gains/(Losses) on Investments	(1.02)	1.34	2.08	(4.91)	(1.17)

Total from Investment Activities	(0.89)	1.57	2.19	(4.78)	(1.04)

Dividends to Shareholders From:
Net Investment Income	(0.28)	(0.15)	(0.08)	(0.16)	(0.06)
Net Realized Gains	—	—	—	(0.53)	(0.05)

Total Dividends	(0.28)	(0.15)	(0.08)	(0.69)	(0.11)

Net Asset Value, End of Period	$7.82	$8.99	$7.57	$5.46	$10.93

Total Return(a)	(9.94)%	20.86%	40.19%	(45.83)%	(8.68)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$168,465	$185,485	$144,909	$88,600	$157,039
Net Investment Income/(Loss)	1.44%	2.91%	2.08%	1.70%	1.07%
Expenses Before Reductions(b)	1.35%	1.35%	1.40%	1.43%	1.37%
Expenses Net of Reductions	1.35%	1.34%	1.34%	1.36%	1.35%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.35%	1.35%	1.35%	1.36%	1.35%
Portfolio Turnover Rate	23%	27%	48%	46%	46%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Morgan Stanley Global Real Estate Fund

Notes to the Financial Statements

December 31, 2011

1.	Organization
The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Morgan Stanley Global Real Estate Fund (the “Fund”). The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

—	AZL Allianz AGIC Opportunity Fund
—	AZL BlackRock Capital Appreciation Fund
—	AZL Columbia Mid Cap Value Fund
—	AZL Columbia Small Cap Value Fund
—	AZL Davis New York Venture Fund (formerly AZL Davis NY Venture Fund)
—	AZL Dreyfus Equity Growth Fund
—	AZL Eaton Vance Large Cap Value Fund
—	AZL Enhanced Bond Index Fund
—	AZL Franklin Small Cap Value Fund
—	AZL Franklin Templeton Founding Strategy Plus Fund
—	AZL Gateway Fund
—	AZL International Index Fund
—	AZL Invesco Equity and Income Fund (formerly AZL Van Kampen Equity and Income Fund)
—	AZL Invesco Growth and Income Fund (formerly AZL Van Kampen Growth and Income Fund)
—	AZL Invesco International Equity Fund
—	AZL JPMorgan International Opportunities Fund (formerly AZL Morgan Stanley International Equity Fund)
—	AZL JPMorgan U.S. Equity Fund
—	AZL MFS Investors Trust Fund
—	AZL Mid Cap Index Fund
—	AZL Money Market Fund
—	AZL Morgan Stanley Global Real Estate Fund
—	AZL Morgan Stanley Mid Cap Growth Fund
—	AZL NFJ International Value Fund
—	AZL Russell 1000 Growth Index Fund
—	AZL Russell 1000 Value Index Fund
—	AZL S&P 500 Index Fund
—	AZL Schroder Emerging Markets Equity Fund
—	AZL Small Cap Stock Index Fund
—	AZL Turner Quantitative Small Cap Growth Fund

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on

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December 31, 2011

foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to

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Notes to the Financial Statements, continued

December 31, 2011

at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities) and is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Allianz Investment Management LLC (the “Manager”) to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2011 are presented on the Fund’s Schedule of Portfolio Investments (“Schedule”). The average outstanding amount of securities on loan was $23.5 million for the year ended December 31, 2011.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $10,691 during the year ended December 31, 2011. These fees have been netted against Income from Securities Lending on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments that the Fund may utilize, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2011, the Fund entered into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. As of December 31, 2011, the Fund did not hold any forward currency contracts. During the year ended December 31, 2011, the Fund had limited activity in these transactions.

Futures Contracts

During the year ended December 31, 2011, the Fund did not enter into any futures contracts. The Fund may enter into futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is

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Notes to the Financial Statements, continued

December 31, 2011

required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Summary of Derivative Instruments

There were no open derivative positions as of December 31, 2011.

The following is a summary of the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2011:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income
Foreign Exchange Contracts	Net realized gains/(losses) on forward currency contracts/change in unrealized appreciation/depreciation on investments	$(770)	$3,497

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Morgan Stanley Investment Management, Inc. (“MSIM”), MSIM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2013.

For the year ended December 31, 2011, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Morgan Stanley Global Real Estate Fund	0.90%	1.35%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2011, the contractual reimbursements that are subject to repayment by the Fund in subsequent years were as follows:

Expires 12/31/2012
AZL Morgan Stanley Global Real Estate Fund	$62,970

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total

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Notes to the Financial Statements, continued

December 31, 2011

amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2011, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2011, $2,709 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting and a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2011, actual Trustee compensation was $924,000 in total for both Trusts.

During the year ended December 31, 2011, the Fund paid approximately $111 to affiliated broker/dealers of the Subadviser on the execution of purchases and sales of the Fund’s portfolio investments.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

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December 31, 2011

—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Exchange traded futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2011 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks:
Diversified Real Estate Activities	$368,115	$33,260,289	$—	$33,628,404
Diversified REIT’s	6,381,337	9,858,078	—	16,239,415
Industrial REIT’s	542,925	1,443,391	—	1,986,316
Office REIT’s	5,962,210	3,544,623	—	9,506,833
Real Estate Investment Trusts (REITs)	1,311,994	2,556,155	—	3,868,149
Real Estate Management & Development	258,393	8,265,774	—	8,524,167
Real Estate Operating Companies	9,971,156	12,465,335	—	22,436,491
Retail REIT’s	16,634,984	14,514,702	—	31,149,686
Specialized REIT’s	14,861,699	518,466	—	15,380,165
All Other Common Stocks+	20,596,962	—	—	20,596,962

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AZL Morgan Stanley Global Real Estate Fund

Notes to the Financial Statements, continued

December 31, 2011

	Level 1	Level 2	Level 3	Total
Investment Securities:
Securities Held as Collateral for Securities on Loan	$—	$34,129,686	$—	$34,129,686
Unaffiliated Investment Company	4,454,468	—	—	4,454,468

Total Investment Securities	$81,344,243	$120,556,499	$—	$201,900,742

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

As of December 31, 2011, the Fund held securities that were valued in good faith pursuant to procedures approved by the Board of Trustees. The BGP Holdings plc common stock was valued at $0.

The Fund recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1, 2 or 3 as of December 31, 2011.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Adoption of ASU 2011-04 will have no effect on the Fund’s net assets. At this time, management is evaluating the impact of ASU 2011-04 on the financial statement disclosures.

5.	Security Purchases and Sales

For the year ended December 31, 2011, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Morgan Stanley Global Real Estate Fund	$47,741,576	$41,305,893

6.	Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Trustees. Not all restricted securities are considered illiquid. At December 31, 2011, the Fund held restricted securities representing 0.0% of net assets, all of which have been deemed illiquid. The restricted illiquid securities held as of December 31, 2011 are presented in the Fund’s Schedule of Portfolio Investments.

Security	Acquisition Date	Acquisition Cost	Shares	Fair Value	Percentage of Net Assets
BGP Holdings plc	8/21/09	$—	2,485,087	$—	0.0%

7.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

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Notes to the Financial Statements, continued

December 31, 2011

Cost for federal income tax purposes at December 31, 2011 is $202,276,458. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$25,299,877
Unrealized depreciation	(25,675,593)

Net unrealized depreciation	$(375,716)

As of the end of its tax year ended December 31, 2011, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the table below. Under the provisions of the Regulated Investment Company Modernization Act of 2010, CLCFs that originated in a tax year that began before December 23, 2010 (pre-effective CLCFs) may be carried forward, subject to certain limitations, and applied to offset future capital gains, and thus reduce the amount of distributable capital gains, for up to eight succeeding tax years, after which any unutilized CLCFs expire. Pre-effective CLCFs are applied as short-term capital loss regardless of whether the originating capital loss was short term or long term. CLCFs that originate in tax years beginning after December 22, 2010 (post-effective CLCFs), are applied consistent with the character in which they originated as a new loss on the first day of the immediately succeeding tax year, and thus take precedent over the application of pre-effective CLCFs. Post-effective CLCFs can be carried forward indefinitely.

Pre-effective CLCFs subject to expiration:

	Expires 12/31/2016	Expires 12/31/2017
AZL Morgan Stanley Global Real Estate Fund	$16,314,710	$26,029,940

During the year ended December 31, 2011, the Fund utilized $1,342,975 in CLCFs to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2011 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Morgan Stanley Global Real Estate Fund	$5,751,525	$—	$5,751,525

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2010 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Morgan Stanley Global Real Estate Fund	$3,041,547	$—	$3,041,547

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2011, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Morgan Stanley Global Real Estate Fund	$3,456,146	$(42,344,650)	$(379,609)	$(39,268,113)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Morgan Stanley Global Real Estate Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio

February 24, 2012

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2011, 1.58% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser

21

may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2011. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 19, 2011, and at an “in person” Board of Trustees meeting held October 26, 2011. The Agreements were approved at the Board meeting of October 26, 2011. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2013. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager and Subadvisers.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

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The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2)  The investment performance of the Funds, the Manager and the Subadvisers.  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 26, 2011, the Manager reported that for the three year period ended June 30, 2011, ten Funds were in the top 40%, six were in the middle 20% and five were in the bottom 40%, and for the one year period ended June 30, 2011, nine Funds were in the top 40%, eight were in the middle 20%, and 11 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2011, nine Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40%. At the Board of Trustees meeting held October 26, 2011, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 29 Funds reviewed by the Board of Trustees in the fall of 2011, 24 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2012 for the 29 Funds was as follows: (1) 21 of the Funds had total expense rankings at or below the 50th percentile; (2) three of the Funds were between the 50th and 65th percentiles; (3) for three of the Funds with expense ranks above the 65th percentile, the Manager recommended, and the Board of Trustees approved, temporary management fee waivers effective May 1, 2012, which are expected to reduce such rankings to the 65th percentile or below; (4) for one Fund with an expense rank above the 65th percentile, the Manager expects such Fund to be below the 65th percentile in 2012 because of greater Fund assets; and (5) for one Fund with an expense rank above the 65th percentile, the Manager reported that the peer group makes for poor comparability.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2009 through June 30, 2011. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

23

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2011 were approximately $6.2 billion, and that no single non-money market Fund had assets in excess of $428 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2012, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

24

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc., 2005 to present; EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years.	42	Argus Group Holdings; Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 54 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003.	42	Luther College
Roger Gelfenbien, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999.	42	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., 1994 to present.	42	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to present; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	42	None
Peter W. McClean, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001.	42	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999.	42	Connecticut Water Service, Inc.

25

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the Fund Complex During Past 5 Years
Robert DeChellis, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	42	None
Brian Muench, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	42	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Allianz Life from April 2011, to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.
Michael Radmer, Age 66 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/04	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007; Vice President, Fund Administration, Columbia Management, July 2002 to December 2005.
Stephen G. Simon, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

26

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1211 2/12

AZL® Morgan Stanley Mid Cap Growth Fund

Annual Report

December 31, 2011

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Morgan Stanley Mid Cap Growth Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Morgan Stanley Mid Cap Growth Fund and Morgan Stanley Investment Management Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2011?

For the year ended December 31, 2011, the AZL® Morgan Stanley Mid Cap Growth Fund returned –6.57%. That compared to a –1.65% total return for its benchmark, the Russell Midcap® Growth Index1.

Equity markets began the year well, but suffered a stream of disappointments as the year progressed. Investors reacted negatively to the worsening debt crisis in Europe, political strife in the Middle East, the natural disasters and nuclear crisis in Japan, and political infighting and budget worries in the U.S. developed world economies also looked weaker than expected. Despite the barrage of negative news, the strength of U.S. corporate earnings remained a bright spot for investors during the year.

Stocks did not perform well in this environment. Investors’ risk appetite was diminished, which led to weak performance among mid-cap stocks, which underperformed their large-cap peers.

The Fund’s underperformance relative to its benchmark was due in large part to poor stock selection and an underweight position in the consumer discretionary sector. The Fund’s largest detractors in the sector were holdings in a video streaming service and out-of-benchmark positions in a Chinese online travel booking service and a South African diversified media company. Stock selection in the materials and processing sector also dragged on performance, primarily due to weak performance among mining companies. Stock selection in the financial services sector further hampered relative performance. Positions in an independent investment bank, a financial data provider and a holding company were among the weakest performers.* The Fund benefited from its stock selection in the utilities sector. These holdings were the main positive contributors to relative returns during the year.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2011.
[1]

The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

1

AZL® Morgan Stanley Mid Cap Growth Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek capital growth. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of mid-capitalization growth companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Growth based investments can perform differently from the market as a whole and can be more volatile that other types of securities.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2011

	1 Year	3 Year	5 Year	10 Year
AZL® Morgan Stanley Mid Cap Growth Fund	–6.57%	24.97%	4.19%	6.40%
Russell Midcap® Growth Index	–1.65%	22.06%	2.44%	5.29%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio

Gross
AZL® Morgan Stanley Mid Cap Growth Fund	1.15%

The above expense ratios are based on the current Fund prospectus dated May 1, 2011. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.30% through April 30, 2013. Additional information pertaining to the December 31, 2011 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell Midcap® Growth Index, an unmanaged index that measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Morgan Stanley Mid Cap Growth Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Morgan Stanley Mid Cap Growth Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only. Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period** 7/1/11 - 12/31/11
AZL Morgan Stanley Mid Cap Growth Fund	$1,000.00	$835.10	$5.32	1.15%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period** 7/1/11 - 12/31/11
AZL Morgan Stanley Mid Cap Growth Fund	$1,000.00	$1,019.41	$5.85	1.15%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
**	Excludes expense paid indirectly.

Portfolio Composition

(Unaudited)

Investments	Percent of net assets+
Securities Held as Collateral for Securities on Loan	25.7%
Information Technology	25.3
Consumer Discretionary	19.9
Industrials	17.8
Health Care	12.1
Financials	6.2
Materials	5.0
Unaffiliated Investment Company	4.0
Consumer Staples	3.5
Energy	3.5
Utilities	1.7
Telecommunication Services	1.0

Total	125.7%

+	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Morgan Stanley Mid Cap Growth Fund

Schedule of Portfolio Investments

December 31, 2011

Shares		Fair Value

Common Stocks (91.9%):
Air Freight & Logistics (3.1%):
56,553	C.H. Robinson Worldwide, Inc.^	$3,946,269
185,768	Expeditors International of Washington, Inc.^	7,609,057

		11,555,326

Capital Markets (0.6%):
66,344	Greenhill & Co., Inc.^	2,412,931

Chemicals (2.5%):
192,699	Intrepid Potash, Inc.*^	4,360,778
127,135	Rockwood Holdings, Inc.*	5,005,305

		9,366,083

Commercial Services & Supplies (2.5%):
281,968	Covanta Holding Corp.^	3,860,142
71,205	Stericycle, Inc.*^	5,548,294

		9,408,436

Communications Equipment (4.3%):
350,989	Motorola Solutions, Inc.^	16,247,281

Construction Materials (1.1%):
54,914	Martin Marietta Materials, Inc.^	4,141,065

Diversified Consumer Services (5.0%):
153,302	New Oriental Education & Technology Group, Inc., Sponsored ADR*^	3,686,913
668,267	Qualicorp SA*	6,003,471
164,293	Weight Watchers International, Inc.^	9,037,758

		18,728,142

Diversified Financial Services (5.6%):
48,234	IntercontinentalExchange, Inc.*^	5,814,609
208,998	Leucadia National Corp.^	4,752,614
313,303	MSCI, Inc., Class A*^	10,317,068

		20,884,291

Electric Utilities (1.7%):
234,373	Brookfield Infrastructure Partners LP^	6,492,132

Health Care Equipment & Supplies (8.4%):
25,055	Gen-Probe, Inc.*	1,481,252
79,183	IDEXX Laboratories, Inc.*^	6,093,924
31,309	Intuitive Surgical, Inc.*^	14,496,380
211,588	Ironwood Pharmaceuticals, Inc.*^	2,532,708
146,989	Valeant Pharmaceuticals International, Inc.*	6,862,916

		31,467,180

Health Care Technology (0.9%):
70,120	Athenahealth, Inc.*^	3,444,294

Shares		Fair Value

Common Stocks, continued
Hotels, Restaurants & Leisure (6.4%):
141,910	Ctrip.com International, Ltd., Sponsored ADR*^	$3,320,694
170,452	Dunkin’ Brands Group, Inc.*^	4,257,891
523,058	Edenred	12,821,910
2,834,000	Sun Art Retail Group, Ltd.*^	3,534,198

		23,934,693

Internet & Catalog Retail (1.3%):
56,704	Groupon, Inc.*^	1,169,803
53,030	Netflix, Inc.*^	3,674,449

		4,844,252

Internet Software & Services (8.2%):
205,573	Akamai Technologies, Inc.*^	6,635,896
1,946,000	Alibaba.com, Ltd.*^	2,005,860
90,492	LinkedIn Corp., Class A*^	5,701,901
43,172	MercadoLibre, Inc.^	3,433,901
358,840	Yandex NV, Class A*	7,069,148
193,938	Youku.com, Inc., Sponsored ADR*^	3,039,009
292,400	Zynga, Inc., Class A*^	2,751,484

		30,637,199

IT Services (1.5%):
158,990	Gartner, Inc.*^	5,528,082

Life Sciences Tools & Services (2.8%):
181,694	Illumina, Inc.*^	5,538,033
73,062	Techne Corp.^	4,987,212

		10,525,245

Machinery (1.6%):
52,439	Schindler Holding AG	6,087,983

Media (3.2%):
142,901	McGraw-Hill Cos., Inc. (The)^	6,426,258
95,317	Morningstar, Inc.^	5,666,596

		12,092,854

Metals & Mining (1.4%):
1,437,005	Lynas Corp., Ltd.*^	1,537,213
160,922	Molycorp, Inc.*^	3,858,910

		5,396,123

Multiline Retail (1.6%):
70,623	Dollar Tree, Inc.*^	5,869,478

Oil, Gas & Consumable Fuels (3.5%):
126,569	Range Resources Corp.^	7,839,684
184,116	Ultra Petroleum Corp.*	5,455,357

		13,295,041

Personal Products (3.5%):
141,116	Mead Johnson Nutrition Co., Class A^	9,698,903
180,395	Natura Cosmeticos SA	3,508,245

		13,207,148

continued

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Morgan Stanley Mid Cap Growth Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Professional Services (6.0%):
72,020	IHS, Inc., Class A*^	$6,205,243
197,434	Intertek Group plc	6,214,667
252,792	Verisk Analytics, Inc., Class A*^	10,144,543

		22,564,453

Semiconductors & Semiconductor Equipment (0.9%):
70,434	First Solar, Inc.*^	2,377,852
85,318	NVIDIA Corp.*	1,182,507

		3,560,359

Software (9.7%):
240,029	ARM Holdings plc, Sponsored ADR	6,641,602
48,426	Citrix Systems, Inc.*	2,940,427
63,555	FactSet Research Systems, Inc.^	5,547,080
187,200	Nexon Co., Ltd.	2,693,053
113,815	Red Hat, Inc.*	4,699,421
64,626	Salesforce.com, Inc.*^	6,556,954
167,387	Solera Holdings, Inc.^	7,455,417

		36,533,954

Trading Companies & Distributors (3.6%):
307,213	Fastenal Co.^	13,397,559

Wireless Telecommunication Services (1.0%):
35,725	Millicom International Cellular SA, SDR	3,579,275

Total Common Stocks (Cost $317,763,931)		345,200,859

Shares or Principal Amounts		Fair Value

Private Placements (4.1%):
Internet & Catalog Retail (2.4%):
424,992	Groupon, Inc.*(a)(b)	$8,036,953
33,446	Peixe Urbano, Inc.(a)(b)	1,101,072

		9,138,025

Internet Software & Services (0.5%):
233,248	Zynga, Inc.*(a)(b)	1,975,377

Software (0.2%):
45,781	Workday, Inc.(a)(b)	607,056

Transportation Infrastructure (1.0%):
818,433	Better Place LLC(a)(b)	3,715,686

Total Private Placements (Cost $10,382,847)		15,436,144

Securities Held as Collateral for Securities on Loan (25.7%):
$96,383,080	Allianz Variable Insurance Products Securities Lending Collateral Trust(c)	96,383,080

Total Securities Held as Collateral for Securities on Loan (Cost $96,383,080)		96,383,080

Unaffiliated Investment Company (4.0%):
15,071,128	Dreyfus Treasury Prime Cash Management, 0.00%(d)	15,071,128

Total Unaffiliated Investment Company (Cost $15,071,128)		15,071,128

Total Investment Securities (Cost $439,600,986)(e) — 125.7%		472,091,211
Net other assets (liabilities) — (25.7)%		(96,428,015)

Net Assets — 100.0%		$375,663,195

Percentages indicated are based on net assets as of December 31, 2011.

ADR—American Depositary Receipt

SDR—Swedish Depositary Receipt

*	Non-income producing security

^	This security or a partial position of the security was on loan as of December 31, 2011. The total value of securities on loan as of December 31, 2011 was $93,396,951.

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. The illiquid securities held as of December 31, 2011 are identified below:

Security	Acquisition Date	Acquisition Cost	Shares	Fair Value	Percentage of Net Assets
Better Place LLC	1/25/10	$2,046,081	818,433	$3,715,686	1.0%
Groupon, Inc.	12/16/10	3,356,374	424,992	8,036,953	2.1
Peixe Urbano, Inc.	12/2/11	1,101,072	33,446	1,101,072	0.3
Workday, Inc.	10/12/11	607,056	45,781	607,056	0.2
Zynga, Inc.	2/17/11	3,272,263	233,248	1,975,377	0.5

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Morgan Stanley Mid Cap Growth Fund

Schedule of Portfolio Investments, continued

December 31, 2011

(b)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2011. The total of all such securities represent 4.11% of the net assets of the fund.

(c)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2011.

(d)	The rate represents the effective yield at December 31, 2011.

(e)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2011:

Country	Percentage
Argentina	0.7%
Australia	0.3
Bermuda	1.4
Brazil	2.2
Canada	2.6
Cayman Islands	2.1
China	1.2
France	2.7
Japan	0.6
Luxembourg	0.8
Netherlands	1.5
Switzerland	1.3
United Kingdom	2.7
United States	79.9

100.0%

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Morgan Stanley Mid Cap Growth Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investment securities, at cost	$439,600,986

Investment securities, at value*	$472,091,211
Cash	82,031
Interest and dividends receivable	312,204
Receivable for capital shares issued	38,786
Receivable for expenses paid indirectly	5,803
Receivable for investments sold	147,081
Reclaims receivable	49,307
Prepaid expenses	4,670

Total Assets	472,731,093

Liabilities:
Payable for investments purchased	258,791
Payable for capital shares redeemed	11,807
Payable for collateral received on loaned securities	96,383,080
Manager fees payable	259,938
Administration fees payable	10,637
Distribution fees payable	80,769
Custodian fees payable	6,561
Administrative and compliance services fees payable	3,142
Trustee fees payable	169
Other accrued liabilities	53,004

Total Liabilities	97,067,898

Net Assets	$375,663,195

Net Assets Consist of:
Capital	$324,600,810
Accumulated net investment income/(loss)	(1,092)
Accumulated net realized gains/(losses) from investment transactions	18,574,933
Net unrealized appreciation/(depreciation) on investments	32,488,544

Net Assets	$375,663,195

Shares of beneficial interest (unlimited number of shares authorized, no par value)	28,200,844
Net Asset Value (offering and redemption price per share)	$13.32

*	Includes securities on loan of $93,396,951.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income:
Interest	$1,128
Dividends	2,910,811
Income from securities lending	1,306,490
Foreign withholding tax	(138,952)

Total Investment Income	4,079,477

Expenses:
Manager fees	3,568,406
Administration fees	174,126
Distribution fees	1,114,854
Custodian fees	49,688
Administrative and compliance services fees	22,664
Trustee fees	38,106
Professional fees	40,362
Shareholder reports	54,597
Other expenses	17,034

Total expenses before reductions	5,079,837
Less expenses voluntarily waived/reimbursed by the Manager	(60,025)
Less expenses paid indirectly	(42,382)

Net expenses	4,977,430

Net Investment Income/(Loss)	(897,953)

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	59,973,624
Net realized gains/(losses) on forward currency contracts	428,277
Change in unrealized appreciation/depreciation on investments	(84,446,893)

Net Realized/Unrealized Gains/(Losses) on Investments	(24,044,992)

Change in Net Assets Resulting From Operations	$(24,942,945)

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets

	AZL Morgan Stanley Mid Cap Growth Fund
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Change in Net Assets:
Operations:
Net investment income/(loss)	$(897,953)	$256,842
Net realized gains/(losses) on investment transactions	60,401,901	21,295,826
Change in unrealized appreciation/depreciation on investments	(84,446,893)	88,337,195

Change in net assets resulting from operations	(24,942,945)	109,889,863

Dividends to Shareholders:
From net investment income	(1,563,115)	—

Change in net assets resulting from dividends to shareholders	(1,563,115)	—

Capital Transactions:
Proceeds from shares issued	35,865,608	76,301,285
Proceeds from dividends reinvested	1,563,115	—
Value of shares redeemed	(91,682,530)	(84,614,394)

Change in net assets resulting from capital transactions	(54,253,807)	(8,313,109)

Change in net assets	(80,759,867)	101,576,754
Net Assets:
Beginning of period	456,423,062	354,846,308

End of period	$375,663,195	$456,423,062

Accumulated net investment income/(loss)	$(1,092)	$54,127

Share Transactions:
Shares issued	2,427,253	6,298,666
Dividends reinvested	108,474	—
Shares redeemed	(6,221,602)	(7,270,899)

Change in shares	(3,685,875)	(972,233)

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Morgan Stanley Mid Cap Growth Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$14.31	$10.80	$6.85	$15.59	$13.48

Investment Activities:
Net Investment Income/(Loss)(a)	(0.04)	0.01	(0.02)	— (a)	0.03
Net Realized and Unrealized Gains/(Losses) on Investments	(0.90)	3.50	3.97	(7.01)	2.89

Total from Investment Activities	(0.94)	3.51	3.95	(7.01)	2.92

Dividends to Shareholders From:
Net Investment Income	(0.05)	—	—	(0.03)	— (a)
Net Realized Gains	—	—	—	(1.69)	(0.81)
Return of Capital	—	—	—	(0.01)	—

Total Dividends	(0.05)	—	—	(1.73)	(0.81)

Net Asset Value, End of Period	$13.32	$14.31	$10.80	$6.85	$15.59

Total Return(b)	(6.57)%	32.50%	57.66%	(48.52)%	22.19%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$375,663	$456,423	$354,846	$229,647	$559,566
Net Investment Income/(Loss)	(0.20)%	0.07%	(0.18)%	(0.07)%	0.31%
Expenses Before Reductions(c)	1.14%	1.15%	1.17%	1.15%	1.18%
Expenses Net of Reductions	1.12%	1.09%	1.11%	1.10%	1.12%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)	1.13%	1.10%	1.13%	1.11%	1.14%
Portfolio Turnover Rate	32%	42%	40%	41%	72%

(a)	Represents less than $0.005.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Morgan Stanley Mid Cap Growth Fund

Notes to the Financial Statements

December 31, 2011

1.	Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Morgan Stanley Mid Cap Growth Fund (the “Fund”). The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

—	AZL Allianz AGIC Opportunity Fund
—	AZL BlackRock Capital Appreciation Fund
—	AZL Columbia Mid Cap Value Fund
—	AZL Columbia Small Cap Value Fund
—	AZL Davis New York Venture Fund (formerly AZL Davis NY Venture Fund)
—	AZL Dreyfus Equity Growth Fund
—	AZL Eaton Vance Large Cap Value Fund
—	AZL Enhanced Bond Index Fund
—	AZL Franklin Small Cap Value Fund
—	AZL Franklin Templeton Founding Strategy Plus Fund
—	AZL Gateway Fund
—	AZL International Index Fund
—	AZL Invesco Equity and Income Fund (formerly AZL Van Kampen Equity and Income Fund)
—	AZL Invesco Growth and Income Fund (formerly AZL Van Kampen Growth and Income Fund)
—	AZL Invesco International Equity Fund
—	AZL JPMorgan International Opportunities Fund (formerly AZL Morgan Stanley International Equity Fund)
—	AZL JPMorgan U.S. Equity Fund
—	AZL MFS Investors Trust Fund
—	AZL Mid Cap Index Fund
—	AZL Money Market Fund
—	AZL Morgan Stanley Global Real Estate Fund
—	AZL Morgan Stanley Mid Cap Growth Fund
—	AZL NFJ International Value Fund
—	AZL Russell 1000 Growth Index Fund
—	AZL Russell 1000 Value Index Fund
—	AZL S&P 500 Index Fund
—	AZL Schroder Emerging Markets Equity Fund
—	AZL Small Cap Stock Index Fund
—	AZL Turner Quantitative Small Cap Growth Fund

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Morgan Stanley Mid Cap Growth Fund

Notes to the Financial Statements, continued

December 31, 2011

foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Morgan Stanley Mid Cap Growth Fund

Notes to the Financial Statements, continued

December 31, 2011

least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities) and is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Allianz Investment Management LLC (the “Manager”) to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2011 are presented on the Fund’s Schedule of Portfolio Investments (“Schedule”). The average outstanding amount of securities on loan was $111.8 million for the year ended December 31, 2011.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $129,905 during the year ended December 31, 2011. These fees have been netted against Income from Securities Lending on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments that the Fund may utilize, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2011, the Fund entered into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. As of December 31, 2011, the Fund did not hold any forward currency contracts. During the year ended December 31, 2011, the Fund had limited activity in these transactions.

Futures Contracts

During the year ended December 31, 2011, the Fund did not enter into any futures contracts. The Fund may enter into futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Morgan Stanley Mid Cap Growth Fund

Notes to the Financial Statements, continued

December 31, 2011

required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Summary of Derivative Instruments

There were no open derivative positions as of December 31, 2011.

The following is a summary of the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2011:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income
Foreign Exchange Contracts	Net realized gains/(losses) on forward currency contracts/change in unrealized appreciation/depreciation on investments	$428,277	$—

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement, between the Manager and Morgan Stanley Investment Management, Inc. (“MSIM”), MSIM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2013.

For the year ended December 31, 2011, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL Morgan Stanley Mid Cap Growth Fund	0.85%	1.30%

*	The fees payable to the Manager are based on a tiered structure for various net assets levels as follows: the first $100 million in assets at 0.85%, the next $150 million in assets at 0.80%, the next $250 million in assets at 0.775% and assets above $500 million at 0.75%. From January 1, 2011 through April 30, 2011, the Manager voluntarily reduced the management fees as follows: the first $100 million of assets at 0.80% and assets above $100 million at 0.75%. Effective May 1, 2011 the voluntary waiver was no longer in effect.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2011, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Morgan Stanley Mid Cap Growth Fund

Notes to the Financial Statements, continued

December 31, 2011

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2011, $6,614 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting and a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2011, actual Trustee compensation was $924,000 in total for both Trusts.

During the year ended December 31, 2011, the Fund paid approximately $1,802 to affiliated broker/dealers of the Subadviser on the execution of purchases and sales of the Fund’s portfolio investments.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Morgan Stanley Mid Cap Growth Fund

Notes to the Financial Statements, continued

December 31, 2011

—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Exchange traded futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2011 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks:
Hotels, Restaurants & Leisure	$7,578,585	$16,356,108	$—	$23,934,693
Internet Software & Services	28,631,339	2,005,860	—	30,637,199
Machinery	—	6,087,983	—	6,087,983
Metals & Mining	3,858,910	1,537,213	—	5,396,123
Professional Services	16,349,786	6,214,667	—	22,564,453
Wireless Telecommunication Services	—	3,579,275	—	3,579,275
All Other Common Stocks+	253,001,133	—	—	253,001,133

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Morgan Stanley Mid Cap Growth Fund

Notes to the Financial Statements, continued

December 31, 2011

	Level 1	Level 2	Level 3	Total
Investment Securities:
Private Placements:
Internet & Catalog Retail	$—	$8,036,953	$1,101,072	$9,138,025
Internet Software & Services	—	1,975,377	—	1,975,377
All Other Private Placements+	—	—	4,322,742	4,322,742
Securities Held as Collateral for Securities on Loan	—	96,383,080	—	96,383,080
Unaffiliated Investment Company	15,071,128	—	—	15,071,128

Total Investment Securities	324,490,881	142,176,516	5,423,814	472,091,211

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

As of December 31, 2011, the AZL Morgan Stanley Mid Cap Growth Fund held securities that were valued in good faith pursuant to procedures approved by the Board of Trustees. The Better Place LLC private placement was valued at original cost. The Peixe Urbano, Inc. private placement was valued at original cost, which was supported by a discounted cash flow analysis, trading multiples of comparable public companies, and certain merger/acquisition transaction valuations. The Workday, Inc. private placement was valued at original cost, which was supported by a discounted cash flow analysis and the trading multiples of comparable publicly traded software companies.

The Fund recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1, 2 or 3 as of December 31, 2011.

The following is a reconciliation of Level 3 investments based on the inputs used to determine fair value:

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of December 31, 2010	Net realized gains/ (losses)	Change in unrealized appreciation/ depreciation	Gross purchases	Transfers in/(out) of Level 3	Balance as of December 31, 2011
Investment Securities:
Common Stocks:
Internet & Catalog Retail	$3,356,374	$—	$—	$—	$(3,356,374)	$—
Private Placements:
Internet & Catalog Retail	—	—	—	1,101,072	—	1,101,072
Software	—	—	—	607,056	—	607,056
Transportation Infrastructure	2,046,081	—	1,669,605	—	—	3,715,686

Total Investment Securities	$5,402,455	$—	$1,669,605	$1,708,128	$(3,356,374)	$5,423,814

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Adoption of ASU 2011-04 will have no effect on the Fund’s net assets. At this time, management is evaluating the impact of ASU 2011-04 on the financial statement disclosures.

5.	Security Purchases and Sales

For the year ended December 31, 2011, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Morgan Stanley Mid Cap Growth Fund	$140,153,461	$207,569,070

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Morgan Stanley Mid Cap Growth Fund

Notes to the Financial Statements, continued

December 31, 2011

6.	Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Trustees. Not all restricted securities are considered illiquid. At December 31, 2011, the Fund held restricted securities representing 4.1% of net assets, all of which have been deemed illiquid. The restricted illiquid securities held as of December 31, 2011 are presented in the Fund’s Schedule of Portfolio Investments.

Security	Acquisition Date	Acquisition Cost	Shares	Fair Value	Percentage of Net Assets
Better Place LLC	1/25/10	$2,046,081	818,433	$3,715,686	1.0%
Groupon, Inc.	12/16/10	3,356,374	424,992	8,036,953	2.1
Peixe Urbano, Inc.	12/2/11	1,101,072	33,446	1,101,072	0.3
Workday, Inc.	10/12/11	607,056	45,781	607,056	0.2
Zynga, Inc.	2/17/11	3,272,263	233,248	1,975,377	0.5

7.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2011 is $441,237,987. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$67,352,054
Unrealized depreciation	(36,498,830)

Net unrealized appreciation	$30,853,224

During the year ended December 31, 2011, the Fund utilized $38,660,583 in CLCFs to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2011 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Morgan Stanley Mid Cap Growth Fund	$1,563,097	$18	$1,563,115

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

During the year ended December 31, 2010 there were no dividends paid to shareholders.

As of December 31, 2011, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Unrealized Appreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Morgan Stanley Mid Cap Growth Fund	$—	$20,211,935	$30,850,450	$51,062,385

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Morgan Stanley Mid Cap Growth Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio

February 24, 2012

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2011, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser

21

may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2011. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 19, 2011, and at an “in person” Board of Trustees meeting held October 26, 2011. The Agreements were approved at the Board meeting of October 26, 2011. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2013. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager and Subadvisers.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

22

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2)  The investment performance of the Funds, the Manager and the Subadvisers.  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 26, 2011, the Manager reported that for the three year period ended June 30, 2011, ten Funds were in the top 40%, six were in the middle 20% and five were in the bottom 40%, and for the one year period ended June 30, 2011, nine Funds were in the top 40%, eight were in the middle 20%, and 11 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2011, nine Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40%. At the Board of Trustees meeting held October 26, 2011, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 29 Funds reviewed by the Board of Trustees in the fall of 2011, 24 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2012 for the 29 Funds was as follows: (1) 21 of the Funds had total expense rankings at or below the 50th percentile; (2) three of the Funds were between the 50th and 65th percentiles; (3) for three of the Funds with expense ranks above the 65th percentile, the Manager recommended, and the Board of Trustees approved, temporary management fee waivers effective May 1, 2012, which are expected to reduce such rankings to the 65th percentile or below; (4) for one Fund with an expense rank above the 65th percentile, the Manager expects such Fund to be below the 65th percentile in 2012 because of greater Fund assets; and (5) for one Fund with an expense rank above the 65th percentile, the Manager reported that the peer group makes for poor comparability.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2009 through June 30, 2011. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

23

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2011 were approximately $6.2 billion, and that no single non-money market Fund had assets in excess of $428 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2012, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

24

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc., 2005 to present; EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	42	Argus Group Holdings; Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 54 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	42	Luther College
Roger Gelfenbien, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	42	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, 2012 to present; General Partner of Fairview Capital, L.P., 1994 to present	42	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to present; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002; Consultant to Hartford Insurance Co., 2001	42	None
Peter W. McClean, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	42	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	42	Connecticut Water Service, Inc.

25

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the Fund Complex During Past 5 Years
Robert DeChellis, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	42	None
Brian Muench, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	42	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Allianz Life from April 2011, to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.
Michael Radmer, Age 66 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/04	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007; Vice President, Fund Administration, Columbia Management, July 2002 to December 2005.
Stephen G. Simon, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

26

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1211 2/12

AZL® NFJ International Value Fund

Annual Report

December 31, 2011

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® NFJ International Value Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® NFJ International Value Fund and NFJ Investment Group LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2011?

For the year ended December 31, 2011 the AZL® NFJ International Value Fund returned –10.92%. That compared to a –11.73% total return for its benchmark the MSCI EAFE Index1.

Global markets suffered during the year. Investor concerns over the size and scope of the European sovereign debt crisis contributed to that weak performance, as did global events such as the March earthquake and tsunami in Japan and the “Arab spring”2 that played out in several Middle East countries. As a result, investors sought out relatively safe areas of the market, including fixed-income securities and high-quality dividend-paying stocks. International stocks—both in developed and developing markets—did not perform well on an absolute basis during the year.

The Fund’s performance, relative to its benchmark benefited from individual stock selection in the financial sector. Despite poor performance by the sector as a whole, investors rewarded firms that exhibited financial strength in a sector buffeted by headwinds. The Fund also benefited from an underweight position relative to its benchmark in the financial sector. An overweight position in the telecom sector also helped the Fund’s relative returns, as that sector performed well during the period. However, those gains were somewhat offset by poor selection among individual telecom stocks.*

In the face of the volatility and uncertainty in Europe during the year, individual stock selection in the U.K., Europe and emerging markets helped enhance the Fund’s relative returns. The Funds’ overweight positions in the U.K. and in emerging markets were a boost to performance, relative to its benchmark.*

Stock selection in the utilities sector boosted the Fund’s return. One particular holding—a Brazilian utility—benefited from an improving economy in that country and was a significant contributor to the Fund’s outperformance. In addition, materials stocks helped the Fund’s relative performance, thanks in large part to outsized gains in the price of gold and continued demand for paper products.*

Individual holdings in Japan detracted from relative performance, though the Fund’s underweight position in that country helped performance, relative to the benchmark. Currency exposure negatively impacted the portfolio, as exchange rates ebbed and flowed along with the volatility and weakness in global markets.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2011.
[1]

The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. Investors cannot invest directly in an index.

[2]	Arab spring is a revolutionary wave of demonstrations and protests occurring in Arab countries.

1

AZL® NFJ International Value Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is long-term growth of capital and income. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 65% of its net assets, plus any borrowings for investment purposes, in equity securities of non-U.S. companies with market capitalizations greater than $1 billion.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2011

	1 Year	Since Inception (5/1/09)
AZL® NFJ International Value Fund	–10.92%	11.54%
MSCI EAFE Index (gross of withholding taxes)	–11.73%	10.33%
MSCI EAFE Index (net of withholding taxes)	–12.14%	9.85%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio

Gross
AZL® NFJ International Value Fund	1.22%

The above expense ratios are based on the current Fund prospectus dated May 1, 2011. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.45% through April 30, 2013. Additional information pertaining to the December 31, 2011 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index, which is an unmanaged free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Index noted as “gross of withholding taxes” do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Index noted as “net of withholding taxes” reflect the reinvestment of dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL NFJ International Value Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL NFJ International Value Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only. Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period** 7/1/11 - 12/31/11
AZL NFJ International Value Fund	$1,000.00	$860.80	$5.96	1.27%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period** 7/1/11 - 12/31/11
AZL NFJ International Value Fund	$1,000.00	$1,018.80	$6.46	1.27%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
**	Excludes expense paid indirectly.

Portfolio Composition

(Unaudited)

Investments	Percent of net assets+
Financials	19.0%
Energy	13.4
Securities Held as Collateral for Securities on Loan	12.6
Materials	11.8
Consumer Staples	9.6
Industrials	8.7
Telecommunication Services	8.2
Utilities	7.1
Information Technology	6.7
Health Care	6.2
Consumer Discretionary	5.1
Unaffiliated Investment Company	4.0

Total	112.4%

+	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL NFJ International Value Fund

Schedule of Portfolio Investments

December 31, 2011

Shares		Fair Value

Common Stocks (95.8%):
Aerospace & Defense (1.7%):
90,750	BAE Systems plc, Sponsored ADR^	$1,602,645

Airlines (1.7%):
923,000	Cathay Pacific Airways, Ltd.	1,585,406

Automobiles (2.2%):
135,500	Fuji Heavy Industries, Ltd., ADR	1,631,420
24,600	PSA Peugeot Citroen SA^	383,557

		2,014,977

Beverages (3.2%):
24,900	Diageo plc, Sponsored ADR^	2,176,758
17,100	Heineken NV	789,335

		2,966,093

Building Products (0.9%):
96,500	Asahi Glass Co., Ltd., ADR	797,090

Capital Markets (1.4%):
55,100	Credit Suisse Group AG, Registered Shares	1,293,281

Chemicals (3.4%):
23,800	Agrium, Inc.^	1,597,218
43,500	Nitto Denko Corp., ADR	1,545,555

		3,142,773

Commercial Banks (10.6%):
82,400	Australia & New Zealand Banking Group, Ltd., Sponsored ADR^	1,715,568
95,200	Banco Bradesco SA, ADR^	1,587,936
48,400	Barclays plc, Sponsored ADR^	531,916
1,317,000	Mizuho Financial Group, Inc.	1,777,777
24,500	Toronto-Dominion Bank (The)^	1,832,845
65,400	United Overseas Bank, Ltd., Sponsored ADR	1,540,824
33,775	Woori Finance Holdings Co., Ltd., ADR	824,786

		9,811,652

Diversified Telecommunication Services (5.3%):
152,900	France Telecom SA, Sponsored ADR^	2,394,414
144,500	Tele Norte Leste Participacoes SA, Sponsored ADR^	1,374,195
67,400	Telstra Corp., Ltd., Sponsored ADR	1,149,170

		4,917,779

Electric Utilities (2.8%):
123,600	CIA Paranaense de Energia, Sponsored ADR	2,593,128

Electronic Equipment, Instruments & Components (2.3%):
399,800	Hitachi, Ltd.	2,096,123

Energy Equipment & Services (1.2%):
32,500	Seadrill, Ltd.	1,085,003

Food & Staples Retailing (1.7%):
27,700	Delhaize Group, Sponsored ADR	1,558,402

Shares		Fair Value

Common Stocks, continued
Food Products (2.3%):
62,100	Unilever plc, Sponsored ADR	$2,081,592

Industrial Conglomerates (0.7%):
46,200	Koc Holding AS, ADR	687,456

Insurance (6.9%):
59,100	Axis Capital Holdings, Ltd.	1,888,836
67,600	Manulife Financial Corp.	717,912
15,400	RenaissanceRe Holdings, Ltd.	1,145,298
115,900	Zurich Financial Services AG, Sponsored ADR^	2,628,612

		6,380,658

IT Services (0.9%):
25,600	Cap Gemini SA	796,195

Machinery (1.6%):
88,500	Tata Motors, Ltd., Sponsored ADR^	1,495,650

Media (2.1%):
169,700	Reed Elsevier NV	1,973,491

Metals & Mining (6.4%):
18,800	POSCO, Sponsored ADR	1,543,480
33,200	Rio Tinto plc, Sponsored ADR	1,624,144
31,300	Vale SA, Sponsored ADR	671,385
137,500	Yamana Gold, Inc.	2,019,875

		5,858,884

Multiline Retail (0.8%):
75,250	Marks & Spencer Group plc, Sponsored ADR	716,380

Oil, Gas & Consumable Fuels (12.2%):
987,950	China Petroleum & Chemical Corp. (Sinopec), H Shares	1,038,108
48,500	Nexen, Inc.	771,635
31,700	Petroleo Brasileiro SA, ADR	787,745
41,400	Royal Dutch Shell plc, ADR	3,025,926
61,700	Sasol, Ltd., Sponsored ADR	2,924,580
77,700	Statoil ASA, Sponsored ADR^	1,989,897
34,700	Yanzhou Coal Mining Co., Ltd., Sponsored ADR^	735,987

		11,273,878

Paper & Forest Products (2.1%):
129,600	Svenska Cellulosa AB, Sponsored ADR	1,903,824

Pharmaceuticals (6.2%):
62,600	AstraZeneca plc, Sponsored ADR^	2,897,754
26,900	Sanofi-Aventis	1,968,066
20,000	Teva Pharmaceutical Industries, Ltd., Sponsored ADR	807,200

		5,673,020

Semiconductors & Semiconductor Equipment (2.5%):
28,500	ASML Holding NV	1,194,268
85,700	Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	1,106,387

		2,300,655

continued

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL NFJ International Value Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Software (1.1%):
55,400	Sage Group plc (The), ADR	$1,007,172

Tobacco (2.4%):
58,900	Imperial Tobacco Group plc	2,225,980

Trading Companies & Distributors (2.0%):
6,100	Mitsui & Co., Ltd., Sponsored ADR	1,887,950

Water Utilities (4.3%):
71,200	Companhia de Saneamento Basico do Estado de Sao Paulo, Sponsored ADR*	3,962,280

Wireless Telecommunication Services (2.9%):
170	KDDI Corp.	1,094,648
113,300	SK Telecom Co., Ltd., ADR	1,542,013

		2,636,661

Total Common Stocks (Cost $91,570,025)		88,326,078

Shares or Principal Amount		Fair Value

Securities Held as Collateral for Securities on Loan (12.6%):
$11,602,391	Allianz Variable Insurance Products Securities Lending Collateral Trust(a)	$11,602,391

Total Securities Held as Collateral for Securities on Loan (Cost $11,602,391)		11,602,391

Unaffiliated Investment Company (4.0%):
3,731,277	Dreyfus Treasury Prime Cash Management, 0.00%(b)	3,731,277

Total Unaffiliated Investment Company (Cost $3,731,277)		3,731,277

Total Investment Securities (Cost $106,903,693)(c) — 112.4%		103,659,746
Net other assets (liabilities) — (12.4)%		(11,468,465)

Net Assets — 100.0%		$92,191,281

Percentages indicated are based on net assets as of December 31, 2011.

ADR—American Depositary Receipt

*	Non-income producing security

^	This security or a partial position of the security was on loan as of December 31, 2011. The total value of securities on loan as of December 31, 2011 was $11,317,215.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2011.

(b)	The rate represents the effective yield at December 31, 2011.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2011:

Country	Percentage
Australia	2.8%
Belgium	1.5
Bermuda	4.0
Brazil	10.6
Canada	6.7
China	1.0
France	5.3
Hong Kong	1.5
India	1.4
Israel	0.8
Japan	10.4
Netherlands	3.8
Norway	1.9
Republic of Korea (South)	3.8
Singapore	1.5
South Africa	2.8
Sweden	1.8
Switzerland	3.8
Taiwan	1.1
Turkey	0.7
United Kingdom	17.3
United States	15.5

100.0%

See accompanying notes to the financial statements.

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL NFJ International Value Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investment securities, at cost	$106,903,693

Investment securities, at value*	$103,659,746
Cash	4,004
Interest and dividends receivable	97,508
Foreign currency, at value (cost $89,094)	89,436
Receivable for capital shares issued	4,666
Receivable for expenses paid indirectly	120
Reclaims receivable	67,173
Prepaid expenses	627

Total Assets	103,923,280

Liabilities:
Payable for capital shares redeemed	23,615
Payable for collateral received on loaned securities	11,602,391
Manager fees payable	69,946
Administration fees payable	4,549
Distribution fees payable	19,429
Custodian fees payable	2,105
Administrative and compliance services fees payable	946
Trustee fees payable	51
Other accrued liabilities	8,967

Total Liabilities	11,731,999

Net Assets	$92,191,281

Net Assets Consist of:
Capital	$72,877,138
Accumulated net investment income/(loss)	2,924,226
Accumulated net realized gains/(losses) from investment transactions	19,633,538
Net unrealized appreciation/(depreciation) on investments	(3,243,621)

Net Assets	$92,191,281

Shares of beneficial interest (unlimited number of shares authorized, no par value)	7,595,981
Net Asset Value (offering and redemption price per share)	$12.14

*	Includes securities on loan of $11,317,215.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income:
Dividends	$4,354,824
Income from securities lending	98,863
Foreign withholding tax	(24,929)

Total Investment Income	4,428,758

Expenses:
Manager fees	1,101,667
Administration fees	60,227
Distribution fees	306,018
Custodian fees	14,702
Administrative and compliance services fees	5,659
Trustee fees	9,434
Professional fees	9,627
Shareholder reports	2,907
Other expenses	5,354

Total expenses before reductions	1,515,595
Less expenses voluntarily waived/reimbursed by the Manager	(57,435)
Less expenses paid indirectly	(28,327)

Net expenses	1,429,833

Net Investment Income/(Loss)	2,998,925

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	20,782,961
Net realized gains/(losses) on forward currency contracts	(98,297)
Change in unrealized appreciation/depreciation on investments	(29,460,333)

Net Realized/Unrealized Gains/(Losses) on Investments	(8,775,669)

Change in Net Assets Resulting From Operations	$(5,776,744)

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets

	AZL NFJ International Value Fund
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Change in Net Assets:
Operations:
Net investment income/(loss)	$2,998,925	$2,476,065
Net realized gains/(losses) on investment transactions	20,684,664	2,658,222
Change in unrealized appreciation/depreciation on investments	(29,460,333)	9,202,936

Change in net assets resulting from operations	(5,776,744)	14,337,223

Dividends to Shareholders:
From net investment income	(2,475,944)	(927,757)
From net realized gains on investments	(3,784,157)	(2,756,613)

Change in net assets resulting from dividends to shareholders	(6,260,101)	(3,684,370)

Capital Transactions:
Proceeds from shares issued	20,169,615	88,419,038
Proceeds from dividends reinvested	6,260,101	3,684,370
Value of shares redeemed	(89,376,307)	(13,889,193)

Change in net assets resulting from capital transactions	(62,946,591)	78,214,215

Change in net assets	(74,983,436)	88,867,068
Net Assets:
Beginning of period	167,174,717	78,307,649

End of period	$92,191,281	$167,174,717

Accumulated net investment income/(loss)	$2,924,226	$2,475,944

Share Transactions:
Shares issued	1,414,947	6,469,520
Dividends reinvested	518,220	274,953
Shares redeemed	(5,748,943)	(1,047,201)

Change in shares	(3,815,776)	5,697,272

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL NFJ International Value Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,		May 1, 2009 to December 31, 2009(a)
	2011	2010
Net Asset Value, Beginning of Period	$14.65	$13.70	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.53	0.15	0.16
Net Realized and Unrealized Gains/(Losses) on Investments	(2.13)	1.15	3.54

Total from Investment Activities	(1.60)	1.30	3.70

Dividends to Shareholders From:
Net Investment Income	(0.36)	(0.09)	—
Net Realized Gains	(0.55)	(0.26)	—

Total Dividends	(0.91)	(0.35)	—

Net Asset Value, End of Period	$12.14	$14.65	$13.70

Total Return(b)	(10.92)%	9.67%	37.00	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$92,191	$167,175	$78,308
Net Investment Income/(Loss)(d)	2.45%	2.01%	2.01%
Expenses Before Reductions(d)(e)	1.24%	1.21%	1.33%
Expenses Net of Reductions(d)	1.17%	1.10%	1.20%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)(f)	1.19%	1.11%	1.23%
Portfolio Turnover Rate	43%	29%	25	%(c)

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(f)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL NFJ International Value Fund

Notes to the Financial Statements

December 31, 2011

1.	Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL NFJ International Value Fund (the “Fund”). The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

—	AZL Allianz AGIC Opportunity Fund
—	AZL BlackRock Capital Appreciation Fund
—	AZL Columbia Mid Cap Value Fund
—	AZL Columbia Small Cap Value Fund
—	AZL Davis New York Venture Fund (formerly AZL Davis NY Venture Fund)
—	AZL Dreyfus Equity Growth Fund
—	AZL Eaton Vance Large Cap Value Fund
—	AZL Enhanced Bond Index Fund
—	AZL Franklin Small Cap Value Fund
—	AZL Franklin Templeton Founding Strategy Plus Fund
—	AZL Gateway Fund
—	AZL International Index Fund
—	AZL Invesco Equity and Income Fund (formerly AZL Van Kampen Equity and Income Fund)
—	AZL Invesco Growth and Income Fund (formerly AZL Van Kampen Growth and Income Fund)
—	AZL Invesco International Equity Fund
—	AZL JPMorgan International Opportunities Fund (formerly AZL Morgan Stanley International Equity Fund)
—	AZL JPMorgan U.S. Equity Fund
—	AZL MFS Investors Trust Fund
—	AZL Mid Cap Index Fund
—	AZL Money Market Fund
—	AZL Morgan Stanley Global Real Estate Fund
—	AZL Morgan Stanley Mid Cap Growth Fund
—	AZL NFJ International Value Fund
—	AZL Russell 1000 Growth Index Fund
—	AZL Russell 1000 Value Index Fund
—	AZL S&P 500 Index Fund
—	AZL Schroder Emerging Markets Equity Fund
—	AZL Small Cap Stock Index Fund
—	AZL Turner Quantitative Small Cap Growth Fund

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL NFJ International Value Fund

Notes to the Financial Statements, continued

December 31, 2011

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL NFJ International Value Fund

Notes to the Financial Statements, continued

December 31, 2011

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities) and is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Allianz Investment Management LLC (the “Manager”) to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2011 are presented on the Fund’s Schedule of Portfolio Investments (“Schedule”). The average outstanding amount of securities on loan was $14.8 million for the year ended December 31, 2011.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $7,688 during the year ended December 31, 2011. These fees have been netted against Income from Securities Lending on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments that the Fund may utilize, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2011, the Fund entered into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. As of December 31, 2011 the Fund did not hold any forward currency contracts. During the year ended December 31, 2011, the Fund had limited activity in these transactions.

Summary of Derivative Instruments

There were no open derivative positions as of December 31, 2011.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL NFJ International Value Fund

Notes to the Financial Statements, continued

December 31, 2011

The following is a summary of the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2011:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/ (Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income
Foreign Exchange Contracts	Net realized gains/(losses) on forward currency contracts/ change in unrealized appreciation/depreciation on investments	$(98,297)	$—

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an affiliated money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and NFJ Investment Group LLC (“NFJ”), NFJ provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2013.

For the year ended December 31, 2011, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL NFJ International Value Fund	0.90%	1.45%

*	From January 1, 2011 through April 30, 2011, the Manager voluntarily reduced the management fee to 0.80%. Effective May 1, 2011, the voluntary waiver was no longer in effect.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2011, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL NFJ International Value Fund

Notes to the Financial Statements, continued

December 31, 2011

next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2011, $1,951 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting and a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2011, actual Trustee compensation was $924,000 in total for both Trusts.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL NFJ International Value Fund

Notes to the Financial Statements, continued

December 31, 2011

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Exchange traded futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2011, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL NFJ International Value Fund

Notes to the Financial Statements, continued

December 31, 2011

The following is a summary of the valuation inputs used as of December 31, 2011 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks:
Airlines	$—	$1,585,406	—	$1,585,406
Automobiles	1,631,420	383,557	—	2,014,977
Beverages	2,176,758	789,335	—	2,966,093
Capital Markets	—	1,293,281	—	1,293,281
Commercial Banks	8,033,875	1,777,777	—	9,811,652
Electronic Equipment, Instruments & Components	—	2,096,123	—	2,096,123
Energy Equipment & Services	—	1,085,003	—	1,085,003
IT Services	—	796,195	—	796,195
Media	—	1,973,491	—	1,973,491
Oil, Gas & Consumable Fuels	10,235,770	1,038,108	—	11,273,878
Pharmaceuticals	3,704,954	1,968,066	—	5,673,020
Semiconductors & Semiconductor Equipment	1,106,387	1,194,268	—	2,300,655
Tobacco	—	2,225,980	—	2,225,980
Wireless Telecommunication Services	1,542,013	1,094,648	—	2,636,661
All Other Common Stocks+	40,593,663	—	—	40,593,663
Securities Held as Collateral for Securities on Loan	—	11,602,391	—	11,602,391
Unaffiliated Investment Company	3,731,277	—	—	3,731,277

Total Investment Securities	$72,756,117	$30,903,629	$—	$103,659,746

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

The Fund recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1, 2 or 3 as of December 31, 2011.

In May 2011, the FASB issued ASU No. 2011- 04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011- 04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011- 04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011- 04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periodsbeginning after December 15, 2011. Adoption of ASU 2011-04 will have no effect on the Fund’s net assets. At this time, management is evaluating the impact of ASU 2011- 04 on the financial statement disclosures.

5.	Security Purchases and Sales

For the year ended December 31, 2011, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL NFJ International Value Fund	$52,693,634	$115,043,815

6.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL NFJ International Value Fund

Notes to the Financial Statements, continued

December 31, 2011

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2011 is $106,989,758. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$7,513,914
Unrealized depreciation	(10,843,926)

Net unrealized depreciation	$(3,330,012)

The tax character of dividends paid to shareholders during the year ended December 31, 2011 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL NFJ International Value Fund	$3,185,724	$3,074,377	$6,260,101

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2010 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL NFJ International Value Fund	$3,684,370	$—	$3,684,370

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2011, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL NFJ International Value Fund	$4,545,081	$18,098,748	$(3,329,686)	$19,314,143

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL NFJ International Value Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio

February 24, 2012

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2011, 6.30% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2011, the Fund declared net long-term capital gain distributions of $3,074,377.

During the year ended December 31, 2011, the Fund declared net short-term capital gain distributions of $709,780.

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its

20

affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2011. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 19, 2011, and at an “in person” Board of Trustees meeting held October 26, 2011. The Agreements were approved at the Board meeting of October 26, 2011. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2013. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager and Subadvisers.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted

21

that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2)  The investment performance of the Funds, the Manager and the Subadvisers.  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 26, 2011, the Manager reported that for the three year period ended June 30, 2011, ten Funds were in the top 40%, six were in the middle 20% and five were in the bottom 40%, and for the one year period ended June 30, 2011, nine Funds were in the top 40%, eight were in the middle 20%, and 11 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2011, nine Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40%. At the Board of Trustees meeting held October 26, 2011, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 29 Funds reviewed by the Board of Trustees in the fall of 2011, 24 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2012 for the 29 Funds was as follows: (1) 21 of the Funds had total expense rankings at or below the 50th percentile; (2) three of the Funds were between the 50th and 65th percentiles; (3) for three of the Funds with expense ranks above the 65th percentile, the Manager recommended, and the Board of Trustees approved, temporary management fee waivers effective May 1, 2012, which are expected to reduce such rankings to the 65th percentile or below; (4) for one Fund with an expense rank above the 65th percentile, the Manager expects such Fund to be below the 65th percentile in 2012 because of greater Fund assets; and (5) for one Fund with an expense rank above the 65th percentile, the Manager reported that the peer group makes for poor comparability.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2009 through June 30, 2011. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful

22

profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2011 were approximately $6.2 billion, and that no single non-money market Fund had assets in excess of $428 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2012, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

23

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc., 2005 to present; EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	42	Argus Group Holdings; Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 54 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	42	Luther College
Roger Gelfenbien, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	42	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, 2012 to present; General Partner of Fairview Capital, L.P., 1994 to present	42	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to present; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002; Consultant to Hartford Insurance Co., 2001	42	None
Peter W. McClean, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	42	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	42	Connecticut Water Service, Inc.

24

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the Fund Complex During Past 5 Years
Robert DeChellis, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	42	None
Brian Muench, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	42	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Allianz Life from April 2011, to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.
Michael Radmer, Age 66 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/04	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007; Vice President, Fund Administration, Columbia Management, July 2002 to December 2005.
Stephen G. Simon, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

25

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1211 2/12

AZL® Russell 1000 Growth Index Fund

Annual Report

December 31, 2011

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Russell 1000 Growth Index Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Russell 1000 Growth Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2011?

For the year ended December 31, 2011, the AZL® Russell 1000 Growth Index Fund returned 1.92%. That compared to a 2.64% total return for its benchmark, the Russell 1000® Growth Index1.

The Fund attempts to replicate the performance of the Russell 1000® Growth Index of large-cap growth U.S. stocks. U.S. equities delivered paltry rewards for the extreme volatility investors endured in 2011. Political turmoil, natural disasters and, above all, global debt problems led to market activity during the year that was characterized by a tug-of-war between assets perceived as high risk and those perceived as low risk. For the year, the 2.64% total return for the Russell 1000® Growth Index outperformed the 0.39% total return for the Russell 1000® Value Index2.

Stocks moved unevenly higher early in the year despite political upheaval spreading across the Middle East and North Africa regions and a sharp rise in oil and other commodity prices. March brought devastating natural disasters in Japan, resulting in global supply chain disruptions. However, equity markets were remarkably resilient as the global economic recovery appeared to be on track and investors gradually increased their appetite for risk. After peaking in late April, equities were met with a sharp reversal when the heightened possibility of Greece defaulting on its debt rekindled fears about the potential impact of the sovereign debt crisis spreading in Europe.

In the United States, a prolonged debt ceiling debate revealed the ineffectiveness of the nation’s policymakers and ultimately led to Standard & Poor’s decision to downgrade the U.S. government’s credit rating in early August. This announcement spurred one of the most volatile periods in trading history. Stock markets across the world whipsawed on hopes and fears driven by news flow. Equities swooned as debt problems in Europe spread to Italy and Spain, and global economic indicators grew increasingly bleak.

U.S. stocks staged a strong rebound in October as the domestic labor market improved and corporate profits continued to beat analyst expectations. Encouraging news from Europe also contributed to the rally. After months of deliberation, European leaders agreed upon a new plan to reduce Greece’s debt burden, recapitalize the region’s banks, and increase the size of the euro-zone bailout fund. However, a lack of definitive details about the rescue plan soon raised doubts among investors and thwarted the rally at the end of October. In November, political instability in Greece and Italy fueled uncertainty as to whether Europe’s leaders would be able to contain the crisis. In the United States, bickering lawmakers failed to reach an agreement on reducing the U.S. budget deficit, further undermining investors’ confidence in policymakers on both sides of the Atlantic. Market volatility softened in December with the support of global central bank actions and continued improvement in economic data.

U.S. stocks outperformed most international markets during the year due to their relative safety in a time of heightened uncertainty overseas. Dividend-paying stocks performed particularly well as investors sought yield in a low-interest rate environment. Among sectors in the benchmark, utilities performed strongest in 2011. The defensive consumer staples sector performed well, as did health care stocks, which benefited from increased merger and acquisition activity. The more cyclical materials and industrials sectors saw the largest losses of the sectors in the Fund’s benchmark, followed by financials, which was battered by the world’s debt problems.*

The underperformance of the Fund compared to its benchmark was the result of Fund expenses that are not incurred by the benchmark.

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2011.
[1]

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

[2]

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Investors cannot invest directly in an index.

1

AZL® Russell 1000 Growth Index Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to match the total return of the Russell 1000® Growth Index. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in all stocks in the Index in proportion to their weighting in the Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be susceptible to rapid price savings or to adverse developments in certain sectors of the market.

The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance. In addition, factors such as Fund expenses, selection of a representative portfolio, changes in the composition of the Index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the Index and the Fund’s performance.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Returns as of December 31, 2011

		Since
	1	Inception
	Year	(4/30/10)
AZL® Russell 1000 Growth Index Fund	1.92%	6.78%
Russell 1000® Growth Index	2.64%	7.73%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio

Gross
AZL® Russell 1000 Growth Index Fund	0.88%

The above expense ratios are based on the current Fund prospectus dated May 1, 2011. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.84% through April 30, 2013. Additional information pertaining to the December 31, 2011 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 1000® Growth Index, an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Growth Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Russell 1000 Growth Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only.Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period** 7/1/11 - 12/31/11
AZL Russell 1000 Growth Index Fund	$1,000.00	$958.00	$4.10	0.83%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period** 7/1/11 - 12/31/11
AZL Russell 1000 Growth Index Fund	$1,000.00	$1,021.02	$4.23	0.83%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
**	Excludes expense paid indirectly.

Portfolio Composition

(Unaudited)

Investments	Percent of net assets+
Information Technology	27.6%
Consumer Discretionary	14.1
Consumer Staples	12.6
Industrials	12.4
Energy	10.7
Health Care	10.5
Securities Held as Collateral for Securities on Loan	7.1
Materials	5.2
Financials	3.8
Unaffiliated Investment Company	1.6
Telecommunication Services	1.2
Utilities	0.2

Total	107.0%

+	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2011

Shares		Fair Value

Common Stocks (98.3%):
Aerospace & Defense (3.4%):
35	Alliant Techsystems, Inc.	$2,001
1,569	BE Aerospace, Inc.*	60,736
11,183	Boeing Co. (The)	820,273
876	Goodrich Corp.	108,361
13,440	Honeywell International, Inc.	730,464
3,950	Lockheed Martin Corp.	319,555
2,450	Precision Castparts Corp.	403,735
2,632	Rockwell Collins, Inc.^	145,734
381	Spirit AeroSystems Holdings, Inc., Class A*	7,917
854	TransDigm Group, Inc.*	81,711
14,785	United Technologies Corp.	1,080,636

		3,761,123

Air Freight & Logistics (1.2%):
2,828	C.H. Robinson Worldwide, Inc.^	197,338
3,628	Expeditors International of Washington, Inc.	148,603
319	FedEx Corp.	26,639
12,547	United Parcel Service, Inc., Class B	918,315
1,652	UTI Worldwide, Inc.	21,955

		1,312,850

Airlines (0.2%):
2,472	AMR Corp.*	865
434	Copa Holdings SA, Class A	25,463
8,689	Delta Air Lines, Inc.*	70,294
2,494	Southwest Airlines Co.	21,348
4,833	United Continental Holdings, Inc.*^	91,199

		209,169

Auto Components (0.5%):
1,871	BorgWarner, Inc.*^	119,258
2,440	Gentex Corp.	72,200
4,182	Goodyear Tire & Rubber Co.*	59,259
2,947	Johnson Controls, Inc.	92,123
2,191	O’Reilly Automotive, Inc.*	175,170
907	Tesla Motors, Inc.*^	25,904
45	Visteon Corp.*	2,247
1,165	WABCO Holdings, Inc.*	50,561

		596,722

Automobiles (0.5%):
35,699	Ford Motor Co.	384,121
4,036	Harley-Davidson, Inc.	156,880

		541,001

Beverages (4.2%):
1,494	Brown-Forman Corp., Class B	120,282
33,735	Coca-Cola Co. (The)	2,360,438
4,254	Coca-Cola Enterprises, Inc.	109,668
3,782	Dr Pepper Snapple Group, Inc.	149,313

Shares		Fair Value

Common Stocks, continued
Beverages, continued
1,196	Hansen Natural Corp.*	$110,200
26,991	PepsiCo, Inc.	1,790,853

		4,640,754

Biotechnology (2.1%):
3,140	Alexion Pharmaceuticals, Inc.*	224,510
2,234	Amylin Pharmaceuticals, Inc.*^	25,423
4,127	Biogen Idec, Inc.*	454,176
1,907	BioMarin Pharmaceutical, Inc.*^	65,563
7,904	Celgene Corp.*	534,311
2,527	Dendreon Corp.*^	19,205
13,441	Gilead Sciences, Inc.*	550,140
3,172	Human Genome Sciences, Inc.*^	23,441
1,466	Myriad Genetics, Inc.*	30,698
1,270	Pharmasset, Inc.*	162,814
1,246	Regeneron Pharmaceuticals, Inc.*^	69,066
873	United Therapeutics Corp.*^	41,249
3,115	Vertex Pharmaceuticals, Inc.*	103,449

		2,304,045

Building Products (0.1%):
23	Armstrong World Industries, Inc.*^	1,009
915	Lennox International, Inc.^	30,881
5,984	Masco Corp.	62,713

		94,603

Capital Markets (1.1%):
635	Affiliated Managers Group, Inc.*	60,928
724	BlackRock, Inc.^+	129,046
17,891	Charles Schwab Corp. (The)	201,453
1,988	Eaton Vance Corp.^	46,996
1,323	Federated Investors, Inc.^	20,043
2,475	Franklin Resources, Inc.	237,749
507	Greenhill & Co., Inc.^	18,440
1,921	Lazard, Ltd., Class A	50,157
455	LPL Investment Holdings, Inc.*^	13,896
2,447	SEI Investments Co.	42,456
4,437	T. Rowe Price Group, Inc.	252,687
3,742	TD Ameritrade Holding Corp.	58,562
1,459	Waddell & Reed Financial, Inc., Class A	36,139

		1,168,552

Chemicals (3.6%):
3,619	Air Products & Chemicals, Inc.	308,302
1,347	Airgas, Inc.	105,174
1,588	Albemarle Corp.	81,798
2,669	Celanese Corp., Series A	118,157
932	CF Industries Holdings, Inc.	135,121

continued

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Chemicals, continued
15,859	E.I. du Pont de Nemours & Co.	$726,025
2,433	Eastman Chemical Co.	95,033
5,123	Ecolab, Inc.	296,161
1,226	FMC Corp.	105,485
594	Huntsman Corp.	5,940
1,374	International Flavor & Fragrances, Inc.	72,025
909	Intrepid Potash, Inc.*^	20,571
56	KAR Auction Services, Inc.*	756
344	Kronos Worldwide, Inc.^	6,206
336	LyondellBasell Industries NV, Class A	10,917
9,153	Monsanto Co.	641,351
4,706	Mosaic Co. (The)	237,323
2,701	PPG Industries, Inc.	225,506
5,181	Praxair, Inc.	553,849
1,127	Rockwood Holdings, Inc.*	44,370
629	Scotts Miracle-Gro Co. (The), Class A^	29,368
2,081	Sigma Aldrich Corp.^	129,979
2,073	Solutia, Inc.*	35,821
208	Valspar Corp. (The)	8,106
1,114	W. R. Grace & Co.*	51,155
66	Westlake Chemical Corp.^	2,656

		4,047,155

Commercial Banks (0.2%):
5,882	Wells Fargo & Co.	162,108

Commercial Services & Supplies (0.3%):
122	Avery Dennison Corp.	3,499
968	Copart, Inc.*	46,357
148	Covanta Holding Corp.	2,026
2,846	Iron Mountain, Inc.^	87,657
1,467	Stericycle, Inc.*	114,309
1,705	Waste Connections, Inc.	56,504

		310,352

Communications Equipment (1.9%):
900	Acme Packet, Inc.*^	27,819
1,732	Ciena Corp.*^	20,957
1,386	F5 Networks, Inc.*	147,082
539	Harris Corp.	19,426
3,808	JDS Uniphase Corp.*	39,756
9,106	Juniper Networks, Inc.*	185,853
3,043	Polycom, Inc.*	49,601
28,509	QUALCOMM, Inc.	1,559,442
2,630	Riverbed Technology, Inc.*^	61,805

		2,111,741

Computers & Peripherals (6.9%):
15,790	Apple, Inc.*	6,394,950
20,601	Dell, Inc.*	301,393
35,136	EMC Corp.*	756,829

Shares		Fair Value

Common Stocks, continued
Computers & Peripherals, continued
145	Fusion-io, Inc.^	$3,509
2,110	NCR Corp.*	34,730
6,284	NetApp, Inc.*	227,921
1,518	QLogic Corp.*	22,770

		7,742,102

Construction & Engineering (0.2%):
973	Aecom Technology Corp.*	20,014
976	Chicago Bridge & Iron Co. NV	36,893
2,977	Fluor Corp.	149,594
164	KBR, Inc.	4,571

		211,072

Construction Materials (0.0%):
365	Martin Marietta Materials, Inc.^	27,525

Consumer Finance (0.5%):
10,856	American Express Co.	512,078
961	Discover Financial Services	23,064

		535,142

Containers & Packaging (0.3%):
2,870	Ball Corp.	102,488
2,675	Crown Holdings, Inc.*	89,827
1,556	Packaging Corp. of America	39,273
1,184	Rock-Tenn Co., Class A	68,317
846	Silgan Holdings, Inc.	32,689
444	Temple-Inland, Inc.	14,079

		346,673

Distributors (0.1%):
726	Genuine Parts Co.	44,431
2,494	LKQ Corp.*	75,020

		119,451

Diversified Consumer Services (0.2%):
1,901	Apollo Group, Inc., Class A*	102,407
161	Booz Allen Hamilton Holding Corp.*^	2,777
988	DeVry, Inc.	37,998
3,015	H&R Block, Inc.	49,235
441	ITT Educational Services, Inc.*^	25,089
490	Weight Watchers International, Inc.^	26,955

		244,461

Diversified Financial Services (0.4%):
929	CBOE Holdings, Inc.^	24,024
234	FleetCor Technologies, Inc.*	6,989
349	Green Dot Corp., Class A*^	10,896
1,256	IntercontinentalExchange, Inc.*	151,411
3,406	Moody’s Corp.^	114,714
2,054	MSCI, Inc., Class A*	67,638

5

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Diversified Financial Services, continued
271	NASDAQ OMX Group, Inc. (The)*	$6,642
1,366	NYSE Euronext	35,653

		417,967

Diversified Telecommunication Services (0.5%):
343	Level 3 Communications, Inc.*^	5,828
2,181	TW Telecom, Inc.*	42,268
10,919	Verizon Communications, Inc.	438,070
5,541	Windstream Corp.^	65,051

		551,217

Electric Utilities (0.1%):
873	ITC Holdings Corp.^	66,243

Electrical Equipment (1.1%):
2,748	AMETEK, Inc.	115,691
1,849	Cooper Industries plc, A Shares	100,123
12,836	Emerson Electric Co.	598,029
427	General Cable Corp.*^	10,679
131	GrafTech International, Ltd.*	1,788
658	Polypore International, Inc.*^	28,946
2,465	Rockwell Automation, Inc.	180,857
1,638	Roper Industries, Inc.	142,293
206	Thomas & Betts Corp.*	11,248

		1,189,654

Electronic Equipment, Instruments & Components (0.4%):
2,830	Amphenol Corp., Class A	128,454
282	Arrow Electronics, Inc.*	10,550
912	Dolby Laboratories, Inc., Class A*	27,825
2,730	FLIR Systems, Inc.^	68,441
506	IPG Photonics Corp.*^	17,138
2,769	Jabil Circuit, Inc.	54,439
1,520	National Instruments Corp.	39,444
2,096	Trimble Navigation, Ltd.*	90,966

		437,257

Energy Equipment & Services (2.8%):
256	Atwood Oceanics, Inc.*	10,186
2,955	Baker Hughes, Inc.	143,731
3,085	Cameron International Corp.*	151,751
324	CARBO Ceramics, Inc.^	39,959
780	Core Laboratories NV	88,881
549	Diamond Offshore Drilling, Inc.^	30,338
1,285	Dresser-Rand Group, Inc.*^	64,134
4,105	FMC Technologies, Inc.*^	214,404
15,626	Halliburton Co.	539,253
1,531	Helmerich & Payne, Inc.^	89,349
1,855	Oceaneering International, Inc.^	85,571
727	Oil States International, Inc.*	55,521

Shares		Fair Value

Common Stocks, continued
Energy Equipment & Services, continued
271	Patterson-UTI Energy, Inc.	$5,415
332	Rowan Cos., Inc.*	10,070
676	RPC, Inc.	12,337
23,171	Schlumberger, Ltd.	1,582,811
1,345	Superior Energy Services, Inc.*^	38,252
53	Tidewater, Inc.^	2,613

		3,164,576

Food & Staples Retailing (2.8%):
7,460	Costco Wholesale Corp.	621,567
7,310	Kroger Co. (The)	177,048
9,966	SYSCO Corp.	292,303
23,029	Wal-Mart Stores, Inc.	1,376,213
14,758	Walgreen Co.	487,899
2,641	Whole Foods Market, Inc.	183,761

		3,138,791

Food Products (1.3%):
640	Bunge, Ltd.	36,608
2,295	Campbell Soup Co.^	76,286
911	ConAgra Foods, Inc.	24,050
1,036	Corn Products International, Inc.	54,483
1,892	Flowers Foods, Inc.^	35,910
8,221	General Mills, Inc.	332,211
2,107	Green Mountain Coffee Roasters, Inc.*^	94,499
3,211	H.J. Heinz Co.^	173,522
1,937	Hershey Co.	119,668
1,233	Hormel Foods Corp.	36,115
3,929	Kellogg Co.	198,689
1,549	McCormick & Co.^	78,101
8,296	Sara Lee Corp.	156,960

		1,417,102

Gas Utilities (0.1%):
190	National Fuel Gas Co.	10,560
127	ONEOK, Inc.	11,010
2,328	QEP Resources, Inc.	68,211

		89,781

Health Care Equipment & Supplies (2.7%):
8,767	Baxter International, Inc.	433,791
3,736	Becton, Dickinson & Co.	279,154
1,463	C.R. Bard, Inc.	125,087
1,194	CareFusion Corp.*	30,340
197	Cooper Cos., Inc. (The)	13,892
4,522	Covidien plc	203,535
970	DENTSPLY International, Inc.^	33,940
1,959	Edwards Lifesciences Corp.*	138,501
811	Gen-Probe, Inc.*	47,946
974	Hill-Rom Holdings, Inc.^	32,814
980	IDEXX Laboratories, Inc.*^	75,421
672	Intuitive Surgical, Inc.*	311,143

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Health Care Equipment & Supplies, continued
15,772	Medtronic, Inc.	$603,279
2,614	ResMed, Inc.*^	66,396
938	Sirona Dental Systems, Inc.*	41,310
5,617	St. Jude Medical, Inc.	192,663
5,355	Stryker Corp.	266,197
974	Thoratec Corp.*	32,687
2,002	Varian Medical Systems, Inc.*^	134,394

		3,062,490

Health Care Providers & Services (1.9%):
506	AMERIGROUP Corp.*^	29,895
4,411	AmerisourceBergen Corp.	164,045
1,507	Brookdale Senior Living, Inc.*	26,207
2,995	Cardinal Health, Inc.	121,627
715	Catalyst Health Solutions, Inc.*	37,180
1,632	DaVita, Inc.*	123,722
8,338	Express Scripts, Inc.*	372,625
1,133	HCA Holdings, Inc.*	24,960
4,325	Health Management Associates, Inc., Class A*	31,875
838	Henry Schein, Inc.*	53,992
1,712	Laboratory Corp. of America Holdings*^	147,181
1,493	Lincare Holdings, Inc.^	38,385
4,306	McKesson, Inc.	335,481
6,828	Medco Health Solutions, Inc.*	381,685
825	MEDNAX, Inc.*	59,408
647	Patterson Companies, Inc.^	19,099
2,468	Quest Diagnostics, Inc.	143,292
424	Tenet Healthcare Corp.*^	2,175
1,545	Universal Health Services, Inc., Class B	60,039

		2,172,873

Health Care Technology (0.2%):
2,551	Allscripts Healthcare Solutions, Inc.*	48,316
2,428	Cerner Corp.*^	148,715
1,058	SXC Health Solutions Corp.*	59,756

		256,787

Hotels, Restaurants & Leisure (3.7%):
702	Bally Technologies, Inc.*^	27,771
1,267	Brinker International, Inc.	33,905
532	Chipotle Mexican Grill, Inc.*^	179,678
37	Choice Hotels International, Inc.^	1,408
2,331	Darden Restaurants, Inc.	106,247
361	Dunkin’ Brands Group, Inc.*^	9,018
64	Hyatt Hotels Corp., Class A*	2,409
2,599	International Game Technology	44,703
6,699	Las Vegas Sands Corp.*	286,248
4,295	Marriott International, Inc., Class A^	125,285

Shares		Fair Value

Common Stocks, continued
Hotels, Restaurants & Leisure, continued
443	Marriott Vacations Worldwide Corp.*^	$7,602
17,717	McDonald’s Corp.	1,777,547
1,228	MGM Resorts International*	12,808
496	Panera Bread Co., Class A*^	70,159
1,269	Royal Caribbean Cruises, Ltd.	31,433
12,801	Starbucks Corp.	588,974
3,333	Starwood Hotels & Resorts Worldwide, Inc.	159,884
1,353	Wynn Resorts, Ltd.	149,493
7,951	Yum! Brands, Inc.	469,188

		4,083,760

Household Durables (0.2%):
118	Garmin, Ltd.^	4,697
784	Harman International Industries, Inc.	29,823
1,816	Leggett & Platt, Inc.^	41,841
1,170	Tempur-Pedic International, Inc.*^	61,460
979	Tupperware Brands Corp.	54,795

		192,616

Household Products (1.3%):
940	Aaron’s, Inc.^	25,079
1,415	Church & Dwight Co., Inc.^	64,750
122	Clorox Co. (The)	8,120
7,531	Colgate-Palmolive Co.	695,789
5,878	Kimberly-Clark Corp.	432,386
3,194	Procter & Gamble Co. (The)	213,072

		1,439,196

Industrial Conglomerates (1.2%):
10,715	3M Co.	875,737
88	Carlisle Cos., Inc.	3,898
9,379	Danaher Corp.	441,188
3,447	McDermott International, Inc.*	39,675
253	Textron, Inc.^	4,678

		1,365,176

Insurance (0.0%):
468	Erie Indemnity Co., Class A	36,579
176	Validus Holdings, Ltd.	5,544

		42,123

Internet & Catalog Retail (1.4%):
6,206	Amazon.com, Inc.*	1,074,259
974	Expedia, Inc.^	28,265
556	Groupon, Inc.*	11,470
87	HomeAway, Inc.*^	2,023
946	Netflix, Inc.*^	65,548
848	Priceline.com, Inc.*	396,618
974	TripAdvisor, Inc.*	24,555

		1,602,738

7

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Internet Software & Services (3.1%):
2,904	Akamai Technologies, Inc.*	$93,741
10,748	eBay, Inc.*	325,987
801	Equinix, Inc.*	81,221
4,298	Google, Inc., Class A*	2,776,078
142	LinkedIn Corp., Class A*	8,947
1,761	Rackspace Hosting, Inc.*^	75,741
2,716	VeriSign, Inc.^	97,016
655	VistaPrint NV*^	20,043
985	WebMD Health Corp., Class A*^	36,987

		3,515,761

IT Services (6.4%):
11,026	Accenture plc, Class A	586,914
872	Alliance Data Systems Corp.*^	90,548
8,534	Automatic Data Processing, Inc.	460,921
2,032	Broadridge Financial Solutions, Inc.	45,822
5,196	Cognizant Technology Solutions Corp., Class A*	334,155
81	DST Systems, Inc.	3,687
1,966	Fiserv, Inc.*	115,483
1,663	Gartner, Inc.*	57,822
1,668	Genpact, Ltd.*	24,937
1,389	Global Payments, Inc.	65,811
20,682	International Business Machines Corp.	3,803,006
1,475	Lender Processing Services, Inc.^	22,228
1,832	MasterCard, Inc., Class A	683,006
1,259	NeuStar, Inc., Class A*	43,020
5,079	Paychex, Inc.	152,929
1,670	SAIC, Inc.*^	20,524
2,884	Teradata Corp.*	139,903
1,711	VeriFone Systems, Inc.*^	60,775
2,885	Visa, Inc., Class A	292,914
10,800	Western Union Co.	197,208

		7,201,613

Leisure Equipment & Products (0.2%):
1,969	Hasbro, Inc.	62,791
4,412	Mattel, Inc.	122,477
1,107	Polaris Industries, Inc.	61,970

		247,238

Life Sciences Tools & Services (0.6%):
5,944	Agilent Technologies, Inc.*	207,624
1,540	Bruker Corp.*	19,127
891	Charles River Laboratories International, Inc.*	24,351
1,048	Covance, Inc.*	47,915
2,071	Illumina, Inc.*^	63,124
245	Life Technologies Corp.*	9,533

Shares		Fair Value

Common Stocks, continued
Life Sciences Tools & Services, continued
549	Mettler-Toledo International, Inc.*	$81,093
625	Techne Corp.	42,662
1,566	Waters Corp.*^	115,962

		611,391

Machinery (3.4%):
1,975	Babcock & Wilcox Co. (The)*	47,677
11,009	Caterpillar, Inc.	997,415
3,352	Cummins, Inc.	295,043
7,168	Deere & Co.	554,445
1,304	Donaldson Co., Inc.^	88,776
2,480	Dover Corp.	143,964
2,214	Eaton Corp.	96,375
868	Flowserve Corp.	86,210
894	Gardner Denver, Inc.	68,892
1,014	Graco, Inc.	41,462
142	Harsco Corp.	2,922
1,249	IDEX Corp.	46,350
7,115	Illinois Tool Works, Inc.	332,342
4,227	Ingersoll-Rand plc	128,797
1,790	Joy Global, Inc.	134,196
151	Kennametal, Inc.	5,515
883	Lincoln Electric Holdings, Inc.	34,543
2,289	Manitowoc Co., Inc. (The)^	21,036
675	Navistar International Corp.*	25,569
1,019	Nordson Corp.^	41,962
6,242	PACCAR, Inc.^	233,888
1,984	Pall Corp.	113,386
1,066	Parker Hannifin Corp.	81,282
166	Snap-On, Inc.	8,403
220	SPX Corp.	13,259
1,242	Timken Co.	48,078
530	Toro Co.	32,150
387	Valmont Industries, Inc.	35,136
808	Wabtec Corp.	56,520

		3,815,593

Marine (0.0%):
640	Kirby Corp.*	42,138

Media (3.0%):
927	AMC Networks, Inc., Class A*	34,837
3,727	Cablevision Systems Corp., Class A	52,998
1,752	CBS Corp., Class B	47,549
930	Charter Communications, Inc., Class A*	52,954
20,535	Comcast Corp., Class A	486,885
12,048	DIRECTV Group, Inc. (The), Class A*	515,172
4,512	Discovery Communications, Inc., Class A*^	184,857

continued

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Media, continued
2,569	DISH Network Corp., Class A	$73,165
2,945	Interpublic Group of Cos., Inc. (The)	28,655
784	John Wiley & Sons, Inc.	34,809
290	Lamar Advertising Co.*^	7,975
4,735	Liberty Global, Inc., Class A*	194,277
4,284	McGraw-Hill Cos., Inc. (The)	192,651
428	Morningstar, Inc.	25,445
1,178	Nielsen Holdings NV*	34,975
4,802	Omnicom Group, Inc.^	214,073
196	Pandora Media, Inc.*	1,962
556	Regal Entertainment Group, Class A^	6,639
1,516	Scripps Networks Interactive, Class A	64,309
67,427	Sirius XM Radio, Inc.*	122,717
3,058	Thomson Reuters Corp.	81,557
5,449	Time Warner Cable, Inc.	346,393
9,429	Viacom, Inc., Class B	428,171
5,122	Virgin Media, Inc.^	109,508

		3,342,533

Metals & Mining (1.1%):
282	AK Steel Holding Corp.	2,329
1,837	Allegheny Technologies, Inc.	87,809
1,537	Allied Nevada Gold Corp.*	46,540
745	Carpenter Technology Corp.	38,353
2,494	Cliffs Natural Resources, Inc.^	155,501
554	Compass Minerals International, Inc.	38,143
16,177	Freeport-McMoRan Copper & Gold, Inc.	595,152
946	Molycorp, Inc.*^	22,685
186	Reliance Steel & Aluminum Co.	9,056
929	Royal Gold, Inc.	62,643
83	Schnitzer Steel Industries, Inc.^	3,509
2,929	Southern Copper Corp.^	88,397
2,701	Steel Dynamics, Inc.	35,518
717	Titanium Metals Corp.^	10,741
1,047	Walter Energy, Inc.^	63,406

		1,259,782

Multiline Retail (0.7%):
368	Big Lots, Inc.*	13,896
1,693	Dollar General Corp.*	69,650
2,089	Dollar Tree, Inc.*	173,617
2,090	Family Dollar Stores, Inc.	120,509
3,661	Kohl’s Corp.	180,670
902	Macy’s, Inc.	29,026
2,786	Nordstrom, Inc.	138,492
621	Target Corp.	31,808

		757,668

Shares		Fair Value

Common Stocks, continued
Office Electronics (0.0%):
929	Zebra Technologies Corp., Class A*	$33,240

Oil, Gas & Consumable Fuels (7.9%):
2,218	Alpha Natural Resources, Inc.*	45,314
1,295	Anadarko Petroleum Corp.	98,847
1,886	Apache Corp.	170,834
403	Arch Coal, Inc.	5,848
1,785	Cabot Oil & Gas Corp.	135,481
1,957	Chevron Corp.	208,225
401	Cimarex Energy Co.^	24,822
2,016	Cobalt International Energy, Inc.*	31,288
1,766	Concho Resources, Inc.*^	165,562
3,872	Consol Energy, Inc.	142,102
701	Continental Resources, Inc.*^	46,764
5,761	Denbury Resources, Inc.*	86,991
12,359	El Paso Corp.	328,379
4,584	EOG Resources, Inc.	451,570
922	EQT Corp.	50,516
2,339	EXCO Resources, Inc.^	24,443
62,076	Exxon Mobil Corp.	5,261,563
1,601	Forest Oil Corp.*	21,694
3,278	HollyFrontier Corp.	76,705
1,995	Kinder Morgan, Inc.^	64,179
437	Kosmos Energy LLC*	5,358
510	Murphy Oil Corp.	28,427
1,339	Newfield Exploration Co.*	50,520
608	Noble Energy, Inc.^	57,389
3,998	Occidental Petroleum Corp.	374,613
4,625	Peabody Energy Corp.	153,134
1,618	Pioneer Natural Resources Co.	144,779
184	Quicksilver Resources, Inc.*^	1,235
2,745	Range Resources Corp.	170,025
7,075	SandRidge Energy, Inc.*^	57,732
882	SM Energy Co.	64,474
5,943	Southwestern Energy Co.*	189,819
2,633	Ultra Petroleum Corp.*	78,016
2,012	Whiting Petroleum Corp.*	93,940

		8,910,588

Paper & Forest Products (0.1%):
1,564	International Paper Co.	46,294
2,619	Weyerhaeuser Co.	48,897

		95,191

Personal Products (0.4%):
7,350	Avon Products, Inc.	128,404
1,927	Estee Lauder Co., Inc. (The), Class A	216,441
2,037	Herbalife, Ltd.	105,252
625	Mead Johnson Nutrition Co., Class A	42,956

		493,053

continued

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Pharmaceuticals (3.0%):
24,922	Abbott Laboratories	$1,401,364
5,205	Allergan, Inc.	456,687
5,779	Eli Lilly & Co.	240,175
1,992	Endo Pharmaceuticals Holdings, Inc.*^	68,784
2,444	Hospira, Inc.*^	74,224
9,549	Johnson & Johnson Co.	626,223
6,791	Mylan, Inc.*	145,735
1,418	Perrigo Co.^	137,971
2,605	Warner Chilcott plc, Class A*	39,414
2,038	Watson Pharmaceuticals, Inc.*	122,973

		3,313,550

Professional Services (0.3%):
845	Dun & Bradstreet Corp.	63,232
103	Equifax, Inc.	3,990
845	IHS, Inc., Class A*^	72,805
2,510	Robert Half International, Inc.	71,435
186	Towers Watson & Co., Class A	11,147
1,710	Verisk Analytics, Inc., Class A*	68,622

		291,231

Real Estate Investment Trusts (REITs) (1.6%):
1,372	Apartment Investment & Management Co., Class A^	31,432
2,042	Boston Properties, Inc.	203,383
870	Camden Property Trust	54,149
5,061	CBRE Group, Inc.*	77,028
353	Corporate Office Properties Trust^	7,505
1,722	Digital Realty Trust, Inc.^	114,806
385	Equity Residential Property Trust	21,957
305	Essex Property Trust, Inc.^	42,856
804	Federal Realty Investment Trust^	72,963
790	Macerich Co. (The)^	39,974
1,669	Plum Creek Timber Co., Inc.^	61,019
2,259	Public Storage, Inc.	303,745
2,078	Rayonier, Inc.	92,741
4,093	Simon Property Group, Inc.	527,751
295	UDR, Inc.	7,404
2,629	Ventas, Inc.	144,937
346	Vornado Realty Trust	26,594

		1,830,244

Real Estate Management & Development (0.0%):
563	Jones Lang LaSalle, Inc.	34,489

Road & Rail (0.7%):
93	Con-way, Inc.	2,712
18,834	CSX Corp.	396,644
4,121	Hertz Global Holdings, Inc.*	48,298

Shares		Fair Value

Common Stocks, continued
Road & Rail, continued
1,562	J.B. Hunt Transport Services, Inc.	$70,400
1,407	Kansas City Southern Industries, Inc.*	95,690
810	Landstar System, Inc.	38,815
1,366	Union Pacific Corp.	144,714

		797,273

Semiconductors & Semiconductor Equipment (2.1%):
10,533	Advanced Micro Devices, Inc.*^	56,878
5,504	Altera Corp.^	204,199
5,118	Analog Devices, Inc.	183,122
1,309	Applied Materials, Inc.	14,019
7,322	Atmel Corp.*	59,308
3,269	Avago Technologies, Ltd.	94,343
9,157	Broadcom Corp., Class A	268,850
102	Cree, Inc.*^	2,248
2,706	Cypress Semiconductor Corp.^	45,704
1,044	First Solar, Inc.*^	35,246
426	Freescale Semiconductor Holdings I, Ltd.*^	5,389
987	Intersil Corp., Class A	10,304
2,224	KLA-Tencor Corp.^	107,308
2,161	Lam Research Corp.*	80,000
3,891	Linear Technology Corp.	116,847
2,885	LSI Corp.*	17,166
5,046	Maxim Integrated Products, Inc.	131,398
2,151	MEMC Electronic Materials, Inc.*	8,475
3,255	Microchip Technology, Inc.^	119,231
10,256	NVIDIA Corp.*	142,148
7,610	ON Semiconductor Corp.*	58,749
266	PMC-Sierra, Inc.*	1,466
641	Silicon Laboratories, Inc.*^	27,832
3,278	Skyworks Solutions, Inc.*	53,169
12,593	Texas Instruments, Inc.	366,582
4,538	Xilinx, Inc.^	145,488

		2,355,469

Software (6.7%):
8,617	Adobe Systems, Inc.*	243,603
1,568	Ansys, Inc.*	89,815
1,689	Ariba, Inc.*^	47,427
3,926	Autodesk, Inc.*	119,076
3,022	BMC Software, Inc.*	99,061
4,502	Cadence Design Systems, Inc.*	46,821
3,211	Citrix Systems, Inc.*	194,972
2,841	Compuware Corp.*^	23,637
5,680	Electronic Arts, Inc.*	117,008
789	FactSet Research Systems, Inc.	68,864
2,006	Fortinet, Inc.*	43,751

continued

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Software, continued
1,835	Informatica Corp.*	$67,767
5,168	Intuit, Inc.	271,785
1,387	Micros Systems, Inc.*	64,606
126,714	Microsoft Corp.	3,289,495
4,088	Nuance Communications, Inc.*^	102,854
65,586	Oracle Corp.	1,682,281
3,298	Red Hat, Inc.*	136,174
1,884	Rovi Corp.*	46,309
2,287	Salesforce.com, Inc.*	232,039
1,216	Solera Holdings, Inc.	54,161
12,906	Symantec Corp.*	201,979
182	Synopsys, Inc.*	4,950
2,837	TIBCO Software, Inc.*	67,833
1,448	VMware, Inc., Class A*	120,459

		7,436,727

Specialty Retail (2.5%):
1,316	Abercrombie & Fitch Co., Class A	64,273
1,260	Advance Auto Parts, Inc.	87,734
318	AutoNation, Inc.*^	11,725
432	AutoZone, Inc.*	140,387
4,255	Bed Bath & Beyond, Inc.*	246,662
671	CarMax, Inc.*^	20,452
2,041	Chico’s FAS, Inc.	22,737
1,610	Dick’s Sporting Goods, Inc.	59,377
377	DSW, Inc., Class A^	16,667
1,094	Guess?, Inc.	32,623
16,456	Home Depot, Inc.	691,810
4,260	Limited Brands, Inc.^	171,891
1,954	PetSmart, Inc.	100,221
3,864	Ross Stores, Inc.	183,656
1,502	Sally Beauty Holdings, Inc.*	31,737
1,533	Sherwin Williams Co.	136,851
2,182	Tiffany & Co.^	144,579
6,594	TJX Cos., Inc. (The)	425,643
1,235	Tractor Supply Co.	86,635
791	Ulta Salon, Cosmetics & Fragrance, Inc.*	51,352
1,854	Urban Outfitters, Inc.*	51,096
926	Williams-Sonoma, Inc.	35,651

		2,813,759

Textiles, Apparel & Luxury Goods (1.1%):
5,015	Coach, Inc.	306,115
661	Deckers Outdoor Corp.*	49,952
909	Fossil, Inc.*	72,138
1,620	Hanesbrands, Inc.*^	35,413
777	J. Crew Group, Inc.*(a)(b)	—
6,097	Nike, Inc., Class B	587,568
140	PVH Corp.	9,869

Shares or Principal Amount		Fair Value

Common Stocks, continued
Textiles, Apparel & Luxury Goods, continued
1,073	Ralph Lauren Corp.	$148,160
609	Under Armour, Inc., Class A*^	43,720

		1,252,935

Thrifts & Mortgage Finance (0.0%):
1,041	Hudson City Bancorp, Inc.^	6,506
1,113	People’s United Financial, Inc.	14,302

		20,808

Tobacco (2.7%):
26,668	Altria Group, Inc.	790,706
27,483	Philip Morris International, Inc.	2,156,866
1,747	Reynolds American, Inc.	72,361

		3,019,933

Trading Companies & Distributors (0.4%):
5,037	Fastenal Co.^	219,663
743	MSC Industrial Direct Co., Inc., Class A	53,162
973	W.W. Grainger, Inc.^	182,136
373	WESCO International, Inc.*	19,773

		474,734

Water Utilities (0.0%):
225	Aqua America, Inc.	4,961

Wireless Telecommunication Services (0.7%):
6,774	American Tower Corp., Class A	406,508
2,456	Clearwire Corp., Class A*	4,765
4,961	Crown Castle International Corp.*	222,253
4,658	MetroPCS Communications, Inc.*	40,431
2,510	NII Holdings, Inc.*	53,463
1,937	SBA Communications Corp., Class A*^	83,213

		810,633

Total Common Stocks (Cost $97,675,250)		109,959,483

Securities Held as Collateral for Securities on Loan (7.1%):
$7,956,541	Allianz Variable Insurance Products Securities Lending Collateral Trust(c)	7,956,541

Total Securities Held as Collateral for Securities on Loan (Cost $7,956,541)		7,956,541

11

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Unaffiliated Investment Company (1.6%):
1,774,130	Dreyfus Treasury Prime Cash Management, 0.00%(d)	$1,774,130

Total Unaffiliated Investment Company (Cost $1,774,130)		1,774,130

Total Investment Securities (Cost $107,405,921)(e) — 107.0%		119,690,154
Net other assets (liabilities) — (7.0)%		(7,803,584)

Net Assets — 100.0%		$111,886,570

Percentages indicated are based on net assets as of December 31, 2011.

*	Non-income producing security

^	This security or a partial position of the security was on loan as of December 31, 2011. The total value of securities on loan as of December 31, 2011 was $7,736,457.

+	Affiliated securities

(a)	Security issued in connection with a pending litigation settlement.

(b)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2011. The total of all such securities represent 0.00% of the net assets of the fund.

(c)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2011.

(d)	The rate represents the effective yield at December 31, 2011.

(e)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $147,000 has been segregated to cover margin requirements for the following open contracts as of December 31, 2011:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
NASDAQ - 100 Index E-Mini March Futures	Long	3/16/12	12	$545,880	$(1,281)
S&P 500 Index E-Mini March Futures	Long	3/16/12	23	1,440,490	12,247

					$10,966

See accompanying notes to the financial statements.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Growth Index Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investment securities, at cost	$107,405,921

Investment securities, at value*	$119,690,154
Cash	91
Segregated cash for collateral	147,000
Interest and dividends receivable	124,194
Receivable for capital shares issued	11,299
Prepaid expenses	1,344

Total Assets	119,974,082

Liabilities:
Payable for capital shares redeemed	29,510
Payable for collateral received on loaned securities	7,956,541
Payable for variation margin on futures contracts	6,277
Manager fees payable	41,851
Administration fees payable	4,379
Distribution fees payable	23,496
Custodian fees payable	3,263
Administrative and compliance services fees payable	957
Trustee fees payable	52
Other accrued liabilities	21,186

Total Liabilities	8,087,512

Net Assets	$111,886,570

Net Assets Consist of:
Capital	$100,998,906
Accumulated net investment income/(loss)	764,757
Accumulated net realized gains/(losses) from investment transactions	(2,172,292)
Net unrealized appreciation/(depreciation) on investments	12,295,199

Net Assets	$111,886,570

Shares of beneficial interest (unlimited number of shares authorized, no par value)	10,080,061
Net Asset Value (offering and redemption price per share)	$11.10

*	Includes securities on loan of $7,736,457.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income:
Interest	$110
Dividends	1,643,381
Income from securities lending	15,441
Foreign withholding tax	1,257

Total Investment Income	1,660,189

Expenses:
Manager fees	469,109
Administration fees	53,787
Distribution fees	266,538
Custodian fees	17,292
Administrative and compliance services fees	4,893
Trustee fees	8,403
Professional fees	8,961
Shareholder reports	2,853
Recoupment of prior expenses reimbursed by the Manager	16,000
Other expenses	42,401

Total expenses	890,237

Net Investment Income/(Loss)	769,952

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	(602,826)
Net realized gains/(losses) on futures contracts	54,595
Change in unrealized appreciation/depreciation on investments	1,729,081

Net Realized/Unrealized Gains/(Losses) on Investments	1,180,850

Change in Net Assets Resulting From Operations	$1,950,802

See accompanying notes to the financial statements.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets

	AZL Russell 1000 Growth Index Fund
	For the Year Ended December 31, 2011	April 30, 2010 to December 31, 2010(a)
Change in Net Assets:
Operations:
Net investment income/(loss)	$769,952	$520,858
Net realized gains/(losses) on investment transactions	(548,231)	(1,639,047)
Change in unrealized appreciation/depreciation on investments	1,729,081	10,566,118

Change in net assets resulting from operations	1,950,802	9,447,929

Dividends to Shareholders:
From net investment income	(560,336)	—

Change in net assets resulting from dividends to shareholders	(560,336)	—

Capital Transactions:
Proceeds from shares issued	27,698,763	106,628,727
Proceeds from dividends reinvested	560,336	—
Value of shares redeemed	(23,339,917)	(10,499,734)

Change in net assets resulting from capital transactions	4,919,182	96,128,993

Change in net assets	6,309,648	105,576,922
Net Assets:
Beginning of period	105,576,922	—

End of period	$111,886,570	$105,576,922

Accumulated net investment income/(loss)	$764,757	$570,127

Share Transactions:
Shares issued	2,476,936	10,718,989
Dividends reinvested	52,466	—
Shares redeemed	(2,089,975)	(1,078,355)

Change in shares	439,427	9,640,634

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Growth Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2011	April 30, 2010 to December 31, 2010(a)
Net Asset Value, Beginning of Period	$10.95	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.08	0.05
Net Realized and Unrealized Gains/(Losses) on Investments	0.13	0.90

Total from Investment Activities	0.21	0.95

Dividends to Shareholders From:
Net Investment Income	(0.06)	—

Total Dividends	(0.06)	—

Net Asset Value, End of Period	$11.10	$10.95

Total Return(b)	1.92%	9.50	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$111,887	$105,577
Net Investment Income/(Loss)(d)	0.72%	0.87%
Expenses Before Reductions(d)(e)	0.84%	0.87%
Expenses Net of Reductions(d)	0.84%	0.84%
Portfolio Turnover Rate	24%	29	%(c)

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements

December 31, 2011

1.	Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Russell 1000 Growth Index Fund (the “Fund”). The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

—	AZL Allianz AGIC Opportunity Fund
—	AZL BlackRock Capital Appreciation Fund
—	AZL Columbia Mid Cap Value Fund
—	AZL Columbia Small Cap Value Fund
—	AZL Davis New York Venture Fund (formerly AZL Davis NY Venture Fund)
—	AZL Dreyfus Equity Growth Fund
—	AZL Eaton Vance Large Cap Value Fund
—	AZL Enhanced Bond Index Fund
—	AZL Franklin Small Cap Value Fund
—	AZL Franklin Templeton Founding Strategy Plus Fund
—	AZL Gateway Fund
—	AZL International Index Fund
—	AZL Invesco Equity and Income Fund (formerly AZL Van Kampen Equity and Income Fund)
—	AZL Invesco Growth and Income Fund (formerly AZL Van Kampen Growth and Income Fund)
—	AZL Invesco International Equity Fund
—	AZL JPMorgan International Opportunities Fund (formerly AZL Morgan Stanley International Equity Fund)
—	AZL JPMorgan U.S. Equity Fund
—	AZL MFS Investors Trust Fund
—	AZL Mid Cap Index Fund
—	AZL Money Market Fund
—	AZL Morgan Stanley Global Real Estate Fund
—	AZL Morgan Stanley Mid Cap Growth Fund
—	AZL NFJ International Value Fund
—	AZL Russell 1000 Growth Index Fund
—	AZL Russell 1000 Value Index Fund
—	AZL S&P 500 Index Fund
—	AZL Schroder Emerging Markets Equity Fund
—	AZL Small Cap Stock Index Fund
—	AZL Turner Quantitative Small Cap Growth Fund

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements, continued

December 31, 2011

foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements, continued

December 31, 2011

least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities) and is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Allianz Investment Management LLC (the “Manager”) to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2011 are presented on the Fund’s Schedule of Portfolio Investments (“Schedule”). The average outstanding amount of securities on loan was $7.6 million for the year ended December 31, 2011.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees $1,517 during the year ended December 31, 2011. These fees have been netted against Income from Securities Lending on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments that the Fund may utilize, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2011, the Fund did not enter into any forward currency contracts. The Fund may enter into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

Futures Contracts

During the year ended December 31, 2011, the Fund used futures contracts to provide equity exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements, continued

December 31, 2011

Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $2.0 million as of December 31, 2011. The monthly average notional amount for these contracts was $2.9 million for the year ended December 31, 2011.

Summary of Derivative Instruments

The following is a summary of the fair value of derivative instruments as of December 31, 2011:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*
Equity Contracts	Receivable for variation margin on futures contracts	$12,247	Payable for variation margin on futures contracts	$1,281

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variati

The following is a summary of the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2011:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income
Equity Contracts	Net realized gains (losses) on futures contracts/ change in unrealized appreciation/depreciation on investments	$54,595	$(42,564)

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and BlackRock Investment Management LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2013.

For the year ended December 31, 2011, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Russell 1000 Growth Index Fund	0.44%	0.84%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2011, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements, continued

December 31, 2011

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2011, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2011, $1,561 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting and a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2011, actual Trustee compensation was $924,000 in total for both Trusts.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements, continued

December 31, 2011

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Exchange traded futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2011, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2011 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks+	$109,959,483	$—	$—	$109,959,483
Securities Held as Collateral for Securities on Loan	—	7,956,541	—	7,956,541
Unaffiliated Investment Company	1,774,130	—	—	1,774,130

Total Investment Securities	111,733,613	7,956,541	—	119,690,154

Other Financial Instruments:*
Futures Contracts	10,966	—	—	10,966

Total Investments	$111,744,579	$7,956,541	$—	$119,701,120

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts and forward currency contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

The Fund recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1, 2 or 3 as of December 31, 2011.

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements, continued

December 31, 2011

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Adoption of ASU 2011-04 will have no effect on the Fund’s net assets. At this time, management is evaluating the impact of ASU 2011-04 on the financial statement disclosures.

5.	Security Purchases and Sales

For the year ended December 31, 2011, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Russell 1000 Growth Index Fund	$32,001,693	$24,894,970

6.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2011 is $107,651,116. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$16,139,826
Unrealized depreciation	(4,100,788)

Net unrealized appreciation	$12,039,038

As of the end of its tax year ended December 31, 2011, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the table below. Under the provisions of the Regulated Investment Company Modernization Act of 2010, CLCFs that originated in a tax year that began before December 23, 2010 (pre-effective CLCFs) may be carried forward, subject to certain limitations, and applied to offset future capital gains, and thus reduce the amount of distributable capital gains, for up to eight succeeding tax years, after which any unutilized CLCFs expire. Pre-effective CLCFs are applied as short-term capital loss regardless of whether the originating capital loss was short term or long term. CLCFs that originate in tax years beginning after December 22, 2010 (post-effective CLCFs), are applied consistent with the character in which they originated as a new loss on the first day of the immediately succeeding tax year, and thus take precedent over the application of pre-effective CLCFs. Post-effective CLCFs can be carried forward indefinitely.

Pre-effective CLCFs subject to expiration:

Expires 12/31/2018
AZL Russell 1000 Growth Index Fund	$1,248,758

Post-effective CLCFs not subject to expiration:

	Short Term Amount	Long Term Amount
AZL Russell 1000 Growth Index Fund	$—	$658,827

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements, continued

December 31, 2011

The tax character of dividends paid to shareholders during the year ended December 31, 2011 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Russell 1000 Growth Index Fund	$560,336	$—	$560,336

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

During the year ended December 31, 2010 there were no dividends paid to shareholders.

As of December 31, 2011, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Russell 1000 Growth Index Fund	$756,211	$(1,907,585)	$12,039,038	$10,887,664

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Russell 1000 Growth Index Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2011, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2011, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio

February 24, 2012

24

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2011, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

25

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

26

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its

27

affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2011. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 19, 2011, and at an “in person” Board of Trustees meeting held October 26, 2011. The Agreements were approved at the Board meeting of October 26, 2011. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2013. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager and Subadvisers.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

28

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2)  The investment performance of the Funds, the Manager and the Subadvisers.  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 26, 2011, the Manager reported that for the three year period ended June 30, 2011, ten Funds were in the top 40%, six were in the middle 20% and five were in the bottom 40%, and for the one year period ended June 30, 2011, nine Funds were in the top 40%, eight were in the middle 20%, and 11 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2011, nine Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40%. At the Board of Trustees meeting held October 26, 2011, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 29 Funds reviewed by the Board of Trustees in the fall of 2011, 24 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2012 for the 29 Funds was as follows: (1) 21 of the Funds had total expense rankings at or below the 50th percentile; (2) three of the Funds were between the 50th and 65th percentiles; (3) for three of the Funds with expense ranks above the 65th percentile, the Manager recommended, and the Board of Trustees approved, temporary management fee waivers effective May 1, 2012, which are expected to reduce such rankings to the 65th percentile or below; (4) for one Fund with an expense rank above the 65th percentile, the Manager expects such Fund to be below the 65th percentile in 2012 because of greater Fund assets; and (5) for one Fund with an expense rank above the 65th percentile, the Manager reported that the peer group makes for poor comparability.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2009 through June 30, 2011. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

29

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2011 were approximately $6.2 billion, and that no single non-money market Fund had assets in excess of $428 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2012, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

30

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc., 2005 to present; EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	42	Argus Group Holdings; Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 54 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	42	Luther College
Roger Gelfenbien, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	42	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, 2012 to present; General Partner of Fairview Capital, L.P., 1994 to present	42	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to present; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002; Consultant to Hartford Insurance Co., 2001	42	None
Peter W. McClean, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	42	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	42	Connecticut Water Service, Inc.

31

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the Fund Complex During Past 5 Years
Robert DeChellis, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	42	None
Brian Muench, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	42	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Allianz Life from April 2011, to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.
Michael Radmer, Age 66 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/04	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007; Vice President, Fund Administration, Columbia Management, July 2002 to December 2005.
Stephen G. Simon, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

32

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1211 2/12

AZL® Russell 1000 Value Index Fund

Annual Report

December 31, 2011

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Russell 1000 Value Index Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Russell 1000 Value Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2011?

For the year ended December 31, 2011, the AZL® Russell 1000 Value Index Fund returned –0.25%. That compared to a 0.39% total return for its benchmark, the Russell 1000® Value Index1.

The Fund attempts to replicate the performance of the Russell 1000® Value index of U.S. large-cap value stocks. U.S. equities delivered paltry rewards for the extreme volatility investors endured in 2011. Political turmoil, natural disasters and, above all, global debt problems led to market activity during the year that was characterized by a tug-of-war between assets perceived as high risk and those, perceived as low risk. For the year, the 2.64% total return for the Russell 1000® Growth Index2 outperformed the 0.39% total return for the Russell 1000® Value Index.

Stocks moved unevenly higher early in the year despite political upheaval spreading across the Middle East and North Africa regions and a sharp rise in oil and other commodity prices. March brought devastating natural disasters in Japan, resulting in global supply chain disruptions. Nevertheless, equity markets were remarkably resilient as the global economic recovery appeared to be on track and investors gradually increased their appetite for risk. After peaking in late April, equities were met with a sharp reversal when the heightened possibility of Greece defaulting on its debt rekindled fears about the potential impact of the sovereign debt crisis spreading in Europe.

In the United States, a prolonged debt ceiling debate revealed the ineffectiveness of the nation’s policymakers and ultimately led to Standard & Poor’s decision to downgrade the U.S. government’s credit rating in early August. This announcement spurred one of the most volatile periods in trading history. Stock markets across the world whipsawed on hopes and fears driven by news flow. Equities swooned as debt problems in Europe spread to Italy and Spain, and global economic indicators grew increasingly bleak.

U.S. stocks staged a strong rebound in October as the domestic labor market improved and corporate profits continued to beat analyst expectations. Encouraging news from Europe also contributed to the rally. After months of deliberation, European leaders agreed upon a new plan to reduce Greece’s debt burden, recapitalize the region’s banks, and increase the

size of the euro-zone bailout fund. However, a lack of definitive details about the rescue plan soon raised doubts among investors and thwarted the rally at the end of October. In November, political instability in Greece and Italy fueled uncertainty as to whether Europe’s leaders would be able to contain the crisis. In the United States, bickering lawmakers failed to reach an agreement on reducing the U.S. budget deficit, further undermining investors’ confidence in policymakers on both sides of the Atlantic. Market volatility softened in December with the support of global central bank actions and continued improvement in economic data.

U.S. stocks outperformed most international markets during the year due to their relative safety in a time of heightened uncertainty overseas. Dividend-paying stocks performed particularly well as investors sought yield in a low-interest rate environment. Among sectors in the benchmark, utilities performed strongest in 2011 as did health care stocks, which benefited from increased merger and acquisition activity. The defensive consumer staples sector performed well. Financials were battered by the world’s debt problems, and saw the largest losses of any sector in the Fund’s benchmark. In addition, cyclical materials and the information technology sectors also declined amid heightened uncertainty about the global economy.*

The underperformance of the Fund compared to its benchmark was the result of Fund expenses that are not incurred by the benchmark.

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2011.
[1]

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

[2]

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Investors cannot invest directly in an index.

1

AZL® Russell 1000 Value Index Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to match the total return of the Russell 1000® Value Index. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in all stocks in the Index in proportion to their weighting in the Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance. In addition, factors such as Fund expenses, selection of a representative portfolio, changes in the composition of the Index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the Index and the Fund’s performance.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Returns as of December 31, 2011

		Since
	1	Inception
	Year	(4/30/10)
AZL® Russell 1000 Value Index Fund	–0.25%	2.75%
Russell 1000® Value Index	0.39%	3.47%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio

Gross
AZL® Russell 1000 Value Index Fund	0.85%

The above expense ratios are based on the current Fund prospectus dated May 1, 2011. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.84% through April 30, 2013. Additional information pertaining to the December 31, 2011 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 1000® Value Index, an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Value Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Russell 1000 Value Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only.Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period** 7/1/11 - 12/31/11
AZL Russell 1000 Value Index Fund	$1,000.00	$945.20	$3.92	0.80%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period** 7/1/11 - 12/31/11
AZL Russell 1000 Value Index Fund	$1,000.00	$1,021.17	$4.08	0.80%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
**	Excludes expense paid indirectly.

Portfolio Composition

(Unaudited)

Investments	Percent of net asets+
Financials	24.0%
Health Care	12.6
Energy	12.0
Industrials	9.0
Consumer Discretionary	8.8
Information Technology	8.7
Securities Held as Collateral for Securities on Loan	8.1
Consumer Staples	8.0
Utilities	7.8
Telecommunication Services	4.7
Materials	2.7
Unaffiliated Investment Company	1.5

Total	107.9%

+	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2011

Shares		Fair Value

Common Stocks (98.3%):
Aerospace & Defense (1.3%):
859	Alliant Techsystems, Inc.	$49,100
137	BE Aerospace, Inc.*	5,303
2,314	Boeing Co. (The)	169,732
5,235	Exelis, Inc.	47,377
9,215	General Dynamics Corp.	611,968
2,047	Goodrich Corp.	253,214
2,770	L-3 Communications Holdings, Inc.	184,704
934	Lockheed Martin Corp.	75,561
7,248	Northrop Grumman Corp.	423,863
9,880	Raytheon Co.	477,994
2,580	Spirit AeroSystems Holdings, Inc., Class A*	53,612
1,387	United Technologies Corp.	101,376

		2,453,804

Air Freight & Logistics (0.4%):
8,248	FedEx Corp.	688,790
255	UTI Worldwide, Inc.	3,389

		692,179

Airlines (0.2%):
4,527	AMR Corp.*	1,584
180	Copa Holdings SA, Class A	10,561
9,362	Delta Air Lines, Inc.*	75,739
18,095	Southwest Airlines Co.	154,893
1,310	United Continental Holdings, Inc.*^	24,720

		267,497

Auto Components (0.5%):
2,473	Autoliv, Inc.^	132,280
516	Federal-Mogul Corp.*	7,611
14,058	Johnson Controls, Inc.	439,453
2,916	Lear Corp.	116,057
2,848	TRW Automotive Holdings Corp.*	92,845
1,367	Visteon Corp.*	68,268

		856,514

Automobiles (0.5%):
45,373	Ford Motor Co.	488,214
21,084	General Motors Co.*	427,373
1,236	Thor Industries, Inc.^	33,903

		949,490

Beverages (0.3%):
4,276	Beam, Inc.	219,059
425	Brown-Forman Corp., Class B	34,217
2,069	Coca-Cola Enterprises, Inc.	53,339
5,109	Constellation Brands, Inc.*	105,603
3,723	Molson Coors Brewing Co., Class B	162,099

		574,317

Biotechnology (0.9%):
24,382	Amgen, Inc.	1,565,568
703	Vertex Pharmaceuticals, Inc.*	23,347

		1,588,915

Shares		Fair Value

Common Stocks, continued
Building Products (0.1%):
504	Armstrong World Industries, Inc.*^	$22,110
4,276	Fortune Brands Home & Security, Inc.*	72,820
3,462	Owens Corning, Inc.*^	99,429

		194,359

Capital Markets (2.6%):
413	Affiliated Managers Group, Inc.*	39,627
9,912	American Capital, Ltd.	66,708
6,276	Ameriprise Financial, Inc.	311,541
5,679	Ares Capital Corp.^	87,741
34,444	Bank of New York Mellon Corp.	685,780
1,199	BlackRock, Inc.^+	213,710
7,127	E*TRADE Financial Corp.*	56,731
440	Federated Investors, Inc.^	6,666
14,361	Goldman Sachs Group, Inc. (The)	1,298,665
12,817	Invesco, Ltd.	257,493
5,368	Janus Capital Group, Inc.^	33,872
3,696	Jefferies Group, Inc.	50,820
3,877	Legg Mason, Inc.^	93,242
139	LPL Investment Holdings, Inc.*^	4,245
42,847	Morgan Stanley	648,275
6,023	Northern Trust Corp.	238,872
2,833	Raymond James Financial, Inc.	87,710
13,981	State Street Corp.	563,574

		4,745,272

Chemicals (1.0%):
2,195	Ashland, Inc.^	125,466
1,798	Cabot Corp.	57,788
299	CF Industries Holdings, Inc.	43,349
1,346	Cytec Industries, Inc.	60,099
32,610	Dow Chemical Co. (The)^	937,864
4,223	Huntsman Corp.	42,230
614	KAR Auction Services, Inc.*	8,289
8,095	LyondellBasell Industries NV, Class A	263,006
91	Rockwood Holdings, Inc.*	3,583
3,635	RPM International, Inc.	89,239
158	Scotts Miracle-Gro Co. (The), Class A^	7,377
2,325	Valspar Corp. (The)	90,605
188	W. R. Grace & Co.*	8,633
404	Westlake Chemical Corp.^	16,257

		1,753,785

Commercial Banks (4.8%):
4,695	Associated Banc-Corp.	52,443
1,306	Bank of Hawaii Corp.^	58,104
19,319	BB&T Corp.^	486,259
714	BOK Financial Corp.^	39,220
7,621	CapitalSource, Inc.	51,061
1,269	City National Corp.^	56,064

continued

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Commercial Banks, continued
5,573	Comerica, Inc.	$143,783
2,154	Commerce Bancshares, Inc.^	82,110
1,490	Cullen/Frost Bankers, Inc.^	78,836
4,176	East West Bancorp, Inc.	82,476
25,484	Fifth Third Bancorp	324,157
157	First Citizens BancShares, Inc., Class A	27,473
7,158	First Horizon National Corp.^	57,264
2,011	First Republic Bank*^	61,557
5,410	Fulton Financial Corp.	53,072
23,949	Huntington Bancshares, Inc.	131,480
26,374	KeyCorp	202,816
3,481	M&T Bank Corp.^	265,740
14,598	PNC Financial Services Group, Inc.	841,867
27,852	Popular, Inc.*	38,714
34,852	Regions Financial Corp.	149,864
14,892	SunTrust Banks, Inc.	263,588
19,405	Synovus Financial Corp.^	27,361
4,337	TCF Financial Corp.^	44,758
53,443	U.S. Bancorp	1,445,633
4,635	Valley National Bancorp^	57,335
126,892	Wells Fargo & Co.	3,497,144
5,099	Zions Bancorp^	83,012

		8,703,191

Commercial Services & Supplies (0.6%):
2,795	Avery Dennison Corp.	80,161
3,130	Cintas Corp.	108,955
2,760	Corrections Corp. of America*	56,221
2,854	Covanta Holding Corp.	39,071
5,155	Pitney Bowes, Inc.^	95,574
5,284	R.R. Donnelley & Sons Co.^	76,248
8,900	Republic Services, Inc.	245,195
361	Waste Connections, Inc.	11,964
13,154	Waste Management, Inc.	430,267

		1,143,656

Communications Equipment (2.0%):
13,382	Brocade Communications Systems, Inc.*	69,453
152,568	Cisco Systems, Inc.	2,758,429
1,067	EchoStar Corp., Class A*	22,343
2,405	Harris Corp.	86,676
7,233	Motorola Mobility Holdings, Inc.*	280,640
8,344	Motorola Solutions, Inc.	386,244
10,018	Tellabs, Inc.	40,473

		3,644,258

Computers & Peripherals (1.2%):
12,001	Dell, Inc.*	175,575
1,780	Diebold, Inc.	53,525
216	Fusion-io, Inc.*^	5,227
55,116	Hewlett-Packard Co.	1,419,788

Shares		Fair Value

Common Stocks, continued
Computers & Peripherals, continued
2,086	Lexmark International, Inc.^	$68,984
868	NCR Corp.*	14,287
492	QLogic Corp.*^	7,380
6,612	SanDisk Corp.*	325,376
6,446	Western Digital Corp.*	199,504

		2,269,646

Construction & Engineering (0.3%):
1,825	Aecom Technology Corp.*	37,540
1,159	Chicago Bridge & Iron Co. NV	43,810
3,517	Jacobs Engineering Group, Inc.*	142,720
3,960	KBR, Inc.	110,365
5,996	Quanta Services, Inc.*	129,154
1,986	Shaw Group, Inc.*	53,423
2,222	URS Corp.*	78,037

		595,049

Construction Materials (0.1%):
660	Martin Marietta Materials, Inc.^	49,771
3,581	Vulcan Materials Co.^	140,912

		190,683

Consumer Finance (0.9%):
11,512	American Express Co.	543,021
12,736	Capital One Financial Corp.^	538,605
13,633	Discover Financial Services	327,192
14,630	SLM Corp.	196,042

		1,604,860

Containers & Packaging (0.3%):
1,864	AptarGroup, Inc.	97,245
2,922	Bemis Co., Inc.	87,894
1,048	Greif, Inc., Class A	47,736
4,549	Owens-Illinois, Inc.*	88,160
251	Packaging Corp. of America	6,335
5,337	Sealed Air Corp.	91,850
2,765	Sonoco Products Co.^	91,134
2,244	Temple-Inland, Inc.	71,157

		581,511

Distributors (0.1%):
3,172	Genuine Parts Co.	194,126

Diversified Consumer Services (0.1%):
312	Booz Allen Hamilton Holding Corp.*^	5,382
1,579	Career Education Corp.*	12,585
329	DeVry, Inc.	12,653
1,117	Education Management Corp.*^	31,265
3,445	H&R Block, Inc.	56,257
6,744	Service Corp. International	71,823

		189,965

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Diversified Financial Services (4.6%):
281,076	Bank of America Corp.	$1,562,783
5,562	CIT Group, Inc.*	193,947
80,609	Citigroup, Inc.	2,120,823
1,860	CME Group, Inc.	453,226
944	Interactive Brokers Group, Inc., Class A	14,103
110,225	JPMorgan Chase & Co.	3,664,981
5,481	Leucadia National Corp.	124,638
3,032	NASDAQ OMX Group, Inc. (The)*	74,314
5,018	NYSE Euronext	130,970

		8,339,785

Diversified Telecommunication Services (4.6%):
164,269	AT&T, Inc.	4,967,494
16,968	CenturyTel, Inc.	631,210
27,605	Frontier Communications Corp.^	142,166
3,766	Level 3 Communications, Inc.*^	63,984
558	TW Telecom, Inc.*	10,814
60,740	Verizon Communications, Inc.	2,436,889
6,754	Windstream Corp.^	79,292

		8,331,849

Electric Utilities (3.8%):
13,364	American Electric Power Co., Inc.	552,067
36,929	Duke Energy Corp.^	812,438
9,037	Edison International	374,132
4,937	Entergy Corp.	360,648
18,374	Exelon Corp.^	796,880
11,601	FirstEnergy Corp.	513,924
3,781	Great Plains Energy, Inc.	82,350
2,702	Hawaiian Electric Industries, Inc.^	71,549
2,594	ITT Corp.	50,142
11,705	NextEra Energy, Inc.	712,601
4,903	Northeast Utilities	176,851
6,542	NV Energy, Inc.	106,962
6,262	Pepco Holdings, Inc.^	127,119
3,024	Pinnacle West Capital Corp.	145,696
16,009	PPL Corp.	470,985
8,170	Progress Energy, Inc.	457,683
23,554	Southern Co.	1,090,315
3,153	Westar Energy, Inc.	90,743

		6,993,085

Electrical Equipment (0.2%):
1,584	Cooper Industries plc, A Shares	85,774
643	General Cable Corp.*^	16,082
3,336	GrafTech International, Ltd.*	45,536
1,671	Hubbell, Inc., Class B	111,723
1,053	Regal-Beloit Corp.^	53,671
1,076	Thomas & Betts Corp.*	58,750

		371,536

Shares		Fair Value

Common Stocks, continued
Electronic Equipment, Instruments & Components (0.6%):
2,752	Arrow Electronics, Inc.*	$102,952
4,244	Avnet, Inc.*	131,946
1,348	AVX Corp.	17,201
43,547	Corning, Inc.	565,240
4,486	Ingram Micro, Inc., Class A*	81,600
1,121	Itron, Inc.*	40,098
858	Jabil Circuit, Inc.	16,868
3,749	Molex, Inc.^	89,451
1,211	Tech Data Corp.*	59,836
3,896	Vishay Intertechnology, Inc.*	35,025

		1,140,217

Energy Equipment & Services (1.0%):
1,103	Atwood Oceanics, Inc.*	43,888
7,258	Baker Hughes, Inc.	353,029
1,787	Cameron International Corp.*	87,903
985	Diamond Offshore Drilling, Inc.^	54,431
178	Helmerich & Payne, Inc.^	10,388
7,971	Nabors Industries, Ltd.*	138,217
11,736	National-Oilwell Varco, Inc.	797,931
209	Oil States International, Inc.*	15,961
3,810	Patterson-UTI Energy, Inc.	76,124
3,000	Rowan Cos., Inc.*^	90,990
594	Seacor Holdings, Inc.*	52,842
2,534	SunPower Corp.*^	15,787
1,379	Tidewater, Inc.^	67,985
1,132	Unit Corp.*	52,525

		1,858,001

Food & Staples Retailing (1.4%):
37,612	CVS Caremark Corp.	1,533,817
3,980	Kroger Co. (The)	96,396
9,822	Safeway, Inc.^	206,655
5,780	Supervalu, Inc.^	46,934
11,813	Wal-Mart Stores, Inc.	705,945
1,405	Walgreen Co.	46,449

		2,636,196

Food Products (2.3%):
18,746	Archer-Daniels Midland Co.	536,136
3,034	Bunge, Ltd.	173,545
1,194	Campbell Soup Co.^	39,688
9,913	ConAgra Foods, Inc.	261,703
440	Corn Products International, Inc.	23,140
5,019	Dean Foods Co.*	56,213
4,356	General Mills, Inc.	176,026
3,713	H.J. Heinz Co.^	200,650
1,092	Hershey Co.	67,464
1,762	Hormel Foods Corp.^	51,609
3,217	J.M. Smucker Co. (The)	251,473
472	Kellogg Co.	23,869
45,836	Kraft Foods, Inc., Class A	1,712,433
1,138	McCormick & Co.^	57,378

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Food Products, continued
1,527	Ralcorp Holdings, Inc.*	$130,558
2,725	Sara Lee Corp.	51,557
4,648	Smithfield Foods, Inc.*^	112,853
8,348	Tyson Foods, Inc., Class A	172,303

		4,098,598

Gas Utilities (0.6%):
3,230	AGL Resources, Inc.	136,500
2,505	Atmos Energy Corp.	83,542
1,968	Energen Corp.	98,400
1,964	National Fuel Gas Co.^	109,159
2,748	ONEOK, Inc.	238,224
1,059	QEP Resources, Inc.	31,028
4,923	Questar Corp.+	97,771
3,097	UGI Corp.	91,052

		885,676

Health Care Equipment & Supplies (0.8%):
2,332	Alere, Inc.*	53,846
1,582	Baxter International, Inc.	78,277
42,390	Boston Scientific Corp.*	226,363
4,300	CareFusion Corp.*	109,263
949	Cooper Cos., Inc. (The)	66,924
6,408	Covidien plc	288,424
2,318	DENTSPLY International, Inc.^	81,107
152	Hill-Rom Holdings, Inc.^	5,121
7,261	Hologic, Inc.*	127,140
4,067	Medtronic, Inc.	155,563
1,139	Teleflex, Inc.	69,809
4,970	Zimmer Holdings, Inc.*	265,497

		1,527,334

Health Care Providers & Services (2.3%):
10,527	Aetna, Inc.	444,134
431	AMERIGROUP Corp.*	25,464
324	Brookdale Senior Living, Inc.*	5,634
4,862	Cardinal Health, Inc.	197,446
7,918	CIGNA Corp.	332,556
2,599	Community Health Systems, Inc.*	45,353
4,111	Coventry Health Care, Inc.*	124,851
1,177	HCA Holdings, Inc.*	25,929
2,301	Health Net, Inc.*	69,997
1,210	Henry Schein, Inc.*	77,960
4,671	Humana, Inc.	409,226
1,336	LifePoint Hospitals, Inc.*^	49,632
3,216	Omnicare, Inc.^	110,791
1,555	Patterson Companies, Inc.^	45,904
385	Quest Diagnostics, Inc.^	22,353
11,554	Tenet Healthcare Corp.*^	59,272
30,053	UnitedHealth Group, Inc.	1,523,086
2,377	VCA Antech, Inc.*^	46,946
9,649	WellPoint, Inc.	639,246

		4,255,780

Shares		Fair Value

Common Stocks, continued
Health Care Technology (0.0%):
944	Allscripts Healthcare Solutions, Inc.*	$17,879

Hotels, Restaurants & Leisure (0.6%):
77	Bally Technologies, Inc.*^	3,046
169	Brinker International, Inc.	4,522
11,828	Carnival Corp.	386,066
751	Choice Hotels International, Inc.^	28,575
105	Dunkin’ Brands Group, Inc.*^	2,623
1,153	Hyatt Hotels Corp., Class A*	43,399
4,126	International Game Technology	70,967
1,654	Madison Square Garden, Inc., Class A*	47,370
7,646	MGM Resorts International*^	79,748
1,912	Penn National Gaming, Inc.*	72,790
1,627	Royal Caribbean Cruises, Ltd.	40,301
8,496	Wendy’s Co. (The)	45,539
1,607	WMS Industries, Inc.*^	32,976
4,272	Wyndham Worldwide Corp.	161,610

		1,019,532

Household Durables (0.5%):
7,760	D.R. Horton, Inc.^	97,854
2,819	Garmin, Ltd.^	112,224
693	Harman International Industries, Inc.	26,362
2,556	Jarden Corp.	76,373
1,051	Leggett & Platt, Inc.^	24,215
4,494	Lennar Corp.^	88,307
1,580	Mohawk Industries, Inc.*^	94,563
8,125	Newell Rubbermaid, Inc.	131,219
140	NVR, Inc.*	96,040
9,303	Pulte Group, Inc.*^	58,702
4,123	Toll Brothers, Inc.*	84,192
2,119	Whirlpool Corp.^	100,546

		990,597

Household Products (3.0%):
555	Aaron’s, Inc.^	14,807
1,677	Church & Dwight Co., Inc.^	76,739
3,484	Clorox Co. (The)	231,895
1,335	Colgate-Palmolive Co.	123,341
1,933	Energizer Holdings, Inc.*	149,769
1,351	Kimberly-Clark Corp.	99,380
72,240	Procter & Gamble Co. (The)	4,819,130

		5,515,061

Independent Power Producers & Energy Traders (0.4%):
18,221	AES Corp. (The)*	215,737
10,650	Calpine Corp.*	173,914
5,166	Constellation Energy Group, Inc.	204,935
20,824	GenOn Energy, Inc.*	54,351
6,687	NRG Energy, Inc.*	121,168

		770,105

continued

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Industrial Conglomerates (3.4%):
2,306	3M Co.	$188,469
1,533	Carlisle Cos., Inc.	67,912
294,182	General Electric Co.	5,268,799
751	McDermott International, Inc.*	8,644
7,228	Textron, Inc.^	133,646
13,008	Tyco International, Ltd.	607,604

		6,275,074

Insurance (7.4%):
9,359	ACE, Ltd.	656,253
12,973	AFLAC, Inc.	561,212
180	Alleghany Corp.*^	51,352
1,030	Allied World Assurance Co. Holdings AG	64,818
14,506	Allstate Corp. (The)	397,609
2,241	American Financial Group, Inc.	82,670
12,259	American International Group, Inc.*	284,409
171	American National Insurance Co.	12,488
9,169	Aon Corp.	429,109
3,660	Arch Capital Group, Ltd.*	136,262
3,064	Arthur J. Gallagher & Co.	102,460
1,925	Aspen Insurance Holdings, Ltd.	51,012
2,707	Assurant, Inc.	111,149
5,219	Assured Guaranty, Ltd.	68,578
3,611	Axis Capital Holdings, Ltd.	115,408
48,558	Berkshire Hathaway, Inc., Class B*	3,704,975
3,285	Brown & Brown, Inc.	74,340
8,115	Chubb Corp. (The)^	561,720
4,071	Cincinnati Financial Corp.^	124,003
683	CNA Financial Corp.	18,270
2,714	CoreLogic, Inc.*	35,092
1,116	Endurance Specialty Holdings, Ltd.	42,687
1,288	Everest Re Group, Ltd.	108,308
6,099	Fidelity National Financial, Inc., Class A^	97,157
13,607	Genworth Financial, Inc.*	89,126
1,241	Hanover Insurance Group, Inc. (The)	43,373
12,351	Hartford Financial Services Group, Inc. (The)	200,704
2,954	HCC Insurance Holdings, Inc.	81,235
1,387	Kemper Corp.	40,514
8,695	Lincoln National Corp.	168,857
8,789	Loews Corp.	330,906
273	Markel Corp.*^	113,205
15,214	Marsh & McLennan Cos., Inc.	481,067
4,128	MBIA, Inc.*	47,843
685	Mercury General Corp.^	31,250
22,782	MetLife, Inc.	710,343
7,304	Old Republic International Corp.	67,708
1,879	PartnerRe, Ltd.	120,651
8,465	Principal Financial Group, Inc.	208,239
17,214	Progressive Corp. (The)	335,845

Shares		Fair Value

Common Stocks, continued
Insurance, continued
2,346	Protective Life Corp.^	$52,926
13,482	Prudential Financial, Inc.	675,718
2,069	Reinsurance Group of America, Inc.	108,105
1,435	RenaissanceRe Holdings, Ltd.	106,721
1,244	StanCorp Financial Group, Inc.^	45,717
2,915	Torchmark Corp.^	126,482
1,592	Transatlantic Holdings, Inc.	87,130
11,619	Travelers Cos., Inc. (The)	687,496
8,110	UnumProvident Corp.	170,878
1,826	Validus Holdings, Ltd.	57,519
3,202	W.R. Berkley Corp.^	110,117
191	White Mountains Insurance Group, Ltd.	86,611
8,583	XL Group plc	169,686

		13,447,313

Internet & Catalog Retail (0.2%):
1,137	Expedia, Inc.^	32,995
219	Groupon, Inc.*	4,518
95	HomeAway, Inc.*^	2,209
16,675	Liberty Media Corp. - Interactive, Class A*	270,385
1,137	TripAdvisor, Inc.*^	28,664

		338,771

Internet Software & Services (0.6%):
429	Akamai Technologies, Inc.*	13,848
2,700	AOL, Inc.*^	40,770
14,514	eBay, Inc.*	440,210
2,128	IAC/InterActiveCorp^	90,653
36,142	Yahoo!, Inc.*	582,970

		1,168,451

IT Services (0.9%):
4,846	Amdocs, Ltd.*	138,256
177	Broadridge Financial Solutions, Inc.	3,991
4,302	Computer Sciences Corp.^	101,957
788	DST Systems, Inc.	35,870
7,278	Fidelity National Information Services, Inc.	193,522
782	Fiserv, Inc.*	45,935
724	Genpact, Ltd.*	10,824
764	Paychex, Inc.	23,004
5,507	SAIC, Inc.*^	67,681
4,494	Total System Services, Inc.	87,903
9,820	Visa, Inc., Class A	997,025

		1,705,968

Leisure Equipment & Products (0.0%):
2,510	Mattel, Inc.	69,678

Life Sciences Tools & Services (0.5%):
541	Bio-Rad Laboratories, Inc., Class A*	51,958
4,527	Life Technologies Corp.*	176,146
3,206	PerkinElmer, Inc.	64,120

continued

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Life Sciences Tools & Services continued
6,482	QIAGEN NV*	$89,516
10,631	Thermo Fisher Scientific, Inc.*	478,076

		859,816

Machinery (1.0%):
2,647	AGCO Corp.*	113,742
761	CNH Global NV, NYS*	27,388
1,332	Crane Co.	62,218
1,126	Dover Corp.	65,364
5,877	Eaton Corp.	255,826
129	Flowserve Corp.	12,812
2,014	Harsco Corp.	41,448
221	IDEX Corp.	8,201
816	Illinois Tool Works, Inc.	38,115
1,792	Ingersoll-Rand plc	54,602
2,027	Kennametal, Inc.	74,026
914	Lincoln Electric Holdings, Inc.	35,756
918	Navistar International Corp.*	34,774
2,469	Oshkosh Corp.*	52,787
2,467	Parker Hannifin Corp.	188,109
2,686	Pentair, Inc.^	89,417
1,349	Snap-On, Inc.	68,286
1,013	SPX Corp.	61,053
4,663	Stanley Black & Decker, Inc.	315,219
3,011	Terex Corp.*^	40,679
349	Timken Co.	13,510
2,182	Trinity Industries, Inc.^	65,591
5,107	Xylem, Inc.	131,199

		1,850,122

Marine (0.1%):
1,160	Alexander & Baldwin, Inc.	47,351
1,353	Huntington Ingalls Industries, Inc.*^	42,322
449	Kirby Corp.*	29,562

		119,235

Media (3.5%):
15,676	CBS Corp., Class B	425,447
1,048	Clear Channel Outdoor Holdings, Inc., Class A*	13,152
43,146	Comcast Corp., Class A	1,022,992
1,395	DISH Network Corp., Class A	39,730
1,979	DreamWorks Animation SKG, Inc., Class A*^	32,842
6,767	Gannett Co., Inc.	90,475
8,008	Interpublic Group of Cos., Inc. (The)	77,918
1,171	Lamar Advertising Co.*^	32,203
3,247	Liberty Media Corp. - Liberty Capital, Class A*	253,428
1,523	McGraw-Hill Cos., Inc. (The)	68,489
63,679	News Corp., Class A	1,136,033
287	Nielsen Holdings NV*	8,521
235	Pandora Media, Inc.*	2,352

Shares		Fair Value

Common Stocks, continued
Media, continued
1,386	Regal Entertainment Group, Class A^	$16,549
5,509	Thomson Reuters Corp.	146,925
27,763	Time Warner, Inc.	1,003,355
52,431	Walt Disney Co. (The)	1,966,162
137	Washington Post Co. (The), Class B^	51,623

		6,388,196

Metals & Mining (0.9%):
2,257	AK Steel Holding Corp.	18,643
29,506	Alcoa, Inc.^	255,227
3,194	Commercial Metals Co.	44,173
13,491	Newmont Mining Corp.	809,595
8,767	Nucor Corp.	346,910
1,790	Reliance Steel & Aluminum Co.	87,155
404	Schnitzer Steel Industries, Inc.^	17,081
1,753	Steel Dynamics, Inc.	23,052
1,020	Titanium Metals Corp.^	15,280
4,023	United States Steel Corp.^	106,448

		1,723,564

Multi-Utilities (2.9%):
3,077	Alliant Energy Corp.	135,726
6,689	Ameren Corp.	221,607
11,800	CenterPoint Energy, Inc.	237,062
7,000	CMS Energy Corp.	154,560
8,116	Consolidated Edison, Inc.^	503,435
15,972	Dominion Resources, Inc.	847,794
4,697	DTE Energy Co.	255,752
2,187	Integrys Energy Group, Inc.^	118,492
5,283	MDU Resources Group, Inc.	113,373
7,755	NiSource, Inc.	184,646
2,873	NSTAR	134,916
2,716	OGE Energy Corp.	154,024
11,039	PG&E Corp.	455,028
14,033	Public Service Enterprise Group, Inc.	463,229
3,195	SCANA Corp.^	143,967
6,642	Sempra Energy	365,310
6,012	TECO Energy, Inc.^	115,070
2,312	Vectren Corp.	69,892
6,484	Wisconsin Energy Corp.	226,681
13,430	Xcel Energy, Inc.	371,205

		5,271,769

Multiline Retail (0.9%):
1,220	Big Lots, Inc.*	46,067
892	Dillard’s, Inc., Class A^	40,033
4,586	J.C. Penney Co., Inc.	161,198
1,098	Kohl’s Corp.	54,186
10,347	Macy’s, Inc.	332,967
1,045	Sears Holdings Corp.*^	33,210
18,103	Target Corp.	927,236

		1,594,897

continued

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Office Electronics (0.2%):
38,867	Xerox Corp.	$309,381

Oil, Gas & Consumable Fuels (11.0%):
2,707	Alpha Natural Resources, Inc.*	55,304
11,703	Anadarko Petroleum Corp.	893,290
7,573	Apache Corp.	685,962
5,158	Arch Coal, Inc.	74,843
18,243	Chesapeake Energy Corp.^	406,636
52,583	Chevron Corp.	5,594,832
1,749	Cimarex Energy Co.^	108,263
209	Cobalt International Energy, Inc.*	3,244
36,830	ConocoPhillips	2,683,802
1,927	Denbury Resources, Inc.*	29,098
11,733	Devon Energy Corp.	727,446
1,284	El Paso Corp.	34,116
2,266	EQT Corp.	124,154
319	EXCO Resources, Inc.^	3,333
35,801	Exxon Mobil Corp.	3,034,493
626	Forest Oil Corp.*	8,482
8,416	Hess Corp.	478,029
1,488	Kinder Morgan, Inc.^	47,869
169	Kosmos Energy LLC*	2,072
19,752	Marathon Oil Corp.	578,141
9,876	Marathon Petroleum Corp.	328,772
4,544	Murphy Oil Corp.	253,283
1,612	Newfield Exploration Co.*	60,821
3,911	Noble Energy, Inc.^	369,159
16,054	Occidental Petroleum Corp.	1,504,260
600	Pioneer Natural Resources Co.	53,688
3,911	Plains Exploration & Production Co.*	143,612
3,269	Quicksilver Resources, Inc.*^	21,935
358	SM Energy Co.	26,170
3,459	Southern Union Co.	145,658
18,027	Spectra Energy Corp.	554,330
3,014	Sunoco, Inc.	123,634
1,186	Teekay Shipping Corp.	31,702
3,988	Tesoro Corp.*^	93,160
15,818	Valero Energy Corp.	332,969
16,314	Williams Cos., Inc. (The)	538,688

		20,155,250

Paper & Forest Products (0.4%):
1,011	Domtar Corp.	80,839
9,557	International Paper Co.	282,887
4,707	MeadWestvaco Corp.	140,975
10,607	Weyerhaeuser Co.	198,033

		702,734

Personal Products (0.2%):
4,631	Mead Johnson Nutrition Co., Class A	318,289

Pharmaceuticals (8.1%):
2,630	Abbott Laboratories	147,885

Shares		Fair Value

Common Stocks, continued
Pharmaceuticals continued
47,322	Bristol-Myers Squibb Co.	$1,667,627
18,969	Eli Lilly & Co.	788,352
7,411	Forest Laboratories, Inc.*	224,257
797	Hospira, Inc.*^	24,205
60,525	Johnson & Johnson Co.	3,969,229
85,618	Merck & Co., Inc.	3,227,799
1,218	Mylan, Inc.*	26,138
219,168	Pfizer, Inc.	4,742,795
381	Warner Chilcott plc, Class A*	5,765
185	Watson Pharmaceuticals, Inc.*	11,163

		14,835,215

Professional Services (0.2%):
3,250	Equifax, Inc.	125,905
2,280	Manpower, Inc.	81,510
3,694	Monster Worldwide, Inc.*	29,294
1,268	Towers Watson & Co., Class A	75,991
562	Verisk Analytics, Inc., Class A*	22,553

		335,253

Real Estate Investment Trusts (REITs) (3.3%):
1,717	Alexandria Real Estate Equities, Inc.^	118,422
6,217	American Capital Agency Corp.*	174,573
26,381	Annaly Capital Management, Inc.^	421,041
1,125	Apartment Investment & Management Co., Class A^	25,774
2,609	Avalonbay Communities, Inc.	340,735
734	Boston Properties, Inc.	73,106
3,790	Brandywine Realty Trust^	36,005
2,097	BRE Properties, Inc.^	105,857
554	Camden Property Trust	34,481
28,489	Chimera Investment Corp.^	71,507
2,293	CommonWealth REIT	38,156
1,351	Corporate Office Properties Trust^	28,722
6,078	DDR Corp.^	73,969
3,379	Douglas Emmett, Inc.^	61,633
7,023	Duke Realty Corp.^	84,627
7,577	Equity Residential Property Trust	432,116
394	Essex Property Trust, Inc.^	55,361
423	Federal Realty Investment Trust^	38,387
15,634	General Growth Properties, Inc.	234,823
11,263	HCP, Inc.^	466,626
5,310	Health Care REIT, Inc.^	289,554
3,437	Hospitality Properties Trust	78,982
19,033	Host Hotels & Resorts, Inc.	281,117
11,287	Kimco Realty Corp.^	183,301
3,193	Liberty Property Trust^	98,600
2,342	Macerich Co. (The)^	118,505
2,458	Mack-Cali Realty Corp.^	65,604
4,792	Piedmont Office Realty Trust, Inc., Class A^	81,656
1,819	Plum Creek Timber Co., Inc.^	66,503

continued

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Real Estate Investment Trusts (REITs), continued
12,729	ProLogis, Inc.	$363,922
233	Public Storage, Inc.	31,329
3,706	Realty Income Corp.^	129,562
2,453	Regency Centers Corp.	92,282
4,514	Senior Housing Properties Trust	101,294
1,489	Simon Property Group, Inc.	191,992
2,466	SL Green Realty Corp.^	164,334
1,550	Taubman Centers, Inc.	96,255
5,568	UDR, Inc.	139,757
2,763	Ventas, Inc.	152,324
4,548	Vornado Realty Trust	349,559
3,375	Weingarten Realty Investors^	73,643

		6,065,996

Real Estate Management & Development (0.1%):
3,732	Forest City Enterprises, Inc., Class A*	44,112
617	Howard Hughes Corp. (The)*	27,253
248	Jones Lang LaSalle, Inc.	15,193
1,865	St. Joe Co. (The)*^	27,341

		113,899

Road & Rail (1.2%):
1,416	Con-way, Inc.	41,291
749	Kansas City Southern Industries, Inc.*	50,939
9,798	Norfolk Southern Corp.	713,882
1,453	Ryder System, Inc.	77,212
11,389	Union Pacific Corp.	1,206,551

		2,089,875

Semiconductors & Semiconductor Equipment (2.8%):
34,263	Applied Materials, Inc.	366,957
750	Atmel Corp.*	6,075
2,886	Cree, Inc.*^	63,607
3,513	Fairchild Semiconductor International, Inc.*^	42,296
418	Freescale Semiconductor Holdings I, Ltd.*^	5,288
147,071	Intel Corp.	3,566,472
1,909	International Rectifier Corp.*	37,073
1,615	Intersil Corp., Class A	16,861
1,040	KLA-Tencor Corp.^	50,180
11,137	LSI Corp.*	66,265
14,091	Marvell Technology Group, Ltd.*	195,160
2,408	MEMC Electronic Materials, Inc.*	9,488
24,056	Micron Technology, Inc.*	151,312
1,896	Novellus Systems, Inc.*	78,286
6,078	PMC-Sierra, Inc.*	33,490
117	Silicon Laboratories, Inc.*^	5,080
5,249	Teradyne, Inc.*^	71,544
11,756	Texas Instruments, Inc.	342,217

		5,107,651

Software (0.3%):
11,743	Activision Blizzard, Inc.	144,674

Shares		Fair Value

Common Stocks, continued
Software continued
10,641	CA, Inc.	$215,108
1,493	Compuware Corp.*	12,422
3,788	Synopsys, Inc.*	103,033

		475,237

Specialty Retail (1.6%):
315	Abercrombie & Fitch Co., Class A	15,385
5,444	American Eagle Outfitters, Inc.	83,239
532	AutoNation, Inc.*^	19,615
8,180	Best Buy Co., Inc.	191,167
5,231	CarMax, Inc.*^	159,441
1,505	Chico’s FAS, Inc.	16,766
59	DSW, Inc., Class A^	2,608
4,291	Foot Locker, Inc.	102,297
3,919	GameStop Corp., Class A*^	94,565
9,807	Gap, Inc. (The)	181,920
17,598	Home Depot, Inc.	739,820
36,118	Lowe’s Cos., Inc.	916,675
2,641	RadioShack Corp.^	25,644
178	Sally Beauty Holdings, Inc.*	3,761
2,409	Signet Jewelers, Ltd.	105,900
19,782	Staples, Inc.	274,772
1,381	Williams-Sonoma, Inc.	53,168

		2,986,743

Textiles, Apparel & Luxury Goods (0.2%):
1,410	PVH Corp.	99,391
2,412	V.F. Corp.	306,300

		405,691

Thrifts & Mortgage Finance (0.3%):
994	BankUnited, Inc.	21,858
4,574	Capitol Federal Financial, Inc.	52,784
9,648	First Niagara Financial Group, Inc.	83,262
11,971	Hudson City Bancorp, Inc.^	74,819
12,131	New York Community Bancorp, Inc.^	150,061
8,491	People’s United Financial, Inc.	109,109
2,356	TFS Financial Corp.*	21,110
3,063	Washington Federal, Inc.	42,851

		555,854

Tobacco (0.8%):
14,749	Altria Group, Inc.	437,308
3,745	Lorillard, Inc.^	426,930
4,686	Philip Morris International, Inc.	367,757
6,461	Reynolds American, Inc.	267,615

		1,499,610

Trading Companies & Distributors (0.1%):
1,021	Air Lease Corp.*^	24,208
1,264	GATX Corp.^	55,186
645	WESCO International, Inc.*	34,192

		113,586

continued

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Water Utilities (0.1%):
4,864	American Water Works Co., Inc.	$154,967
3,458	Aqua America, Inc.	76,249

		231,216

Wireless Telecommunication Services (0.2%):
944	Clearwire Corp., Class A*	1,831
545	NII Holdings, Inc.*	11,608
82,984	Sprint Nextel Corp.*	194,183
2,458	Telephone and Data Systems, Inc.^	63,638
371	United States Cellular Corp.*	16,187

		287,447

Total Common Stocks (Cost $176,845,204)		179,346,089

Shares or Principal Amount		Fair Value

Securities Held as Collateral for Securities on Loan (8.1%):
$14,843,412	Allianz Variable Insurance Products Securities Lending Collateral Trust(a)	$14,843,412

Total Securities Held as Collateral for Securities on loan (Cost $14,843,412)		14,843,412

Unaffiliated Investment Company (1.5%):
2,782,310	Dreyfus Treasury Prime Cash Management, 0.00%(b)	2,782,310

Total Unaffiliated Investment Company (Cost $2,782,310)		2,782,310

Total Investment Securities (Cost $194,470,926)(c) — 107.9%		196,971,811
Net other assets (liabilities) — (7.9)%		(14,457,166)

Net Assets — 100.0%		$182,514,645

Percentages indicated are based on net assets as of December 31, 2011.

NYS—New York Shares

*	Non-income producing security

^	This security or a partial position of the security was on loan as of December 31, 2011. The total value of securities on loan as of December 31, 2011 was $14,402,175.

+	Affiliated securities

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2011.

(b)	The rate represents the effective yield at December 31, 2011.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $226,000 has been segregated to cover margin requirements for the following open contracts as of December 31, 2011:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini March Futures	Long	3/16/12	53	$3,319,390	$26,137

See accompanying notes to the financial statements.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Value Index Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investment securities, at cost	$194,470,926

Investment securities, at value*	$196,971,811
Cash	1,908
Segregated cash for collateral	226,000
Interest and dividends receivable	338,960
Receivable for capital shares issued	19,488
Reclaims receivable	9
Prepaid expenses	2,026

Total Assets	197,560,202

Liabilities:
Payable for capital shares redeemed	43,671
Payable for collateral received on loaned securities	14,843,412
Payable for variation margin on futures contracts	12,367
Manager fees payable	66,696
Administration fees payable	6,249
Distribution fees payable	37,895
Custodian fees payable	4,314
Administrative and compliance services fees payable	1,694
Trustee fees payable	91
Other accrued liabilities	29,168

Total Liabilities	15,045,557

Net Assets	$182,514,645

Net Assets Consist of:
Capital	$175,910,233
Accumulated net investment income/(loss)	2,809,865
Accumulated net realized gains/(losses) from investment transactions	1,267,525
Net unrealized appreciation/(depreciation) on investments	2,527,022

Net Assets	$182,514,645

Shares of beneficial interest (unlimited number of shares authorized, no par value)	17,616,068
Net Asset Value (offering and redemption price per share)	$10.36

* includes securities on loans of $14,402,175

Statement of Operations

For the Year Ended December 31, 2011

Investment Income:
Interest	$176
Dividends	4,109,368
Income from securities lending	38,775
Foreign withholding tax	(6,934)

Total Investment Income	4,141,385

Expenses:
Manager fees	765,931
Administration fees	78,234
Distribution fees	435,187
Custodian fees	18,597
Administrative and compliance services fees	7,804
Trustee fees	13,187
Professional fees	14,178
Shareholder reports	4,563
Other expenses	43,710

Total expenses	1,381,391

Net Investment Income/(Loss)	2,759,994

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	4,658,786
Net realized gains/(losses) on futures contracts	(89,072)
Change in unrealized appreciation/depreciation on investments	(8,002,760)

Net Realized/Unrealized Gains/(Losses) on Investments	(3,433,046)

Change in Net Assets Resulting From Operations	$(673,052)

See accompanying notes to the financial statements.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets

	AZL Russell 1000 Value Index Fund
	For the Year Ended December 31, 2011	April 30, 2010 to December 31, 2010(a)
Change in Net Assets:
Operations:
Net investment income/(loss)	$2,759,994	$1,601,914
Net realized gains/(losses) on investment transactions	4,569,714	(3,305,282)
Change in unrealized appreciation/depreciation on investments	(8,002,760)	10,529,782

Change in net assets resulting from operations	(673,052)	8,826,414

Dividends to Shareholders:
From net investment income	(1,628,385)	—

Change in net assets resulting from dividends to shareholders	(1,628,385)	—

Capital Transactions:
Proceeds from shares issued	40,796,182	171,771,753
Proceeds from dividends reinvested	1,628,385	—
Value of shares redeemed	(26,683,013)	(11,523,639)

Change in net assets resulting from capital transactions	15,741,554	160,248,114

Change in net assets	13,440,117	169,074,528
Net Assets:
Beginning of period	169,074,528	—

End of period	$182,514,645	$169,074,528

Accumulated net investment income/(loss)	$2,809,865	$1,681,349

Share Transactions:
Shares issued	3,880,297	17,340,982
Dividends reinvested	168,920	—
Shares redeemed	(2,547,300)	(1,226,831)

Change in shares	1,501,917	16,114,151

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Value Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2011	April 30, 2010 to December 31, 2010(a)
Net Asset Value, Beginning of Period	$10.49	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.16	0.10
Net Realized and Unrealized Gains/(Losses) on Investments	(0.19)	0.39

Total from Investment Activities	(0.03)	0.49

Dividends to Shareholders From:
Net Investment Income	(0.10)	—

Total Dividends	(0.10)	—

Net Asset Value, End of Period	$10.36	$10.49

Total Return(b)	(0.25)%	4.90	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$182,515	$169,075
Net Investment Income/(Loss)(d)	1.59%	1.68%
Expenses Before Reductions(d)(e)	0.79%	0.84%
Expenses Net of Reductions(d)	0.79%	0.84%
Portfolio Turnover Rate	20%	25	%(c)

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements

December 31, 2011

1.	Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Russell 1000 Value Index Fund (the “Fund”). The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

—	AZL Allianz AGIC Opportunity Fund
—	AZL BlackRock Capital Appreciation Fund
—	AZL Columbia Mid Cap Value Fund
—	AZL Columbia Small Cap Value Fund
—	AZL Davis New York Venture Fund (formerly AZL Davis NY Venture Fund)
—	AZL Dreyfus Equity Growth Fund
—	AZL Eaton Vance Large Cap Value Fund
—	AZL Enhanced Bond Index Fund
—	AZL Franklin Small Cap Value Fund
—	AZL Franklin Templeton Founding Strategy Plus Fund
—	AZL Gateway Fund
—	AZL International Index Fund
—	AZL Invesco Equity and Income Fund (formerly AZL Van Kampen Equity and Income Fund)
—	AZL Invesco Growth and Income Fund (formerly AZL Van Kampen Growth and Income Fund)
—	AZL Invesco International Equity Fund
—	AZL JPMorgan International Opportunities Fund (formerly AZL Morgan Stanley International Equity Fund)
—	AZL JPMorgan U.S. Equity Fund
—	AZL MFS Investors Trust Fund
—	AZL Mid Cap Index Fund
—	AZL Money Market Fund
—	AZL Morgan Stanley Global Real Estate Fund
—	AZL Morgan Stanley Mid Cap Growth Fund
—	AZL NFJ International Value Fund
—	AZL Russell 1000 Growth Index Fund
—	AZL Russell 1000 Value Index Fund
—	AZL S&P 500 Index Fund
—	AZL Schroder Emerging Markets Equity Fund
—	AZL Small Cap Stock Index Fund
—	AZL Turner Quantitative Small Cap Growth Fund

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements, continued

December 31, 2011

foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements, continued

December 31, 2011

at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities) and is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Allianz Investment Management LLC (the “Manager”) to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2011 are presented on the Fund’s Schedule of Portfolio Investments (“Schedule”). The average outstanding amount of securities on loan was $13.2 million for the year ended December 31, 2011.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $3,835 during the year ended December 31, 2011. These fees have been netted against Income from Securities Lending on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments that the Fund may utilize, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2011, the Fund did not enter into any forward currency contracts. The Fund may enter into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

Futures Contracts

During the year ended December 31, 2011, the Fund used futures contracts to provide equity exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements, continued

December 31, 2011

recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $3.3 million as of December 31, 2011. The monthly average notional amount for these contracts was $5.1 million for the year ended December 31, 2011.

Summary of Derivative Instruments

The following is a summary of the fair value of derivative instruments as of December 31, 2011:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statements of Assets and Liabilities Location	Total Fair Value*	Statements of Assets and Liabilities Location	Total Fair Value*
Equity Contracts	Receivable for variation margin on futures contracts	$26,137	Payable for variation margin on futures contracts	$—

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation Margin on Futures Contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2011:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation Depreciation on Derivatives Recognized in Income
Equity Contracts	Net realized gains/(losses) on futures contracts/change in unrealized appreciation/depreciation on investments	$(89,072)	$(81,519)

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and BlackRock Investment Management LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2013.

For the year ended December 31, 2011, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Russell 1000 Value Index Fund	0.44%	0.84%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements, continued

December 31, 2011

December 31, 2011, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2011, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2011, $2,537 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting and a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2011, actual Trustee compensation was $924,000 in total for both Trusts.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements, continued

December 31, 2011

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Exchange traded futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2011, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements, continued

December 31, 2011

The following is a summary of the valuation inputs used as of December 31, 2011 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks+	$179,346,089	$—	$—	$179,346,089
Securities Held as Collateral for Securities on Loan	—	14,843,412	—	14,843,412
Unaffiliated Investment Company	2,782,310	—	—	2,782,310

Total Investment Securities	182,128,399	14,843,412	—	196,971,811

Other Financial Instruments:*
Futures Contracts	26,137	—	—	26,137

Total Investments	$182,154,536	$14,843,412	$—	$196,997,948

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts and forward currency contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

The Fund recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1, 2 or 3 as of December 31, 2011.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Adoption of ASU 2011-04 will have no effect on the Fund’s net assets. At this time, management is evaluating the impact of ASU 2011-04 on the financial statement disclosures.

5.	Security Purchases and Sales

For the year ended December 31, 2011, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Russell 1000 Value Index Fund	$53,470,952	$33,880,007

6.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2011 is $194,874,225. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$18,067,179
Unrealized depreciation	(15,969,593)

Net unrealized appreciation	$2,097,586

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements, continued

December 31, 2011

During the year ended December 31, 2011, the Fund utilized $2,890,569 in CLCFs to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2011 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Russell 1000 Value Index Fund	$1,628,385	$—	$1,628,385

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

During the year ended December 31, 2010 there were no dividends paid to shareholders.

As of December 31, 2011, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Russell 1000 Value Index Fund	$2,809,865	$1,696,961	$2,097,586	$6,604,412

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Russell 1000 Value Index Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2011, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2011, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio

February 24, 2012

24

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2011, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

25

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

26

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its

27

affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2011. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 19, 2011, and at an “in person” Board of Trustees meeting held October 26, 2011. The Agreements were approved at the Board meeting of October 26, 2011. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2013. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager and Subadvisers.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

28

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2)  The investment performance of the Funds, the Manager and the Subadvisers.  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 26, 2011, the Manager reported that for the three year period ended June 30, 2011, ten Funds were in the top 40%, six were in the middle 20% and five were in the bottom 40%, and for the one year period ended June 30, 2011, nine Funds were in the top 40%, eight were in the middle 20%, and 11 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2011, nine Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40%. At the Board of Trustees meeting held October 26, 2011, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 29 Funds reviewed by the Board of Trustees in the fall of 2011, 24 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2012 for the 29 Funds was as follows: (1) 21 of the Funds had total expense rankings at or below the 50th percentile; (2) three of the Funds were between the 50th and 65th percentiles; (3) for three of the Funds with expense ranks above the 65th percentile, the Manager recommended, and the Board of Trustees approved, temporary management fee waivers effective May 1, 2012, which are expected to reduce such rankings to the 65th percentile or below; (4) for one Fund with an expense rank above the 65th percentile, the Manager expects such Fund to be below the 65th percentile in 2012 because of greater Fund assets; and (5) for one Fund with an expense rank above the 65th percentile, the Manager reported that the peer group makes for poor comparability.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2009 through June 30, 2011. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

29

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2011 were approximately $6.2 billion, and that no single non-money market Fund had assets in excess of $428 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2012, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

30

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc., 2005 to present; EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	42	Argus Group Holdings; Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 54 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	42	Luther College
Roger Gelfenbien, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	42	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, 2012 to present; General Partner of Fairview Capital, L.P., 1994 to present	42	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to present; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002; Consultant to Hartford Insurance Co., 2001	42	None
Peter W. McClean, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	42	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	42	Connecticut Water Service, Inc.

31

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the Fund Complex During Past 5 Years
Robert DeChellis, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	42	None
Brian Muench, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	42	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Allianz Life from April 2011, to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.
Michael Radmer, Age 66 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/04	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007; Vice President, Fund Administration, Columbia Management, July 2002 to December 2005.
Stephen G. Simon , Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

32

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1211 2/12

AZL® S&P 500 Index Fund

Annual Report

December 31, 2011

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® S&P 500 Index Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® S&P 500 Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2011?

For the year ended December 31, 2011, the AZL® S&P 500 Index Fund (Class 2 Shares) returned 1.55%. That compared to a 2.11% total return for its benchmark, the S&P 500® Index1.

The Fund attempts to replicate the performance of the S&P 500 index of U.S. large-cap stocks.

U.S. equities delivered paltry rewards for the extreme volatility investors endured in 2011. Political turmoil, natural disasters and, above all, global debt problems led to market activity during the year that was characterized by a tug-of-war between assets perceived as high risk and those perceived as low risk.

Stocks moved unevenly higher early in the year despite political upheaval spreading across the Middle East and North Africa regions and a sharp rise in oil and other commodity prices. March brought devastating natural disasters in Japan, resulting in global supply chain disruptions. Nevertheless, equity markets were remarkably resilient as the global economic recovery appeared to be on track and investors gradually increased their appetite for risk. After peaking in late April, equities were met with a sharp reversal when the heightened possibility of Greece defaulting on its debt rekindled fears about the potential impact of the sovereign debt crisis spreading in Europe. In the United States, a prolonged debt ceiling debate revealed the ineffectiveness of the nation’s policymakers and ultimately led to Standard & Poor’s decision to downgrade the U.S. government’s credit rating in early August. This announcement spurred one of the most volatile periods in trading history. Stock markets across the world whipsawed on hopes and fears driven by news flow. Equities swooned as debt problems in Europe spread to Italy and Spain, and global economic indicators grew increasingly bleak.

U.S. stocks staged a strong rebound in October as the domestic labor market improved and corporate profits continued to beat analyst expectations. Encouraging news from Europe also contributed to the rally. After months of deliberation, European leaders agreed upon a new plan to reduce Greece’s debt burden, recapitalize the region’s banks, and increase the size of the euro-zone bailout fund. However, a lack of definitive details about the rescue plan soon raised doubts among investors and thwarted the rally at the end of October. In November, political instability in Greece and Italy fueled uncertainty as to whether Europe’s leaders would be able to contain the crisis. In the United States, bickering lawmakers failed to reach an agreement on reducing the U.S. budget deficit, further undermining investors’ confidence in policymakers on both sides of the Atlantic. Market volatility softened in December with the support of global central bank actions and continued improvement in economic data.

U.S. stocks outperformed most international markets during the period due to their relative safety during a time of heightened uncertainty overseas. Dividend-paying stocks performed particularly well as investors sought yield in a low-interest rate environment. Among sectors in the benchmark, utilities performed strongest in 2011. The defensive consumer staples sector also performed well, as did health care stocks, which benefited from increased merger and acquisition activity. Financials were battered by the world’s debt problems, and saw the largest losses of any sector in the Fund’s benchmark. The more cyclical materials and industrials sectors also declined amid heightened uncertainty about the global economy.*

The underperformance of the Fund compared to its benchmark was the result of Fund expenses that are not incurred by the benchmark.

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2011.
[1]

The Standard & Poor’s 500® Index (“S&P 500®”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. Investors cannot invest directly in an index.

1

AZL® S&P 500 Index Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek to match the total return of the Standard & Poor’s 500® Index. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in all 500 stocks in the Index in proportion to their weighting in the Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance. In addition, factors such as Fund expenses, selection of a representative portfolio, changes in the composition of the Index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the Index and the Fund’s performance.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2011

	Inception Date	1 Year	3 Year	Since Inception
AZL® S&P 500 Index Fund (Class 1 Shares)	5/14/07	1.88%	13.69%	–2.12%
AZL® S&P 500 Index Fund (Class 2 Shares)	5/1/07	1.55%	13.41%	–2.05%
S&P 500® Index	5/1/07	2.11%	14.11%	–1.38%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio

Gross
AZL® S&P 500 Index Fund (Class 1 Shares)	0.29%
AZL® S&P 500 Index Fund (Class 2 Shares)	0.54%

The above expense ratios are based on the current Fund prospectus dated May 1, 2011. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.46% for Class 1 Shares and 0.71% for Class 2 Shares through April 30, 2013. Additional information pertaining to the December 31, 2011 expense ratios can be found in the financial highlights.

[1]	The hypothetical $10,000 investment for the S&P 500 ® Index is calculated from April 30, 2007.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500® Index (“S&P 500®”), which is an unmanaged index that is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL S&P 500 Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL S&P 500 Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only.Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period** 7/1/11 - 12/31/11
AZL S&P 500 Index Fund Class 1	$1,000.00	$962.30	$1.34	0.27%
AZL S&P 500 Index Fund Class 2	$1,000.00	$960.00	$2.57	0.52%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period** 7/1/11 - 12/31/11
AZL S&P 500 Index Fund Class 1	$1,000.00	$1,023.84	$1.38	0.27%
AZL S&P 500 Index Fund Class 2	$1,000.00	$1,022.58	$2.65	0.52%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
**	Excludes expense paid indirectly.

Portfolio Composition

(Unaudited)

Investments	Percent of net assets+
Information Technology	18.3%
Financials	12.9
Energy	11.8
Health Care	11.5
Consumer Staples	11.2
Consumer Discretionary	10.4
Industrials	10.4

Investments	Percent of net assets+
Securities Held as Collateral for Securities on Loan	6.9%
Utilities	3.9
Materials	3.4
Telecommunication Services	3.1
Unaffiliated Investment Company	2.7

Total	106.5%

+	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2011

Shares		Fair Value

Common Stocks (96.9%):
Aerospace & Defense (2.5%):
47,237	Boeing Co. (The)	$3,464,834
22,635	General Dynamics Corp.	1,503,190
7,957	Goodrich Corp.	984,281
49,164	Honeywell International, Inc.	2,672,063
6,347	L-3 Communications Holdings, Inc.	423,218
16,864	Lockheed Martin Corp.^	1,364,298
16,607	Northrop Grumman Corp.	971,177
9,163	Precision Castparts Corp.	1,509,971
21,998	Raytheon Co.	1,064,263
9,645	Rockwell Collins, Inc.^	534,044
57,588	United Technologies Corp.	4,209,107

		18,700,446

Air Freight & Logistics (1.0%):
10,502	C.H. Robinson Worldwide, Inc.^	732,829
13,560	Expeditors International of Washington, Inc.	555,418
20,159	FedEx Corp.	1,683,478
61,336	United Parcel Service, Inc., Class B	4,489,182

		7,460,907

Airlines (0.1%):
49,484	Southwest Airlines Co.^	423,583

Auto Components (0.4%):
6,969	BorgWarner, Inc.*	444,204
15,252	Goodyear Tire & Rubber Co.*	216,121
43,235	Johnson Controls, Inc.	1,351,526
8,157	O’Reilly Automotive, Inc.*^	652,152

		2,664,003

Automobiles (0.4%):
241,508	Ford Motor Co.^	2,598,626
14,835	Harley-Davidson, Inc.	576,637

		3,175,263

Beverages (2.6%):
9,913	Beam, Inc.	507,843
6,345	Brown-Forman Corp., Class B	510,836
144,362	Coca-Cola Co. (The)	10,101,009
19,832	Coca-Cola Enterprises, Inc.	511,269
11,066	Constellation Brands, Inc.*	228,734
13,633	Dr Pepper Snapple Group, Inc.	538,231
10,013	Molson Coors Brewing Co., Class B	435,966
99,372	PepsiCo, Inc.	6,593,332

		19,427,220

Biotechnology (1.2%):
50,414	Amgen, Inc.	3,237,083
15,438	Biogen Idec, Inc.*	1,698,952
28,217	Celgene Corp.*	1,907,469
47,743	Gilead Sciences, Inc.*	1,954,121

		8,797,625

Building Products (0.0%):
23,238	Masco Corp.^	243,534

Shares		Fair Value

Common Stocks, continued
Capital Markets (1.7%):
14,381	Ameriprise Financial, Inc.	$713,873
77,076	Bank of New York Mellon Corp.	1,534,583
6,366	BlackRock, Inc.‡	1,134,676
68,585	Charles Schwab Corp. (The)	772,267
15,611	E*TRADE Financial Corp.*	124,264
5,903	Federated Investors, Inc.^	89,430
9,249	Franklin Resources, Inc.	888,459
31,292	Goldman Sachs Group, Inc. (The)	2,829,736
28,817	Invesco, Ltd.	578,934
8,073	Legg Mason, Inc.^	194,156
94,311	Morgan Stanley	1,426,925
15,378	Northern Trust Corp.	609,891
31,269	State Street Corp.	1,260,453
16,058	T. Rowe Price Group, Inc.	914,503

		13,072,150

Chemicals (2.1%):
13,377	Air Products & Chemicals, Inc.	1,139,587
4,332	Airgas, Inc.	338,243
4,181	CF Industries Holdings, Inc.	606,161
75,105	Dow Chemical Co. (The)^	2,160,020
58,725	E.I. du Pont de Nemours & Co.	2,688,431
8,804	Eastman Chemical Co.	343,884
19,072	Ecolab, Inc.	1,102,552
4,437	FMC Corp.^	381,760
5,213	International Flavor & Fragrances, Inc.^	273,265
34,027	Monsanto Co.	2,384,272
18,919	Mosaic Co. (The)	954,085
9,815	PPG Industries, Inc.	819,454
19,075	Praxair, Inc.	2,039,118
7,681	Sigma Aldrich Corp.^	479,755

		15,710,587

Commercial Banks (2.6%):
44,297	BB&T Corp.	1,114,956
12,616	Comerica, Inc.^	325,493
58,581	Fifth Third Bancorp	745,150
16,544	First Horizon National Corp.^	132,352
54,244	Huntington Bancshares, Inc.	297,800
60,054	KeyCorp	461,815
8,023	M&T Bank Corp.^	612,476
33,435	PNC Financial Services Group, Inc.	1,928,197
80,750	Regions Financial Corp.	347,225
34,302	SunTrust Banks, Inc.	607,145
121,288	U.S. Bancorp	3,280,840
335,179	Wells Fargo & Co.	9,237,533
11,951	Zions Bancorp^	194,562

		19,285,544

continued

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL S&P 500 Index Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Commercial Services & Supplies (0.4%):
6,675	Avery Dennison Corp.^	$191,439
6,868	Cintas Corp.^	239,075
11,798	Iron Mountain, Inc.^	363,378
12,921	Pitney Bowes, Inc.^	239,555
11,633	R.R. Donnelley & Sons Co.^	167,864
20,083	Republic Services, Inc.	553,287
5,430	Stericycle, Inc.*^	423,106
29,259	Waste Management, Inc.^	957,062

		3,134,766

Communications Equipment (2.0%):
341,695	Cisco Systems, Inc.+	6,177,846
5,082	F5 Networks, Inc.*^	539,302
7,402	Harris Corp.	266,768
15,010	JDS Uniphase Corp.*	156,704
33,455	Juniper Networks, Inc.*	682,817
16,746	Motorola Mobility Holdings, Inc.*	649,745
18,208	Motorola Solutions, Inc.	842,848
106,836	QUALCOMM, Inc.	5,843,929

		15,159,959

Computers & Peripherals (4.5%):
59,074	Apple, Inc.*	23,924,970
97,060	Dell, Inc.*	1,419,988
129,662	EMC Corp.*^	2,792,920
126,294	Hewlett-Packard Co.	3,253,333
4,564	Lexmark International, Inc.^	150,932
22,793	NetApp, Inc.*	826,702
15,267	SanDisk Corp.*	751,289
14,737	Western Digital Corp.*	456,110

		33,576,244

Construction & Engineering (0.2%):
10,784	Fluor Corp.	541,896
8,176	Jacobs Engineering Group, Inc.*	331,782
13,571	Quanta Services, Inc.*	292,319

		1,165,997

Construction Materials (0.0%):
8,131	Vulcan Materials Co.^	319,955

Consumer Finance (0.7%):
64,228	American Express Co.	3,029,635
29,211	Capital One Financial Corp.	1,235,333
34,923	Discover Financial Services	838,152
32,436	SLM Corp.	434,642

		5,537,762

Containers & Packaging (0.1%):
10,366	Ball Corp.	370,170
6,484	Bemis Co., Inc.^	195,038

Shares		Fair Value

Common Stocks, continued
Containers & Packaging, continued
10,663	Owens-Illinois, Inc.*	$206,649
9,995	Sealed Air Corp.	172,014

		943,871

Distributors (0.1%):
9,838	Genuine Parts Co.^	602,086

Diversified Consumer Services (0.1%):
7,387	Apollo Group, Inc., Class A*	397,938
3,816	DeVry, Inc.	146,763
18,617	H&R Block, Inc.	304,016

		848,717

Diversified Financial Services (2.6%):
644,187	Bank of America Corp.	3,581,680
185,822	Citigroup, Inc.	4,888,977
4,199	CME Group, Inc.	1,023,170
4,613	IntercontinentalExchange, Inc.*	556,097
241,517	JPMorgan Chase & Co.	8,030,440
12,686	Leucadia National Corp.	288,480
12,417	Moody’s Corp.^	418,205
8,267	NASDAQ OMX Group, Inc. (The)*	202,624
16,484	NYSE Euronext	430,232

		19,419,905

Diversified Telecommunication Services (2.8%):
376,652	AT&T, Inc.	11,389,956
39,247	CenturyTel, Inc.	1,459,988
63,139	Frontier Communications Corp.^	325,166
112	Nortel Networks Corp.*	2
179,939	Verizon Communications, Inc.	7,219,153
37,338	Windstream Corp.^	438,348

		20,832,613

Electric Utilities (2.0%):
30,687	American Electric Power Co., Inc.	1,267,680
84,695	Duke Energy Corp.^	1,863,290
20,711	Edison International	857,435
11,239	Entergy Corp.	821,009
42,135	Exelon Corp.^	1,827,395
26,576	FirstEnergy Corp.	1,177,317
26,852	NextEra Energy, Inc.	1,634,750
11,189	Northeast Utilities	403,587
14,235	Pepco Holdings, Inc.^	288,970
7,028	Pinnacle West Capital Corp.	338,609
36,747	PPL Corp.	1,081,097
18,746	Progress Energy, Inc.	1,050,151
54,778	Southern Co.	2,535,674

		15,146,964

Electrical Equipment (0.5%):
10,049	Cooper Industries plc, A Shares	544,153
46,765	Emerson Electric Co.	2,178,781

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL S&P 500 Index Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Electrical Equipment, continued
8,989	Rockwell Automation, Inc.^	$659,523
6,157	Roper Industries, Inc.	534,859

		3,917,316

Electronic Equipment, Instruments & Components (0.4%):
10,535	Amphenol Corp., Class A	478,184
99,868	Corning, Inc.	1,296,286
10,097	FLIR Systems, Inc.^	253,132
11,742	Jabil Circuit, Inc.	230,848
8,662	Molex, Inc.^	206,675
26,979	TE Connectivity, Ltd.	831,223

		3,296,348

Energy Equipment & Services (1.9%):
27,736	Baker Hughes, Inc.	1,349,079
15,599	Cameron International Corp.*	767,315
4,369	Diamond Offshore Drilling, Inc.^	241,431
15,076	FMC Technologies, Inc.*^	787,419
58,477	Halliburton Co.	2,018,041
6,774	Helmerich & Payne, Inc.^	395,331
18,400	Nabors Industries, Ltd.*	319,056
26,936	National-Oilwell Varco, Inc.	1,831,379
16,164	Noble Corp.	488,476
7,924	Rowan Cos., Inc.*^	240,335
85,303	Schlumberger, Ltd.	5,827,048

		14,264,910

Food & Staples Retailing (2.3%):
27,545	Costco Wholesale Corp.	2,295,049
82,733	CVS Caremark Corp.	3,373,852
37,986	Kroger Co. (The)	920,021
21,604	Safeway, Inc.^	454,548
13,698	Supervalu, Inc.^	111,228
37,559	SYSCO Corp.^	1,101,605
111,010	Wal-Mart Stores, Inc.	6,633,958
56,524	Walgreen Co.	1,868,683
10,150	Whole Foods Market, Inc.^	706,237

		17,465,181

Food Products (1.8%):
42,433	Archer-Daniels Midland Co.	1,213,584
11,282	Campbell Soup Co.^	375,014
26,416	ConAgra Foods, Inc.	697,382
11,792	Dean Foods Co.*	132,070
40,891	General Mills, Inc.	1,652,405
20,349	H.J. Heinz Co.^	1,099,660
9,705	Hershey Co.	599,575
8,898	Hormel Foods Corp.^	260,622
7,276	J.M. Smucker Co. (The)	568,765
15,680	Kellogg Co.	792,938
112,288	Kraft Foods, Inc., Class A	4,195,080
8,375	McCormick & Co.^	422,268

Shares		Fair Value

Common Stocks, continued
Food Products, continued
37,532	Sara Lee Corp.	$710,105
18,593	Tyson Foods, Inc., Class A	383,760

		13,103,228

Gas Utilities (0.2%):
7,531	AGL Resources, Inc.^	318,260
6,502	ONEOK, Inc.	563,659
11,220	QEP Resources, Inc.	328,746

		1,210,665

Health Care Equipment & Supplies (1.7%):
35,894	Baxter International, Inc.	1,776,035
13,652	Becton, Dickinson & Co.	1,020,077
94,166	Boston Scientific Corp.*	502,846
5,452	C.R. Bard, Inc.	466,146
14,264	CareFusion Corp.*	362,448
30,664	Covidien plc	1,380,187
8,867	DENTSPLY International, Inc.^	310,256
7,235	Edwards Lifesciences Corp.*^	511,515
2,478	Intuitive Surgical, Inc.*	1,147,339
67,070	Medtronic, Inc.	2,565,428
20,275	St. Jude Medical, Inc.	695,433
20,675	Stryker Corp.	1,027,754
7,154	Varian Medical Systems, Inc.*^	480,248
11,389	Zimmer Holdings, Inc.*^	608,400

		12,854,112

Health Care Providers & Services (2.0%):
23,028	Aetna, Inc.	971,551
16,421	AmerisourceBergen Corp.	610,697
21,953	Cardinal Health, Inc.	891,511
18,150	CIGNA Corp.	762,300
9,170	Coventry Health Care, Inc.*	278,493
5,888	DaVita, Inc.*	446,369
30,916	Express Scripts, Inc.*	1,381,636
10,392	Humana, Inc.	910,443
6,299	Laboratory Corp. of America Holdings*^	541,525
15,605	McKesson, Inc.	1,215,786
24,603	Medco Health Solutions, Inc.*	1,375,308
5,763	Patterson Companies, Inc.^	170,124
9,933	Quest Diagnostics, Inc.	576,710
28,531	Tenet Healthcare Corp.*	146,364
67,758	UnitedHealth Group, Inc.	3,433,975
22,110	WellPoint, Inc.	1,464,788

		15,177,580

Health Care Technology (0.1%):
9,300	Cerner Corp.*^	569,625

Hotels, Restaurants & Leisure (2.0%):
28,762	Carnival Corp.	938,792
2,000	Chipotle Mexican Grill, Inc.*	675,480

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL S&P 500 Index Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Hotels, Restaurants & Leisure, continued
8,459	Darden Restaurants, Inc.^	$385,561
18,716	International Game Technology	321,915
17,041	Marriott International, Inc., Class A^	497,086
65,037	McDonald’s Corp.	6,525,162
47,372	Starbucks Corp.	2,179,586
12,142	Starwood Hotels & Resorts Worldwide, Inc.	582,452
9,701	Wyndham Worldwide Corp.	366,989
5,019	Wynn Resorts, Ltd.	554,549
29,339	Yum! Brands, Inc.	1,731,294

		14,758,866

Household Durables (0.2%):
17,950	D.R. Horton, Inc.^	226,350
4,540	Harman International Industries, Inc.	172,702
8,795	Leggett & Platt, Inc.^	202,637
10,446	Lennar Corp.^	205,264
18,330	Newell Rubbermaid, Inc.	296,029
21,724	Pulte Group, Inc.*^	137,078
4,785	Whirlpool Corp.^	227,048

		1,467,108

Household Products (2.3%):
8,304	Clorox Co. (The)^	552,714
30,760	Colgate-Palmolive Co.	2,841,917
25,045	Kimberly-Clark Corp.	1,842,310
174,872	Procter & Gamble Co. (The)	11,665,711

		16,902,652

Independent Power Producers & Energy Traders (0.2%):
40,980	AES Corp. (The)*	485,203
12,689	Constellation Energy Group, Inc.	503,373
14,617	NRG Energy, Inc.*	264,860

		1,253,436

Industrial Conglomerates (2.3%):
44,546	3M Co.	3,640,745
671,017	General Electric Co.	12,017,915
17,923	Textron, Inc.^	331,396
29,382	Tyco International, Ltd.	1,372,433

		17,362,489

Insurance (3.5%):
21,405	ACE, Ltd.	1,500,918
29,662	AFLAC, Inc.	1,283,178
32,121	Allstate Corp. (The)	880,437
27,852	American International Group, Inc.*^	646,166
20,510	Aon Corp.	959,868
5,817	Assurant, Inc.	238,846
111,740	Berkshire Hathaway, Inc., Class B*	8,525,762

Shares		Fair Value

Common Stocks, continued
Insurance, continued
17,675	Chubb Corp. (The)^	$1,223,463
10,222	Cincinnati Financial Corp.^	311,362
31,722	Genworth Financial, Inc.*^	207,779
28,087	Hartford Financial Services Group, Inc. (The)	456,414
19,404	Lincoln National Corp.^	376,826
19,409	Loews Corp.	730,749
34,332	Marsh & McLennan Cos., Inc.	1,085,578
67,215	MetLife, Inc.	2,095,764
19,396	Principal Financial Group, Inc.	477,142
39,198	Progressive Corp. (The)	764,753
30,001	Prudential Financial, Inc.	1,503,650
6,471	Torchmark Corp.^	280,777
26,236	Travelers Cos., Inc. (The)	1,552,384
18,584	UnumProvident Corp.	391,565
20,372	XL Group plc	402,754

		25,896,135

Internet & Catalog Retail (0.8%):
23,122	Amazon.com, Inc.*	4,002,418
6,025	Expedia, Inc.^	174,846
3,515	Netflix, Inc.*^	243,554
3,164	Priceline.com, Inc.*	1,479,835
6,025	TripAdvisor, Inc.*^	151,890

		6,052,543

Internet Software & Services (2.0%):
11,405	Akamai Technologies, Inc.*	368,153
73,017	eBay, Inc.*	2,214,606
16,058	Google, Inc., Class A*	10,371,862
10,110	VeriSign, Inc.^	361,129
78,835	Yahoo!, Inc.*	1,271,609

		14,587,359

IT Services (3.8%):
40,732	Accenture plc, Class A	2,168,164
31,057	Automatic Data Processing, Inc.	1,677,389
19,221	Cognizant Technology Solutions Corp., Class A*	1,236,102
9,717	Computer Sciences Corp.^	230,293
15,418	Fidelity National Information Services, Inc.	409,965
8,981	Fiserv, Inc.*	527,544
74,914	International Business Machines Corp.	13,775,186
6,776	MasterCard, Inc., Class A	2,526,228
20,567	Paychex, Inc.	619,272
17,810	SAIC, Inc.*^	218,885
10,565	Teradata Corp.*	512,508
10,451	Total System Services, Inc.	204,422
32,323	Visa, Inc., Class A^	3,281,754
39,395	Western Union Co.	719,353

		28,107,065

continued

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL S&P 500 Index Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Leisure Equipment & Products (0.1%):
7,447	Hasbro, Inc.	$237,485
21,589	Mattel, Inc.^	599,310

		836,795

Life Sciences Tools & Services (0.4%):
22,100	Agilent Technologies, Inc.*	771,953
11,373	Life Technologies Corp.*	442,523
7,278	PerkinElmer, Inc.	145,560
23,977	Thermo Fisher Scientific, Inc.*	1,078,246
5,696	Waters Corp.*	421,789

		2,860,071

Machinery (2.2%):
41,097	Caterpillar, Inc.	3,723,388
12,225	Cummins, Inc.	1,076,044
36,202	Danaher Corp.	1,702,942
26,306	Deere & Co.	2,034,769
11,857	Dover Corp.	688,299
21,242	Eaton Corp.	924,664
3,496	Flowserve Corp.	347,223
30,712	Illinois Tool Works, Inc.	1,434,558
19,842	Ingersoll-Rand plc	604,586
6,735	Joy Global, Inc.	504,923
22,769	PACCAR, Inc.^	853,154
7,382	Pall Corp.^	421,881
9,603	Parker Hannifin Corp.	732,229
3,673	Snap-On, Inc.	185,927
10,731	Stanley Black & Decker, Inc.	725,416
11,824	Xylem, Inc.	303,759

		16,263,762

Media (3.0%):
14,086	Cablevision Systems Corp., Class A	200,303
41,595	CBS Corp., Class B	1,128,888
173,194	Comcast Corp., Class A	4,106,430
44,847	DIRECTV Group, Inc. (The), Class A*	1,917,658
16,797	Discovery Communications, Inc., Class A*^	688,173
15,280	Gannett Co., Inc.^	204,294
29,467	Interpublic Group of Cos., Inc. (The)	286,714
18,649	McGraw-Hill Cos., Inc. (The)	838,645
139,386	News Corp., Class A	2,486,646
17,543	Omnicom Group, Inc.	782,067
6,071	Scripps Networks Interactive, Class A^	257,532
20,283	Time Warner Cable, Inc.	1,289,390
63,617	Time Warner, Inc.	2,299,118
35,099	Viacom, Inc., Class B	1,593,846

Shares		Fair Value

Common Stocks, continued
Media, continued
114,188	Walt Disney Co. (The)	$4,282,050
298	Washington Post Co. (The), Class B^	112,289

		22,474,043

Metals & Mining (0.9%):
67,909	Alcoa, Inc.^	587,413
6,824	Allegheny Technologies, Inc.	326,187
9,090	Cliffs Natural Resources, Inc.	566,762
60,242	Freeport-McMoRan Copper & Gold, Inc.	2,216,303
31,446	Newmont Mining Corp.	1,887,074
20,127	Nucor Corp.	796,425
5,276	Titanium Metals Corp.^	79,035
9,126	United States Steel Corp.^	241,474

		6,700,673

Multi-Utilities (1.4%):
15,500	Ameren Corp.	513,515
27,264	CenterPoint Energy, Inc.	547,734
15,973	CMS Energy Corp.	352,684
18,613	Consolidated Edison, Inc.^	1,154,565
36,199	Dominion Resources, Inc.	1,921,443
10,822	DTE Energy Co.	589,258
4,996	Integrys Energy Group, Inc.^	270,683
17,725	NiSource, Inc.	422,032
25,791	PG&E Corp.	1,063,105
32,146	Public Service Enterprise Group, Inc.	1,061,140
7,372	SCANA Corp.^	332,182
15,231	Sempra Energy	837,705
13,828	TECO Energy, Inc.^	264,668
14,694	Wisconsin Energy Corp.	513,702
30,813	Xcel Energy, Inc.	851,671

		10,696,087

Multiline Retail (0.8%):
4,037	Big Lots, Inc.*	152,437
7,562	Dollar Tree, Inc.*^	628,478
7,461	Family Dollar Stores, Inc.	430,201
9,110	J.C. Penney Co., Inc.^	320,216
16,108	Kohl’s Corp.	794,930
26,684	Macy’s, Inc.	858,691
10,294	Nordstrom, Inc.	511,715
2,370	Sears Holdings Corp.*^	75,319
42,682	Target Corp.	2,186,172

		5,958,159

Office Electronics (0.1%):
88,090	Xerox Corp.	701,196

Oil, Gas & Consumable Fuels (9.9%):
13,971	Alpha Natural Resources, Inc.*	285,428
31,648	Anadarko Petroleum Corp.	2,415,692
24,408	Apache Corp.	2,210,877

continued

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL S&P 500 Index Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
6,694	Cabot Oil & Gas Corp.	$508,075
41,934	Chesapeake Energy Corp.	934,709
126,578	Chevron Corp.	13,467,899
84,392	ConocoPhillips	6,149,645
14,500	Consol Energy, Inc.	532,150
25,391	Denbury Resources, Inc.*^	383,404
25,672	Devon Energy Corp.	1,591,664
49,006	El Paso Corp.	1,302,089
17,086	EOG Resources, Inc.	1,683,142
9,566	EQT Corp.	524,121
304,661	Exxon Mobil Corp.	25,823,066
18,942	Hess Corp.	1,075,906
44,729	Marathon Oil Corp.	1,309,218
22,683	Marathon Petroleum Corp.	755,117
12,341	Murphy Oil Corp.	687,887
8,498	Newfield Exploration Co.*	320,630
11,196	Noble Energy, Inc.^	1,056,790
51,595	Occidental Petroleum Corp.	4,834,451
17,293	Peabody Energy Corp.	572,571
7,775	Pioneer Natural Resources Co.	695,707
9,943	Range Resources Corp.	615,869
22,145	Southwestern Energy Co.*	707,311
41,326	Spectra Energy Corp.^	1,270,775
6,786	Sunoco, Inc.^	278,362
9,004	Tesoro Corp.*^	210,333
35,577	Valero Energy Corp.	748,896
37,454	Williams Cos., Inc. (The)	1,236,731

		74,188,515

Paper & Forest Products (0.2%):
27,804	International Paper Co.^	822,998
10,905	MeadWestvaco Corp.	326,605
33,803	Weyerhaeuser Co.	631,102

		1,780,705

Personal Products (0.3%):
27,106	Avon Products, Inc.	473,542
7,099	Estee Lauder Co., Inc. (The), Class A	797,360
12,943	Mead Johnson Nutrition Co., Class A	889,572

		2,160,474

Pharmaceuticals (6.1%):
99,010	Abbott Laboratories	5,567,332
19,433	Allergan, Inc.	1,705,052
107,697	Bristol-Myers Squibb Co.	3,795,242
64,751	Eli Lilly & Co.	2,691,052
16,981	Forest Laboratories, Inc.*	513,845
10,476	Hospira, Inc.*^	318,156
173,571	Johnson & Johnson Co.	11,382,786
193,729	Merck & Co., Inc.	7,303,584
27,311	Mylan, Inc.*^	586,094

Shares		Fair Value

Common Stocks, continued
Pharmaceuticals, continued
5,921	Perrigo Co.^	$576,113
488,591	Pfizer, Inc.	10,573,109
8,100	Watson Pharmaceuticals, Inc.*	488,754

		45,501,119

Professional Services (0.1%):
3,095	Dun & Bradstreet Corp.	231,599
7,801	Equifax, Inc.	302,211
9,107	Robert Half International, Inc.^	259,185

		792,995

Real Estate Investment Trusts (REITs) (1.7%):
7,474	Apartment Investment & Management Co., Class A	171,229
6,042	Avalonbay Communities, Inc.^	789,085
9,381	Boston Properties, Inc.	934,348
20,666	CBRE Group, Inc.*	314,537
18,849	Equity Residential Property Trust	1,074,959
25,912	HCP, Inc.^	1,073,534
12,057	Health Care REIT, Inc.^	657,468
45,046	Host Hotels & Resorts, Inc.^	665,329
25,683	Kimco Realty Corp.	417,092
10,279	Plum Creek Timber Co., Inc.^	375,800
29,184	ProLogis, Inc.	834,371
9,022	Public Storage, Inc.	1,213,098
18,672	Simon Property Group, Inc.	2,407,568
18,295	Ventas, Inc.^	1,008,603
11,723	Vornado Realty Trust	901,030

		12,838,051

Road & Rail (0.9%):
66,736	CSX Corp.	1,405,460
21,363	Norfolk Southern Corp.	1,556,508
3,205	Ryder System, Inc.	170,314
30,705	Union Pacific Corp.	3,252,888

		6,385,170

Semiconductors & Semiconductor Equipment (2.3%):
36,392	Advanced Micro Devices, Inc.*^	196,517
20,337	Altera Corp.^	754,503
18,794	Analog Devices, Inc.	672,449
82,714	Applied Materials, Inc.	885,867
30,823	Broadcom Corp., Class A	904,963
3,612	First Solar, Inc.*^	121,941
323,653	Intel Corp.	7,848,585
10,558	KLA-Tencor Corp.^	509,424
14,355	Linear Technology Corp.	431,081
35,277	LSI Corp.*^	209,898
12,140	Microchip Technology, Inc.^	444,688
63,382	Micron Technology, Inc.*	398,673
4,288	Novellus Systems, Inc.*	177,052
38,791	NVIDIA Corp.*	537,643
11,828	Teradyne, Inc.*^	161,216

continued

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL S&P 500 Index Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Semiconductors & Semiconductor Equipment, continued
72,628	Texas Instruments, Inc.	$2,114,201
16,639	Xilinx, Inc.^	533,446

		16,902,147

Software (3.4%):
31,003	Adobe Systems, Inc.*	876,455
14,357	Autodesk, Inc.*	435,448
10,887	BMC Software, Inc.*	356,876
23,520	CA, Inc.	475,457
11,820	Citrix Systems, Inc.*	717,710
21,031	Electronic Arts, Inc.*	433,238
18,893	Intuit, Inc.	993,583
475,859	Microsoft Corp.	12,353,300
250,089	Oracle Corp.	6,414,783
12,332	Red Hat, Inc.*	509,188
8,642	Salesforce.com, Inc.*^	876,817
46,855	Symantec Corp.*	733,281

		25,176,136

Specialty Retail (1.9%):
5,410	Abercrombie & Fitch Co., Class A	264,224
3,052	AutoNation, Inc.*^	112,527
1,775	AutoZone, Inc.*	576,822
15,259	Bed Bath & Beyond, Inc.*	884,564
18,653	Best Buy Co., Inc.^	435,921
14,289	CarMax, Inc.*^	435,529
8,618	GameStop Corp., Class A*^	207,952
21,898	Gap, Inc. (The)^	406,208
97,984	Home Depot, Inc.	4,119,247
15,541	Limited Brands, Inc.	627,079
79,602	Lowe’s Cos., Inc.	2,020,299
14,532	Ross Stores, Inc.	690,706
5,474	Sherwin Williams Co.	488,664
44,509	Staples, Inc.	618,230
7,988	Tiffany & Co.	529,285
23,924	TJX Cos., Inc. (The)	1,544,294
7,058	Urban Outfitters, Inc.*^	194,519

		14,156,070

Textiles, Apparel & Luxury Goods (0.6%):
18,544	Coach, Inc.	1,131,926
23,577	Nike, Inc., Class B	2,272,115

Shares or Principal Amount		Fair Value

Common Stocks, continued
Textiles, Apparel & Luxury Goods, continued
4,063	Ralph Lauren Corp.	$561,019
5,540	V.F. Corp.	703,525

		4,668,585

Thrifts & Mortgage Finance (0.1%):
34,122	Hudson City Bancorp, Inc.^	213,262
22,923	People’s United Financial, Inc.	294,561

		507,823

Tobacco (1.9%):
130,698	Altria Group, Inc.	3,875,196
8,581	Lorillard, Inc.	978,234
110,404	Philip Morris International, Inc.	8,664,506
21,482	Reynolds American, Inc.	889,784

		14,407,720

Trading Companies & Distributors (0.2%):
18,774	Fastenal Co.^	818,734
3,874	W.W. Grainger, Inc.^	725,174

		1,543,908

Wireless Telecommunication Services (0.3%):
25,025	American Tower Corp., Class A	1,501,750
18,033	MetroPCS Communications,Inc.*	156,527
188,145	Sprint Nextel Corp.*	440,259

		2,098,536

Total Common Stocks (Cost $598,082,871)		723,495,059

Securities Held as Collateral for Securities on Loan (6.9%):
$51,296,432	Allianz Variable Insurance Products Securities Lending Collateral Trust(a)	51,296,432

Total Securities Held as Collateral for Securities on Loan (Cost $51,296,432)		51,296,432

Unaffiliated Investment Company (2.7%):
19,845,135	Dreyfus Treasury Prime Cash Management, 0.00%(b)	19,845,135

Total Unaffiliated Investment Company (Cost $19,845,135)		19,845,135

Total Investment Securities (Cost $669,224,438)(c) — 106.5%		794,636,626
Net other assets (liabilities) — (6.5)%		(48,256,049)

Net Assets — 100.0%		$746,380,577

Percentages indicated are based on net assets as of December 31, 2011.

*	Non-income producing security

^	This security or a partial position of the security was on loan as of December 31, 2011. The total value of securities on loan as of December 31, 2011 was $49,835,194.

+	A portion of the investment security is segregated as collateral for futures contracts, the aggregate fair value of the segregated security is $1,577,191.

‡	Affiliated securities

continued

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL S&P 500 Index Fund

Schedule of Portfolio Investments, continued

December 31, 2011

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2011.
(b)	The rate represents the effective yield at December 31, 2011.
(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini March Futures	Long	3/16/12	332	$20,793,160	$115,300

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL S&P 500 Index Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investment securities, at cost	$669,224,438

Investment securities, at value*	$794,636,626
Interest and dividends receivable	1,098,252
Receivable for capital shares issued	2,326,011
Receivable for investments sold	117,699
Receivable for variation margin on futures contracts	1,230
Prepaid expenses	9,452

Total Assets	798,189,270

Liabilities:
Payable for capital shares redeemed	36,558
Payable for collateral received on loaned securities	51,296,432
Payable for variation margin on futures contracts	78,701
Manager fees payable	105,657
Administration fees payable	21,617
Distribution fees payable	152,536
Custodian fees payable	6,414
Administrative and compliance services fees payable	5,223
Trustee fees payable	282
Other accrued liabilities	105,273

Total Liabilities	51,808,693

Net Assets	$746,380,577

Net Assets Consist of:
Capital	$719,710,566
Accumulated net investment income/(loss)	10,789,519
Accumulated net realized gains/(losses) from investment transactions	(109,646,996)
Net unrealized appreciation/(depreciation) on investments	125,527,488

Net Assets	$746,380,577

Class 1
Net Assets	$13,488,152
Shares of beneficial interest (unlimited number of shares authorized, no par value)	1,549,160
Net Asset Value (offering and redemption price per share)	$8.71

Class 2
Net Assets	$732,892,425
Shares of beneficial interest (unlimited number of shares authorized, no par value)	84,544,727
Net Asset Value (offering and redemption price per share)	$8.67

*	Includes securities on loan of $49,835,194.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income:
Dividends	$14,084,973
Income from securities lending	80,169

Total Investment Income	14,165,142

Expenses:
Manager fees	1,166,829
Administration fees	263,270
Distribution fees — Class 2	1,678,864
Custodian fees	34,307
Administrative and compliance services fees	31,564
Trustee fees	53,369
Professional fees	57,932
Shareholder reports	52,979
Other expenses	163,111

Total expenses before reductions	3,502,225
Less expenses contractually waived/reimbursed by the Manager	(53,390)

Net expenses	3,448,835

Net Investment Income/(Loss)	10,716,307

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	765,399
Net realized gains/(losses) on futures contracts	(960,387)
Change in unrealized appreciation/depreciation on investments	(1,871,555)

Net Realized/Unrealized Gains/(Losses) on Investments	(2,066,543)

Change in Net Assets Resulting From Operations	$8,649,764

See accompanying notes to the financial statements.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets

	AZL S&P 500 Index Fund
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Change in Net Assets:
Operations:
Net investment income/(loss)	$10,716,307	$8,926,773
Net realized gains/(losses) on investment transactions	(194,988)	22,328,188
Change in unrealized appreciation/depreciation on investments	(1,871,555)	59,768,667

Change in net assets resulting from operations	8,649,764	91,023,628

Dividends to Shareholders:
From net investment income:
Class 1	(206,605)	(233,712)
Class 2	(8,586,345)	(7,287,633)
From net realized gains:
Class 1	—	(32,194)
Class 2	—	(1,143,990)

Change in net assets resulting from dividends to shareholders	(8,792,950)	(8,697,529)

Change in net assets from capital transactions	136,667,834	(194,380,358)

Change in net assets	136,524,648	(112,054,259)
Net Assets:
Beginning of period	609,855,929	721,910,188

End of period	$746,380,577	$609,855,929

Accumulated net investment income/(loss)	$10,789,519	$8,925,533

Capital Transactions:
Class 1
Proceeds from shares issued	889,931	1,034,951
Dividends reinvested	206,605	265,906
Value of shares redeemed	(3,173,655)	(1,843,192)

Total Class 1	(2,077,119)	(542,335)

Class 2
Proceeds from shares issued	199,814,635	148,132,517
Dividends reinvested	8,586,345	8,431,623
Value of shares redeemed	(69,656,027)	(350,402,163)

Total Class 2	138,744,953	(193,838,023)

Change in net assets from capital transactions	136,667,834	(194,380,358)

Share Transactions:
Class 1
Issued	100,203	129,504
Reinvested	25,257	34,533
Redeemed	(362,065)	(253,373)

Total Class 1 Shares	(236,605)	(89,336)

Class 2
Issued	22,799,156	18,843,220
Reinvested	1,053,539	1,097,868
Redeemed	(8,030,355)	(43,283,246)

Total Class 2 Shares	15,822,340	(23,342,158)

Change in shares	15,585,735	(23,431,494)

See accompanying notes to the financial statements.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL S&P 500 Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,					May 14, 2007 to December 31, 2007(a)
	2011	2010	2009		2008
Class 1
Net Asset Value, Beginning of Period	$8.68	$7.71	$6.16		$9.86	$10.14

Investment Activities:
Net Investment Income	0.16 (b)	0.14 (b)	0.13	(b)	0.18 (b)	0.11
Net Realized and Unrealized Gains (Losses) on Investments	— (c)	0.98	1.45		(3.87)	(0.26)

Total from Investment Activities	0.16	1.12	1.58		(3.69)	(0.15)

Dividends to Shareholders From:
Net Investment Income	(0.13)	(0.13)	(0.03)		(0.01)	(0.11)
Net Realized Gains	—	(0.02)	—		— (c)	(0.02)

Total Dividends	(0.13)	(0.15)	(0.03)		(0.01)	(0.13)

Net Asset Value, End of Period	$8.71	$8.68	$7.71		$6.16	$9.86

Total Return(d)	1.88%	14.75%	25.69%		(37.46)%	(1.48	)%(e)
Ratios to Average Net Assets/ Supplemental Data:
Net Assets at End of Period (000’s)	$13,488	$15,506	$14,462		$11,158	$411
Net Investment Income/(Loss)(f)	1.79%	1.79%	2.06%		2.67%	1.81%
Expenses Before Reductions(f)(g)	0.27%	0.29%	0.30%		0.37%	0.53%
Expenses Net of Reductions(f)	0.26%	0.24%	0.24%		0.26%	0.24%
Portfolio Turnover Rate(h)	2%	14%	16	%(i)	82%	16	%(e)

(a)	Period from commencement of operations.

(b)	Average shares method used in calculation.

(c)	Represents less than $0.005.

(d)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(e)	Not annualized.

(f)	Annualized for periods less than one year.

(g)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(h)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(i)	Costs of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after a fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 37%.

continued

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL S&P 500 Index Fund, continued

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,					May 1, 2007 to December 31, 2007(a)
	2011	2010	2009		2008
Class 2
Net Asset Value, Beginning of Period	$8.65	$7.68	$6.15		$9.86	$10.00

Investment Activities:
Net Investment Income	0.14 (b)	0.12 (b)	0.12	(b)	0.16 (b)	0.09
Net Realized and Unrealized Gains (Losses) on Investments	(0.01)	0.98	1.44		(3.87)	(0.12)

Total from Investment Activities	0.13	1.10	1.56		(3.71)	(0.03)

Dividends to Shareholders From:
Net Investment Income	(0.11)	(0.11)	(0.03)		— (c)	(0.09)
Net Realized Gains	—	(0.02)	—		— (c)	(0.02)

Total Dividends	(0.11)	(0.13)	(0.03)		— (c)	(0.11)

Net Asset Value, End of Period	$8.67	$8.65	$7.68		$6.15	$9.86

Total Return(d)	1.55%	14.57%	25.36%		(37.62)%	(0.25	)%(e)
Ratios to Average Net Assets/ Supplemental Data:
Net Assets at End of Period (000’s)	$732,892	$594,350	$707,448		$245,652	$27,614
Net Investment Income/(Loss)(f)	1.56%	1.51%	1.78%		2.29%	1.60%
Expenses Before Reductions(f)(g)	0.52%	0.54%	0.54%		0.65%	0.73%
Expenses Net of Reductions(f)	0.51%	0.49%	0.49%		0.51%	0.49%
Portfolio Turnover Rate(h)	2%	14%	16	%(i)	82%	16	%(e)

(a)	Period from commencement of operations.

(b)	Average shares method used in calculation.

(c)	Represents less than $0.005.

(d)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(e)	Not annualized.

(f)	Annualized for periods less than one year.

(g)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(h)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(i)	Costs of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after a fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 37%.

See accompanying notes to the financial statements.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL S&P 500 Index Fund

Notes to the Financial Statements

December 31, 2011

1.	Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL S&P 500 Index Fund (the “Fund”). The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

—	AZL Allianz AGIC Opportunity Fund
—	AZL BlackRock Capital Appreciation Fund
—	AZL Columbia Mid Cap Value Fund
—	AZL Columbia Small Cap Value Fund
—	AZL Davis New York Venture Fund (formerly AZL Davis NY Venture Fund)
—	AZL Dreyfus Equity Growth Fund
—	AZL Eaton Vance Large Cap Value Fund
—	AZL Enhanced Bond Index Fund
—	AZL Franklin Small Cap Value Fund
—	AZL Franklin Templeton Founding Strategy Plus Fund
—	AZL Gateway Fund
—	AZL International Index Fund
—	AZL Invesco Equity and Income Fund (formerly AZL Van Kampen Equity and Income Fund)
—	AZL Invesco Growth and Income Fund (formerly AZL Van Kampen Growth and Income Fund)
—	AZL Invesco International Equity Fund
—	AZL JPMorgan International Opportunities Fund (formerly AZL Morgan Stanley International Equity Fund)
—	AZL JPMorgan U.S. Equity Fund
—	AZL MFS Investors Trust Fund
—	AZL Mid Cap Index Fund
—	AZL Money Market Fund
—	AZL Morgan Stanley Global Real Estate Fund
—	AZL Morgan Stanley Mid Cap Growth Fund
—	AZL NFJ International Value Fund
—	AZL Russell 1000 Growth Index Fund
—	AZL Russell 1000 Value Index Fund
—	AZL S&P 500 Index Fund
—	AZL Schroder Emerging Markets Equity Fund
—	AZL Small Cap Stock Index Fund
—	AZL Turner Quantitative Small Cap Growth Fund

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL S&P 500 Index Fund

Notes to the Financial Statements, continued

December 31, 2011

foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. In addition, income and realized and unrealized gains and losses are allocated to each class of shares based on its relative net assets on a daily basis.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL S&P 500 Index Fund

Notes to the Financial Statements, continued

December 31, 2011

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities) and is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Allianz Investment Management LLC (the “Manager”) to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2011 are presented on the Fund’s Schedule of Portfolio Investments (“Schedule”). The average outstanding amount of securities on loan was $53.8 million for the year ended December 31, 2011.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $7,928 during the year ended December 31, 2011. These fees have been netted against Income from Securities Lending on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments that the Fund may utilize, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2011, the Fund did not enter into any forward currency contracts. The Fund may enter into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

Futures Contracts

During the year ended December 31, 2011, the Fund used futures contracts to provide equity exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract,

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL S&P 500 Index Fund

Notes to the Financial Statements, continued

December 31, 2011

the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $20.8 million as of December 31, 2011. The monthly average notional amount for these contracts was $18.9 million for the year ended December 31, 2011.

Summary of Derivative Instruments

The following is a summary of the fair value of derivative instruments as of December 31, 2011:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*
Equity Contracts	Receivable for variation margin on futures contracts	$115,300	Payable for variation margin on futures contracts	$—

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation Margin on Futures Contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2011:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income
Equity Contracts	Net realized gains/(losses) on futures contracts/change in unrealized appreciation/depreciation on investments	$(960,387)	$(172,316)

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and BlackRock Investment Management LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2013.

For the year ended December 31, 2011, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit*
AZL S&P 500 Index Fund Class 1	0.17%	0.46%
AZL S&P 500 Index Fund Class 2	0.17%	0.71%

*	Prior to May 1, 2011 the Annual Expense Limit was 0.24% for Class 1 and 0.49% for Class 2.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL S&P 500 Index Fund

Notes to the Financial Statements, continued

December 31, 2011

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2011, the contractual reimbursements that are subject to repayment by the Fund in subsequent years were as follows:

	Expires 12/31/2012	Expires 12/31/2013	Expires 12/31/2014
AZL S&P 500 Index Fund	$222,765	$270,682	$53,390

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2011, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets of Class 2 shares. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2011, $9,889 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting and a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2011, actual Trustee compensation was $924,000 in total for both Trusts.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL S&P 500 Index Fund

Notes to the Financial Statements, continued

December 31, 2011

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Exchange traded futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2011, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL S&P 500 Index Fund

Notes to the Financial Statements, continued

December 31, 2011

The following is a summary of the valuation inputs used as of December 31, 2011 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks+	$723,495,059	$—	$—	$723,495,059
Securities Held as Collateral for Securities on Loan	—	51,296,432	—	51,296,432
Unaffiliated Investment Company	19,845,135	—	—	19,845,135

Total Investment Securities	743,340,194	51,296,432	—	794,636,626

Other Financial Instruments:
Futures Contracts	115,300	—	—	115,300

Total Investments	$743,455,494	$51,296,432	$—	$794,751,926

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.
*	Other Financial Instruments would include any derivative instruments, such as futures contracts and forward currency contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

The Fund recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1, 2 or 3 as of December 31, 2011.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Adoption of ASU 2011-04 will have no effect on the Fund’s net assets. At this time, management is evaluating the impact of ASU 2011-04 on the financial statement disclosures.

5.	Security Purchases and Sales

For the year ended December 31, 2011, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL S&P 500 Index Fund	$143,302,138	$11,932,036

6.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2011 is $681,514,934. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$149,791,950
Unrealized depreciation	(36,670,258)

Net unrealized appreciation	$113,121,692

As of the end of its tax year ended December 31, 2011, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the table below. Under the provisions of the Regulated Investment Company Modernization Act of 2010, CLCFs that originated in a tax year that began before December 23, 2010 (pre-effective CLCFs) may be carried forward, subject to certain limitations, and applied to offset future capital gains, and thus reduce the amount of distributable capital gains, for up to eight

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL S&P 500 Index Fund

Notes to the Financial Statements, continued

December 31, 2011

succeeding tax years, after which any unutilized CLCFs expire. Pre-effective CLCFs are applied as short-term capital loss regardless of whether the originating capital loss was short term or long term. CLCFs that originate in tax years beginning after December 22, 2010 (post-effective CLCFs), are applied consistent with the character in which they originated as a new loss on the first day of the immediately succeeding tax year, and thus take precedent over the application of pre-effective CLCFs. Post-effective CLCFs can be carried forward indefinitely.

Pre-effective CLCFs subject to expiration:

	Expires 12/31/2015	Expires 12/31/2016
AZL S&P 500 Index Fund	$2,159,434	$94,912,086

Post-effective CLCFs not subject to expiration:

	Short Term Amount	Long Term Amount
AZL S&P 500 Index Fund	$35,052	$—

The tax character of dividends paid to shareholders during the year ended December 31, 2011 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL S&P 500 Index Fund	$8,792,950	$—	$8,792,950

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2010 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL S&P 500 Index Fund	$8,697,529	$—	$8,697,529

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2011, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL S&P 500 Index Fund	$10,654,891	$(97,106,572)	$113,121,692	$26,670,011

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL S&P 500 Index Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio

February 24, 2012

24

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2011, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

25

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

26

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its

27

affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2011. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 19, 2011, and at an “in person” Board of Trustees meeting held October 26, 2011. The Agreements were approved at the Board meeting of October 26, 2011. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2013. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager and Subadvisers.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

28

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2)  The investment performance of the Funds, the Manager and the Subadvisers.  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 26, 2011, the Manager reported that for the three year period ended June 30, 2011, ten Funds were in the top 40%, six were in the middle 20% and five were in the bottom 40%, and for the one year period ended June 30, 2011, nine Funds were in the top 40%, eight were in the middle 20%, and 11 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2011, nine Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40%. At the Board of Trustees meeting held October 26, 2011, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 29 Funds reviewed by the Board of Trustees in the fall of 2011, 24 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2012 for the 29 Funds was as follows: (1) 21 of the Funds had total expense rankings at or below the 50th percentile; (2) three of the Funds were between the 50th and 65th percentiles; (3) for three of the Funds with expense ranks above the 65th percentile, the Manager recommended, and the Board of Trustees approved, temporary management fee waivers effective May 1, 2012, which are expected to reduce such rankings to the 65th percentile or below; (4) for one Fund with an expense rank above the 65th percentile, the Manager expects such Fund to be below the 65th percentile in 2012 because of greater Fund assets; and (5) for one Fund with an expense rank above the 65th percentile, the Manager reported that the peer group makes for poor comparability.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2009 through June 30, 2011. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

29

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2011 were approximately $6.2 billion, and that no single non-money market Fund had assets in excess of $428 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2012, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

30

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc., 2005 to present; EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	42	Argus Group Holdings; Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 54 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	42	Luther College
Roger Gelfenbien, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	42	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, 2012 to present; General Partner of Fairview Capital, L.P., 1994 to present	42	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to present; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002; Consultant to Hartford Insurance Co., 2001	42	None
Peter W. McClean, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	42	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	42	Connecticut Water Service, Inc.

31

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the Fund Complex During Past 5 Years
Robert DeChellis, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	42	None
Brian Muench, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	42	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Allianz Life from April 2011, to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.
Michael Radmer, Age 66 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/04	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007; Vice President, Fund Administration, Columbia Management, July 2002 to December 2005.
Stephen G. Simon , Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

32

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1211 2/12

AZL® Schroder Emerging Markets

Equity Fund

Annual Report

December 31, 2011

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information Page 22

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Schroder Emerging Markets Equity Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Schroder Emerging Markets Equity Fund and Schroder Investment Management North America Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2011?

For the year ended December 31, 2011, the AZL® Schroder Emerging Markets Equity Fund (Class 2 Shares) returned –17.27% compared to a –18.17% total return for its benchmark, the MSCI Emerging Markets Index1.

Global equity markets declined in 2011, reflecting a deterioration of the euro zone sovereign debt crisis, uncertainty over fiscal policy in the U.S. and increased concerns over health of the Chinese economy. Midway through the year, uncertainty about U.S. fiscal policy began to weigh on investor sentiment and in August 2011 Standard & Poor’s downgraded U.S. debt for the first time. This sparked a period of significant volatility in the equity markets as investors sought shelter in fixed-income securities such as Treasuries and high-quality stocks. Despite strong fundamentals, emerging market equities performed poorly in this environment, reflecting investors’ general aversion to risk.

The strongest performing emerging markets included Asian markets such as Indonesia, Malaysia, the Philippines, and Korea. Though Latin American emerging markets underperformed broader emerging markets during the year, some markets performed well. Colombia benefited from strength in global oil prices, while Mexico benefited from its perceived status as a relative safe haven.

Hungary and Poland performed particularly poorly owing to their exposure to the deterioration of the eurozone.

The Fund outperformed its benchmark during the year. Individual stock selection was the primary driver of performance relative to its benchmark. Stocks that benefited the Fund during the year included a Korean electronics manufacturer, a Korean automobile maker, a Taiwanese telecommunications firm, a Chinese energy company, a Brazilian utility, and a Turkish telecommunications firm.*

Country allocation had a negative effect on relative performance. While an underweight allocation to India and overweight allocations to Thailand and Korea boosted the Fund’s relative returns, underweight allocations to Indonesia and Malaysia and overweight allocations to Turkey and Hungary dragged on performance. An expansionary monetary policy helped buoy Indonesia, which was one of the strongest performing markets during the year. Malaysia benefited from strong export growth and its defensive nature in an uncertain global market environment. Turkey underperformed due to concerns over financing its current account deficit and the central bank’s ability to contain elevated inflationary pressure. Hungary suffered due to the deterioration of the European sovereign debt market.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2011.
[1]

The Morgan Stanley Capital International (“MSCI”) Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets. Investors cannot invest directly in an index.

1

AZL® Schroder Emerging Markets Equity Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies the Fund’s subadviser believes to be “emerging market” issuers.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2011

	Inception Date	1 Year	3 Year	5 Year	Since Inception
AZL® Schroder Emerging Markets Equity Fund
(Class 1 Shares)	5/6/07	–17.09%	17.20%	—	–1.66%
AZL® Schroder Emerging Markets Equity Fund
(Class 2 Shares)	5/1/06	–17.27%	16.89%	0.03%	1.01%
MSCI Emerging Markets Index
(gross of withholding taxes)	5/1/06	–18.17%	20.42%	2.70%	4.11%
MSCI Emerging Markets Index
(net of withholding taxes)	5/1/06	–18.42%	20.07%	2.40%	3.80%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio

Gross
AZL® Schroder Emerging Markets Equity Fund (Class 1 Shares)	1.45%
AZL® Schroder Emerging Markets Equity Fund (Class 2 Shares)	1.70%

The above expense ratios are based on the current Fund prospectus dated May 1, 2011. The Manager voluntarily reduced the management fee to 1.08%. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.40% for Class 1 Shares and 1.65% for Class 2 Shares through April 30, 2013. Additional information pertaining to the December 31, 2011 expense ratios can be found in the financial highlights.

[1]

The hypothetical $10,000 investment for the MSCI Emerging Markets Index is calculated from April 30, 2006. The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index, an unmanaged free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets. The Index noted as “gross of withholding taxes” does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Schroder Emerging Markets Equity Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Schroder Emerging Markets Equity Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only. Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period** 7/1/11 - 12/31/11
AZL Schroder Emerging Markets Equity Fund Class 1	$1,000.00	$810.50	$5.98	1.31%
AZL Schroder Emerging Markets Equity Fund Class 2	$1,000.00	$809.70	$7.12	1.56%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period** 7/1/11 - 12/31/11
AZL Schroder Emerging Markets Equity Fund Class 1	$1,000.00	$1,018.60	$6.67	1.31%
AZL Schroder Emerging Markets Equity Fund Class 2	$1,000.00	$1,017.34	$7.93	1.56%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
**	Excludes expense paid indirectly.

Portfolio Composition

(Unaudited)

Investments	Percent of net assets+
Financials	23.5%
Energy	16.8
Information Technology	14.2
Consumer Discretionary	10.6
Materials	9.4
Telecommunication Services	8.8
Consumer Staples	7.4

Investments	Percent of net assets+
Securities Held as Collateral for Securities on Loan	7.3%
Industrials	5.3
Utilities	2.0
Unaffiliated Investment Company	1.4
Health Care	0.7

Total	107.4%

+	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Schroder Emerging Markets Equity Fund

Schedule of Portfolio Investments

December 31, 2011

Shares		Fair Value
Common Stocks (96.2%):
Auto Components (1.3%):
11,980	Hyundai Mobis Co., Ltd.	$3,041,965
196,181	TAV Havalimanlari Holding AS*	835,580

		3,877,545

Automobiles (4.5%):
1,858,000	Dongfeng Motor Corp.	3,166,482
38,867	Hyundai Motor Co.*	7,198,900
65,716	Mahindra & Mahindra, Ltd.	842,249
289,000	PT Astra International Tbk	2,359,780

		13,567,411

Capital Markets (0.3%):
474,281	Egyptian Financial Group-Hermes Holding*	787,453

Chemicals (2.2%):
54,412	Industries Qatar Q.S.C.	1,990,007
14,109	LG Chem, Ltd.*	3,898,075
285,000	Nan Ya Plastics Corp.	566,709
3,783	Uralkali, SP	135,860

		6,590,651

Commercial Banks (18.6%):
314,403	Banco Bradesco SA, ADR	5,244,242
739,100	Bangkok Bank Public Co., Ltd.	3,844,429
8,590,832	China Construction Bank	6,006,330
3,527,101	Chinatrust Financial Holding Co., Ltd.	2,200,201
454,700	CIMB Group Holdings Berhad	1,066,044
347,320	Commercial International Bank Egypt SAE	1,077,299
9,351	Credicorp, Ltd.	1,023,654
109,430	DGB Financial Group, Inc.*	1,232,469
124,800	Grupo Financiero Banorte SA de C.V.	378,033
64,950	Hana Financial Group, Inc.	2,000,570
432,169	HDFC Bank, Ltd.	3,473,442
13,708	ICICI Bank, Ltd., Sponsored ADR	362,302
10,770,385	Industrial & Commercial Bank of China	6,410,131
320,643	Itau Unibanco Banco Multiplo SA, Sponsored ADR	5,951,134
928,200	Kasikornbank Public Co., Ltd.	3,591,582
3,966,500	PT Bank Mandiri Tbk	2,945,310
493,000	Public Bank Berhad	2,082,110
1,472,470	Sberbank	3,288,750
49,278	Shinhan Financial Group Co., Ltd.*	1,703,770
318,080	Turkiye Garanti Bankasi AG	989,404
171,559	Turkiye Halk Bankasi AS	895,316

		55,766,522

Shares		Fair Value
Common Stocks, continued
Computers & Peripherals (0.9%):
190,565	Asustek Computer, Inc.	$1,356,614
1,964,000	Lenovo Group, Ltd.	1,305,223

		2,661,837

Construction & Engineering (1.1%):
26,840	GS Engineering & Construction Corp.	2,166,312
31,800	Orascom Construction Industries, Sponsored GDR	1,060,660

		3,226,972

Construction Materials (2.1%):
627,000	Anhui Conch Cement Co., Ltd., Class H^	1,846,982
1,865,500	PT Semen Gresik (Persero) Tbk	2,358,318
1,749,427	Taiwan Cement Corp.	2,027,970

		6,233,270

Diversified Financial Services (0.3%):
364,002	FirstRand, Ltd.	933,937

Diversified Telecommunication Services (1.3%):
24,530	Chunghwa Telecom Co., Ltd., ADR	816,358
56,458	Telefonica Brasil SA, ADR	1,542,997
67,955	Telekomunikacja Polska SA	339,796
300,365	Turk Telekomunikasyon AS	1,114,345

		3,813,496

Electric Utilities (0.9%):
42,401	Companhia Energetica de Minas Gerais SA, Preferred Shares	756,600
104,623	Companhia Energetica de Minas Gerais SA, Sponsored ADR^	1,861,243
13,200	Sibenergyholding JSC*(a)	—

		2,617,843

Electronic Equipment, Instruments & Components (2.1%):
126,776	Hon Hai Precision Industry Co., Ltd.	695,052
1,004,129	Hon Hai Precision Industry Co., Ltd.	2,745,087
57,585	Hon Hai Precision Industry Co., Ltd., Sponsored GDR	315,318
61,000	Largan Precision Co., Ltd.	1,139,526
1,129,240	WPG Holdings, Ltd.	1,299,432

		6,194,415

Energy Equipment & Services (0.0%):
552,000	China Suntien Green Energy Corp., Class H	96,074

Food & Staples Retailing (3.1%):
1,682,400	CP ALL PCL	2,761,805
5,923	E-Mart Co., Ltd.	1,435,665
6,230	Shinsegae Co., Ltd.*	1,325,441

continued

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Schroder Emerging Markets Equity Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value
Common Stocks, continued
Food & Staples Retailing, continued
986,930	Wal-Mart de Mexico SAB de C.V., Series V^	$2,710,024
47,499	X5 Retail Group NV*	1,084,433

		9,317,368

Food Products (1.7%):
75,186	BRF - Brasil Foods SA, ADR^	1,469,886
316,000	China Mengniu Dairy Co., Ltd.	738,473
294,446	Grupo Bimbo SAB de C.V., Series A^	601,642
753,000	PT Indofood Sukses Makmur Tbk	382,236
3,752,000	PT Perusahaan Perkebunan London Sumatra Indonesia Tbk	931,499
306,000	Tingyi (Cayman Islands) Holding Corp.	930,991

		5,054,727

Hotels, Restaurants & Leisure (0.8%):
726,400	Genting Berhard	2,517,274

Household Durables (0.4%):
395,600	PDG Realty SA Empreendimentos e Participacoes	1,251,832

Household Products (1.1%):
8,043	LG Household & Health Care, Ltd.*	3,406,175

Independent Power Producers & Energy Traders (1.1%):
1,724,000	China Resources Power Holdings Co.	3,323,063

Industrial Conglomerates (1.3%):
869,600	Sime Darby Berhad	2,525,667
103,900	SM Investments Corp.	1,386,397

		3,912,064

Insurance (1.9%):
610,800	China Pacific Insurance Group Co., Ltd., Class H	1,736,137
57,000	Ping An Insurance Group Co. of China	376,971
10,957	Powszechny Zaklad Ubezpieczen SA	980,205
14,626	Samsung Fire & Marine Insurance Co., Ltd.	2,681,966

		5,775,279

Internet Software & Services (1.8%):
14,400	Baidu, Inc., Sponsored ADR*	1,677,168
5,982	Daum Communications Corp.*	623,886
153,400	Tencent Holdings, Ltd.	3,089,300

		5,390,354

IT Services (0.7%):
38,029	Infosys Technologies, Ltd.	1,981,824

Machinery (1.4%):
4,747	Hyundai Heavy Industries Co., Ltd.*	1,064,148
82,000	Iochpe-Maxion SA	1,110,485
438,000	Weichai Power Co., Ltd., Class H	2,152,246

		4,326,879

Shares		Fair Value
Common Stocks, continued
Media (1.5%):
119,210	Cheil Worldwide, Inc.	$1,966,911
164,408	Cyfrowy Polsat SA	642,696
40,814	Naspers, Ltd.	1,781,617

		4,391,224

Metals & Mining (3.8%):
47,159	AngloGold Ashanti, Ltd.	2,005,924
275,374	Centamin plc*	351,751
24,700	Compania de Minas Buenaventura SA, Sponsored ADR	946,998
207,900	Gerdau SA, Sponsored ADR	1,623,699
421,380	Grupo Mexico SAB de C.V., Series B	1,108,434
22,608	Impala Platinum Holdings, Ltd.	468,745
14,401	KGHM Polska Miedz SA	459,040
41,520	Mining & Metallurgical Co. Norilsk Nickel, Sponsored ADR	636,502
49,661	Polymetal International plc	843,568
143,400	Vale SA, Sponsored ADR	3,075,930

		11,520,591

Multiline Retail (1.0%):
60,000	Lojas Renner SA	1,557,844
1,070,500	Parkson Retail Group, Ltd.^	1,311,479

		2,869,323

Oil, Gas & Consumable Fuels (16.8%):
3,900,000	China Petroleum & Chemical Corp. (Sinopec), H Shares^	4,098,004
887,500	China Shenhua Energy Co., Ltd.	3,845,383
3,399,000	CNOOC, Ltd.	5,946,319
103,950	LUKOIL, Sponsored ADR	5,530,140
17,150	Novatek Oao	2,140,534
832,582	OAO Gazprom, Sponsored GDR	8,892,808
92,601	Petroleo Brasileiro SA, ADR	2,301,135
133,904	Petroleo Brasileiro SA, Sponsored ADR^	3,145,405
452,600	PTT PCL	4,567,616
51,255	Reliance Industries, Ltd.	668,728
174,600	Rosneft Oil Co.	1,149,387
53,182	Sasol, Ltd.	2,539,620
14,487	SK Energy Co., Ltd.*	1,796,092
779,600	Thai Oil Public Co., Ltd.	1,447,504
84,000	Ultrapar Participacoes SA	1,442,124
44,700	Ultrapar Participacoes SA, Sponsored ADR	768,840

		50,279,639

Pharmaceuticals (0.7%):
71,594	Dr. Reddy’s Laboratories, Ltd.	2,117,606

Real Estate Management & Development (2.1%):
2,502,300	Ayala Land, Inc.	870,213
166,800	BR Malls Participacoes SA	1,621,033

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Schroder Emerging Markets Equity Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value
Common Stocks, continued
Real Estate Management & Development, continued
100,700	BR Properties SA	$999,169
1,738,000	China Overseas Land & Investment, Ltd.^	2,914,236
54,420	Franshion Properties China, Ltd.	10,464

		6,415,115

Semiconductors & Semiconductor Equipment (8.8%):
34,900	Hynix Semiconductor, Inc.*	666,379
20,143	Samsung Electronics Co., Ltd.	18,506,685
2,884,110	Taiwan Semiconductor Manufacturing Co., Ltd.	7,215,151

		26,388,215

Specialty Retail (1.1%):
1,265,000	Belle International Holdings, Ltd.	2,210,260
35,852	Foschini, Ltd. (The)	465,929
56,729	Mr. Price Group, Ltd.	560,563

		3,236,752

Tobacco (0.5%):
22,976	KT&G Corp.*	1,624,081

Transportation Infrastructure (1.5%):
408,256	Companhia de Concessoes Rodoviarias	2,675,724
67,147	Globaltrans Investment plc	922,848
63,331	Imperial Holdings, Ltd.	968,242

		4,566,814

Wireless Telecommunication Services (7.5%):
129,900	America Movil SAB de C.V., Sponsored ADR, Series L	2,935,740
1,717,100	Axiata Group Berhad	2,776,394
1,053,500	China Mobile, Ltd.	10,271,921
48,035	JSFC Sistema, Sponsored GDR, Registered Shares	803,897
136,200	Mobile TeleSystems, Sponsored ADR	1,999,416

Shares or Principal Amount		Fair Value
Common Stocks, continued
Wireless Telecommunication Services, continued
95,656	MTN Group, Ltd.	$1,701,035
674,100	Taiwan Mobile Co., Ltd.	2,104,941

		22,593,344

Total Common Stocks (Cost $274,269,572)		288,626,969

Preferred Stocks (2.2%):
Beverages (1.0%):
81,900	Companhia de Bebidas das Americas, Sponsored ADR, Preferred Shares^	2,955,771

Metals & Mining (1.2%):
182,100	Vale SA, Sponsored ADR, Preferred Shares	3,751,260

Total Preferred Stocks (Cost $4,661,817)		6,707,031

Warrant (0.3%):
Diversified Financial Services (0.3%):
302,095	Sberbank*(b)	743,154

Total Warrant (Cost $676,070)		743,154

Securities Held as Collateral for Securities on Loan (7.3%):
$22,051,307	Allianz Variable Insurance Products Securities Lending Collateral Trust(c)	22,051,307

Total Securities Held as Collateral for Securities on Loan (Cost $22,051,307)		22,051,307

Unaffiliated Investment Company (1.4%):
4,134,516	Dreyfus Treasury Prime Cash Management, 0.00%(d)	4,134,516

Total Unaffiliated Investment Company (Cost $4,134,516)		4,134,516

Total Investment Securities (Cost $305,793,282)(e) — 107.4%		322,262,977

Net other assets (liabilities) — (7.4)%		(22,111,423)

Net Assets — 100.0%		$300,151,554

Percentages indicated are based on net assets as of December 31, 2011.

ADR—American Depositary Receipt

GDR—Global Depository Receipt

*	Non-income producing security

^	This security or a partial position of the security was on loan as of December 31, 2011. The total value of securities on loan as of December 31, 2011 was $20,734,441.

(a)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2011. The total of all such securities represent 0.00% of the net assets of the fund.

(b)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investor. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

6

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Schroder Emerging Markets Equity Fund

Schedule of Portfolio Investments, continued

December 31, 2011

(c)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2011.

(d)	The rate represents the effective yield at December 31, 2011.

(e)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the totalfair value of investment securities as of December 31, 2011:

Country	Percentage
Australia	0.1%
Belize	0.7
Bermuda	0.3
Brazil	13.1
Cayman Islands	0.7
China	6.3
Cyprus	0.3
Egypt	0.9
Hong Kong	12.1
India	2.9
Indonesia	2.8
Malaysia	3.4
Mexico	2.4
Netherlands	0.3
Peru	0.3
Philippines	0.7
Poland	0.8
Qatar	0.6
Republic of Korea (South)	17.6
Russian Federation	7.9
South Africa	3.5
Switzerland	0.5
Taiwan	7.0
Thailand	5.0
Turkey	1.2
United Kingdom	0.2
United States	8.4

100.0%

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Schroder Emerging Markets Equity Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investment securities, at cost	$305,793,282

Investment securities, at value*	$322,262,977
Cash	6
Interest and dividends receivable	267,734
Foreign currency, at value (cost $239,154)	239,779
Receivable for capital shares issued	17,309
Receivable for investments sold	104,882
Reclaims receivable	16,297
Prepaid expenses	3,418

Total Assets	322,912,402

Liabilities:
Payable for investments purchased	215,874
Payable for capital shares redeemed	27,777
Payable for collateral received on loaned securities	22,051,307
Manager fees payable	279,228
Administration fees payable	10,698
Distribution fees payable	57,262
Custodian fees payable	68,316
Administrative and compliance services fees payable	2,279
Trustee fees payable	123
Other accrued liabilities	47,984

Total Liabilities	22,760,848

Net Assets	$300,151,554

Net Assets Consist of:
Capital	$269,415,358
Accumulated net investment income/(loss)	2,587,743
Accumulated net realized gains/(losses) from investment transactions	11,681,348
Net unrealized appreciation/(depreciation) on investments	16,467,105

Net Assets	$300,151,554

Class 1
Net Assets	$34,046,014
Shares of beneficial interest (unlimited number of shares authorized, no par value)	4,805,739
Net Asset Value (offering and redemption price per share)	$7.08

Class 2
Net Assets	$266,105,540
Shares of beneficial interest (unlimited number of shares authorized, no par value)	37,633,662
Net Asset Value (offering and redemption price per share)	$7.07

*	Includes securities on loan of $20,734,441.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income:
Dividends	$10,113,649
Income from securities lending	45,491
Foreign withholding tax	(852,092)

Total Investment Income	9,307,048

Expenses:
Manager fees	4,524,686
Administration fees	167,815
Distribution fees — Class 2	814,508
Custodian fees	486,786
Administrative and compliance services fees	17,866
Trustee fees	30,187
Professional fees	31,471
Shareholder reports	51,461
Other expenses	19,986

Total expenses before reductions	6,144,766
Less expenses voluntarily waived/reimbursed by the Manager	(730,252)

Net expenses	5,414,514

Net Investment Income/(Loss)	3,892,534

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	21,593,578
Net realized gains/(losses) on forward currency contracts	(116,418)
Change in unrealized appreciation/depreciation on investments	(89,384,177)

Net Realized/Unrealized Gains/(Losses) on Investments	(67,907,017)

Change in Net Assets Resulting From Operations	$(64,014,483)

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets

	AZL Schroder Emerging Markets Equity Fund
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Change in Net Assets:
Operations:
Net investment income/(loss)	$3,892,534	$3,615,318
Net realized gains/(losses) on investment transactions	21,477,160	58,604,499
Change in unrealized appreciation/depreciation on investments	(89,384,177)	(19,584,987)

Change in net assets resulting from operations	(64,014,483)	42,634,830

Dividends to Shareholders:
From net investment income:
Class 1	(404,207)	(354,482)
Class 2	(2,203,468)	(1,824,654)
From net realized gains:
Class 1	(523,264)	—
Class 2	(3,948,735)	—

Change in net assets resulting from dividends to shareholders	(7,079,674)	(2,179,136)

Change in net assets from capital transactions	(53,541,131)	(38,601,981)

Change in net assets	(124,635,288)	1,853,713
Net Assets:
Beginning of period	424,786,842	422,933,129

End of period	$300,151,554	$424,786,842

Accumulated net investment income/(loss)	$2,587,743	$1,195,169

Capital Transactions:
Class 1
Proceeds from shares issued	1,031,202	410,603
Dividends reinvested	927,470	354,482
Cost of shares redeemed	(7,583,676)	(7,286,367)

Total Class 1	(5,625,004)	(6,521,282)

Class 2
Proceeds from shares issued	21,826,655	81,555,078
Dividends reinvested	6,152,204	1,824,654
Value of shares redeemed	(75,894,986)	(115,460,431)

Total Class 2	(47,916,127)	(32,080,699)

Change in net assets from capital transactions	(53,541,131)	(38,601,981)

Share Transactions:
Class 1
Issued	114,717	52,657
Reinvested	126,704	44,645
Redeemed	(909,875)	(924,092)

Total Class 1 Shares	(668,454)	(826,790)

Class 2
Issued	2,677,994	10,206,763
Reinvested	840,465	230,095
Redeemed	(9,000,794)	(15,071,012)

Total Class 2 Shares	(5,482,335)	(4,634,154)

Change in shares	(6,150,789)	(5,460,944)

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Schroder Emerging Markets Equity Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,				May 6, 2007 to December 31, 2007(a)
	2011	2010	2009	2008
Class 1
Net Asset Value, Beginning of Period	$8.76	$7.84	$4.56	$13.77	$11.64

Investment Activities:
Net Investment Income	0.12	0.10 (b)	0.06 (b)	0.03	0.04
Net Realized and Unrealized Gains (Losses) on Investments	(1.61)	0.88	3.24	(6.38)	2.10

Total from Investment Activities	(1.49)	0.98	3.30	(6.35)	2.14

Dividends to Shareholders From:
Net Investment Income	(0.08)	(0.06)	(0.02)	(0.04)	(0.01)
Net Realized Gains	(0.11)	—	—	(2.82)	—

Total Dividends	(0.19)	(0.06)	(0.02)	(2.86)	(0.01)

Net Asset Value, End of Period	$7.08	$8.76	$7.84	$4.56	$13.77

Total Return(d)	(17.09)%	12.61%	72.46%	(51.82)%	19.23	%(c)
Ratios to Average Net Assets/ Supplemental Data:
Net Assets at End of Period (000’s)	$34,046	$47,962	$49,392	$34,118	$359
Net Investment Income/(Loss)(e)	1.28%	1.19%	0.99%	0.78%	0.32%
Expenses Before Reductions(e)	1.45%	1.45%	1.54%	1.70%	1.69%
Expenses Net of Reductions(e)(f)	1.25%	1.17%	1.26%	1.41%	1.40%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(e)(g)	1.25%	1.17%	1.26%	1.42%	1.40%
Portfolio Turnover Rate(h)	66%	101%	100%	159%	193	%(c)

(a)	Period from commencement of operations.

(b)	Average shares method used in calculation.

(c)	Not annualized.

(d)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(e)	Annualized for periods less than one year.

(f)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(g)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(h)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

continued

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Schroder Emerging Markets Equity Fund

Financial Highlights, continued

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2011	2010	2009	2008	2007
Class 2
Net Asset Value, Beginning of Period	$8.74	$7.82	$4.56	$13.76	$10.56

Investment Activities:
Net Investment Income	0.09	0.08 (a)	0.04 (a)	0.02	0.03
Net Realized and Unrealized Gains (Losses) on Investments	(1.59)	0.89	3.23	(6.38)	3.17

Total from Investment Activities	(1.50)	0.97	3.27	(6.36)	3.20

Dividends to Shareholders From:
Net Investment Income	(0.06)	(0.05)	(0.01)	(0.02)	— (b)
Net Realized Gains	(0.11)	—	—	(2.82)	—

Total Dividends	(0.17)	(0.05)	(0.01)	(2.84)	— (b)

Net Asset Value, End of Period	$7.07	$8.74	$7.82	$4.56	$13.76

Total Return(c)	(17.27)%	12.40%	71.78%	(51.89)%	30.32%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets at End of Period (000’s)	$266,106	$376,825	$373,541	$187,058	$249,236
Net Investment Income/(Loss)	1.03%	0.91%	0.68%	0.86%	0.40%
Expenses Before Reductions(d)	1.70%	1.70%	1.79%	1.95%	1.96%
Expenses Net of Reductions	1.50%	1.42%	1.51%	1.66%	1.65%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(e)	1.50%	1.42%	1.51%	1.67%	1.65%
Portfolio Turnover Rate(f)	66%	101%	100%	159%	193%

(a)	Average shares method used in calculation.

(b)	Represents less than $0.005.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(e)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Schroder Emerging Markets Equity Fund

Notes to the Financial Statements

December 31, 2011

1.	Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Schroder Emerging Markets Equity Fund (the “Fund”). The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

—	AZL Allianz AGIC Opportunity Fund
—	AZL BlackRock Capital Appreciation Fund
—	AZL Columbia Mid Cap Value Fund
—	AZL Columbia Small Cap Value Fund
—	AZL Davis New York Venture Fund (formerly AZL Davis NY Venture Fund)
—	AZL Dreyfus Equity Growth Fund
—	AZL Eaton Vance Large Cap Value Fund
—	AZL Enhanced Bond Index Fund
—	AZL Franklin Small Cap Value Fund
—	AZL Franklin Templeton Founding Strategy Plus Fund
—	AZL Gateway Fund
—	AZL International Index Fund
—	AZL Invesco Equity and Income Fund (formerly AZL Van Kampen Equity and Income Fund)
—	AZL Invesco Growth and Income Fund (formerly AZL Van Kampen Growth and Income Fund)
—	AZL Invesco International Equity Fund
—	AZL JPMorgan International Opportunities Fund (formerly AZL Morgan Stanley International Equity Fund)
—	AZL JPMorgan U.S. Equity Fund
—	AZL MFS Investors Trust Fund
—	AZL Mid Cap Index Fund
—	AZL Money Market Fund
—	AZL Morgan Stanley Global Real Estate Fund
—	AZL Morgan Stanley Mid Cap Growth Fund
—	AZL NFJ International Value Fund
—	AZL Russell 1000 Growth Index Fund
—	AZL Russell 1000 Value Index Fund
—	AZL S&P 500 Index Fund
—	AZL Schroder Emerging Markets Equity Fund
—	AZL Small Cap Stock Index Fund
—	AZL Turner Quantitative Small Cap Growth Fund

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Schroder Emerging Markets Equity Fund

Notes to the Financial Statements, continued

December 31, 2011

foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. In addition, income and realized and unrealized gains and losses are allocated to each class of shares based on its relative net assets on a daily basis.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities) and is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Schroder Emerging Markets Equity Fund

Notes to the Financial Statements, continued

December 31, 2011

collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Allianz Investment Management LLC (the “Manager”) to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2011 are presented on the Fund’s Schedule of Portfolio Investments (“Schedule”). The average outstanding amount of securities on loan was $16.9 million for the year ended December 31, 2011.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $4,174 during the year ended December 31, 2011. These fees have been netted against Income from Securities Lending on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments that the Fund may utilize, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2011, the Fund entered into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund may enter into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. As of December 31, 2011, the Fund did not hold any forward currency contracts. During the year ended December 31, 2011, the Fund had limited activity in these transactions.

Futures Contracts

During the year ended December 31, 2011, the Fund did not enter into any futures contracts. The Fund may enter into futures contracts to provide equity exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Schroder Emerging Markets Equity Fund

Notes to the Financial Statements, continued

December 31, 2011

market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Summary	of Derivative Instruments

There were no open derivative positions as of December 31, 2011.

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income
Foreign Exchange Contracts	Net realized gains/(losses) on forward currency contracts/change in unrealized appreciation/depreciation on investments	$(116,418)	$—

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Schroder Investment Management North America Inc., (“Schroder”), Schroder provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. Schroder Investment Management North America Ltd. (Schroder Ltd.), an affiliate of Schroder, serves as the Sub-subadviser to the Fund and is responsible for day-to-day management of the Fund’s assets. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. For its services the Sub-subadviser is entitled to a fee payable by the Subadviser. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expenses (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2013.

For the year ended December 31, 2011, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL Schroder Emerging Markets Equity Fund Class 1	1.23%	1.40%
AZL Schroder Emerging Markets Equity Fund Class 2	1.23%	1.65%

*	From January 1, 2011 through April 30, 2011, the Manager voluntarily reduced the management fee to 0.95%. Beginning May 1, 2011, the Manager voluntarily reduced the management fee to 1.08% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2011, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Schroder Emerging Markets Equity Fund

Notes to the Financial Statements, continued

December 31, 2011

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets of Class 2 shares. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2011, $5,523 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting and a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2011, actual Trustee compensation was $924,000 in total for both Trusts.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1— quoted prices in active markets for identical assets
—	Level 2— other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Schroder Emerging Markets Equity Fund

Notes to the Financial Statements, continued

December 31, 2011

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Exchange traded futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2011 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks:
Capital Markets	$787,453	$—	$—	$787,453
Commercial Banks	12,959,365	42,807,157	—	55,766,522
Diversified Telecommunication Services	2,359,355	1,454,141	—	3,813,496
Electric Utilities	2,617,843	—	—	2,617,843
Food & Staples Retailing	2,710,024	6,607,344	—	9,317,368
Food Products	2,071,528	2,983,199	—	5,054,727
Household Durables	1,251,832	—	—	1,251,832
Internet Software & Services	1,677,168	3,713,186	—	5,390,354
Machinery	1,110,485	3,216,394	—	4,326,879
Metals & Mining	8,235,131	3,285,460	—	11,520,591
Multiline Retail	1,557,844	1,311,479		2,869,323
Oil, Gas & Consumable Fuels	22,080,452	28,199,187	—	50,279,639
Real Estate Management & Development	2,620,202	3,794,913	—	6,415,115
Transportation Infrastructure	2,675,724	1,891,090	—	4,566,814
Wireless Telecommunication Services	4,935,156	17,658,188	—	22,593,344
All Other Common Stocks+	—	102,055,669	—	102,055,669

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Schroder Emerging Markets Equity Fund

Notes to the Financial Statements, continued

December 31, 2011

	Level 1	Level 2	Level 3	Total
Investment Securities:
Preferred Stocks+	$6,707,031	$—	$—	$6,707,031
Warrants	—	743,154	—	743,154
Securities Held as Collateral for Securities on Loan	—	22,051,307	—	22,051,307
Unaffiliated Investment Company	4,134,516	—	—	4,134,516

Total Investment Securities	80,491,109	241,771,868	—	322,262,977

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

As of December 31, 2011, the Fund held securities that were valued in good faith pursuant to procedures approved by the Board of Trustees. The Sibenergyholding JSC common stock was valued at $0.

The Fund recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1, 2 or 3 as of December 31, 2011.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Adoption of ASU 2011-04 will have no effect on the Fund’s net assets. At this time, management is evaluating the impact of ASU 2011-04 on the financial statement disclosures.

5.	Security Purchases and Sales

For the year ended December 31, 2011, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Schroder Emerging Markets Equity Fund	$243,020,583	$300,670,037

6.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2011 is $311,458,891. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$38,594,421
Unrealized depreciation	(27,790,335)

Net unrealized appreciation	$10,804,086

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Schroder Emerging Markets Equity Fund

Notes to the Financial Statements, continued

December 31, 2011

The tax character of dividends paid to shareholders during the year ended December 31, 2011 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Schroder Emerging Markets Equity Fund	$2,607,675	$4,471,999	$7,079,674

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2010 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Schroder Emerging Markets Equity Fund	$2,179,136	$—	$2,179,136

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2011, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Schroder Emerging Markets Equity Fund	$2,587,752	$17,346,957	$10,801,487	$30,736,196

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Schroder Emerging Markets Equity Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio

February 24, 2012

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2011, 5.04% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2011, the Fund declared net long-term capital gain distributions of $4,471,999.

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its

23

affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2011. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 19, 2011, and at an “in person” Board of Trustees meeting held October 26, 2011. The Agreements were approved at the Board meeting of October 26, 2011. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2013. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager and Subadvisers.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

24

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2)  The investment performance of the Funds, the Manager and the Subadvisers.  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 26, 2011, the Manager reported that for the three year period ended June 30, 2011, ten Funds were in the top 40%, six were in the middle 20% and five were in the bottom 40%, and for the one year period ended June 30, 2011, nine Funds were in the top 40%, eight were in the middle 20%, and 11 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2011, nine Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40%. At the Board of Trustees meeting held October 26, 2011, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 29 Funds reviewed by the Board of Trustees in the fall of 2011, 24 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2012 for the 29 Funds was as follows: (1) 21 of the Funds had total expense rankings at or below the 50th percentile; (2) three of the Funds were between the 50th and 65th percentiles; (3) for three of the Funds with expense ranks above the 65th percentile, the Manager recommended, and the Board of Trustees approved, temporary management fee waivers effective May 1, 2012, which are expected to reduce such rankings to the 65th percentile or below; (4) for one Fund with an expense rank above the 65th percentile, the Manager expects such Fund to be below the 65th percentile in 2012 because of greater Fund assets; and (5) for one Fund with an expense rank above the 65th percentile, the Manager reported that the peer group makes for poor comparability.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2009 through June 30, 2011. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

25

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2011 were approximately $6.2 billion, and that no single non-money market Fund had assets in excess of $428 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2012, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

26

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc., 2005 to present; EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	42	Argus Group Holdings; Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 54 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	42	Luther College
Roger Gelfenbien, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	42	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, 2012 to present; General Partner of Fairview Capital, L.P., 1994 to present	42	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to present; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002; Consultant to Hartford Insurance Co., 2001	42	None
Peter W. McClean, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	42	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	42	Connecticut Water Service, Inc.

27

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the Fund Complex During Past 5 Years
Robert DeChellis, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	42	None
Brian Muench, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	42	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Allianz Life from April 2011, to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.
Michael Radmer, Age 66 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/04	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007; Vice President, Fund Administration, Columbia Management, July 2002 to December 2005.
Stephen G. Simon, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

28

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1211 2/12

AZL® Small Cap Stock Index Fund

Annual Report

December 31, 2011

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Small Cap Stock Index Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Small Cap Stock Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2011?

For the year ended December 31, 2011, the AZL® Small Cap Stock Index Fund returned 0.29%. That compared to a 1.02% total return for its benchmark, the S&P SmallCap 600 Index1.

The Fund attempts to replicate the performance of the S&P 600 index of U.S. small-cap stocks. U.S. equities delivered paltry rewards for the extreme volatility investors endured in 2011. Political turmoil, natural disasters and, above all, global debt problems led to market activity during the year that was characterized by a tug-of-war between assets perceived as high risk and those perceived as low risk.

Stocks moved unevenly higher early in the year despite political upheaval spreading across the Middle East and North Africa regions and a sharp rise in oil and other commodity prices. March brought devastating natural disasters in Japan, resulting in global supply chain disruptions. Nevertheless, equity markets were remarkably resilient as the global economic recovery appeared to be on track and investors gradually increased their appetite for risk. After peaking in late April, equities were met with a sharp reversal when the heightened possibility of Greece defaulting on its debt rekindled fears about the potential impact of the sovereign debt crisis spreading in Europe.

In the United States, a prolonged debt ceiling debate revealed the ineffectiveness of the nation’s policymakers and ultimately led to Standard & Poor’s decision to downgrade the U.S. government’s credit rating in early August. This announcement spurred one of the most volatile periods in trading history. Stock markets across the world whipsawed on hopes and fears driven by news flow. Equities swooned as debt problems in Europe spread to Italy and Spain, and global economic indicators grew increasingly bleak.

U.S. stocks staged a strong rebound in October as the domestic labor market improved and corporate profits continued to beat analyst expectations. Encouraging news from Europe also contributed to the rally. After months of deliberation, European leaders agreed upon a new plan to reduce Greece’s debt burden, recapitalize the region’s banks, and increase the size of the euro-zone bailout fund. However, a lack of definitive details about the rescue plan soon raised doubts among investors and thwarted the rally at the end of October. In November, political instability in Greece and Italy fueled uncertainty as to whether Europe’s leaders would be able to contain the crisis. In the United States, bickering lawmakers failed to reach an agreement on reducing the U.S. budget deficit, further undermining investors’ confidence in policymakers on both sides of the Atlantic. Market volatility softened in December with the support of global central bank actions and continued improvement in economic data.

U.S. stocks outperformed most international markets during the year due to their relative safety in a time of heightened uncertainty overseas. Dividend-paying stocks performed particularly well as investors sought yield in a low-interest rate environment. Among sectors in the benchmark, utilities performed strongest in 2011. Telecommunications saw the largest losses of any sector in the Fund’s benchmark.*

The underperformance of the Fund compared to its benchmark was the result of Fund expenses that are not incurred by the benchmark.

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2011.
[1]

The Standard & Poor’s SmallCap 600 Index (“S&P 600”) covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable. Investors cannot invest directly in an index.

1

AZL® Small Cap Stock Index Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek to match the performance of the Standard & Poor’s SmallCap 600® Index (the “S&P 600”). This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a representative sample of stocks included in the Index and in futures whose performance is related to the index, rather than attempting to replicate the Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Smaller companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance. In addition, factors such as Fund expenses, selection of a representative portfolio, changes in the composition of the Index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the Index and the Fund’s performance.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2011

	1 Year	3 Year	Since Inception (5/1/07)
AZL® Small Cap Stock Index Fund	0.29%	16.26%	0.46%
S&P SmallCap 600 Index	1.02%	17.01%	0.82%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio

Gross
AZL® Small Cap Stock Index Fund	0.65%

The above expense ratios are based on the current Fund prospectus dated May 1, 2011. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense) to 0.71% through April 30, 2013. Additional information pertaining to the December 31, 2011 expense ratios can be found in the financial highlights.

[1]	The hypothetical $10,000 investment data for the S&P SmallCap600 Index is calculated from April 30, 2007.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s SmallCap 600 Index (“S&P 600”), an unmanaged index which covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Small Cap Stock Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Small Cap Stock Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only. Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period** 7/1/11 - 12/31/11
AZL Small Cap Stock Index Fund	$1,000.00	$934.90	$3.12	0.64%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period** 7/1/11 - 12/31/11
AZL Small Cap Stock Index Fund	$1,000.00	$1,021.98	$3.26	0.64%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
**	Excludes expense paid indirectly.

Portfolio Composition

(Unaudited)

Investments	Percent of net assets+
Securities Held as Collateral for Securities on Loan	28.1%
Financials	19.9
Information Technology	18.9
Consumer Discretionary	15.4
Industrials	15.2
Health Care	11.2
Materials	4.8
Utilities	4.6
Consumer Staples	4.3
Energy	4.1
Unaffiliated Investment Company	0.7
Telecommunication Services	0.6

Total	127.8%

+	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2011

Shares		Fair Value

Common Stocks (99.0%):
Aerospace & Defense (2.2%):
17,137	AAR Corp.	$328,516
7,813	Aerovironment, Inc.*	245,875
3,938	American Science & Engineering, Inc.	268,217
10,671	Ceradyne, Inc.*^	285,769
6,962	Cubic Corp.	303,474
20,593	Curtiss-Wright Corp.^	727,551
26,358	Gencorp, Inc.*^	140,225
19,946	Moog, Inc., Class A*^	876,228
25,923	Orbital Sciences Corp.*	376,661
16,305	Teledyne Technologies, Inc.*^	894,329

		4,446,845

Air Freight & Logistics (0.5%):
12,588	Forward Air Corp.	403,445
16,553	Hub Group, Inc., Class A*^	536,814

		940,259

Airlines (0.3%):
6,647	Allegiant Travel Co.*^	354,551
22,367	SkyWest, Inc.	281,601

		636,152

Auto Components (0.3%):
8,374	Drew Industries, Inc.*^	205,414
14,853	Spartan Motors, Inc.^	71,443
8,583	Standard Motor Products, Inc.	172,089
10,434	Superior Industries International, Inc.	172,579

		621,525

Automobiles (0.0%):
12,882	Winnebago Industries, Inc.*^	95,069

Beverages (0.2%):
3,707	Boston Beer Co., Inc. (The), Class A*^	402,432

Biotechnology (0.7%):
23,753	ArQule, Inc.*	133,967
27,157	Cubist Pharmaceuticals, Inc.*^	1,075,960
10,953	Emergent Biosolutions, Inc.*	184,448
31,477	Savient Pharmaceuticals, Inc.*^	70,194

		1,464,569

Building Products (0.9%):
8,269	AAON, Inc.^	169,432
12,511	Apogee Enterprises, Inc.^	153,385
13,430	Gibraltar Industries, Inc.*	187,483
20,338	Griffon Corp.^	185,686
8,874	NCI Building Systems, Inc.*	96,460
16,327	Quanex Building Products Corp.^	245,231
17,839	Simpson Manufacturing Co., Inc.	600,461
8,632	Universal Forest Products, Inc.	266,470

		1,904,608

Shares		Fair Value

Common Stocks, continued
Capital Markets (0.9%):
8,893	Calamos Asset Management, Inc., Class A	$111,251
17,641	Investment Technology Group, Inc.*	190,699
6,872	Piper Jaffray Cos., Inc.*^	138,814
48,313	Prospect Capital Corp.^	448,828
23,696	Stifel Financial Corp.*^	759,457
12,973	SWS Group, Inc.^	89,125

		1,738,174

Chemicals (2.1%):
12,960	A. Schulman, Inc.	274,493
10,271	American Vanguard Corp.^	137,015
12,781	Balchem Corp.	518,141
25,007	Calgon Carbon Corp.*^	392,860
21,589	H.B. Fuller Co.^	498,922
3,943	Hawkins, Inc.^	145,339
9,092	Koppers Holdings, Inc.	312,401
14,163	Kraton Performance Polymers, Inc.*	287,509
8,167	LSB Industries, Inc.*^	228,921
14,264	OM Group, Inc.*	319,371
40,024	PolyOne Corp.^	462,277
5,684	Quaker Chemical Corp.^	221,051
3,657	Stepan Co.	293,145
9,708	Zep, Inc.	135,718

		4,227,163

Commercial Banks (5.5%):
12,553	Bank of the Ozarks, Inc.^	371,945
34,409	BBCN Bancorp, Inc.*^	325,165
34,428	Boston Private Financial Holdings, Inc.^	273,358
6,531	City Holding Co.^	221,336
17,431	Columbia Banking System, Inc.^	335,895
16,257	Community Bank System, Inc.^	451,945
46,308	First Commonwealth Financial Corp.	243,580
25,707	First Financial Bancorp	427,764
13,876	First Financial Bankshares, Inc.^	463,875
32,873	First Midwest Bancorp, Inc.^	333,004
61,327	FNB Corp.^	693,608
31,732	Glacier Bancorp, Inc.^	381,736
14,013	Hanmi Financial Corp.*^	103,696
9,847	Home Bancshares, Inc.	255,136
9,482	Independent Bank Corp.	258,764
54,227	National Penn Bancshares, Inc.^	457,676
14,597	NBT Bancorp, Inc.^	323,032
41,802	Old National Bancorp^	486,993
14,799	PacWest Bancorp	280,441
15,145	Pinnacle Financial Partners, Inc.*^	244,592

continued

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Commercial Banks, continued
26,303	PrivateBancorp, Inc.	$288,807
12,406	S & T Bancorp, Inc.^	242,537
7,626	Simmons First National Corp., Class A^	207,351
13,664	Sterling Bancorp	118,057
69,124	Susquehanna Bancshares, Inc.^	579,259
16,528	Texas Capital Bancshares, Inc.*^	505,922
3,635	Tompkins Financial Corp.^	139,984
14,249	UMB Financial Corp.	530,775
50,526	Umpqua Holdings Corp.^	626,017
15,971	United Bankshares, Inc.^	451,500
8,405	United Community Banks, Inc.*^	58,751
26,670	Wilshire Bancorp, Inc.*^	96,812
15,854	Wintrust Financial Corp.^	444,705

		11,224,018

Commercial Services & Supplies (2.1%):
21,144	ABM Industries, Inc.	435,989
3,942	Consolidated Graphics, Inc.*	190,320
8,306	G & K Services, Inc., Class A	241,788
27,610	Geo Group, Inc. (The)*^	462,468
29,451	Healthcare Services Group, Inc.^	520,988
13,701	Higher One Holdings, Inc.*^	252,646
25,430	Interface, Inc., Class A	293,462
15,471	Mobile Mini, Inc.*	269,969
5,522	Standard Register Co. (The)^	12,866
17,510	Sykes Enterprises, Inc.*	274,207
27,587	Tetra Tech, Inc.*	595,603
18,815	United Stationers, Inc.	612,616
8,874	Viad Corp.	155,118

		4,318,040

Communications Equipment (2.0%):
51,984	Arris Group, Inc.*^	562,467
4,520	Bel Fuse, Inc., Class B^	84,750
7,796	Black Box Corp.^	218,600
18,883	Blue Coat Systems, Inc.*^	480,572
8,985	Comtech Telecommunications Corp.^	257,151
11,328	Digi International, Inc.*	126,421
51,206	Harmonic, Inc.*	258,078
16,570	NETGEAR, Inc.*	556,255
8,443	Oplink Communications, Inc.*	139,056
8,157	PC-Tel, Inc.	55,794
18,803	Symmetricom, Inc.*	101,348
Communications Equipment, continued
27,200	Tekelec*	297,296
18,628	ViaSat, Inc.*^	859,123

		3,996,911

Shares		Fair Value

Common Stocks, continued
Computers & Peripherals (0.7%):
12,969	Avid Technology, Inc.*^	$110,625
22,632	Intermec, Inc.*	155,255
10,208	Intevac, Inc.*	75,539
3,481	NCI, Inc., Class A*	40,554
14,578	Novatel Wireless, Inc.*	45,629
9,356	Stratasys, Inc.*^	284,516
12,154	Super Micro Computer, Inc.*	190,575
14,198	Synaptics, Inc.*^	428,070

		1,330,763

Construction & Engineering (0.8%):
17,197	Aegion Corp.*	263,802
16,539	Comfort Systems USA, Inc.	177,298
14,850	Dycom Industries, Inc.*	310,662
29,417	Emcor Group, Inc.	788,670
11,994	Orion Marine Group, Inc.*^	79,760

		1,620,192

Construction Materials (0.5%):
19,809	Eagle Materials, Inc.^	508,299
26,963	Headwaters, Inc.*^	59,858
12,306	Texas Industries, Inc.	378,778

		946,935

Consumer Finance (1.3%):
19,348	Cardtronics, Inc.*	523,557
12,914	Cash America International, Inc.^	602,180
19,328	EZCORP, Inc., Class A*^	509,679
13,262	First Cash Financial Services, Inc.*^	465,364
6,428	World Acceptance Corp.*^	472,458

		2,573,238

Containers & Packaging (0.1%):
14,715	Myers Industries, Inc.	181,583

Distributors (0.0%):
8,330	VOXX International Corp.*	70,388

Diversified Consumer Services (1.1%):
7,875	American Public Education*^	340,830
6,374	Capella Education Co.*^	229,783
26,458	Career Education Corp.*	210,870
13,577	Coinstar, Inc.*^	619,654
37,516	Corinthian Colleges, Inc.*^	81,410
27,562	Hillenbrand, Inc.	615,184
10,036	Lincoln Educational Services Corp.	79,284
9,491	Universal Technical Institute, Inc.*	121,295

		2,298,310

Diversified Financial Services (0.8%):
9,627	Encore Capital Group, Inc.*	204,670
17,266	Financial Engines, Inc.*^	385,550
8,964	First Bancorp*	31,284

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Diversified Financial Services, continued
17,095	Interactive Brokers Group, Inc., Class A	$255,399
22,511	Meadowbrook Insurance Group, Inc.	240,418
7,552	Portfolio Recovery Associates, Inc.*^	509,911

		1,627,232

Diversified Telecommunication Services (0.5%):
4,082	Atlantic Tele-Network, Inc.	159,402
13,385	Cbeyond, Inc.*	107,214
86,335	Cincinnati Bell, Inc.*^	261,595
15,376	General Communication, Inc., Class A*^	150,531
6,530	Lumos Networks Corp.^	100,170
13,889	Neutral Tandem, Inc.*	148,474

		927,386

Electric Utilities (1.4%):
14,290	ALLETE, Inc.	599,894
5,929	Central Vermont Public Service Corp.	208,108
17,749	El Paso Electric Co.	614,825
22,243	UIL Holdings Corp.^	786,735
16,288	Unisource Energy Corp.^	601,353

		2,810,915

Electrical Equipment (2.0%):
17,149	A.O. Smith Corp.^	688,018
5,548	AZZ, Inc.	252,101
20,544	Belden CDT, Inc.	683,705
23,107	Brady Corp., Class A^	729,488
8,477	Encore Wire Corp.^	219,554
21,034	EnerSys*	546,253
8,300	Franklin Electric Co., Inc.^	361,548
24,073	II-VI, Inc.*	441,980
3,943	Powell Industries, Inc.*	123,337
8,753	Vicor Corp.^	69,674

		4,115,658

Electronic Equipment, Instruments & Components (3.8%):
6,769	Agilysys, Inc.*^	53,813
12,212	Anixter International, Inc.*^	728,324
25,471	Benchmark Electronics, Inc.*	343,094
30,097	Brightpoint, Inc.*	323,844
17,728	Checkpoint Systems, Inc.*	193,944
18,560	Cognex Corp.^	664,262
15,161	CTS Corp.^	139,481
16,266	Daktronics, Inc.	155,666
7,365	DTS, Inc.*^	200,623
10,689	Electro Scientific Industries, Inc.	154,777
7,337	Faro Technologies, Inc.*^	337,502

Shares		Fair Value

Common Stocks, continued
Electronic Equipment, Instruments & Components, continued
19,348	Insight Enterprises, Inc.*	$295,831
10,155	Littlelfuse, Inc.^	436,462
6,633	Measurement Specialties, Inc.*^	185,459
13,516	Mercury Computer Systems, Inc.*	179,628
16,352	Methode Electronics, Inc.	135,558
6,924	MTS Systems Corp.	282,153
16,592	Newport Corp.*	225,817
8,668	OSI Systems, Inc.*^	422,825
9,161	Park Electrochemical Corp.	234,705
15,266	Plexus Corp.*^	417,983
18,040	Pulse Electronics Corp.^	50,512
10,109	RadiSys Corp.*	51,151
12,579	Rofin-Sinar Technologies, Inc.*	287,430
7,145	Rogers Corp.*	263,365
11,996	ScanSource, Inc.*	431,856
11,348	SYNNEX Corp.*^	345,660
22,616	TTM Technologies, Inc.*^	247,871

		7,789,596

Energy Equipment & Services (2.4%):
12,943	Basic Energy Services, Inc.*^	254,977
15,946	Bristow Group, Inc.^	755,681
27,455	Exterran Holdings, Inc.*	249,840
6,338	Gulf Island Fabrication, Inc.^	185,133
14,968	Hornbeck Offshore Services, Inc.*^	464,307
56,158	ION Geophysical Corp.*^	344,249
13,439	Lufkin Industries, Inc.^	904,579
11,411	Matrix Service Co.*	107,720
2,046	OYO Geospace Corp.*	158,217
27,203	Pioneer Drilling Co.*^	263,325
9,579	Seacor Holdings, Inc.*^	852,148
34,103	TETRA Technologies, Inc.*	318,522

		4,858,698

Food & Staples Retailing (1.5%):
8,158	Andersons, Inc. (The)	356,178
21,034	B&G Foods, Inc.^	506,288
16,785	Casey’s General Stores, Inc.^	864,595
5,360	Nash Finch Co.	156,941
4,047	Seneca Foods Corp., Class A*	104,494
10,095	Spartan Stores, Inc.	186,758
21,504	United Natural Foods, Inc.*^	860,375

		3,035,629

Food Products (2.1%):
6,323	Cal-Maine Foods, Inc.^	231,232
5,545	Calavo Growers, Inc.^	142,396
51,636	Darling International, Inc.*	686,242
9,734	Diamond Foods, Inc.^	314,116
19,435	Hain Celestial Group, Inc.*^	712,487
6,366	J & J Snack Foods Corp.	339,180

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Food Products, continued
8,306	Sanderson Farms, Inc.^	$416,380
20,636	Snyders-Lance, Inc.^	464,310
15,839	TreeHouse Foods, Inc.*^	1,035,554

		4,341,897

Gas Utilities (2.2%):
9,891	Laclede Group, Inc. (The)^	400,289
18,282	New Jersey Resources Corp.^	899,475
11,780	Northwest Natural Gas Co.^	564,615
31,832	Piedmont Natural Gas Co., Inc.^	1,081,651
13,296	South Jersey Industries, Inc.	755,346
20,251	Southwest Gas Corp.^	860,465

		4,561,841

Health Care Equipment & Supplies (3.4%):
9,559	Abaxis, Inc.*^	264,498
30,142	Align Technology, Inc.*^	715,119
5,393	Analogic Corp.^	309,127
5,783	Cantel Medical Corp.	161,519
12,311	CONMED Corp.*^	316,023
12,596	CryoLife, Inc.*	60,461
10,961	Cyberonics, Inc.*	367,193
10,342	Greatbatch, Inc.*^	228,558
11,016	Haemonetics Corp.*	674,399
5,367	ICU Medical, Inc.*^	241,515
8,752	Integra LifeSciences Holdings*	269,824
14,059	Invacare Corp.^	214,962
3,439	Kensey Nash Corp.	65,994
18,196	Meridian Bioscience, Inc.^	342,813
18,501	Merit Medical Systems, Inc.*	247,543
12,985	Natus Medical, Inc.*	122,449
10,314	Neogen Corp.*^	316,021
18,647	NuVasive, Inc.*	234,766
8,629	Palomar Medical Technologies, Inc.*	80,250
6,152	SonoSite, Inc.*	331,347
6,479	Surmodics, Inc.*	94,982
16,044	Symmetry Medical, Inc.*	128,192
14,874	West Pharmaceutical Services, Inc.^	564,468
9,771	Zoll Medical Corp.*^	617,332

		6,969,355

Health Care Providers & Services (3.9%):
4,991	Air Methods Corp.*^	421,490
3,592	Almost Family, Inc.*^	59,555
13,002	Amedisys, Inc.*^	141,852
18,051	AMN Healthcare Services, Inc.*^	79,966
13,829	AmSurg Corp.*^	360,107
10,984	Bio-Reference Laboratories, Inc.*^	178,710
22,222	Centene Corp.*	879,769

Shares		Fair Value

Common Stocks, continued
Health Care Providers & Services, continued
8,772	Chemed Corp.^	$449,214
2,831	CorVel Corp.*	146,391
13,818	Cross Country Healthcare, Inc.*	76,690
7,262	Ensign Group, Inc. (The)	177,919
13,617	Gentiva Health Services, Inc.*^	91,915
14,670	Hanger Orthopedic Group, Inc.*^	274,182
29,592	Healthspring, Inc.*	1,613,948
14,678	Healthways, Inc.*^	100,691
7,257	IPC The Hospitalist Co.*	331,790
23,004	Kindred Healthcare, Inc.*^	270,757
4,160	Landauer, Inc.	214,240
6,984	LHC Group, Inc.*	89,605
12,331	Magellan Health Services, Inc.*^	610,014
12,493	Molina Healthcare, Inc.*	278,969
5,612	MWI Veterinary Supply, Inc.*	372,861
12,973	PharMerica Corp.*	196,930
23,246	PSS World Medical, Inc.*^.	562,321

		7,979,886

Health Care Technology (0.6%):
4,884	Computer Programs & Systems, Inc.	249,622
14,662	Omnicell, Inc.*	242,216
17,393	Quality Systems, Inc.^	643,367

		1,135,205

Hotels, Restaurants & Leisure (3.0%):
633	Biglari Holdings, Inc.*	233,096
10,636	BJ’s Restaurants, Inc.*^	482,024
24,018	Boyd Gaming Corp.*^	179,174
8,098	Buffalo Wild Wings, Inc.*^	546,696
8,315	CEC Entertainment, Inc.^	286,452
10,125	Cracker Barrel Old Country Store, Inc.^	510,401
6,841	DineEquity, Inc.*^	288,759
17,537	Interval Leisure Group, Inc.*^	238,679
19,401	Jack in the Box, Inc.*	405,481
8,767	Marcus Corp.^	110,552
11,900	Marriott Vacations Worldwide Corp.*^	204,204
5,134	Monarch Casino & Resort, Inc.*^	52,315
11,860	Multimedia Games, Inc.*	94,168
8,100	O’Charley’s, Inc.*^	44,469
9,361	P.F. Chang’s China Bistro, Inc.^	289,348
8,169	Papa John’s International, Inc.*	307,808
5,705	Peet’s Coffee & Tea, Inc.*^	357,589
27,424	Pinnacle Entertainment, Inc.*	278,628
4,913	Red Robin Gourmet Burgers*^	136,090
27,580	Ruby Tuesday, Inc.*	190,302
15,715	Ruth’s Hospitality Group, Inc.*^	78,104

7

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Hotels, Restaurants & Leisure, continued
23,651	Shuffle Master, Inc.*	$277,190
27,373	Sonic Corp.*	184,220
26,192	Texas Roadhouse, Inc.^	390,261

		6,166,010

Household Durables (1.3%):
2,297	Blyth, Inc.^	130,470
11,459	Ethan Allen Interiors, Inc.^	271,693
13,935	Helen of Troy, Ltd.*	427,804
11,930	iRobot Corp.*^	356,111
22,867	La-Z-Boy, Inc.*	272,117
8,287	M/I Homes, Inc.*	79,555
12,311	Meritage Corp.*^	285,492
2,125	National Presto Industries, Inc.^	198,900
19,601	Ryland Group, Inc. (The)^	308,912
44,629	Standard-Pacific Corp.*^	141,920
6,525	Universal Electronics, Inc.*	110,077

		2,583,051

Household Products (0.2%):
18,858	Central Garden & Pet Co., Class A*^	156,899
7,039	WD-40 Co.	284,446

		441,345

Industrial Conglomerates (0.3%):
5,584	Standex International Corp.	190,749
18,339	STR Holdings, Inc.*^	150,930
10,318	Tredegar, Inc.^	229,163

		570,842

Insurance (2.8%):
7,967	Amerisafe, Inc.*	185,233
24,076	Delphi Financial Group, Inc., Class A	1,066,567
8,854	eHealth, Inc.*^	130,154
15,460	Employers Holdings, Inc.^	279,671
17,625	Horace Mann Educators Corp.	241,639
5,219	Infinity Property & Casualty Corp.	296,126
18,244	National Financial Partners Corp.*^	246,659
4,852	Navigators Group, Inc.*	231,343
9,412	Presidential Life Corp.	94,026
13,465	ProAssurance Corp.	1,074,776
7,347	RLI Corp.^	535,302
6,703	Safety Insurance Group, Inc.	271,338
23,922	Selective Insurance Group, Inc.	424,137
8,529	Stewart Information Services Corp.^	98,510
17,584	Tower Group, Inc.^	354,669
9,109	United Fire & Casualty Co.	183,820

		5,713,970

Shares		Fair Value

Common Stocks, continued
Internet & Catalog Retail (0.3%):
5,978	Blue Nile, Inc.*^	$244,381
12,406	Nutri/System, Inc.^	160,409
8,968	PetMed Express, Inc.^	93,088
5,568	Stamps.com, Inc.*^	145,492

		643,370

Internet Software & Services (1.8%):
14,577	comScore, Inc.*	309,032
18,302	DealerTrack Holdings, Inc.*^	498,913
16,437	Digital River, Inc.*	246,884
17,409	InfoSpace, Inc.*^	191,325
20,928	j2 Global, Inc.^	588,914
8,866	Liquidity Services, Inc.*^	327,155
20,919	LivePerson, Inc.*	262,533
9,333	LogMeIn, Inc.*^	359,787
13,595	Perficient, Inc.*	136,086
11,296	RightNow Technologies, Inc.*^	482,678
39,363	United Online, Inc.	214,135
12,662	XO Group, Inc.*^	105,601

		3,723,043

IT Services (1.8%):
11,657	CACI International, Inc., Class A*^	651,859
31,930	CIBER, Inc.*	123,250
14,946	CSG Systems International, Inc.*	219,856
6,506	Forrester Research, Inc.*	220,814
17,412	Heartland Payment Systems, Inc.	424,156
13,244	iGATE Corp.*^	208,328
14,810	Maximus, Inc.	612,394
11,147	TeleTech Holdings, Inc.*	180,581
8,289	Virtusa Corp.*	120,025
17,054	Wright Express Corp.*	925,691

		3,686,954

Leisure Equipment & Products (1.0%):
5,416	Arctic Cat, Inc.*	122,131
39,302	Brunswick Corp.^	709,794
28,654	Callaway Golf Co.^	158,457
11,457	JAKKS Pacific, Inc.^	161,658
20,998	Pool Corp.^	632,040
8,402	Sturm, Ruger & Co., Inc.^	281,131

		2,065,211

Life Sciences Tools & Services (0.4%):
31,135	Affymetrix, Inc.*	127,342
13,033	Cambrex Corp.*	93,577
14,559	Enzo Biochem, Inc.*	32,612
19,375	eResearch Technology, Inc.*	90,869
26,101	PAREXEL International Corp.*^	541,335

		885,735

continued

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Machinery (3.8%):
30,403	Actuant Corp., Class A^	$689,844
12,421	Albany International Corp., Class A	287,173
8,812	Astec Industries, Inc.*	283,834
6,674	Badger Meter, Inc.^	196,416
20,758	Barnes Group, Inc.^	500,475
22,076	Briggs & Stratton Corp.^	341,957
3,816	Cascade Corp.	180,001
7,620	CIRCOR International, Inc.	269,062
9,170	EnPro Industries, Inc.*	302,427
11,772	ESCO Technologies, Inc.	338,798
27,481	Federal Signal Corp.*	114,046
12,653	John Bean Technologies Corp.	194,477
14,164	Kaydon Corp.^	432,002
5,594	Lindsay Corp.^	307,055
7,590	Lydall, Inc.*	72,029
16,862	Mueller Industries, Inc.^	647,838
20,245	Robbins & Myers, Inc.	982,895
8,294	Tennant Co.	322,388
13,526	Toro Co.^	820,487
12,813	Watts Water Technologies, Inc., Class A^	438,333

		7,721,537

Media (0.7%):
12,024	Arbitron, Inc.	413,746
12,153	Digital Generation, Inc.*^	144,864
13,328	Dolan Co. (The)*^	113,555
13,754	E.W. Scripps Co. (The), Class A*^	110,169
19,413	Harte-Hanks, Inc.	176,464
65,199	Live Nation, Inc.*	541,804

		1,500,602

Metals & Mining (1.1%):
7,161	A.M. Castle & Co.*^	67,743
48,657	AK Steel Holding Corp.^	401,907
11,041	AMCOL International Corp.^	296,451
24,102	Century Aluminum Co.*	205,108
5,331	Haynes International, Inc.	291,072
6,983	Kaiser Aluminum Corp.^	320,380
8,954	Materion Corp.*^	217,403
4,049	Olympic Steel, Inc.^	94,423
13,323	RTI International Metals, Inc.*^	309,227

		2,203,714

Multi-Utilities (0.8%):
25,680	Avista Corp.	661,260
6,565	CH Energy Group, Inc.^	383,265
15,998	NorthWestern Corp.	572,568

		1,617,093

Shares		Fair Value

Common Stocks, continued
Multiline Retail (0.2%):
17,013	Fred’s, Inc.^	$248,050
18,896	Tuesday Morning Corp.*^	65,191

		313,241

Oil, Gas & Consumable Fuels (1.7%):
11,738	Approach Resources, Inc.*^	345,215
5,622	Contango Oil & Gas Co.*^	327,088
8,807	GeoResources, Inc.*^	258,133
19,655	Gulfport Energy Corp.*^	578,840
11,579	Overseas Shipholding Group, Inc.	126,558
20,202	Penn Virginia Corp.	106,869
10,418	Petroleum Development Corp.*	365,776
25,217	PetroQuest Energy, Inc.*^	166,432
21,609	Stone Energy Corp.*	570,045
18,739	Swift Energy Co.*	556,923

		3,401,879

Paper & Forest Products (1.1%):
17,357	Buckeye Technologies, Inc.	580,418
10,031	Clearwater Paper Corp.*	357,204
4,777	Deltic Timber Corp.^	288,483
17,203	KapStone Paper and Packaging Corp.*	270,775
6,639	Neenah Paper, Inc.	148,182
7,134	Schweitzer-Mauduit International, Inc.^	474,126
21,712	Wausau Paper Corp.^	179,341

		2,298,529

Personal Products (0.2%):
7,150	Inter Parfums, Inc.	111,254
6,126	Medifast, Inc.*^	84,049
22,263	Prestige Brands Holdings, Inc.*^	250,904

		446,207

Pharmaceuticals (2.2%):
4,508	Hi-Tech Pharmacal Co., Inc.*^	175,316
23,409	Medicines Co. (The)*	436,344
15,839	Par Pharmaceutical Cos., Inc.*	518,410
27,666	Questcor Pharmaceuticals, Inc.*^	1,150,352
26,082	Salix Pharmaceuticals, Inc.*^	1,248,024
31,107	ViroPharma, Inc.*^	852,021

		4,380,467

Professional Services (0.9%):
5,747	CDI Corp.^	79,366
5,840	Exponent, Inc.*	268,465
7,881	Heidrick & Struggles International, Inc.	169,757
9,902	Insperity, Inc.	251,016
12,520	Kelly Services, Inc., Class A^	171,274
23,077	Navigant Consulting, Inc.*	263,308

9

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Professional Services, continued
16,278	On Assignment, Inc.*	$181,988
19,471	Resources Connection, Inc.	206,198
7,323	School Specialty, Inc.*	18,307
17,698	Trueblue, Inc.*	245,648

		1,855,327

Real Estate Investment Trusts (REITs) (7.7%):
18,789	Acadia Realty Trust	378,410
67,832	BioMed Realty Trust, Inc.^	1,226,402
24,755	Cedar Shopping Centers, Inc.	106,694
38,546	Colonial Properties Trust^	804,070
45,772	Cousins Properties, Inc.	293,398
73,887	DiamondRock Hospitality, Co.^	712,271
11,844	EastGroup Properties, Inc.^	514,977
20,610	Entertainment Properties Trust^	900,863
41,625	Extra Space Storage, Inc.^	1,008,574
31,840	Franklin Street Properties Corp.^	316,808
11,945	Getty Realty Corp.^	166,633
34,337	Healthcare Realty Trust, Inc.	638,325
34,152	Inland Real Estate Corp.	259,897
25,787	Kilroy Realty Corp.^	981,711
28,103	Kite Realty Group Trust	126,744
36,947	LaSalle Hotel Properties^	894,487
59,205	Lexington Corporate Properties Trust^	443,445
13,387	LTC Properties, Inc.^	413,123
48,791	Medical Properties Trust, Inc.^	481,567
16,683	Mid-America Apartment Communities, Inc.^	1,043,522
9,723	Parkway Properties, Inc.	95,869
24,571	Pennsylvania Real Estate Investment Trust^	256,521
22,882	Post Properties, Inc.^	1,000,401
8,192	PS Business Parks, Inc.	454,083
5,194	Saul Centers, Inc.	183,971
12,289	Sovran Self Storage, Inc.	524,372
38,237	Tanger Factory Outlet Centers, Inc.^	1,121,109
5,585	Universal Health Realty Income Trust	217,815
10,177	Urstadt Biddle Properties, Inc., Class A^	184,000

		15,750,062

Real Estate Management & Development (0.1%):
15,581	Forestar Group, Inc.*^	235,741

Road & Rail (0.9%):
11,223	Arkansas Best Corp.	216,267
25,395	Heartland Express, Inc.^	362,894
25,898	Knight Transportation, Inc.^	405,045

Shares		Fair Value

Common Stocks, continued
Road & Rail, continued
20,777	Old Dominion Freight Line, Inc.*^	$842,092

		1,826,298

Semiconductors & Semiconductor Equipment (5.0%):
19,588	Advanced Energy Industries, Inc.*^	210,179
13,982	ATMI, Inc.*	280,060
28,523	Brooks Automation, Inc.^	292,931
9,951	Cabot Microelectronics Corp.*^	470,185
10,384	CEVA, Inc.*^	314,220
28,191	Cirrus Logic, Inc.*^	446,827
10,674	Cohu, Inc.	121,150
13,485	Cymer, Inc.*^	671,014
16,306	Diodes, Inc.*^	347,318
9,726	DSP Group, Inc.*	50,673
38,320	Entropic Communications, Inc.*^	195,815
19,794	Exar Corp.*^	128,661
16,567	FEI Co.*^	675,602
56,130	GT Advanced Technologies, Inc.*^	406,381
12,306	Hittite Microwave Corp.*	607,670
29,974	Kopin Corp.*^	116,299
32,084	Kulicke & Soffa Industries, Inc.*	296,777
21,960	Micrel, Inc.^	222,016
38,312	Microsemi Corp.*	641,726
23,134	MKS Instruments, Inc.^	643,588
13,092	Monolithic Power Systems, Inc.*^	197,296
7,540	Nanometrics, Inc.*	138,887
10,752	Pericom Semiconductor Corp.*	81,823
12,370	Power Integrations, Inc.^	410,189
7,665	Rubicon Technology, Inc.*	71,974
14,077	Rudolph Technologies, Inc.*^	130,353
14,255	Sigma Designs, Inc.*	85,530
10,058	Standard Microsystems Corp.*	259,195
5,316	Supertex, Inc.*^	100,366
22,738	Tessera Technologies, Inc.*	380,862
73,351	TriQuint Semiconductor, Inc.*^	357,219
11,346	Ultratech, Inc.*	278,771
17,083	Veeco Instruments, Inc.*^	355,326
10,841	Volterra Semiconductor Corp.*^	277,638

		10,264,521

Software (3.8%):
19,103	Blackbaud, Inc.^	529,153
15,896	Bottomline Technologies, Inc.*	368,310
19,191	Commvault Systems, Inc.*	819,839
13,780	Ebix, Inc.^	304,538
14,034	EPIQ Systems, Inc.^	168,689
6,318	Interactive Intelligence Group*	144,809

10

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Software, continued
18,770	JDA Software Group, Inc.*	$607,960
9,124	Manhattan Associates, Inc.*	369,340
3,562	MicroStrategy, Inc., Class A*	385,836
15,899	Monotype Imaging Holdings, Inc.*^	247,865
15,193	NetScout Systems, Inc.*^	267,397
6,557	OPNET Technologies, Inc.	240,445
28,232	Progress Software Corp.*	546,289
12,665	Sourcefire, Inc.*^	410,093
11,785	Synchronoss Technologies, Inc.*^	356,025
38,230	Take-Two Interactive Software, Inc.*^	518,016
18,304	Taleo Corp., Class A*^	708,182
29,266	THQ, Inc.*	22,242
10,752	Tyler Technologies, Inc.*^	323,743
17,119	Websense, Inc.*^	320,639

		7,659,410

Specialty Retail (4.7%):
9,564	Big 5 Sporting Goods Corp.	99,848
18,534	Brown Shoe Co., Inc.^	164,953
11,921	Buckle, Inc. (The)^	487,211
19,034	Cabela’s, Inc., Class A*^	483,844
12,996	Cato Corp.	314,503
10,968	Children’s Place Retail Stores, Inc. (The)*^	582,620
16,106	Christopher & Banks Corp.^	37,688
39,358	Coldwater Creek, Inc.*^	46,442
22,856	Finish Line, Inc. (The), Class A	440,778
10,667	Genesco, Inc.*	658,581
10,025	Group 1 Automotive, Inc.^	519,295
8,440	Haverty Furniture Co., Inc.	92,671
11,668	Hibbett Sports, Inc.*	527,160
18,629	Hot Topic, Inc.	123,138
12,276	Jos. A. Bank Clothiers, Inc.*^	598,578
7,155	Kirkland’s, Inc.*	95,162
9,485	Lithia Motors, Inc., Class A^	207,342
12,256	Lumber Liquidators Holdings, Inc.*^	216,441
10,374	MarineMax, Inc.*	67,638
22,580	Men’s Wearhouse, Inc. (The)	731,818
6,380	Midas, Inc.*	54,804
13,592	Monro Muffler Brake, Inc.^	527,234
38,027	OfficeMax, Inc.*	172,643
23,269	Pep Boys - Manny, Moe & Jack	255,959
6,914	Rue21, Inc.*^	149,342
24,783	Select Comfort Corp.*^	537,543
15,334	Sonic Automotive, Inc., Class A^	227,097
13,412	Stage Store, Inc.^	186,293
12,015	Stein Mart, Inc.*	81,822

Shares		Fair Value

Common Stocks, continued
Specialty Retail, continued
12,881	Vitamin Shoppe, Inc.*^	$513,694
11,607	Zale Corp.*^	44,223
9,616	Zumiez, Inc.*^	266,940

		9,513,305

Textiles, Apparel & Luxury Goods (2.7%):
22,485	Carter’s, Inc.*^	895,128
39,816	Crocs, Inc.*^	588,082
32,489	Iconix Brand Group, Inc.*^	529,246
11,819	K-Swiss, Inc., Class A*	34,511
41,741	Liz Claiborne, Inc.*^	360,225
10,375	Maidenform Brands, Inc.*	189,862
7,699	Movado Group, Inc.	139,891
6,114	Oxford Industries, Inc.^	275,864
5,780	Perry Ellis International, Inc.*	82,192
53,997	Quiksilver Resources, Inc.*	194,929
16,299	Skechers U.S.A., Inc., Class A*^	197,544
16,830	Steven Madden, Ltd.*	580,635
11,270	True Religion Apparel, Inc.*	389,717
6,753	UniFirst Corp.	383,165
21,296	Wolverine World Wide, Inc.^	758,989

		5,599,980

Thrifts & Mortgage Finance (0.9%):
20,562	Bank Mutual Corp.^	65,387
30,865	Brookline Bancorp, Inc.^	260,501
12,375	Dime Community Bancshares	155,925
43,013	Northwest Bancshares, Inc.^	535,082
20,200	Oritani Financial Corp.	257,954
23,744	Provident Financial Services, Inc.^	317,932
41,191	TrustCo Bank Corp.^	231,081

		1,823,862

Tobacco (0.1%):
38,604	Alliance One International, Inc.*^	105,003

Trading Companies & Distributors (0.5%):
18,511	Applied Industrial Technologies, Inc.^	651,032
11,557	Kaman Corp., Class A	315,737
1,615	Lawson Products, Inc.	24,920

		991,689

Water Utilities (0.1%):
8,268	American States Water Co.^	288,553

Wireless Telecommunication Services (0.1%):
6,608	NTELOS Holdings Corp.^	134,671
9,765	USA Mobility, Inc.	135,441

		270,112

Total Common Stocks (Cost $175,253,309)		201,737,135

Right (0.0%):
Electronic Equipment, Instruments & Components (0.0%):
10,537	Gerber Scientific, Inc.*(a)	—

Total Right (Cost $—)		—

continued

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares or Principal Amount		Fair Value

Securities Held as Collateral for Securities on Loan (28.1)%
$57,313,823	Allianz Variable Insurance Products Securities Lending Collateral Trust(b)	$57,313,823

Total Securities Held as Collateral for Securities on Loan (Cost $57,313,823)		57,313,823

Unaffiliated Investment Company (0.7%):
1,517,403	Dreyfus Treasury Prime Cash Management, 0.00%(c)	$1,517,403

Total Unaffiliated Investment Company (Cost $1,517,403)		1, 517,403

Total Investment Securities (Cost $234,084,535)(d) — 127.8%		260,568,361
Net other assets (liabilities) — (27.8)%		(56,673,470)

Net Assets — 100.0%		$203,894,891

See accompanying notes to the financial statements.

12

Percentages indicated are based on net assets as of December 31, 2011.

*	Non-income producing security

^	This security or a partial position of the security was on loan as of December 31, 2011. The total value of securities on loan as of December 31, 2011 was $55,321,714.

(a)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2011. The total of all such securities represent 0.00% of the net assets of the fund.

(b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2011.

(c)	The rate represents the effective yield at time of purchase.

(d)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $205,000 has been segregated to cover margin requirements for the following open contracts as of December 31, 2011:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
Russell 2000 Index Mini March Futures	Long	3/16/12	21	$1,551,480	$4,817

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Small Cap Stock Index Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investment securities, at cost	$234,084,535

Investment securities, at value*	$260,568,361
Segregated cash for collateral	205,000
Interest and dividends receivable	226,192
Receivable for capital shares issued	685,715
Receivable for investments sold	12,703
Receivable for variation margin on futures contracts	385
Prepaid expenses	2,337

Total Assets	261,700,693

Liabilities:
Payable for investments purchased	349,156
Payable for capital shares redeemed	409
Payable for collateral received on loaned securities	57,313,823
Payable for variation margin on futures contracts	8,342
Manager fees payable	44,414
Administration fees payable	7,214
Distribution fees payable	42,706
Custodian fees payable	4,888
Administrative and compliance services fees payable	1,335
Trustee fees payable	72
Other accrued liabilities	33,443

Total Liabilities	57,805,802

Net Assets	$203,894,891

Net Assets Consist of:
Capital	$187,833,692
Accumulated net investment income/(loss)	933,414
Accumulated net realized gains/(losses) from investment transactions	(11,360,858)
Net unrealized appreciation/(depreciation) on investments	26,488,643

Net Assets	$203,894,891

Shares of beneficial interest (unlimited number of shares authorized, no par value)	20,656,425
Net Asset Value (offering and redemption price per share)	$9.87

*	Includes securities on loan of $55,321,714.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income:
Interest	$149
Dividends	2,091,783
Income from securities lending	97,119

Total Investment Income	2,189,051

Expenses:
Manager fees	527,660
Administration fees	90,429
Distribution fees	507,363
Custodian fees	29,131
Administrative and compliance services fees	10,103
Trustee fees	17,063
Professional fees	18,261
Shareholder reports	34,425
Other expenses	52,161

Total expenses before reductions	1,286,596
Less expenses contractually waived/reimbursed by the Manager	(30,975)

Net expenses	1,255,621

Net Investment Income/(Loss)	933,430

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	11,227,597
Net realized gains/(losses) on futures contracts	(19,116)
Change in unrealized appreciation/depreciation on investments	(11,731,697)

Net Realized/Unrealized Gains/(Losses) on Investments	(523,216)

Change in Net Assets Resulting From Operations	$410,214

See accompanying notes to the financial statements.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets

	AZL Small Cap Stock Index Fund
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Change in Net Assets:
Operations:
Net investment income/(loss)	$933,430	$1,102,749
Net realized gains/(losses) on investment transactions	11,208,481	3,922,601
Change in unrealized appreciation/depreciation on investments	(11,731,697)	39,381,455

Change in net assets resulting from operations	410,214	44,406,805

Dividends to Shareholders:
From net investment income	(1,102,746)	(1,000,676)

Change in net assets resulting from dividends to shareholders	(1,102,746)	(1,000,676)

Capital Transactions:
Proceeds from shares issued	41,673,815	40,648,783
Proceeds from dividends reinvested	1,102,746	1,000,676
Value of shares redeemed	(38,156,159)	(78,754,045)

Change in net assets resulting from capital transactions	4,620,402	(37,104,586)

Change in net assets	3,927,870	6,301,543
Net Assets:
Beginning of period	199,967,021	193,665,478

End of period	$203,894,891	$199,967,021

Accumulated net investment income/(loss)	$933,414	$1,102,730

Share Transactions:
Shares issued	4,199,484	4,704,877
Dividends reinvested	120,783	121,589
Shares redeemed	(3,855,068)	(9,025,494)

Change in shares	465,199	(4,199,028)

See accompanying notes to the financial statements.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Small Cap Stock Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,				May 1, 2007 to December 31, 2007(a)
	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$9.90	$7.94	$6.36	$9.27	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.05	0.07	0.04	0.03	0.04
Net Realized and Unrealized Gains/(Losses) on Investments	(0.03)	1.94	1.54	(2.90)	(0.63)

Total from Investment Activities	0.02	2.01	1.58	(2.87)	(0.59)

Dividends to Shareholders From:
Net Investment Income	(0.05)	(0.05)	—	(0.03)	(0.05)
Net Realized Gains	—	—	—	(0.01)	(0.09)

Total Dividends	(0.05)	(0.05)	—	(0.04)	(0.14)

Net Asset Value, End of Period	$9.87	$9.90	$7.94	$6.36	$9.27

Total Return(b)	0.29%	25.49%	24.84%	(30.94)%	(5.83	)%(c)
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$203,895	$199,967	$193,665	$119,265	$22,061
Net Investment Income/(Loss)(d)	0.46%	0.62%	0.68%	1.09%	0.73%
Expenses Before Reductions(d)(e)	0.63%	0.65%	0.67%	0.77%	0.87%
Expenses Net of Reductions(d)	0.62%	0.58%	0.58%	0.60%	0.58%
Portfolio Turnover Rate	21%	24%	25%	89%	19	%(c)

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Small Cap Stock Index Fund

Notes to the Financial Statements

December 31, 2011

1.	Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Small Cap Stock Index Fund (the “Fund”). The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

—	AZL Allianz AGIC Opportunity Fund
—	AZL BlackRock Capital Appreciation Fund
—	AZL Columbia Mid Cap Value Fund
—	AZL Columbia Small Cap Value Fund
—	AZL Davis New York Venture Fund (formerly AZL Davis NY Venture Fund)
—	AZL Dreyfus Equity Growth Fund
—	AZL Eaton Vance Large Cap Value Fund
—	AZL Enhanced Bond Index Fund
—	AZL Franklin Small Cap Value Fund
—	AZL Franklin Templeton Founding Strategy Plus Fund
—	AZL Gateway Fund
—	AZL International Index Fund
—	AZL Invesco Equity and Income Fund (formerly AZL Van Kampen Equity and Income Fund)
—	AZL Invesco Growth and Income Fund (formerly AZL Van Kampen Growth and Income Fund)
—	AZL Invesco International Equity Fund
—	AZL JPMorgan International Opportunities Fund (formerly AZL Morgan Stanley International Equity Fund)
—	AZL JPMorgan U.S. Equity Fund
—	AZL MFS Investors Trust Fund
—	AZL Mid Cap Index Fund
—	AZL Money Market Fund
—	AZL Morgan Stanley Global Real Estate Fund
—	AZL Morgan Stanley Mid Cap Growth Fund
—	AZL NFJ International Value Fund
—	AZL Russell 1000 Growth Index Fund
—	AZL Russell 1000 Value Index Fund
—	AZL S&P 500 Index Fund
—	AZL Schroder Emerging Markets Equity Fund
—	AZL Small Cap Stock Index Fund
—	AZL Turner Quantitative Small Cap Growth Fund

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Small Cap Stock Index Fund

Notes to the Financial Statements, continued

December 31, 2011

foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities) and is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The Fund bears all of the gains

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Small Cap Stock Index Fund

Notes to the Financial Statements, continued

December 31, 2011

and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Allianz Investment Management LLC (the “Manager”) to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2011 are presented on the Fund’s Schedule of Portfolio Investments (“Schedule”). The average outstanding amount of securities on loan was $55.2 million for the year ended December 31, 2011.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $9,613 during the year ended December 31, 2011. These fees have been netted against Income from Securities Lending on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments that the Fund may utilize, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2011, the Fund did not enter into any forward currency contracts. The Fund may enter into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

Futures Contracts

During the year ended December 31, 2011, the Fund used futures contracts to provide equity exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Small Cap Stock Index Fund

Notes to the Financial Statements, continued

December 31, 2011

counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $1.6 million as of December 31, 2011. The monthly average notional amount for these contracts was $4.3 million for the year ended December 31, 2011.

Summary of Derivative Instruments

The following is a summary of the fair value of derivative instruments as of December 31, 2011:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*
Equity Contracts	Receivable for variation	$4,817	Payable for variation	$—
	margin on futures contracts		margin on futures contracts

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation Margin on Futures Contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2011:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income
Equity Contracts	Net realized gains/(losses) on futures contracts/change in unrealized appreciation/depreciation on investments	$(19,116)	$ (62,998)

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and BlackRock Investment Management LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2013.

For the year ended December 31, 2011, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit*
AZL Small Cap Stock Index Fund	0.26%	0.71%

*	Prior to May 1, 2011 the Annual Expense Limit was 0.58%.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2011, the contractual reimbursements that are subject to repayment by the Fund in subsequent years were as follows:

	Expires 12/31/2012	Expires 12/31/2013	Expires 12/31/2014
AZL Small Cap Stock Index Fund	$139,199	$124,909	$30,975

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Small Cap Stock Index Fund

Notes to the Financial Statements, continued

December 31, 2011

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2011, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2011, $2,965 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting and a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2011, actual Trustee compensation was $924,000 in total for both Trusts.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1— quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Small Cap Stock Index Fund

Notes to the Financial Statements, continued

December 31, 2011

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Exchange traded futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2011 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks+	$201,737,135	$—	$—	$201,737,135
Right	—	—	—	—
Securities Held as Collateral for Securities on Loan	—	57,313,823	—	57,313,823
Unaffiliated Investment Company	1,517,403	—	—	1,517,403

Total Investment Securities	203,254,538	57,313,823	—	260,568,361

Other Financial Instruments:*
Futures Contracts	4,817	—	—	4,817

Total Investments	$203,259,355	$57,313,823	$—	$260,573,178

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts and forward currency contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

As of December 31, 2011, the Fund held securities that were valued in good faith pursuant to procedures approved by the Board of Trustees. The Gerber Scientific, Inc. right was valued at $0.

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Small Cap Stock Index Fund

Notes to the Financial Statements, continued

December 31, 2011

The Fund recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1, 2 or 3 as of December 31, 2011.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Adoption of ASU 2011-04 will have no effect on the Fund’s net assets. At this time, management is evaluating the impact of ASU 2011-04 on the financial statement disclosures.

5.	Security Purchases and Sales

For the year ended December 31, 2011, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Small Cap Stock Index Fund	$47,884,440	$41,497,472

6.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2011 is $243,438,166. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$40,441,545
Unrealized depreciation	(23,311,350)

Net unrealized appreciation	$17,130,195

As of the end of its tax year ended December 31, 2011, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the table below. Under the provisions of the Regulated Investment Company Modernization Act of 2010, CLCFs that originated in a tax year that began before December 23, 2010 (pre-effective CLCFs) may be carried forward, subject to certain limitations, and applied to offset future capital gains, and thus reduce the amount of distributable capital gains, for up to eight succeeding tax years, after which any unutilized CLCFs expire. Pre-effective CLCFs are applied as short-term capital loss regardless of whether the originating capital loss was short term or long term. CLCFs that originate in tax years beginning after December 22, 2010 (post-effective CLCFs), are applied consistent with the character in which they originated as a new loss on the first day of the immediately succeeding tax year, and thus take precedent over the application of pre-effective CLCFs. Post-effective CLCFs can be carried forward indefinitely.

Pre-effective CLCFs subject to expiration:

Expires 12/31/2017
AZL Small Cap Stock Index Fund	$2,002,410

During the year ended December 31, 2011, the Fund utilized $10,600,991 in CLCFs to offset capital gains.

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Small Cap Stock Index Fund

Notes to the Financial Statements, continued

December 31, 2011

The tax character of dividends paid to shareholders during the year ended December 31, 2011 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Small Cap Stock Index Equity Fund	$1,102,746	$—	$1,102,746

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2010 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Small Cap Stock Index Equity Fund	$1,000,676	$—	$1,000,676

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2011, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Small Cap Stock Index Equity Fund	$933,414	$(2,002,410)	$17,130,195	$16,061,199

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Small Cap Stock Index Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio

February 24, 2012

24

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2011, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

25

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

26

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its

27

affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2011. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 19, 2011, and at an “in person” Board of Trustees meeting held October 26, 2011. The Agreements were approved at the Board meeting of October 26, 2011. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2013. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager and Subadvisers.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

28

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2)  The investment performance of the Funds, the Manager and the Subadvisers.  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 26, 2011, the Manager reported that for the three year period ended June 30, 2011, ten Funds were in the top 40%, six were in the middle 20% and five were in the bottom 40%, and for the one year period ended June 30, 2011, nine Funds were in the top 40%, eight were in the middle 20%, and 11 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2011, nine Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40%. At the Board of Trustees meeting held October 26, 2011, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 29 Funds reviewed by the Board of Trustees in the fall of 2011, 24 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2012 for the 29 Funds was as follows: (1) 21 of the Funds had total expense rankings at or below the 50th percentile; (2) three of the Funds were between the 50th and 65th percentiles; (3) for three of the Funds with expense ranks above the 65th percentile, the Manager recommended, and the Board of Trustees approved, temporary management fee waivers effective May 1, 2012, which are expected to reduce such rankings to the 65th percentile or below; (4) for one Fund with an expense rank above the 65th percentile, the Manager expects such Fund to be below the 65th percentile in 2012 because of greater Fund assets; and (5) for one Fund with an expense rank above the 65th percentile, the Manager reported that the peer group makes for poor comparability.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2009 through June 30, 2011. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

29

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2011 were approximately $6.2 billion, and that no single non-money market Fund had assets in excess of $428 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2012, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

30

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc., 2005 to present; EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	42	Argus Group Holdings; Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 54 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	42	Luther College
Roger Gelfenbien, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	42	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, 2012 to present; General Partner of Fairview Capital, L.P., 1994 to present	42	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to present; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002; Consultant to Hartford Insurance Co., 2001	42	None
Peter W. McClean, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	42	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	42	Connecticut Water Service, Inc.

31

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the Fund Complex During Past 5 Years
Robert DeChellis, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	42	None
Brian Muench, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	42	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Allianz Life from April 2011, to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.
Michael Radmer, Age 66 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/04	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007; Vice President, Fund Administration, Columbia Management, July 2002 to December 2005.
Stephen G. Simon, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

32

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1211 2/12

AZL® Turner Quantitative Small

Cap Growth Fund

Annual Report

December 31, 2011

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Turner Quantitative Small Cap Growth Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Turner Quantitative Small Cap Growth Fund and Turner Investment Partners, Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2011?

For the year ended December 31, 2011, the AZL® Turner Quantitative Small Cap Growth Fund returned –5.39%. That compared to a –2.91% total return for its benchmark, the Russell 2000® Growth Index1.

Volatility was the market norm in 2011 as investors’ appetite for risk increased and decreased repeatedly throughout the year. Positive economic data and headlines spurred rallies, only to have bad news chase investors from stocks in droves.

A soft patch in the U.S. economic recovery, along with European sovereign debt concerns, left markets wobbling in the second half of the year. Value indices outpaced their growth counterparts across the market cap spectrum over the fourth quarter of 2011. For the year, however, growth outperformed value in both the large- and small-cap segment of the U.S. market. Small-cap stocks exhibited the greatest divergence, with the Russell 2000® Growth outperforming the Russell 2000® Value Index2 by 2.6%.

The Fund takes a sector neutral strategy concerning the Russell 2000® Growth Index and has sector weights that closely mirror the corresponding weight within the Index.*

The Fund lagged its benchmark for the year. The sectors that detracted most from the Fund’s relative performance were the producer durables and consumer discretionary sectors. Stock selection contributed to the Fund’s underperformance relative to the its benchmark. Over the fourth quarter, shares of companies with lower price-to-book ratios underperformed shares of companies with higher price-to-book companies. Our model favored the former. Similarly, our model favored higher price-to-earnings3 stocks, which underperformed relative to lower price-to-earnings stocks.*

The outperformance of larger stocks within the Funds benchmark aided the Fund’s relative performance. Part of the Fund’s risk control process involves excluding very small, illiquid securities. As a result, the Fund held underweight positions in many of the smallest companies in the Fund’s bechmark, which aided relative performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2011.
[1]

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

[2]

The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Investors cannot invest directly in an index.
[3]	The Price-to-Earnings Ratio (“P/E Ratio”) is a valuation ratio of a company’s current share price to its per-share earnings. A high P/E means high projected earnings in the future.

1

AZL® Turner Quantitative Small Cap Growth Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, investments of small capitalization companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Growth based investments can perform differently from the market as a whole and can be more volatile that other types of securities.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2011

	1 Year	3 Year	5 Year	Since Inception (4/29/05)
AZL® Turner Quantitative Small Cap Growth Fund	–5.39%	17.00%	–0.76%	2.81%
Russell 2000® Growth Index	–2.91%	19.00%	2.09%	6.27%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio

Gross
AZL® Turner Quantitative Small Cap Growth Fund	1.22%

The above expense ratios are based on the current Fund prospectus dated May 1, 2011. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.35% through April 30, 2013. Additional information pertaining to the December 31, 2011 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 2000® Growth Index, an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Turner Quantitative Small Cap Growth Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Turner Quantitative Small Cap Growth Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only.Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period** 7/1/11 - 12/31/11
AZL Turner Quantitative Small Cap Growth Fund	$1,000.00	$906.80	$5.72	1.19%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period** 7/1/11 - 12/31/11
AZL Turner Quantitative Small Cap Growth Fund	$1,000.00	$1,019.21	$6.06	1.19%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
**	Excludes expense paid indirectly.

Portfolio Composition

(Unaudited)

Investments	Percent of net assets+
Securities Held as Collateral for Securities on Loan	27.6%
Information Technology	22.7
Health Care	19.4
Industrials	17.8
Consumer Discretionary	11.8
Financials	8.2
Energy	7.7
Consumer Staples	3.7
Materials	3.4
Unaffiliated Investment Company	3.3
Telecommunication Services	1.3
Utilities	0.7

Total	127.6%

+	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Turner Quantitative Small Cap Growth Fund

Schedule of Portfolio Investments

December 31, 2011

Shares		Fair Value

Common Stocks (96.7%):
Aerospace & Defense (1.0%):
7,510	HEICO Corp.^	$439,185
16,250	Hexcel Corp.*^	393,412

		832,597

Air Freight & Logistics (0.5%):
12,890	Hub Group, Inc., Class A*	418,023

Auto Components (1.6%):
35,480	Dana Holding Corp.*^	431,082
42,160	Modine Manufacturing Co.*	398,834
13,940	Tenneco, Inc.*^	415,133

		1,245,049

Biotechnology (6.9%):
86,430	Achillion Pharmaceuticals, Inc.*^	658,597
49,150	ARIAD Pharmaceuticals, Inc.*^	602,087
12,580	Cepheid, Inc.*^	432,878
13,170	Cubist Pharmaceuticals, Inc.*^	521,795
34,230	Incyte Corp.*^	513,792
34,720	Momenta Pharmaceuticals, Inc.*	603,781
51,930	NPS Pharmaceuticals, Inc.*	342,219
8,350	Onyx Pharmaceuticals, Inc.*^	366,983
83,770	PDL BioPharma, Inc.^	519,374
20,910	Seattle Genetics, Inc.*^	349,511
13,290	United Therapeutics Corp.*	627,952

		5,538,969

Capital Markets (0.6%):
6,320	Virtus Investment Partners, Inc.*	480,383

Chemicals (0.5%):
25,000	Solutia, Inc.*^	432,000

Commercial Banks (1.2%):
7,550	Signature Bank*	452,925
80,380	Western Alliance Bancorp*	500,767

		953,692

Commercial Services & Supplies (4.6%):
20,900	Brink’s Co. (The)	561,792
9,020	Clean Harbors, Inc.*^	574,845
13,200	Herman Miller, Inc.	243,540
34,720	Interface, Inc., Class A	400,669
29,870	Knoll, Inc.^	443,569
64,140	Steelcase, Inc., Class A^	478,484
19,900	Tetra Tech, Inc.*^	429,641
16,260	United Stationers, Inc.^	529,426

		3,661,966

Communications Equipment (3.0%):
16,390	ADTRAN, Inc.^	494,322
18,980	Aruba Networks, Inc.*^	351,510
27,160	Blue Coat Systems, Inc.*	691,222
14,050	NETGEAR, Inc.*	471,658
65,891	ShoreTel, Inc.*	420,385

		2,429,097

Shares		Fair Value

Common Stocks, continued
Computers & Peripherals (2.2%):
23,730	3D Systems Corp.*^	$341,712
65,480	OCZ Technology Group, Inc.*^	432,823
13,710	Stratasys, Inc.*^	416,921
37,270	Super Micro Computer, Inc.*	584,393

		1,775,849

Construction & Engineering (0.5%):
24,870	MasTec, Inc.*^	431,992

Consumer Finance (2.5%):
21,730	Cardtronics, Inc.*	588,014
27,030	DFC Global Corp.*	488,162
14,080	EZCORP, Inc., Class A*	371,289
7,100	World Acceptance Corp.*^	521,850

		1,969,315

Distributors (0.6%):
6,900	Watsco, Inc.^	453,054

Diversified Consumer Services (0.5%):
12,720	Matthews International Corp., Class A^	399,790

Diversified Financial Services (2.3%):
26,290	Duff & Phelps Corp., Class A	381,205
20,580	Encore Capital Group, Inc.*	437,531
24,390	Financial Engines, Inc.*^	544,629
6,830	Portfolio Recovery Associates, Inc.*^	461,161

		1,824,526

Diversified Telecommunication Services (1.3%):
12,960	Atlantic Tele-Network, Inc.	506,088
30,140	Cogent Communications Group, Inc.*	509,065

		1,015,153

Electric Utilities (0.7%):
29,330	PNM Resources, Inc.^	534,686

Electrical Equipment (1.7%):
9,000	Acuity Brands, Inc.^	477,000
13,350	Belden CDT, Inc.^	444,288
11,640	Woodward, Inc.	476,425

		1,397,713

Electronic Equipment, Instruments & Components (2.4%):
45,230	Aeroflex Holding Corp.*^	463,155
55,740	Brightpoint, Inc.*	599,762
9,230	Littlelfuse, Inc.^	396,705
18,430	Rofin-Sinar Technologies, Inc.*	421,126

		1,880,748

Energy Equipment & Services (2.3%):
12,360	Complete Production Services, Inc.*	414,802
5,980	Dril-Quip, Inc.*	393,604
34,180	Key Energy Services, Inc.*^	528,764
7,090	Lufkin Industries, Inc.^	477,228

		1,814,398

continued

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Turner Quantitative Small Cap Growth Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Food & Staples Retailing (0.5%):
10,970	United Natural Foods, Inc.*	$438,910

Food Products (1.3%):
15,540	Cal-Maine Foods, Inc.^	568,298
81,520	Smart Balance, Inc.*	436,947

		1,005,245

Health Care Equipment & Supplies (4.2%):
7,440	Analogic Corp.^	426,461
16,760	ArthroCare Corp.*	530,957
20,670	Cyberonics, Inc.*	692,445
24,200	Meridian Bioscience, Inc.^	455,928
22,360	NxStage Medical, Inc.*	397,561
35,880	STAAR Surgical Co.*	376,381
18,360	Volcano Corp.*^	436,784

		3,316, 517

Health Care Providers & Services (3.5%):
8,520	AMERIGROUP Corp.*^	503,361
75,260	BioScrip, Inc.*	410,920
63,570	Health Management Associates, Inc., Class A*^	468,511
25,300	HealthSouth Corp.*^	447,051
45,080	MedQuist Holdings, Inc.*	433,670
21,680	PSS World Medical, Inc.*^	524,439

		2,787,952

Health Care Technology (1.4%):
6,350	Athenahealth, Inc.*^	311,912
9,290	Computer Programs & Systems, Inc.	474,812
7,900	Quality Systems, Inc.	292,221

		1,078,945

Hotels, Restaurants & Leisure (2.8%):
78,380	Boyd Gaming Corp.*^	584,715
19,580	Jack in the Box, Inc.*	409,222
56,820	Krispy Kreme Doughnuts, Inc.*^	371,603
32,660	Pinnacle Entertainment, Inc.*	331,825
38,400	Texas Roadhouse, Inc.^	572,160

		2, 269,525

Household Durables (0.3%):
8,590	Ethan Allen Interiors, Inc.^	203,669

Insurance (0.6%):
8,420	Infinity Property & Casualty Corp.	477,751

Internet Software & Services (4.4%):
21,610	Ancestry.com, Inc.*^	496,166
13,770	BroadSoft, Inc.*^	415,854
18,450	DealerTrack Holdings, Inc.*^	502,947
12,630	OpenTable, Inc.*^	494,212
11,480	RightNow Technologies, Inc.*^	490,540
26,160	ValueClick, Inc.*^	426,146
26,680	Virnetx Holding Corp.*^	666,200

		3,492,065

Shares		Fair Value

Common Stocks, continued
IT Services (0.7%):
10,880	Wright Express Corp.*^	$590,566

Leisure Equipment & Products (0.5%):
7,840	Polaris Industries, Inc.^	438,883

Life Sciences Tools & Services (1.2%):
31,790	Bruker Corp.*	394,832
28,470	PAREXEL International Corp.*	590,468

		985,300

Machinery (4.6%):
23,670	Actuant Corp., Class A^	537,072
22,900	Albany International Corp., Class A	529,448
21,950	Barnes Group, Inc.^	529,214
34,810	Blount International, Inc.*	505,441
9,310	Chart Industries, Inc.*^	503,392
10,670	EnPro Industries, Inc.*	351,897
51,490	Meritor, Inc.*	273,927
13,820	Watts Water Technologies, Inc., Class A^	472,782

		3,703,173

Media (1.2%):
78,180	Belo Corp., Class A^	492,534
57,580	E.W. Scripps Co. (The), Class A*	461,216

		953,750

Metals & Mining (2.1%):
16,600	AMCOL International Corp.^	445,710
8,260	Haynes International, Inc.	450,996
36,470	Stillwater Mining Co.*^	381,476
26,630	Worthington Industries, Inc.^	436,200

		1,714,382

Multiline Retail (0.7%):
53,460	Saks, Inc.*^	521,235

Oil, Gas & Consumable Fuels (5.5%):
9,490	Berry Petroleum Co., Class A^	398,770
15,650	Carrizo Oil & Gas, Inc.*^	412,377
24,280	Cloud Peak Energy, Inc.*^	469,090
16,770	CVR Energy, Inc.*	314,102
99,940	Magnum Hunter Resources Corp.*^	538,677
20,900	Northern Oil & Gas, Inc.*	501,182
49,090	Patriot Coal Corp.*^	415,792
64,400	PetroQuest Energy, Inc.*^	425,040
31,300	Rex Energy Corp.*^	461,988
9,870	Rosetta Resources, Inc.*^	429,345

		4,366,363

Paper & Forest Products (0.7%):
38,440	Glatfelter^	542,773

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Turner Quantitative Small Cap Growth Fund

Schedule of Portfolio Investments, continued

December 31, 2011

Shares		Fair Value

Common Stocks, continued
Personal Products (1.9%):
13,720	Elizabeth Arden, Inc.*	$508,189
9,290	Nu Skin Enterprises, Inc., Class A^	451,215
48,380	Prestige Brands Holdings, Inc.*^	545,243

		1,504,647

Pharmaceuticals (2.3%):
19,390	Akorn, Inc.*^	215,617
26,080	Auxilium Pharmaceuticals, Inc.*	519,774
31,480	Impax Laboratories, Inc.*^	634,952
35,510	Optimer Pharmaceuticals, Inc.*	434,642

		1,804,985

Professional Services (2.2%):
9,140	Acacia Research*^	333,701
7,320	Advisory Board Co. (The)*^	543,217
11,170	Huron Consulting Group, Inc.*	432,726
17,270	Insperity, Inc.	437,795

		1,747,439

Real Estate Investment Trusts (REITs) (1.0%):
13,090	Highwoods Properties, Inc.^	388,380
22,620	OMEGA Healthcare Investors, Inc.^	437,697

		826,077

Road & Rail (1.8%):
20,650	American Railcar Industries, Inc.*^	494,154
34,720	Avis Budget Group, Inc.*^	372,198
9,170	Genesee & Wyoming, Inc., Class A*^	555,519

		1,421,871

Semiconductors & Semiconductor Equipment (3.4%):
12,940	Cavium, Inc.*^	367,884
19,020	CEVA, Inc.*^	575,545
24,930	Microsemi Corp.*	417,578
41,430	OmniVision Technologies, Inc.*	506,896
13,650	Ultratech, Inc.*	335,381
20,130	Volterra Semiconductor Corp.*^	515,529

		2,718,813

Software (6.6%):
17,790	ACI Worldwide, Inc.*^	509,506
19,650	Advent Software, Inc.*^	478,674
19,130	Blackbaud, Inc.^	529,901
8,360	Concur Technologies, Inc.*^	424,604

Shares or Principal Amount		Fair Value

Common Stocks, continued
Software, continued
19,850	Jack Henry & Associates, Inc.^	$667,159
23,950	Kenexa Corp.*^	639,465
23,190	Parametric Technology Corp.*^	423,449
21,800	Progress Software Corp.*^	421,830
12,180	Solarwinds, Inc.*	340,431
16,020	Tyler Technologies, Inc.*^	482,362
4,770	Ultimate Software Group, Inc. (The)*^	310,622

		5,228,003

Specialty Retail (1.8%):
23,540	Finish Line, Inc. (The), Class A^	453,969
24,300	Select Comfort Corp.*^	527,067
28,550	Sonic Automotive, Inc., Class A^	422,825

		1,403,861

Textiles, Apparel & Luxury Goods (1.9%):
17,390	Ann, Inc.*^	430,924
10,940	Carter’s, Inc.*^	435,522
9,910	Oxford Industries, Inc.	447,139
4,650	Warnaco Group, Inc. (The)*^	232,686

		1,546,271

Trading Companies & Distributors (0.7%):
15,990	Applied Industrial Technologies, Inc.	562,368

Total Common Stocks (Cost $72,739,919)		77,140,339

Securities Held as Collateral for Securities on Loan (27.6%):
$22,015,292	Allianz Variable Insurance Products Securities Lending Collateral Trust(a)	22,015,292

Total Securities Held as Collateral for Securities on Loan (Cost $22,015,292)		22,015,292

Unaffiliated Investment Company (3.3%):
2,653,637	Dreyfus Treasury Prime Cash Management, 0.00%(b)	2,653,637

Total Unaffiliated Investment Company (Cost $2,653,637)		2,653,637

Total Investment Securities (Cost $97,408,848)(c) — 127.6%		101,809,268
Net other assets (liabilities) — (27.6)%		(22,040,841)

Net Assets — 100.0%		$79,768,427

Percentages indicated are based on net assets as of December 31, 2011.

*	Non-income producing security
^	This security or a partial position of the security was on loan as of December 31, 2011. The total value of securities on loan as of December 31, 2011 was $21,294,914.
(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2011.
(b)	The rate represents the effective yield at December 31, 2011.
(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Turner Quantitative Small Cap Growth Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investment securities, at cost	$97,408,848

Investment securities, at value*	$101,809,268
Interest and dividends receivable	32,418
Receivable for capital shares issued	36,011
Prepaid expenses	839

Total Assets	101,878,536

Liabilities:
Payable for capital shares redeemed	7,318
Payable for collateral received on loaned securities	22,015,292
Manager fees payable	57,018
Administration fees payable	2,841
Distribution fees payable	16,770
Custodian fees payable	989
Administrative and compliance services fees payable	570
Trustee fees payable	31
Other accrued liabilities	9,280

Total Liabilities	22,110,109

Net Assets	$79,768,427

Net Assets Consist of:
Capital	$80,826,344
Accumulated net investment income/(loss)	15,051
Accumulated net realized gains/(losses) from investment transactions	(5,473,388)
Net unrealized appreciation/(depreciation) on investments	4,400,420

Net Assets	$79,768,427

Shares of beneficial interest (unlimited number of shares authorized, no par value)	8,507,015
Net Asset Value (offering and redemption price per share)	$9.38

*	Includes securities on loan of $21,294,914.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income:
Dividends	$592,830
Income from securities lending	97,254

Total Investment Income	690,084

Expenses:
Manager fees	744,093
Administration fees	40,106
Distribution fees	218,850
Custodian fees	9,438
Administrative and compliance services fees	4,236
Trustee fees	6,987
Professional fees	7,496
Shareholder reports	9,527
Other expenses	3,088

Total expenses	1,043,821

Net Investment Income/(Loss)	(353,737)

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	10,853,675
Change in unrealized appreciation/depreciation on investments	(15,809,418)

Net Realized/Unrealized Gains/(Losses) on Investments	(4,955,743)

Change in Net Assets Resulting From Operations	$(5,309,480)

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets

	AZL Turner Quantitative Small Cap Growth Fund
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Change in Net Assets:
Operations:
Net investment income/(loss)	$(353,737)	$66,702
Net realized gains/(losses) on investment transactions	10,853,675	7,342,804
Change in unrealized appreciation/depreciation on investments	(15,809,418)	9,518,996

Change in net assets resulting from operations	(5,309,480)	16,928,502

Dividends to Shareholders:
From net investment income	(40,051)	—

Change in net assets resulting from dividends to shareholders	(40,051)	—

Capital Transactions:
Proceeds from shares issued	21,294,080	40,728,439
Proceeds from dividends reinvested	40,051	—
Value of shares redeemed	(27,688,962)	(13,641,639)

Change in net assets resulting from capital transactions	(6,354,831)	27,086,800

Change in net assets	(11,704,362)	44,015,302
Net Assets:
Beginning of period	91,472,789	47,457,487

End of period	$79,768,427	$91,472,789

Accumulated net investment income/(loss)	$15,051	$40,591

Share Transactions:
Shares issued	2,138,585	4,744,521
Dividends reinvested	4,567	—
Shares redeemed	(2,857,736)	(1,685,164)

Change in shares	(714,584)	3,059,357

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Turner Quantitative Small Cap Growth Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2011		2010	2009	2008	2007
Net Asset Value, Beginning of Period	$9.92		$7.70	$5.86	$12.90	$12.50

Investment Activities:
Net Investment Income/(Loss)	(0.04)		0.01	(0.02)	(0.04)	(0.08)
Net Realized and Unrealized Gains/(Losses) on Investments	(0.50)		2.21	1.86	(4.96)	0.83

Total from Investment Activities	(0.54)		2.22	1.84	(5.00)	0.75

Dividends to Shareholders From:
Net Investment Income	—	(a)	—	—	—	—
Net Realized Gains	—		—	—	(2.04)	(0.35)

Total Dividends	—	(a)	—	—	(2.04)	(0.35)

Net Asset Value, End of Period	$9.38		$9.92	$7.70	$5.86	$12.90

Total Return(b)	(5.39)%		28.83%	31.40%	(43.35)%	6.07%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$79,768		$91,473	$47,457	$36,237	$62,425
Net Investment Income/(Loss)	(0.40)%		0.11%	(0.23)%	(0.54)%	(0.47)%
Expenses Before Reductions(c)	1.19%		1.22%	1.24%	1.26%	1.23%
Expenses Net of Reductions	1.19%		1.22%	1.24%	1.26%	1.23%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)	1.19%		1.22%	1.24%	1.26%	1.23%
Portfolio Turnover Rate	145	%(e)	97%	173%	226%	240%

(a)	Represents less than $0.005.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(e)	The portfolio turnover rate for the year ended December 31, 2011 was higher than the prior year primarily due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Turner Quantitative Small Cap Growth Fund

Notes to the Financial Statements

December 31, 2011

1.	Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Turner Quantitative Small Cap Growth Fund (the “Fund”). The Trust consists of 29 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

—	AZL Allianz AGIC Opportunity Fund
—	AZL BlackRock Capital Appreciation Fund
—	AZL Columbia Mid Cap Value Fund
—	AZL Columbia Small Cap Value Fund
—	AZL Davis New York Venture Fund (formerly AZL Davis NY Venture Fund)
—	AZL Dreyfus Equity Growth Fund
—	AZL Eaton Vance Large Cap Value Fund
—	AZL Enhanced Bond Index Fund
—	AZL Franklin Small Cap Value Fund
—	AZL Franklin Templeton Founding Strategy Plus Fund
—	AZL Gateway Fund
—	AZL International Index Fund
—	AZL Invesco Equity and Income Fund (formerly AZL Van Kampen Equity and Income Fund)
—	AZL Invesco Growth and Income Fund (formerly AZL Van Kampen Growth and Income Fund)
—	AZL Invesco International Equity Fund
—	AZL JPMorgan International Opportunities Fund (formerly AZL Morgan Stanley International Equity Fund)
—	AZL JPMorgan U.S. Equity Fund
—	AZL MFS Investors Trust Fund
—	AZL Mid Cap Index Fund
—	AZL Money Market Fund
—	AZL Morgan Stanley Global Real Estate Fund
—	AZL Morgan Stanley Mid Cap Growth Fund
—	AZL NFJ International Value Fund
—	AZL Russell 1000 Growth Index Fund
—	AZL Russell 1000 Value Index Fund
—	AZL S&P 500 Index Fund
—	AZL Schroder Emerging Markets Equity Fund
—	AZL Small Cap Stock Index Fund
—	AZL Turner Quantitative Small Cap Growth Fund

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Turner Quantitative Small Cap Growth Fund

Notes to the Financial Statements, continued

December 31, 2011

includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Turner Quantitative Small Cap Growth Fund

Notes to the Financial Statements, continued

December 31, 2011

at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities) and is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Allianz Investment Management LLC (the “Manager”) to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2011 are presented on the Fund’s Schedule of Portfolio Investments (“Schedule”). The average outstanding amount of securities on loan was $23.8 million for the year ended December 31, 2011.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $9,687 during the year ended December 31, 2011. These fees have been netted against Income from Securities Lending on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments that the Fund may utilize, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2011, the Fund did not enter into any forward currency contracts. The Fund may enter into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Turner Investment Partners, Inc. (“Turner”), Turner provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Turner Quantitative Small Cap Growth Fund

Notes to the Financial Statements, continued

December 31, 2011

Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2013.

For the year ended December 31, 2011, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Turner Quantitative Small Cap Growth Fund	0.85%	1.35%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2011, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2011, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2011, $1,297 was paid from the Fund relating to these fees and expenses.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Turner Quantitative Small Cap Growth Fund

Notes to the Financial Statements, continued

December 31, 2011

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting and a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2011, actual Trustee compensation was $924,000 in total for both Trusts.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Exchange traded futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Turner Quantitative Small Cap Growth Fund

Notes to the Financial Statements, continued

December 31, 2011

predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2011, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2011 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks+	$77,140,339	$—	$—	$77,140,339
Securities Held as Collateral for Securities on Loan	—	22,015,292	—	22,015,292
Unaffiliated Investment Company	2,653,637	—	—	2,653,637

Total Investment Securities	$79,793,976	$22,015,292	$—	$101,809,268

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

The Fund recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1, 2 or 3 as of December 31, 2011.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Adoption of ASU 2011-04 will have no effect on the Fund’s net assets. At this time, management is evaluating the impact of ASU 2011-04 on the financial statement disclosures.

5.	Security Purchases and Sales

For the year ended December 31, 2011, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Tumer Quantitative Small Cap Growth Fund	$125,934,980	$133,780,220

6.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2011 is $97,720,553. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$8,685,772
Unrealized depreciation	(4,597,057)

Net unrealized appreciation	$4,088,715

As of the end of its tax year ended December 31, 2011, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the table below. Under the provisions of the Regulated Investment Company Modernization Act of 2010, CLCFs that originated in a tax year that began before December 23, 2010 (pre-effective CLCFs) may be carried forward, subject to certain

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Turner Quantitative Small Cap Growth Fund

Notes to the Financial Statements, continued

December 31, 2011

limitations, and applied to offset future capital gains, and thus reduce the amount of distributable capital gains, for up to eight succeeding tax years, after which any unutilized CLCFs expire. Pre-effective CLCFs are applied as short-term capital loss regardless of whether the originating capital loss was short term or long term. CLCFs that originate in tax years beginning after December 22, 2010 (post-effective CLCFs), are applied consistent with the character in which they originated as a new loss on the first day of the immediately succeeding tax year, and thus take precedent over the application of pre-effective CLCFs. Post-effective CLCFs can be carried forward indefinitely.

Pre-effective CLCFs subject to expiration:

Expires 12/31/2017
AZL Turner Quantitative Small Cap Growth Fund	$5,146,632

During the year ended December 31, 2011, the Fund utilized $11,054,073 in CLCFs to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2011 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Turner Quantitative Small Cap Growth Index Fund	$40,051	$—	$40,051

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

During the year ended December 31, 2010 there were no dividends paid to shareholders.

As of December 31, 2011, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Turner Quantitative Small Cap Growth Index Fund	$—	$(5,146,632)	$4,088,715	$(1,057,917)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

7.	Subsequent Event

Effective at close of business on February 24, 2012, Oppenheimer Funds, Inc. (“Oppenheimer”) replaced Turner Investment Partners, Inc. (“Turner”) as the subadviser to the AZL® Turner Quantitative Small Cap Growth Fund and the following name change was effective at close of business on February 24, 2012.

Name effective on February 24, 2012	Previous Name
AZL® Oppenheimer Discovery Fund	AZL® Turner Quantitative Small Cap Growth Fund

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Turner Quantitative Small Cap Growth Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio

February 24, 2012

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2011, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent

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to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2011. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 19, 2011, and at an “in person” Board of Trustees meeting held October 26, 2011. The Agreements were approved at the Board meeting of October 26, 2011. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2013. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager and Subadvisers.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted

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that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2)  The investment performance of the Funds, the Manager and the Subadvisers.  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 26, 2011, the Manager reported that for the three year period ended June 30, 2011, ten Funds were in the top 40%, six were in the middle 20% and five were in the bottom 40%, and for the one year period ended June 30, 2011, nine Funds were in the top 40%, eight were in the middle 20%, and 11 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2011, nine Funds were in the top 40%, three were in the middle 20%, and seven were in the bottom 40%. At the Board of Trustees meeting held October 26, 2011, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 29 Funds reviewed by the Board of Trustees in the fall of 2011, 24 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2012 for the 29 Funds was as follows: (1) 21 of the Funds had total expense rankings at or below the 50th percentile; (2) three of the Funds were between the 50th and 65th percentiles; (3) for three of the Funds with expense ranks above the 65th percentile, the Manager recommended, and the Board of Trustees approved, temporary management fee waivers effective May 1, 2012, which are expected to reduce such rankings to the 65th percentile or below; (4) for one Fund with an expense rank above the 65th percentile, the Manager expects such Fund to be below the 65th percentile in 2012 because of greater Fund assets; and (5) for one Fund with an expense rank above the 65th percentile, the Manager reported that the peer group makes for poor comparability.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2009 through June 30, 2011. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the

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Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5)  The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.  The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2011 were approximately $6.2 billion, and that no single non-money market Fund had assets in excess of $428 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2012, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

* * * * * *

Selection of New Subadviser

Following a recommendation by the Manager, at an “in-person” Board of Trustees meeting held December 7, 2011, the Board of Trustees approved Oppenheimer Funds, Inc. (“Oppenheimer”) to replace Turner Investment Partners, Inc. as the Subadviser to the AZL Turner Quantitative Small Cap Growth Fund (the “Fund”). This change is expected to occur in February, 2012, at which time the name of the Fund will be changed to “AZL Oppenheimer Discovery Fund.”

Key factors in the Manager’s recommendation include Oppenheimer’s (1) sound philosophy, management team, and process: (2) consistent performance driven by stock selection; (3) investment process which has led to strong absolute and risk adjusted returns relative to peer performance; and that (4) following the retention of Oppenheimer, the shareholder fee structure will remain unchanged.

At the Board of Trustees meeting on December 7, 2011, the Trustees were provided with information on Oppenheimer’s investment philosophy and investment process, and the Oppenheimer team which will be responsible for managing the Fund. The Trustees received historical performance information which indicated that the Oppenheimer managed fund (which has been managed by personnel and pursuant to the process which will be used for the Fund) significantly out-performed the Fund for the last one, two, three, four and five year periods ended September 30, 2011. Other information supplied indicates that over the five year period ended September 30, 2011, the Oppenheimer managed fund had strong risk adjusted returns.

At the Board of Trustees meeting on December 7, 2011, the Trustees were provided with information that the change in Subadvisers will not have an impact on shareholder fees. Under the new Subadvisory Agreement fee schedule, there will be up to a five basis point increase, but the Manager’s fee under the Advisory Agreement will be unchanged. The Trustees were supplied with information which indicated that following the change in Subadvisers, the Fund will continue to have a total expense ratio in the 40th percentile in the category of Small Cap Growth Funds.

At the meeting on December 7, 2011, the Board of Trustees reaffirmed their conclusions on the “factors” discussed in (1) through (5) above to the extent relevant in connection with the decision to retain Oppenheimer as the new Subadviser to the Fund.

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Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc., 2005 to present; EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	42	Argus Group Holdings; Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 54 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	42	Luther College
Roger Gelfenbien, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	42	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, 2012 to present; General Partner of Fairview Capital, L.P., 1994 to present	42	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to present; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002; Consultant to Hartford Insurance Co., 2001	42	None
Peter W. McClean, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	42	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	42	Connecticut Water Service, Inc.

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Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the Fund Complex During Past 5 Years
Robert DeChellis, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	42	None
Brian Muench, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	42	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Allianz Life from April 2011, to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.
Michael Radmer, Age 66 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/04	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007; Vice President, Fund Administration, Columbia Management, July 2002 to December 2005.
Stephen G. Simon, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

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The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1211 2/12

Item 2.	Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Arthur C. Reeds III, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

	$000,00.00	$000,00.00
	2011	2010
(a) Audit Fees	$359,600	$354,380

(b) Audit-Related Fees	$5,500	$9,000

The fees for 2010 relate to the consent issuance in two Form N-14 filings and the review of the annual registration statement filed with the Securities and Exchange Commission (“SEC”).

	$000,00.00	$000,00.00
	2011	2010
(c) Tax Fees	$67,860	$68,185

Tax fees for both years related to the preparation of the Funds’ federal and state income tax returns, federal excise tax return review and review of capital gain and income distribution calculations.

	$000,00.00	$000,00.00
	2011	2010
All Other Fees	$0	$0

4(e)(1)

The Audit Committee (“Committee”) of the Registrant is responsible for pre-approving all audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Before the Registrant engages the independent auditor to render a service, the engagement must be either specifically approved by the Committee or entered into pursuant to the pre-approval policy. The Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Committee at its next scheduled meeting. The Committee may not delegate to management the Committee’s responsibilities to pre-approve services performed by the independent auditor. The Committee has delegated pre-approval authority to its Chairman for any services not exceeding $10,000.

4(e)(2)

During the previous two fiscal years, the Registrant did not receive any non-audit services pursuant to a waiver from the audit committee approval or pre-approval requirement under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

4(f)

Not applicable

4(g)

$000,00.00	$000,00.00
2011	2010
$73,360	$77,185

4(h)

Not applicable

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) The Schedule of Investments as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of the Form N-CSR.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Allianz Variable Insurance Products Trust

By (Signature and Title)	/s/ Brian Muench
Brian Muench, President

Date February 21, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian Muench
Brian Muench, President

Date February 21, 2012

By (Signature and Title)*	/s/ Ty Edwards
Ty Edwards, Treasurer

Date February 21, 2012